AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 2008

SECURITIES ACT FILE NO. 333–

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

MANAGERS AMG FUNDS

(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

(800) 299-3500

(Registrant’s Telephone Number, Including Area Code)

Donald S. Rumery

Managers AMG Funds

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and Address of Agent for Service)

Copy to: Daniel O. Hirsch, Esq.

Ropes & Gray LLP

One Metro Center

700 12th Street, NW, Suite 900

Washington, DC 20005

Title of Securities being Registered: shares of beneficial interest, $0.001 par value per share.

It is proposed that this filing will become effective on September 2, 2008, pursuant to Rule 488.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

BNY HAMILTON MULTI-CAP EQUITY FUND

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Meeting of Shareholders

To Be Held on October 15, 2008

Dear Valued Shareholder:

You are cordially invited to attend a special shareholder meeting of the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund (throughout this letter and the related proxy materials we refer to such funds as the “Existing Funds”), each a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) to be held on October 15, 2008. I would like to provide you with additional background and ask for your vote on an important proposal affecting the Existing Funds.

BNY Hamilton Funds, a Maryland corporation and registered investment company advised by The Bank of New York Mellon Corporation (“BNY”), and Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust and registered investment company advised by Managers Investment Group LLC (“Managers”), have each approved a proposed reorganization whereby each Existing Fund, each a series of BNY Hamilton Funds, would be reorganized into a new series of Managers AMG Funds (each a “Reorganization” and collectively the “Reorganizations”). The Reorganizations arise out of the Acquisition (defined below), and are expected to close on or about November 10, 2008, or sooner. The portfolios of the Existing Funds are managed by Gannett Welsh & Kotler, LLC (“GW&K”), a wholly-owned subsidiary of BNY, as subadvisor to the Existing Funds. Managers is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG and BNY have signed an agreement whereby AMG will acquire ownership of GW&K from BNY (the “Acquisition”). In connection with the Acquisition, a broad group of GW&K professionals will hold an equity interest in the firm and have entered into long-term employment agreements with the firm and AMG. As a result of the Acquisition, there will be a change in control of GW&K. GW&K, under its new ownership, will succeed to the registration of GW&K as an investment adviser. The Acquisition is scheduled to be consummated in October 2008, or sooner, subject to certain conditions.

In connection with the Acquisition, the Board of Directors of BNY Hamilton Funds, including a majority of the Directors who are not “interested persons” of BNY Hamilton Funds, as defined by the Investment Company Act of 1940, as amended (the “Independent Directors”), and the Board of Trustees of Managers AMG Funds formally approved the Reorganizations on July 24, 2008 and July 29, 2008, respectively. To carry out the Reorganizations, Managers AMG Funds is creating two new funds with substantially similar investment objectives, strategies and policies as the two Existing Funds. The two funds are called the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund, and are part of the family of mutual funds advised by Managers (the “Managers Funds”). Throughout this letter and the related proxy materials we refer to the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund as the “New Funds.” We are seeking your approval of the Reorganizations to reorganize each Existing Fund into the corresponding New Fund. We expect that the Reorganizations will occur after the Acquisition. Because the consummation of the Acquisition will cause the Existing Funds’ subadvisory agreements with GW&K to terminate, shareholders of each Existing Fund are also being asked to approve proposed subadvisory agreements with GW&K. Approval of the proposed subadvisory agreements will continue the Existing Funds’ current subadvisory agreements with GW&K, which will allow each Existing Fund’s current management to continue uninterrupted between the closings of the Acquisition and the Reorganizations. Information regarding the Reorganizations and the proposed subadvisory agreements is contained in the enclosed proxy materials.

In each Reorganization, the Existing Fund will transfer all of its assets to the corresponding New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to shareholders of the Existing Fund shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization. Each Reorganization is expected to qualify as a tax-free transaction. Managers and GW&K have agreed that GW&K will pay the expenses of the Reorganizations, including proxy solicitation costs, so that shareholders of the BNY Hamilton Funds and Managers AMG Funds will not bear any of these costs.

BNY has indicated that it is not willing to continue to serve indefinitely as investment adviser to the Existing Funds following the Acquisition. A primary purpose of the Reorganizations is to bring the Existing Funds into the Managers Funds family in order to permit GW&K, which has managed each Existing Fund (or its predecessor) since such Fund’s inception and which will be affiliated with Managers after the Acquisition, to continue to provide day-to-day portfolio management services to shareholders of the New Funds. Pursuant to the Reorganizations, Managers will serve as the investment manager to each New Fund, and GW&K will serve as the subadvisor to each New Fund. As a result, the GW&K personnel involved in managing each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds, and, as the investment manager of each New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Funds.

The Board of Directors of BNY Hamilton Funds has approved the Reorganizations and believes that approval of the Reorganizations is in the best interests of shareholders. Accordingly, your Board recommends that you vote in favor of the Reorganizations.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. If you have any questions about the proxy materials, the proposed Reorganizations or the proposed subadvisory agreements, please call your BNY Mellon wealth management account officer, other investment professional or the Existing Funds at 1-800-426-9363.

Very truly yours,

Joseph F. Murphy President of BNY Hamilton Funds, Inc.

2

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Q: What am I being asked to vote on?

A: As a shareholder of an Existing Fund, you are being asked to vote to approve the Reorganization of each Existing Fund into the corresponding New Fund, each a series of Managers AMG Funds, pursuant to an Agreement and Plan of Reorganization between BNY Hamilton Funds and Managers AMG Funds. In connection with the Reorganizations, each Existing Fund will transfer all of its assets to the corresponding New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive shares of the New Fund (the “New Fund Shares”) with a value equal to the value of your shares of the Existing Fund immediately prior to the Reorganization. Upon completion of the Reorganization, you will become a shareholder of the New Fund.

Q: Has my Fund’s Board of Directors approved the Reorganizations?

A: Yes. The Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, approved the Reorganization for each Existing Fund on July 24, 2008 and recommends that you vote to approve the Reorganizations.

Q: Why is the Board recommending the Reorganizations?

A: The Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has concluded that participation in each proposed Reorganization is in the best interests of the Existing Fund and its shareholders. In reaching this conclusion, the Board considered several factors, which are discussed in detail in these materials. These factors include that fact that BNY had advised the Board that following AMG’s Acquisition of GW&K, BNY is not willing to continue to serve indefinitely as the investment adviser to the Existing Funds. A primary purpose of the Reorganizations is to bring the Existing Funds into the Managers Funds family in order to permit GW&K, which has managed each Existing Fund (or its predecessor) since such Fund’s inception, to continue to provide day-to-day portfolio management services to shareholders of the New Funds. GW&K will serve as the subadvisor for the New Funds, allowing shareholders to continue to invest in a mutual fund advised by the same portfolio management personnel. Managers, an independently managed subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Funds. Managers currently provides investment management and administration services to the Managers Funds family of funds, a complex of 32 other mutual funds, not including the New Funds. Managers has advised the Board of Directors of BNY Hamilton Funds that Managers is committed to providing shareholders with access to a complete array of investment products and state-of-the-art shareholder services. As a shareholder in a New Fund, you will have access to the Managers Funds family of funds with the ability to exchange into certain other Managers Funds. Because of expense cap arrangements in place for the New Funds for at least the next two years, as a shareholder in a New Fund your expenses will not increase above the current level of expenses of the corresponding Existing Fund. The Reorganizations are expected to be tax-free to Existing Fund shareholders for U.S. federal income tax purposes.

3

Q: Why am I being asked to approve subadvisory agreements?

A: GW&K currently serves as the subadvisor to the Existing Funds pursuant to subadvisory agreements with BNY. The closing of the Acquisition will result as a matter of law in an assignment of such subadvisory agreements and cause them to terminate. In order for the current subadvisory agreements to continue and for GW&K to continue to serve as subadvisor of the Existing Funds between the closing of the Acquisition and the closing of the Reorganizations under terms similar to those of the current subadvisory agreements, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has approved, and recommends that you approve, proposed subadvisory agreements with GW&K.

Q: How do the proposed subadvisory agreements differ from the current subadvisory agreements with GW&K?

A: The terms of the agreements, including fees payable to GW&K, are the same in all material respects, except for non-material conforming edits.

Q: Who will manage my Fund once the Reorganizations are completed?

A: Following the Reorganizations, Managers will serve as the investment manager of each New Fund and GW&K, the Existing Funds’ current subadvisor, will serve as each New Fund’s subadvisor. GW&K will continue to have day-to-day portfolio management responsibility as subadvisor for each New Fund, and each New Fund’s portfolio will be managed in the same manner and by the same personnel as the corresponding Existing Fund.

Q: Will the Fund expenses that I bear as a shareholder of a New Fund be higher than the expenses I currently bear as a shareholder of the corresponding Existing Fund?

A: No. It is anticipated that for at least the first two years after the Reorganizations take effect, because of contractual expense limitations that will be implemented by Managers, the expenses you will bear as a shareholder of a New Fund will be no higher than the expenses you currently bear as a shareholder of the corresponding Existing Fund. Each Existing Fund’s investment agreement currently contains a “breakpoint” that reduces the Existing Fund’s advisory fee when asset levels exceed $500 million. Existing Fund shareholders have never received the benefit of the breakpoint, however, because assets have never reached $500 million. Although the New Funds’ advisory fees do not contain breakpoints, the New Funds have agreed to further reduce advisory fees during the first two years of operation to the same extent as the Existing Funds would have done if assets exceed $500 million.

Q: Will I, or my Fund, need to pay fees or taxes as a result of the Reorganizations?

A: No. The Reorganizations will not trigger any sales commission or other fees for shareholders. Also, each Reorganization is expected to be a tax-free transaction for shareholders, the Existing Funds, and the New Funds for U.S. federal income tax purposes. Your cost basis in shares of an Existing Fund will carry over to shares of the corresponding New Fund upon the closing of the Reorganization.

4

Q: How do the investment objective and policies of the Existing Funds and the New Funds compare?

A: The investment objective and policies of each New Fund are substantially similar to those of the corresponding Existing Fund.

Q: What happens if shareholders of an Existing Fund do not approve the Reorganization?

A: In that event, the Existing Fund will not participate in the Reorganization. The Board of Directors of BNY Hamilton Funds will determine what further action, if any, is appropriate, which may include liquidation of the Existing Fund if BNY is no longer willing to serve as investment adviser to the Existing Funds or no suitable investment adviser can be found to replace BNY. There can be no assurance that another adviser or fund organization would agree to advise and support the Existing Fund if the Reorganization is not approved.

Q: What happens if shareholders of an Existing Fund do not approve the proposed subadvisory agreement?

A: In that event, GW&K will not be able to provide advisory services to the Existing Fund after the expiration of an interim 150-day subadvisory agreement in place for the period between the closing of the Acquisition and the closing of the Reorganization, should the Reorganization not have been completed by then. Also, GW&K will be limited in the fees it will receive for the services it performed under the interim agreement to the lesser of the costs GW&K incurred in performing such services or the compensation GW&K earned under the interim agreement plus interest on that amount. The proposed subadvisory agreement and interim agreement are discussed in greater detail in Section IV of this Proxy Statement/Prospectus.

Q: What happens if I do not wish to participate in the Reorganization of an Existing Fund, or what if I do not wish to own shares of the New Funds?

A: Assuming the Reorganization is approved by the shareholders, you may redeem your shares of an Existing Fund at any time before the last business day prior to the closing date of the Reorganization. After the closing date, you may also redeem your shares of a New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions may be taxable to you.

Q: When will the Reorganizations occur?

A: The approval of the Reorganization and the proposed subadvisory agreement by each Existing Fund will require the affirmative vote of a majority of the outstanding shares of common stock of the Existing Fund entitled to vote. If approved, we expect the Reorganizations to be completed on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied.

Q: When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on October 15, 2008.

Q: How do I vote my shares?

A: You can vote your shares by telephone or through the Internet by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your BNY Mellon wealth management account officer, other investment professional or the Existing Funds at 1-800-426-9363.

5

BNY Hamilton Multi-Cap Equity Fund

BNY Hamilton Municipal Enhanced Yield Fund

EACH A SERIES OF

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 15, 2008

This is the formal notice and agenda for the special shareholder meeting of the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund (the “Existing Funds”), each a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”). This notice tells the shareholders of the Existing Funds what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund as the “New Funds,” which are series of Managers AMG Funds (“Managers AMG Funds”). We refer to the Existing Funds and the New Funds together as the “Funds.”

To the Shareholders of the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund:

A special meeting of shareholders of the Multi-Cap Equity Fund and the Municipal Enhanced Yield Fund will be held on October 15, 2008 at 11:00 a.m. (Eastern Time) at 200 Park Avenue, 8th Floor, New York, New York (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve the reorganization of the BNY Hamilton Multi-Cap Equity Fund into the GW&K Multi-Cap Equity Fund in exchange for shares of the GW&K Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)

2. A proposal to approve the reorganization of the BNY Hamilton Municipal Enhanced Yield Fund into the GW&K Municipal Enhanced Yield Fund in exchange for shares of the GW&K Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)

(The transactions that are the subject of the foregoing proposals are referred to herein as the “Reorganizations,” each a “Reorganization.”)

3. A proposal to approve a subadvisory agreement between The Bank of New York Mellon Corporation (“BNY”) and Gannett Welsh & Kotler, LLC (“GW&K”) for the BNY Hamilton Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)

4. A proposal to approve a subadvisory agreement between BNY and GW&K for the BNY Hamilton Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)

5. Any other business that properly comes before the Meeting.

Only shareholders of record of the Existing Funds as of the close of business on August 25, 2008 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Directors of BNY Hamilton Funds, Inc.

Jennifer English, Secretary
September 5, 2008

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE

NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

2

Proxy Statement/Prospectus

September 2, 2008

BNY HAMILTON FUNDS, INC.

C/O THE BANK OF NEW YORK MELLON CORPORATION

ONE WALL STREET

NEW YORK, NEW YORK 10286

1-800-426-9363

MANAGERS AMG FUNDS

800 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document is both the proxy statement for the Existing Funds and a prospectus for the New Funds (the “Proxy Statement/Prospectus”). It contains the information that shareholders of the Existing Funds should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Reorganization of each Existing Fund into the corresponding New Fund. Please retain this Proxy Statement/Prospectus for future reference. If shareholders of an Existing Fund do not approve the Reorganization, the Existing Fund will not participate in the Reorganization. In such event, the Board of Directors of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) will consider what further action, if any, is appropriate, which may include liquidation of the Existing Fund if the Bank of New York Mellon Corporation (“BNY”) is no longer willing to serve as investment adviser to the Existing Funds or no suitable investment adviser can be found to replace BNY. There can be no assurance that another adviser or fund organization would agree to advise and support the Existing Funds if the Reorganizations are not approved. If the Reorganizations are approved, we expect the Reorganizations will be completed on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied.

Shareholders of each Existing Fund will also be asked to approve a proposed subadvisory agreement for each Existing Fund, which will continue the current subadvisory arrangements of the Existing Funds with Gannett Welsh & Kotler, LLC (“GW&K”) for the period between the closing of the Acquisition and the closing of the Reorganizations. Additional information regarding the Reorganizations and the proposed subadvisory agreements is contained in this Proxy Statement/Prospectus.

The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about September 5, 2008.

HOW WILL THE REORGANIZATIONS WORK?

Each Reorganization of an Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to the corresponding New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of the applicable liabilities assumed by the New Fund (all as determined immediately prior to the transaction);

(2)	the pro rata distribution of shares of the New Fund to the shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and termination of the Existing Fund.

As a result of the Reorganizations, shareholders of each Existing Fund will receive shares of the corresponding New Fund. The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Existing Fund that you held immediately before the Reorganization. A copy of the form of the Plan of Reorganization is attached to this document as Appendix A.

The New Funds will not commence operations until each Reorganization is completed. The Existing Funds are currently advised by BNY and subadvised by GW&K. Managers Investment Group LLC, which we refer to as “Managers,” serves as the investment manager to the New Funds. GW&K will serve as the subadvisor of the New Funds. If the Reorganizations are approved, shareholders of each Existing Fund will own shares of the corresponding New Fund, which is managed by Managers with GW&K as the subadvisor. Each New Fund will be advised in the same manner and by the same personnel as the corresponding Existing Fund because GW&K will continue to have day-to-day portfolio management responsibility as subadvisor for the New Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Existing Funds is available in the:

•	Prospectuses for the Existing Funds;

•	Annual and Semi-Annual Reports to shareholders of the Existing Funds; and

•	Statement of Additional Information, or “SAI,” for the Existing Funds.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective prospectuses of the Existing Funds dated April 25, 2008 are incorporated by reference into this Proxy Statement/Prospectus (meaning such documents are legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated September 2, 2008 also is incorporated by reference and is legally considered to be part of this document.

The Existing Funds’ prospectuses, the most recent annual reports to shareholders of the Existing Funds, containing audited financial statements for the most recent fiscal year ended December 31, 2007, and the semi-annual reports to shareholders of the Existing Funds, containing unaudited financial statements for the six months ended June 30, 2008, have been previously mailed to shareholders.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

BNY Hamilton Funds, Inc.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

1-800-426-9363

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.managersinvest.com

www.bnyhamilton.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in a New Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency.

•	You may lose money by investing in a New Fund.

I.	SYNOPSIS

The Reorganizations

The Board of Directors of BNY Hamilton Funds, including a majority of the Directors who are not “interested persons” of BNY Hamilton Funds, as defined by the Investment Company Act of 1940, as amended (the “Independent Directors”), and the Board of Trustees of Managers AMG Funds approved the Reorganizations, and in connection with the Reorganizations, BNY agreed to use reasonable best efforts to obtain the approval of each Existing Fund’s shareholders for the reorganization of the Existing Fund (a series of BNY Hamilton Funds) into the corresponding New Fund (a series of Managers AMG Funds). BNY also agreed to cooperate to help prepare these proxy solicitation materials and other materials relating to the transactions contemplated under this Proxy Statement/Prospectus and process them through the SEC.

The Existing Funds called this special shareholders’ meeting to allow the shareholders of each Existing Fund to vote on the proposed Reorganization of the Existing Fund into the corresponding New Fund.

The Existing Funds are currently advised by BNY and subadvised by GW&K. Following the Reorganizations, the New Funds will be managed by Managers and subadvised by GW&K. GW&K will continue to have day-to-day portfolio management responsibility as the subadvisor for the New Funds, and the portfolios of each New Fund will be managed in the same manner and by the same personnel as the corresponding Existing Fund following the Reorganization.

As part of the Reorganizations, overall responsibility for investment management, administration, and shareholder servicing, currently being performed by BNY for the Existing Funds, will be assumed by Managers for the New Funds.

Proposed Subadvisory Agreements

Shareholders of each Existing Fund will also be asked to approve a proposed subadvisory agreement for each Existing Fund, which, in effect, will continue the current subadvisory agreement of the Existing Fund with GW&K until the closing of the Reorganizations. The terms of the proposed subadvisory agreements, including with respect to fees, are the same in all material respects as the current subadvisory agreements with GW&K, except for non-material conforming edits.

Under the Investment Company Act of 1940, as amended (the “1940 Act”) the closing of the Acquisition will be deemed a change in control of GW&K, which will result in an assignment of the current subadvisory agreements for the Existing Funds and cause their automatic termination. To ensure that portfolio management services for the Existing Funds can continue following the Acquisition and pending the completion of the Reorganizations, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has approved, and recommends that shareholders approve, proposed subadvisory agreements with GW&K. If the closing of the Acquisition, which is subject to regulatory and other approvals as described above, does not take place, the current subadvisory agreements will remain in effect.

To avoid a potential disruption of portfolio management services in the event of the closing of the Acquisition without such Existing Fund’s shareholders having approved a proposed subadvisory agreement, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has also approved, pursuant to Rule 15a-4 under the 1940 Act, interim subadvisory agreements

5

with GW&K for the Existing Funds. Rule 15a-4, in relevant part, permits the appointment of an investment adviser or subadvisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim subadvisory agreements are the same as the proposed subadvisory agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim subadvisory agreement will remain in effect for a period up to 150 days from the date of termination of the current subadvisory agreements, which will occur on the closing date of the Acquisition, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the proposed subadvisory agreements.

If shareholders do not approve the proposed subadvisory agreement for each Existing Fund, GW&K will not be able to provide advisory services to the Existing Fund after the expiration of the interim 150-day subadvisory agreement in place for the period between the closing of the Acquisition and the closing of the Reorganization, should the Reorganization not have been completed by then. Also, GW&K will be limited in the fees it will receive for the services it performed under the interim agreement to the lesser of the costs GW&K incurred in performing such services or the amount (including accrued interest) in the escrow account. Additional information regarding the proposed subadvisory agreements is included in Section IV of this Proxy Statement/Prospectus.

Federal Income Tax Consequences

The Reorganizations are not expected to result in the recognition of income, gain or loss for U.S. federal income tax purposes by the Existing Funds or their shareholders. As a condition to the closing of each Reorganization, the New Funds and the Existing Funds will receive an opinion of counsel to the effect that each Reorganization is expected to be treated as a tax-free transaction for U.S. federal income tax purposes, although this result is not free from doubt. See “The Reorganizations – Federal Income Tax Consequences.”

Investment Objective and Policies

The investment objective and policies of each New Fund are substantially similar to those of the corresponding Existing Fund, except as described below.

BNY Hamilton Multi-Cap Equity Fund – GW&K Multi-Cap Equity Fund

The investment objective of each of the GW&K Multi-Cap Equity Fund and the BNY Hamilton Multi-Cap Equity Fund is to provide investors with long-term capital appreciation; current income is a secondary consideration. Unlike the investment objective of the Existing Fund, the New Fund’s investment objective is not a fundamental policy and thus may be changed by the Managers AMG Funds’ Board of Trustees without shareholder approval.

Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Within limits, each Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates. Although the Funds, under their 80% policies, may invest without limit in foreign securities, including emerging markets securities, the Funds have no present intention to do so.

6

Each Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies GW&K believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. GW&K selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

GW&K uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. Each Fund intends to invest primarily in companies that GW&K believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). Each Fund may invest in small-, medium- or large-capitalization companies. Each Fund may also purchase securities that GW&K believes are undervalued or attractively valued. GW&K assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000® Index.

In addition to seeking capital appreciation, each Fund seeks to achieve current income by investing in securities with a history of paying dividends. Each Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon GW&K’s analysis of overall market conditions and the individual companies potential for growth or payment of dividends.

GW&K intends to assemble a portfolio of securities diversified as to companies and industries. GW&K expects that each economic sector within the Russell 3000® Index will be represented in each Fund’s portfolio. GW&K may consider increasing or reducing each Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

Various factors may lead GW&K to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, or if GW&K believes the security has become overvalued.

Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When GW&K believes a temporary defensive position is necessary, the Fund may invest any amount of its net assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

BNY Hamilton Municipal Enhanced Yield Fund – GW&K Municipal Enhanced Yield Fund

The investment objective of each of the GW&K Municipal Enhanced Yield Fund and the BNY Hamilton Municipal Enhanced Yield Fund is to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income. Each Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.

In pursuing its investment objective, each Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. In addition, up to 50% of each Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax.

7

Each Fund may invest up to 35% of its total assets in unrated securities, and may invest up to 50% of its total assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated but determined by GW&K to be of comparable credit quality). However, GW&K normally expects that the average credit rating of each Fund’s portfolio will be Baa/BBB.

Each Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which each Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above.

Each Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. Each Fund’s average weighted portfolio maturity and duration will vary from time to time depending on GW&K’s views on the direction of interest rates.

GW&K uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although each Fund seeks to be diversified by geography and sector, each Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. In particular, presently, a significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently comprise a significant portion of the Existing Fund’s portfolio, and would continue to do so for the New Fund following the Reorganization.

Within limits, each Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, each Fund may invest more than 20% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies. Under such circumstances, the Fund may not achieve its investment objective.

Principal Risk Factors

Although there are no material differences among the principal risk factors of the Funds, the principal risk factors of the New Funds are listed and described differently from those of the Existing Funds so that the disclosure will be similar to that of other funds in the Managers family of funds. Below is a discussion of the principal risk factors to which the Funds are subject.

Market risk. Each Fund’s principal risk factor is market risk. Market risk includes the risk that prices of securities held by the Existing Funds or New Funds may fall rapidly or unpredictably. The prices of securities will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go

8

up or down depending on market conditions. Each of the Multi-Cap Equity Funds may invest in equity securities, including foreign securities. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Derivatives Risk. Derivatives include options, futures and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.

Leverage Risk. Borrowing, and some derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for each Fund. There is no assurance that a Fund will leverage its portfolio or if it does, that the leveraging strategy will be successful.

Portfolio Turnover. With respect to the New Funds, GW&K may sell any security when it believes the sale is in a New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect a New Fund’s performance by increasing transaction costs and may increase your tax liability.

Principal Risk Factors of BNY Hamilton Multi-Cap Equity Fund and GW&K Multi-Cap Equity Fund:

Growth Stock Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

Large-Capitalization Stock Risk. Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, each Fund may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Small- And Mid-Capitalization Stock Risk. The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Each Fund may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

9

Value Stock Risk. Value stocks present the risk that a stock may decline or never reach what GW&K believes is its full market value, either because the market fails to recognize what GW&K considers to be the company’s true business value or because GW&K’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Principal Risk Factors of BNY Hamilton Municipal Enhanced Yield Fund and GW&K Municipal Enhanced Yield Fund

Credit Risk. An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Geographic Concentration Risk. Funds that primarily purchase municipal bonds from particular cities, states or regions also bear investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in such cities, states or regions and therefore the value of each Fund’s investment portfolio.

High Yield Risk. Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, each Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Inflation Risk. Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Interest Rate Risk. Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Each Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

10

Municipal Market Risk. Factors unique to the municipal bond market may negatively affect the value of each Fund’s investments in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. Each Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

Prepayment Risk. Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk. As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, each Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

11

Comparison of Fees and Expenses

Each of the BNY Hamilton Multi-Cap Equity Fund and the GW&K Multi-Cap Equity Fund offers Class A shares, which are subject to a front-end sales charge, or “load,” in an amount depending on the size of the purchase. Sales charges apply to new purchases, however no sales charge will be applied to shares of the GW&K Multi-Cap Equity Fund received by shareholders in connection with the Reorganization. Each of the BNY Hamilton Municipal Enhanced Yield Fund and the GW&K Municipal Enhanced Yield Fund is a “no-load” fund, meaning there is no sales charge applied to purchases or sales of shares of these Funds. For all of the Funds, you will pay indirectly various other expenses because each Fund pays fees and other expenses that reduce the return on your investment.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Only pro forma information has been presented with respect to the New Funds because each New Fund will not commence operations until the applicable Reorganization is completed. The Reorganizations will not cause a shareholder to pay any additional fees.

	BNY Hamilton Multi-Cap Equity Fund Class A Shares		Pro Forma – GW&K Multi-Cap Equity Fund Class A Shares		BNY Hamilton Municipal Enhanced Yield Fund Institutional Shares		Pro Forma –GW&K Municipal Enhanced Yield Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.25	%(1)	5.25	%(1)	None		None
Maximum deferred sales charge (load)	None		None	(2)	None		None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None		None		None		None
Redemption fees	None		None		None		None
Exchange fees	None		None		None		None
Annual Operating Expenses
Management Fees	0.75%		0.75%		0.50%		0.50%
Distribution (12b-1) Fees	0.25%		0.25%		None		None
Other Expenses	0.27%		0.40	%(3)	1.26%		1.02	%(3)
Acquired Fund Fees and Expenses	—	(4)	—	(4)	0.01%		0.01%
Total Annual Operating Expenses	1.27	%(5)	1.40%		1.77	%(7)	1.53%
Fee Waiver and Reimbursement			(0.15	%)(6)			(0.74	%)(8)
Net Annual Operating Expenses			1.25%				0.79%

(1)	The initial sales charge that applies to the sale of Class A shares of the BNY Hamilton Multi-Cap Equity Fund and Class A shares of the GW&K Multi-Cap Equity Fund varies according to the amount you invest, with a maximum of 5.25%. See Appendix C – Information Applicable to the New Funds/Shareholder Guide for more information.

12

(2)	Except with respect to redemptions or exchanges of Class A shares not subject to an initial sales charge. See Appendix C – Information Applicable to the New Funds/Shareholder Guide for more information.

(3)	Pro forma Other Expenses reflect annualized operating expenses that are expected to be incurred by each New Fund during the current fiscal year.

(4)	For the BNY Hamilton Multi-Cap Equity Fund and the GW&K Multi-Cap Equity Fund, an indirect expense of less than 0.01% incurred as a result of each Fund’s investment in underlying acquired funds is included under “Other Expenses.”

(5)	Since the Fund’s inception on October 7, 2002, BNY has voluntarily agreed to waive its fees and/or reimburse the BNY Hamilton Multi-Cap Equity Fund for certain of its expenses in order to limit the Fund’s Class A shares “Total Annual Operating Expenses” to 1.25% of average daily net assets allocable to Class A shares. The Total Annual Fund Operating Expenses listed above do not reflect the voluntary waiver and/or expense reimbursement. BNY has agreed to maintain the voluntary expense limitation until the closing of the Reorganizations.

(6)	Managers and GW&K have contractually agreed, through at least December 31, 2010, to limit “Net Annual Operating Expenses” of the GW&K Multi-Cap Equity Fund (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.25% of the average daily net assets of the Fund’s Class A shares. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, Managers and GW&K may recover from the GW&K Multi-Cap Equity Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

(7)	Since the Fund’s inception on December 30, 2005, BNY has voluntarily agreed to waive its fees and/or reimburse the BNY Hamilton Municipal Enhanced Yield Fund for certain of its expenses in order to limit the Fund’s “Total Annual Operating Expenses” to 0.79% of the Fund’s average daily net assets allocable to Institutional Shares. The Total Annual Fund Operating Expenses listed above do not reflect the voluntary waiver and/or expense reimbursement. BNY has agreed to maintain the voluntary expense limitation until the closing of the Reorganizations.

(8)	Managers and GW&K have contractually agreed, through at least December 31, 2010, to limit “Net Annual Operating Expenses” of the GW&K Municipal Enhanced Yield Fund (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 0.79% of average daily net assets of the Fund’s Institutional Shares. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

Example

These examples will help you compare the costs of investing in the Existing Funds and the New Funds to the cost of investing in other mutual funds. These examples make certain assumptions. They assume that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your

13

investment in each Fund has a 5% total return each year and that each Fund has operating expenses described in the table above and such operating expenses remain the same each year.

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BNY Hamilton Multi-Cap Equity Fund – Class A Shares	$648	$907	$1,185	$1,978
Pro Forma – GW&K Multi-Cap Equity Fund – Class A Shares (New Fund)[1]	$646	$914	$1,220	$2,089
BNY Hamilton Municipal Enhanced Yield Fund – Institutional Shares	$180	$557	$959	$2,084
Pro Forma – GW&K Municipal Enhanced Yield Fund – Institutional Shares (New Fund)[1]	$81	$321	$677	$1,682

[1]

The pro forma example for the New Funds reflects the impact of the GW&K Multi-Cap Equity Fund’s and GW&K Municipal Enhanced Yield Fund’s contractual expense limitations, through December 31, 2010, to limit net annual operating expenses to 1.25% and 0.79%, respectively (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items).

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the New Funds will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Performance

This section would normally include a bar chart and a table showing how each New Fund has performed and how its performance has varied from year to year. Because the New Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Because the investment objectives and principal investment strategies of each New Fund will be substantially similar to that of the corresponding Existing Fund and the entity providing day-to-day advisory services to each New Fund will be the same as for the corresponding Existing Fund, the performance history of each Existing Fund is expected to carry over to the corresponding New Fund.

Performance information and financial highlights for each of the Existing Funds is available in each Existing Fund’s prospectus dated April 25, 2008, each of which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and each of which has previously been provided to each Existing Fund’s shareholders. Of course, past performance does not predict future results.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

Purchase Procedures

The purchase procedures of the Existing Funds are substantially similar to those of the New Funds, in that shares of the New Funds may be purchased directly from the New Funds, as well as through retirement or savings plans or financial intermediaries, whereas shares of the Existing Funds may be purchased directly from the Existing Funds, as well as through retirement or savings plans or other financial intermediaries.

14

The BNY Hamilton Multi-Cap Equity Fund currently offers only Class A shares, which are subject to the following investment minimums:

Account Type	Minimum Initial Investment	Minimum Continuing Investment	Minimum Balance
IRA	$250	$25	N/A
Regular Account	$2,000	$100	$500
Automatic Investment Program	$500	$50	N/A

The BNY Hamilton Municipal Enhanced Yield Fund currently offers only Institutional Class Shares. Such shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with BNY. Any institution (including BNY and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in the Institutional Shares of the Fund. The Fund may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client (including any individual who is a client) of a registered investment adviser that has a selling arrangement with BNY Hamilton Distributors, Inc., and who invests $1,000,000 or more in the aggregate in Institutional Shares of all series of BNY Hamilton Funds is also eligible to invest in Institutional Shares through that registered investment adviser. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of any series of BNY Hamilton Funds will be grandfathered for so long as they continue to hold Institutional Shares of a series of BNY Hamilton Funds and thus will not be required to meet these eligibility requirements in respect of additional purchases of the Institutional Shares of the BNY Hamilton Municipal Enhanced Yield Fund. Once an investor makes an initial investment in the Fund pursuant to the requirements described above, no minimum additional investment is required to purchase additional Institutional Shares of the Fund. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Shares of the Existing Funds are and shares of the New Funds will be available to individual investors (except as described above for Institutional Shares of the BNY Hamilton Enhanced Yield Fund), trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts. Unlike the BNY Hamilton Enhanced Yield Fund, Institutional Shares of the GW&K Municipal Enhanced Yield Fund will generally be available to individual investors.

The minimum initial investment to open an account with the GW&K Multi-Cap Equity Fund is $2,000 for regular accounts and $1,000 for individual retirement accounts, and subsequent investments must be at least $100. The minimum initial investment to open an account with the GW&K Municipal Enhanced Yield Fund is $2,500,000 for regular accounts and $50,000 for individual retirement accounts, and subsequent investments must be at least $1,000. Shareholders of the Existing Funds will not need to satisfy the minimum initial investment amounts of the New Funds in order to receive shares of the New Funds upon consummation of the Reorganizations.

15

Each Existing Fund may reject any purchase order (including an exchange from another BNY Hamilton Fund) from any investor the Fund believes has a history of market timing or other abusive trading or whose trading may be disruptive to the Existing Funds. The New Funds may also refuse a buy order for any reason, including the failure to submit a properly completed application, and each New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Funds and the New Funds are substantially similar. Both the Existing Funds and New Funds allow shareholders to redeem shares from the respective Funds by mail, telephone, or bank wire. In addition, the New Funds allow shareholders to redeem their shares over the internet at www.managersinvest.com.

Both the Existing Funds and New Funds may redeem shares in a shareholder account if balances fall below a certain amount. The Existing Funds reserve the right to redeem shares in any account with a balance of less than $500, as noted above. The New Funds may redeem a shareholder’s account if its value falls below $500 with respect to Class A shares of the GW&K Multi-Cap Equity Fund, or falls below $50,000 with respect to Institutional Shares of the GW&K Municipal Enhanced Yield Fund, due to redemptions, but not until after a Fund gives 60 days’ notice and the opportunity to reestablish the account balance.

Both the Existing Funds and New Funds offer systematic redemption plans and may require a signature guarantee for redemptions. Under their systematic redemption plans, the Existing Funds require that the account have a share balance of $10,000 or more, and the New Funds require that redemptions be over $100. Unlike the Existing Funds, the New Funds do not require a minimum share balance for systematic redemptions. In addition, each of the Existing Funds requires a signature guarantee for redemptions over $50,000. For the New Funds, a shareholder must provide a signature guarantee for redemptions of $50,000 or more of Class A shares of the GW&K Multi-Cap Equity Fund or $250,000 or more of Institutional Shares of the GW&K Municipal Enhanced Yield Fund.

Exchange Rights

BNY Hamilton Funds allows shareholders of the Existing Funds to exchange their shares for shares of other series of BNY Hamilton Funds of the same class as the shares exchanged. In general, a shareholder of an Existing Fund must meet the minimum initial investment requirement of the class of shares of the BNY Hamilton Fund for which the shareholder is exchanging Existing Fund shares. As of September 18, 2008, it is expected that the BNY Hamilton Funds will consist only of the Existing Funds.

To enhance investment flexibility, Managers allows New Fund shareholders to exchange shares of the New Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors. Shareholders may request an exchange in writing; by telephone (if elected on the application); by Internet; or through an investment adviser, bank, or investment professional. Normally, Managers will execute the entire exchange transaction in a single business day.

There is no fee associated with Managers’ exchange privilege; however, an exchange may result in tax consequences. In addition, Managers has implemented the following restrictions regarding exchanges:

•	The value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

16

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

In addition to the procedures described above, the New Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if Managers believes that a shareholder is engaging in market timing activities that may harm a New Fund and its shareholders.

Distribution of the Funds

BNY Hamilton Distributors, LLC (“BNY Distributors”) serves as distributor of the Existing Funds. BNY Distributors, an indirect wholly-owned subsidiary of Foreside Financial Group LLC, is not affiliated with BNY or GW&K. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as distributor of the New Funds. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of BNY Hamilton Funds have adopted a distribution plan (“12b-1 Plan”) with respect to Class A Shares of the BNY Hamilton Multi-Cap Equity Fund permitting the Class A Shares to reimburse BNY Distributors for distribution expenses incurred by BNY Distributors at a rate which shall not exceed 0.25% per annum of average daily net assets of the Class A Shares. The GW&K Multi-Cap Equity Fund has also adopted a 12b-1 Plan for Class A shares that allows the Fund to compensate MDI for selling and distributing the Fund’s Class A shares and for providing service to Class A shareholders, provided that fees paid to MDI may not exceed 0.25% annually of the average daily net assets of the Class A shares. Unlike the 12b-1 Plan for the BNY Hamilton Multi-Cap Equity Fund, the 12b-1 Plan for the corresponding New Fund (GW&K Multi-Cap Equity Fund) compensates the New Fund’s distributor, MDI, regardless of costs incurred by MDI.

Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and Managers and/or GW&K may pay fees (out of their own funds and not as an expense of a New Fund) to these firms in return for shareholder servicing provided by these programs.

Additional Information Applicable to the Existing Funds and New Funds

Additional information regarding shareholder policies and procedures for the Existing Funds may be found in their respective Prospectuses, each dated April 25, 2008, which are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Funds, relating to the purchase, redemption, exchange, and distribution of New Fund shares, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide.

17

II. THE REORGANIZATIONS

Description of the Reorganizations

On July 24, 2008, the Existing Funds’ Board of Directors, including a majority of the Independent Directors, voted to approve the Reorganizations, subject to approval by the shareholders of each Existing Fund. In each Reorganization, the Existing Fund will transfer its assets to the corresponding New Fund, which will assume all of the liabilities of the Existing Fund. Upon this transfer of assets and assumption of liabilities, each New Fund will issue shares of beneficial interest to the corresponding Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares you own of an Existing Fund at the time of the Reorganization will be cancelled and you will receive shares in the corresponding New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes, although this result is not free from doubt. If approved by shareholders, the Reorganizations are expected to occur on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied.

Reasons for the Reorganizations

Managers’ parent company, AMG, and BNY’s parent company, The Bank of New York Mellon Corporation, have signed an agreement whereby AMG will acquire ownership of GW&K from BNY (the “Acquisition”). In connection with the Acquisition, a broad group of GW&K professionals will hold an equity interest in the firm and have entered into long-term employment agreements with the firm and AMG. As a result of the Acquisition, there will be a change in control of GW&K. GW&K, under its new ownership, will succeed to the registration of GW&K as an investment adviser. The Acquisition is scheduled to be consummated in October 2008, or sooner, subject to certain conditions. BNY has indicated that it is not willing to continue to serve indefinitely as investment adviser to the Existing Funds following the Acquisition.

A primary purpose of the Reorganizations is to permit GW&K, which has managed each Existing Fund or its predecessor since inception and will be affiliated with Managers after the Acquisition, to continue to provide portfolio management services to shareholders of the New Funds. Pursuant to the Reorganizations, Managers will serve as the investment manager to the New Funds, and GW&K will continue to provide day-to-day portfolio management services as the subadvisor of the New Funds. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds and, as investment manager, Managers will provide investment management, administration, and shareholder services for the New Funds. The Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, and the Board of Trustees of Managers AMG Funds formally approved the Reorganizations on July 24, 2008 and July 29, 2008, respectively. In connection with the Reorganizations, BNY agreed to use reasonable efforts to obtain the approval of each Existing Fund’s shareholders for the reorganization of each Existing Fund, each a series of BNY Hamilton Funds, into the corresponding New Fund, each a series of Managers AMG Funds. BNY also agreed to cooperate to help prepare these proxy solicitation materials and other materials relating to the transactions contemplated under this Proxy Statement/Prospectus and process them through the SEC.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to The Managers Funds family of funds, which includes Managers AMG Funds. Managers is an independently managed subsidiary of AMG. As of June 30, 2008, Managers had over $8.8 billion in assets under management. In approving the Reorganizations of the Existing Funds into the New Funds the Board of Directors of

18

BNY Hamilton Funds considered a number of factors, which are discussed under “Board Considerations of the Reorganizations” below. These factors include the opportunity for continuity of money management as a result of the Reorganizations, the distribution opportunities for the New Funds, the potential for economies of scale and lower costs if New Fund assets increase, the expense caps applicable to the New Funds, access to the Managers Funds family of funds, a fund family of 32 other mutual funds, not including the New Funds, and that Managers has advised the Board that Managers is committed to providing shareholders with a complete array of investment products and state-of-the-art shareholder services.

Terms of the Reorganizations

At the effective time of each Reorganization, each New Fund will acquire all of the assets and assume all of the liabilities of the corresponding Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, the form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) the New Fund’s acquisition of all of the assets of the corresponding Existing Fund in exchange solely for shares of the New Fund (“New Fund Shares”) and the assumption by the New Fund of all of the liabilities of the Existing Fund by the closing date for the Reorganization (the “Liabilities”), and (ii) the distribution of the New Fund Shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing.

Each shareholder of an Existing Fund will receive a number of full and fractional New Fund Shares equal in value to the number of full and fractional shares of the Existing Fund held by such shareholder as of the closing date. Each Existing Fund will be dissolved soon thereafter.

Accordingly, immediately after the Reorganizations, each former shareholder of an Existing Fund will own corresponding New Fund Shares that will be equal in value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization. The Plan of Reorganization provides the time for and method of determining the net value of each Existing Fund’s assets and the net asset value of a share of the corresponding New Fund. The valuation will be done immediately after the close of business, as described in the Plan of Reorganization, on the business day immediately preceding the closing date of the Reorganizations. Any special shareholder options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan of Reorganization provides that GW&K will bear all costs and expenses of the Reorganizations, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of each Reorganization is expected to occur on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied. The implementation of each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including the approval of the Reorganization by shareholders of the Existing Fund. Another important condition to closing is that each Existing Fund receives a tax opinion to the effect that each Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes. As such, each Reorganization is not expected to be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the closing date by mutual agreement of the parties. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by March 30, 2009, the Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by the Existing Funds and New Funds.

19

Board Consideration of the Reorganizations

The Existing Funds’ Board of Directors considered the proposed Reorganizations of the Existing Funds into the corresponding New Funds at meetings held on July 7 and July 24, 2008. Prior to those meetings, AMG, Managers, BNY, and GW&K provided materials on the proposed Reorganizations and related matters to the Board of Directors. Those materials included information on the investment objective and the strategies of the New Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Existing Fund shareholders from the proposed Reorganizations. The Existing Funds’ Board of Directors, including a majority of the Independent Directors, unanimously approved the proposed Reorganizations at its meeting on July 24, 2008, after concluding that participation in the proposed Reorganizations is in the best interests of each Existing Fund and its shareholders, and that the Reorganizations would not dilute the interests of any Existing Fund shareholders.

In determining whether to recommend approval of the Reorganizations to shareholders of the Existing Funds, the Board of Directors of the Existing Funds, including the Independent Directors, made inquiries into a number of matters and considered the following factors, among others:

First, with respect to each New Fund, the Existing Funds’ shareholders will be permitted to pursue the same investment goals in a fund that has the same total expense ratio than the corresponding Existing Fund. Each New Fund has the same or a substantially similar investment objective and substantially similar investment management policies and limitations as the corresponding Existing Fund. Second, Managers has contractually committed to limit until at least December 31, 2010 the total annual operating expenses of the relevant class of each New Fund so that such expenses will not exceed the total annual operating expenses for the corresponding class of the relevant Existing Fund, after any fee waivers and expense reimbursements, as of December 31, 2007. Third, management believes shareholders should benefit from Managers’ (and its affiliates’) experience, reputation and resources in managing investment companies. Fourth, Managers has greater potential for retaining asset size and/or increasing the assets of the New Funds because of Managers’ experience in the distribution of mutual funds through a broader range of distribution channels than would be available to the Existing Funds following the reorganization of other series in the BNY Hamilton Funds into different fund complexes. Over the long-term, if this potential for a larger asset base is realized, Managers believes it should help reduce the New Funds’ per share operating expenses and provide the portfolio managers of each New Fund with greater flexibility in managing the fund’s portfolio, although this cannot be guaranteed. Fifth, the Reorganizations are expected to be tax-free to the shareholders of the Existing Funds and should not result in unfavorable U.S. federal tax consequences to Existing Fund shareholders. Sixth, with respect to each New Fund, the corresponding Existing Fund shareholders would enjoy continuity of portfolio management because GW&K would serve as the New Funds’ subadvisor and manage the portfolios of the New Funds in the same manner as the portfolios of the Existing Funds and under similar fee arrangements. In addition, each New Fund’s portfolio management personnel is the portfolio management personnel for the corresponding Existing Fund. Seventh, the Reorganizations will provide Existing Fund shareholders with access to the additional investment options and shareholder services offered by the Managers Family of Funds, including the ability of Existing Fund shareholders to exchange shares of a New Fund for shares of certain other funds managed by Managers and the ability of Existing Fund shareholders to access their accounts and perform financial transactions on the Internet. The Board of Directors of the Existing Funds also considered that Managers, as well as MDI (each New Fund’s principal distributor), GW&K (each New Fund’s subadvisor) and AMG will benefit from the Reorganizations.

20

In determining whether to recommend approval of the relevant Reorganization, the Board also considered the following factors, among others: (1) the terms and conditions of each Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of each Existing Fund’s and the corresponding New Fund’s investment objectives, investment management policies and investment restrictions, as well as shareholder services offered by the Existing Fund and by the corresponding New Fund; (3) the expense ratios and information regarding the fees and expenses of each Existing Fund and the estimated expense ratios and information regarding the fees and expenses of the corresponding New Fund, as the case may be; (4) the tax consequences of the Reorganization; (5) the performance of each Existing Fund; (6) that the costs to be incurred by each Existing Fund and the corresponding New Fund in connection with the Reorganizations would be borne by GW&K, and not the Existing Funds, the New Funds, or their shareholders; and (7) the limited alternatives available other than liquidation of the Existing Funds, given the small asset-size of each Existing Fund, and the fact that BNY had indicated it was not interested in continuing to serve indefinitely as the investment adviser to the Existing Funds following the Acquisition.

In addition to other due diligence, the Board of Directors discussed a variety of other matters with AMG, Managers and GW&K, and the Board’s related questions were answered to the Board’s satisfaction. Additionally, at the special Board meetings held on July 7, 2008 and July 24, 2008, the Independent Directors had the opportunity to meet separately in executive session with independent counsel to the Independent Directors. After considering the reasons described above, the Board of Directors of the Existing Funds, including a majority of the Independent Directors, approved each Reorganization.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Existing Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address all of the federal income tax considerations that may be relevant to you nor does it address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation.

The Reorganizations are not expected to result in the recognition of income, gain or loss for U.S. federal income tax purposes for either Existing Fund or their shareholders. For each Reorganization, as a condition to the Reorganization, Managers AMG Funds and BNY Hamilton Funds will receive a legal opinion from Ropes & Gray LLP, to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Fund and the Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

21

•

Under section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Existing Fund in exchange for New Fund Shares and the assumption by the New Fund of the Liabilities;

•

Under section 362(b) of the Code, the basis in the hands of the New Fund of the assets of the Existing Fund transferred to the New Fund in the Reorganization will be the same as the basis of such assets in the hands of the Existing Fund immediately prior to the transfer;

•	Under section 1223(2) of the Code, the holding periods of the assets of the Existing Fund in the hands of the New Fund will include the periods during which such assets were held by the Existing Fund;

•

Under section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s assets to the New Fund in exchange for New Fund Shares and the assumption by the New Fund of the Liabilities, or upon the distribution of New Fund Shares by the Existing Fund to its shareholders in liquidation;

•	Under section 354 of the Code, no gain or loss will be recognized by Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund Shares;

•

Under section 358 of the Code, the aggregate basis of New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Existing Fund shares exchanged therefor;

•

Under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for his or her New Fund Shares will include the period for which he or she held the Existing Fund shares exchanged therefor, provided that he or she held such Existing Fund shares as capital assets; and

•

The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on factual certifications made by officers of the applicable Existing Fund and the corresponding New Fund, and on customary assumptions. No opinion is a guarantee that the tax consequences of either Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with either opinion.

If the transfer of the assets of an Existing Fund in exchange for the New Fund’s shares and the assumption by the New Fund of the Liabilities were not to constitute a tax-free reorganization, the Existing Fund’s shareholders generally would recognize gain or loss equal to the difference between the value of the New Fund shares the shareholder acquires and the tax basis of the shareholder’s Existing Fund shares.

Shareholders of each Existing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganizations, each shareholder of an Existing Fund should also consult such shareholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization based upon the shareholder’s particular circumstances.

22

Fees and Expenses of the Reorganizations

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganizations, will be paid by GW&K.

23

III. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING FUNDS AND THE NEW FUNDS

The following summary highlights certain differences between the Existing Funds and the New Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganizations. For more complete information, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Funds are series of BNY Hamilton Funds, Inc., a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation dated May 1, 1992, as amended (the “BNY Hamilton Articles”). The New Funds are series of Managers AMG Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated June 18, 1999, as amended (the “Managers AMG Trust Agreement,” and together with the BNY Hamilton Articles, the “Fund Charters”). The Managers AMG Trust Agreement and Bylaws of Managers AMG Funds are designed to make Managers AMG Funds similar in most respects to a Massachusetts business corporation. The operations of the Existing Funds are governed by Maryland law and by the BNY Hamilton Articles and the Bylaws of BNY Hamilton Funds (the “BNY Hamilton Bylaws”). The operations of the New Funds are governed by Massachusetts law and by the Managers AMG Trust Agreement and the Bylaws of Managers AMG Funds (the “Managers AMG Funds Bylaws”). Once the New Funds’ registration statement is completed (which will occur prior to the closing of the Reorganization), the Existing Funds and the New Funds will be registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

BNY Hamilton Funds and Managers AMG Funds (each a “Fund Entity”) are each authorized to issue shares of beneficial interest in separate portfolios (series) in addition to the Existing Funds and the New Funds, respectively. The Fund Charters each permit the Directors or Trustees, as the case may be, to issue an unlimited number of full and fractional shares, at net asset value or par value, whichever is greater, for the Existing Funds and $0.001 par value for the New Funds, of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of each Fund have no preemptive, conversion or similar rights. The Fund Charters provide that shares are fully paid and non-assessable by the applicable Fund Entity, except as discussed under “Shareholder Liability” below.

All classes of an Existing Fund and New Fund shall represent the same interest in BNY Hamilton Funds and Managers AMG Funds, respectively, and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Directors of BNY Hamilton

24

Funds and the Board of Trustees of Managers AMG Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust such as Managers AMG Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Managers AMG Trust Agreement provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of each New Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The Managers AMG Trust Agreement provides for indemnification out of Managers AMG Funds property for all loss and expense of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of Managers AMG Funds.

Under Maryland law, shareholders of the Existing Funds are generally not liable for an Existing Fund’s or BNY Hamilton Funds’ debts or obligations. The BNY Hamilton Articles do not provide for indemnification for shareholder liability.

Liability of Directors/Trustees

The BNY Hamilton Articles contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the directors or officers to BNY Hamilton Funds or its shareholders for money damage to the maximum extent permitted by law. The BNY Hamilton Articles provide that BNY Hamilton Funds will indemnify the directors, officers and employees of the BNY Hamilton Funds to the fullest extent permitted by law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton Funds. However, nothing in the BNY Hamilton Articles protects a director or officer against any liability to BNY Hamilton Funds or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Managers AMG Trust Agreement provides that no Trustee, officer, employee or agent of Managers AMG Funds is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of Managers AMG Funds (or particular series thereof) for any satisfaction of claims arising in connection with the affairs of Managers AMG Funds (or particular series thereof, as applicable). With the exceptions stated, Managers AMG Funds’ Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Managers AMG Funds.

25

Meetings

Neither the Existing Funds nor the New Funds are required by law or their governing documents to hold regular or annual shareholder meetings, and normally will not. The Directors/Trustees of BNY Hamilton Funds and Managers AMG Funds may call, as necessary, shareholder meetings of the Existing Funds or the New Funds, respectively. Shareholders of each Fund Entity have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Director/Trustee of the relevant Fund Entity from office. The Directors/Trustees of each Fund Entity will call a meeting of shareholders to vote on removal of a Director/Trustee upon the written request of the record holders of 10% of the shares of the Fund Entity. Pursuant to the BNY Hamilton Bylaws, special meetings of the stockholders may be called at any time upon written request of the holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

Under the BNY Hamilton Articles, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law. Further, under the BNY Hamilton Articles, unless otherwise provided by applicable law or the BNY Hamilton Articles, action may be taken or authorized at a shareholder meeting where a quorum is present by a majority vote of the outstanding shares of common stock entitled to vote thereon. Under the Managers AMG Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by the 1940 Act or other law, and a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act, the Managers AMG Trust Agreement, the Managers AMG Funds Bylaws or other applicable law.

Voting Requirements

Pursuant to the BNY Hamilton Articles, shares of the Existing Funds entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of BNY Hamilton Funds. On any matter submitted to a vote of shareholders of BNY Hamilton Funds, all shares of BNY Hamilton Funds then issued and outstanding shall be voted in the aggregate and not by individual series or class, except: (1) when otherwise expressly provided by Maryland General Corporation Law; (2) when required by the 1940 Act or other applicable law, shares shall be voted by individual series or class; or (3) when the matter affects only the interests of a particular series or class, then shareholders of the unaffected series or class shall not be entitled to vote thereon. There shall be no cumulative voting in the election of the Board of Directors or on any other matter, which means that in situations in which shareholders elect Directors, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors of BNY Hamilton Funds and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any Directors.

The shareholders of the New Funds are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however that immediately after such appointment two-thirds of the Trustees have been elected by the shareholders of Managers AMG Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the net asset value of shares of all series of Managers AMG Funds voting can, if they choose, elect all Trustees being elected while the shareholders of the remaining shares would be unable to elect any Trustees.

26

Liquidation or Dissolution

The BNY Hamilton Articles provide that in the event of the liquidation or dissolution of BNY Hamilton Funds, the holders of Shares of each series shall be entitled to receive the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series held by them. Absent unusual circumstances, shareholders may not terminate BNY Hamilton Funds.

Similarly, the Managers AMG Trust Agreement provides that in the event of the liquidation or dissolution of Managers AMG Funds, the holders of Shares of each series or any class thereof shall be entitled to receive the excess of the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series or class held by them. Managers AMG Funds may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities. The liquidation of any particular series or class may be authorized at any time by vote of a majority of the Trustees then in office.

Derivative Actions

Under Maryland law, there is no statutory right for stockholders of a corporation to bring derivative actions. In addition, the BNY Hamilton Articles and the BNY Hamilton Bylaws are silent in regards to shareholder derivative actions. Under Massachusetts law and the Managers AMG Trust Agreement a shareholder of a New Fund may bring a derivative action on behalf of Managers AMG Funds only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of Managers AMG Funds or on the boards of other funds that are affiliated with Managers AMG Funds. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of Managers AMG Funds must generally join in the demand upon the Trustees.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of BNY Hamilton Funds and Managers AMG Funds and Maryland and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Fund Charters and Bylaws (which are filed as exhibits to the registration statements of BNY Hamilton Funds and Managers AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts and Maryland law directly for more complete information.

Comparative Information on Fundamental Investment Restrictions

The Existing Funds and the New Funds are each subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act). However, investment restrictions that are not fundamental may be changed by a Fund’s Directors/Trustees without shareholder approval. The tables in Appendix B compare the fundamental investment restrictions of the Existing Funds and the New Funds. There is not expected to be a material

27

difference between the manner in which each Existing Fund’s and the corresponding New Fund’s portfolio is managed. There are, however, differences in the fundamental investment restrictions between the Existing Funds and the New Funds that would permit material changes in the future. These differences include:

•

The investment objective of the BNY Hamilton Multi-Cap Equity Fund is a fundamental policy and may only be changed upon shareholder approval, whereas the investment objective of the corresponding New Fund, although identical in substance, is not a fundamental policy and may be changed without shareholder approval.

•

With respect to borrowing, the New Funds will be permitted to borrow money from other funds managed by Managers pursuant to an interfund lending program, whereas the Existing Funds do not engage in interfund lending. Also, each of the New Funds may borrow money for investment purposes up to 1940 Act limits, whereas each of the Existing Funds are not permitted to borrow for investment purposes beyond a 5% limit.

•

The BNY Hamilton Multi-Cap Equity Fund may not purchase securities of an issuer if, after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer. A similar restriction exists for the corresponding New Fund, but only with respect to 75% of the New Fund’s total assets.

•

Each of the New Funds is permitted to engage in securities lending. Although each of the Existing Funds is permitted to engage in securities lending, only the BNY Hamilton Multi-Cap Equity Fund currently does so.

•

The Existing Funds are not generally permitted to purchase securities on margin, make short sales, or maintain short positions in securities, other than for hedging purposes. The New Funds, however, are permitted to engage in such activities to the extent permitted by applicable law.

•

The BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund may not invest in fixed time deposits with a duration from two business days to seven calendar days if more than 10% and 5%, respectively, of the Fund’s total assets would be invested in such deposits, whereas the corresponding New Funds will not be subject to such a restriction.

•

The BNY Hamilton Municipal Enhanced Yield Fund may not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the Fund’s total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors), whereas the corresponding New Fund will not be subject to such a restriction.

•

The New Funds, unlike the Existing Funds, have no fundamental restriction limiting their purchases of illiquid securities. The New Funds, however, will comply with SEC guidelines limiting illiquid securities to 15% of their net assets.

•

The New Funds, unlike the Existing Funds, have no specific prohibition on purchasing interests in oil, gas or mineral exploration or development programs, but there is no present intention for the New Funds to invest in these types of interests.

•

The New Funds, unlike the Existing Funds, have no fundamental restriction with respect to investing in other investment companies in accordance with the 1940 Act, but the New Funds will also make all such investments in accordance with the 1940 Act.

28

Existing and Pro Forma Capitalizations

Each New Fund will be the accounting successor to its corresponding Existing Fund after consummation of its Reorganization. Pro forma capitalization information is shown for the New Funds because the New Funds will not commence operations until the completion of the Reorganizations. Accordingly, the pro forma capitalization of the reorganized New Funds will be identical to the capitalizations of the Existing Funds immediately before the Reorganizations. Pro forma capitalization shown below is as of June 30, 2008.

	Net Assets	Net Asset Value per Share	Shares Outstanding
BNY Hamilton Multi-Cap Equity Fund (Class A Shares)	$49,530,313.76	$13.34	3,711,686.88
GW&K Multi-Cap Equity Fund (Class A Shares) (pro forma)	$49,530,313.76	$13.34	3,711,686.88
BNY Hamilton Municipal Enhanced Yield Fund (Institutional Shares)	$7,632,523.13	$9.05	843,405.16
GW&K Municipal Enhanced Yield Fund (Institutional Shares) (pro forma)	$7,632,523.13	$9.05	843,405.16

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

BNY currently serves as each Existing Fund’s investment adviser and is responsible for all business activities and oversight of the investment decisions made for the Existing Funds. BNY also serves as administrator of the Existing Funds and is responsible for providing general administrative services. BNY is a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. BNY is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, BNY offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world. BNY provides a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.

Managers is the investment manager and administrator of the New Funds. Managers has overall supervisory responsibility for the investment program of the New Funds. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers AMG Funds, subadvisor(s) to manage each New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of subadvisor(s) and is responsible for reporting to Managers AMG Funds’ Board of Trustees on each New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for Managers AMG Funds and the New Funds.

Managers may not change the subadvisor to the New Funds without approval of the Managers AMG Funds’ Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

29

Subadvisor

GW&K serves as the subadvisor for the Existing Funds and has served as subadvisor for the Existing Funds since the commencement of their operations. Following the Reorganizations, GW&K will serve as subadvisor to the New Funds and will provide the day-to-day management of the investment operations of the New Funds. In its role as the subadvisor for the New Funds, GW&K will provide the same portfolio and investment management services to the New Funds as it did for the Existing Funds. GW&K is located at 222 Berkeley St., Boston, MA 02116. GW&K, a wholly-owned subsidiary of BNY since May 2002, has advised individual and institutional clients since 1974 with total assets under management of approximately $8 billion, as of June 30, 2008. Following the Acquisition, which is expected to be completed in October 2008, or sooner, AMG will indirectly own a majority and controlling interest in GW&K, and BNY will no longer have any interest in GW&K.

Portfolio Managers

BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm’s Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996. Following the Reorganization, Mr. White will continue to manage the Fund’s portfolio as the portfolio manager primarily responsible for the day-to-day management of the GW&K Multi-Cap Equity Fund.

BNY Hamilton Municipal Enhanced Yield Fund is jointly managed by Nancy Angell, John Fox, Martin Tourigny and Brian Moreland. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Angell joined GW&K in 1984, and she has been a Senior Vice President for more than five years. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President for more than five years. Ms. Angell and Mr. Fox serve as Co-Heads of the firm’s Fixed Income department. Mr. Tourigny joined GW&K in 1994, and he has been a Vice President for more than five years. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund’s portfolio transactions. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and he is responsible for analyzing municipal credits. He has been a Vice President for more than five years. Following the Reorganization, Ms. Angell and Messrs. Fox, Tourigny and Moreland will continue to manage the Fund’s portfolio as the portfolio managers jointly and primarily responsible for the day-to-day management of the GW&K Municipal Enhanced Yield Fund.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and their ownership of Fund shares is available in the SAI relating to this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus.

Investment Advisory and Subadvisory Agreements—Existing Funds

Pursuant to the investment advisory agreement between each Existing Fund and BNY (each an “Advisory Agreement”), BNY has been employed by each Existing Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund’s Prospectus and Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested.

30

As compensation for the services rendered by BNY under each Existing Fund’s Advisory Agreement, each Fund has agreed to pay BNY a fee, which is computed daily and paid monthly, at the annual percentage rates of the corresponding levels of that Fund’s average daily net asset values shown in the table below, subject to any fee reductions as described below.

Fund	Annual Percentage Rate		Average Daily Net Asset Value Levels
Multi-Cap Equity Fund	0.75 0.70	% %	First $ Over $	500 million 500 million
Municipal Enhanced Yield Fund	0.50 0.45	% %	First $ Over $	500 million 500 million

BNY has voluntarily agreed to waive its fees and/or to reimburse each Existing Fund for certain of its expenses in order to limit the total annual operating expenses of the Fund to 1.25% of average daily net assets, in the case of the BNY Hamilton Multi-Cap Equity Fund’s Class A Shares, and 0.79% of average daily net assets, in the case of the BNY Hamilton Municipal Enhanced Yield Fund’s Institutional Shares. These limitations are accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. Although BNY may cease these voluntary waivers and/or expense reimbursements at any time, BNY has agreed to maintain them until the closing of the Reorganizations. BNY also provides administrative, accounting, custodial and certain other services to the Existing Funds, and receives additional fees for such services.

The Existing Funds are sub-advised by GW&K. BNY pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity Fund and 0.50% of the average daily net assets of the Municipal Enhanced Yield Fund.

Under the terms of the subadvisory agreements between GW&K and BNY (each a “Current BNY Subadvisory Agreement”), BNY has employed GW&K to manage the investment and reinvestment of the assets of the Existing Funds, to continuously review, supervise and administer the investment program of the Existing Funds, to determine in GW&K’s sole discretion the securities to be purchased or sold and the portion of each Existing Fund’s assets to be held uninvested, to provide BNY and BNY Hamilton Funds with records concerning GW&K’s activities which BNY Hamilton Funds is required to maintain, and to render regular reports to BNY and BNY Hamilton Funds’ officers and Board of Directors concerning GW&K’s discharge of its responsibilities under the Current BNY Subadvisory Agreements. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by GW&K under the Current BNY Subadvisory Agreements, BNY has agreed to pay GW&K subadvisory fees as set forth above, which fees are computed daily and paid monthly. The Existing Funds do not directly pay GW&K fees for its subadvisory services.

Under the terms of the Current BNY Subadvisory Agreements, GW&K is generally not liable to the Existing Funds or their shareholders, including for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Existing Funds, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of GW&K in performance of its obligations and duties under the Current BNY Subadvisory Agreements, (ii) reckless disregard by GW&K of its obligations and duties under the Current BNY Subadvisory Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act.

31

A discussion regarding the basis for the BNY Hamilton Funds’ Directors approving the Advisory Agreement between BNY Hamilton Funds and BNY with respect to each Existing Fund and the Current BNY Subadvisory Agreements between BNY and GW&K is available in each Existing Fund’s Semi-Annual Report for the six-month period ended June 30, 2008, which are on file with the SEC.

After the expiration of the initial specified term of each Existing Fund’s Advisory or Current BNY Subadvisory Agreement, the Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund’s outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund, BNY or GW&K, if applicable, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each Existing Fund’s Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund’s outstanding shares on 60 days’ written notice to BNY and by BNY on 60 days’ written notice to the Fund. In addition, each Current BNY Subadvisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by vote of a majority of the Directors or by vote of a majority of a majority of the Fund’s outstanding shares, in the case of termination by an Existing Fund, on 60 days’ written notice to GW&K, and in the case of termination by BNY, on 60 days’ written notice to BNY Hamilton Funds and the applicable Existing Fund.

Investment Management Agreement and Subadvisory Agreement—New Funds

Managers serves as investment manager to the New Funds under the investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement permits Managers to, from time to time, engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, Managers has entered into a subadvisory agreement with GW&K (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, GW&K is responsible, with respect to each New Fund, for performing substantially the same portfolio management and advisory services for Managers and the New Fund as it performed for the corresponding Existing Fund, subject to the Managers AMG Funds Board of Trustees’ and Managers’ supervision, including: (i) developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment objective and policies as set forth in its Registration Statement, (ii) providing research and analysis relative to the investment program and investments of the New Fund, (iii) determining (subject to the overall supervision of the Board of Trustees) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of Managers AMG Funds in the investments of the New Fund.

For additional information regarding the Investment Management Agreement and Subadvisory Agreement, and the services that Managers and GW&K provide to the New Funds, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund have agreed to pay Managers an investment management fee at an annual rates of

32

0.75% and 0.50%, respectively, of the value of the New Fund’s average daily net assets, paid monthly. Unlike the Existing Funds, the New Funds will not have breakpoints in their investment management fees. The New Funds, however, have agreed to further reduce investment management fees during the first two years of operation to the same extent as the Existing Funds would have done if assets exceed $500 million. Managers, in turn, has agreed to pay GW&K all of the investment management fee, which is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services GW&K provides to the New Funds under the Subadvisory Agreement. The fee paid to GW&K is paid out of the fee Managers receives from the New Funds and does not increase the expenses of the New Funds.

A discussion regarding the basis for the New Funds’ Board of Trustees approving the Investment Management Agreement between Managers AMG Funds and Managers with respect to each New Fund and the Subadvisory Agreement between Managers and GW&K will be available in each New Fund’s annual report for the period ending December 31, 2008.

Managers and GW&K have contractually agreed, through at least December 31, 2010, to limit annual operating expenses for the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.25% and 0.79%, respectively, of each Fund’s average daily net assets. For the GW&K Multi-Cap Equity Fund, in general, for a period of up to 36 months from the time of any waiver or payment pursuant to the GW&K Multi-Cap Equity Fund’s contractual expense limitation, Managers and GW&K may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s operating expenses to exceed the contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the GW&K Multi-Cap Equity Fund’s contractual expense limitation. Each New Fund’s contractual expense limitation may, at the discretion of Managers, may be continued beyond December 31, 2010.

The Investment Management Agreement and each Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of Managers AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and each Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by Managers or (in the case of the Subadvisory Agreement) by GW&K on not more than 60 days’ written notice to the other party and to the applicable New Fund. The Investment Management Agreement and each Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and the regulations thereunder.

Administration and Shareholder Servicing Agreement – New Funds

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between Managers AMG Funds and Managers, Managers also serves as administrator (the “Fund Administrator”) of the New Funds and is responsible for certain aspects of managing the New Funds’ operations, including administration and shareholder servicing. For these services, each New Fund will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to Managers AMG Funds, and by Managers AMG Funds upon at least 30 days’ prior written notice to the Fund Administrator.

33

Independent Registered Public Accounting Firm

Managers AMG Funds has selected PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, as the independent registered public accounting firm for the New Funds for the fiscal year ending December 31, 2008.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Funds and those expected to serve the New Funds following the closing of the Reorganizations. Although it is expected that all of the service providers listed below will serve the New Funds by December 31, 2008, there may be a transition period immediately following the closing of the Reorganizations where some of the Existing Funds’ service providers will provide services to the New Funds for an interim period. The Reorganizations are not expected to result in an increase of transfer agency, custodial or other expenses for shareholders of the Existing Funds.

SERVICE PROVIDERS

SERVICE	EXISTING FUNDS	NEW FUNDS
Investment Adviser	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Investment Subadvisor	Gannett Welsh & Kotler, LLC 222 Berkeley St. Boston, Massachusetts 02116	Gannett Welsh & Kotler, LLC 222 Berkeley St. Boston, Massachusetts 02116

Distributor	BNY Hamilton Distributors, LLC 100 Summer Street Boston, Massachusetts 02110	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Custodian	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286

Fund Accountant	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286

Transfer Agent and Dividend Disbursing Agent	Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219	PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street Suite 1700 Philadelphia, Pennsylvania 19103

34

IV.	INFORMATION ON THE PROPOSED BNY SUBADVISORY AGREEMENTS

Proposed BNY Subadvisory Agreements

As discussed in Section III, BNY has entered into the Current BNY Subadvisory Agreements with GW&K so that GW&K can manage the investment and reinvestment of the assets of the Existing Funds and supervise and administer the investment programs of the Existing Funds. A discussion regarding the basis for the BNY Hamilton Funds Directors approving the Current BNY Subadvisory Agreements between BNY and GW&K is available in each Existing Fund’s Semi-Annual Report for the six-month period ended June 30, 2008.

At the special shareholder meeting of the Existing Funds, shareholders of each Existing Fund will be asked to approve a proposed subadvisory agreement (each a “Proposed BNY Subadvisory Agreement” and collectively the “Proposed BNY Subadvisory Agreements”) between BNY and GW&K for the Existing Fund.

The Board of Directors of BNY Hamilton Funds is proposing the Proposed BNY Subadvisory Agreements for the Existing Funds because the closing of the Acquisition (discussed above) will constitute a change in control of GW&K, the subadvisor to each Existing Fund, and pursuant to the terms of the Current BNY Subadvisory Agreements, will result in their automatic termination. Approval of the Proposed BNY Subadvisory Agreements will, in effect, continue the Current BNY Subadvisory Agreements, including with respect to compensation of GW&K, until the closing of the Reorganizations. The terms of the Proposed BNY Subadvisory Agreements are the same in all material respects as those of the Current BNY Subadvisory Agreements, except for non-material conforming edits.

The Current BNY Subadvisory Agreement for the BNY Hamilton Multi-Cap Equity Fund is dated October 7, 2002 and was last approved by shareholders and the BNY Hamilton Funds’ Directors on October 1, 2002 and May 14, 2008, respectively. The Current BNY Subadvisory Agreement for the BNY Hamilton Municipal Enhanced Yield Fund is dated July 1, 2005 and was last approved by shareholders and the BNY Hamilton Funds’ Directors on June 29, 2005 and May 14, 2008, respectively.

A description of some of the terms of the Current BNY Subadvisory Agreements, which are the same in all material respects as the terms of the Proposed BNY Subadvisory Agreements, is included in Section III of this Proxy Statement/Prospectus under “Investment Advisory and Subadvisory Agreements—Existing Funds.” Copies of the forms of the Proposed BNY Subadvisory Agreements are attached to this Proxy Statement/Prospectus as Appendix D.

The schedule of fees payable to GW&K under the Proposed BNY Subadvisory Agreements will be the same as the schedule of fees currently payable to GW&K under the corresponding Current BNY Subadvisory Agreements. Under the Current BNY Subadvisory Agreements, BNY pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of the BNY Hamilton Multi-Cap Equity Fund and 0.50% of the average daily net assets of the BNY Hamilton Municipal Enhanced Yield Fund. The Existing Funds do not directly pay GW&K fees for its subadvisory services. For the fiscal year ended December 31, 2007 BNY paid GW&K $474,034 under the Current BNY Subadvisory Agreement for the BNY Hamilton Multi-Cap Equity Fund and, because of fee waivers/reimbursements in effect, $0 under the Current BNY Subadvisory Agreement for the BNY Hamilton Municipal Enhanced Yield Fund. In addition, GW&K will continue to provide the same subadvisory services to the Existing Funds, and with the same personnel, under the Proposed BNY Subadvisory Agreements as provided under the Current BNY Subadvisory Agreements.

35

The Proposed BNY Subadvisory Agreements will become effective as of the closing of the Acquisition. If the closing of the Acquisition does not take place, the Proposed BNY Subadvisory Agreements will not go into effect and the Current BNY Subadvisory Agreements will continue in effect.

Additional Information About GW&K

GW&K is a wholly-owned subsidiary of BNY. Information about the principal officers and director of GW&K is set forth below. The address of each of them is c/o GW&K, 222 Berkeley St., Boston, MA 02116.

Name of Principal Executive Officer or Director	Principal Occupation
Harold Gilbert Kotler	CEO
Benjamin Hamlen Gannett	Vice Chairman
Thomas Williams Roberts, III	Co-President and Chief Compliance Officer
Thomas F X Powers	Co-President
Lawrence Simon	Director

GW&K does not currently act as an investment adviser to any other mutual fund with an investment objective similar to the BNY Hamilton Multi-Cap Equity Fund or the BNY Hamilton Municipal Enhanced Yield Fund. In addition, the Existing Funds did not pay any commissions to affiliated brokers during the fiscal year ended December 31, 2007.

Interim Subadvisory Agreements

To avoid a potential disruption of the portfolio management services in the event of the closing of the Acquisition without such Existing Fund’s shareholders having approved its Proposed BNY Subadvisory Agreement, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has also, pursuant to Rule 15a-4 under the 1940 Act, approved an interim subadvisory agreement with GW&K for each Existing Fund. Rule 15a-4, in relevant part, permits the appointment of an investment adviser or subadvisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim subadvisory agreements are the same as the Proposed BNY Subadvisory Agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim subadvisory agreement will remain in effect for a period up to 150 days from the date of termination of its corresponding Current BNY Subadvisory Agreement, which will occur on the closing date of the Acquisition, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the Proposed BNY Subadvisory Agreements.

If shareholders do not approve the proposed subadvisory agreement for each Existing Fund, GW&K will not be able to provide advisory services to the Existing Fund after the expiration of the interim 150-day subadvisory agreement in place for the period between the closing of the Acquisition and the closing of the Reorganization, should the Reorganization not have been completed by then. Also, GW&K will be limited in the fees it will receive for the services it performed under the interim agreement to the lesser of the costs GW&K incurred in performing such services or the amount (including accrued interest) in the escrow account. Additional information regarding the proposed subadvisory agreements is included in Section IV of this Proxy Statement/Prospectus.

36

Consideration by the Board of Directors of the Proposed BNY Subadvisory Agreements

At a special meeting on July 24, 2008 the Board of Directors of BNY Hamilton Funds (the “Directors”), including a majority of the Independent Directors, considered and approved the Proposed BNY Subadvisory Agreements. In consideration of approving the Proposed BNY Subadvisory Agreements, the Directors relied on the information provided in connection with (1) their July 7, 2008 and July 24, 2008 special Board meetings and (2) the Directors’ previous approval and continuation of the Current BNY Subadvisory Agreements at the Directors’ regular meeting on May 13-14, 2008. In this regard, the Directors noted the fact that the substantive terms of the Current BNY Subadvisory Agreements, including the subadvisory fees payable thereunder, are the same in all material respects to the substantive terms of the Proposed BNY Subadvisory Agreements and that such terms were not changing as a result of the Acquisition. The Directors also noted that BNY would continue to serve as the adviser to the Existing Funds under the Proposed BNY Subadvisory Agreements, and that while the same GW&K portfolio managers would continue to manage the assets of the Existing Funds, when providing services under the Proposed BNY Subadvisory Agreements GW&K would be under the control of new owners.

In considering the Proposed BNY Subadvisory Agreements, the Directors requested and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider (“Data Provider”) and from other sources. The Directors also considered and evaluated materials related to the Existing Funds at regular board meetings held during the past 12 months, and at special meetings of the Directors called for the purpose of considering various proposals to merge or reorganize the Existing Funds.

In addition, the Directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Proposed BNY Subadvisory Agreements and discussed the Proposed BNY Subadvisory Agreements in private sessions with independent counsel, including sessions of the Independent Directors meeting separately. In their determinations relating to approval of the Proposed BNY Subadvisory Agreements, the Directors considered all factors they believed relevant, including the following:

1.	information comparing the performance of each of the Existing Funds to other investment companies with similar investment objectives and to each Existing Funds’ respective unmanaged benchmark index;

2.	the nature, extent and quality of investment services rendered by GW&K;

3.	the impact of the change in ownership of GW&K on the nature, extent, quality and profitability of the services to be provided under the Proposed BNY Subadvisory Agreements with respect to each Existing Fund;

4.	the costs borne by, and profitability of, GW&K in providing services to the Existing Funds;

5.	comparative fee and expense data for each Existing Fund and other comparable investment companies;

6.	whether Existing Fund expenses might be expected to decline as a percentage of net assets as Existing Fund assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

37

7.	GW&K’s policies and practices regarding allocation of portfolio transactions of the Existing Funds, including the extent to which GW&K benefits from soft dollar arrangements;

8.	other fall-out benefits which GW&K could receive from its relationships with the Existing Funds;

9.	information about fees charged by GW&K to other clients with similar investment objectives;

10.	the professional experience and qualifications of each Existing Funds’ portfolio management team and other senior personnel of the GW&K; and

11.	the terms of the Proposed BNY Subadvisory Agreements.

The Directors also considered the nature and quality of the services provided and to be provided by GW&K based on their experience as Directors. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the Proposed BNY Subadvisory Agreement arrangements with regard to the Existing Funds would be fair and reasonable in light of the services to be performed and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by GW&K. The Directors noted that, under the Proposed BNY Subadvisory Agreements, and subject to the supervision of the Directors and BNY, GW&K would manage the investment of the assets of each Existing Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. In considering the nature, extent and quality of services to be provided by GW&K under the Proposed BNY Subadvisory Agreements, the Directors reviewed information relating to GW&K’s (1) expected profitability, (2) operations and personnel, and (3) the investment philosophy, strategies and techniques that GW&K intends to use in managing each Existing Fund. The Directors took particular note of the fact that there would be no change in the portfolio management of each Existing Fund, as the portfolio management team for each Existing Fund would remain unchanged following the approval of the Proposed BNY Subadvisory Agreements. The Directors also evaluated, among other things: (a) the expected services to be provided by GW&K, including GW&K’s operational relationship with BNY; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Directors also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Proposed BNY Subadvisory Agreements. The Directors concluded that the services expected to be provided were appropriate and consistent with the terms of each of the Proposed BNY Subadvisory Agreements.

Costs of Services, Fees and Profitability for GW&K. The Directors reviewed information concerning GW&K’s profitability from providing investment subadvisory services to the Existing Funds. In considering the reasonableness of the fees payable by BNY to GW&K under the Proposed BNY Subadvisory Agreements, the Directors noted that GW&K had been an affiliate of BNY, but would have new owners when providing services under the Proposed BNY Subadvisory Agreements. The Directors noted that the fees payable to GW&K under each Current BNY Subadvisory Agreement are the same as the fees payable under each Proposed BNY Subadvisory Agreement, and that the profitability of the Proposed BNY Subadvisory Agreements was not expected to materially differ from that generated under the Current BNY Subadvisory Agreements. In addition, the Directors noted that the Existing Funds do not pay the subadvisory fees to GW&K. Accordingly, the cost of services to be provided by GW&K and

38

the profitability to GW&K of its relationship with each Existing Fund were not material factors in the Directors’ deliberations. For similar reasons, and also taking into account the relatively small size of the Existing Funds, the Directors concluded that the effect of any economies of scale being realized by GW&K was not a material factor in the Directors’ deliberations.

Fall-Out Benefits. The Directors considered that GW&K benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Existing Funds’ purchases and sales of securities. The Directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services.

Performance. The Directors considered the investment results of each of the Existing Funds as compared to investment companies with similar investment objectives as provided by an independent consultant (“Peer Category”) and as provided by an independent data provider (“Data Provider Category”). The Directors also considered the investment results for each Existing Fund as compared with one or more selected securities indices. In addition to the information received by the Directors for the meeting, the Directors received detailed performance information for each Existing Fund at each regular Board meeting during the year. To the extent applicable, the Directors reviewed information showing performance of each Existing Fund compared to the funds in its Peer Category for the 1- and 3-year periods ended December 31, 2007, to funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2007 and compared to an appropriate securities index over comparable periods as well as other information that they deemed relevant.

The Directors noted that the performance of the BNY Hamilton Multi-Cap Equity Fund for the 1- and 3-year periods lagged the median of its Peer Category. The Directors also noted BNY’s statements that the Fund’s performance during the first quarter of 2008 matched its benchmark and placed it in the second quartile of its Data Provider Category for the quarter period ended March 31, 2008. The Directors also noted management’s belief that the Fund’s historic long-term performance was competitive.

The Directors noted that the 1-year performance of the BNY Hamilton Municipal Enhanced Yield Fund significantly lagged that of its Peer Category, while last year the Fund significantly exceeded that of the median of its Peer Category. In this regard, the Directors noted BNY’s statements with respect to GW&K’s approach to managing the Fund as compared to the Fund’s peers, and the fee waivers already in place with respect to the Fund.

After consideration of the foregoing, the Directors reached the following conclusions regarding each Proposed BNY Subadvisory Agreement in addition to the conclusions discussed above: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under the Proposed BNY Subadvisory Agreement; (b) GW&K’s investment strategy is appropriate for pursuing each Existing Fund’s investment objectives; and (c) GW&K is reasonably likely to execute its investment strategy consistently over time.

THE BOARD OF DIRECTORS OF BNY HAMILTON FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH EXISTING FUND VOTE “FOR” THE APPROVAL OF THE APPLICABLE PROPOSED BNY SUBADVISORY AGREEMENT.

39

V.	INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Directors of the BNY Hamilton Funds to solicit your vote for the Reorganizations and approval of the Proposed BNY Subadvisory Agreements at a meeting of shareholders of Existing Funds, which we refer to as the “Meeting.” The Meeting is scheduled to begin on October 15, 2008 at 11:00 a.m. EDT.

In addition to the solicitation of proxies by mail or expedited delivery service, BNY Hamilton Funds’ Directors, employees and agents of the Existing Funds and their affiliates, and GW&K and its employees may solicit proxies by telephone and through the Internet. In advance of the Meeting, if the Existing Funds have not received a shareholder’s proxy, the shareholder may receive a telephone call from a proxy solicitor that may be retained by BNY and GW&K to assist shareholders in the voting process. BNY and GW&K have retained [__], at [__], to assist in the solicitation of proxies, at an estimated cost of $[__]. GW&K will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that shareholders of the Existing Funds and New Funds will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also give written notice of revocation in person at the Meeting (however, your presence at the Meeting alone is not sufficient to revoke your proxy). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Voting Procedures

You may vote by completing and signing the enclosed proxy card and mailing it to us in the enclosed prepaid return envelope (if mailed in the United States) or telephone or through the Internet by following the instructions on the enclosed Proxy Card.

Only shareholders of record on August 25, 2008 are entitled to receive notice of and to vote at the Meeting. Notice of any shareholders’ meeting need not be given to any shareholder who signs a written waiver of notice, whether before or after the time of the meeting, which waiver is to be filed with the record of such meeting, or to any shareholder who attends the meeting in person or by proxy. Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share held by the shareholder as of the close of business on August 25, 2008. The presence in person or by proxy of shareholders of each Existing Fund entitled to cast more than 33 1/3% of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization and approval of the Proposed BNY Subadvisory Agreement for that Existing Fund. When a quorum is present, approval of the Reorganization and Proposed BNY Subadvisory Agreement for each Existing Fund will require the favorable vote of a majority of the outstanding shares of common stock of the Existing Fund entitled to vote. If a quorum is not present, the holders of a majority of the stock of each Existing Fund present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the Meeting, until a quorum is present. The meeting may not be adjourned to a date more than 120 days after the original record date. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

40

All proxies voted, as well as abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of the Reorganization and Proposed BNY Subadvisory Agreement will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote “for” and effectively result in a vote “against” the proposals. Broker non-votes do not represent a vote “for” and effectively result in a vote “against” the proposals.

The Board of Directors of BNY Hamilton Funds knows of no matters other than those described in this Proxy Statement/Prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

As of August 25, 2008, the number of issued and outstanding Class A Shares of the BNY Hamilton Multi-Cap Equity Fund was [        ] and the number of issued and outstanding Institutional Shares of the BNY Hamilton Enhanced Yield Fund was [        ]. No shares of the New Funds are issued or outstanding as of the date of this Proxy Statement/Prospectus.

Interest of Certain Persons in the Transactions

Existing Funds

To the knowledge of the Existing Funds, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of each Existing Fund, as of August _______, 2008:

Name and Address	Percentage Ownership	Type of Ownership
BNY Hamilton Multi-Cap Equity Fund – Class A BNY Hamilton Municipal Enhanced Yield Fund – Institutional Shares	[ ]	[ ]

To the knowledge of the Existing Funds, no persons owned of record or beneficially, 25% or more of the outstanding shares of any class of the Existing Fund, as of August _______, 2008.

As of August _________, 2008, the Directors and officers of the BNY Hamilton Funds as a group owned less than 1% of the outstanding shares of any Existing Fund.

New Funds

No shares of the New Funds were outstanding as of the date of this Proxy Statement/Prospectus.

The following table sets forth those persons who are expected to own of record or beneficially five percent or more of the outstanding shares of the New Funds after consummation of the Reorganizations:

Name and Address	Percentage Ownership	Type of Ownership
GW&K Multi-Cap Equity Fund – Class A GW&K Municipal Enhanced Yield Fund – Institutional Shares	[ ]	[ ]

41

AVAILABLE INFORMATION

The Existing Funds are currently, and the New Funds will be upon completion of their registration (which will occur prior to the closing of the Reorganizations), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

42

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [                    ], 2008, by and between BNY Hamilton Funds, Inc., a Maryland corporation (“BNY Hamilton Funds”), on behalf of each of its series identified in Exhibit A hereto as an Existing Fund (each an “Existing Fund” and collectively the “Existing Funds”), Managers AMG Funds, a Massachusetts business trust (“Managers AMG Funds”), on behalf of each of its series identified in Exhibit A hereto as the corresponding New Fund (each a “New Fund” and collectively the “New Funds”), and, with respect to Section 5(a) hereof, Gannett Welsh & Kotler, LLC, a Delaware limited liability company (“GW&K”), and, with respect to Section 10(a) hereof, The Bank of New York Mellon Corporation (“BNY”) (the Agreement and transactions contemplated hereunder for each Existing Fund and its corresponding New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if each Reorganization between an Existing Fund and its corresponding New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	Each Existing Fund will sell, assign, convey, transfer and deliver to its corresponding New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, each New Fund shall, on the Exchange Date, assume all of the liabilities of its corresponding Existing Fund existing at the Valuation Time and deliver to Existing Fund a number of full and fractional shares of beneficial interest of the corresponding class of New Fund, as indicated in Exhibit A hereto (the “New Fund Shares”), having an aggregate net asset value equal to the value of the assets of Existing Fund transferred to New Fund on such date less the value of the stated liabilities of Existing Fund assumed by New Fund on such date. It is intended that each Reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	Upon consummation of the transactions described in paragraph (a) above, each Existing Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date New Fund Shares, each shareholder being entitled to receive that proportion of New Fund Shares that the number of shares of beneficial interest of Existing Fund held by such shareholder bears to the number of shares of Existing Fund outstanding on such date. Certificates representing the New Fund Shares will not be issued.

AGREEMENT

Each Existing Fund and its corresponding New Fund agree as follows:

1. Representations and warranties of each New Fund.

Managers AMG Funds, on behalf of each New Fund represents and warrants to and agrees with New Fund’s corresponding Existing Fund that:

(a)	New Fund is a series of Managers AMG Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power or will have power to own all of its properties and assets and to carry out its obligations under this Agreement. Managers AMG Funds is not required to qualify as a foreign association in any jurisdiction. Each of Managers AMG Funds and New Fund has or will have all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Managers AMG Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	Reserved.

(d)	Reserved.

(e)	As New Fund has not commenced operations, there are no material legal, administrative or other proceedings pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds or New Fund.

(f)	New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

As of the effective date of the Registration Statement (as defined in section 2(h)), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement (as defined in section 2(h)) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Managers AMG Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in Managers AMG Funds’ registration statement on Form N-1A.

(j)	New Fund was established by the Trustees of Managers AMG Funds in order to effect the transactions described in this Agreement. It being understood that New Fund was formed solely for the purpose of consummating the Reorganization with its corresponding Existing Fund, New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization or carry on any business activities between the date hereof and the Exchange Date.

(k)	New Fund has no shares of beneficial interest issued and outstanding. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(l)	As of the Exchange Date, no federal or state tax returns of New Fund will have been required by law to be filed and no federal or state taxes will be due; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	New Fund intends to meet the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year beginning with the commencement of operations, and will continue to meet such requirements at all times through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder;

2. Representations and warranties of each Existing Fund.

BNY Hamilton Funds, on behalf of each Existing Fund represents and warrants to and agrees with Existing Fund’s corresponding New Fund that:

(a)	Existing Fund is a series of BNY Hamilton Funds, a corporation duly established and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. BNY Hamilton Funds is not required to qualify as a foreign association in any jurisdiction. Each of BNY Hamilton Funds and Existing Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	BNY Hamilton Funds is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended December 31, 2007, such statements and schedule having been audited by Tait, Weller & Baker LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Existing Fund for the six months ended June 30, 2008, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)	The prospectus and statement of additional information dated April 25, 2008, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)	There are no material legal, administrative or other proceedings pending or, to the knowledge of BNY Hamilton Funds or Existing Fund, threatened against BNY Hamilton Funds or Existing Fund.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2007, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2007, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)	The Existing Fund has provided New Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Existing Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of Managers AMG Funds on behalf of the New Fund (the “Registration Statement”), in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information was in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to BNY Hamilton Funds or the Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund to the Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in the Existing Fund Prospectus.

(j)	Reserved.

(k)	All issued and outstanding shares of the Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l)	Existing Fund has filed or will file all federal and state tax returns that are required to be filed by Existing Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(n)	At both the Valuation Time and the Exchange Date, Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of December 31, 2007 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(o)	No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(p)	At the Exchange Date, Existing Fund will constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act , and will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Existing Fund pursuant to this Agreement, New Fund will also constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of each Existing Fund and to the other terms and conditions contained herein, each Existing Fund agrees to sell, assign, convey, transfer and deliver to its corresponding New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date all of the Investments and other properties and assets of Existing Fund, whether contingent or otherwise, in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of all of the liabilities of Existing Fund, whether contingent or otherwise, existing at the Valuation Time. Pursuant to this Agreement, each Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.

(b)	Each Existing Fund will pay or cause to be paid to its corresponding New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Existing Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on November 7, 2008, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4. Exchange Date; Valuation Time.

On the Exchange Date, each New Fund will deliver to its corresponding Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of assets of Existing Fund transferred to New Fund on such date less the value of the stated liabilities of Existing Fund assumed by New Fund on that date.

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the assets of the Existing Fund to be transferred to the New Fund and the value of the liabilities of the Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the New Fund Shares and the value of the assets and stated liabilities of the Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to procedures New Fund would use in determining the fair market value of New Fund’s assets and liabilities.

(c)	Reserved.

(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for each shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund share certificates, or post adequate bond, as the case may be.

(e)	New Fund shall assume all liabilities of Existing Fund, whether contingent or otherwise, in connection with the acquisition of assets and subsequent dissolution of Existing Fund or otherwise.

5. Expenses, fees, etc.

(a)	All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each Existing Fund and its corresponding New Fund of the transactions contemplated by this Agreement will be borne by GW&K. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of each New Fund or its corresponding Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange Date.

Delivery of the assets of each Existing Fund to be transferred, assumption of the liabilities of Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	BNY Hamilton Funds, on behalf of each Existing Fund, agrees to solicit the consent of the shareholders of each Existing Fund, as soon as is practicable after the date of filing of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)	Each Existing Fund agrees that the liquidation and dissolution of Existing Fund will be effected in the manner provided in the Articles of Incorporation of BNY Hamilton Funds in accordance with applicable law and that on and after the Exchange Date, Existing Fund shall not conduct any business except in connection with its liquidation and dissolution, and deregistration of BNY Hamilton Funds, of which each Existing Fund is a series, as an investment company under the 1940 Act.

8. Conditions of each New Fund’s obligations.

The obligations of each New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Directors of BNY Hamilton Funds (including a majority of those Directors who are not “interested persons” of BNY Hamilton Funds, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at least a majority of the outstanding shares of common stock of the Existing Fund entitled to vote.

(b)	The corresponding Existing Fund shall have furnished to New Fund a statement of Existing Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Existing Fund’s behalf by BNY Hamilton Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since December 31, 2007, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c)

That BNY Hamilton Funds, on behalf of the corresponding Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by BNY Hamilton Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of BNY Hamilton Funds and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that BNY Hamilton Funds and Existing Fund have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	Reserved.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)

That New Fund shall have received in form satisfactory to New Fund and dated the Exchange Date, an opinion of Bell, Boyd & Lloyd LLP (“Bell Boyd”), solely in its capacity as counsel to BNY Hamilton Funds in connection with the matters contemplated by this Agreement with respect to the Existing Funds, which opinion would be based upon certain factual representations, including certificates provided by officers of BNY Hamilton Funds, and subject to certain qualifications, to the effect that (i) BNY Hamilton Funds is a corporation duly established and validly existing under the laws of the State of Maryland, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that the corresponding Existing Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by BNY Hamilton Funds, on behalf of the corresponding Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers AMG Funds, on behalf of New Fund, is a valid and binding obligation of Existing Fund, (iii) the corresponding Existing Fund has the corporate power to sell, assign, convey, transfer and deliver the assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate BNY Hamilton Funds’ Articles of Incorporation, as amended, or Bylaws or any provision of any agreement (each such agreement an “Existing Fund Agreement”) to which BNY Hamilton Funds or the corresponding Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in BNY Hamilton Funds’ Articles of Incorporation, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may rely upon a certificate of one or more officers of BNY Hamilton Funds whose responsibilities include advising BNY Hamilton Funds and Existing Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Maryland or federal court or governmental authority is required to be made or obtained by BNY Hamilton Funds on behalf of the corresponding Existing Fund, in connection with the execution and delivery of this Agreement by BNY Hamilton Funds on behalf of the corresponding Existing Fund, or the performance of BNY Hamilton Funds on behalf of the corresponding Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the

1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as New Fund and Bell Boyd may agree are necessary or desirable, such agreement not to be unreasonably withheld. Bell Boyd may rely upon the opinion of Maryland counsel and, for purposes of the opinion in clause (ii) above that this Agreement is a valid and binding obligation of Existing Fund, may assume that the laws of the State of Massachusetts are identical to the laws of the District of Columbia.

(g)	That New Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, while the matter is not free from doubt, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iii) under section 362(b) of the Code, the basis in the hands of New Fund of the assets of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such assets in the hands of Existing Fund immediately prior to the transfer, (iv) under section 1223(2) of the Code, the holding periods of the assets of Existing Fund in the hands of New Fund will include the periods during which such assets were held by Existing Fund, (v) under section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under section 354 of the Code, no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and New Fund, and on customary assumptions, and will state that (a) no opinion is a guarantee that the tax consequences of the Reorganization will be as described above and (b) there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(h)	That the assets of the corresponding Existing Fund to be acquired by New Fund will include no assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

(i)	Reserved.

(j)	That New Fund shall have received from the Securities and Exchange Commission (the “Commission”), any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k)	That all proceedings taken by the corresponding Existing Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to New Fund and Ropes & Gray LLP.

(l)	Reserved.

(m)	That the corresponding Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the assets of Existing Fund held by such custodian as of the Valuation Time.

(n)	That the corresponding Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o)	Reserved.

(p)	Reserved.

(q)	That the corresponding Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey all of the assets and other property to New Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(r)

That New Fund shall have received a certificate dated the Exchange Date from the principal executive officers and principal financial officers, or persons performing similar functions, of BNY Hamilton Funds to the effect that such principal executive officers and principal financial officers, or persons performing similar functions, of BNY Hamilton Funds have concluded that, based on their evaluation of the effectiveness of BNY

Hamilton Funds’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by BNY Hamilton Funds on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in BNY Hamilton Funds’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since July 1, 2008 that have materially affected, or are reasonably likely to materially affect, BNY Hamilton Funds’ internal control over financial reporting.

9. Conditions of each Existing Fund’s obligations.

The obligations of each Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Directors of BNY Hamilton Funds (including a majority of those Directors who are not “interested persons” of BNY Hamilton Funds, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at least a majority of the outstanding shares of common stock of the Existing Fund entitled to vote.

(b)	Reserved.

(c)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have executed and delivered to Existing Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which New Fund will assume all of the liabilities of Existing Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of New Fund by Managers AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Managers AMG Funds and New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Managers AMG Funds and New Fund have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)	That Existing Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Existing Fund and dated the Exchange Date, to the effect that (i) Managers AMG Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that the corresponding New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers AMG Funds, on behalf of the corresponding New Fund, and, assuming due authorization, execution and delivery of this Agreement by BNY Hamilton Funds, on behalf of Existing Fund, is a valid and binding obligation of New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the corresponding New Fund, and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers AMG Funds’ Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Managers AMG Funds or the corresponding New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers AMG Funds’ Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Managers AMG Funds whose responsibility it is to advise Managers AMG Funds and the corresponding New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required for the consummation by Managers AMG Funds, on behalf of the corresponding New Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(g)

That Existing Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, while the matter is not free from doubt, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iii) under section 362(b) of the Code, the basis in the hands of New Fund of the assets of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such assets in the hands of Existing Fund immediately prior to the transfer, (iv) under section 1223(2) of the Code, the holding periods of the assets of Existing Fund in the hands of New Fund will include the periods during which such assets were held by Existing Fund,

(v) under section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under section 354 of the Code, no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and New Fund, and on customary assumptions, and will state that (a) no opinion is a guarantee that the tax consequences of the Reorganization will be as described above and (b) there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(h)	That all proceedings taken by or on behalf of the corresponding New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Existing Fund and Bell, Boyd & Lloyd LLP.

(i)	Reserved.

(j)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Bell, Boyd & Lloyd deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a)

BNY, on behalf of each Existing Fund, will indemnify and hold harmless Managers AMG Funds, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to

BNY Hamilton Funds or Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to BNY Hamilton Funds or Existing Fund required to be stated therein or necessary to make the statements relating to BNY Hamilton Funds or Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of BNY. The Indemnified Parties will notify BNY in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). BNY shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if BNY selects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. BNY’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that BNY will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)

To the extent permitted by the Declaration of Trust for Managers AMG Funds, Managers AMG Funds, on behalf of each New Fund, will indemnify and hold harmless, out of the assets of New Fund but no other assets, BNY Hamilton Funds, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers AMG Funds or New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers AMG Funds or New Fund required to be stated therein or necessary to make the statements relating to Managers AMG Funds or New Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers AMG Funds. The Indemnified Parties will notify Managers AMG Funds in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Managers AMG Funds shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers AMG Funds elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers AMG Funds’ obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Managers AMG Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker or finder.

Each of Existing Fund and its corresponding New Fund represents that there is no person who has dealt with it, or BNY Hamilton Funds or Managers AMG Funds, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Each Existing Fund and its corresponding New Fund may, by mutual consent of the directors of BNY Hamilton Funds and the trustees of Managers AMG Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. Each Existing Fund or its corresponding New Fund, after consultation with counsel and by consent of its directors/trustees or an officer authorized by such directors/trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 30, 2009, this Agreement shall automatically terminate on that date unless a later date is agreed to by each Existing Fund and its corresponding New Fund.

13.	Rule 145.

Pursuant to Rule 145 under the 1933 Act, each New Fund will, in connection with the issuance of any New Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to New Fund’s transfer agent with respect to such shares. Each Existing Fund will provide its corresponding New Fund on the Exchange Date with the name of any Existing Fund shareholder who is to the knowledge of Existing Fund an affiliate of Existing Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

A copy of the Agreement and Declaration of Trust of Managers AMG Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the Trustees of Managers AMG Funds as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or officers of Managers AMG Funds or shareholders of a New Fund individually, but are binding only upon the assets and property of New Fund.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

BNY Hamilton Funds, Inc., on behalf of its series
BNY Hamilton Multi-Cap Equity Fund and
BNY Hamilton Municipal Enhanced Yield Fund

By:
Title:

Managers AMG Funds, on behalf of its series GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund

By:
Title:

The Bank of New York Mellon Corporation

By:
Title:

Gannett Welsh & Kotler, LLC

By:
Title:

Exhibit A

Existing Fund (Share Class)	Corresponding New Fund (Share Class)
BNY Hamilton Multi-Cap Equity Fund (Class A)	GW&K Multi-Cap Equity Fund (Class A)

BNY Hamilton Municipal Enhanced Yield Fund (Institutional Class)	GW&K Municipal Enhanced Yield Fund (Institutional Class)

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Funds and New Funds

Subject Matter of Restriction	Existing Funds	New Funds
Borrowing and Senior Securities

The Existing Funds may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund’s total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted pursuant to the following paragraph, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund’s net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements for the BNY Hamilton Municipal Enhanced Yield Fund) exceed 5% of the Fund’s total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund’s hedging activities are not deemed to be a pledge of assets.

The Existing Funds may not issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to the previous paragraph and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund’s arrangements in connection with its hedging activities as described in its statement of additional information shall not be considered senior securities for purposes hereof.

The New Funds may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, or through an interfund lending program with other series of trusts managed by Managers, (ii) up to an additional 5% of the Fund’s total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each New Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

The New Funds may not issue senior securities. For purposes of this restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each New Fund’s investment policies.

B-1

Subject Matter of Restriction	Existing Funds	New Funds
Lending	The Existing Funds may not make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund’s investment objectives and policies.	The New Funds may not make loans, except that each New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by Managers; provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

Diversification

The Existing Funds may not purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund’s total assets or to issues of, or, for the BNY Hamilton Municipal Enhanced Yield Fund, securities issued or guaranteed by, the United States Government, its agencies or instrumentalities. For the BNY Hamilton Municipal Enhanced Yield Fund, each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer; and if the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.

The BNY Hamilton Multi-Cap Equity Fund may not purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer.

Each New Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

B-2

Subject Matter of Restriction	Existing Funds	New Funds
Industry Concentration	The Existing Funds may not purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the Fund’s investments in such industry would exceed 25% of the value of the Fund’s total assets. In the case of the BNY Hamilton Multi-Cap Equity Fund, for purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities. In the case of the BNY Hamilton Municipal Enhanced Yield Fund, the Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government and its authorities, agencies, instrumentalities and political subdivisions.	Each New Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). For purposes of this restriction, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Margin Transactions and Short Sales	The Existing Funds may not purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund’s hedging activities, unless, in the case of the BNY Hamilton Municipal Enhanced Yield Fund, at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable for either Existing Fund to the purchase or sale of when-issued or delayed delivery securities.	N/A

Commodities & Commodity Contracts and Options	The Existing Funds may not purchase or sell puts, calls, straddles, spreads or any combination thereof except, in the case of the BNY Hamilton Municipal Enhanced Yield Fund, to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased; commodities or commodity contracts, except for a Fund’s interests in derivative instruments as described in the Fund’s statement of additional information.	The New Funds may not purchase or sell commodities or commodity contracts, except that a New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

Real Estate

The Existing Funds may not purchase or sell real estate. However, the BNY Hamilton Multi-Cap Equity Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts; and the BNY Municipal Enhanced Yield Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate.

The New Funds may not purchase or sell real estate, except that each New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

B-3

Subject Matter of Restriction	Existing Funds	New Funds
Underwriting	The Existing Funds may not act as an underwriter of securities.	The New Funds may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended.

Illiquid Securities

The Existing Funds may not acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.

N/A

Natural Resources	The Existing Funds may not purchase or sell interests in oil, gas or mineral exploration or development programs.	N/A

Industrial Revenue Bonds	The BNY Hamilton Municipal Enhanced Yield Fund may not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the Fund’s total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors).	N/A

Fixed Time Deposits	The Existing Funds may not invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the BNY Hamilton Multi-Cap Equity Fund’s or 5% of the BNY Hamilton Municipal Enhanced Yield Fund’s total assets would be invested in such deposits.	N/A

Other Investment Companies	The Existing Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder.	N/A

Investment Policy for Municipal Enhanced Yield Fund	The BNY Hamilton Municipal Enhanced Yield Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.	The GW&K Municipal Enhanced Yield Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.

The investment objective for each of the BNY Hamilton Municipal Enhanced Yield Fund and GW&K Municipal Enhanced Yield Fund is also a fundamental policy and may not be changed without shareholder approval.

If any percentage restriction described above for a New Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the New Fund’s assets will not constitute a violation of the restriction.

B-4

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUNDS

SHAREHOLDER GUIDE

Your Account with the New Funds

You may invest in the New Funds by purchasing Class A shares of the GW&K Multi-Cap Equity Fund and by purchasing Institutional Class Shares of the GW&K Municipal Enhanced Yield Fund, as described below. Although it is expected that the GW&K Multi-Cap Equity Fund will establish Institutional Class shares upon its inception, such Institutional Class shares will not initially be offered to shareholders.

Each New Fund and Class of shares is subject to a minimum (and possible maximum) initial investment amount, as described below. Class A shares of the GW&K Multi-Cap Equity Fund are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in lower total returns than if a plan of distribution was not in place.

Your purchase or redemption of New Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the Net Asset Value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

Each New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of Managers AMG Funds (the “Trust”). Under certain circumstances, a New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a New Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The New Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Class A Sales Charges – Applicable to the GW&K Multi-Cap Equity Fund only

The offering price of Class A shares equals the GW&K Multi-Cap Equity Fund’s current share price, or NAV, plus an initial sales charge that varies according to the total amount you invest, as shown below. In addition, for purchases of load eligible Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See below for more information.

Sales Charge Reductions and Waivers

To determine the initial sales charge for Class A shares, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

Accounts established by financial intermediaries that have selling agreements with the Fund’s distributor, Managers Distributors, Inc. (the “Distributor”), or have services agreements with the Investment Manager;

Current or retired officers and trustees of the Managers AMG Funds and other funds of the Managers Family of Funds, as well as their family members;

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-law, sister/brother-in- laws, daughter/son-in-laws, nieces, nephews, and domestic partners), and a trust or plan established primarily for the benefit of any of these individuals;

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts;

Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the New Funds’ Web site at www.managersinvest.com, or the Statement of Additional Information relating to this Proxy Statement/Prospectus.

Calculating the Class A Sales Charge

If the amount of your purchase is...	Your initial sales charge as a % of the offering price is:	Your initial sales charge as a % of the net amount you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.25%	5.54%	4.73%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.05%
$100,000 to $249,999	3.50%	3.63%	3.15%
$250,000 to $499,999	2.75%	2.83%	2.48%
$500,000 to $999,999	2.00%	2.04%	1.80%
$1,000,000 or more	None *	None *	None *

*	If you acquire or hold $1 million or more of Class A shares of the GW&K Multi-Cap Equity Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another fund, there is a 1.00% contingent deferred sales charge (“CDSC”) on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

CDSC Reductions and Waivers for Class A Shares of the GW&K Multi-Cap Equity Fund

For certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that do not have a sales charge.

To minimize the CDSC you pay:

•	The GW&K Multi-Cap Equity Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to a CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the GW&K Multi-Cap Equity Fund sells shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

The Fund or the Distributor may, in its discretion, waive the CDSC any time, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of the GW&K Multi-Cap Equity Fund to buy the same class of shares of any other fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the GW&K Multi-Cap Equity Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional or the Statement of Additional Information relating to this Proxy Statement/Prospectus for more information about CDSC waivers.

Institutional Class Shares

Institutional Shares have no up-front sales charges or CDSC. Your entire amount invested purchases GW&K Municipal Enhanced Yield Fund shares at the Fund’s NAV. The Institutional Shares also do not pay annual 12b-1 distribution or shareholder service fees.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the New Funds, the policies, fees, and minimum investment amounts may differ from those described in this Shareholder Guide. Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investment Manager and/or the Subadvisor may pay fees (out of their own funds and not as an expense of a New Fund) to these firms in return for shareholder servicing provided by these programs.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a New Fund’s shares.

Distribution and Service (12b-1) Fees (Applicable to the GW&K Multi-Cap Equity Fund only)

The GW&K Multi-Cap Equity Fund has adopted a Distribution and Service Plan (12b-1 Plan) for Class A shares that allows the Fund to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker-dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart above.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Transaction Policies for the New Funds

Opening an Account with the New Funds

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the New Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

Buying and Selling Shares of the New Funds

You may buy shares of the New Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell New Fund shares, the price is the NAV per share, plus or minus (in the case of the GW&K Multi-Cap Equity Fund) any applicable sales charges described above, that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

Processing Orders

If you sell shares in the New Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

How to Buy or Sell New Fund Shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A shares and $250,000 for Institutional Shares)

Over the Internet	Not Available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Call us at 800.548.4539 for instructions

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA#031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you a fee for this service; call us at 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you are placing your order.

†

Redemptions of $50,000 and over for Class A shares of the GW&K Multi-Cap Equity Fund and $250,000 or more for Institutional Shares of the GW&K Municipal Enhanced Yield Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions below $50,000 for Class A shares and below $250,000 for Institutional Shares.

Investment Minimums

Your cash investments in the New Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Fund – Share Class	Initial Investment		Additional Investments
GW&K Multi-Cap Equity Fund – Class A: • Regular Accounts • Individual Retirement Accounts	$ $	2,000 1,000	$ $	100 100
GW&K Municipal Enhanced Yield Fund – Institutional Shares: • Regular Accounts • Individual Retirement Accounts	$ $	2,500,000 50,000	$ $	1,000 1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-laws, sisters/brothers-in-laws, daughters/sons-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a New Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

Signature Guarantee

If you are selling $50,000 or more worth of Class A shares of the GW&K Multi-Cap Equity Fund or $250,000 or more of Institutional Shares of the GW&K Municipal Enhanced Yield Fund, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

Unauthorized Transactions

The New Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the New Funds at 800.548.4539 for instructions.

Limitations on the New Funds

Each of the New Funds may restrict or limit certain transactions, including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A shares of the GW&K Multi-Cap Equity Fund, or falls below $50,000 with respect to Institutional Shares of the GW&K Municipal Enhanced Yield Fund, due to redemptions you make, but not until after the Funds give you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Funds determine that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Frequent Trading Policies

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Funds, commonly referred to as “market timing.” These activities may disrupt management of a Fund’s portfolio, increase a Fund’s expenses, and have a negative impact on a Fund’s performance.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the New Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The New Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the New Funds and their shareholders. Transactions accepted by a financial intermediary that violate the New Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the New Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the New Funds strive to apply these policies and procedures uniformly to all accounts, the New Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the New Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the New Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

Automatic Investments

You may arrange to make automatic deductions at regular intervals from a designated bank account.

Automatic Reinvestment Plan

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Funds.

Automatic Redemptions

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the New Funds will complete the redemption on the next business day.

Retirement Plans

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

Exchange Privileges

To enhance your investment flexibility, we allow you to exchange your shares of a New Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	If you exchange Class A shares of the GW&K Multi-Cap Equity Fund, you will not be charged an initial sales charge on the shares that you are exchanging them for.

•

Except for a CDSC that may be applicable to your exchange of Class A shares of the GW&K Multi-Cap Equity Fund, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•

If you sell Class A shares of the GW&K Multi-Cap Equity Fund you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for at least 18 months.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The New Funds may discontinue, alter, or limit the exchange privileges at any time.

Account Statements

The New Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

Dividends and Distributions

The GW&K Multi-Cap Equity Fund normally declares and pays income dividends and net capital gain distributions, if any, annually in December. The GW&K Municipal Enhanced Yield Fund normally declares and pays any income dividends monthly and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the New Funds written notice at least 10 days before the scheduled payment date.

Changes to Your Account

The New Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

Federal Income Tax Information

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the New Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. The New Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in a New Fund based on your particular circumstances.

Taxability of Dividends and Distributions

Distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a New Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a New Fund owns or is considered to have owned for more than one year and that are properly designated by the New Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that a New Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the applicable New Fund meet certain holding period and other requirements. The GW&K Municipal Enhanced Yield Fund does not expect a significant amount of distributions to be derived from qualified dividend income.

Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a New Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a New Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the New Fund) from such a plan.

The GW&K Municipal Enhanced Yield Fund will generally be eligible to designate certain distributions as exempt-interest dividends. Properly designated exempt-interest dividends are exempt from federal income tax, but may be subject to state and local tax. In addition, an investment in the GW&K Municipal Enhanced Yield Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The GW&K Municipal Enhanced Yield Fund anticipates that up to 50% of its assets could be invested in securities subject to the alternative minimum tax. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, the receipt of an exempt-interest dividend may have on the federal taxation of your benefits. Special rules apply to the receipt of exempt-interest dividends under state tax laws.

Taxability of Transactions

Any gain or loss that results from the sale, exchange, or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. An exchange of a New Fund’s shares for shares of another fund will be treated as a sale of the New Fund’s shares and any gain on the transaction may be subject to federal income tax.

Other Tax Matters

Certain of a New Fund’s investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing and character of distributions you receive and could cause the New Fund to recognize taxable income in excess of the cash generated by such investments (which may require the New Fund to liquidate other investments in order to make required distributions).

The GW&K Multi-Cap Equity Fund’s investments in foreign securities, if applicable, may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the GW&K Multi-Cap Equity Fund. In addition, the GW&K Multi-Cap Equity Fund’s investment in foreign securities or foreign currencies, if applicable, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Tax Withholding

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the New Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

APPENDIX D

FORMS OF PROPOSED BNY SUBADVISORY AGREEMENTS

A. BNY Hamilton Multi-Cap Equity Fund

SUBADVISORY AGREEMENT

AGREEMENT made this              day of                                 , 2008 by and between The Bank of New York, a New York bank (the “Adviser”), and Gannett Welsh & Kotler LLC, a limited liability company organized under the laws of Delaware (the “Subadviser”).

1. Duties of Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser to BNY Hamilton Multi-Cap Equity Fund (the “Series”), a series of BNY Hamilton Funds, Inc., a Maryland corporation (the “Corporation”), for the period and on such terms as are set forth in this Agreement. The Adviser employs the Subadviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series’ assets to be held uninvested, to provide the Adviser and the Corporation with records concerning the Subadviser’s activities which the Corporation is required to maintain, and to render regular reports to the Adviser, the Corporation’s officers and Board of Directors concerning the Subadviser’s discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Directors of the Corporation, and in compliance with the objectives, policies and limitations set forth in the Corporation’s Registration Statement (Nos. 811-6654; 33-47703), including the Series’ prospectus and statement of additional information, applicable laws and regulations. In carrying out its responsibilities hereunder, the Subadviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Subadviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Series with such brokers, subject to review by the Directors of the Corporation from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. The Subadviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other customers aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Subadviser will promptly communicate to the Adviser and the officers and Directors of the Corporation such information relating to Series transactions as they may reasonably request.

3. Compensation of the Subadviser. For the services to be rendered by the Subadviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Subadviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of .75% of the Series’ average daily net assets. Neither the Corporation nor the Series shall be responsible for any portion of the compensation payable to the Subadviser hereunder.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

4. Reports. The Adviser agrees to furnish to the Subadviser current prospectuses, proxy statements, reports to shareholders, financial statements and such other information relating to the Series as the Subadviser may reasonably request. The Subadviser agree to furnish to the Adviser and to the Corporation such information concerning its own affairs as the Adviser or the Corporation may reasonably request, including copies of its Form ADV and any other filings of the Subadviser with the U.S. Securities and Exchange Commission and certified copies of its financial statements.

5. Status of Subadviser. The services of the Subadviser to the Adviser and the Series are not be deemed exclusive, and the Subadviser shall be free to render similar services to others.

6. Liability of Subadviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Subadviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Subadviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty by the Subadviser with respect to the receipt of compensation for its services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (the “1940 Act”), the Subadviser shall not be subject to any liability whatsoever to the Adviser or the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

7. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Corporation and applicable law and regulation, Directors, officers, agents and shareholders of the Corporation and/or the Adviser are or may be interested in the Subadviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Subadviser are or may be interested in the Corporation and/or the Adviser as Directors, officers, shareholders or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation and/or the Adviser as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until             , 200     and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the Adviser and (b) (1) by the vote of a majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Adviser or by the Series at any time, without the payment of any penalty (in the case of termination by the Series, by vote of a majority of the entire Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series), on 60 days’ written notice to the Subadviser and, in the case of termination by the Adviser, to the Corporation.

This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

As used in this Section 9, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

9. Amendment of Agreement. This Agreement may be amended by mutual consent of the parties, but the consent of the Corporation must also be obtained, which consent must be approved (a) by vote of majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

10. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

THE BANK OF NEW YORK	GANNETT WELSH & KOTLER, LLC

By	By
Name:	Name:
Title:	Title:

B. BNY Hamilton Municipal Enhanced Yield Fund

SUBADVISORY AGREEMENT

AGREEMENT made this              day of                                 , 2008 by and between The Bank of New York, a New York bank (the “Adviser”), and Gannett Welsh & Kotler LLC, a limited liability company organized under the laws of Delaware (the “Subadviser”).

1. Duties of Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser to BNY Hamilton Municipal Enhanced Yield Fund (the “Series”), a series of BNY Hamilton Funds, Inc., a Maryland corporation (the “Corporation”), for the period and on such terms as are set forth in this Agreement. The Adviser employs the Subadviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series’ assets to be held uninvested, to provide the Adviser and the Corporation with records concerning the Subadviser’s activities which the Corporation is required to maintain, and to render regular reports to the Adviser, the Corporation’s officers and Board of Directors concerning the Subadviser’s discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Directors of the Corporation, and in compliance with the objectives, policies and limitations set forth in the Corporation’s Registration Statement (Nos. 811-6654; 33-47703), including the Series’ prospectus and statement of additional information, applicable laws and regulations. In carrying out its responsibilities hereunder, the Subadviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Subadviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Corporation, the Subadviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Corporation. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Subadviser will promptly communicate to the officers and Directors of the Corporation such information relating to Series transactions as they may reasonably request.

3. Compensation of the Subadviser. For the services to be rendered by the Subadviser as provided in Section 1 of this Agreement, the Corporation shall pay to the Subadviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.50% of the Series’ average daily net assets.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

4. Reports. The Series, Adviser, and Subadviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

5. Status of Subadviser. The services of the Subadviser to the Series are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

6. Liability of Subadviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Subadviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Subadviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (“1940 Act”), the Subadviser shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

7. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Corporation and applicable law and regulation, Directors, officers, agents and shareholders of the Corporation are or may be interested in the Subadviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Subadviser are or may be interested in the Corporation as Directors, officers, shareholders or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of             , 200     or the date of the first annual or special meeting of the shareholders of the Series, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Adviser or Series at any time, without the payment of any penalty, (in the case of termination by the Series, by vote of a majority of the entire Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series), on 60 days’ written notice to the Subadviser, and, in the case of termination by the Adviser, to the Corporation. This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

As used in this Section 9, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

9. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Series must be approved (a) by vote of majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

10. Use of Name. The Series agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Series, the Series will, within a reasonable period of time, change its name to delete reference to “BNY Hamilton”.

11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

THE BANK OF NEW YORK	GANNETT WELSH & KOTLER, LLC

By	By
Name:	Name:
Title:	Title:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement/prospectus and have it at hand.

2. Call toll-free [ ] or go to website: https://[ ]

3. Enter the [ ]-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by telephone or Internet.

Please detach at perforation before mailing.

PROXY	BNY HAMILTON FUNDS, INC.	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD October 15, 2008

By my signature below, I appoint Joseph Murphy and Guy Nordahl, so long as they remain officers of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of the BNY Hamilton Multi-Cap Equity Fund and/or the BNY Hamilton Municipal Enhanced Yield Fund (each a “Fund,” and collectively the “Funds”) that I am entitled to vote at the special meeting of shareholders of the Funds (the “Meeting”) to be held at 200 Park Avenue, 8th Floor, New York, New York, on October 15, 2008, at 11:00 a.m. (Eastern Time), and at any adjournments of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of special meeting of shareholders and the proxy statement/prospectus, dated September 2, 2008.

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” each proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposals. The proxies will vote on any other matter that may arise at the Meeting in accordance with their best judgment.

VOTE VIA THE INTERNET: https://[ ]
VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as your name appears on this Proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	Control No.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

For your convenience, you may vote by returning the Proxy in the enclosed postage paid envelope.

This Proxy is solicited by the Board of Directors of BNY Hamilton Funds. The Board of Directors of BNY Hamilton Funds recommends that you vote “FOR” each proposal below.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

1.	To approve the reorganization of the BNY Hamilton Multi-Cap Equity Fund into the GW&K Multi-Cap Equity Fund in exchange for shares of the GW&K Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	To approve the reorganization of the BNY Hamilton Municipal Enhanced Yield Fund into the GW&K Municipal Enhanced Yield Fund in exchange for shares of the GW&K Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	To approve the subadvisory agreement between The Bank of New York Mellon Corporation (“BNY”) and Gannett Welsh & Kotler, LLC (“GW&K”) for the BNY Hamilton Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)	FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	To approve the subadvisory agreement between BNY and GW&K for the BNY Hamilton Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)	FOR	AGAINST	ABSTAIN
		☐	☐	☐

Control No.

PART B

STATEMENT OF ADDITIONAL INFORMATION

GW&K Multi-Cap Equity Fund

Class A

GW&K Municipal Enhanced Yield Fund

Institutional Class

Each a series of

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated September 2, 2008, relating to the proposed reorganizations of BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund, each a series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”). A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting BNY Hamilton Distributors, LLC (“BNY Distributors”) at 3435 Stelzer Road, Columbus, OH 43219, Attn: BNY Hamilton Funds, Inc. or by telephoning BNY Distributors toll free at 1-800-426-9363.

The date of this Statement of Additional Information is September 2, 2008.

STATEMENT OF ADDITIONAL INFORMATION

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated September 2, 2008 (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations (the “Reorganizations”) of BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund, each a series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”). The Proxy Statement/Prospectus has been sent to the shareholders of the Existing Funds, each of which is a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) in connection with the solicitation of proxies to be voted at the meeting of shareholders of the Existing Funds to be held on October 15, 2008.

EXHIBITS

The following documents are exhibits to this SAI:

Exhibit A:	Statement of Additional Information, dated April 25, 2008, of BNY Hamilton Funds (the “Existing Funds’ SAI”).

Exhibit B:	Annual Reports of the Existing Funds for the period ended December 31, 2007, which includes audited financial statements as of December 31, 2007 (the “Existing Funds’ Annual Reports”).

Exhibit C:	Semi-Annual Reports of the Existing Funds for the period ended June 30, 2008, which includes unaudited financial statements for the six months ended June 30, 2008 (the “Existing Funds’ Semi-Annual Reports”).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, each a series of BNY Hamilton Funds, are being combined with the New Funds, each a series of Managers AMG Funds, which are newly created funds that do not have any assets or liabilities.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Existing Funds’ SAI (file no. 811-06654), filed with the Securities and Exchange Commission on April 25, 2008.

The Existing Funds’ Annual Reports (file no. 811-06654), including Management’s Discussion of Fund Performance, filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2008.

The Existing Funds’ Semi-Annual Reports (file no. 811-06654), on file with the SEC.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

About the Existing Funds

For additional information about the Existing Funds generally and their history, see the Existing Funds’ SAI.

Description of the Existing Funds and Their Investments and Risks

For additional information about the investment objectives, policies, risks and restrictions of the Existing Funds, see “Investment Objectives and Policies,” “Investment Restrictions” and “Disclosure of Portfolio Holdings.”

Management of the Existing Funds

For additional information regarding the management of the Existing Funds, see “Directors and Officers,” “Investment Advisors,” “Code of Ethics” and “Proxy Voting Policies” in the Existing Funds’ SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Funds, see “Directors and Officers” and “Description of Shares” in the Existing Funds’ SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Funds, see “Investment Advisors,” “Portfolio Managers,” “Administrators,” “Distributor” and “Fund, Shareholder and Other Services” in the Existing Funds’ SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Funds, see “Portfolio Transactions and Brokerage Commissions” in the Existing Funds’ SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Funds, see “Dividends and Distributions,” “Net Asset Value,” “Description of Shares” and “Specimen Price Make-Up” in the Existing Funds’ SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Funds, see “Purchase of Shares,” “Waiving Class A Sales Charge,” “Redemption of Shares” and “Exchange of Shares” in the Existing Funds’ SAI.

Taxation of the Existing Funds

For additional information regarding tax matters with respect to the Existing Funds, see “Taxes” in the Existing Funds’ SAI.

Distributor

For additional information about the distribution of shares of the Existing Funds, see “Distributor” and “Portfolio Transactions and Brokerage Commissions” in the Existing Funds’ SAI.

Financial Statements of the Existing Funds

For additional information regarding the financial statements of the Existing Funds, see “Financial Statements” in the Existing Funds’ SAI and the Existing Funds’ Annual and Semi-Annual Reports.

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

GENERAL INFORMATION

This section of the SAI relates solely to the New Funds. The New Funds are each a series of shares of beneficial interest of Managers AMG Funds, a Massachusetts business trust (the “Trust”) and part of the Managers family of funds, which currently consists of 32 open-end mutual funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II (the “Managers Fund Complex”). The Trust was organized on June 18, 1999. The New Funds are sometimes referred to herein collectively as the “Funds,” and each as a “Fund.”

Certain arrangements described herein, including without limitation, investment management, subadvisory, and distribution arrangements, are not currently in effect for the New Funds, but are expected to become effective upon the consummation of the Reorganizations described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Funds, as well as the New Funds’ investment objectives and policies. It should be read in conjunction with the Proxy Statement/Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the New Funds and is responsible for the New Funds’ overall administration. See “Management of the New Funds.”

Investments in the New Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the New Funds in an attempt to achieve their investment objectives as stated in the Proxy Statement/Prospectus. The New Funds are diversified series of the Trust, which is an open-end management investment company.

GW&K Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”): Under normal circumstances, the Municipal Enhanced Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal tax. Up to 50% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax (“AMT”).

GW&K Multi-Cap Equity Fund (the “Multi-Cap Equity Fund”): Under normal circumstances, the Multi-Cap Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the New Funds. Also see “Quality and Diversification Requirements for the New Funds.” The information below does not describe every type of investment, technique or risk to which the New Funds may be exposed. The New Funds reserve the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	Funds

Equity Investments

Common Stock	Multi-Cap Equity Fund

Preferred Stock	Multi-Cap Equity Fund

Convertible Securities	Multi-Cap Equity Fund

Depositary Receipts	Multi-Cap Equity Fund

Government and Money Market Instruments

United States Government Obligations	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Bank Obligations	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Commercial Paper	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Repurchase Agreements	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Real Estate Investment Trusts	Multi-Cap Equity Fund

Asset-Backed Securities	Municipal Enhanced Yield Fund

Corporate and Other Debt Securities	Municipal Enhanced Yield Fund

Zero Coupon Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Mortgage Related Securities	Municipal Enhanced Yield Fund

Warrants and Rights	Multi-Cap Equity Fund

Foreign Securities	Multi-Cap Equity Fund

Municipal Obligations	Municipal Enhanced Yield Fund

Below Investment Grade Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

When-Issued Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Forward Commitments	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Investment Company Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Reverse Repurchase Agreements	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Securities Lending	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Illiquid Investments; Privately Placed and Certain Unregistered Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Floating Rate and Variable Rate Demand Notes	Municipal Enhanced Yield Fund

Participations	Municipal Enhanced Yield Fund

Derivative Instruments	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Structured Notes and Other Hybrid Instruments	Municipal Enhanced Yield Fund

Investment Techniques and Risks

(1) Equity Investments

The Multi-Cap Equity Fund may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Multi-Cap Equity Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

(2) Government and Money Market Instruments

As discussed in the Proxy Statement/Prospectus, the New Funds may invest in cash equivalents to the extent that such investments are consistent with its investment objectives, policies and restrictions. A description of the various types of cash equivalents that may be purchased by the New Funds appears below.

United States Government Obligations. The New Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (the “GNMA”), the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home

Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Bank Obligations. Each New Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will a Fund enter into a repurchase agreement for a period of more than seven (7) days. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

(3) Real Estate Investment Trusts (“REITs”)

The Multi-Cap Equity Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemption from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(4) Asset-Backed Securities

These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(5) Corporate and Other Debt Securities

The Municipal Enhanced Yield Fund, subject to its applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(6) Zero Coupon Securities

The New Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

(7) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

(8) Warrants and Rights

Rights are short term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(9) Foreign Securities

While the Multi-Cap Equity Fund may invest in foreign issuers or in securities principally traded outside the United States, the Fund has no present intent to invest in such securities.

Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund.

Emerging Markets. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

(10) Municipal Obligations

The Municipal Enhanced Yield Fund may invest in three types of municipal bonds: general obligation bonds, revenue bonds and industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal income tax. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing. However, investments in municipal bonds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders. Up to 50% of the assets of the Municipal Enhanced Yield Fund may be invested in such bonds.

(11) Below Investment Grade Securities

In General. The New Funds may invest in below investment grade securities, subject to any limitations set out in the Proxy Statement/Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated BB+ or lower by Standard & Poor’s (“S&P”) or Ba1 or lower by Moody’s Investors Service (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the subadvisor’s own credit analysis than is the case for higher rated securities. Although the subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the subadvisor performs research and independently assesses the value of particular securities relative to the market. The subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(12) Additional Investments

When-Issued Securities. Each New Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Forward Commitments. Each New Fund may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Investment Company Securities. The New Funds may invest some portion of their assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The subadvisor to a Fund will consider such fees in determining whether to invest in other mutual funds. A Fund will invest only in investment companies that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Each Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. Pursuant to rules recently adopted by the SEC, each Fund may invest (1) in shares issued by money market funds and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. Each Fund will notify its shareholders prior to initiating such an arrangement.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

Each New Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. Each Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

Securities Lending. Each New Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 102% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

Illiquid Investments; Privately Placed and Certain Unregistered Securities. Each New Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

Floating Rate and Variable Rate Demand Notes. The Municipal Enhanced Yield Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

Participations. The Municipal Enhanced Yield Fund may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(13) Derivative Instruments

The following describes certain derivative instruments and products in which the New Funds may invest and risks associated therewith.

Each New Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. Each New Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. Each Fund may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. Each Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. Each Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

Each Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which each Fund may invest will be developed and traded in the future.

Each Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by each Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. A New Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodities Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s subadvisor, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds are not subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. Each New Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian securities considered to be liquid by the subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds great flexibility to tailor the option to their needs, OTC options generally involve greater risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Each Fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. Each New Fund may use currency options to cross-hedge or to increase total return when the subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the subadvisor to forecast interest rates and other economic factors correctly. If the subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, each Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. Each New Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

Each Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and each Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

(14) Structured Notes and Other Hybrid Instruments

The Municipal Enhanced Yield Fund may invest in structured notes as part of its overall investment strategy. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

The Municipal Enhanced Yield Fund may invest, as part of its overall investment strategy, in other types of “hybrid” instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Quality and Diversification Requirements for the New Funds

The New Funds intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Determinations of comparable quality for unrated securities are made by the subadvisor based on its own credit research. Any credit quality restrictions or standards for a New Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the subadvisor determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund’s rated securities, a Fund may continue to hold the applicable investment.

In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Subadvisor’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Subadvisor’s opinion. See Appendix A for more detailed information on the various ratings categories.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the New Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the New Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each New Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a New Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each New Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a New Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that each New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except each New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that each New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a New Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

In addition to the restrictions listed above, as a fundamental policy, the Municipal Enhanced Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. The investment objective of the Municipal Enhanced Yield Fund, to provide investors with a high level of current income that is exempt from federal income tax (with capital appreciation as a secondary objective), is also a fundamental policy.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each New Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Portfolio Turnover

Generally, the New Funds purchase securities for investment purposes and not for short-term trading profits. However, each New Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the New Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a New Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Existing Funds for the fiscal years ended December 31, 2006 and 2007 were as follows:

Multi-Cap Equity Fund

Fiscal Year Ended:	Portfolio Turnover Rate
December 31, 2006	7%
December 31, 2007	25%

Municipal Enhanced Yield Fund

Fiscal Year Ended:	Portfolio Turnover Rate
December 31, 2006	68%
December 31, 2007	61%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each New Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of a New Fund’s shareholders. Each New Fund will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. The Chief Compliance Officer of a New Fund may designate an earlier or later date for public disclosure of the New Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of a New Fund that the disclosures are in the best interests of the New Fund’s shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the New Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of a New Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of a New Fund’s shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about a New Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The New Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the New Funds: the Subadvisor (defined below); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian (The Bank of New York Mellon Corporation); financial printers (R.R. Donnelley); counsel to the New Funds (Ropes & Gray LLP) or counsel to the New Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the custodian. Disclosures of portfolio holdings information will be made to the New Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of the New Funds’ operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the New Funds or counsel to the New Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the New Funds’ operations. In addition, the New Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The New Funds disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, and also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the New Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the New Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the New Funds’ portfolio holdings will protect the New Funds from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the New Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the New Funds’ activities, review contractual arrangements with companies that provide services to the New Funds, and review the New Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Trustees.

Independent Trustees

The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972- Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999 Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998- Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002- Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present)	32	None

*	The Fund Complex currently consists of the 32 funds in Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. Mr. Dalton is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John H. Streur DOB: 2/6/60	Trustee since 2008 President since 2008	Senior Managing Partner, Managers Investment Group LLC (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004)	32	None

Nathaniel Dalton DOB: 9/29/66	Trustee since 2008	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc. (2006-Present); Executive Vice President, Affiliated Managers Group, Inc. ( 2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001)	32	None

*	The Fund Complex currently consists of the 32 funds in Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007 Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007

Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments

(1999-2004)

Trustee Share Ownership

	Dollar Range of Equity Securities in the New Funds Beneficially Owned as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2007
Independent Trustees:
Jack W. Aber William E. Chapman, II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	None None None None None None	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000
Interested Trustees:
John H. Streur Nathaniel Dalton	None None	Over $100,000 Over $100,000

*	The Family of Investment Companies consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the New Funds’ financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the New Funds, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the period January 1, 2007 through December 31, 2007.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the New Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the New Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the period January 1, 2007 through December 31, 2007.

Trustees’ Compensation

Name of Trustee	Aggregate Compensation from the New Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$134	$78,500
William E. Chapman, II(c)	$159	$91,000
Edward J. Kaier(d)	$143	$82,000
Steven J. Paggioli	$134	$78,500
Eric Rakowski	$134	$78,500
Thomas R. Schneeweis	$134	$78,500
Interested Trustees:
John H. Streur	None	None
Nathaniel Dalton	None	None

(a)	Each New Fund is expected to commence operations on or about November 10, 2008, or sooner, and their current fiscal years end on December 31, 2008. Because the New Funds are new, compensation is estimated for the fiscal year ending December 31, 2008. The New Funds do not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the twelve-month period ended December 31, 2007 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2007, consisted of 32 funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II.

(c)	Mr. Chapman receives an additional $15,000 annually for being the Independent Chairman, which is reflected in the chart above.

(d)	Mr. Kaier receives an additional $5,000 annually for being the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of August [    ], 2008, no entity or person “controlled” (within the meaning of the 1940 Act) the New Funds, as the New Funds have not commenced operations. An entity or person that “controls” the New Funds could have effective voting control over the New Funds.

Principal Holders

As of August [    ], 2008, no persons or entities owned of record more than 5% of the outstanding shares of the New Funds, as the New Funds have not commenced operations.

Management Ownership

As of August [    ], 2008, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the New Funds.

MANAGEMENT OF THE NEW FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the New Funds. The Investment Manager serves as investment manager to the New Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the New Funds.

For its investment management services, the Investment Manager receives an investment management fee from each New Fund. All of the investment management fee paid by each New Fund to the Investment Manager is used to pay the subadvisory fees of Gannett Welsh & Kotler, LLC (the “Subadvisor” or “GW&K”). The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administration Agreement; Distribution Arrangements” below.

The Investment Manager has entered into a subadvisory agreement with GW&K (the “Subadvisory Agreement”). GW&K is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”). AMG and BNY have signed an agreement whereby AMG will acquire ownership of GW&K from BNY (the “Acquisition”). In connection with the Acquisition, a broad group of GW&K professionals will hold an equity interest in the firm and have entered into long-term employment agreements with the firm and AMG. As a result of the Acquisition, there will be a change in control of GW&K. GW&K, under its new ownership, will succeed to the registration of GW&K as an investment adviser. The Acquisition is scheduled to be consummated in October 2008, or sooner, subject to certain conditions. As of June 30, 2008, GW&K’s assets under management were approximately $8 billion. GW&K’s address is 222 Berkeley St., Boston, MA 02116. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each New Fund’s investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to the New Funds are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the New Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the New Funds may purchase securities that are offered in underwritings in which an affiliate of the New Funds’ Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the New Funds could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Investment Manager or its affiliates.

The Investment Manager may not change the Subadvisor to the New Funds without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the New Funds pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with GW&K with respect to each New Fund.

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days’ written notice to the other party and to the applicable New Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for each New Fund in compliance with the New Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each New Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each New Fund and what portion, if any, of the assets of each New Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the New Funds;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreement, the Subadvisor manages all of a New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Board of Trustees of the Trust. The provision of investment advisory services by the Subadvisor to the New Funds will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expect to render investment advisory services to others.

Each New Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the New Fund’s custodian and transfer agent, independent auditors and legal counsel for the New Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to each New Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the New Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The New Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Funds or otherwise.

Although the Subadvisor makes investment decisions for each New Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a New Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the New Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit each New Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the New Funds or any New Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Compensation of Investment Manager and Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Multi-Cap Equity Fund and the Municipal Enhanced Yield Fund have agreed to pay the Investment Manager an investment management fee at annual rates of 0.75% and 0.50%, respectively, of the value of each Fund’s average daily net assets, paid monthly. The Investment Manager has also agreed that for two years following the closing of the Reorganizations, if the assets of the Multi-Cap Equity Fund exceed $500 million, the investment management fee for the Multi-Cap Equity Fund will be reduced to 0.70%, and similarly, if the assets of the Municipal Enhanced Yield Fund exceed $500 million, the investment management fee for the Municipal Enhanced Yield Fund will be reduced to 0.45%. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from each New Fund and does not increase a New Fund’s expenses.

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a New Fund and/or reimburse certain of a New Fund’s expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse a New Fund’s expenses for a number of reasons, such as passing on to the New Fund and its shareholders the benefit of reduced portfolio management fees resulting from a voluntary waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to the New Fund. The Investment Manager may also waive all or a portion of its fees from a New Fund and/or reimburse a New Fund’s expenses for other reasons, such as attempting to make the New Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this SAI on each New Fund’s expenses is reflected under the heading “Comparison of Fees and Expenses” located in the Proxy Statement/Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by the

Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Portfolio Managers of the New Funds (information as of June 30, 2008)

Edward B. White serves as the portfolio manager primarily responsible for the day-to-day management of the Multi-Cap Equity Fund.

Nancy Angell, John Fox, Martin Tourigny and Brian Moreland serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Municipal Enhanced Yield Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Edward B. White
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	3	$210	0	$0
Other Pooled Investment Vehicles	1	$53	0	$0
Other Accounts	2,200	$983	0	$0

Portfolio Manager: Nancy Angell
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,400	$6,700	0	$0

Portfolio Manager: John Fox
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,400	$6,700	0	$0

Portfolio Manager: Martin Tourigny
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,609	$6,100	0	$0

Portfolio Manager: Brian Moreland
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$7.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[1]

The information set forth above reflects information about other accounts managed by a team, committee, or other group that includes the portfolio manager. The portfolio manager does not individually manage any registered investment companies, pooled investment vehicles or other accounts.

Potential Conflicts of Interest

The portfolio managers listed above manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the applicable New Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the New Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a New Fund, or make investment decisions that are similar to those made for a New Fund, both of which have the potential to adversely impact the New Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a New Fund, which can cause potential conflicts in the allocation of investment opportunities between the New Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

Portfolio Manager Compensation

As of December 31, 2007, the portfolio managers’ compensation generally consisted of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers were eligible for the standard retirement benefits and health and welfare benefits available to all BNY employees and those of its affiliated subadvisors.

In the case of portfolio managers responsible for managing the New Funds and managed accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account GW&K’s analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of a New Fund managed by the portfolio manager relative to expectations for how the New Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio of a New Fund. For each New Fund, the performance factor depends on how the portfolio manager performs relative to the New Fund’s benchmark and the New Fund’s peer group, over one-year and three-year time periods. While the performance of other accounts by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of a New Fund managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager’s overall performance. Additional factors include the portfolio manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Portfolio Manager Ownership of the New Funds

The portfolio managers do not own any shares of the New Funds as the New Funds have not commenced operations.

Proxy Voting Policies and Procedures

Proxies for each New Fund’s portfolio securities are voted in accordance with GW&K’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Because the New Funds are new, there is no information available for how the New Funds voted proxies relating to their portfolio securities during the past twelve months. Information regarding how GW&K voted proxies relating to portfolio securities of the Existing Funds, the predecessors of the New Funds, during the most recent twelve-month period ended June 30 is available: (i) without charge, by calling 1-800-426-9363; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the New Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administration Agreement; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the New Funds and is responsible for certain aspects of managing the New Funds’ operations, including administration and shareholder servicing. For these services, the New Funds will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator. Because the New Funds have not yet commenced operations, there have been no payments by the New Funds to the Fund Administrator pursuant to the Fund Administration Agreement.

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal underwriter for the New Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the New Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI or services agreements with the Investment Manager. Subject to the compensation arrangements discussed below, MDI bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the New Funds’ prospectus for sales purposes and any advertising or sales literature. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a New Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). MDI is not obligated to sell any specific amount of shares of any New Fund.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

For sales of Institutional Class shares of the Municipal Enhanced Yield Fund, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the New Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. MDI or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a New Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Class A shares of the Multi-Cap Equity Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Institutional Class shares of the Municipal Enahnced Yield Fund are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

Pursuant to the Plan, the Multi-Cap Equity Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of Class A Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% annually of the Fund’s average daily net assets attributable to its Class A shares.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A shares of the Multi-Cap Equity Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to the Multi-Cap Equity Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected New Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the applicable New Fund. The Plan will automatically terminate in the event of its assignment.

Because the Multi-Cap Equity Fund is new and has not yet commenced operations, Class A shares of the Fund have not made any payments under the Plan.

Finder’s Fee Commissions. Financial intermediaries who sell Class A shares of the Multi-Cap Equity Fund not subject to an initial sales charge may receive a finder’s fee. With respect to sales of such Class A shares of the Fund, such fees are paid with respect to the initial purchase price in accordance with the following schedule:

Investment Amount	Finder’s Fee
$1,000,000 to $3,999,999	Up to 1%
$4,000,000 to $49,999,999	Up to 0.50%
$50,000,000 or more	Up to 0.25%

Custodian

BNY (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the New Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the New Funds, releasing and delivering such securities as directed by the New Funds, maintaining bank accounts in the name of the New Funds, receiving for deposit into such accounts payments for shares of the New Funds, collecting income and other payments due the New Funds with respect to portfolio securities and paying out monies of the New Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

Although it is expected that PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769, will serve as transfer agent (the “Transfer Agent”) and dividend disbursing agent for the New Funds by December 31, 2008, there may be a transition period immediately following the closing of the Reorganizations, expected to occur on or about November 10, 2008, or sooner, where the Existing Funds’ transfer agent, Citi Fund Services Ohio, Inc. (“Citi”), will provide transfer agency and related services to the New Funds for an interim period. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is expected to be the independent registered public accounting firm for the New Funds for the fiscal year ending December 31, 2008. PricewaterhouseCoopers LLP will conduct an annual audit of the financial statements of each New Fund, assist in the preparation and/or review of each New Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities held in each New Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the New Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the New Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. The New Funds may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the New Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the New Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the New Funds except portfolio investment management and related record-keeping services.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the New Funds may be directed by the New Funds to pay expenses of the New Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the New Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the New Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the New Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Proxy Statement/Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a New Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The New Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time, at the address listed in the current Proxy Statement/Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price, provided that the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The New Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a New Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of a New Fund’s shares in the account falls below $500 with respect to Class A shares of the

Multi-Cap Equity Fund, or falls below $50,000 with respect to Institutional Class shares of the Municipal Enhanced Yield Fund, due to redemptions. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a New Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the New Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a New Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, New Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a New Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Proxy Statement/Prospectus, an investor may exchange shares of a New Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of a New Fund and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a New Fund may make an exchange out of the New Fund only if following the exchange the investor would continue to meet the New Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Reduction and Waiver of Class A Sales Charge

The following section applies only to Class A shares of the Multi-Cap Equity Fund.

Rights of Accumulation. The Multi-Cap Equity Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of the Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the Fund and any other funds managed by the Investment Manager. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of the Managers Fund Complex owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or a fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at 800-835-3879.

Waiver of Class A Initial Sales Charge

No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

•	By current or retired officers and trustees of the Trust and other funds in the Managers Fund Complex, as well as their family members;

•

By current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, and the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons;

•

By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Multi-Cap Equity Fund maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

•

By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with MDI, the Investment Manager or the Trust in connection with such account;

•

By an omnibus account established by an administrator for tax-qualified employee benefit plans where the administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with MDI or the Investment Manager in connection with such account;

•	By brokers, dealers, and other financial intermediaries that have selling agreements with MDI or services agreements with the Investment Manager;

•

By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

•

By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between MDI and such group;

•

Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

•

Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying MDI in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

•	By purchasers in connection with investments related to a bona fide medical savings account; or

•	By an account established under a wrap fee or asset allocation program where the account holder pays the sponsor an asset-based fee.

Net Asset Value

Each New Fund computes its net asset value (“NAV”) for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The New Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a New Fund is equal to the value of the New Fund’s assets attributable to that class minus liabilities allocable to that class divided by that class’s shares outstanding. A New Fund’s securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. OTC securities are valued at the NASDAQ Official Closing Price if one is available. Otherwise, OTC securities are generally valued on the basis of the last quoted sale price or, lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a New Fund’s shares, and no compensation or other consideration is received by a New Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each New Fund declares and pays dividends and distributions as described in the Proxy Statement/Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A NEW FUND IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the New Funds—in General

Each New Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect each Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income “Qualifying Income”);

(b)	invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (ii) that derives at least 90% of its income from the passive sources defined in Code Section 7704(d), and (iii) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a New Fund’s investments in loan participations, the Fund will treat both the financial intermediary and the issuer of the underlying loan as the issuer.

If a New Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (that is, net long-term capital gains in excess of the sum of net short-term capital losses and any capital losses carried forward from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) that it distributes to shareholders on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a New Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of either New Fund as a regulated investment company.

If a New Fund were to fail to qualify for treatment as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions may be eligible for treatment as qualified dividend income for individuals and for the dividends-received deduction for corporate shareholders. A New Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The New Funds are subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a prescribed formula. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, its capital gain net income for the 12-month period ending on October 31, and any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax in the taxable year ending within the calendar year will be considered to have been distributed by calendar year-end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a New Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. Distributions of net capital gain (net long term capital gains—that is, generally, gains from the sale of investments that a Fund owned or is considered to have owned for more than one year—over the sum of net short-term capital losses and any capital losses carried forward from prior years) properly designated as Capital Gain Dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned or is considered to have owned for one year or less (short-term capital gains) will be taxable to shareholders as ordinary income.

Each New Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. A Fund may also retain for investment its net capital gain. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions by a New Fund can result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as dividend income or capital gain. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder’s investment (and thus were included in the price the shareholder paid). Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

The ultimate tax characterization of a New Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a New Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the shareholders, up to the amount of the shareholders’ tax basis in their shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a New Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a New Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a New Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A New Fund can pay tax-exempt interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Municipal Enhanced Yield Fund intends to satisfy this requirement. Fund distributions designated as “exempt-interest dividends” are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. The Municipal Enhanced Yield Fund may invest up to 50% of its assets in such bonds. A shareholder who receives Social Security or railroad retirement benefits, should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

A portion of the dividends paid by the New Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations.

To the extent that a New Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain for individual shareholders, and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, to the extent that a New Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends to shareholders.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of either New Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a New Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. If shares of the Municipal Enhanced Yield Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Taxation of the New Funds’ Investments

Original Issue Discount, Market Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a New Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a New Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a New Fund may be treated as having acquisition discount or OID. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though a New Fund holding the security receives no interest payment in cash on the security during the year.

Higher-Risk Securities. To the extent such investments are permissible for a New Fund, each Fund, and in particular the Municipal Enhanced Yield Fund, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a New Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a New Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A New Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an Internal Revenue Service (“IRS”) examination of the issuers of such securities could result in adjustments to the income of each Fund.

Certain of each New Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; and (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, and short sales. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by a New Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a New Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the New Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a New Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The guidance regarding straddles that the IRS has issued to date does not address all the issues that arise under the straddle rules; as a result, the tax consequences of such transactions to the Funds are not entirely clear.

Gains or losses attributable to fluctuations in exchange rates that occur between the time each New Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Each New Fund’s transactions in foreign currencies or foreign currency-denominated instruments and certain of a Fund’s hedging activities are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

Real Estate Investment Trusts. The Multi-Cap Equity Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Mortgage-Related Securities. The Municipal Enhanced Yield Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted in “Tax-Exempt Investors” below.

Passive Foreign Investment Companies. Equity investments by a New Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of either New Fund’s total assets will consist of securities issued by foreign corporations, a New Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes. Consequently, the New Fund’s yield on those securities will be decreased.

Backup Withholding

Each New Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the New Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the New Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Investors

Under current law, income of a New Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The New Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the New Funds.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

State and Local Taxes

A New Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. Each New Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either New Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the New Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The treatment of the New Funds and their shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in a New Fund.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A NEW FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

Each New Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a New Fund and that every written agreement, obligation, instrument or undertaking made on behalf of a New Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a New Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the New Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the New Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the New Funds is liable to any third persons in connection with the affairs of the New Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the New Funds for any satisfaction of claims arising in connection with the affairs of the New Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the New Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the New Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the New Funds or assets of another series, if applicable. Each share of the New Funds represents an equal proportional interest in the New Funds with each other share. Upon liquidation of a New Fund, shareholders are entitled to share pro rata in the net assets of the New Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the New Funds have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Proxy Statement/Prospectus and in this SAI.

The shareholders of a New Fund in the Trust are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of a New Fund having a NAV of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Proxy Statement/Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and the Proxy Statement/Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Proxy Statement/Prospectus or this SAI, in connection with the offer of shares of the New Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the New Funds or MDI. The Proxy Statement/Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the New Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Funds had not commenced operations as of September 2, 2008.

APPENDIX A

Description of Securities Ratings

A New Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a New Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

GANNETT WELSH & KOTLER, LLC

PROXY VOTING POLICIES AND PROCEDURES

Background

Gannett Welsh & Kotler, LLC (“GW&K”) maintains policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. GW&K understands that proxy voting is an integral aspect of investment management and accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser.

Policies and Procedures

As a matter of policy, GW&K:

1. Takes responsibility for voting client proxies only upon a client’s written notice.

2. Votes all proxies in a manner that GW&K believes is in the best interests of its clients as shareholders, i.e., to maximize economic value.

3. May determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

4. May cast votes contrary to the Firm’s proxy voting policies and guidelines if it deems it necessary and in the best interest of the client to do so.

5. Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

6. Provides clients, upon written request, with copies of this proxy voting policy and procedures, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

7. Reviews the voting record to ensure that proxies are voted in accordance with this Proxy Policy; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

GW&K is responsible for administering and overseeing the Firm’s proxy voting process and procedures, including the review and approval of the Firm’s written policies and established guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.

GW&K may engage an independent proxy voting service to act as agent for the proxy process and to maintain records on proxy voting for our clients. GW&K will oversee any third party service provider to ensure that it is fulfilling its obligations with respect to these policies and procedures. The proxy voting service may from time to time refer proxy questions to GW&K for instructions under various circumstances. These circumstances may include, among others: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GW&K has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to GW&K’s Chief Compliance Officer and otherwise remove himself or herself from the proxy voting process. GW&K’s Chief Compliance Officer is responsible for reviewing each such item to determine if a conflict of interest exists and take appropriate action with respect to the voting decision on the related proxy.

Disclosure

Clients may obtain a copy of the Firm’s proxy policy and information about how GW&K voted proxies for securities held in their account(s) by submitting a written request to: Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

Recordkeeping

GW&K (including any third party proxy voting services) will maintain all legally required records relating to the implementation of these proxy voting policies and procedures.

EXHIBITS

NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	account applications and other forms, which may include a customer’s name, address, Social Security number and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s accounts; and

•	correspondence (written, telephonic or electronic) between a customer or a customer’s representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.
DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

•

as permitted by law—for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder’s broker or agent, to resolve or to protect against customer fraud; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

•

to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

•	to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

INVESTMENT ADVISOR’S LETTER

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds’ performance and the strategies they are pursuing to achieve the Funds’ investment objectives. We encourage you to read this report carefully and retain it for your records.

The story of the markets and the economy in the year 2007 is really a tale of two halves—the first half of the year was generally marked by cautious optimism, while the second half revealed deeper concerns about the future.

In the U.S. equity markets, the first half of 2007 was a period of significant volatility on a generally upward path. Stocks rose quite steadily early in the period but then experienced an abrupt, steep decline when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Concerns also rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy. In the spring, however, stronger-than-expected corporate earnings helped restore a positive tone to the market. In addition, the impact from a weak housing market and subprime lender difficulties appeared to be less than some had feared. Near the end of the half, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets. The result was negative performance for the month of June, although returns for the six months were firmly in the positive range. Throughout the first six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

The second half of the year saw confidence erode. The persistently soft housing market, continuing weakness among subprime lenders and borrowers, and high energy prices began to exact their toll on consumer confidence and spending. In addition, the widespread credit crunch that resulted in part from the subprime lending debacle drastically cut the resources available for private-equity acquisitions and corporate mergers, all but eliminating one of the major forces that had been supporting the equity markets. Near the end of the year, apparently weak holiday sales for retailers contributed to a growing sense that the economy may be headed into recession. In all, these negative developments eroded investor sentiment and caused the equity markets to stall during much of the year’s second six months. Among the notable trends was that the S&P 500 posted negative returns in the fourth quarter, typically a positive period for stocks.

For the year, large-cap stocks significantly outperformed small caps, reflecting investors’ preference for less-volatile and less-risky investments in an uncertain environment. This shift came after several years of small-cap outperformance. The performance of growth stocks relative to their value counterparts also reflected a change after a multi-year trend. After several years of value’s outperformance, growth stocks surged well ahead in 2007, outperforming the value style by a wide margin across all market capitalizations.

The outlook for U.S. equities in the year ahead remains uncertain. Energy prices remain high, the employment outlook is mixed, and the weak housing market and subprime lending fallout are both beginning to show their teeth. Softening consumer confidence does not bode well for consumer spending, which is responsible for the majority of economic activity in the U.S. On the other hand, both the Federal Reserve’s short-term rate reductions and the pending fiscal stimulus from Washington make it apparent that the relevant branches of government are willing to step in to help boost economic activity. Whether those efforts will be sufficient to prevent a recession is not yet clear, however.

For the twelve months ended December 31, 2007, the S&P 500® Index of large-capitalization U.S. stocks returned 5.49%. The Russell 2000® Index of small-cap stocks posted a total return of -1.55% for the same period.

International equities outperformed the domestic indexes over the year. Global markets were not free of volatility, of course, and as in the U.S., the first half of the year was stronger than the second. There is a growing sense that many international economies are increasingly “decoupled” from the U.S., and thus are not predestined to suffer should the U.S. economy slow; nonetheless, at times international markets did falter based on concerns that the weak housing market and subprime lending problems would cut into U.S. consumers’ demand for imported goods. Other factors roiling the international markets at points during the year included fears centered on rising global interest rates and the potential for inflation given strong economic growth in global markets.

Returns among established European markets varied considerably; Germany posted strong results, well ahead of U.S. averages, while France and Italy offered weaker performance. On average, European stocks lagged U.S. equities for the year, while still achieving positive returns. In contrast, the Japanese benchmark average posted a significant loss, hampered both by economic woes and relatively rich equity valuations.

Emerging markets recorded the strongest returns, fueled by those countries’ powerful economic growth. Among the markets producing healthy gains were India, Brazil, Turkey, and Indonesia. Despite being generally closed to foreign investors, China’s equity market posted another powerhouse year, with the benchmark there returning just shy of 100%.

The U.S. Dollar remained weak against major foreign currencies; while this in itself has raised some concern, for dollar-based investors in international markets, the currency situation boosted total returns.

For the twelve months, the MSCI EAFE® (Morgan Stanley Capital International Europe, Australasia and Far East) Index—which reflects returns after currency conversions—returned 11.17%, outpacing major domestic equity indexes.

The fixed-income markets were also characterized by sharp differences in the first and second halves of the year. In the first six months, there was little action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke kept the federal funds target rate steady at 5.25%, a level it held for more than a year. For a time, many believed that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation—and rate hikes—could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a change from the flatter profile it held previously.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After a sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. In spring, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial Mortgage-Backed bonds) underperformed Corporate issues in the year’s first half.

As 2007 moved into its second half, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. The subprime meltdown began to reverberate through the economy, with many large banks and other institutions with significant exposure to mortgage-related securities feeling the pain. In a cloudier economic climate, the Federal Reserve began to perceive recession as a greater concern than inflation, and moved to cut the federal funds target rate by a full percentage point by year’s end. Investor sentiment similarly adopted a more cautious tone, with the resulting flight to quality driving returns on Treasurys well ahead those of Corporate bonds and other “spread” issues.

For the year ahead, economic uncertainty appears very likely to remain the predominant theme. While that may be clear, there are a number of questions that remain to be answered. Is the U.S. economy headed for a mild slowdown or an actual recession? How deep and how protracted will the downturn in the housing market be? Will employment hold steady or will job loss become an issue? Will consumer spending prove to be resilient or will spending levels fall significantly? What will be the ultimate response of government to the current difficulties, both in terms of fiscal and monetary stimulus, and how effective will those efforts be? Will inflation become a problem as well?

With so many questions looming on the horizon, it can be easy to become overly pessimistic. Certainly there are challenges ahead. Even though we are looking to the year ahead with continued caution, we retain our confidence in the strengths that underpin the U.S. economy and the markets, and recognize that global economic growth presents a wide range of potential investment opportunities.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

Joseph F. Murphy

Managing Director

President, BNY Hamilton Funds

The Bank of New York Mellon Corporation

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

AN INTERVIEW WITH TODD BRIDELL, PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	The year 2007 was challenging, with the listed property market suffering negative returns. In many developed markets, a global credit crunch constrained property companies’ ability to finance acquisitions and development. Increasing signs of economic slowing signaled the growing risk of recession in the United States, United Kingdom, and Europe. Fears about the potential for such a recession weighed on the markets in general, and on REITs specifically.

Supply in the real estate market remained generally in check over the year, and appears positioned to stay that way in coming months. Demand, however, has the potential to falter. Global economies are affected by weakness in aggregate demand from the U.S.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:	For the twelve months ended December 31, 2007, the Fund returned -7.83% for Institutional Shares. Over the same period, the FTSE EPRA/NAREIT Global Real Estate Securities Index posted a return of -6.96%.

The Fund was able to keep pace with the benchmark for much of the year, and benefited from positive security selection. In December, however, market turmoil triggered significant redemptions for the Fund, totaling approximately 6% of assets. This had negative impact on our performance late in the year.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	Throughout 2007, performance varied widely across regions. The Asian listed property markets returned approximately 15% for the year, while the Americas returned approximately –15%. Lagging behind the Americas were stocks from the United Kingdom and Europe, which averaged a return of approximately -25%.

The stocks that performed the best came from Hong Kong, with many of those invested in China. Sun Hung Kai Properties, Hang Lung Properties, and Henderson Land all returned over 60%. The weakest performers came from the United Kingdom. British Land, for example, was down by more than 40% in 2007.

Q.	Given market conditions, how did you apply the Fund’s management strategy?

A:	We continued to overweight the portfolio in Asian stocks, which have felt less impact from the credit crunch than many other regions. At the same time, we have also kept an underweighting in the U.S. and U.K. markets, which have been more affected by the credit crunch; at this point, we see moderating growth and a lack of catalysts for improvement in these markets.

In the somewhat turbulent environment, we believe it’s important to maintain our focus on our selection criteria for individual holdings in the portfolio. We seek to identify and hold companies with the following characteristics:

•	Strong balance sheets, with low debt levels, long weighted average lease lengths, and low levels of floating-rate debt;
•	Operations in specialized, niche-focused sectors with demand driven by factors beyond the broader economic cycle;
•	Defensive types of assets, such as health-care related properties and shopping centers, with long lease structures and less reliance on turnover rents;
•	High-quality assets focused on central business districts; and
•	Revenues that are generated by rents, rather than by management and development fees.

Our goal is to build a portfolio of real estate securities that provides investors with attractive risk-adjusted returns. To this end, we continue to focus our investments on those companies we believe offer exposure to strong fundamentals at attractive valuations.

Q.	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	The credit crunch that dogged the market for much of 2007 is not over. In this environment, we believe investors should, more than ever, focus on finding the best management teams, best assets, and cleanest balance sheets. That is our goal in the coming months.

While the portfolio remains focused on large, developed real-estate and capital markets, we are also evaluating opportunities in many other parts of the world. One area of interest is Brazil, where many real-estate firms have gone public in the past 12 months, and still more are in the process of doing so. Decreasing interest rates, increasing wages, low inflation, the emergence of a mortgage market, and steady GDP growth have all set the stage for a strong real-estate market in that country.

We are also evaluating opportunities in Russia, India and the Philippines, where we see positive macroeconomic forces drivers that should benefit the real-estate market.

We are excited about the tremendous opportunities we see in global real estate, but we are also mindful that significant risks do remain in this sector. For that reason, we are balancing our pursuit of performance with risk management, with the goal of creating a portfolio that provides returns that are attractive on a risk-adjusted basis.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	-7.83%	-7.83%	-12.83%	-12.83%
Since Inception (12/29/06)	-7.83%	-7.79%	-12.83%	-12.76%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Global Real Estate Securities Fund (Institutional Shares) from 12/29/06 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.25% of its average daily net assets and of Class A Shares to 1.50% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses note been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is December 29, 2006.

The FTSE EPRA/NAREIT Global Real Estate Securities Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. Investors cannot invest directly in any index.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing involves increased risk and volatility.

AN INTERVIEW WITH CO-PORTFOLIO MANAGERS KURT ZYLA AND DENISE KRISKO, MANAGING DIRECTORS, AND LLOYD BUCHANAN, ROBERT MCCORMACK AND TODD ROSE, VICE PRESIDENTS

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	Overall, the market environment for international equities was strong during the first half of 2007. Although there were concerns that weakness from the U.S. housing sector and subprime mortgage lenders could spill over into other markets, such a scenario did not materialize during that period. Inflation remained at moderate levels, and the U.S. dollar continued to weaken against the Euro and British Pound.

A more cautious tone crept into the international markets during the second half of the year, with returns for both the Index and this Fund being nearly flat for the later period. This performance did, however, generally compare favorably with results in the U.S. market.

Currency issues continued to play a strong role in performance. The weaker dollar enhanced returns for U.S.-based investors in international markets. The strong Euro played a large role on individual country performances. Specifically, the strong Euro enhanced local-market returns in Portugal, Greece, Spain, Austria and Italy by 2.75 percentage points or more, while in Japan a strengthening Yen added more than 2.69 percentage points to local market returns. The strong Franc in Switzerland boosted local market performance in that country by more than 3.0 percentage points.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:	The Fund returned 9.79% for Institutional Shares for the year ended December 31, 2007. The MSCI EAFE Index® returned 11.17% for the same period.

The Fund’s underperformance relative to its benchmark largely reflects the costs involved in operating an international fund—costs that an index does not incur. The Fund seeks to operate efficiently by investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities traded on U.S. exchanges that represent shares of foreign-based companies, and are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and we believe it should have a positive impact on total returns.

Q:	Could you describe which countries performed well, and those that didn’t, during the period?

A:	Finland, Germany, and Greece were among the top-performing countries in the Index for the year. As a region, Europe outpaced the benchmark by a comfortable margin over the 12 months.

The Pacific region offered weaker performance, though it still turned in a reasonable single-digit gain by year’s end. Nonetheless, Hong Kong’s performance stood out against both the region and the world, as it returned 41.20% for the year.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:

Our management style is to match the risk and return characteristics of the MSCI EAFE Index® (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR or the equivalent. We do not vary our approach for changing market conditions.

Portfolio composition is subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	Over the year, exposure to international markets proved to be beneficial for U.S. investors. Increasingly, we are seeing international markets move independently of the U.S., enhancing the diversification and risk-management benefits of global investing.

Over the period, weakness in the U.S. Dollar enhanced the performance of securities from Euro-based markets for dollar-based investors. Given the current strong momentum behind the Euro, there is reason to anticipate that this currency effect could work to the advantage of dollar-based investors going forward.

As noted above, we do not seek to anticipate or respond to short-term market conditions, so we do not intend to make major shifts in the composition of the portfolio. Our efficient, cost-effective approach to building a well-diversified fund is designed to achieve market returns over time with reduced transaction costs.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	9.79%	9.79%	3.76%	3.76%
5 Years	142.45%	19.38%	126.98%	17.81%
10 Years	88.60%	6.55%	74.75%	5.74%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower.

The MSCI EAFE® Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in any index.

BNY HAMILTON LARGE CAP EQUITY FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

AN INTERVIEW WITH IRENE O’NEILL, MANAGING DIRECTOR AND PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	Although most major stock market indexes posted gains for 2007, returns in the equity markets were below long-term averages and volatility returned as problems in the credit markets spilled over into stocks. The first sign of difficulty came early in the year when the broad averages declined, largely as the result of concerns that rising mortgage delinquencies and the collapse of the subprime mortgage industry would cause a real-estate related pullback in consumer spending and the economy. By spring, though, the volume of acquisitions by private-equity firms was surging, and investors grew increasingly optimistic that the Federal Reserve would respond to softer economic growth by lowering interest rates. In the wake of these developments, stocks rallied.

Investors’ optimism was quickly replaced by fear during the summer, however, when segments of the credit market froze as problems with subprime mortgages and loans to less-creditworthy borrowers spread to the broader market. Equity markets again rallied as it became clear that the Federal Reserve would lower short-term rates in September to combat market turmoil. This positive sentiment was unfortunately short-lived, as massive credit downgrades of debt securities linked to subprime loans and the ensuing liquidity crisis caused stocks to decline sharply during the fall. For the first time in seven years, the S&P 500 declined in the fourth quarter—typically a positive period for stocks. Late in 2007, consumer spending faltered amid slumping home prices and higher energy costs. This raised concerns that the U.S. economy was heading into a consumer-led recession.

Stocks of domestically focused companies in the Financial Services and Consumer Discretionary sectors declined during 2007 because of the weakening economic outlook. In contrast, companies with significant international exposure in the Information Technology and Industrial sectors flourished, thanks to expectations that strong economies overseas would sustain their earnings growth.

After seven years of underperformance, large-cap stocks beat out their small-cap brethren in 2007. Mid-cap stocks were the top-performing group in 2007, besting both large and small caps. Growth stocks—particularly those deriving significant income from international operations—outperformed value stocks for the first time since 1999.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:	The Fund returned 11.27% for Institutional Shares for the twelve months ended December 31, 2007. This compared with a 5.49% return for the broad-based S&P 500® Index over the same period.

The Fund’s outperformance relative to the Index was the result of both individual security selection and sector allocation. Stock selection in the Information Technology, Industrial, and Energy sectors was the largest factor in the Fund’s outperformance. Our allocation to the Utilities and Consumer Staples sectors also aided performance.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	Stock selection drove performance in the Information Technology, Industrial, and Energy sectors. Consumer electronics manufacturer Apple, data storage company EMC, and Internet search provider Google led the Information Technology sector. The Industrial sector was propelled by farm-equipment manufacturer Deere and industrial conglomerates Honeywell and Textron. In response to strong oil prices during 2007, our position in the Energy sector was driven by natural-gas company Williams Cos. and oil services companies Schlumberger and Grant Prideco.

The major areas of disappointment in 2007 were the Financial Services and Consumer Discretionary sectors. Weakness in Financial Services was triggered by turmoil in the fixed-income markets and fear of rising defaults by overextended consumers. Money-center banks Citigroup and Wachovia and investment bank Merrill Lynch were among the greatest detractors to performance in the Financial Services sector. The Consumer Discretionary sector, particularly retailers Kohl’s and PetSmart, fell on investor concerns of a dramatic slowdown in consumer spending.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	During 2007, the heightened volatility of the U.S. equity markets produced a challenging investment environment. The Fund’s focus on companies with faster relative earnings growth was beneficial under these conditions. Fund holdings in the Information Technology sector responded to accelerating earnings growth that was driven by new product cycles, especially in the software and consumer electronics industries. Continued robust demand for industrial goods and services from international markets led to strong profit growth for many companies in the Industrial sector.

In the Financial Services sector, we reduced the Fund’s exposure to credit-sensitive companies based on expectations that rising defaults and higher loan provisions would depress their earnings. Within that sector, we increased exposure to asset-management and life-insurance firms as these typically offer more consistent growth and are less affected by the credit environment. Lastly, in the Consumer Discretionary sector we reduced our exposure to retailers, addressing the risk that a weaker economy could curtail consumer spending.

Portfolio composition is subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	Many economists agree that the primary risk for the markets at this point is the possibility of a recession in the U.S., despite the global economic expansion. Fortunately, the Federal Reserve began to ease short-term interest rates in early September. We believe the U.S. economy should avoid a prolonged economic slump as a result of this action, even though credit risks remain. In this environment, companies that sell a significant percentage of their goods and services into global markets should do well. As a result, we continue to focus on large Industrial, Oil Services, and Technology companies.

Later in 2008, we expect the benefits of easier monetary policy from the Federal Reserve to stimulate the U.S. economy and lead to a reacceleration in corporate earnings growth. This could set the stage for a rebound in early-cycle stocks in such sectors as Consumer Discretionary and Materials. An improving economy should also help Financial Services companies as it should help to abate credit losses and improve activity in the credit markets.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	11.27%	11.27%	5.12%	5.12%
5 Years	84.20%	12.99%	72.37%	11.50%
10 Years	77.59%	5.91%	64.05%	5.07%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Equity Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares.

The S&P 500® Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY HAMILTON LARGE CAP GROWTH FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

AN INTERVIEW WITH IRENE O’NEILL, MANAGING DIRECTOR AND PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?

A:	Although most major stock market indexes posted gains for 2007, returns in the equity markets were below long-term averages and volatility returned, as problems in the credit markets spilled over into stocks. The first sign of difficulty came early in the year, when the broad equity market averages declined on concerns that rising mortgage delinquencies and the collapse of the subprime mortgage industry would cause a real-estate related pullback in consumer spending and the economy. By spring, though, the volume of acquisitions by private equity firms was surging, and investors turned optimistic that the Federal Reserve would respond to softer economic growth by lowering interest rates. Stocks rallied in this environment.

Optimism was quickly replaced by fear during the summer, however. Segments of the credit market froze as problems with subprime mortgages and loans to less-creditworthy borrowers spread to the broader market. Subsequently, equity markets rallied once again as it became clear that the Federal Reserve would lower short-term rates in September to combat market turmoil.

This positive sentiment would not last long, however. Massive credit downgrades of debt securities linked to subprime loans and the ensuing liquidity crisis caused stocks to decline sharply during the autumn months. For the first time in seven years, the S&P 500 declined in the fourth quarter—typically a positive period for stocks. Late in 2007, consumer spending faltered amid slumping home prices and higher energy costs. This raised concerns that the U.S. economy was heading into a consumer-led recession.

Within the Russell 1000® Growth Index—the benchmark for this Fund—stocks of domestically focused companies in the Utility, Consumer Discretionary, and Auto and Transportation sectors declined during 2007, largely because of the weakening U.S. economic outlook. On the positive end of the scale, companies exposed to rising commodity prices in the Materials and Processing and Energy sectors generated the best performance. The Information Technology and Consumer Staples sectors also performed well, benefiting from expectations that strong economies overseas would sustain their earnings growth.

After seven years of underperformance, large-cap stocks beat out their small-cap rivals in 2007. Mid-cap stocks were the top-performing group in 2007, besting both large and small caps. The growth investment style outperformed value for the first time since 1999, with the Russell 1000® Growth Index beating out the Russell 1000® Value Index.

Q:	How did the Fund perform against its benchmark? What were the major factors driving its performance?

A:	The Fund returned 18.18% for Institutional Shares for the twelve months ended December 31, 2007. The Russell 1000® Growth Index returned 11.82% for the same period.

The Fund’s outperformance relative to the Index was the result of both individual security selection and sector allocation. Stock selection and sector overweightings in Information Technology and Producer Durables were important drivers of the Fund’s outperformance. Strong stock selection in both the Other Energy and the Materials and Processing sectors also contributed to the Fund’s strong return.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	During 2007, Information Technology, Producer Durables, and Other Energy were the best performing sectors for the Fund. The Technology sector was driven by consumer electronics manufacturer Apple, polysilicon manufacturer MEMC Electronic Materials, and data storage company EMC. Strong international demand for capital goods led to good performance by our Producer Durables holdings, such as construction equipment manufacturer Caterpillar, industrial conglomerate United Technologies, and electric equipment producer Emerson Electric. The Other Energy sector was propelled by oil equipment manufacturer National Oilwell Varco and oil service provider Weatherford International.

The worst performing sectors for the Fund were Consumer Discretionary and Health Care. Amid growing concerns about a serious downturn in consumer spending, retail stocks such as Kohl’s, Home Depot, Urban Outfitters, and PetSmart were among the weakest-performing stocks for the Fund. Within the Health Care sector, biotech stocks including Sepracor, Amgen, Celgene, and Genentech were weak due to a deceleration in their rate of earnings growth.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	The heightened volatility in the U.S. equity markets during 2007 made for a challenging investment environment for both equity and fixed income securities over the year. Our investment philosophy of focusing on companies expected to increase their earnings at a rate faster than the market average helped us to outperform for the year.

As it became clear that consumers’ response to slumping home prices and higher energy costs would slow growth in the U.S. economy, we invested in companies that earn a large portion of their profits from international markets. As a result, we increased the Fund’s weighting in the Producer Durables sector. Similarly, we raised our exposure to Information Technology companies, which are benefiting from new product introductions as well as robust global demand.

At the same time, we reduced the Fund’s positions in the Financial Services and Consumer Discretionary sectors; the earnings of these companies are most vulnerable to weaker domestic growth. Within Financial Services, we lowered our exposure to regional banks and investment banks as these are most vulnerable to credit defaults. Slowing consumer spending led us to reduce the Fund’s allocation to retail stocks.

Portfolio composition is subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	With an uncertain economic outlook, we expect to see continued volatility in the U.S. equity markets during 2008. On the negative side, household spending may continue to slow as consumers are battered by declining home prices, high energy costs, and tighter credit. On the positive side, the Federal Reserve began easing monetary policy last fall and is expected to continue lowering rates to combat the weakening economy. Beyond the U.S., we believe international economies will continue to expand, albeit at a somewhat slower pace than last year.

In this environment, we expect large capitalization growth stocks to outperform smaller-capitalization stocks and the broader market. This is because in many cases growth companies derive their growth from secular trends that are less vulnerable to cyclical swings in the economy. In addition, large companies tend to have more exposure to international markets than small companies, and markets outside the U.S. appear positioned for outperformance in the current environment. At present, we believe the Producer Durables and Information Technology sectors offer the strongest earnings-growth prospects in the U.S. equity markets.

As 2008 progresses, we believe easier monetary policy from the Federal Reserve will begin to stimulate the U.S. economy, leading to a reacceleration in corporate earnings growth. This could set the stage for a rebound in early cycle stocks in sectors such as Consumer Discretionary and Materials. An improving economy should also help Financial Services companies to improve, as they can look for their credit losses to abate and activity in the credit markets to improve.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	18.18%	18.18%	11.61%	11.61%
5 Years	60.21%	9.89%	49.85%	8.43%
10 Years	54.33%	4.44%	42.79%	3.63%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in any index.

BNY HAMILTON LARGE CAP VALUE FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

AN INTERVIEW WITH WILLIAM MCCLEAN AND GUS WILMERDING, MANAGING DIRECTORS AND CO-PORTFOLIO MANAGERS

Q:	What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?

A:	The equity markets surged higher through much of the first half of 2007. Nonetheless, there were a number of areas of concern during the period. One of these was the outlook for decelerating U.S. economic growth, even as economies in many international markets remained strong. Although the Federal Reserve did not raise short-term interest rates during the period, rates at the longer-end of the yield curve did go up. Also, oil prices remained high, a boon for Energy companies but a problem for consumers paying more at the pump. During this period the growth investment style outperformed value.

The resilient optimism many investors exhibited during the year’s first half gave way to fears during the summer, as segments of the credit market froze in the face of problems with subprime mortgages and loans to less-creditworthy borrowers. These concerns had repercussions throughout the financial markets. Even though equity markets rallied for a time as it became clear that the Federal Reserve would lower short-term rates in September, before long massive credit downgrades of debt securities linked to subprime loans and the ensuing liquidity crisis caused stocks to decline sharply. For the first time in seven years, the S&P 500 declined in the fourth quarter—typically a positive period for stocks. Late in 2007, consumer spending faltered amid slumping home prices and higher energy costs.

The Fund remained underweight in the consumer discretionary and financial sectors for much of the year. In the fourth quarter we slightly increased our underweighting in financials to a slight underweight. We felt many of the institutions we owned, particularly the larger commercial banks, were trading at compelling valuations.

Q:	How did the Fund perform against its benchmark? What were the major factors driving its performance?

A:	The Fund returned 7.07% for Institutional Shares for the twelve months ended December 31, 2007. This placed it ahead of the broad-based S&P 500® Index, which returned 5.49% for the same period.

The Fund’s outperformance relative to its benchmark can be largely attributed to holdings in the Energy, Industrial, Materials, and Telecommunication Services sectors.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:

The Fund’s best-performing sectors included Energy, Materials, Industrials, and Telecommunication Services. High commodity prices helped to boost Energy stocks, and all four of these sectors benefited from strong global demand. Top-performing companies included construction and engineering company McDermott International, Brazilian oil giant Petrobras, industrial gas supplier Praxair, and telecommunications provider Verizon.

Among the weaker sectors for the year were Financials and Consumer Discretionary stocks. Financials were punished by the subprime lending crisis and pervasive credit crunch, while Consumer Discretionary stocks suffered because of concerns about the prospects for consumer spending in a troubled economic environment. Weaker holdings in these sectors included commercial lender CIT Group, major financial services provider Citigroup, and retailer JCPenney.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	The Fund underweighted the Consumer Discretionary, Industrial, and Financial sectors for much of the year. In the fourth quarter, however, we slightly increased our position in Financials, leaving us with a slimmer underweighting. We took this action because we believed that many of the institutions we owned, particularly the larger commercial banks, were trading at compelling valuations and offered a positive risk/reward balance.

Portfolio composition is subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	We believe the equity markets currently offer significant value. Fears of a recession have driven stocks lower, with investors in many cases indiscriminately selling out of positions. In the wake of this activity, we seek to identify undervalued stocks across the market, though it appears the Financial sector may be particularly oversold at this stage. We will carefully monitor developments across the economy, the markets, and individual companies and seek out opportunities to build positions at very reasonable valuations.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	7.07%	7.07%	1.17%	1.17%
3 Years	34.88%	10.49%	26.62%	8.19%
5 Years	89.60%	13.65%	77.62%	12.18%
Since Inception	53.74%	5.76%	43.88%	4.85%
4/28/00—Institutional Shares
5/31/02—Class A Shares

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Value Fund (Institutional Shares) from 4/28/00 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets and of Class A Shares to 1.05% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Class A Shares was May 31, 2002.

For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund’s Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The S&P 500® Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY HAMILTON MULTI-CAP EQUITY FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

AN INTERVIEW WITH EDWARD B. WHITE, CFA, MANAGING DIRECTOR AND PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	In the first half of the year, equity markets were generally favorable, though there were some significant challenges. Earnings continued to move ahead, albeit at a slower pace than seen in the earlier years of this economic cycle.

Mortgage and housing-market woes weighed heavily on the minds of investors, and trouble materialized in the year’s second half as the credit markets suffered from the cumulative effects of weakening house prices and questionable lending practices. Consumers’ ability to continue spending at a robust level remains an open question as well, as the combination of declining house prices and rising mortgage payments has put many in a pinch. An additional source of pressure on the markets was difficulty in valuing the many derivative securities that grew out of the credit expansion; this weighed particularly heavily on the Financial Services sector.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:	The Fund returned 1.59% for Class A Shares for the year ended December 31, 2007. For the same period, the Russell 3000® Index returned 5.13%.

The Fund’s underperformance resulted in part from holdings in the Technology sector, an area we began adding to last year. Also, even though we underweighted the troubled Financial Services sector, our focus on banks rather than other types of stocks in the sector had a negative impact on our returns.

The Fund’s above-average weighting in and strong individual selections among Health Care stocks made a positive contribution to performance. Our performance also benefited from our underweighting in Consumer Discretionary stocks and from solid individual selections within the sector.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	The sectors with the strongest performance for the year were Energy, Materials and Processing, and Health Care; each of these posted returns of 20% or more. Weaker sectors were Financial Services, Autos, and Producer Durables.

With respect to individual stocks, our strongest holding was Jacobs Engineering Group, which provides technical professional services to the infrastructure and oil and gas industries, among other areas; the company benefited from increased activity in the Energy sector. Also contributing positively to our performance was DeVry, a provider of post-secondary education; in times of economic uncertainty, many individuals pursue additional education to improve their career prospects. Another top contributor, oil and gas exploration and production company Noble Energy, participated in the highly favorable environment for Energy-related stocks.

Our weakest holding over the year was homebuilder Standard Pacific, which suffered from the weak market for new housing; we have sold this company from the portfolio. Two of our holdings among major banks, National City Corporation and Citigroup, also detracted significantly from our performance.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	Our long-term strategy is to hold businesses that offer relatively consistent growth in revenue and earnings. In some market climates, including the one we have recently contended with, we recognize there are times when this goal is more difficult to achieve. Reflecting the market conditions that currently prevail, we sold several positions tied closely to consumer spending. We continue to underweight Consumer Discretionary stocks, as well as those in Financial Services. After a strong positive run, we also believed it was time to reduce our Energy holdings.

Portfolio composition is subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for then?

A:	There are many areas of uncertainty in the markets today. The housing and credit markets are still grappling with the unwinding of credit extensions dating back five or more years. The level of risk and valuations on higher-risk assets are changing daily. It’s far from clear whether U.S. consumers will be willing and able to maintain their current levels of spending. Many observers hope that the demand from international markets will be sufficient to make up for any weakness on the home front.

The stock market is under stress, a situation that almost inevitably produces significant volatility—even in the prices of companies that are able to sustain healthy levels of growth. In this environment, we will continue to employ careful fundamental research, in an attempt both to avoid companies that cannot prosper in these challenging times and to identify those that can.

	CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	-3.74%	-3.74%
5 Years	70.02%	11.20%
10 Years	72.58%	5.61%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Multi-Cap Equity Fund (Class A Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund before that date reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

BNY HAMILTON S&P 500 INDEX FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The performance of the Fund is expected to be lower than that of the S&P 500® Index because of Fund fees and expenses.

AN INTERVIEW WITH CO-PORTFOLIO MANAGERS KURT ZYLA AND DENISE KRISKO, MANAGING DIRECTORS, AND LLOYD BUCHANAN, ROBERT MCCORMACK AND TODD ROSE, VICE PRESIDENTS

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	Although economists often hold widely differing opinions on the state of the economy, at present it appears the only area of controversy among them is the degree of weakness we can expect going forward. Estimates for the economy’s future direction range from growth of under 1.5% to recession. Consumer spending, which accounts for roughly two-thirds of domestic economic activity, is expected to slow. Lower housing values are making consumers feel less wealthy than they did during the boom years and also make them far less likely—or able—to tap into home equity.

The last batches of data released before the end of the year did not give investors much to celebrate, and stock prices reflected this sentiment. New home sales ended the year near a 12-year low, adding to fears that weak construction activity will hold back economic growth in early 2008. Homebuilders are already sitting on a sizable inventory of unsold homes, even in areas where prices have been reduced dramatically. Although mortgage rates have returned to very low levels, this hasn’t been enough to work off the excess supply. Tougher lending standards have reduced the pool of potential buyers, just as rising foreclosures threaten to add further to supply. Even qualified buyers seem content to sit on the sidelines, perhaps in anticipation of being able to purchase property at still lower prices in the future.

Q:	How did the Fund perform against its benchmark? What were the major factors accounting for its performance?

A:

The Fund closely tracked the risk and return characteristics of its benchmark, returning 5.05% for Institutional Shares for the twelve months ended December 31, 2007. This compares with a 5.49% return for the S&P 500® Index over the same period.

We achieved this return by maintaining a straight replication approach to portfolio management, combined with efficient trading to accommodate the index adjustments that occurred throughout the period. The costs of Fund operation—expenses that do not exist in a hypothetical benchmark index—account for much of the difference between the Fund’s performance and that of the Index.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	The weakest sector in the S&P 500 for the year was Financials, followed by Consumer Discretionary stocks. Both areas posted double-digit losses for the year.

Other major market sectors posted positive results for the year. The top-performing area of the market was Energy, with a return of 34.43% for the year. Materials and Utilities stocks also provided very solid results.

The strongest-returning stock in the Index—and the Fund—was National Oilwell, a clear beneficiary of strong demand and high prices for energy sources. Next in line was Internet retailer Amazon.com, which rose on news of greatly improved profits. Apple landed in third place for the year, rising on the strength of its highly sought-after innovative products.

Two of the Index’s bottom-three stocks—and four of the bottom five—came from the troubled Financial sector. On-line broker E-Trade Financial Group, the greatest detractor from performance, filed for bankruptcy protection during the year, and Countrywide Financial suffered from its heavy exposure to subprime mortgage lending. The third-weakest stock, Circuit City Stores, struggled through a year that saw management turnover, widespread layoffs, and disappointing sales, all of which raised concerns about its future in a competitive marketplace for home electronics.

Portfolio composition is subject to change.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	We manage a fully replicated Fund in which all securities in the Index are held in proportion to their respective weight in the Index. This approach should most closely match the performance of the underlying benchmark Index.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	A major risk for the markets at this point is the possibility of a recession in the U.S., despite the global economic expansion. Fortunately, the Federal Reserve began to ease short-term interest rates in early September. We believe the U.S. economy should avoid a prolonged economic slump as a result of this action, even though credit risks remain. In this environment, companies that sell a significant percentage of their goods and services into global markets should do well.

Later in 2008, we expect the benefits of easier monetary policy from the Federal Reserve to stimulate the U.S. economy and lead to a reacceleration in corporate earnings growth. This could set the stage for a rebound in early-cycle stocks in such sectors as Consumer Discretionary and Materials. An improving economy should also help Financial Services companies, as it should help to abate credit losses and improve activity in the credit markets.

Consistent with the Fund’s mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500® Index.

	INSTITUTIONAL SHARES		INVESTOR SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	5.05%	5.05%	4.90%	4.90%
3 Years	26.82%	8.24%	25.84%	7.96%
5 Years	79.55%	12.42%	77.37%	12.14%
Since Inception	11.31%	1.41%	9.85%	1.23%
4/28/00—Institutional Shares
7/25/02—Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the S&P 500 Index Fund (Institutional Shares) from 4/28/00 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was July 25, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund’s Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The S&P 500® Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY HAMILTON SMALL CAP CORE EQUITY FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

AN INTERVIEW WITH EDWARD B. WHITE, CFA, MANAGING DIRECTOR AND PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?

A:	The recently completed year will be remembered as one in which the credit market excesses of the previous years came home to roost, intensifying the pressure on an already slowing domestic economy. In the first half of the year, the economy and corporate earnings growth both looked poised to repeat their strong performance from 2006. As investors tallied the damage the flagging housing market inflicted on both the construction sector and consumer demand at large, however, consensus began to develop that a slowdown was likely. Exacerbating the potential for a slowdown was a more conservative lending tone from financial institutions; they were attempting to take stock of the losses inflicted by all manner of credit products, but especially those related to mortgages.

In this slowing growth environment, large stocks held up slightly better than small caps, and growth stocks dramatically outperformed value. The perceived safety and lower valuations among large caps led to their outperformance during the year, while the scarcity of earnings growth led investors to pay a premium for growth-oriented stocks.

Q:	How did the Fund perform against its benchmark? What were the major factors driving its performance?

A:	The Fund returned 4.90% for Institutional Shares for the year ended December 31, 2007. The Fund’s benchmark, the Russell 2000® Index, returned -1.55% for the same period.

We attribute most of our outperformance to our avoidance of highly cyclical companies and lower-quality stocks associated with takeout speculation. As the cyclical earnings cycle grew older and takeout activity became frenzied in 2006, the prices of many low-quality stocks did not fully reflect their risks. As risk overall was repriced in 2007, causing the valuations of lower-quality stocks to drop, higher-quality companies benefited on a relative basis.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	Approximately one-fourth of the Fund’s outperformance for the year was attributable to sector allocation, particularly our underweighting in the weak Financials and Autos/Transports sectors. The remaining three fourths of outperformance was the result of our individual stock selections, particularly in the Health Care, Financials, and Consumer Discretionary sectors.

In Health Care, Respironics, which provides respiratory medical devices; Stericycle, a medical waste disposal specialist; HMS Holdings, an insurance benefits coordinator specializing in government programs; and

Meridian Biosciences, a distributor of medical diagnostic test kits, all performed exceptionally well due to strong earnings growth. Respironics was further boosted by a cash takeout offer.

In the Consumer Discretionary and Financials sectors, there were two reasons for the Fund’s success. First, we selected a number of companies that proved to be very good performers, including household products distributor Tupperware, memorial products provider Matthews International, lawn-care company Toro, business document printer Deluxe Corp., and brokerage and technology firm Investment Technology Group. Second, we were able to avoid some of the worst-performing industries within these lagging sectors.

The one sector of the Fund where results were disappointing was Materials. While many of the companies representing this sector in the Index offered attractive returns thanks to strong demand from emerging markets, the Fund’s stocks tended to be more oriented toward the flagging domestic economy. The largest detractors from performance in this group were Universal Forest Products, which provides wood and wood-alternative products used in home construction and home improvement; Mobile Mini, which provides mobile storage solutions; and Ceradyne, a manufacturer of ceramic products used in armor for military vehicles and body armor.

Portfolio composition is subject to change.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	Our strategy remains constant regardless of market conditions. We attempt to find companies that possess these three essential characteristics: 1) very strong competitive positions in their markets, 2) business models that can deliver consistently in varied environments, and 3) management teams of high character and integrity. We then strive to purchase these companies at the right price given their long-term growth prospects.

This strategy has led us to the more stable, higher-quality companies found in the Fund. We believe this approach can not only help the Fund over the long term, but also specifically help it to weather challenging market climates like the one we are facing now.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	At the moment, it feels as though uncertainty greatly outweighs opportunity in the small-cap market. Small-company stocks have been through a seven-year period in which they generally outperformed large caps, bringing their relative valuations to the high end of their historical range. Small-cap companies also have less exposure than large caps to international markets, where growth prospects currently seem more robust than in the U.S. Finally, small caps have historically underperformed going into an economic slowdown, as the capital market access is restricted and investors shun risk in any form.

Despite these headwinds, we believe the stock market can always provide excellent opportunities for those investors willing to work with a longer time horizon. We continue to monitor the two sectors that have thus far borne the brunt of the slowdown, Financials and Consumer Discretionary, for buying opportunities. Such strong negative sentiment can push even solid businesses to very attractive valuations. We are also maintaining our overweightings in Health Care and Energy, two sectors where prospects and valuations both appear reasonable.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	4.90%	4.90%	-0.99%	-0.99%
Since Inception (3/02/05)	29.90%	9.66%	22.07%	7.29%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Core Equity Fund (Institutional Shares) from 3/2/05 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.00% of its average daily net assets and of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. An investor cannot invest directly in any index.

BNY HAMILTON SMALL CAP GROWTH FUND

Investment Considerations—Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

AN INTERVIEW WITH DWIGHT E. COWDEN, CFA AND PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?

A:	Inflation concerns early in the year gave way to recession worries in the year’s second half. During the first half of the year, it wasn’t clear whether the slowdown in the housing market and the subprime lending crisis would have broad impact in the greater economy, but as the months passed the impact of both issues began to permeate the economy. The housing market continued to weaken through the year, with Financial and consumer-related equities suffering sharp declines as investors reacted to the heightened potential for a U.S. economic recession.

In this environment, growth stocks outperformed value by a wide margin, as the former were able to post earnings gains despite the challenging macroeconomic backdrop. Value-oriented market indexes were also hurt by their larger exposures to the weakest economic sectors, Consumer Discretionary and Financials.

Q:	How did the Fund perform against its benchmark? What were the major factors driving its performance?

A:

For the twelve months ended December 31, 2007, the Fund returned 13.36% for Institutional Shares. For the same period, the Russell 2000® Small Growth returned 7.03% and the S&P 600® Small Cap Index returned -0.30%.

The Fund’s performance benefited from our bias toward higher-quality companies, and toward companies at the larger end of the small-cap spectrum. Both of these were helpful in a volatile environment that saw investors turn away from higher-risk investments. Industry selection also played a role, particularly our avoidance of some troubled areas. Merger and acquisition activity among some of our holdings helped our performance in the first half of the year, but these transactions slowed dramatically due to the credit crunch in the year’s later months.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	A number of our holdings in the Technology sector performed well for the year, including some that are among our largest positions. These included Nuance Communications, which makes speech-recognition and other voice-based tools; Informatica, a provider of data integration software; and Blackboard, which offers products that facilitate web-based education. Each of these companies recorded double-digit returns for the year. Another holding in Technology, digital marketing company aQuantive, saw its share price rise as it became an acquisition target.

Our stock selection in the troubled Consumer Discretionary sector benefited performance, as we owned several education-related companies (including DeVry, Capella Education, and Strayer Education), that appealed to investors as recession-wary workers sought to enhance their skills. We also avoided many of the sector’s specialty retailers, which were particularly susceptible to fears of an economic slowdown. Another Consumer Discretionary holding, Chipotle Mexican Grill, was a strong performer despite the overall negative environment for restaurants. Our performance relative to the benchmark was also aided by our underweighting in the struggling Financials sector, and by our having little exposure to companies affected by problems in the real estate market or with subprime lending.

Among our weaker stocks for the year were three Health Care companies: Allscripts Healthcare, which offers clinical software and other information technology solutions to doctors and hospitals; InVentiv Health, a provider of marketing and communications services to the pharmaceutical industry; and Volcano Corp., a maker of medical devices to diagnose and treat cardiovascular disease. Another of our more disappointing stocks was Isilon Systems, which offers network storage solutions for large digital files.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	In the volatile environment, we continued to focus on identifying companies that have above-average growth potential, along with reasonable valuations. Among the attributes we seek out are strong competitive positions, participation in a growing industry, above-average historic revenue and earnings growth, and solid management teams. We believe that our emphasis on companies offering the prospect of strong secular growth, rather than those presenting opportunities that are highly dependent on the economic cycle, should continue to aid our performance as the U.S. economy slows.

Portfolio composition is subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	Investors have plenty of reasons to be concerned this year. At this point it’s still unclear how much more the housing market will weaken, and whether the worst of the subprime meltdown has passed. But those aren’t the only questions on the minds of investors. They also must wonder whether energy prices will continue to climb, how soon the stimulus from the Federal Reserve will begin to help, and whether slowing growth in developed markets will ultimately spill over into emerging ones that thus far have still sustained strong growth. Each of these issues relates to the primary concern for investors and consumers alike: the potential for a recession in the U.S.

Against this volatile backdrop, we believe that as was the case in 2007, active investment managers could have an advantage over their respective indexes in 2008. In an environment of slowing growth, managers who share our bias toward higher-quality, fundamentally strong growth companies may benefit. Avoiding specific industries that continue to feel pressure from cyclical and credit issues should also help performance. Our slight size bias toward companies at the larger end of the small-cap range could also help improve results, as investors look for the proven track records, strong management teams, and international exposure such companies often offer.

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	13.36%	13.36%	7.17%	7.17%
5 Years	74.23%	11.74%	63.69%	10.36%
10 Years	151.40%	9.66%	134.55%	8.90%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price, reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

FEES AND EXPENSES (UNAUDITED)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2007.

Actual Expenses

The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Global Real Estate Securities Fund—Class A
Actual	$1,000.00	$919.40	1.50%	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	1.50%	$7.63
Global Real Estate Securities Fund—Institutional Shares
Actual	$1,000.00	$918.80	1.25%	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
International Equity Fund—Class A Shares
Actual	$1,000.00	$999.50	0.96%	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.96%	$4.86

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
International Equity Fund—Institutional Shares
Actual	$1,000.00	$1,000.80	0.71%	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	0.71%	$3.60
Large Cap Equity Fund—Class A Shares
Actual	$1,000.00	$1,029.50	1.04%	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.04%	$5.31
Large Cap Equity Fund—Institutional Shares
Actual	$1,000.00	$1,030.70	0.79%	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	0.79%	$4.04
Large Cap Growth Fund—Class A Shares
Actual	$1,000.00	$1,073.90	1.08%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	1.08%	$5.52
Large Cap Growth Fund—Institutional Shares
Actual	$1,000.00	$1,075.90	0.83%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	0.83%	$4.25
Large Cap Value Fund—Class A Shares
Actual	$1,000.00	$1,002.40	1.05%	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
Large Cap Value Fund—Institutional Shares
Actual	$1,000.00	$1,004.40	0.80%	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.07
Multi-Cap Equity Fund—Class A Shares
Actual	$1,000.00	$948.50	1.25%	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
S&P 500 Index Fund—Institutional Shares
Actual	$1,000.00	$984.30	0.35%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1.023.44	0.35%	$1.79
S&P 500 Index Fund—Investor Shares
Actual	$1,000.00	$983.10	0.60%	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	0.60%	$3.07

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Small Cap Core Equity Fund—Class A Shares
Actual	$1,000.00	$980.10	1.25%	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.92	1.25%	$6.35
Small Cap Core Equity Fund—Institutional Shares
Actual	$1,000.00	$981.80	1.00%	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	1.00%	$5.08
Small Cap Growth Fund—Class A Shares
Actual	$1,000.00	$1,032.20	1.26%	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.86	1.26%	$6.41
Small Cap Growth Fund—Institutional Shares
Actual	$1,000.00	$1,033.60	1.01%	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.12	1.01%	$5.14

*	Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund’s current fiscal year (to reflect the six-month period).

BNY HAMILTON FUNDS

Portfolio Summaries

Diversification By Country

As of December 31, 2007

Global Real Estate Securities Fund

% OF NET ASSETS
United States	34.5%
Hong Kong	18.4
Australia	12.1
Japan	10.8
France	6.5
United Kingdom	5.9
Canada	4.1
Singapore	2.5
Germany	2.0
Money Market Funds	1.0
Other assets less liabilities	2.2

Total	100.0%

International Equity Fund

% OF NET ASSETS
Money Market Funds (including securities lending collateral)	30.1%
United Kingdom	20.1
Japan	20.0
France	10.0
Germany	9.3
Switzerland	6.7
Australia	6.3
Netherlands	5.2
Spain	4.4
Italy	4.0
Hong Kong	2.4
Sweden	2.3
Finland	1.8
Belgium	1.2
Norway	1.1
Singapore	1.1
Greece	0.8
Ireland	0.8
Denmark	0.7
Austria	0.6
Luxembourg	0.5
Portugal	0.4
New Zealand	0.1
Liabilities in excess of other assets	(29.9)

Total	100.0%

Portfolio composition is subject to change.

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

Industry Diversification

As of December 31, 2007

Large Cap Equity Fund

% OF NET ASSETS
Oil & Gas	11.8%
Miscellaneous Manufacturing	7.6
Telecommunications	7.5
Pharmaceuticals	7.1
Retail	6.8
Diversified Financial Services	6.4
Money Market Funds (including securities lending collateral)	6.3
Insurance	6.0
Semiconductors	5.3
Computers	4.8
Cosmetics/Personal Care	4.0
Healthcare	3.3
Machinery	3.1
Software	3.1
Electric	2.8
Chemicals	2.7
Beverages	1.9
Electronics	1.9
Electrical Components & Equipment	1.8
Auto Parts & Equipment	1.7
Banks	1.7
Food	1.5
Pipelines	1.4
Real Estate Investment Trusts	1.4
Internet	1.3
Aerospace/Defense	1.0
Liabilities in excess of other assets	(4.2)

Total	100.0%

Large Cap Growth Fund

% OF NET ASSETS
Retail	8.6%
Pharmaceuticals	8.2
Miscellaneous Manufacturing	8.1
Computers	8.0
Oil & Gas	7.6
Semiconductors	6.8
Telecommunications	5.6
Software	5.4
Cosmetics/Personal Care	4.6
Diversified Financial Services	4.0
Chemicals	3.6
Healthcare	3.6
Electronics	2.9
Internet	2.7
Biotechnology	2.2
Money Market Funds (including securities lending collateral)	2.2
Insurance	2.0
Electrical Equipment & Components	1.9
Beverages	1.7
Machinery	1.6
Auto Parts & Equipment	1.5
Food	1.5
Electric	1.4
Real Estate Investment Trusts	1.4
Commercial Services	1.2
Pipelines	1.1
Aerospace/Defense	1.0
Agriculture	1.0
Liabilities in excess of other assets	(1.4)

Total	100.0%

Portfolio composition is subject to change.

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

Industry Diversification (Continued)

As of December 31, 2007

Large Cap Value Fund

% OF NET ASSETS
Oil & Gas	20.0%
Money Market Funds (including securities lending collateral)	9.5
Banks	8.7
Telecommunications	7.3
Healthcare	6.9
Diversified Financial Services	6.4
Retail	4.7
Cosmetics/ Personal Care	4.4
Miscellaneous Manufacturing	4.0
Pipelines	3.9
Iron/Steel	3.7
Chemicals	3.6
Food	2.8
Electrical Components & Equipment	2.7
Home Furnishings	2.6
Pharmaceuticals	2.6
Aerospace/Defense	2.5
Semiconductors	2.5
Computers	1.9
Machinery	1.8
Insurance	1.6
Electric	1.4
Transportation	1.4
Engineering & Construction	1.1
Media	0.7
Construction Materials	0.4
Liabilities in excess of other assets	(9.1)

Total	100.0%

Multi-Cap Equity Fund

% OF NET ASSETS
Money Market Funds (including securities lending collateral)	14.8%
Healthcare	7.5
Oil & Gas	7.4
Miscellaneous Manufacturing	7.2
Pharmaceuticals	6.4
Semiconductors	6.1
Electric	5.5
Beverages	5.4
Machinery	4.3
Software	4.3
Banks	4.1
Engineering & Construction	3.9
Electronics	3.7
Diversified Financial Services	3.1
Commercial Services	2.6
Pipelines	2.4
Biotechnology	2.2
Food	2.2
Housewares	2.2
Telecommunications	2.2
Aerospace/Defense	2.1
Home Builders	2.1
Insurance	1.9
Retail	1.9
Building Materials	1.8
Hand/Machine Tools	1.7
Internet	1.6
Media	1.5
Real Estate Investment Trusts	1.4
Liabilities in excess of other assets	(13.5)

Total	100.0%

Portfolio composition is subject to change.

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

Industry Diversification (Continued)

As of December 31, 2007

S&P 500 Index Fund

% OF NET ASSETS
Oil & Gas	12.1%
Money Market Funds (including securities lending collateral)	9.8
Diversified Financial Services	6.6
Telecommunications	6.1
Pharmaceuticals	5.7
Banks	5.2
Miscellaneous Manufacturing	4.9
Retail	4.9
Computers	4.8
Healthcare	4.7
Insurance	4.4
Software	4.0
Electric	3.3
Semiconductors	2.7
Media	2.6
Beverages	2.4
Aerospace/Defense	2.3
Internet	2.3
Cosmetics/Personal Care	2.2
Chemicals	1.9
Food	1.7
Transportation	1.7
Agriculture	1.6
Machinery	1.0
Real Estate Investment Trusts	0.9
Biotechnology	0.8
Mining	0.8
Commercial Services	0.6
Electronics	0.6
Pipelines	0.5
Apparel	0.4
Auto Manufacturers	0.4
Electrical Components & Equipment	0.4
Household Products/Wares	0.4
Forest Products & Paper	0.3
Iron/Steel	0.3
Leisure Time	0.3
Lodging	0.3
Advertising	0.2

% OF NET ASSETS
Auto Parts & Equipment	0.2%
Coal	0.2
Engineering & Construction	0.2
Environmental Control	0.2
Gas	0.2
Office/Business Equipment	0.2
Savings & Loans	0.2
United States Treasury Bills	0.2
Airlines	0.1
Building Materials	0.1
Distribution/Wholesale	0.1
Entertainment	0.1
Hand/Machine Tools	0.1
Holding Companies—Diversified	0.1
Home Builders	0.1
Home Furnishings	0.1
Housewares	0.1
Metal Fabricate/Hardware	0.1
Packaging & Containers	0.1
Toys/Games/Hobbies	0.1
Liabilities in excess of other assets	(8.9)

Total	100.0%

Portfolio composition is subject to change.

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

Industry Diversification (Continued)

As of December 31, 2007

Small Cap Core Equity Fund

% OF NET ASSETS
Money Market Funds (including securities lending collateral)	32.6%
Commercial Services	10.5
Software	10.2
Miscellaneous Manufacturing	6.6
Banks	6.2
Diversified Financial Services	5.6
Electronics	5.5
Healthcare	5.4
Oil & Gas	4.6
Real Estate Investment Trusts	3.8
Retail	3.8
Food	3.6
Household Products/Wares	3.5
Machinery	3.3
Electric	3.2
Energy	2.9
Housewares	2.7
Leisure Time	2.3
Environmental Control	2.2
Semiconductors	2.2
Computers	2.1
Insurance	2.1
Telecommunications	2.1
Packaging & Containers	1.9
Building Materials	1.6
Storage/Warehousing	1.0
Liabilities in excess of other assets	(31.5)

Total	100.0%

Small Cap Growth Fund

% OF NET ASSETS
Money Market Funds (including securities lending collateral)	32.0%
Commercial Services	11.2
Software	9.9
Healthcare	8.3
Semiconductors	6.7
Oil & Gas	6.2
Telecommunications	5.4
Biotechnology	4.9
Electronics	4.7
Retail	4.4
Internet	3.9
Electric	2.8
Distribution & Wholesale	2.6
Food	2.1
Leisure Time	2.0
Advertising	1.9
Diversified Financial Services	1.9
Insurance	1.7
Apparel	1.5
Environmental Control	1.5
Manufacturing	1.5
Airlines	1.3
Banks	1.2
Pharmaceuticals	1.2
Aerospace/Defense	1.1
Engineering & Construction	1.1
Beverages	1.0
Machinery	1.0
Chemicals	0.9
Computers	0.8
Cosmetics/Personal Care	0.8
Building Materials	0.6
Coal	0.5
Entertainment	0.5
Real Estate Investment Trusts	0.5
Lodging	0.4
Metal Fabricate/Hardware	0.3
Liabilities in excess of other assets	(30.3)

Total	100.0%

Portfolio composition is subject to change.

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—96.8%
	Australia—12.1%
62,880	CFS Gandel Retail Trust	$128,604
186,500	Goodman Group	793,735
402,240	ING Industrial Fund	891,192
66,950	Mirvac Group	349,887
91,520	Stockland	671,744
477,070	Valad Property Group	537,196
154,790	Westfield Group	2,829,959

		6,202,317

	Canada—4.1%
35,340	Boardwalk Real Estate Investment Trust	1,595,215
15,290	Dundee Real Estate Investment Trust	522,396

		2,117,611

	France—6.5%
4,430	Gecina SA	695,007
17,130	Klepierre	875,543
8,120	Unibail-Rodamco	1,779,341

		3,349,891

	Germany—2.0%
19,350	DIC Asset AG	601,812
13,450	IVG Immobilien AG	443,945

		1,045,757

	Hong Kong—18.4%
706,000	China Resources Land Ltd.	1,537,095
1,356,000	Far East Consortium	764,473
331,000	Hang Lung Properties Ltd.	1,478,926
106,000	Henderson Land Development Co., Ltd.	984,436

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
395,000	Road King Infrastructure Ltd.	$693,381
1,350,000	Shenzhen Investment Ltd.	945,895
134,000	Sino Land Co., Ltd.	469,240
93,000	Sun Hung Kai Properties Ltd.	1,953,331
265,000	The Link REIT	570,569

		9,397,346

	Japan—10.8%
65	Japan Retail Fund Investment Corp.	460,926
86,000	Mitsubishi Estate Co., Ltd.	2,048,945
60,000	Mitsui Fudosan Co., Ltd.	1,293,987
48	Mori Hills REIT Investment Corp.	328,777
299	NTT Urban Development Corp.	478,678
37,000	Sumitono Realty & Development Co., Ltd.	904,875

		5,516,188

	Singapore—2.5%
736,000	Ascott Group Ltd. (The)	615,900
131,000	CapitaLand Ltd.	563,615
48,000	CapitaMall Trust	113,812

		1,293,327

	United Kingdom—5.9%
61,500	Big Yellow Group PLC	532,602
21,510	British Land Co. PLC	403,368
60,880	Great Portland Estates PLC	567,253

See notes to financial statements.

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
25,600	Hammerson PLC	$521,728
32,790	Land Securities Group PLC	982,632

		3,007,583

	United States—34.5%
5,860	Alexandria Real Estate Equities, Inc.	595,786
10,600	AMB Property Corp.	610,136
2,680	AvalonBay Communities, Inc.	252,295
7,480	Boston Properties, Inc.	686,739
12,340	BRE Properties, Inc.	500,140
26,730	Brookfield Properties Corp.	514,553
11,550	Cousins Properties, Inc.	255,255
10,790	Developers Diversified Realty Corp.	413,149
4,190	Digital Realty Trust, Inc.	160,770
8,040	Education Realty Trust, Inc.	90,370
7,960	Essex Property Trust, Inc.	776,020
8,680	Federal Realty Investments Trust	713,062
23,260	General Growth Properties, Inc.	957,847
21,330	Health Care Property Investors, Inc.	741,857
6,780	Health Care REIT, Inc.	302,998
12,220	Highwoods Properties, Inc.	359,024
29,820	Host Hotels & Resorts, Inc.	508,133
26,620	Kimco Realty Corp.	968,968

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
34,010	National Retail Properties, Inc.	$795,154
22,290	Nationwide Health Properties, Inc.	699,237
18,140	Prologis	1,149,713
7,730	Public Storage, Inc.	567,459
8,250	Regency Centers Corp.	532,043
20,990	Simon Property Group, Inc.	1,823,191
4,940	SL Green Realty Corp.	461,692
8,370	Starwood Hotels & Resorts Worldwide, Inc.	368,531
15,740	Sunstone Hotel Investors, Inc.	287,885
33,890	UDR, Inc.	672,717
9,990	Vornado Realty Trust	878,621

		17,643,345

	Total Common Stocks (Costs $56,028,204)	49,573,365

	MONEY MARKET FUND—1.0%
490,316	BNY Hamilton Money Fund (Institutional Shares), 4.95%(a) (Costs $490,316)	490,316

	Total Investments (Cost $56,518,520)(b)— 97.8%	50,063,681
	Other assets less liabilities—2.2%	1,128,018

	Net Assets—100.0%	$51,191,699

(a)	Represents annualized 7 day yield at December 31, 2007.

See notes to financial statements.

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (Continued)

December 31, 2007

(b)	The cost for Federal income tax purposes is $57,175,956. At December 31, 2007 net unrealized depreciation was $7,112,275, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,220,301 and aggregate gross realized depreciation of $9,332,576.

INDUSTRY	US$ VALUE	% OF TOTAL NET ASSETS
Real Estate Investment Trusts	$32,911,746	64.3%
Real Estate Operating Companies	15,599,707	30.5
Commercial Services	693,381	1.3
Money Market Fund	490,316	1.0
Lodging	368,531	0.7
Other assets less liabilities	1,128,018	2.2

Net Assets	$51,191,699	100.0%

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS—99.8%
	Australia—6.3%
36,450	Alumina, Ltd. ADR(a)	$805,181
40,450	Amcor Ltd. ADR	981,689
20,280	Australia & New Zealand Banking Group Ltd. ADR(a)	2,444,876
74,199	BHP Ltd. ADR(a)	5,196,898
26,325	Boral Ltd. ADR	565,845
125,250	Coca-Cola Amatil Ltd. ADR(a)	2,085,137
27,100	Commonwealth Bank of Australia ADR(a)	4,218,871
83,500	Computershare Ltd. ADR	724,371
338,800	Foster’s Group Ltd. ADR	1,948,507
205,200	Lend Lease Corp. Ltd. ADR	3,117,029
23,520	National Australia Bank Ltd. ADR	3,902,137
42,447	Newcrest Mining Ltd. ADR(a)	1,225,869
22,950	Santos Ltd. ADR(a)	1,143,599
10,340	TABCORP Holdings Ltd. ADR	1,341,878
35,420	Telstra Corp. Ltd. ADR(a)	729,305
23,520	Westpac Banking Corp. ADR	2,865,912
32,805	Woodside Petroleum Ltd. ADR	1,451,451

		34,748,555

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
	Austria—0.6%
38,000	Erste Bank der Oesterreichischen Sparkassen ADR	$1,347,282
74,500	Oest Elektrizats AG ADR	1,043,045
6,850	Telekom Austria AG ADR	381,173
37,000	Wienerberger AG ADR(a)	410,371

		3,181,871

	Belgium—1.2%
15,600	Delhaize Group ADR(a)	1,350,960
150,300	Fortis ADR(a)	3,957,639
7,700	Solvay SA ADR	1,077,372

		6,385,971

	Denmark—0.7%
2,700	D/S Torm A/S ADR(a)	94,770
39,000	Danske Bank A/S ADR(a)	763,741
28,800	Novo Nordisk A/S ADR(a)	1,867,968
26,100	Vestas Wind Systems A/S ADR(a)	947,456

		3,673,935

	Finland—1.8%
88,800	Amer Sports Oyj ADR(a)	1,200,283
27,200	Metso Corp. ADR	1,484,532
164,500	Nokia Corp. ADR	6,315,155
30,000	Stora Enso Oyj ADR(a)	449,142

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
37,900	UPM-Kymmene Oyj ADR(a)	$765,792

		10,214,904

	France—10.0%
31,800	Air France-KLM ADR	1,108,866
134,700	Alcatel-Lucent ADR(a)	986,004
87,600	AXA SA ADR(a)	3,478,596
93,600	BNP Paribas SA ADR	5,078,436
18,206	Business Objects SA ADR(a)	1,108,745
16,700	Dassault Systemes SA ADR(a)	981,292
18,000	Essilor International SA ADR	574,367
76,800	France Telecom SA ADR	2,736,384
173,000	Groupe Danone ADR(a)	3,106,042
34,424	Lafarge SA ADR(a)	1,566,513
48,340	L’Air Liquide SA ADR	1,438,816
149,000	L’Oreal SA ADR	4,268,909
39,500	LVMH Moet Hennessy Louis Vuitton SA ADR(a)	954,972
16,800	PSA Peugeot Citroen ADR(a)	1,273,564
28,600	Publicis Group ADR(a)	1,119,799
92,400	Sanofi-Aventis ADR	4,206,972
101,945	Societe Generale ADR(a)	2,949,085
32,600	Sodexho Alliance SA ADR(a)	2,001,842
49,100	Suez SA ADR(a)	3,343,111

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
13,200	Technip SA ADR	$1,051,801
64,213	Thomson ADR	900,266
88,124	Total SA ADR(a)	7,279,042
48,600	Valeo SA ADR(a)	1,001,884
28,500	Veolia Environnement ADR	2,592,930

		55,108,238

	Germany—9.3%
235,000	Allianz AG ADR(a)	4,993,751
16,000	Altana AG ADR	388,322
23,400	BASF AG ADR(a)	3,464,308
35,100	Bayer AG ADR	3,200,705
43,300	Commerzbank AG ADR(a)	1,664,339
9,400	Continental AG ADR	1,219,579
42,900	DaimlerChrysler AG(a)	4,102,527
26,023	Deutsche Bank AG(a)	3,367,636
72,100	Deutsche Lufthansa AG ADR(a)	1,917,477
128,300	Deutsche Telekom AG ADR (a)	2,780,261
81,927	E.On AG ADR	5,807,985
21,900	Fresenius Medical Care AG & Co. ADR(a)	1,155,225
26,500	Henkel KGaA ADR(a)	1,485,847
27,100	Hypo Real Estate Holding AG ADR	1,437,869
34,800	Infineon Technologies AG ADR	405,072
1,500	Puma AG Rudolf Dassler Sport ADR(a)	592,153
21,800	RWE AG ADR	3,074,127
43,780	SAP AG ADR(a)	2,234,969

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
38,842	Siemens AG ADR	$6,112,177
46,000	Volkswagen AG ADR	2,104,123

		51,508,452

	Greece—0.8%
121,900	Alpha Bank A.E. ADR(a)	1,109,448
18,150	Coca Cola Hellenic Bottling Co. SA ADR(a)	775,731
36,600	Hellenic Telecommunications Organization SA ADR(a)	676,002
116,500	National Bank of Greece SA ADR(a)	1,606,535

		4,167,716

	Hong Kong—2.4%
92,000	Cheung Kong (Holdings) Ltd. ADR(a)	1,701,384
167,000	CLP Holdings Ltd. ADR	1,140,476
89,400	Hang Seng Bank Ltd. ADR	1,844,778
6,000	Hopewell Holdings ADR(a)	27,701
29,000	Hutchison Whampoa Ltd. ADR(a)	1,644,810
139,000	Hysan Development Ltd. ADR	793,273
38,200	MTR Corp. ADR	1,406,031
32,200	Sino Land Co., Ltd. ADR(a)	571,946
81,000	Sun Hung Kai Properties Ltd. ADR(a)	1,720,262

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
105,000	Swire Pacific Ltd. ADR	$1,447,593
94,500	Television Broadcasts Ltd. ADR(a)	1,135,588

		13,433,842

	Ireland—0.8%
30,500	Allied Irish Banks PLC ADR(a)	1,401,170
17,250	Bank of Ireland ADR(a)	1,042,590
23,900	CRH PLC ADR(a)	833,632
83,670	Experian Group Ltd. ADR(a)	661,219
11,600	Ryanair Holdings PLC ADR(a)	457,504

		4,396,115

	Italy—4.0%
44,000	Enel SpA ADR(a)	2,616,636
56,292	Eni SPA ADR(a)	4,077,230
48,300	Fiat SpA ADR	1,249,922
185,498	Intesa Sanpaolo - SpA ADR(a)	8,803,402
32,500	Italcementi SpA ADR(a)	695,169
19,300	Luxottica Group SpA ADR(a)	607,757
34,600	Mediaset SpA ADR	1,047,909
45,650	Telecom Italia SpA ADR	1,072,775
54,189	Telecom Italia SpA ADR(a)	1,671,189

		21,841,989

	Japan—20.0%
11,700	Advantest Corp. ADR(a)	330,642

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
54,000	Aeon Co., Ltd. ADR(a)	$791,764
164,000	Aiful Corp. ADR	732,539
9,400	Ajinomoto Co., Inc. ADR(a)	1,069,454
160,000	All Nippon Airways Co., Ltd. ADR(a)	1,183,008
43,500	Alps Electric Co. Ltd. ADR	1,128,434
24,500	Amada Co., Ltd. ADR(a)	861,442
83,000	Asahi Glass Co., Ltd. ADR(a)	1,113,702
14,600	Asahi Kasei Corp. ADR(a)	972,331
17,600	Bank of Yokohama Ltd. (The) ADR	1,235,143
28,500	Bridgestone Corp. ADR	1,014,332
44,500	Canon, Inc. ADR	2,039,435
5,900	Casio Computer Co., Ltd. ADR(a)	686,040
72,000	Dai Nippon Print ADR	1,058,911
5,300	Daiwa House Industry Co., Ltd. ADR	684,590
9,900	Daiwa Securities Group, Inc. ADR(a)	900,362
6,750	Denso Corp. ADR(a)	1,106,924
17,700	Ebara Corp. ADR	605,237
39,000	Eisai Co., Ltd. ADR	1,536,050
29,000	FujiFilm Holdings Corp. ADR(a)	1,209,010
26,000	Fujitsu Ltd. ADR(a)	876,247
18,300	Hitachi Ltd. ADR	1,338,463

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
77,600	Honda Motor Co., Ltd. ADR	$2,571,664
13,000	Itochu Corp. ADR(a)	1,270,733
160,200	Japan Airlines Corp. ADR(a)	1,828,363
18,000	Kajima Corp. ADR	588,103
3,700	Kao Corp. ADR	1,112,832
54,000	Kawasaki Heavy Industries, Ltd. ADR	639,986
80,000	Kirin Brewery Co., Ltd. ADR	1,175,136
49,600	Kobe Steel Ltd. ADR	808,058
13,250	Komatsu Ltd. ADR(a)	1,442,241
20,800	Kubota Corp. ADR	698,880
10,200	Kyocera Corp. ADR	889,644
6,700	Marubeni Corp. ADR	475,594
32,500	Marui Co., Ltd. ADR	641,768
63,500	Matsui Securities Co., Ltd. ADR(a)	1,006,087
82,000	Matsushita Electric Industrial Co., Ltd. ADR	1,676,080
7,600	Matsushita Electric Works Ltd. ADR(a)	841,534
18,400	Meiji Seika Kaisha Ltd. ADR(a)	782,348
38,500	Millea Holdings, Inc. ADR	1,299,244
35,000	Mitsubishi Corp. ADR(a)	1,917,381
12,400	Mitsubishi Electric Corp. ADR	1,296,442
6,200	Mitsubishi Estate Co., Ltd. ADR(a)	1,495,681

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
390,868	Mitsubishi UFJ Financial ADR(a)	$3,646,798
3,500	Mitsui & Co. Ltd. ADR	1,491,875
10,900	Mitsui Sumitomo Insurance Co., Ltd. ADR	1,061,559
209,000	NEC Corp. ADR	963,469
60,000	Nidec Corp. ADR	1,090,800
86,500	Nikko Cordial Corp. ADR	1,286,869
31,200	Nintendo Co., Ltd. ADR	2,335,498
16,200	Nippon Shokubai Co., Ltd. ADR	779,439
23,400	Nippon Steel Corp. ADR(a)	1,449,474
70,000	Nippon Telegraph & Telephone Corp. ADR	1,726,200
120,000	Nippon Yusen KK ADR	1,907,712
54,500	Nissan Motor Co., Ltd. ADR(a)	1,183,740
12,350	Nisshin Steel Co., Ltd. ADR	868,916
2,000	Nitto Denko Corp. ADR(a)	1,059,840
98,000	Nomura Holdings, Inc. ADR	1,641,500
9,400	NSK Ltd. ADR(a)	981,103
92,300	NTT DoCoMo, Inc. ADR(a)	1,513,720
22,300	Oji Paper Co. Ltd. ADR	1,095,887
88,000	Olympus Corp. ADR(a)	3,639,258
34,000	Omron Corp. ADR	811,080

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
8,000	Orix Corp. ADR	$678,320
28,963	QP Corp. ADR(a)	603,551
11,000	Ricoh Co. Ltd. ADR	1,003,750
12,000	Secom Co., Ltd. ADR	1,312,627
160,000	Sega Sammy Holdings, Inc. ADR(a)	498,768
63,000	Sharp Corp. ADR(a)	1,133,509
76,500	Shinsei Bank Ltd. ADR	558,779
50,000	Shiseido Co., Ltd. ADR	1,183,815
9,800	Shizuoka Bank Ltd. (The) ADR	1,076,364
47,200	Sony Corp. ADR	2,562,960
38,000	Sumitomo Corp. ADR	539,820
6,800	Sumitomo Electric Industries Ltd. ADR(a)	1,081,645
25,900	Sumitomo Metal Industries Ltd. ADR(a)	1,203,249
315,000	Sumitomo Mitsui Financial Group, Inc. ADR	2,360,075
133,000	Sumitomo Trust and Banking Co. Ltd. (The) ADR(a)	890,515
7,100	Suruga Bank Ltd. ADR	774,095
24,800	Taiheiyo Cement Corp. ADR(a)	592,722
24,400	Taisei Corp. ADR(a)	659,608
11,000	TDK Corp. ADR(a)	815,760
21,000	Teijin Ltd. ADR(a)	900,417
10,400	Tokyu Land Corp. ADR	895,565
18,600	Toppan Printing Co., Ltd. ADR	914,891
12,500	Toray Industries, Inc. ADR	979,054
4,600	TOTO Ltd. ADR	365,233

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
5,200	Toyo Suisan Kaisha Ltd. ADR	$944,904
59,650	Toyota Motor Corp. ADR(a)	6,333,041
27,000	Trend Micro, Inc. ADR(a)	966,746
10,500	Yamazaki Baking Co., Ltd. ADR	1,028,242

		110,324,621

	Luxembourg—0.5%
36,524	Arcelormittal NY Registered ADR(a)	2,825,132

	Netherlands—5.2%
80,900	Aegon NV ADR	1,418,177
10,000	Akzo Nobel NV ADR(a)	801,059
40,300	European Aeronautic Defence & Space Co. NV ADR(a)	1,286,239
32,650	Heineken NV ADR	1,055,444
86,100	ING Groep NV ADR	3,350,151
33,700	James Hardie Industries NV ADR(a)	948,992
49,680	Koninklijke Ahold NV ADR(a)	692,211
16,000	Koninklijke DSM NV ADR	189,072
75,400	Koninklijke (Royal) KPN NV ADR(a)	1,368,510
44,200	Koninklijke (Royal) Philips Electronics NV ADR	1,889,550
75,827	Royal Dutch Shell PLC ADR, Class A	6,384,633

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
55,688	Royal Dutch Shell PLC ADR, Class B	$4,622,104
29,500	TNT NV ADR(a)	1,218,439
72,100	Unilever NV ADR	2,628,766
28,900	Wolters Kluwer NV ADR	949,853

		28,803,200

	New Zealand—0.1%
44,693	Telecom Corp. of New Zealand Ltd. ADR	742,351

	Norway—1.1%
4,400	DnB Nor Bank ASA ADR(a)	672,578
43,500	Norsk Hydro ASA ADR	621,676
49,900	Orkla ASA ADR	967,242
73,505	Statoil ASA ADR(a)	2,243,373
9,400	Telenor ASA ADR(a)	673,859
127,900	Tomra Systems ASA ADR	906,862

		6,085,590

	Portugal—0.4%
21,840	Energias de Portugal SA ADR	1,427,325
39,300	Portugal Telecom, SGPS SA ADR(a)	511,686
5,535	PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA ADR(a)	77,283

		2,016,294

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
	Singapore—1.1%
108,500	CapitaLand Ltd. ADR(a)	$945,219
83,000	City Developments Ltd. ADR	818,787
16,500	DBS Group Holdings Ltd. ADR	949,113
42,500	Keppel Corp. Ltd. ADR(a)	767,656
83,750	Neptune Orient Lines Ltd. ADR(a)	909,969
32,935	Singapore Telecommunications Ltd. ADR(a)	915,211
33,500	United Overseas Bank Ltd. ADR	926,255

		6,232,210

	Spain—4.4%
177,100	Banco Bilbao Vizcaya Argentaria SA ADR	4,294,675
374,200	Banco Santander Central Hispano SA ADR(a)	8,060,269
61,450	Iberdrola SA ADR	3,737,475
49,800	Repsol YPF SA ADR(a)	1,774,374
62,875	Telefonica SA ADR(a)	6,135,971

		24,002,764

	Sweden—2.3%
71,100	AB SKF ADR(a)	1,204,584
110,400	Atlas Copco AB ADR	1,648,350
87,400	Atlas Copco AB ADR(a)	1,193,377
27,250	Electrolux AB ADR(a)	914,911
49,250	Husqvarna AB ADR(a)	1,169,678

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
75,200	Sandvik AB ADR(a)	$1,294,403
61,400	Svenska Cellulosa AB (SCA) ADR	1,087,744
79,440	Telefonaktiebolaget LM Ericsson ADR	1,854,924
125,800	Volvo AB ADR	2,111,843

		12,479,814

	Switzerland—6.7%
121,400	ABB Ltd. ADR	3,496,320
27,880	Ciba Specialty Chemicals AG ADR	646,426
53,840	Credit Suisse Group ADR(a)	3,235,784
67,368	Nestle SA ADR	7,735,585
104,140	Novartis AG ADR	5,655,843
62,920	Roche Holding ADR	5,435,300
22,844	Swiss Reinsurance Co. ADR	1,623,283
17,900	Swisscom AG ADR	698,830
32,400	Syngenta AG ADR(a)	1,641,384
96,130	UBS AG	4,421,980
78,200	Zurich Financial Services AG ADR(a)	2,296,648

		36,887,383

	United Kingdom—20.1%
109,516	Anglo American PLC ADR(a)	3,326,001
58,969	AstraZeneca PLC ADR(a)	2,525,053
47,425	BAE Systems PLC ADR	1,880,534
88,325	Barclays PLC ADR(a)	3,565,680
27,800	BG Group PLC ADR	3,181,980
47,250	BHP Billiton PLC ADR(a)	2,896,425

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
131,196	BP PLC ADR	$9,599,610
14,300	British Airways PLC ADR(a)	881,724
37,000	British American Tobacco PLC ADR(a)	2,906,720
62,100	British Land Co. PLC ADR(a)	1,168,176
20,300	British Sky Broadcasting Group PLC ADR(a)	993,076
39,520	BT Group PLC ADR	2,130,918
26,904	Cadbury Schweppes PLC ADR(a)	1,328,250
21,558	Centrica PLC ADR	1,539,519
174,200	Compass Group PLC ADR	1,069,762
29,795	Diageo PLC ADR	2,557,305
58,960	Friends Provident PLC ADR	1,917,762
112,151	GlaxoSmithKline PLC ADR	5,651,289
196,100	HBOS PLC ADR(a)	2,869,119
126,600	HSBC Holdings PLC ADR(a)	10,597,687
16,700	Imperial Tobacco Group PLC ADR	1,791,576
38,270	Intercontinental Hotels Group PLC ADR	665,898
11,920	International Power PLC ADR(a)	1,076,065
144,010	Invensys PLC ADR(a)	650,738
15,475	J Sainsbury PLC ADR	523,987
14,600	Johnson Matthey PLC ADR(a)	1,093,343
111,626	Kingfisher PLC ADR(a)	647,051

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
140,611	Ladbrokes PLC ADR(a)	$904,776
111,900	Legal & General Group PLC ADR	1,454,543
73,525	Lloyds TSB Group PLC ADR(a)	2,768,216
15,250	Marks & Spencer Group PLC ADR	1,019,986
25,928	National Grid PLC ADR(a)	2,163,692
40,800	Pearson PLC ADR	590,784
71,650	Prudential Corp. PLC ADR(a)	2,052,056
23,125	Reed Elsevier PLC ADR	1,246,438
54,500	Rentokil Initial PLC ADR	655,809
9,200	Reuters Group PLC ADR	700,856
18,160	Rexam PLC ADR(a)	756,426
11,000	Rio Tinto PLC ADR(a)	4,618,900
25,360	Rolls-Royce Group PLC ADR(a)	1,378,151
50,200	SABMiller PLC ADR(a)	1,414,987
48,200	Scottish & Southern Energy PLC ADR(a)	1,571,614
38,990	Signet Group PLC ADR(a)	549,759
12,300	Smith & Nephew PLC ADR(a)	706,266
18,150	Tate & Lyle PLC ADR	643,105
114,668	Tesco PLC ADR(a)	3,268,095
40,425	Tomkins PLC ADR	563,929
25,600	Trinity Mirror PLC ADR	355,187

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		US$ VALUE
	COMMON STOCKS (CONTINUED)
61,020	Unilever PLC ADR(a)	$2,283,368
33,100	United Utilities PLC ADR(a)	996,240
210,623	Vodafone Group PLC ADR	7,860,451
42,100	Wolseley PLC ADR(a)	621,830
9,640	WPP Group PLC ADR(a)	619,756

		110,800,468

	Total Common Stocks (Costs $409,341,087)	549,861,415

NUMBER OF SHARES		US$ VALUE
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—30.1%
	MONEY MARKET FUND—30.1%
165,909,926	BNY Institutional Cash Reserve Fund, 5.02%(b) (Cost $165,909,926)(c)	$165,909,926

	Total Investments (Cost $575,251,013)(d)—129.9%	715,771,341
	Liabilities in excess of other assets—(29.9%)	(164,756,841)

	Net Assets—100.0%	$551,014,500

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	Interest rate shown reflects the yield as of December 31, 2007.
(c)	At December 31, 2007, the total market value of the Fund’s securities on loan was $160,754,802 and the total value of the collateral held by the Fund was $165,909,926.
(d)	The cost of investments for Federal income tax purposes is $576,169,074. At December 31, 2007, net unrealized appreciation was $139,602,267 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $162,092,482 and aggregate gross unrealized depreciation of $22,490,215.

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

Industry Diversification

December 31, 2007

	US$ VALUE	% OF TOTAL NET ASSETS
Advertising	$1,119,799	0.2%
Aerospace/Defense	4,544,924	0.8
Agriculture	4,698,296	0.9
Airlines	7,376,942	1.3
Apparel	592,153	0.1
Auto Manufacturers	18,818,581	3.4
Auto Parts & Equipment	4,342,719	0.8
Banks	95,051,107	17.3
Beverages	11,012,247	2.0
Building Materials	7,568,480	1.4
Chemicals	16,752,417	3.0
Commercial Services	4,603,457	0.8
Computers	2,416,378	0.4
Cosmetics/Personal Care	6,565,556	1.2
Distribution/Wholesale	6,317,233	1.1
Diversified Financial Services	12,897,354	2.3
Electric	27,001,551	4.9
Electrical Components & Equipment	5,536,099	1.0
Electronics	7,103,619	1.3
Energy—Alternate Sources	947,456	0.2
Engineering & Construction	4,744,031	0.9
Entertainment	2,246,654	0.4
Environmental Control	906,862	0.2
Food	28,956,111	5.3
Food Service	3,071,604	0.6
Forest Products & Paper	3,398,565	0.6
Gas	1,539,519	0.3
Hand/Machine Tools	1,294,403	0.2
Healthcare—Products	1,888,390	0.3
Healthcare—Services	1,155,225	0.2
Holding Companies—Diversified	4,815,031	0.9
Home Builders	684,590	0.1
Home Furnishings	6,054,217	1.1
Lodging	665,898	0.1
Household Products/Wares	2,655,525	0.5
Housewares	365,233	0.1
Insurance	24,945,770	4.5
Internet	1,972,833	0.4
Iron/Steel	7,154,829	1.3
Leisure Time	1,699,051	0.3
Machinery—Construction & Mining	4,283,968	0.8

See notes to financial statements.

BNY HAMILTON INTERNATIONAL EQUITY FUND

Schedule of Investments (Continued)

Industry Diversification (Continued)

December 31, 2007

	US$ VALUE	% OF TOTAL NET ASSETS
Machinery—Diversified	$5,761,934	1.0%
Media	7,716,730	1.4
Metal Fabricate/Hardware	2,807,363	0.5
Mining	18,069,274	3.3
Miscellaneous Manufacturing	12,815,098	2.2
Money Market Fund	165,909,926	30.1
Office/Business Equipment	3,043,185	0.6
Oil & Gas	41,757,396	7.6
Oil & Gas Services	1,051,801	0.2
Packaging & Containers	1,738,115	0.3
Pharmaceuticals	26,878,475	4.9
Real Estate	12,086,847	2.2
Real Estate Investment Trusts	1,168,176	0.2
Retail	3,650,328	0.7
Semiconductors	405,072	0.1
Software	4,325,006	0.8
Telecommunications	43,480,878	7.9
Textiles	1,879,471	0.3
Toys/Games/Hobbies	2,335,498	0.4
Transportation	5,536,921	1.0
Water	3,589,170	0.7

Total value of investments	715,771,341	129.9
Liabilities in excess of other assets	(164,756,841)	(29.9)

Net Assets	$551,014,500	100.0%

See notes to financial statements.

BNY HAMILTON LARGE CAP EQUITY FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—97.9%
	Aerospace/Defense—1.0%
56,000	United Technologies Corp.	$4,286,240

	Auto Parts & Equipment—1.7%
205,650	Johnson Controls, Inc.	7,411,626

	Banks—1.7%
108,000	Bank of America Corp.	4,456,080
70,000	Wachovia Corp.(a)	2,662,100

		7,118,180

	Beverages—1.9%
110,000	PepsiCo, Inc.	8,349,000

	Chemicals—2.7%
57,500	Air Products and Chemicals, Inc.	5,671,225
87,000	PPG Industries, Inc.(a)	6,110,010

		11,781,235

	Computers—4.8%
59,300	Apple, Inc.*	11,746,144
115,650	Dell, Inc.*	2,834,582
243,150	Seagate Technology(a)	6,200,325

		20,781,051

	Cosmetics/Personal Care—4.0%
168,000	Avon Products, Inc.	6,641,040
65,000	Colgate-Palmolive Co.	5,067,400
74,375	Procter & Gamble Co.	5,460,613

		17,169,053

	Diversified Financial Services—6.4%
48,000	AllianceBernstein Holding LP	3,612,000
94,500	American Express Co.	4,915,890

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
192,000	Charles Schwab Corp. (The)	$4,905,600
55,000	CIT Group, Inc.	1,321,650
152,000	JP Morgan Chase & Co.	6,634,799
51,000	Merrill Lynch & Co., Inc.	2,737,680
65,000	Morgan Stanley	3,452,150

		27,579,769

	Electric—2.8%
80,000	Allegheny Energy, Inc.(a)	5,088,800
37,750	Edison International	2,014,718
50,700	Public Service Enterprise Group, Inc.	4,980,768

		12,084,286

	Electrical Components & Equipment—1.8%
133,000	Emerson Electric Co.	7,535,780

	Electronics—1.9%
317,150	LG. Philips LCD Co. Ltd. ADR (South Korea)*(a)	8,239,557

	Food—1.5%
184,000	Safeway, Inc.	6,294,640

	Healthcare—Products—2.0%
96,500	Johnson & Johnson	6,436,550
43,250	Medtronic, Inc.	2,174,178

		8,610,728

	Healthcare—Services—1.3%
65,500	WellPoint, Inc.*	5,746,315

	Insurance—6.0%
89,000	AFLAC, Inc.	5,574,070
80,000	Allstate Corp. (The)	4,178,400

See notes to financial statements.

BNY HAMILTON LARGE CAP EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
65,000	American International Group, Inc.	$3,789,500
55,000	Hartford Financial Services Group, Inc.	4,795,450
75,000	Lincoln National Corp.	4,366,500
56,500	Travelers Cos., Inc. (The)	3,039,700

		25,743,620

	Internet—1.3%
8,200	Google, Inc., Class A*	5,670,136

	Machinery—Construction & Mining—1.5%
88,000	Caterpillar, Inc.	6,385,280

	Machinery—Diversified—1.6%
72,150	Deere & Co.	6,718,608

	Miscellaneous Manufacturing—7.6%
47,500	Eaton Corp.	4,605,125
273,000	General Electric Co.	10,120,109
130,000	Honeywell International, Inc.(a)	8,004,100
136,000	Textron, Inc.	9,696,800

		32,426,134

	Oil & Gas—9.2%
87,350	BP PLC ADR (Britain)	6,391,400
60,000	Chevron Corp.	5,599,800
56,350	ConocoPhillips	4,975,705
106,800	Exxon Mobil Corp.	10,006,091
95,100	Marathon Oil Corp.(a)	5,787,786
119,000	Southwestern Energy Co.*	6,630,680

		39,391,462

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Oil & Gas Services—2.6%
178,200	BJ Services Co.	$4,323,132
68,650	Schlumberger Ltd.	6,753,101

		11,076,233

	Pharmaceuticals—7.1%
81,920	Abbott Laboratories	4,599,808
250,000	Bristol-Myers Squibb Co.	6,630,000
104,500	Gilead Sciences, Inc.*	4,808,045
36,000	Merck & Co., Inc.	2,091,960
215,500	Schering-Plough Corp.	5,740,920
141,500	Teva Pharmaceutical Industries Ltd. ADR (Israel)	6,576,920

		30,447,653

	Pipelines—1.4%
162,000	Williams Cos., Inc. (The)	5,796,360

	Real Estate Investment Trusts—1.4%
156,770	Digital Realty Trust, Inc.	6,015,265

	Retail—6.8%
134,150	Kohl’s Corp.*	6,144,070
138,750	PetSmart, Inc.(a)	3,264,788
195,000	Sonic Corp.*(a)	4,270,500
124,500	Target Corp.	6,224,999
209,700	Urban Outfitters, Inc.*(a)	5,716,422
70,000	Wal-Mart Stores, Inc.	3,327,100

		28,947,879

	Semiconductors—5.3%
395,700	Intel Corp.	10,549,362
69,850	MEMC Electronic Materials, Inc.*	6,181,027

See notes to financial statements.

BNY HAMILTON LARGE CAP EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
265,000	National Semiconductor Corp.	$5,999,600

		22,729,989

	Software—3.1%
300,200	Microsoft Corp.	10,687,120
109,000	Oracle Corp.*	2,461,220

		13,148,340

	Telecommunications—7.5%
178,500	AT&T, Inc.	7,418,460
116,100	Cisco Systems, Inc.*	3,142,827
379,650	Corning, Inc.	9,107,804
284,500	Foundry Networks, Inc.*(a)	4,984,440
171,000	Verizon Communications, Inc.	7,470,990

		32,124,521

	Total Common Stocks (Cost $332,943,465)	419,608,940

	MONEY MARKET FUND—1.2%
5,010,828	BNY Hamilton Money Fund (Institutional Shares), 4.95%(b) (Cost $5,010,828)	5,010,828

NUMBER OF SHARES		VALUE
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—5.1%
	MONEY MARKET FUND—5.1%
21,979,234	BNY Institutional Cash Reserve Fund, 5.02%(c) (Cost $21,979,234)(d)	$21,979,234

	Total Investments (Cost $359,933,527)(e)—104.2%	446,599,002
	Liabilities in excess of other assets—(4.2%)	(18,206,039)

	Net Assets—100.0%	$428,392,963

*	Non-income producing security.
ADR	American Depositary Receipt.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007.
(c)	Interest rate shown reflects the yield as of December 31, 2007.
(d)	At December 31, 2007, the total market value of the Fund’s securities on loan was $21,211,211 and the total value of the collateral held by the Fund was $21,979,234.
(e)	The cost of investments for Federal income tax purposes is $360,084,446. At December 31, 2007, net unrealized appreciation was $86,514,556 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $97,534,928 and aggregate gross unrealized depreciation of $11,020,372.

See notes to financial statements.

BNY HAMILTON LARGE CAP GROWTH FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—99.2%
	Aerospace/Defense—1.0%
18,750	United Technologies Corp.	$1,435,125

	Agriculture—1.0%
18,700	Altria Group, Inc.	1,413,346

	Auto Parts & Equipment—1.5%
59,350	Johnson Controls, Inc.	2,138,974

	Beverages—1.7%
32,200	PepsiCo, Inc.	2,443,980

	Biotechnology—2.2%
36,150	Celgene Corp.*	1,670,491
23,050	Genentech, Inc.*	1,545,964

		3,216,455

	Chemicals—3.6%
23,950	Monsanto Co.	2,674,975
27,950	Praxair, Inc.	2,479,445

		5,154,420

	Commercial Services—1.2%
40,900	Pharmaceutical Product Development, Inc.	1,651,133

	Computers—8.0%
30,750	Apple, Inc.*	6,090,960
69,600	Dell, Inc.*	1,705,896
31,200	Hewlett-Packard Co.	1,574,976
78,500	Seagate Technology (Cayman Islands)	2,001,750

		11,373,582

	Cosmetics/Personal Care—4.6%
73,550	Avon Products, Inc.	2,907,432
26,450	Colgate-Palmolive Co.	2,062,042

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
21,800	Procter & Gamble Co.	$1,600,556

		6,570,030

	Diversified Financial Services—4.0%
15,750	AllianceBernstein Holding LP	1,185,188
27,850	Ameriprise Financial, Inc.	1,534,814
83,900	Charles Schwab Corp. (The)	2,143,644
37,000	CIT Group, Inc.	889,110

		5,752,756

	Electric—1.4%
31,900	Allegheny Energy, Inc.	2,029,159

	Electrical Components & Equipment—1.9%
46,650	Emerson Electric Co.	2,643,189

	Electronics—2.9%
96,000	LG. Philips LCD Co., Ltd (South Korea) ADR*(a)	2,494,080
28,500	Thermo Fisher Scientific, Inc.*	1,643,880

		4,137,960

	Food—1.5%
62,000	Safeway, Inc.	2,121,020

	Healthcare—Products—1.8%
21,700	Johnson & Johnson	1,447,390
22,000	Medtronic, Inc.	1,105,940

		2,553,330

	Healthcare—Services—1.8%
29,000	WellPoint, Inc.*	2,544,170

See notes to financial statements.

BNY HAMILTON LARGE CAP GROWTH FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Insurance—2.0%
29,000	AFLAC, Inc.	$1,816,270
18,969	American International Group, Inc.	1,105,893

		2,922,163

	Internet—2.7%
5,475	Google, Inc., Class A*	3,785,853

	Machinery—Construction & Mining—1.6%
32,000	Caterpillar, Inc.	2,321,920

	Miscellaneous Manufacturing—8.1%
29,500	Danaher Corp.	2,588,330
16,000	Eaton Corp.	1,551,200
36,500	General Electric Co.	1,353,055
31,600	Honeywell International, Inc.	1,945,612
26,350	Illinois Tool Works, Inc.	1,410,779
38,700	Textron, Inc.	2,759,310

		11,608,286

	Oil & Gas—2.8%
24,200	ConocoPhillips	2,136,860
33,500	Southwestern Energy Co.*	1,866,620

		4,003,480

	Oil & Gas Services—4.8%
46,000	BJ Services Co.	1,115,960
19,400	National Oilwell Varco, Inc.*	1,425,124
15,000	Schlumberger Ltd.	1,475,550
14,280	Smith International, Inc.	1,054,578

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
26,000	Weatherford International Ltd.*	$1,783,600

		6,854,812

	Pharmaceuticals—8.2%
38,850	Abbott Laboratories	2,181,428
49,150	Bristol-Myers Squibb Co.	1,303,458
57,500	Gilead Sciences, Inc.*	2,645,574
36,000	Merck & Co., Inc.	2,091,960
47,850	Schering-Plough Corp.	1,274,724
46,550	Teva Pharmaceutical Industries Ltd. ADR (Israel)	2,163,644

		11,660,788

	Pipelines—1.1%
44,500	Williams Cos., Inc. (The)	1,592,210

	Real Estate Investment Trusts—1.4%
51,270	Digital Realty Trust, Inc.	1,967,230

	Retail—8.6%
46,300	Gamestop Corp.*	2,875,692
36,600	Kohl’s Corp.*	1,676,280
64,650	PetSmart, Inc.	1,521,215
62,500	Sonic Corp.*(a)	1,368,750
27,900	Target Corp.	1,395,000
70,950	Urban Outfitters, Inc.*(a)	1,934,096
31,550	Wal-Mart Stores, Inc.	1,499,572

		12,270,605

	Semiconductors—6.8%
176,400	Intel Corp.	4,702,824

See notes to financial statements.

BNY HAMILTON LARGE CAP GROWTH FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
36,250	MEMC Electronic Materials, Inc.*	$3,207,763
79,950	National Semiconductor Corp.	1,810,068

		9,720,655

	Software—5.4%
30,700	Electronic Arts, Inc.*(a)	1,793,187
145,100	Microsoft Corp.	5,165,560
36,700	Oracle Corp.*	828,686

		7,787,433

	Telecommunications—5.6%
101,850	Cisco Systems, Inc.*	2,757,080
116,800	Corning, Inc.	2,802,032
140,000	Foundry Networks, Inc.*	2,452,800

		8,011,912

	Total Common Stocks (Costs $115,732,923)	141,685,976

	MONEY MARKET FUND—0.2%
355,498	BNY Hamilton Money Fund (Institutional Shares), 4.95%(b) (Costs $355,498)	355,498

NUMBER OF SHARES		VALUE
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—2.0%
	MONEY MARKET FUND—2.0%
2,856,149	BNY Institutional Cash Reserve Fund, 5.02%(c) (Cost $2,856,149)(d)	$2,856,149

	Total Investments (Cost $118,944,570)(e)—101.4%	144,897,623
	Liabilities in excess of other assets—(1.4%)	(2,042,067)

	Net Assets—100.0%	$142,855,556

ADR	American Depositary Receipt.
*	Non-incoming producing security.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007.
(c)	Interest rate shown reflects the yield as of December 31, 2007.
(d)	At December 31, 2007, the total market value of the Fund’s securities on loan was $2,772,349 and the total value of the collateral held by the Fund was $2,856,149.
(e)	The cost of investments for Federal income tax purposes is $119,108,756. At December 31, 2007, net unrealized appreciation was $25,788,867 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $29,595,516 and aggregate gross unrealized depreciation of $3,806,649.

See notes to financial statements.

BNY HAMILTON LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—99.6%
	Aerospace/Defense—2.5%
110,000	United Technologies Corp.	$8,419,400

	Banks—8.7%
226,294	Bank of America Corp.	9,336,891
335,000	U.S. Bancorp	10,632,900
234,000	Wachovia Corp.	8,899,020

		28,868,811

	Chemicals—3.6%
50,000	duPont (E.I.) de Nemours & Co.	2,204,500
110,000	Praxair, Inc.	9,758,100

		11,962,600

	Computers—1.9%
122,000	NCR Corp.*(a)	3,062,200
122,000	Teradata Corp.*	3,344,020

		6,406,220

	Construction Materials—0.4%
20,000	Texas Industries, Inc.(a)	1,402,000

	Cosmetics/Personal Care—4.4%
200,000	Procter & Gamble Co.	14,684,000

	Diversified Financial Services—6.4%
110,000	CIT Group, Inc.	2,643,300
275,000	Citigroup, Inc.	8,096,000
10,000	Goldman Sachs Group, Inc.(a)	2,150,500
139,900	JPMorgan Chase & Co.	6,106,635
38,000	Morgan Stanley	2,018,180

		21,014,615

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Electric—1.4%
265,014	TECO Energy, Inc.(a)	$4,560,891

	Electrical Components & Equipment—2.7%
160,000	Emerson Electric Co.	9,065,600

	Engineering & Construction—1.1%
60,000	McDermott International, Inc.*	3,541,800

	Food—2.8%
160,000	General Mills, Inc.	9,120,000

	Healthcare—Products—6.9%
115,000	Becton, Dickinson & Co.	9,611,700
196,000	Johnson & Johnson	13,073,200

		22,684,900

	Home Furnishings—2.6%
105,000	Whirlpool Corp.(a)	8,571,150

	Insurance—1.6%
90,000	American International Group, Inc.	5,247,000

	Iron/Steel—3.7%
30,000	Allegheny Technologies, Inc.	2,592,000
95,000	Cleveland-Cliffs, Inc.(a)	9,576,000

		12,168,000

	Machinery—Construction & Mining—1.8%
81,000	Caterpillar, Inc.	5,877,360

	Media—0.7%
141,647	Idearc, Inc.(a)	2,487,321

	Miscellaneous Manufacturing—4.0%
66,000	Eaton Corp.	6,398,700
185,000	General Electric Co.	6,857,950

		13,256,650

See notes to financial statements.

BNY HAMILTON LARGE CAP VALUE FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Oil & Gas—12.6%
46,000	Chevron Corp.	$4,293,180
90,000	ConocoPhillips	7,947,000
230,000	Petrobras ADR(Brazil)	22,130,600
49,999	Transocean, Inc.*(a)	7,157,357

		41,528,137

	Oil & Gas Services—7.4%
40,000	Grant Prideco, Inc.*	2,220,400
150,000	Schlumberger Ltd.	14,755,500
110,000	Weatherford International Ltd.*	7,546,000

		24,521,900

	Pharmaceuticals—2.6%
170,000	GlaxoSmithKline PLC ADR(Great Britain)	8,566,300

	Pipelines—3.9%
276,000	National Fuel Gas Co.	12,883,680

	Retail—4.7%
130,000	J. C. Penney Co., Inc.	5,718,700
220,000	Limited Brands, Inc.	4,164,600
150,000	Nordstrom, Inc.(a)	5,509,500

		15,392,800

	Semiconductors—2.5%
246,000	Texas Instruments, Inc.	8,216,400

	Telecommunications—7.3%
290,000	AT&T, Inc.	12,052,400
275,000	Verizon Communications, Inc.	12,014,750

		24,067,150

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Transportation—1.4%
48,000	GulfMark Offshore, Inc.*(a)	$2,245,920
45,000	Norfolk Southern Corp.	2,269,800

		4,515,720

	Total Common Stocks (Cost $285,540,269)	329,030,405

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—9.5%
	MONEY MARKET FUND—9.5%
31,540,776	BNY Institutional Cash Reserve Fund, 5.02%(b) (Cost $31,540,776)(c)	31,540,776

	Total Investments (Cost $317,081,045)(d)—109.1%	360,571,181
	Liabilities in excess of other assets—(9.1%)	(30,076,638)

	Net Assets—100.0%	$330,494,543

*	Non-income producing security.
ADR	American Depositary Receipt.
(a)	Security, or portion thereof, was on loan at December 31, 2007.
(b)	Interest rate shown reflects the yield as of December 31, 2007.
(c)	At December 31, 2007, the total market value of the Fund’s securities on loan was $30,651,898 and the total value of the collateral held by the Fund was $31,540,776.
(d)	The cost of investments for Federal income tax purposes is $317,636,365. At December 31, 2007, net unrealized appreciation was $42,934,816 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $63,660,723 and aggregate gross unrealized depreciation of $20,725,907.

See notes to financial statements.

BNY HAMILTON MULTI-CAP EQUITY FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—98.7%
	Aerospace/Defense—2.1%
11,600	Lockheed Martin Corp.	$1,221,016

	Banks—4.1%
11,000	M&T Bank Corp.	897,270
38,000	National City Corp.(a)	625,480
48,000	TCF Financial Corp.	860,640

		2,383,390

	Beverages—5.4%
26,000	Coca-Cola Co. (The)	1,595,620
21,000	PepsiCo, Inc.	1,593,900

		3,189,520

	Biotechnology—2.2%
20,000	Charles River Laboratories International, Inc.*(a)	1,316,000

	Building Materials—1.8%
35,000	Universal Forest Products, Inc.(a)	1,031,100

	Commercial Services—2.6%
30,000	DeVry, Inc.	1,558,800

	Diversified Financial Services—3.1%
18,000	Capital One Financial Corp.(a)	850,680
33,000	Citigroup, Inc.	971,520

		1,822,200

	Electric—5.5%
75,000	AES Corp.* (The)	1,604,250
34,000	Dominion Resources, Inc.(a)	1,613,300

		3,217,550

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Electronics—3.7%
30,000	II-VI, Inc.*	$916,500
68,000	Flextronics International Ltd. (Singapore)*	820,080
29,000	Jabil Circuit, Inc.	442,830

		2,179,410

	Engineering & Construction—3.9%
24,000	Jacobs Engineering Group, Inc.*	2,294,640

	Food—2.2%
23,000	General Mills, Inc.	1,311,000

	Hand/Machine Tools—1.7%
14,050	Lincoln Electric Holdings, Inc.	1,000,079

	Healthcare—Products—5.1%
20,000	Johnson & Johnson	1,334,000
22,000	Stryker Corp.	1,643,840

		2,977,840

	Healthcare—Services—2.4%
24,000	Aetna, Inc.	1,385,520

	Home Builders—2.1%
32,700	Thor Industries, Inc.(a)	1,242,927

	Housewares—2.2%
50,000	Newell Rubbermaid, Inc.	1,294,000

	Insurance—1.9%
19,300	American International Group, Inc.	1,125,190

	Internet—1.6%
27,400	Akamai Technologies, Inc.*(a)	948,040

See notes to financial statements.

BNY HAMILTON MULTI-CAP EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Machinery—Construction & Mining—2.5%
20,000	Caterpillar, Inc.	$1,451,200

	Machinery—Diversified—1.8%
30,700	Zebra Technologies Corp.*(a)	1,065,290

	Media—1.5%
49,200	Comcast Corp., Class A*	898,392

	Miscellaneous Manufacturing—7.2%
21,900	Ceradyne, Inc.*	1,027,767
50,000	General Electric Co.	1,853,500
22,000	Honeywell International, Inc.	1,354,540

		4,235,807

	Oil & Gas—4.4%
13,000	Exxon Mobil Corp.	1,217,970
17,000	Noble Energy, Inc.	1,351,840

		2,569,810

	Oil & Gas Services—3.0%
8,900	Schlumberger Ltd.	875,493
12,900	Weatherford International Ltd.*	884,940

		1,760,433

	Pharmaceuticals—6.4%
47,000	Bristol-Myers Squibb Co.	1,246,440
25,000	Merck & Co., Inc.	1,452,750
46,000	Pfizer, Inc.	1,045,580

		3,744,770

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Pipelines—2.4%
26,000	Questar Corp.	$1,406,600

	Real Estate Investment Trusts—1.4%
48,000	CapitalSource, Inc.(a)	844,320

	Retail—1.9%
30,000	Walgreen Co.	1,142,400

	Semiconductors—6.1%
30,000	Analog Devices, Inc.	951,000
75,000	Applied Materials, Inc.	1,332,000
38,600	Texas Instruments, Inc.	1,289,240

		3,572,240

	Software—4.3%
42,000	Microsoft Corp.	1,495,200
29,300	Paychex, Inc.	1,061,246

		2,556,446

	Telecommunications—2.2%
31,382	AT&T, Inc.	1,304,236

	Total Common Stocks (Cost $45,812,635)	58,050,166

	MONEY MARKET FUND—1.4%
816,467	BNY Hamilton Money Fund (Institutional Shares), 4.95%(b) (Cost $816,467)	816,467

See notes to financial statements.

BNY HAMILTON MULTI-CAP EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—13.4%
	MONEY MARKET FUND—13.4%
7,918,731	BNY Institutional Cash Reserve Fund, 5.02%(c) (Cost $7,918,731)(d)	$7,918,731

	Total Investments (Cost $54,547,833)(e)—113.5%	66,785,364
	Liabilities in excess of other assets—(13.5%)	(7,950,203)

	Net Assets—100.0%	$58,835,161

*	Non-income producing security.
(a)	Security, or portion thereof, was on loan at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007.
(c)	Interest rate shown reflects the yield as of December 31, 2007.
(d)	At December 31, 2007, the total market value of the Fund’s securities on loan was $7,682,173 and the total value of the collateral held by the Fund was $7,918,731.
(e)	The cost of investments for Federal income tax purposes is $54,525,942. At December 31, 2007, net unrealized appreciation was $12,259,422 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $16,981,021 and aggregate gross unrealized depreciation of $4,721,599.

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—98.9%
	Advertising—0.2%
4,705	Interpublic Group of Cos., Inc. (The)*(a)	$38,158
3,265	Omnicom Group, Inc.	155,185

		193,343

	Aerospace/Defense—2.3%
7,741	Boeing Co. (The)	677,028
4,019	General Dynamics Corp.	357,651
1,250	Goodrich Corp.	88,263
1,255	L-3 Communications Holdings, Inc.	132,955
3,466	Lockheed Martin Corp.	364,831
3,380	Northrop Grumman Corp.	265,803
4,285	Raytheon Co.	260,100
1,630	Rockwell Collins, Inc.	117,311
9,871	United Technologies Corp.	755,525

		3,019,467

	Agriculture—1.6%
21,035	Altria Group, Inc.	1,589,825
6,417	Archer-Daniels-Midland Co.	297,941
1,709	Reynolds American, Inc.(a)	112,726
1,565	UST, Inc.(a)	85,762

		2,086,254

	Airlines—0.1%
7,330	Southwest Airlines Co.	89,426

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Apparel—0.4%
3,676	Coach, Inc.*	$112,412
850	Jones Apparel Group, Inc.	13,592
990	Liz Claiborne, Inc.(a)	20,147
3,836	NIKE, Inc., Class B	246,424
590	Polo Ralph Lauren Corp.	36,456
880	V.F. Corp.	60,421

		489,452

	Auto Manufacturers—0.4%
21,072	Ford Motor Co.*(a)	141,815
5,648	General Motors Corp.(a)	140,579
3,677	PACCAR, Inc.(a)	200,322

		482,716

	Auto Parts & Equipment—0.2%
2,395	Goodyear Tire & Rubber Co. (The)*(a)	67,587
5,930	Johnson Controls, Inc.	213,717

		281,304

	Banks—5.2%
44,319	Bank of America Corp.	1,828,603
11,373	Bank of New York Mellon Corp. (The)	554,547
5,486	BB&T Corp.	168,256
1,510	Comerica, Inc.	65,730
1,944	Commerce Bancorp, Inc.	74,144
5,317	Fifth Third Bancorp	133,616
1,260	First Horizon National Corp.(a)	22,869

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
3,650	Huntington Bancshares, Inc.(a)	$53,874
3,880	KeyCorp(a)	90,986
746	M&T Bank Corp.	60,851
2,565	Marshall & Ilsley Corp	67,921
6,327	National City Corp.	104,142
1,910	Northern Trust Corp.	146,268
3,490	PNC Financial Services Group, Inc.	229,119
6,938	Regions Financial Corp.	164,084
3,856	State Street Corp.	313,107
3,488	SunTrust Banks, Inc.	217,965
3,275	Synovus Financial Corp.	78,862
17,241	U.S. Bancorp	547,229
19,724	Wachovia Corp.	750,104
33,694	Wells Fargo & Co.	1,017,222
1,077	Zions Bancorp.	50,285

		6,739,784

	Beverages—2.4%
7,328	Anheuser-Busch Cos., Inc.	383,548
865	Brown-Forman Corp., Class B(a)	64,105
19,849	Coca-Cola Co. (The)	1,218,133
2,855	Coca-Cola Enterprises, Inc.	74,316
1,935	Constellation Brands, Inc., Class A*(a)	45,743
1,365	Molson Coors Brewing Co.	70,461
16,073	PepsiCo, Inc.	1,219,940
1,386	Pepsi Bottling Group, Inc.	54,692

		3,130,938

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Biotechnology—0.8%
10,862	Amgen, Inc.*	$504,431
2,930	Biogen Idec, Inc.*(a)	166,776
3,855	Celgene Corp.*	178,140
2,655	Genzyme Corp.*	197,638
545	Millipore Corp.*(a)	39,883

		1,086,868

	Building Materials—0.1%
3,680	Masco Corp.	79,525
1,710	Trane, Inc.	79,874

		159,399

	Chemicals—1.9%
2,150	Air Products and Chemicals, Inc.	212,055
560	Ashland, Inc.	26,561
9,432	Dow Chemical Co. (The)	371,809
8,979	duPont (E.I.) de Nemours & Co.	395,884
810	Eastman Chemical Co.	49,483
1,745	Ecolab, Inc.	89,361
1,150	Hercules, Inc.	22,253
813	International Flavors & Fragrances, Inc.	39,130
5,463	Monsanto Co.	610,161
1,635	PPG Industries, Inc.	114,826
3,156	Praxair, Inc.	279,969
1,250	Rohm and Haas Co.(a)	66,338
1,040	Sherwin-Williams Co. (The)	60,362
1,300	Sigma-Aldrich Corp.	70,980

		2,409,172

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Coal—0.2%
1,815	CONSOL Energy, Inc.	$129,809
2,645	Peabody Energy Corp.(a)	163,038

		292,847

	Commercial Services—0.6%
1,365	Apollo Group, Inc., Class A*	95,755
1,300	Convergys Corp.*	21,398
1,316	Equifax, Inc.	47,850
3,245	H&R Block, Inc.	60,260
2,890	McKesson Corp.	189,323
1,275	Monster Worldwide, Inc.*(a)	41,310
2,140	Moody’s Corp.(a)	76,398
2,140	R. R. Donnelley & Sons Co.	80,764
1,605	Robert Half International, Inc.	43,399
7,496	Western Union Co. (The)	182,003

		838,460

	Computers—4.8%
1,005	Affiliated Computer Services, Inc.*	45,326
8,746	Apple, Inc.*	1,732,407
2,899	Cognizant Technology Solutions Corp., Class A*(a)	98,392
1,735	Computer Sciences Corp.*	85,830
22,377	Dell, Inc.*	548,460
5,110	Electronic Data Systems Corp.	105,930

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
20,950	EMC Corp.*	$388,204
25,743	Hewlett-Packard Co.	1,299,507
13,763	International Business Machines Corp.(a)	1,487,780
945	Lexmark International, Inc.*	32,943
3,435	Network Appliance, Inc.*(a)	85,738
2,280	SanDisk Corp.*	75,628
8,272	Sun Microsystems, Inc.*	149,971
1,805	Teradata Corp.*	49,475
3,470	Unisys Corp.*	16,413

		6,202,004

	Cosmetics/Personal Care—2.2%
4,285	Avon Products, Inc.	169,386
5,092	Colgate-Palmolive Co.	396,972
1,135	Estee Lauder Cos, Inc. (The)	49,497
31,013	Procter & Gamble Co.	2,276,975

		2,892,830

	Distribution/Wholesale—0.1%
1,675	Genuine Parts Co.	77,553
675	W.W. Grainger, Inc.	59,076

		136,629

	Diversified Financial Services—6.6%
11,676	American Express Co.	607,386
2,315	Ameriprise Financial, Inc.	127,580
1,153	Bear Stearns Cos., Inc. (The)	101,752
3,901	Capital One Financial Corp.(a)	184,361

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
9,350	Charles Schwab Corp. (The)	$238,893
1,890	CIT Group, Inc.	45,417
49,850	Citigroup, Inc.	1,467,583
547	CME Group, Inc.	375,242
5,777	Countrywide Financial Corp.(a)	51,646
4,767	Discover Financial Services	71,886
4,230	E*TRADE Financial Corp.*(a)	15,017
9,768	Fannie Mae	390,525
865	Federated Investors, Inc., Class B	35,603
1,616	Franklin Resources, Inc.	184,919
6,604	Freddie Mac	224,998
3,972	Goldman Sachs Group, Inc.	854,178
695	IntercontinentalExchange, Inc.*	133,788
1,530	Janus Capital Group, Inc.(a)	50,261
33,541	JPMorgan Chase & Co.	1,464,064
1,341	Legg Mason, Inc.	98,094
5,295	Lehman Brothers Holdings, Inc.	346,505
8,547	Merrill Lynch & Co., Inc.	458,803
10,595	Morgan Stanley	562,700
2,645	NYSE Euronext(a)	232,152
5,130	SLM Corp.	103,318
2,635	T. Rowe Price Group, Inc.	160,419

		8,587,090

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Electric—3.3%
6,680	AES Corp. (The)*	$142,885
1,660	Allegheny Energy, Inc.(a)	105,593
2,075	Ameren Corp.(a)	112,486
3,995	American Electric Power Co., Inc.	186,007
3,205	CenterPoint Energy, Inc.(a)	54,902
2,245	CMS Energy Corp.	39,018
2,713	Consolidated Edison, Inc.(a)	132,530
1,805	Constellation Energy Group, Inc.	185,067
5,842	Dominion Resources, Inc.(a)	277,202
1,635	DTE Energy Co.(a)	71,875
12,592	Duke Energy Corp.	253,981
4,950	Dynegy, Inc., Class A*	35,343
3,255	Edison International	173,719
1,940	Entergy Corp.(a)	231,869
6,593	Exelon Corp.	538,252
3,046	FirstEnergy Corp.	220,348
4,065	FPL Group, Inc.	275,526
761	Inetgrys Energy Group, Inc.(a)	39,336
2,000	Pepco Holdings, Inc.	58,660
3,535	PG&E Corp.	152,323
1,000	Pinnacle West Capital Corp.(a)	42,410
3,718	PPL Corp.(a)	193,671
2,586	Progress Energy, Inc.	125,240
2,540	Public Service Enterprise Group, Inc.	249,530

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
7,585	Southern Co. (The)	$293,918
2,100	TECO Energy, Inc.(a)	36,141
4,192	Xcel Energy, Inc.	94,613

		4,322,445

	Electrical Component & Equipment—0.4%
7,860	Emerson Electric Co.	445,347
1,409	Molex, Inc.	38,466

		483,813

	Electronics—0.6%
3,860	Agilent Technologies, Inc.*	141,816
1,676	Applera Corp. - Applied Biosystems Group	56,850
2,075	Jabil Circuit, Inc.	31,685
1,180	PerkinElmer, Inc.	30,704
4,215	Thermo Fisher Scientific, Inc.*	243,122
4,965	Tyco Electronics Ltd. (Bermuda)	184,350
1,005	Waters Corp.*	79,465

		767,992

	Engineering & Construction—0.2%
885	Fluor Corp.	128,962
1,210	Jacobs Engineering Group, Inc.(a)	115,688

		244,650

	Entertainment—0.1%
3,150	International Game Technology	138,380

	Environmental Control—0.2%
2,890	Allied Waste Industries, Inc.*(a)	31,848

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
5,075	Waste Management, Inc.	$165,800

		197,648

	Food—1.7%
2,223	Campbell Soup Co.	79,428
4,865	ConAgra Foods, Inc.	115,738
1,310	Dean Foods Co.	33,877
3,372	General Mills, Inc.	192,204
1,675	Hershey Co. (The)(a)	65,995
3,165	H.J. Heinz Co.	147,742
2,634	Kellogg Co.	138,101
15,450	Kraft Foods, Inc., Class A	504,133
6,800	Kroger Co. (The)	181,628
1,275	McCormick & Co., Inc.	48,335
4,415	Safeway, Inc.	151,037
7,231	Sara Lee Corp.(a)	116,130
2,109	SUPER VALU, INC.	79,130
6,070	SYSCO Corp.	189,445
2,730	Tyson Foods, Inc., Class A	41,851
1,390	Whole Foods Market, Inc.	56,712
2,175	Wm. Wrigley Jr. Co.	127,346

		2,268,832

	Forest Products & Paper—0.3%
4,275	International Paper Co.	138,425
1,841	MeadWestvaco Corp.	57,623
1,720	Plum Creek Timber Co., Inc.(a)	79,189
2,092	Weyerhaeuser Co.(a)	154,264

		429,501

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Gas—0.2%
450	NICOR, Inc.	$19,058
2,737	NiSource, Inc.	51,702
2,610	Sempra Energy	161,506

		232,266

	Hand/Machine Tools—0.1%
627	Black & Decker Corp.	43,671
575	Snap-on, Inc.	27,738
820	Stanley Works (The)	39,754

		111,163

	Healthcare—Products—3.2%
6,334	Baxter International, Inc.	367,689
2,439	Becton, Dickinson & Co.	203,852
13,396	Boston Scientific Corp.*	155,795
1,020	C. R. Bard, Inc.	96,696
4,970	Covidien Ltd.	220,121
28,578	Johnson & Johnson	1,906,152
11,289	Medtronic, Inc.	567,498
1,395	Patterson Cos., Inc.*(a)	47,360
3,417	St. Jude Medical, Inc.*	138,867
2,376	Stryker Corp.	177,535
1,250	Varian Medical Systems, Inc.*(a)	65,200
2,345	Zimmer Holdings, Inc.*	155,122

		4,101,887

	Healthcare—Services—1.5%
4,999	Aetna, Inc.	288,592
1,545	Coventry Health Care, Inc.*	91,541
1,695	Humana, Inc.*	127,650
1,150	Laboratory Corp. of America Holdings *(a)	86,860

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
1,565	Quest Diagnostics, Inc.	$82,789
4,730	Tenet Healthcare Corp.*(a)	24,028
12,906	UnitedHealth Group, Inc.(a)	751,130
5,706	WellPoint, Inc.*	500,587

		1,953,177

	Holding Companies—Diversified—0.1%
1,690	Leucadia National Corp.(a)	79,599

	Home Builders—0.1%
1,210	Centex Corp.(a)	30,565
2,763	D.R. Horton, Inc.(a)	36,388
765	KB Home(a)	16,524
1,390	Lennar Corp.(a)	24,867
2,120	Pulte Homes, Inc.(a)	22,345

		130,689

	Home Furnishings—0.1%
605	Harman International Industries, Inc.	44,595
771	Whirlpool Corp.(a)	62,936

		107,531

	Household Products/Wares—0.4%
1,065	Avery Dennison Corp.	56,594
1,385	Clorox Co.	90,260
1,525	Fortune Brands, Inc.	110,349
4,226	Kimberly-Clark Corp.	293,031

		550,234

	Housewares—0.1%
2,785	Newell Rubbermaid, Inc.	72,076

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Insurance—4.4%
3,290	ACE Ltd. (Bermuda)	$203,256
4,872	AFLAC, Inc.	305,133
5,698	Allstate Corp. (The)	297,607
1,010	Ambac Financial Group, Inc.(a)	26,028
25,325	American International Group, Inc.	1,476,447
2,930	Aon Corp.	139,732
955	Assurant, Inc.	63,890
3,831	Chubb Corp. (The)	209,096
2,786	CIGNA Corp.	149,692
1,658	Cincinnati Financial Corp.	65,557
4,380	Genworth Financial, Inc.	111,471
3,136	Hartford Financial Services Group, Inc.	273,428
2,689	Lincoln National Corp.	156,554
4,389	Loews Corp.	220,942
5,192	Marsh & McLennan Cos., Inc.	137,432
1,250	MBIA, Inc.(a)	23,288
7,394	MetLife, Inc.	455,618
815	MGIC Investment Corp.(a)	18,280
2,615	Principal Financial Group, Inc.	180,017
6,971	Progressive Corp. (The)(a)	133,564
4,535	Prudential Financial, Inc.	421,936
946	SAFECO Corp.	52,673

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
920	Torchmark Corp.	$55,688
6,440	Travelers Cos., Inc. (The)	346,472
3,600	Unum Group	85,644
1,781	XL Capital Ltd., Class A (Bermuda)	89,602

		5,699,047

	Internet—2.3%
1,660	Akamai Technologies, Inc.*(a)	57,436
3,070	Amazon.Com, Inc.*	284,405
11,350	eBay, Inc.*(a)	376,707
2,070	Expedia, Inc.*(a)	65,453
2,312	Google, Inc., Class A*	1,598,701
1,840	IAC/InterActive Corp*(a)	49,533
8,658	Symantec Corp.*	139,740
2,205	VeriSign, Inc.*(a)	82,930
13,345	Yahoo!, Inc.*(a)	310,405

		2,965,310

	Investment Companies—0.0%
1,915	American Capital Strategies Ltd.(a)	63,118

	Iron/Steel—0.3%
1,020	Allegheny Technologies, Inc.	88,128
2,875	Nucor Corp.	170,257
1,180	United States Steel Corp.	142,674

		401,059

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Leisure Time—0.3%
875	Brunswick Corp.(a)	$14,919
4,360	Carnival Corp.	193,976
2,410	Harley-Davidson, Inc.	112,571

		321,466

	Lodging—0.3%
1,875	Harrah’s Entertainment, Inc.	166,406
3,122	Marriott International, Inc., Class A(a)	106,710
1,990	Starwood Hotels & Resorts Worldwide, Inc.	87,620
1,775	Wyndham Worldwide Corp.	41,819

		402,555

	Machinery—Construction & Mining—0.4%
6,350	Caterpillar, Inc.	460,756
1,025	Terex Corp.*	67,209

		527,965

	Machinery—Diversified—0.6%
1,020	Cummins, Inc.	129,917
4,431	Deere & Co.	412,615
1,295	Manitowoc Co., Inc. (The)	63,235
1,490	Rockwell Automation, Inc.	102,750

		708,517

	Media—2.6%
6,839	CBS Corp., Class B	186,363
4,970	Clear Channel Communications, Inc.	171,564

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
30,688	Comcast Corp., Class A*(a)	$560,363
7,165	DIRECTV Group, Inc. (The)*	165,655
895	EW Scripps Co., Class A(a)	40,284
2,315	Gannett Co., Inc.	90,285
3,284	McGraw-Hill Cos., Inc. (The)	143,872
380	Meredith Corp.	20,892
1,435	New York Times Co., Class A (The)(a)	25,156
23,097	News Corp., Ltd., Class A (The)(a)	473,258
36,094	Time Warner, Inc.	595,912
6,555	Viacom, Inc., Class B*(a)	287,896
19,005	Walt Disney Co. (The)	613,480
58	Washington Post Co., Class B	45,903

		3,420,883

	Metal Fabricate/Hardware—0.1%
1,380	Precision Castparts Corp.	191,405

	Mining—0.8%
8,469	Alcoa, Inc.	309,542
3,816	Freeport-McMoRan Copper & Gold, Inc., Class B	390,911
4,511	Newmont Mining Corp.	220,272
870	Titanium Metals Corp.(a)	23,012

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
1,080	Vulcan Materials Co.(a)	$85,417

		1,029,154

	Miscellaneous Manufacturing—4.9%
7,123	3M Co.	600,612
1,800	Cooper Industries, Ltd.	95,184
2,530	Danaher Corp.	221,982
1,985	Dover Corp.	91,489
2,875	Eastman Kodak Co.(a)	62,876
1,465	Eaton Corp.	142,032
100,917	General Electric Co.	3,740,994
7,458	Honeywell International, Inc.	459,189
4,130	Illinois Tool Works, Inc.	221,120
2,718	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	126,305
1,810	ITT Corp.	119,532
1,695	Leggett & Platt, Inc.	29,561
1,225	Pall Corp.	49,392
1,682	Parker-Hannifin Corp.	126,671
2,490	Textron, Inc.	177,537
4,940	Tyco International Ltd. (Bermuda)	195,871

		6,460,347

	Office/Business Equipment—0.2%
2,165	Pitney Bowes, Inc.	82,357
9,230	Xerox Corp.	149,433

		231,790

	Oil & Gas—10.2%
4,657	Anadarko Petroleum Corp.	305,918
3,308	Apache Corp.	355,742

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
4,534	Chesapeake Energy Corp.	$177,733
21,084	Chevron Corp.	1,967,770
15,973	ConocoPhillips	1,410,416
4,445	Devon Energy Corp.	395,205
1,445	ENSCO International, Inc.	86,151
2,460	EOG Resources, Inc.	219,555
54,558	Exxon Mobil Corp.	5,111,538
2,775	Hess Corp.	279,887
7,093	Marathon Oil Corp.	431,680
1,880	Murphy Oil Corp.	159,499
2,826	Nabors Industries Ltd. (Bermuda)*	77,404
2,675	Noble Corp.	151,164
1,715	Noble Energy, Inc.	136,377
8,274	Occidental Petroleum Corp.	637,015
1,490	Range Resources Corp.	76,526
1,110	Rowan Cos., Inc.(a)	43,801
1,177	Sunoco, Inc.	85,262
1,370	Tesoro Corp	65,349
3,176	Transocean, Inc.(a)	454,645
5,495	Valero Energy Corp.	384,815
4,828	XTO Energy, Inc.	247,966

		13,261,418

	Oil & Gas Services—1.9%
3,180	Baker Hughes, Inc.	257,898
2,920	BJ Services Co.	70,839
8,796	Halliburton Co.	333,456
3,560	National Oilwell Varco, Inc.*	261,518
11,945	Schlumberger Ltd.	1,175,030

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
2,000	Smith International, Inc.	$147,700
3,370	Weatherford International Ltd.*	231,182

		2,477,623

	Packaging & Containers—0.1%
1,005	Ball Corp.	45,225
1,000	Bemis Co., Inc.	27,380
1,300	Pactiv Corp.*	34,619
1,610	Sealed Air Corp.(a)	37,255

		144,479

	Pharmaceuticals—5.7%
15,430	Abbott Laboratories	866,394
3,065	Allergan, Inc.	196,896
1,676	AmerisourceBergen Corp.	75,202
1,075	Barr Pharmaceuticals, Inc.*	57,083
19,753	Bristol-Myers Squibb Co.	523,850
3,612	Cardinal Health, Inc.	208,593
9,856	Eli Lilly & Co.	526,212
2,520	Express Scripts, Inc.*	183,960
3,115	Forest Laboratories, Inc.*	113,542
9,293	Gilead Sciences, Inc.*	427,571
1,575	Hospira, Inc.*	67,158
2,436	King Pharmaceuticals, Inc.*	24,945
2,672	Medco Health Solutions, Inc.*	270,941
21,737	Merck & Co., Inc.	1,263,136
3,015	Mylan Laboratories, Inc.*(a)	42,391

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
68,200	Pfizer, Inc.	$1,550,185
16,173	Schering-Plough Corp.	430,849
1,035	Watson Pharmaceuticals, Inc.*(a)	28,090
13,372	Wyeth	590,909

		7,447,907

	Pipelines—0.5%
6,990	El Paso Corp.	120,508
1,727	Questar Corp.	93,431
6,311	Spectra Energy Corp.	162,950
5,926	Williams Cos., Inc. (The)	212,032

		588,921

	Real Estate—0.0%
1,972	CB Richard Ellis Group, Inc.*(a)	42,497

	Real Estate Investment Trusts—0.9%
955	Apartment Investment & Management Co., Class A	33,167
790	AvalonBay Communities, Inc.	74,371
1,190	Boston Properties, Inc.	109,254
1,225	Developers Diversified Realty Corp.	46,905
2,706	Equity Residential	98,688
2,435	General Growth Properties, Inc.(a)	100,273
5,215	Host Hotels & Resorts, Inc.	88,864
2,522	Kimco Realty Corp.	91,801
2,570	Prologis	162,887
1,245	Public Storage, Inc.	91,395

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
2,230	Simon Property Group, Inc.	$193,697
1,337	Vornado Realty Trust	117,589

		1,208,891

	Retail—4.9%
860	Abercrombie & Fitch Co.	68,774
1,375	AutoNation, Inc.*(a)	21,533
444	AutoZone, Inc.*	53,240
2,645	Bed Bath & Beyond, Inc.*	77,737
3,505	Best Buy Co., Inc.	184,538
900	Big Lots, Inc.*	14,391
1,680	Circuit City Stores, Inc.	7,056
4,335	Costco Wholesale Corp.	302,410
14,746	CVS Corp.	586,154
1,415	Darden Restaurants, Inc.	39,210
570	Dillard’s, Inc.	10,705
1,400	Family Dollar Stores, Inc.(a)	26,922
1,590	GameStop Corp.*	98,755
4,650	GAP, Inc. (The)	98,952
16,850	Home Depot, Inc.	453,939
2,215	J. C. Penney Co., Inc.	97,438
3,131	Kohl’s Corp.*	143,400
3,100	Limited Brands, Inc.	58,683
14,604	Lowe’s Cos., Inc.	330,342
4,323	MACY’S, Inc.	111,836
11,810	McDonald’s Corp.	695,726
1,875	Nordstrom, Inc.	68,869
2,725	Office Depot, Inc.*	37,905
750	OfficeMax, Inc.	15,495
1,305	RadioShack Corp.(a)	22,002

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
728	Sears Holdings Corp.*(a)	$74,292
7,057	Staples, Inc.	162,805
7,292	Starbucks Corp.*	149,267
8,298	Target Corp.	414,900
1,355	Tiffany & Co.	62,371
4,362	TJX Cos., Inc.	125,320
9,903	Walgreen Co.	377,106
23,593	Wal-Mart Stores, Inc.	1,121,374
870	Wendy’s International, Inc.	22,481
5,080	Yum! Brands, Inc.	194,412

		6,330,340

	Savings & Loans—0.2%
5,195	Hudson City Bancorp, Inc.	78,029
3,597	Sovereign Bancorp, Inc.(a)	41,006
8,672	Washington Mutual, Inc.(a)	118,026

		237,061

	Semiconductors—2.7%
6,026	Advanced Micro Devices, Inc.*(a)	45,195
3,350	Altera Corp.	64,722
3,030	Analog Devices, Inc.	96,051
13,760	Applied Materials, Inc.	244,378
4,695	Broadcom Corp.*	122,727
58,385	Intel Corp.	1,556,545
1,820	KLA-Tencor Corp.	87,651
2,230	Linear Technology Corp.(a)	70,981
7,045	LSI Logic Corp.*(a)	37,409

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
2,290	MEMC Electronic Materials, Inc.*	$202,642
2,140	Microchip Technology, Inc.(a)	67,239
7,590	Micron Technology, Inc.*(a)	55,028
2,346	National Semiconductor Corp.	53,113
1,160	Novellus Systems, Inc.*(a)	31,981
5,549	NVIDIA Corp.*	188,777
1,365	QLogic Corp.*	19,383
1,730	Teradyne, Inc.*	17,888
13,962	Texas Instruments, Inc.(a)	466,331
2,935	Xilinx, Inc.(a)	64,188

		3,492,229

	Software—4.0%
5,729	Adobe Systems, Inc.*	244,800
2,306	Autodesk, Inc.*	114,747
5,255	Automatic Data Processing, Inc.	234,005
1,955	BMC Software, Inc.*	69,676
3,910	CA, Inc.	97,555
1,895	Citrix Systems, Inc.*	72,029
2,855	Compuware Corp.*	25,352
3,145	Electronic Arts, Inc.*(a)	183,699
1,705	Fidelity National Information Services, Inc.	70,911
1,645	Fiserv, Inc.*	91,281
1,935	IMS Health, Inc.	44,582
3,319	Intuit, Inc.*	104,914

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
80,343	Microsoft Corp.	$2,860,211
3,490	Novell, Inc.*	23,976
39,375	Oracle Corp.*	889,088
3,330	Paychex, Inc.	120,613
415	Total System Services, Inc.	11,620

		5,259,059

	Telecommunications—6.1%
4,040	American Tower Corp.*	172,104
60,559	AT&T, Inc.	2,516,832
1,103	CenturyTel, Inc.	45,730
857	Ciena Corp.*(a)	29,232
60,580	Cisco Systems, Inc.*	1,639,901
3,270	Citizens Communications Co.	41,627
15,736	Corning, Inc.	377,507
1,524	Embarq Corp.	75,484
2,188	JDS Uniphase Corp.*(a)	29,100
5,205	Juniper Networks, Inc.*	172,806
22,810	Motorola, Inc.	365,872
16,342	QUALCOMM, Inc.	643,058
15,679	Qwest Communications International, Inc.*(a)	109,910
28,398	Sprint Nextel Corp.(a)	372,866
4,385	Tellabs, Inc.*(a)	28,678
28,862	Verizon Communications, Inc.	1,260,981
4,760	Windstream Corp.	61,975

		7,943,663

	Textiles—0.0%
1,345	Cintas Corp.	45,219

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Toys/Games/Hobbies—0.1%
1,465	Hasbro, Inc.	$37,475
3,660	Mattel, Inc.	69,686

		107,161

	Transportation—1.7%
2,975	Burlington Northern Santa Fe Corp.	247,609
1,695	CH Robinson Worldwide, Inc.	91,733
4,200	CSX Corp.	184,716
2,130	Expeditors International Washington, Inc.(a)	95,168
3,090	FedEx Corp.	275,535
3,865	Norfolk Southern Corp.	194,951
580	Ryder System, Inc.(a)	27,266
2,625	Union Pacific Corp.	329,753
10,496	United Parcel Service, Inc., Class B(a)	742,278

		2,189,009

	Total Common Stocks (Cost $107,144,262)	128,507,959

PRINCIPAL AMOUNT
	UNITED STATES GOVERNMENT OBLIGATION—0.2%
	United States Treasury Bills†—0.2%
$300,000	4.70%, 1/17/08 (Cost $299,373)	299,672

NUMBER OF SHARES		VALUE
	MONEY MARKET FUND—0.8%
993,421	BNY Hamilton Money Fund (Institutional Shares), 4.95%(b) (Cost $993,421)	$993,421

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—9.0%
	MONEY MARKET FUND—9.0%
11,644,839	BNY Institutional Cash Reserve Fund, 5.02%(c) (Cost $11,644,839)(d)	11,644,839

	Total Investments (Cost $120,081,895)(e)—108.9%	141,445,891
	Liabilities in excess of other assets—(8.9%)	(11,588,392)

	Net Assets—100.0%	$129,857,499

*	Non-income producing security.
†	Coupon rate represents discounted rate at time of purchase for United States Treasury Bill.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007
(c)	Interest rate shown reflects the yield as December 31, 2007.
(d)	At December 31, 2007, the total market value of the Fund’s securities on loan was $11,248,848 and the total value of the collateral held by the Fund was $11,644,839.
(e)	The cost of investments for Federal income tax purposes is $120,771,516. At December 31, 2007, net unrealized appreciation was $20,674,375 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $29,787,705 and aggregate gross unrealized depreciation of $9,113,330.

See notes to financial statements.

BNY HAMILTON S&P 500 INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

At December 31, 2007, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

INDEX	MATURITY DATE	CONTRACTS	UNREALIZED DEPRECIATION
S&P 500 Index	March 2008	23	$(18,226)

See notes to financial statements.

BNY HAMILTON SMALL CAP CORE EQUITY FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—96.0%
	Banks—6.2%
57,200	Bank of the Ozarks, Inc.(a)	$1,498,640
100,700	East West Bancorp, Inc.(a)	2,439,961
63,000	PrivateBancorp, Inc.(a)	2,056,950
120,500	Signature Bank*(a)	4,066,875
125,500	Umpqua Holdings Corp.(a)	1,925,170

		11,987,596

	Building Materials—1.6%
106,500	Universal Forest Products, Inc.(a)	3,137,490

	Commercial Services—10.5%
193,200	Healthcare Services Group(a)	4,091,976
128,000	HMS Holdings Corp.*(a)	4,250,880
48,900	Landauer, Inc.	2,535,465
86,797	Monro Muffler, Inc.(a)	1,691,674
94,000	Ritchie Bros. Auctioneers, Inc. (Canada)(a)	7,773,799

		20,343,794

	Computers—2.1%
219,884	Smart Modular Technologies WWH, Inc.*(a)	2,238,419
71,500	Stratasys, Inc.*(a)	1,847,560

		4,085,979

	Diversified Financial Services—5.6%
107,000	Investment Technology Group, Inc.*	5,092,130

NUMBER OF SHARES		VALUE
	COMMON STOCKS—(CONTINUED)
89,000	National Financial Partners Corp.(a)	$4,059,290
40,500	Portfolio Recovery Associates, Inc.(a)	1,606,635

		10,758,055

	Electric—3.2%
220,000	Cleco Corp.(a)	6,116,000

	Electronics—5.5%
149,170	II-VI, Inc.*(a)	4,557,144
130,000	LoJack Corp.*(a)	2,185,300
304,500	Newport Corp.*(a)	3,894,555

		10,636,999

	Environmental Control—2.2%
94,200	American Ecology Corp.(a)	2,211,816
35,000	Stericycle, Inc.*	2,079,000

		4,290,816

	Food—3.6%
101,600	Performance Food Group Co.*	2,729,992
70,000	Ralcorp Holdings, Inc.*	4,255,300

		6,985,292

	Healthcare—Products—5.4%
135,000	Meridian Bioscience, Inc.(a)	4,060,800
49,600	Palomar Medical Technologies, Inc.*(a)	759,872
85,000	Respironics, Inc.*	5,565,800

		10,386,472

See notes to financial statements.

BNY HAMILTON SMALL CAP CORE EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—(CONTINUED)
	Household Products/Wares—3.5%
140,000	Tupperware Brands Corp.	$4,624,200
55,400	WD-40 Co.	2,103,538

		6,727,738

	Housewares—2.7%
95,000	Toro Co. (The)	5,171,800

	Insurance—2.1%
73,000	ProAssurance Corp.*(a)	4,009,160

	Leisure Time—2.3%
90,000	Life Time Fitness, Inc.*(a)	4,471,200

	Machinery—Diversified—3.3%
83,000	Middleby Corp.*(a)	6,359,460

	Miscellaneous Manufacturing—6.6%
60,000	Ceradyne, Inc.*(a)	2,815,800
117,300	Clarcor, Inc.	4,453,881
115,000	Matthews International Corp., Class A(a)	5,390,050

		12,659,731

	Packaging & Containers—1.9%
70,900	Silgan Holdings, Inc.	3,682,546

	Oil & Gas—2.1%
103,300	St. Mary Land & Exploration Co.	3,988,413

	Oil & Gas Services—2.5%
86,600	Dril-Quip, Inc.*(a)	4,820,156

	Real Estate Investment Trusts—3.8%
160,400	American Campus Communities, Inc.	4,306,740

NUMBER OF SHARES		VALUE
	COMMON STOCKS—(CONTINUED)
141,100	Cousins Properties, Inc.(a)	$3,118,310

		7,425,050

	Retail—3.8%
143,000	Hibbett Sports, Inc.*(a)	2,857,140
59,330	O’Reilly Automotive, Inc.*(a)	1,924,072
72,000	Tractor Supply Co.*(a)	2,587,680

		7,368,892

	Semiconductors—2.2%
108,800	Cohu, Inc.	1,664,640
50,300	Hittite Microwave Corp.*(a)	2,402,328
21,015	MoSys, Inc.*(a)	101,923

		4,168,891

	Software—10.2%
140,000	Ansys, Inc.*(a)	5,804,400
112,900	Avid Technology Inc.*(a)	3,199,586
173,650	Blackbaud, Inc.	4,869,146
104,160	Computer Programs & Systems, Inc.(a)	2,368,598
291,700	Epicor Software Corp.*(a)	3,436,226

		19,677,956

	Storage/Warehousing—1.0%
107,300	Mobile Mini, Inc.*(a)	1,989,342

	Telecommunications—2.1%
270,000	Alaska Communications Systems Group, Inc.	4,050,000

	Total Common Stocks (Costs $174,058,088)	185,298,828

See notes to financial statements.

BNY HAMILTON SMALL CAP CORE EQUITY FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	MUTUAL FUNDS—2.9%
	Energy—2.9%
111,700	Tortoise Energy Capital Corp.(a)	$2,820,425
84,868	Tortoise Energy Infrastructure Corp.(a)	2,826,953

	Total Mutual Funds (Cost $5,205,190)	5,647,378

	MONEY MARKET FUND—1.1%
2,118,097	BNY Hamilton Money Fund (Institutional Shares), 4.95%(b) (Costs $2,118,097)	2,118,097

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—31.5%
	MONEY MARKET FUND—31.5%
60,838,078	BNY Institutional Cash Revenue Fund, 5.02%(c) (Costs $60,838,078)(d)	60,838,078

	Total Investments (Cost $242,219,453)(e)—131.5%	253,902,381
	Liabilities in excess of other assets—(31.5%)	(60,793,170)

	Net Assets—100.0%	$193,109,211

*	Non-income producing security.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007.
(c)	Interest rate shown reflects the yield at December 31, 2007.
(d)	At December 31, 2007, the total market value of the Fund’s securities on loan was $58,523,292 and the total value of the collateral held by the Fund $60,838,078.
(e)	The cost of investments for Federal income tax purposes is $242,210,608. At December 31, 2007, net unrealized appreciation was $11,691,773 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $30,819,340 and aggregate gross unrealized depreciation of $19,127,567.

See notes to financial statements.

BNY HAMILTON SMALL CAP GROWTH FUND

Schedule of Investments

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS—98.3%
	Advertising—1.9%
33,410	Gaiam, Inc., Class A*(a)	$991,609
34,195	inVentiv Health, Inc.*	1,058,677

		2,050,286

	Aerospace/Defense—1.1%
24,010	Aerovironment, Inc.*(a)	581,042
13,935	TransDigm Group, Inc.*	629,444

		1,210,486

	Airlines—1.3%
44,315	Allegiant Travel Co.*(a)	1,424,284

	Apparel—1.5%
39,630	Volcom, Inc.*(a)	873,049
28,310	Wolverine World Wide, Inc.	694,161

		1,567,210

	Banks—1.2%
24,195	SVB Financial Group*(a)	1,219,428

	Beverages—1.0%
10,370	Boston Beer Co., Inc.*	390,431
11,730	Central European Distribution Corp.*	681,278

		1,071,709

	Biotechnology—4.9%
28,580	Genomic Health, Inc.*(a)	647,051
35,543	Illumina, Inc.*(a)	2,106,277
47,170	Lifecell Corp.*(a)	2,033,499
7,180	Myriad Genetics, Inc.*(a)	333,296

		5,120,123

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Building Materials—0.6%
14,470	Lennox International, Inc.	$599,347

	Chemicals—0.9%
16,520	OM Group, Inc.*	950,561

	Coal—0.5%
15,680	Massey Energy Co.	560,560

	Commercial Services—11.2%
25,370	Advisory Board Co.*	1,628,501
8,790	Capella Education Co.*	575,393
17,270	CoStar Group, Inc.*(a)	816,008
15,580	CRA International, Inc.*(a)	741,764
33,395	DeVry, Inc.	1,735,205
13,150	Dollar Financial Corp.*	403,574
26,800	Geo Group, Inc. (The)*(a)	750,400
65,695	Healthcare Services Group(a)	1,391,420
35,495	Macquarie Infrastructure Co., LLC(a)	1,438,612
5,790	Strayer Education, Inc.	987,658
30,085	VistaPrint Ltd.*(a)	1,289,142

		11,757,677

	Computers—0.8%
55,290	Comtech Group, Inc. (China)*(a)	890,722

	Cosmetics/Personal Care—0.8%
45,960	Inter Parfums, Inc.	825,901

	Distribution/Wholesale—2.6%
130,560	LKQ Corp.*	2,744,371

See notes to financial statements.

BNY HAMILTON SMALL CAP GROWTH FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Diversified Financial Services—1.9%
18,705	FCStone Group, Inc.*(a)	$860,991
27,970	Portfolio Recovery Associates, Inc.(a)	1,109,570

		1,970,561

	Electric—2.8%
38,670	Cleco Corp.	1,075,026
22,600	Idacorp, Inc.(a)	795,972
20,090	ITC Holdings Corp.	1,133,478

		3,004,476

	Electronics—4.7%
33,085	Cymer, Inc.*(a)	1,287,999
40,965	Daktronics, Inc.(a)	924,580
42,400	II-VI, Inc.*	1,295,320
22,170	Varian, Inc.*	1,447,701

		4,955,600

	Engineering & Construction—1.1%
19,510	Shaw Group, Inc. (The)*	1,179,184

	Entertainment—0.5%
57,920	Lions Gate Entertainment Corp.*(a)	545,606

	Environmental Control—1.5%
33,380	Darling International, Inc.*	385,873
39,507	Waste Connections, Inc.*	1,220,766

		1,606,639

	Food—2.1%
21,315	Hain Celestial Group, Inc.*(a)	682,080

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
48,835	United Natural Foods, Inc.*(a)	$1,549,046

		2,231,126

	Healthcare—Products—6.7%
5,675	Arthrocare Corp.*(a)	272,684
12,090	Cepheid, Inc.*(a)	318,572
40,830	Immucor, Inc.*	1,387,812
47,315	Meridian Bioscience, Inc.(a)	1,423,234
33,025	NuVasive, Inc.*	1,305,148
28,770	PSS World Medical, Inc.*(a)	563,029
35,390	Sirona Dental Systems, Inc.*(a)	1,184,857
9,980	Trans1, Inc.*(a)	164,371
10,530	West Pharmaceutical Services, Inc.	427,413

		7,047,120

	Healthcare—Services—1.6%
33,810	Psychiatric Solutions, Inc.*(a)	1,098,825
31,420	Sun Healthcare Group, Inc.*	539,481

		1,638,306

	Insurance—1.7%
13,080	Philadelphia Consolidated Holding Corp.*	514,698
24,205	ProAssurance Corp.*	1,329,339

		1,844,037

	Internet—3.9%
10,870	Blue Nile, Inc.*(a)	739,812
19,480	comScore, Inc.*(a)	635,632

See notes to financial statements.

BNY HAMILTON SMALL CAP GROWTH FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
14,150	DealerTrack Holdings, Inc.*	$473,601
19,420	Digital River, Inc.*	642,219
53,600	GSI Commerce, Inc.*(a)	1,045,201
21,170	Shutterfly, Inc.*(a)	542,375

		4,078,840

	Leisure Time—2.0%
21,930	Life Time Fitness, Inc.*(a)	1,089,482
28,837	WMS Industries, Inc.*(a)	1,056,588

		2,146,070

	Lodging—0.4%
10,650	Gaylord Entertainment Co.*	431,006

	Machinery—Diversified—1.0%
29,985	Wabtec Corp.	1,032,683

	Metal Fabricate/Hardware—0.3%
5,930	Dynamic Materials Corp.(a)	349,277

	Miscellaneous Manufacturing—1.5%
14,710	Acuity Brands, Inc.	661,950
36,230	Hexcel Corp.*(a)	879,664

		1,541,614

	Oil & Gas—1.6%
6,180	Atwood Oceanics, Inc.*	619,483
27,480	Cabot Oil & Gas Corp.	1,109,368

		1,728,851

	Oil & Gas Services—4.6%
25,910	CARBO Ceramics, Inc.(a)	963,852
8,050	Core Laboratories NV (Netherlands)*	1,003,996

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
18,160	Dril-Quip, Inc.*	$1,010,786
34,710	Hercules Offshore, Inc.*(a)	825,404
10,480	Oceaneering International, Inc.*	705,828
5,720	W-H Energy Services, Inc.*	321,521

		4,831,387

	Pharmaceuticals—1.2%
16,470	Alkermes, Inc.*(a)	256,767
28,890	BioMarin Pharmaceutical, Inc.*(a)	1,022,706

		1,279,473

	Real Estate Investment Trusts—0.5%
23,350	Senior Housing Properties Trust	529,578

	Retail—4.4%
39,260	BJ’s Restaurants, Inc.*(a)	638,368
11,335	Chipotle Mexican Grill, Inc., Class A*(a)	1,667,038
27,895	J. Crew Group, Inc.*(a)	1,344,818
39,765	Zumiez, Inc.*(a)	968,675

		4,618,899

	Semiconductors—6.7%
7,550	Cavium Networks, Inc.*	173,801
30,870	Formfactor, Inc.*(a)	1,021,797
20,310	Hittite Microwave Corp.*(a)	970,006
39,105	Netlogic Microsystems, Inc.*(a)	1,259,181
21,800	Silicon Laboratories, Inc.*	815,974

See notes to financial statements.

BNY HAMILTON SMALL CAP GROWTH FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
38,270	Sirf Technology Holdings, Inc.*(a)	$961,725
44,590	Tessera Technologies, Inc.*	1,854,944

		7,057,428

	Software—9.9%
46,700	Allscripts Healthcare Solutions, Inc.*(a)	906,914
28,025	Blackbaud, Inc.(a)	785,821
41,965	Blackboard, Inc.*(a)	1,689,091
27,250	Concur Technologies, Inc.*	986,723
94,415	Informatica Corp.*	1,701,358
93,990	Nuance Communications, Inc.*(a)	1,755,733
10,730	Taleo Corp.*	319,539
14,900	THQ, Inc.*(a)	420,031
58,950	Ultimate Software Group, Inc.*(a)	1,855,157

		10,420,367

	Telecommunications—5.4%
18,810	Acme Packet, Inc.*(a)	236,818
78,372	Arris Group, Inc.*(a)	782,153
21,940	Aruba Networks, Inc.*(a)	327,125
47,225	Atheros Communications, Inc.*(a)	1,442,252
7,060	CBeyond, Inc.*	275,269
30,660	Foundry Networks, Inc.*	537,163
32,710	Netgear, Inc.*	1,166,766

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
19,995	NeuStar, Inc., Class A*(a)	$573,457
11,160	NTELOS Holdings Corp.(a)	331,340

		5,672,343

	Total Common Stocks (Cost $89,874,368)	103,733,136

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—32.0%
	MONEY MARKET FUND—32.0%
33,747,208	BNY Institutional Cash Reserve Fund, 5.02%(b) (Cost $33,747,208)(c)	33,747,208

	Total Investments (Cost $123,621,576)(d)—130.3%	137,480,344
	Liabilities in excess of other assets—(30.3%)	(32,004,224)

	Net Assets—100.0%	$105,476,120

*	Non-income producing security.
(a)	Security, or a portion thereof, was on loan at December 31, 2007
(b)	Interest rate shown reflects the yield as of December 31, 2007.
(c)	At December 31, 2007, the total market value of the Fund’s securities on loan was $32,506,208 and the total value of the collateral held by the Fund was $33,747,208.
(d)	The cost of investments for Federal income tax purposes is $124,276,070. At December 31, 2007, net unrealized appreciation was $13,204,274 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $17,607,585 and aggregate gross unrealized depreciation of $4,403,311.

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities

December 31, 2007

	GLOBAL REAL ESTATE SECURITIES FUND	INTERNATIONAL EQUITY FUND	LARGE CAP EQUITY FUND	LARGE CAP GROWTH FUND	LARGE CAP VALUE FUND
ASSETS:

Non-affiliated investments at cost	$56,028,204	$409,341,087	$332,943,465	$115,732,923	$285,540,269
Affiliated investments at cost	490,316	165,909,926	26,990,062	3,211,647	31,540,776
Foreign currency at cost	5,255	—	—	—	—

Non-affiliated investments at market value	49,573,365	549,861,415	419,608,940	141,685,976	329,030,405
Affiliated investments at market value, (including securities on loan) (Note 4)	490,316	165,909,926	26,990,062	3,211,647	31,540,776
Foreign currency	7,410	—	—	—	—
Receivables:
Investments sold	693,034	9,622,997	5,963,901	2,730,606	1,503,300
Capital stock sold	640,000	1,560,290	54,422	20	4,312
Dividends	256,804	518,831	470,609	99,441	673,280
Reclaims	6,394	200,880	—	—	—
Interest	1,062	2,139	18,981	14,759	12,955
Interest on securities lending	—	98,001	11,360	2,941	13,122
Other assets	3,150	16,022	24,535	9,167	12,775

Total Assets	51,671,535	727,790,501	453,142,810	147,754,557	362,790,925

LIABILITIES:
Due to custodian	6,230	10,303,802	62,244	—	311,685
Payables:
Capital stock repurchased	264,681	168,777	206,396	49,404	164,913
Investments purchased	120,371	—	2,104,435	1,838,131	—
Services provided by The Bank of New York	43,127	301,612	266,166	94,092	206,224
Collateral for securities on loan (Note 4)	—	165,909,926	21,979,234	2,856,149	31,540,776
Accrued expenses and other liabilities	45,427	91,884	131,372	61,225	72,784

Total Liabilities	479,836	176,776,001	24,749,847	4,899,001	32,296,382

NET ASSETS:	$51,191,699	$551,014,500	$428,392,963	$142,855,556	$330,494,543

SOURCES OF NET ASSETS:
Capital stock @ par	$5,662	$33,242	$29,226	$17,435	$28,723
Paid-in capital	59,726,081	452,279,945	327,367,889	111,492,687	280,277,113
Undistributed net investment income (loss)	(170,885)	396,729	34,250	3,626	53,628
Accumulated net realized gain (loss) on investments, foreign currency and written option transactions	(1,917,169)	(42,215,744)	14,296,123	5,388,755	6,644,943
Net unrealized appreciation (depreciation) on investments, foreign currency and written options	(6,451,990)	140,520,328	86,665,475	25,953,053	43,490,136

Net Assets	$51,191,699	$551,014,500	$428,392,963	$142,855,556	$330,494,543

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities (Continued)

December 31, 2007

	GLOBAL REAL ESTATE SECURITIES FUND	INTERNATIONAL EQUITY FUND	LARGE CAP EQUITY FUND	LARGE CAP GROWTH FUND	LARGE CAP VALUE FUND
CLASS A SHARES:
Net assets	$51,690	$5,622,560	$27,390,817	$4,126,871	$1,214,025

Shares outstanding	5,715	343,471	1,874,186	509,246	105,135

Net asset value, offering price and repurchase price per share	$9.04	$16.37	$14.61	$8.10	$11.55
Maximum sales charge—5.25% of public offering price	0.50	0.91	0.81	0.45	0.64

Maximum offering price	$9.54	$17.28	$15.42	$8.55	$12.19

INSTITUTIONAL SHARES:
Net assets	$51,140,009	$545,391,940	$401,002,146	$138,728,685	$329,280,518

Shares outstanding	5,655,844	32,898,940	27,351,999	16,925,409	28,618,397

Net asset value, offering price and repurchase price per share	$9.04	$16.58	$14.66	$8.20	$11.51

Class A Shares authorized @ $0.001 par value	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Institutional Shares authorized @ $0.001 par value	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities (Continued)

December 31, 2007

	MULTI-CAP EQUITY FUND	S&P 500 INDEX FUND	SMALL CAP CORE EQUITY FUND	SMALL CAP GROWTH FUND
ASSETS:

Non-affiliated investments at cost	$45,812,635	$107,443,635	$179,263,278	$89,874,368
Affiliated investments at cost	8,735,198	12,638,260	62,956,175	33,747,208

Non-affiliated investments at market value	58,050,166	128,807,631	190,946,206	103,733,136
Affiliated investments at market value, (including securities on loan) (Note 4)	8,735,198	12,638,260	62,956,175	33,747,208
Cash	—	1,553	—	—
Receivables:
Dividends	49,294	188,827	187,813	23,583
Interest	3,401	3,590	8,626	17,646
Interest on securities lending	2,799	4,352	40,400	23,136
Investments sold	—	31,773	—	3,495,985
Capital stock sold	—	30,500	70,000	83,474
Other assets	9,009	10,872	6,859	11,277

Total Assets	66,849,867	141,717,358	254,216,079	141,135,445

LIABILITIES:
Due to custodian	—	—	42	1,726,940
Payables:
Collateral for securities on loan (Note 4)	7,918,731	11,644,839	60,838,078	33,747,208
Services provided by The Bank of New York	43,593	21,815	157,433	87,768
Capital stock repurchased	4,607	52,851	39,999	26,862
Investments purchased	—	77,752	—	—
Variation margin	—	9,545	—	—
Accrued expenses and other liabilities	47,775	53,057	71,316	70,547

Total Liabilities	8,014,706	11,859,859	61,106,868	35,659,325

NET ASSETS:	$58,835,161	$129,857,499	$193,109,211	$105,476,120

SOURCES OF NET ASSETS:
Capital stock @ par	$3,919	$14,885	$16,395	$7,044
Paid-in capital	45,677,332	108,767,387	181,855,419	92,264,802
Undistributed net investment income	3,432	16,738	66,477	—
Accumulated net realized gain (loss) on investments and futures	912,947	(287,281)	(512,008)	(654,494)
Net unrealized appreciation on investments and futures	12,237,531	21,345,770	11,682,928	13,858,768

Net Assets	$58,835,161	$129,857,499	$193,109,211	$105,476,120

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities (Continued)

December 31, 2007

	MULTI-CAP EQUITY FUND	S&P 500 INDEX FUND	SMALL CAP CORE EQUITY FUND	SMALL CAP GROWTH FUND
CLASS A & INVESTOR SHARES:
Net assets	$58,835,161	$1,191,689	$1,854,586	$3,789,859

Shares outstanding	3,919,373	136,467	157,935	258,473

Net asset value, offering price and repurchase price per share	$15.01	$8.73	$11.74	$14.66
Maximum sales charge—5.25% of public offering price	0.83	—	0.65	0.81

Maximum offering price	$15.84	$8.73	$12.39	$15.47

INSTITUTIONAL SHARES:
Net assets	$—	$128,665,810	$191,254,625	$101,686,261

Shares outstanding	—	14,748,867	16,237,133	6,785,325

Net asset value, offering price and repurchase price per share	$—	$8.72	$11.78	$14.99

Class A & Investor Shares authorized @ $0.001 par value	200,000,000	200,000,000	200,000,000	200,000,000
Institutional Shares authorized @ $0.001 par value	—	200,000,000	200,000,000	200,000,000

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Operations

For the year ended December 31, 2007

	GLOBAL REAL ESTATE SECURITIES FUND	INTERNATIONAL EQUITY FUND	LARGE CAP EQUITY FUND	LARGE CAP GROWTH FUND	LARGE CAP VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$1,254,267	$15,845,349	$7,041,313	$1,560,212	$10,687,303
Interest from affiliated fund	57,242	72,556	273,125	116,570	289,909
Interest	7,380	—	—	—	—
Securities lending income (Note 4)	—	906,895	47,662	16,617	54,525

Total Income	1,318,889	16,824,800	7,362,100	1,693,399	11,031,737

EXPENSES:
Advisory	349,020	2,677,998	2,553,617	850,824	2,131,649
Administration	41,061	535,600	425,603	141,804	355,275
Transfer agent	40,688	137,463	131,294	80,699	113,494
Directors	24,238	22,801	22,842	22,941	23,016
Legal	22,401	46,905	32,651	1,725	32,795
Offering costs	18,332	—	—	—	—
Audit	14,964	16,411	20,917	20,277	16,274
Pricing	10,971	9,711	2,713	829	1,387
Custodian	10,440	35,755	43,391	23,968	32,892
Registration and filings	5,220	27,517	29,723	26,557	28,243
Reports to shareholders	3,665	40,894	34,123	14,651	28,302
Cash management	736	3,858	2,705	1,637	3,920
Insurance	250	10,187	10,036	4,388	9,034
12b-1 fee—Class A Shares	90	14,048	69,617	11,025	3,214
Securities lending	—	122,840	13,185	6,500	13,276
Other	6,799	36,087	31,704	10,025	27,524

Total Expenses	548,875	3,738,075	3,424,121	1,217,850	2,820,295
Fees waived by The Bank of New York (Note 3)	(35,725)	—	—	—	—
Earnings credit adjustment (Note 3)	(2,516)	(9,736)	—	—	—

Net Expenses	510,634	3,728,339	3,424,121	1,217,850	2,820,295

Net Investment Income	808,255	13,096,461	3,937,979	475,549	8,211,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(2,054,723)	26,632,323	41,601,653	16,214,009	29,027,117
Foreign currency transactions	129,589	—	—	—	—
Written options	—	—	363,430	67,061	—

Net realized gain (loss) on investments, foreign currency transactions and written options	(1,925,134)	26,632,323	41,965,083	16,281,070	29,027,117

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(6,454,839)	8,151,462	(321,876)	6,892,154	(12,463,909)
Foreign currency transactions	2,849	—	—	—	—

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency transactions and written options	(6,451,990)	8,151,462	(321,876)	6,892,154	(12,463,909)

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	(8,377,124)	34,783,785	41,643,207	23,173,224	16,563,208

Net increase (decrease) in net assets resulting from operations	$(7,568,869)	$47,880,246	$45,581,186	$23,648,773	$24,774,650

(a) Net of foreign withholding taxes of	$64,618	$1,678,876	$20,112	$2,919	$19,277

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Operations (Continued)

For the year ended December 31, 2007

	MULTI-CAP EQUITY FUND	S&P 500 INDEX FUND	SMALL CAP CORE EQUITY FUND	SMALL CAP GROWTH FUND
INVESTMENT INCOME:
Dividends(a)	$1,210,059	$2,832,195	$2,593,792	$330,437
Interest from affiliated fund	60,732	69,316	157,452	153,174
Securities lending income (Note 4)	25,597	28,096	235,008	216,389
Interest	7	15,314	103	87,983

Total Income	1,296,395	2,944,921	2,986,355	787,983

EXPENSES:
Advisory	474,034	278,163	1,536,838	878,950
12b-1 fee—Class A and Investor Shares	158,011	3,321	4,908	10,956
Administration	63,205	139,082	204,885	117,193
Directors	23,009	23,047	22,806	22,966
Transfer agent	19,174	32,870	110,242	83,297
Registration and filings	16,690	24,377	28,916	28,887
Audit	13,908	15,493	13,626	24,772
Custodian	10,028	45,070	23,980	13,289
Securities lending	8,744	8,027	46,790	33,726
Legal	4,747	10,549	18,021	2,386
Reports to shareholders	4,003	7,783	21,370	5,781
Insurance	1,686	3,290	4,650	4,927
Cash management	667	1,208	2,467	—
Pricing	350	16,019	1,662	4,212
Other	3,359	27,598	17,601	8,018

Total Expenses	801,615	635,897	2,058,762	1,239,360
Fees waived by The Bank of New York (Note 3)	(11,558)	(145,779)	—	—

Net Expenses	790,057	490,118	2,058,762	1,239,360

Net Investment Income (Loss)	506,338	2,454,803	927,593	(451,377)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	6,981,622	5,101,143	11,866,853	9,858,590
Futures	—	48,718	—	—

Net realized gain on investments and futures	6,981,622	5,149,861	11,866,853	9,858,590

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(6,281,660)	(316,421)	(2,971,049)	5,271,189
Futures	—	(28,440)	—	—

Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(6,281,660)	(344,861)	(2,971,049)	5,271,189

Net realized and unrealized gain on investments and futures	699,962	4,805,000	8,895,804	15,129,779

Net increase in net assets resulting from operations	$1,206,300	$7,259,803	$9,823,397	$14,678,402

(a) Net of foreign withholding taxes of	$7,371	$—	$14,763	$—

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets

	GLOBAL REAL ESTATE SECURITIES FUND		INTERNATIONAL EQUITY FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$808,255	$—	$13,096,461	$8,084,418
Net realized gain (loss) on investments and foreign currency transactions	(1,925,134)	—	26,632,323	22,774,028
Increase (decrease) in unrealized appreciation/depreciation on investments and foreign currency transactions	(6,451,990)	—	8,151,462	52,789,488

Net increase (decrease) in net assets resulting from operations	(7,568,869)	—	47,880,246	83,647,934

DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income: Class A Shares	(894)	—	(116,978)	(84,072)
Institutional Shares	(970,281)	—	(12,711,910)	(7,886,319)

	(971,175)	—	(12,828,888)	(7,970,391)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	58,506	—	68,584	298,196
Institutional Shares	73,622,329	10	96,494,246	128,987,657
Proceeds from shares issued on reinvestment of dividends: Class A Shares	886	—	115,643	83,351
Institutional Shares	241,453	—	1,872,498	1,383,675
Value of capital stock repurchased: Class A Shares	—	—	(313,523)	(429,603)
Institutional Shares	(14,191,441)	—	(43,956,150)	(57,519,255)

Net increase in net assets resulting from capital stock transactions	59,731,733	10	54,281,298	72,804,021

Increase in Net Assets	51,191,689	10	89,332,656	148,481,564
NET ASSETS:
Beginning of year	10	—	461,681,844	313,200,280

End of year(a)	$51,191,699	$10	$551,014,500	$461,681,844

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	6,088	—	4,271	21,515
Institutional Shares	7,096,151	1	5,899,901	9,160,507
Shares issued on reinvestment of dividends: Class A Shares	95	—	7,157	5,495
Institutional Shares	25,584	—	114,386	90,083
Shares repurchased: Class A Shares	(468)	—	(19,466)	(30,802)
Institutional Shares	(1,465,892)	—	(2,640,766)	(4,191,362)

Net increase	5,661,558	1	3,365,483	5,055,436
Shares outstanding, beginning of year	1	—	29,876,928	24,821,492

Shares outstanding, end of year	5,661,559	1	33,242,411	29,876,928

(a) Includes undistributed net investment income as of year end	$—	$—	$396,729	$129,156

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	LARGE CAP EQUITY FUND		LARGE CAP GROWTH FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$3,937,979	$3,611,030	$475,549	$542,006
Net realized gain on investments and written options	41,965,083	32,827,654	16,281,070	14,586,393
Increase (decrease) in unrealized appreciation/depreciation on investments and written options	(321,876)	23,709,625	6,892,154	(4,568,464)

Net increase in net assets resulting from operations	45,581,186	60,148,309	23,648,773	10,559,935

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income: Class A Shares	(186,149)	(169,216)	(3,870)	(1,216)
Institutional Shares	(3,677,057)	(3,065,510)	(500,113)	(520,937)
Distributions from capital gains: Class A Shares	(2,279,880)	(1,836,661)	(422,159)	(367,657)
Institutional Shares	(33,123,299)	(24,528,166)	(14,074,151)	(9,496,878)

	(39,266,385)	(29,599,553)	(15,000,293)	(10,386,688)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	596,070	1,160,928	115,951	787,881
Institutional Shares	39,214,009	51,793,911	13,334,640	33,187,773
Proceeds from shares issued on reinvestment of dividends and distributions: Class A Shares	2,344,938	1,895,009	421,638	366,455
Institutional Shares	33,250,171	24,961,155	13,444,609	9,300,774
Value of capital stock repurchased: Class A Shares	(4,352,260)	(5,937,239)	(2,168,656)	(3,866,142)
Institutional Shares	(62,496,028)	(80,049,679)	(39,906,811)	(104,896,287)

Net increase (decrease) in net assets resulting from capital stock transactions	8,556,900	(6,175,915)	(14,758,629)	(65,119,546)

Increase (decrease) in Net Assets	14,871,701	24,372,841	(6,110,149)	(64,946,299)
NET ASSETS:
Beginning of year	413,521,262	389,148,421	148,965,705	213,912,004

End of year(a)	$428,392,963	$413,521,262	$142,855,556	$148,965,705

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	39,418	82,111	14,148	105,401
Institutional Shares	2,611,489	3,662,200	1,643,342	4,319,300
Shares issued on reinvestment of dividends and distributions: Class A Shares	156,947	132,423	51,206	50,291
Institutional Shares	2,219,847	1,736,206	1,612,966	1,253,100
Shares repurchased: Class A Shares	(290,987)	(416,839)	(274,217)	(499,222)
Institutional Shares	(4,110,963)	(5,678,888)	(4,916,371)	(13,594,212)

Net increase (decrease)	625,751	(482,787)	(1,868,926)	(8,365,342)
Shares outstanding, beginning of year	28,600,434	29,083,221	19,303,581	27,668,923

Shares outstanding, end of year	29,226,185	28,600,434	17,434,655	19,303,581

(a) Includes undistributed net investment income as of year end	$34,250	$118,046	$3,626	$44,061

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	LARGE CAP VALUE FUND		MULTI-CAP EQUITY FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$8,211,442	$6,057,910	$506,338	$380,936
Net realized gain on investments	29,027,117	25,745,563	6,981,622	5,771,374
Increase (decrease) in unrealized appreciation/depreciation on investments	(12,463,909)	18,462,508	(6,281,660)	1,221,689

Net increase in net assets resulting from operations	24,774,650	50,265,981	1,206,300	7,373,999

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income: Class A Shares	(26,067)	(17,360)	(483,442)	(378,831)
Institutional Shares	(8,158,140)	(6,019,596)	—	—
Distributions from capital gains: Class A Shares	(82,349)	(97,718)	(7,298,733)	(35,647)
Institutional Shares	(22,922,639)	(26,419,612)	—	—

	(31,189,195)	(32,554,286)	(7,782,175)	(414,478)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	56,431	240,702	4,946,654	10,788,567
Institutional Shares	22,686,461	107,137,721	—	—
Proceeds from shares issued on reinvestment of dividends and distributions: Class A Shares	108,039	115,069	7,644,418	405,533
Institutional Shares	21,495,373	25,049,620	—	—
Value of capital stock repurchased: Class A Shares	(304,661)	(48,344)	(11,479,287)	(21,137,146)
Institutional Shares	(69,898,378)	(99,382,636)	—	—

Net increase (decrease) in net assets resulting from capital stock transactions	(25,856,735)	33,112,132	1,111,785	(9,943,046)

Increase (decrease) in Net Assets	(32,271,280)	50,823,827	(5,464,090)	(2,983,525)
NET ASSETS:
Beginning of year	362,765,823	311,941,996	64,299,251	67,282,776

End of year(a)	$330,494,543	$362,765,823	$58,835,161	$64,299,251

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	4,584	19,659	282,463	668,578
Institutional Shares	1,870,056	8,952,556	—	—
Shares issued on reinvestment of dividends and distributions: Class A Shares	9,207	9,723	488,000	24,032
Institutional Shares	1,848,340	2,123,988	—	—
Shares repurchased: Class A Shares	(24,351)	(4,046)	(656,409)	(1,306,834)
Institutional Shares	(5,702,339)	(8,248,506)	—	—

Net increase (decrease)	(1,994,503)	2,853,374	114,054	(614,224)
Shares outstanding, beginning of year	30,718,035	27,864,661	3,805,319	4,419,543

Shares outstanding, end of year	28,723,532	30,718,035	3,919,373	3,805,319

(a) Includes undistributed net investment income as of year end	$53,628	$26,395	$3,432	$2,420

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	S&P 500 INDEX		SMALL CAP CORE EQUITY FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$2,454,803	$2,131,028	$927,593	$526,786
Net realized gain on investments and futures	5,149,861	3,872,542	11,866,853	5,790,231
Increase (decrease) in unrealized appreciation/depreciation on investments and futures	(344,861)	13,063,858	(2,971,049)	8,290,203

Net increase in net assets resulting from operations	7,259,803	19,067,428	9,823,397	14,607,220

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income: Investor & Class A Shares	(19,448)	(14,040)	(1,160)	(783)
Institutional Shares	(2,427,605)	(2,060,241)	(603,813)	(508,749)
Distributions from capital gains: Investor & Class A Shares	(49,627)	(33,957)	(163,545)	(12,591)
Institutional Shares	(5,407,709)	(3,733,504)	(16,458,468)	(1,299,152)

	(7,904,389)	(5,841,742)	(17,226,986)	(1,821,275)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Investor & Class A Shares	88,902	601,181	708,987	424,603
Institutional Shares	19,603,749	32,440,887	17,512,877	127,725,700
Proceeds from shares issued on reinvestment of dividends and distributions: Investor & Class A Shares	69,076	47,996	101,396	13,305
Institutional Shares	6,920,312	5,064,631	14,899,915	1,287,133
Value of capital stock repurchased: Investor & Class A Shares	(422,014)	(158,674)	(715,715)	(133,284)
Institutional Shares	(38,382,406)	(41,008,970)	(27,829,591)	(56,426,762)

Net increase (decrease) in net assets resulting from capital stock transactions	(12,122,381)	(3,012,949)	4,677,869	72,890,695

Increase (decrease) in Net Assets	(12,766,967)	10,212,737	(2,725,720)	85,676,640
NET ASSETS:
Beginning of year	142,624,466	132,411,729	195,834,931	110,158,291

End of year(a)	$129,857,499	$142,624,466	$193,109,211	$195,834,931

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Investor & Class A Shares	9,990	68,714	54,324	35,608
Institutional Shares	2,164,034	3,856,942	1,384,222	10,744,180
Shares issued on reinvestment of dividends and distributions: Investor & Class A Shares	7,717	5,570	8,321	1,094
Institutional Shares	774,295	590,759	1,216,470	105,676
Shares repurchased: Investor & Class A Shares	(45,175)	(19,403)	(55,999)	(11,216)
Institutional Shares	(4,219,194)	(4,922,506)	(2,180,272)	(4,787,324)

Net increase (decrease)	(1,308,333)	(419,924)	427,066	6,088,018
Shares outstanding, beginning of year	16,193,667	16,613,591	15,968,002	9,879,984

Shares outstanding, end of year	14,885,334	16,193,667	16,395,068	15,968,002

(a) Includes undistributed net investment income as of year end	$16,738	$44,292	$66,477	$17,254

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	SMALL CAP GROWTH FUND
	YEAR ENDED DECEMBER 31,
	2007	2006
OPERATIONS:
Net investment loss	$(451,377)	$(2,415,162)
Net realized gain on investments	9,858,590	53,670,635
Increase (decrease) in unrealized appreciation/depreciation on investments	5,271,189	(18,667,185)

Net increase in net assets resulting from operations	14,678,402	32,588,288

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from capital gains: Class A Shares	(316,839)	(919,677)
Class C Shares	—	(45)
Institutional Shares	(8,451,790)	(19,553,458)

	(8,768,629)	(20,473,180)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	276,704	4,073,654
Class C Shares	—	2,250
Institutional Shares	8,755,732	99,562,922
Proceeds from shares issued on reinvestment of distributions: Class A Shares	313,763	918,087
Class C Shares	—	45
Institutional Shares	7,046,966	18,117,474
Value of capital stock repurchased: Class A Shares	(3,600,954)	(76,450,538)
Class C Shares	—	(2,162)
Institutional Shares	(52,847,249)	(548,427,873)

Net decrease in net assets resulting from capital stock transactions	(40,055,038)	(502,206,141)

Decrease in Net Assets	(34,145,265)	(490,091,033)
NET ASSETS:
Beginning of year	139,621,385	629,712,418

End of year	$105,476,120	$139,621,385

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	18,395	264,851
Class C Shares	—	143
Institutional Shares	588,847	6,555,670
Shares issued on reinvestment of distributions: Class A Shares	20,860	66,161
Class C Shares	—	3
Institutional Shares	458,314	1,273,419
Shares repurchased: Class A Shares	(247,500)	(4,972,943)
Class C Shares	—	(146)
Institutional Shares	(3,524,187)	(36,115,722)

Net decrease	(2,685,271)	(32,928,564)
Shares outstanding, beginning of year	9,729,069	42,657,633

Shares outstanding, end of year	7,043,798	9,729,069

See notes to financial statements.

98

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$10.00	$0.18	$(0.97)	$(0.17)	$9.04
For the period December 29, 2006* through December 31, 2006	10.00	—	—	—	10.00

Institutional Shares
For the year ended December 31, 2007	10.00	0.20	(0.98)	(0.18)	9.04
For the period December 29, 2006* through December 31, 2006	10.00	—	—	—	10.00

*	Commencement of offering of shares.
(1)	Less than $1,000.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

100

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (Continued)

				RATIO TO AVERAGE NET ASSETS OF:
	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)		EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	(8.00)%	$52		1.50%	1.58%	1.87%	73%
For the period December 29, 2006* through December 31, 2006	—	—	(1)	—	—	—	—

Institutional Shares
For the year ended December 31, 2007	(7.83)%	51,140		1.25%	1.34%	1.97%	73%
For the period December 29, 2006* through December 31, 2006	—	—	(1)	—	—	—	—

See notes to financial statements.

101

BNY HAMILTON INTERNATIONAL EQUITY FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$15.27	$0.36	$1.09	$(0.35)	$16.37
For the year ended December 31, 2006	12.47	0.27	2.77	(0.24)	15.27
For the year ended December 31, 2005	11.19	0.17	1.26	(0.15)	12.47
For the year ended December 31, 2004	9.77	0.13	1.39	(0.10)	11.19
For the year ended December 31, 2003	7.29	0.08	2.46	(0.06)	9.77

Institutional Shares
For the year ended December 31, 2007	15.46	0.41	1.10	(0.39)	16.58
For the year ended December 31, 2006	12.62	0.30	2.81	(0.27)	15.46
For the year ended December 31, 2005	11.32	0.20	1.29	(0.19)	12.62
For the year ended December 31, 2004	9.89	0.14	1.42	(0.13)	11.32
For the year ended December 31, 2003	7.38	0.10	2.49	(0.08)	9.89

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

102

BNY HAMILTON INTERNATIONAL EQUITY FUND

Financial Highlights (Continued)

	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	RATIO TO AVERAGE NET ASSETS OF EXPENSES	RATIO TO AVERAGE NET ASSETS OF NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	9.50%	$5,623	0.94%	2.20%	11%
For the year ended December 31, 2006	24.38%	5,366	0.93%	1.92%	15%
For the year ended December 31, 2005	12.81%	4,431	1.10%	1.49%	11%
For the year ended December 31, 2004	15.61%	4,384	1.35%	1.25%	31%
For the year ended December 31, 2003	34.85%	6,260	1.56%	1.01%	101%

Institutional Shares
For the year ended December 31, 2007	9.79%	545,392	0.69%	2.45%	11%
For the year ended December 31, 2006	24.68%	456,316	0.68%	2.14%	15%
For the year ended December 31, 2005	13.14%	308,769	0.84%	1.71%	11%
For the year ended December 31, 2004	15.85%	219,404	1.08%	1.37%	31%
For the year ended December 31, 2003	35.13%	144,908	1.31%	1.24%	101%

See notes to financial statements.

103

BNY HAMILTON LARGE CAP EQUITY FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN OPTIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF PERIOD
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$14.42	$0.10	$1.48	$(0.10)	$(1.29)	$14.61
For the year ended December 31, 2006	13.35	0.10	2.03	(0.08)	(0.98)	14.42
For the year ended December 31, 2005	13.22	0.10	0.73	(0.15)	(0.55)	13.35
For the year ended December 31, 2004	12.33	0.25	0.86	(0.22)	—	13.22
For the year ended December 31, 2003	10.31	0.23	1.99	(0.20)	—	12.33

Class C Shares
For the period ended June 12, 2005*** (Unaudited)	13.22	0.01	0.18	(0.01)	—	13.40
For the period June 9, 2004* through December 31, 2004	12.52	0.10	0.68	(0.08)	—	13.22
Institutional Shares
For the year ended December 31, 2007	14.46	0.14	1.49	(0.14)	(1.29)	14.66
For the year ended December 31, 2006	13.38	0.13	2.05	(0.12)	(0.98)	14.46
For the year ended December 31, 2005	13.26	0.13	0.72	(0.18)	(0.55)	13.38
For the year ended December 31, 2004	12.37	0.28	0.86	(0.25)	—	13.26
For the year ended December 31, 2003	10.34	0.26	2.00	(0.23)	—	12.37

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
*	Commencement of offering of shares.
**	Annualized.
***	On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.

See notes to financial statements.

104

BNY HAMILTON LARGE CAP EQUITY FUND

Financial Highlights (Continued)

	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF PERIOD (000’S OMITTED)	RATIO TO AVERAGE NET ASSETS OF EXPENSES	RATIO TO AVERAGE NET ASSETS OF NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	10.94%	$27,391	1.04%	0.69%	66%
For the year ended December 31, 2006	16.11%	28,389	1.03%	0.69%	53%
For the year ended December 31, 2005	6.25%	28,980	1.04%	0.75%	52%
For the year ended December 31, 2004	9.11%	33,720	1.10%	1.99%	40%
For the year ended December 31, 2003	21.82%	33,501	1.16%	2.12%	24%

Class C Shares
For the period ended June 12, 2005*** (Unaudited)	1.42%	27	1.79%**	0.15%**	27%
For the period June 9, 2004* through December 31, 2004	7.05%	27	1.82%**	1.38%**	40%

Institutional Shares
For the year ended December 31, 2007	11.27%	401,002	0.79%	0.94%	66%
For the year ended December 31, 2006	16.43%	385,132	0.78%	0.93%	53%
For the year ended December 31, 2005	6.42%	360,168	0.79%	0.99%	52%
For the year ended December 31, 2004	9.35%	343,346	0.85%	2.24%	40%
For the year ended December 31, 2003	22.17%	347,684	0.91%	2.36%	24%

See notes to financial statements.

105

BNY HAMILTON LARGE CAP GROWTH FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)(A)		NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$7.64	$0.01		$1.35	$(0.01)	$(0.89)	$8.10
For the year ended December 31, 2006	7.65	—	(1)	0.44	— (1)	(0.45)	7.64
For the year ended December 31, 2005	9.52	(0.01)		(0.01)	—	(1.85)	7.65
For the year ended December 31, 2004	9.43	0.06		0.24	(0.06)	(0.15)	9.52
For the year ended December 31, 2003	7.72	0.04		1.71	(0.04)	—	9.43

Institutional Shares
For the year ended December 31, 2007	7.72	0.03		1.37	(0.03)	(0.89)	8.20
For the year ended December 31, 2006	7.73	0.02		0.45	(0.03)	(0.45)	7.72
For the year ended December 31, 2005	9.60	0.02		(0.02)	(0.02)	(1.85)	7.73
For the year ended December 31, 2004	9.50	0.09		0.25	(0.09)	(0.15)	9.60
For the year ended December 31, 2003	7.78	0.07		1.71	(0.06)	—	9.50

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Less than $0.01 per share.

See notes to financial statements.

106

BNY HAMILTON LARGE CAP GROWTH FUND

Financial Highlights (Continued)

	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	RATIO TO AVERAGE NET ASSETS OF EXPENSES	RATIO TO AVERAGE NET ASSETS OF NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	17.79%	$4,127	1.10%	0.10%	52%
For the year ended December 31, 2006	6.04%	5,487	1.09%	0.06%	51%
For the year ended December 31, 2005	(0.13)%	8,126	1.08%	(0.06)%	101%
For the year ended December 31, 2004	3.31%	10,758	1.11%	0.60%	90%
For the year ended December 31, 2003	22.72%	17,988	1.15%	0.51%	20%

Institutional Shares
For the year ended December 31, 2007	18.18%	138,729	0.85%	0.34%	52%
For the year ended December 31, 2006	6.29%	143,479	0.84%	0.30%	51%
For the year ended December 31, 2005	0.07%	205,786	0.82%	0.19%	101%
For the year ended December 31, 2004	3.63%	336,716	0.85%	0.91%	90%
For the year ended December 31, 2003	22.99%	348,188	0.90%	0.77%	20%

See notes to financial statements.

107

BNY HAMILTON LARGE CAP VALUE FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$11.85	$0.25	$0.56	$(0.26)	$(0.85)	$11.55
For the year ended December 31, 2006	11.24	0.18	1.53	(0.18)	(0.92)	11.85
For the year ended December 31, 2005	10.81	0.15	0.76	(0.14)	(0.34)	11.24
For the year ended December 31, 2004	10.03	0.15	0.77	(0.14)	—	10.81
For the year ended December 31, 2003	7.88	0.09	2.14	(0.08)	—	10.03
Institutional Shares
For the year ended December 31, 2007	11.81	0.28	0.56	(0.29)	(0.85)	11.51
For the year ended December 31, 2006	11.19	0.21	1.54	(0.21)	(0.92)	11.81
For the year ended December 31, 2005	10.76	0.18	0.76	(0.17)	(0.34)	11.19
For the year ended December 31, 2004	10.01	0.18	0.73	(0.16)	—	10.76
For the year ended December 31, 2003	7.86	0.11	2.14	(0.10)	—	10.01

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

108

BNY HAMILTON LARGE CAP VALUE FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF:
	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	6.78%	$1,214	1.04%	1.04%	2.04%	34%
For the year ended December 31, 2006	15.41%	1,371	1.03%	1.03%	1.50%	59%
For the year ended December 31, 2005	8.45%	1,015	1.05%	1.06%	1.33%	43%
For the year ended December 31, 2004	9.22%	860	1.05%	1.17%	1.42%	37%
For the year ended December 31, 2003	28.43%	667	1.05%	1.34%	0.99%	12%

Institutional Shares
For the year ended December 31, 2007	7.07%	329,281	0.79%	0.79%	2.31%	34%
For the year ended December 31, 2006	15.84%	361,395	0.78%	0.78%	1.76%	59%
For the year ended December 31, 2005	8.74%	310,927	0.80%	0.81%	1.59%	43%
For the year ended December 31, 2004	9.21%	236,631	0.80%	0.91%	1.73%	37%
For the year ended December 31, 2003	28.72%	129,318	0.80%	1.10%	1.22%	12%

See notes to financial statements.

109

BNY HAMILTON MULTI–CAP EQUITY FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$16.90	$0.14	$0.19	$(0.14)	$(2.08)	$15.01
For the year ended December 31, 2006	15.22	0.09	1.70	(0.10)	(0.01)	16.90
For the year ended December 31, 2005	14.24	0.10	0.98	(0.10)	—	15.22
For the year ended December 31, 2004	12.81	0.07	1.43	(0.07)	—	14.24
For the year ended December 31, 2003	9.77	0.04	3.04	(0.04)	—	12.81

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

110

BNY HAMILTON MULTI–CAP EQUITY FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF:
	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	1.59%	$58,835	1.25%	1.27%	0.80%	25%
For the year ended December 31, 2006	11.76%	64,299	1.25%	1.26%	0.57%	7%
For the year ended December 31, 2005	7.59%	67,283	1.25%	1.28%	0.70%	10%
For the year ended December 31, 2004	11.72%	60,274	1.25%	1.45%	0.50%	22%
For the year ended December 31, 2003	31.50%	54,933	1.25%	1.55%	0.32%	24%

See notes to financial statements.

111

BNY HAMILTON S&P 500 INDEX FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007	$8.81	$0.14	$0.30	$(0.14)	$(0.38)	$8.73
For the year ended December 31, 2006	7.98	0.11	1.08	(0.12)	(0.24)	8.81
For the year ended December 31, 2005	8.26	0.10	0.26	(0.10)	(0.54)	7.98
For the year ended December 31, 2004	7.60	0.12	0.65	(0.11)	—	8.26
For the year ended December 31, 2003	6.00	0.08	1.59	(0.07)	—	7.60

Institutional Shares
For the year ended December 31, 2007	8.81	0.16	0.29	(0.16)	(0.38)	8.72
For the year ended December 31, 2006	7.97	0.14	1.07	(0.13)	(0.24)	8.81
For the year ended December 31, 2005	8.25	0.13	0.25	(0.12)	(0.54)	7.97
For the year ended December 31, 2004	7.59	0.13	0.66	(0.13)	—	8.25
For the year ended December 31, 2003	6.00	0.10	1.58	(0.09)	—	7.59

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

112

BNY HAMILTON S&P 500 INDEX FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF:
	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007	4.90%	$1,191	0.60%	0.71%	1.51%	5%
For the year ended December 31, 2006	15.04%	1,445	0.60%	0.71%	1.40%	11%
For the year ended December 31, 2005	4.29%	871	0.60%	0.76%	1.26%	49%
For the year ended December 31, 2004	10.20%	1,265	0.60%	0.89%	1.49%	17%
For the year ended December 31, 2003	27.90%	692	0.60%	1.06%	1.17%	40%

Institutional Shares
For the year ended December 31, 2007	5.05%	128,666	0.35%	0.45%	1.77%	5%
For the year ended December 31, 2006	15.45%	141,179	0.35%	0.46%	1.64%	11%
For the year ended December 31, 2005	4.57%	131,541	0.35%	0.50%	1.54%	49%
For the year ended December 31, 2004	10.46%	119,104	0.35%	0.65%	1.70%	17%
For the year ended December 31, 2003	28.17%	92,237	0.35%	0.82%	1.44%	40%

See notes to financial statements.

113

BNY HAMILTON SMALL CAP CORE EQUITY FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(A)	NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$12.24	$0.03	$0.55	$(0.01)	$(1.07)	$11.74
For the year ended December 31, 2006	11.13	0.01	1.19	(0.01)	(0.08)	12.24
For the period March 2, 2005* through December 31, 2005	10.00	(0.01)	1.14	—	—	11.13

Institutional Shares
For the year ended December 31, 2007	12.26	0.06	0.57	(0.04)	(1.07)	11.78
For the year ended December 31, 2006	11.15	0.04	1.19	(0.04)	(0.08)	12.26
For the period March 2, 2005* through December 31, 2005	10.00	0.01	1.15	(0.01)	—	11.15

*	Commencement of offering of shares.
**	Annualized.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

114

BNY HAMILTON SMALL CAP CORE EQUITY FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF:
	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME		PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	4.49%	$1,854	1.25%	1.25%	0.21%		36%
For the year ended December 31, 2006	10.78%	1,852	1.25%	1.25%	0.05%		26%
For the period March 2, 2005* through December 31, 2005	11.30%	1,400	1.25%**	1.47%**	(0.14	)%**	12%

Institutional Shares
For the year ended December 31, 2007	4.90%	191,255	1.00%	1.00%	0.46%		36%
For the year ended December 31, 2006	11.01%	193,983	1.00%	1.00%	0.32%		26%
For the period March 2, 2005* through December 31, 2005	11.55%	108,758	1.00%**	1.21%**	0.11	%**	12%

See notes to financial statements.

115

BNY HAMILTON SMALL CAP GROWTH FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT LOSS(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF PERIOD
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$14.10	$(0.10)	$1.97	$(1.31)	$14.66
For the year ended December 31, 2006	14.57	(0.13)	1.31	(1.65)	14.10
For the year ended December 31, 2005	15.35	(0.13)	(0.30)	(0.35)	14.57
For the year ended December 31, 2004	15.46	(0.14)	0.95	(0.92)	15.35
For the year ended December 31, 2003	11.79	(0.12)	4.51	(0.72)	15.46

Class C Shares
For the period May 12, 2006* through October 30, 2006 (Unaudited)	15.96	(0.12)	(0.71)	(0.34)	14.79
For the period May 12, 2006* through June 30, 2006 (Unaudited)	15.96	(0.04)	(0.79)	—	15.13

Institutional Shares
For the year ended December 31, 2007	14.36	(0.06)	2.00	(1.31)	14.99
For the year ended December 31, 2006	14.79	(0.10)	1.32	(1.65)	14.36
For the year ended December 31, 2005	15.54	(0.10)	(0.30)	(0.35)	14.79
For the year ended December 31, 2004	15.63	(0.10)	0.93	(0.92)	15.54
For the year ended December 31, 2003	11.89	(0.07)	4.53	(0.72)	15.63

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
*	Commencement of offering of shares.
**	Annualized.
***	On October 31, 2006, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.

See notes to financial statements.

116

BNY HAMILTON SMALL CAP GROWTH FUND

Financial Highlights (Continued)

	TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE(B)	NET ASSETS, END OF PERIOD (000’S OMITTED)	RATIO TO AVERAGE NET ASSETS OF EXPENSES	RATIO TO AVERAGE NET ASSETS OF NET INVESTMENT LOSS		PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	13.10%	$3,790	1.30%	(0.65)%		89%
For the year ended December 31, 2006	8.46%	6,581	1.18%	(0.91)%		127%
For the year ended December 31, 2005	(2.91)%	74,414	1.16%	(0.90)%		77%
For the year ended December 31, 2004	5.59%	95,024	1.23%	(0.89)%		67%
For the year ended December 31, 2003	37.46%	54,456	1.31%	(0.82)%		42%

Class C Shares
For the period May 12, 2006* through October 30, 2006 (Unaudited)	(4.94)%	2	1.95%**	(1.61	)%**	127%
For the period May 12, 2006* through June 30, 2006 (Unaudited)	(5.14)%	2	1.79%**	(1.54	)%**	69%

Institutional Shares
For the year ended December 31, 2007	13.36%	101,686	1.05%	(0.37)%		89%
For the year ended December 31, 2006	8.53%	133,040	0.95%	(0.65)%		127%
For the year ended December 31, 2005	(2.62)%	555,298	0.91%	(0.65)%		77%
For the year ended December 31, 2004	5.59%	731,151	0.98%	(0.63)%		67%
For the year ended December 31, 2003	37.73%	456,239	1.06%	(0.55)%		42%

See notes to financial statements.

117

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS

BNY Hamilton Funds, Inc. (the “Company”) was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Company currently consists of twenty-two separate series. The nine series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”), BNY Hamilton International Equity Fund (the “International Equity Fund”), BNY Hamilton Large Cap Equity Fund (formerly BNY Hamilton Equity Income Fund) (the “Large Cap Equity Fund”), BNY Hamilton Large Cap Growth Fund (the “Large Cap Growth Fund”), BNY Hamilton Large Cap Value Fund (the “Large Cap Value Fund”), BNY Hamilton Multi-Cap Equity Fund (the “Multi-Cap Equity Fund”), BNY Hamilton S&P 500 Index Fund (the “S&P 500 Index Fund”), BNY Hamilton Small Cap Core Equity Fund (the “Small Cap Core Equity Fund”) and BNY Hamilton Small Cap Growth Fund (the “Small Cap Growth Fund”), (individually, a “Fund” and collectively, the “Funds”). All of the Funds are diversified as defined under the 1940 Act.

Each of the Funds, except the S&P 500 Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. The S&P 500 Index Fund offers two classes of shares: Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has only Class A Shares outstanding. Institutional Shares of this Fund are not available at this time.

Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

The following are the investment objectives of each of the Funds:

•	Global Real Estate Securities Fund—To maximize total return consisting of capital appreciation and current income;

•	International Equity Fund—To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

•	Large Cap Equity Fund—To provide long-term capital appreciation;

•	Large Cap Growth Fund—To provide long-term capital appreciation;

•	Large Cap Value Fund—To provide long-term capital appreciation; current income is a secondary consideration;

•	Multi-Cap Equity Fund—To provide long-term capital appreciation; current income is a secondary consideration;

•	S&P 500 Index Fund—To match the performance of the Standard & Poor’s 500® Index Composite Stock Index (the “S&P 500®”);

•	Small Cap Core Equity Fund—To provide long-term capital appreciation by investing primarily in equity securities of small companies;

118

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•	Small Cap Growth Fund—To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A)  Security Valuations

Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds’ prospectus.

Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor’s Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B)  Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

(ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between

119

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

(iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C)  Risk Involved in Investing in the Funds

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D)  Repurchase Agreements

A Fund’s custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E)  Written Options and Purchased Options

All Funds may enter into option contracts for the purpose of either hedging exposure to the market fluctuations of its portfolio, or an individual security position.

When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

As a writer of call options, a Fund does not have control over exercising of such options. As

120

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a result, that Fund bears unlimited market risk of favorable changes in the value of the call option’s underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F)  Tax Information

Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

The Funds have adopted the provisions of, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax positions for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

(G)  Dividends and Distributions to Shareholders

The Global Real Estate Securities Fund, the Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The International Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H)  Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

121

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(I)  Financial Statements Preparation

The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds’ financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.  ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York (the “Advisor”) manages the investments of the Funds and is responsible for all purchases and sales of the Funds’ portfolio securities. The Advisor’s fee accrues daily and is payable monthly at the following annual rates:

% OF AVERAGE DAILY NET ASSETS
Global Real Estate Securities Fund	0.85%
International Equity Fund	0.50%
Large Cap Equity Fund	0.60%
Large Cap Growth Fund	0.60%
Large Cap Value Fund	0.60%
Multi-Cap Equity Fund	0.75%
S&P 500 Index Fund	0.20%
Small Cap Core Equity Fund	0.75%
Small Cap Growth Fund	0.75%

Except for the Global Real Estate Fund and the International Equity Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

The Global Real Estate Securities Fund is sub-advised by Urdang Securities Management, Inc. (“Urdang”), a wholly-owned subsidiary of The Bank of New York. Urdang’s fee is payable monthly by the Advisor at a annual rate of 0.85% of the average daily net assets of the Global Real Estate Securities Fund.

The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC (“Estabrook”), a wholly-owned subsidiary of The Bank of New York. Estabrook’s fee is payable monthly by the Advisor at an annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC (“GW&K”), a wholly-owned subsidiary of the Bank of New York. GW&K’s fee is payable monthly by the Advisor

122

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

at an annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

The Bank of New York serves as the Funds’ administrator (the “Administrator”). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

The Administrator’s fee is payable monthly at a rate of 0.10% on each Fund’s average daily net assets.

The Administrator has voluntarily agreed to waive 0.05% of its fee for the S&P 500 Index Fund.

During the year ended December 31, 2007, The Bank of New York received the following amounts under the administration agreement:

AMOUNT
Global Real Estate Securities Fund	$35,735
International Equity Fund	466,323
Large Cap Equity Fund	370,555
Large Cap Growth Fund	123,464
Large Cap Value Fund	309,319
Multi-Cap Equity Fund	55,029
S&P 500 Index Fund	121,091
Small Cap Core Equity Fund	178,383
Small Cap Growth Fund	102,036

BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

The Bank of New York serves as the Funds’ custodian (“Custodian”). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2007 is shown on its respective Statement of Operations under the caption “Earnings Credit Adjustment.” For the year ended December 31, 2007, the Large Cap Equity Fund, the Large Cap Value Fund, the S&P 500 Index Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Multi-Cap Equity Fund, and the Small Cap Core Equity Fund did not earn any such income.

The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption “Cash management” in the Statement of Operations.

123

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund’s expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

	CLASS A SHARES	INSTITUTIONAL SHARES
Global Real Estate Securities Fund	1.50%	1.25%
Large Cap Value Fund	1.05%	0.80%
Multi-Cap Equity Fund	1.25%	N/A
Small Cap Core Equity Fund	1.25%	1.00%

	INSTITUTIONAL SHARES	INVESTOR SHARES
S&P 500 Index Fund	0.35%	0.60%

The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and Small Cap Growth Fund did not have expense waivers for the year ended December 31, 2007.

The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the annual average daily net assets of the Investor Shares and Class A Shares, respectively.

The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 2007:

CLASS A
FRONT-END SALES CHARGES
International Equity Fund	$70
Large Cap Equity Fund	1,175
Large Cap Growth Fund	18
Multi-Cap Equity Fund	580
Small Cap Growth Fund	29

4.  SECURITIES LENDING

Each Fund may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

124

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PORTFOLIO SECURITIES

For the year ended December 31, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

	PURCHASES	SALES
Global Real Estate Securities Fund	$86,343,683	$28,260,756
International Equity Fund	117,137,359	58,468,192
Large Cap Equity Fund	278,098,133	306,596,867
Large Cap Growth Fund	72,893,516	101,877,307
Large Cap Value Fund	119,860,918	165,601,098
Multi-Cap Equity Fund	15,686,374	21,427,112
S&P 500 Index Fund	7,153,282	22,641,744
Small Cap Core Equity Fund	71,660,097	80,837,395
Small Cap Growth Fund	101,841,642	149,677,284

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2007.

6.  FEDERAL INCOME TAXES

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

	CAPITAL LOSS CARRYFORWARD	EXPIRATION
Global Real Estate Securities Fund	$561,698	2015
International Equity Fund	30,809,574 10,488,109	2010 2011

During the year ended December 31, 2007, the International Equity Fund utilized capital loss carryforwards of $26,575,642, to offset realized gains.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Small Cap Core Equity Fund and Global Real Estate Securities Fund deferred post-October losses in the amounts of $520,853 and $725,813, respectively, during 2007.

Passive Foreign Investment Company (“PFIC”) losses incurred after October 31 (“post-October” PFIC losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Global Real Estate Securities Fund deferred post-October PFIC losses in the amount of $229,079 during 2007.

125

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	*DISTRIBUTIONS PAID FROM:
	ORDINARY INCOME		NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS PAID
Global Real Estate Securities Fund	$971,175		—	$917,175
International Equity Fund	12,828,888	*	—	12,828,888
Large Cap Equity Fund	9,685,545		$29,580,840	39,266,385
Large Cap Growth Fund	1,235,014		13,765,279	15,000,293
Large Cap Value Fund	10,863,679		20,325,516	31,189,195
Multi-Cap Equity Fund	681,273		7,100,902	7,782,175
S&P 500 Index Fund	2,575,279		5,329,110	7,904,389
Small Cap Core Equity Fund	2,929,522		14,297,464	17,226,986
Small Cap Growth Fund	2,474,682		6,293,947	8,768,629

*	Amount is net of Foreign Tax Credit of $1,630,616.

The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

	DISTRIBUTIONS PAID FROM:
	ORDINARY INCOME		NET LONG TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS PAID
International Equity Fund	$7,970,391	*	—	$7,970,391
Large Cap Equity Fund	5,248,537		$24,351,016	29,599,553
Large Cap Growth Fund	2,373,045		8,013,643	10,386,688
Large Cap Value Fund	11,206,375		21,347,911	32,554,286
Multi-Cap Equity Fund	378,831		35,647	414,478
S&P 500 Index Fund	2,417,162		3,424,580	5,841,742
Small Cap Core Equity Fund	509,532		1,311,743	1,821,275
Small Cap Growth Fund	—		20,473,180	20,473,180

*	Amount is net of Foreign Tax Credit of $794,023.

126

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION/ (DEPRECIATION)		TOTAL ACCUMULATED EARNINGS/(DEFICIT)
Global Real Estate Securities Fund	$85,972	—	$85,972	$(1,516,590)	$(7,109,426)[1,2,4]		$(8,540,044)
International Equity Fund	396,729	—	396,729	(41,297,683)	139,602,267	[2]	98,701,313
Large Cap Equity Fund	1,403,013	$13,078,279	14,481,292	—	86,514,556	[1,2]	100,995,848
Large Cap Growth Fund	3,626	5,552,941	5,556,567	—	25,788,867	[1,2]	31,345,434
Large Cap Value Fund	53,628	7,200,263	7,253,891	—	42,934,816	[2]	50,188,707
Multi-Cap Equity Fund	3,432	891,056	894,488	—	12,259,422	[1]	13,153,910
S&P 500 Index Fund	16,791	384,061	400,852	—	20,674,375	[3]	21,075,227
Small Cap Core Equity Fund	66,477	—	66,477	(520,853)	11,691,773	[1,2]	11,237,397
Small Cap Growth Fund	—	—	—	—	13,240,274	[2]	13,204,274

[1]	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
[2]	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
[3]

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.

[4]	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to income on PFIC investments.

127

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  WRITTEN OPTION ACTIVITY

Transactions in written options for the year ended December 31, 2007 were as follows:

Large Cap Equity Fund

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at December 31, 2006	300	$53,348
Options written	1,503	500,203
Options terminated in closing purchase transactions	(655)	(284,976)
Options expired	(1,148)	(268,575)

Options outstanding at December 31, 2007	—	$—

Large Cap Growth Fund
Options outstanding at December 31, 2006	—	—
Options written	155	$85,732
Options terminated in closing purchase transactions	(105)	(72,133)
Options expired	(50)	(13,599)

Options outstanding at December 31, 2007	—	$—

8.  FUTURES CONTRACTS

The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

128

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. RECLASSIFICATION OF CAPITAL ACCOUNTS

At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

	UNDISTRIBUTED NET INVESTMENT INCOME	UNDISTRIBUTED CAPITAL GAINS/ (ACCUMULATED LOSSES)	PAID IN CAPITAL
Global Real Estate Securities Fund	$(7,965)	$7,965	—
Large Cap Equity Fund	(158,569)	158,569	—
Large Cap Growth Fund	(12,001)	12,001	—
Large Cap Value Fund	(2)	2	—
Multi-Cap Equity Fund	(21,884)	21,884	—
S&P 500 Index Fund	(35,304)	35,304	—
Small Cap Core Equity Fund	(273,397)	273,397	—
Small Cap Growth Fund	451,377	417,556	$(868,933)

10.  ACCOUNTING PRONOUNCEMENT

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

129

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

BNY Hamilton Funds, Inc.

We have audited the accompanying statements of assets and liabilities of BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund, each a series of BNY Hamilton Funds, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to the BNY Hamilton Global Real Estate Securities Fund, the year then ended and the period December 29, 2006 to December 31, 2006) and the financial highlights for each of the three years in the period then ended (with respect to the BNY Hamilton Small Cap Core Equity Fund, the two years in the period then ended and the period March 2, 2005 (commencement of operations) to December 31, 2005 and with respect to the BNY Hamilton Global Real Estate Securities Fund, the year then ended and the period December 29, 2006 (commencement of operations) to December 31, 2006). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the two year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of their internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

130

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2008

131

DIRECTORS AND OFFICERS* (UNAUDITED)

The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

DIRECTORS	POSITION	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Edward L. Gardner 1934	Director and Chairman of the Board	Chairman of the Board, President and Chief Executive Officer, Industrial Solvents Corporation, 1981 to Present; Chairman of the Board, President and Chief Executive Officer, Industrial Petro-Chemicals, Inc., 1981 to Present.

James E. Quinn 1952	Director	President, Tiffany & Co., 2003 to Present; Member, Board of Directors, Tiffany & Co., 1995 to Present; Vice Chairman, Tiffany & Co., 1999 to 2003. Executive Vice President, Tiffany & Co., 1992 to 1999.

Karen Osar 1949	Director	Retired; Formerly Executive Vice President and Chief Financial Officer, Chemtura, Inc., 2004 to 2007; Senior Vice President and Chief Financial Officer, Mead Westvaco Corp., 2002 to 2003; Senior Vice President and Chief Financial Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly 1956	Director	Consultant, 2005 to Present; Chief Executive Officer, Arroyo Video, 2004 to 2005; President, Chief Financial Officer and Chief Operating Officer, Insight Communications, 2000 to 2003.

John R. Alchin 1948	Director	Retired; Executive Vice President, Co-Chief Financial Officer, Comcast Corporation, 1990 to 2007.

Newton P.S. Merrill 1939	Director	Retired; Senior Executive Vice President, The Bank of New York, 1994 to 2003.

132

OFFICERS	POSITION	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Joseph F. Murphy 1963	President and Chief Executive Officer	Managing Director, The Bank of New York, since April 2001.

Guy Nordahl 1965	Treasurer and Principal Financial Officer	Vice President, The Bank of New York, 1999 to Present.

Ellen Kaltman 1948	Chief Compliance Officer	Managing Director, Compliance, The Bank of New York, 1999 to Present.

Jennifer English** 1972	Secretary	Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc., 2005 to Present; Assistant Vice President and Assistant Counsel, PFPC Inc., 2002 to 2005.

Molly Martin Alvarado** 1965	Assistant Secretary	Assistant Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc., 2005 to Present; Blue Sky Corporate Legal Assistant, Palmer & Dodge LLP, 1999 to 2005; Business Law Legal Assistant Coordinator, Palmer & Dodge LLP, 2002 to 2005.

*	Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
**	The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

133

The Funds’ Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

INVESTMENT ADVISOR

The Bank of New York

DISTRIBUTOR

BNY Hamilton Distributors, Inc.

ADMINISTRATOR

The Bank of New York

TRANSFER AGENT AND SUB-ADMINISTRATOR

Citi Fund Services Ohio, Inc.

CUSTODIAN

The Bank of New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

LEGAL COUNSEL

Ropes & Gray LLP

134

BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

BNY HAMILTON FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY-AR-EQ 12/07

NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	account applications and other forms, which may include a customer’s name, address, Social Security number and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s accounts; and

•	correspondence (written, telephonic or electronic) between a customer or a customer’s representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

•

as permitted by law—for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder’s broker or agent, to resolve or to protect against customer fraud; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

•

to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

•	to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

INVESTMENT ADVISOR’S LETTER

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds’ performance and the strategies they are pursuing to achieve the Funds’ investment objectives. We encourage you to read this report carefully and retain it for your records.

The story of the markets and the economy in the year 2007 is really a tale of two halves—the first half of the year was generally marked by cautious optimism, while the second half revealed deeper concerns about the future.

In the U.S. equity markets, the first half of 2007 was a period of significant volatility on a generally upward path. Stocks rose quite steadily early in the period but then experienced an abrupt, steep decline when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Concerns also rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy. In the spring, however, stronger-than-expected corporate earnings helped restore a positive tone to the market. In addition, the impact from a weak housing market and subprime lender difficulties appeared to be less than some had feared. Near the end of the half, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets. The result was negative performance for the month of June, although returns for the six months were firmly in the positive range. Throughout the first six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

The second half of the year saw confidence erode. The persistently soft housing market, continuing weakness among subprime lenders and borrowers, and high energy prices began to exact their toll on consumer confidence and spending. In addition, the widespread credit crunch that resulted in part from the subprime lending debacle drastically cut the resources available for private-equity acquisitions and corporate mergers, all but eliminating one of the major forces that had been supporting the equity markets. Near the end of the year, apparently weak holiday sales for retailers contributed to a growing sense that the economy may be headed into recession. In all, these negative developments eroded investor sentiment and caused the equity markets to stall during much of the year’s second six months. Among the notable trends was that the S&P 500 posted negative returns in the fourth quarter, typically a positive period for stocks.

For the year, large-cap stocks significantly outperformed small caps, reflecting investors’ preference for less-volatile and less-risky investments in an uncertain environment. This shift came after several years of small-cap outperformance. The performance of growth stocks relative to their value counterparts also reflected a change after a multi-year trend. After several years of value’s outperformance, growth stocks surged well ahead in 2007, outperforming the value style by a wide margin across all market capitalizations.

The outlook for U.S. equities in the year ahead remains uncertain. Energy prices remain high, the employment outlook is mixed, and the weak housing market and subprime lending fallout are both beginning to show their teeth. Softening consumer confidence does not bode well for consumer spending, which is responsible for the majority of economic activity in the U.S. On the other hand, both the Federal Reserve’s short-term rate reductions and the pending fiscal stimulus from Washington make it apparent that the relevant branches of government are willing to step in to help boost economic activity. Whether those efforts will be sufficient to prevent a recession is not yet clear, however.

For the twelve months ended December 31, 2007, the S&P 500® Index of large-capitalization U.S. stocks returned 5.49%. The Russell 2000® Index of small-cap stocks posted a total return of -1.55% for the same period.

International equities outperformed the domestic indexes over the year. Global markets were not free of volatility, of course, and as in the U.S., the first half of the year was stronger than the second. There is a growing sense that many international economies are increasingly “decoupled” from the U.S., and thus are not predestined to suffer should the U.S. economy slow; nonetheless, at times international markets did falter based on concerns that the weak housing market and subprime lending problems would cut into U.S. consumers’ demand for imported goods. Other factors roiling the international markets at points during the year included fears centered on rising global interest rates and the potential for inflation given strong economic growth in global markets.

Returns among established European markets varied considerably; Germany posted strong results, well ahead of U.S. averages, while France and Italy offered weaker performance. On average, European stocks lagged U.S. equities for the year, while still achieving positive returns. In contrast, the Japanese benchmark average posted a significant loss, hampered both by economic woes and relatively rich equity valuations.

Emerging markets recorded the strongest returns, fueled by those countries’ powerful economic growth. Among the markets producing healthy gains were India, Brazil, Turkey, and Indonesia. Despite being generally closed to foreign investors, China’s equity market posted another powerhouse year, with the benchmark there returning just shy of 100%.

The U.S. Dollar remained weak against major foreign currencies; while this in itself has raised some concern, for dollar-based investors in international markets, the currency situation boosted total returns.

For the twelve months, the MSCI EAFE® (Morgan Stanley Capital International Europe, Australasia and Far East) Index—which reflects returns after currency conversions—returned 11.17%, outpacing major domestic equity indexes.

The fixed-income markets were also characterized by sharp differences in the first and second halves of the year. In the first six months, there was little action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke kept the federal funds target rate steady at 5.25%, a level it held for more than a year. For a time, many believed that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation—and rate hikes—could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a change from the flatter profile it held previously.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After a sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. In spring, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial Mortgage-Backed bonds) underperformed Corporate issues in the year’s first half.

As 2007 moved into its second half, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. The subprime meltdown began to reverberate through the economy, with many large banks and other institutions with significant exposure to mortgage-related securities feeling the pain. In a cloudier economic climate, the Federal Reserve began to perceive recession as a greater concern than inflation, and moved to cut the federal funds target rate by a full percentage point by year’s end. Investor sentiment similarly adopted a more cautious tone, with the resulting flight to quality driving returns on Treasurys well ahead those of Corporate bonds and other “spread” issues.

For the year ahead, economic uncertainty appears very likely to remain the predominant theme. While that may be clear, there are a number of questions that remain to be answered. Is the U.S. economy headed for a mild slowdown or an actual recession? How deep and how protracted will the downturn in the housing market be? Will employment hold steady or will job loss become an issue? Will consumer spending prove to be resilient or will spending levels fall significantly? What will be the ultimate response of government to the current difficulties, both in terms of fiscal and monetary stimulus, and how effective will those efforts be? Will inflation become a problem as well?

With so many questions looming on the horizon, it can be easy to become overly pessimistic. Certainly there are challenges ahead. Even though we are looking to the year ahead with continued caution, we retain our confidence in the strengths that underpin the U.S. economy and the markets and recognize that global economic growth presents a wide range of potential investment opportunities.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

Joseph F. Murphy

President, BNY Hamilton Funds

Managing Director,

The Bank of New York Mellon Corporation

BNY HAMILTON CORE BOND FUND

Investment Considerations—Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

AN INTERVIEW WITH JOHN FLAHIVE, PORTFOLIO MANAGER

Q.	What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?

A.	Economic data presented a mixed picture in the first half of the year. Growth in the economy outside of household spending showed resilience, but for many the focus remained on the potential impact on consumer spending of the weaker housing market and the difficulties in the subprime mortgage market. Employment data were not notably strong, but neither were they sufficiently weak to justify a rate cut from the Federal Reserve. Inflation remained close to the Federal Reserve’s comfort zone of 1% to 2%.

As more problems among subprime borrowers and lenders began to surface, a re-evaluation of risk in the fixed-income markets ensued. In addition, the Federal Reserve shifted gears somewhat and began to identify economic recession as a greater risk than inflation. This led the central bank to begin a series of interest-rate cuts in the year’s second half.

As concerns about the ultimate impact of subprime difficulties multiplied, the result was a sweeping flight to quality in the latter half of 2007. This propelled returns on Treasury securities well ahead of those of other taxable fixed-income issues. As a result of this movement, the Treasury component of the Lehman Brothers Aggregate Bond Index returned in excess of 9% for the year as a whole, with 7.9 percentage points of that return coming in the year’s second half. Although all fixed-income sectors produced positive total returns for the year, Corporate bonds, particularly those from issuers in or related to the Financial sector, were among the weakest performers.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:

The Fund provided a total return of 5.54% for Institutional Shares for the twelve months ended December 31, 2007. In comparison, the Lehman Brothers® Aggregate Bond Index returned 6.97% for the same period.

The Fund’s underperformance relative to the benchmark was primarily the result of a significant underweighting in Treasury securities, and an overweighting in Mortgage-Backed securities and Commercial Mortgage-Backed securities.

During November and December, we moved out of High-Yield Corporate bonds and trimmed back our position in longer-maturity Corporate issues as well. We also reduced our holdings in Mortgage-Backed securities and increased our allocation to Treasurys. The Fund remains slightly underweighted in Treasurys.

5

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	Treasury securities, particularly those in the intermediate-maturity range, performed well in a risk-conscious market. Agency securities performed moderately well relative to Treasurys, while Corporate bonds, Commercial Mortgage-Backed securities, Asset-Backed securities, lower-rated investment-grade securities, and longer-maturity bonds all underperformed. Higher-risk bonds, including securities associated with Housing and subprime lending, Structured Investment Vehicles and Collateralized Debt Obligations, were hit especially hard during the second half of the year.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	Our management approach has been to methodically transition the portfolio structure closer to our current recommended profile, which is much more neutral relative to our applicable benchmarks than it had been previously. We will remain a high quality, tax-sensitive, intermediate maturity manager that seeks to produce consistent risk and return relative to our conservative benchmarks.

Portfolio composition and ratings are subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	There is a tremendous amount of uncertainty surrounding the fixed-income markets today. The strong flight to quality will most likely continue to buoy Treasury securities, and put downward pressure on lower-rated bonds. Lower-quality investment-grade and High Yield Corporate securities are particularly vulnerable to continued volatility. Commercial Mortgage-Backed securities are also in jeopardy, as investors increasingly seek lower-risk issues.

We believe that over the long term, a disciplined shift toward higher-yielding non-Treasury securities will have the potential to produce superior total returns. However, given current market and economic conditions, we may not find the ideal opportunity to implement this move until the later stages of 2008.

6

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	5.54%	5.54%	0.90%	0.90%
5 Years	19.73%	3.67%	13.22%	2.51%
10 Years	62.31%	4.96%	51.62%	4.25%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Bond Fund (Institutional Shares ) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.69% and 0.94%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

Lehman Brothers® Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly in any index.

7

BNY HAMILTON HIGH YIELD FUND

Investment Considerations—Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price may decline.

AN INTERVIEW WITH KAREN BATER, PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?

A:	Two distinctive stories were in place for High-Yield bonds in the first half of 2007. Largely led by the lower-quality (distressed) segment and continued leveraged buyout activity through the end of May, High-Yield bonds outperformed other fixed-income sectors for most of the period. When higher interest rates and subprime mortgage concerns surfaced in June, riskier asset classes—including High Yield—suffered. This setback did not dampen the strong absolute returns evident in the High-Yield market over the first six months.

Despite rallies in the lower-rated tiers of the market for much of the six months, our high-quality High-Yield bonds performed much better than they have in past periods. The difference in yield, or spread, between distressed bonds and healthier ones is approaching historic minimums; further, June’s decline may have led investors to reassess their tolerance for risk, and to take a closer look at higher-quality High Yield offerings. Overall, we believe the current environment should be beneficial for higher-quality issues within the High Yield sector.

In the second half of the year, market sentiment was dominated by concern over the risk presented by the meltdown in the subprime sector. In this environment, credit spreads—that is, the difference in yield paid by higher- and lower-quality bonds—in the high-yield market started to widen from the previously very narrow range. This repricing of risk in the financial markets compensated investors for taking on additional levels of risk, but also indicated the increasingly wary eye many market participants were casting on lower-quality securities. This change was quite dramatic, with spreads widening by several percentage points. Weaker sectors performed the worst during the second half of the year, with CCC rated bonds posting the weakest results, followed by Bs, then BBs. This was the inverse of what we saw in the year’s first half, when CCCs outperformed higher-quality issues.

Liquidity was thinner during the year’s turbulent second half than it had been in the first six months, resulting in some sharp markdowns in the prices of higher-risk assets.

Q:	How did the Fund perform against its benchmark? What were the major factors accounting for its performance?

A:	For the twelve months ended December 31, 2007, the Fund returned 2.70% for Institutional Shares. For the same period, the Merrill Lynch® BB-B Non-Distressed Index returned 3.19%.

8

Large, liquid issues were easiest to sell—and thus the first to be sold off—during the June decline. These bonds are heavily represented in our portfolio, and contributed to our underperformance. During the second half of the year, the Fund benefited from an underweighting in more volatile, riskier industries including Home Builders and Autos. Our overweighting and strong security selection in the Health Care sector contributed positively to the Fund’s results in the later part of the year.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	In the first half of the year, we focused our efforts on shrinking the yield gap between the portfolio and the benchmark while not sacrificing credit quality. In addition, we sold bonds that experienced upgrades or reached performance targets, and replaced them with solid credits that we believe have the potential to move up the ratings scale. In companies with solid income statements and balance sheets, we chose to move down the capital structure to pick up income and take advantage of price inefficiencies.

In the year’s second half, we sought to reduce the Fund’s level of volatility by raising its average credit quality and shortening its duration, or sensitivity to interest-rate movements. We accomplished this by reducing our allocation to issues maturing in the 7- to 10-year range, and investing those assets in shorter-maturity securities. We believe this move substantially reduced the level of risk in the portfolio.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	We have not deviated from our core values of bottom-up research and high-quality bias in the High-Yield market. Now more than ever, these values are critical to performance. With investors now casting a more jaundiced eye on risk, we believe diligent credit research and security selection will be rewarded.

Portfolio composition and ratings are subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	Among the areas of opportunity we see in the market today are higher-quality issues, particularly those from issuers with strong business models, healthy free cash-flow generation and ample asset valuation.

Over the coming year, we expect to see slower economic growth and tighter lending standards. These are likely to reduce liquidity in the High-Yield market, which in turn should decrease demand for riskier assets. It appears increasingly probable that the economy will hit a soft patch and perhaps even move into a recession in the first half of 2008. The Federal Reserve seems poised to adjust policy and additional fiscal stimulus may be hitting the pipeline by midyear. Both of these may help to buoy the market in the second half of 2008.

9

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	2.70%	2.70%	-1.92%	-1.92%
3 Years	11.82%	3.80%	6.15%	2.01%
Since Inception (5/01/03)	28.67%	5.55%	21.65%	4.29%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the High Yield Fund (Institutional Shares) from 5/1/03 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.89% and 1.14%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2003.

The Merrill Lynch® BB- B Non-Distressed Index is an unmanaged index considered to be representative of BB and B rated corporate bonds. An investor cannot invest directly in any index.

10

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Investment Considerations—Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

AN INTERVIEW WITH JOHN FLAHIVE, PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	Mixed economic data and benign inflation readings marked the first half of 2007. Despite some real weakness in the housing sector and rising defaults on subprime mortgage loans, the bond market focused instead on steady employment growth and stability in the manufacturing sector; this outlook reduced the expectation of interest-rate cuts from the Federal Reserve, and indeed none came during the first half of the year.

Treasury yields rose through the middle of June, and the environment was not favorable for high-quality spread (non-Treasury) bonds, including Agencies, Mortgage-Backed securities, and other Securitized bonds. Lower-quality non-financial bonds bucked this trend, however, and outperformed for the six months.

In the second half of the year, however, the environment changed considerably. As the Federal Reserve came to view recession as a greater risk to the national economy than inflation, it launched a series of interest-rate cuts. The housing market continued to flounder, and the impact of the subprime lending debacle appeared likely to spread throughout the economy. As a result, the major trend driving the fixed-income market in the year’s second half was a massive flight to quality. As investors turned away from riskier holdings, Treasury yields fell relentlessly, the Treasury yield curve steepened, and Treasury securities outperformed all other taxable fixed-income securities, though all major bond sectors posted positive returns.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:	For the twelve months ended December 31, 2007, the Fund returned 6.80% for Institutional Shares. Over the same period, the Lehman Brothers® Intermediate Government Bond Index returned 8.47%.

The Fund underperformed its benchmark primarily because of its underweighting in Treasury and Agency securities, and its substantial overweighting in Agency Mortgage-Backed securities. Also, our positions in Treasury and Agency securities with maturities beyond 10 years hurt our returns, as the 3- to 10-year range offered the strongest performance.

Helping to mute the impact of our Mortgage overweighting was our duration positioning, which was longer than the benchmark level and had positive impact on performance.

Portfolio composition and ratings are subject to change.

11

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	Treasury securities, particularly those with maturities in the 3- to 10-year range, performed well for the year. Agency securities moderately underperformed Treasurys, while Agency Mortgage-Backed securities underperformed direct Agency debt. Given the decline in Treasury yields during the second half of the year, issues with lower coupons offered superior price performance to those with higher coupons.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	Our management style has been to methodically transition the portfolio structure closer to our current recommended profile, which is more neutral relative to our applicable benchmarks than the Fund has been in the past.

To this end, we reduced the Fund’s exposure to Mortgage Backed securities, though we still have more yet to do in this area. We also reduced our allocation to non-Mortgage securities—mostly Agency bonds—with maturities longer than 10 years.

Earlier in 2007, bond maturities in the portfolio were concentrated at the short and long ends of the yield curve. We have shifted to portfolio’s focus, however, to emphasize more bonds in the 3- to 10-year maturity range. In other words, we have moved from the previous barbell strategy to a more bulleted approach.

As we make changes to the portfolio, we remain focused on high quality, tax-sensitivity and intermediate maturity in our management approach. We seek to achieve consistent risk and return relative to our conservative benchmarks.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	There is a tremendous amount of uncertainty surrounding the fixed-income markets today. The strong flight to quality will most likely continue to buoy Treasury securities, and put downward pressure on lower-rated bonds. Lower-quality investment-grade and High Yield Corporate securities are particularly vulnerable to continued volatility. Commercial Mortgage-Backed securities are also in jeopardy, as investors increasingly seek lower-risk issues.

We believe that over the long term, a disciplined shift toward higher-yielding non-Treasury securities will have the potential to produce superior total returns. However, given current market and economic conditions, we may not find the ideal opportunity to implement this move until the later stages of 2008.

12

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	6.80%	6.80%	2.01%	2.01%
5 Years	19.17%	3.57%	12.58%	2.40%
10 Years	66.76%	5.25%	55.75%	4.53%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Government Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.65% and 0.90%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers® Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

13

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Investment Considerations—Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

AN INTERVIEW WITH JOHN FLAHIVE, PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	Many market participants began the year expecting the Federal Reserve to cut the federal funds target rate at some point in the second quarter. As the year progressed, however, those expectations faded, and the Federal Reserve held the target rate steady. Despite the Federal Reserve’s inactivity in the first part of 2007, the relative calm that the fixed-income markets enjoyed over the past few years came to an abrupt halt during that period as volatility took its place. Interest rates—except for those within the Federal Reserve’s purview—moved decidedly higher during the first six months of the year.

In the second half of 2007, the main focus of participants in the fixed-income markets was the developing subprime financial crisis and the weakening economic data related to a soft real estate market. These concerns sparked a flight to quality that fueled Treasury demand and was the major trend driving the bond market in the latter half of the year. The Federal Reserve responded to changing economic climate by lowering the federal funds target rate by a full percentage point over a three-meeting period in the latter portion of 2007.

Municipal bonds benefited from the overall bond rally and posted respectable total returns for the year, but record new issue supply and selling pressure by nontraditional market participants weighed on the returns of municipal bonds relative to Treasurys.

Despite a drop-off in new issuance during the fourth quarter, new issue volume for the year as a whole set an all-time record. Total issuance of $428 billion surpassed the previous record set in 2005 by $20 billion.

Despite significant spending increases, New York State closed its fiscal year on March 31, 2007 with a $1.5 billion budget surplus. In New York City, continuing strength in the financial and real estate markets helped to produce nearly $5 billion in surplus revenues for the City, a 14% increase over levels projected in the 2007 budget. Standard & Poor’s raised the City’s credit rating from AA- to AA in June, recognizing the City’s economic and revenue performance as well as its consistently prudent utilization of surplus revenues to reduce long-term liabilities and provide for possible shortfalls in future years.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:

The Fund’s total return was 4.33% for the Institutional Shares for the twelve months ended December 31, 2007. For the same period, the Lehman Brothers® Five-Year and Seven-Year General Obligation Bond Indexes returned 5.12% and 5.07%, respectively.

14

The Fund’s underperformance relative to its benchmark was largely attributable to its holdings with maturities of one to three years, and those with maturities beyond eight years. The strongest-performing area of the municipal yield curve was close to the five-year range. Nonetheless, the Fund’s performance benefited from its high-quality profile and avoidance of underperforming sectors.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	High-quality, five- to seven-year maturity securities performed well, while lower-quality longer-dated municipal bonds underperformed. Pre-refunded bonds performed well. Municipal bonds supported by single-family mortgages (Housing bonds) underperformed in an uncertain environment both for residential real estate and mortgage lending. The Industrial Development Revenue/Pollution Control Revenue and Tobacco sectors, both of which the Fund avoided, significantly underperformed the overall market.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	Our management style has been to methodically shift the portfolio structure closer to a neutral profile with respect to our applicable benchmarks. Given that yield spreads widened during the later part of the year—meaning that lower-quality debt offered higher yields—we took the opportunity to add some carefully selected lower-rated investment-grade credits to the portfolio.

Overall, we intend to follow an investment strategy focused on high-quality issues, tax sensitivity, and intermediate maturity. Our goal is to produce consistent risk and returns relative to our conservative benchmarks.

Portfolio composition and ratings are subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	There currently is a tremendous amount of uncertainty surrounding the fixed-income markets. The flight to quality will most likely continue to buoy Treasury securities and put downward pressure on lower-rated bonds.

In the municipal market, many bond insurers (or “monoline” companies) have been plagued by potential losses on Collateralized Debt Obligations and other Mortgage-Backed securities they wrapped. As a result, the equity values of these companies have plummeted in recent months, and the credit-rating agencies have placed negative outlooks on many of them. In order to maintain their AAA ratings—which are vital to their ongoing business—many of the monolines are actively pursuing strategies to replenish their capital reserves. Because the vast majority of outstanding municipal bonds are insured by one of these companies, turmoil among them has the potential to create price distortions within the municipal marketplace. While this situation would present challenges in the short term, it could also create significant opportunities for managers who can distinguish between solid underlying issuers and weaker ones.

15

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	4.33%	4.33%	-0.36%	-0.36%
5 Years	17.18%	3.22%	10.91%	2.09%
10 Years	50.76%	4.19%	40.92%	3.49%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate New York Tax-Exempt Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.59% and 0.84%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers® 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers® 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

16

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Investment Considerations—Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

AN INTERVIEW WITH JOHN FLAHIVE, PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	Many market participants began the year expecting the Federal Reserve to cut the federal funds target rate at some point in the second quarter. As the year progressed, however, those expectations faded, and the Federal Reserve held the target rate steady. Despite the Federal Reserve’s inactivity in the first part of 2007, the relative calm that the fixed-income markets enjoyed over the past few years came to an abrupt halt during that period as volatility took its place. Interest rates—except for those within the Federal Reserve’s purview—moved decidedly higher during the first six months of the year.

In the second half of 2007, the main focus of participants in the fixed-income markets was the developing subprime financial crisis and the weakening economic data related to a soft real estate market. These concerns sparked a flight to quality that fueled Treasury demand and was the major trend driving the bond market in the latter half of the year. The Federal Reserve responded to changing economic climate by lowering the federal funds target rate by a full percentage point over a three-meeting period in the latter portion of 2007.

Municipal bonds benefited from the overall bond rally and posted respectable total returns for the year, but record new issue supply and selling pressure by nontraditional market participants weighed on the returns of municipal bonds relative to Treasurys.

Despite a drop-off in new issuance during the fourth quarter, new issue volume for the year as a whole set an all-time record. Total issuance of $428 billion surpassed the previous record set in 2005 by $20 billion.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:

The Fund’s total return was 3.92% for the Institutional Shares for the year ended December 31, 2007. For the same period, the Lehman Brothers® Five-Year and Seven-Year General Obligation Bond Indexes returned 5.12% and 5.07%, respectively.

The Fund’s underperformance relative to its benchmark was largely attributable to its holdings with maturities of one to three years, and those with maturities beyond eight years. The strongest-performing area of the municipal yield curve was close to the five-year range. Nonetheless, the Fund’s performance benefited from its high-quality profile and avoidance of underperforming sectors.

17

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	High-quality, five- to seven-year maturity securities performed well, while lower-quality longer-dated municipal bonds underperformed. Pre-refunded bonds performed well. Municipal bonds supported by single-family mortgages (Housing bonds) underperformed in an uncertain environment both for residential real estate and mortgage lending. The Industrial Development Revenue/Pollution Control Revenue and Tobacco sectors, both of which the Fund avoided, significantly underperformed the overall market.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	Our management style has been to methodically shift the portfolio structure closer to a neutral profile with respect to our applicable benchmarks. Given that yield spreads widened during the later part of the year—meaning that lower-quality debt offered higher yields—we took the opportunity to add some carefully selected lower-rated investment-grade credits to the portfolio.

Overall, we intend to follow an investment strategy focused on high-quality issues, tax sensitivity, and intermediate maturity. Our goal is to produce consistent risk and returns relative to our conservative benchmarks.

Portfolio composition and ratings are subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	There currently is a tremendous amount of uncertainty surrounding the fixed-income markets. The flight to quality will most likely continue to buoy Treasury securities and put downward pressure on lower-rated bonds.

In the municipal market, many bond insurers (or “monoline” companies) have been plagued by potential losses on Collateralized Debt Obligations and other Mortgage-Backed securities they wrapped. As a result, the equity values of these companies have plummeted in recent months, and the credit-rating agencies have placed negative outlooks on many of them. In order to maintain their AAA ratings—which are vital to their ongoing business—many of the monolines are actively pursuing strategies to replenish their capital reserves. Because the vast majority of outstanding municipal bonds are insured by one of these companies, turmoil among them has the potential to create price distortions within the municipal marketplace. While this situation would present challenges in the short term, it could also create significant opportunities for managers who can distinguish between solid underlying issuers and weaker ones.

18

	INSTITUTIONAL SHARES		CLASS A SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	3.92%	3.92%	-0.86%	-0.86%
5 Years	15.51%	2.93%	8.87%	1.71%
10 Years	48.84%	4.06%	38.87%	3.34%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Tax-Exempt Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.79% and 1.04%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers® 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers® 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in an index.

19

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Investment Considerations—Bond funds will tend to experience small fluctuations in value than stock funds; therefore, fluctuations in price, especially for longer-term issues and in environments of rising interest rates, should be anticipated.

AN INTERVIEW WITH CO-PORTFOLIO MANAGERS, NANCY ANGELL, SENIOR VICE PRESIDENT; JOHN FOX, SENIOR VICE PRESIDENT; BRIAN MORELAND, VICE PRESIDENT; AND MARTIN TOURIGNY, VICE PRESIDENT

Q:	What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A:	What started as an uneventful year, with bonds trading within a narrow range, quickly turned more interesting when, over a four-week period, 10-year Treasury yields rose by nearly 0.70 percentage points. This market sell-off was precipitated by a series of rate increases by central banks around the world, as well as the market’s realization that the Federal Reserve, concerned with the impact that strong global growth and a tight domestic labor market could have on inflation, may not begin an easing campaign anytime soon. In fact, in June, the Federal once again kept its target rate firm, marking eight consecutive meetings with no change in policy.

A great deal changed in the second half of 2007. Warning signs of an economic slowdown intensified, and the effects of the subprime lending crisis and subsequent credit crunch began to spread throughout the economy and markets. The Federal Reserve ultimately felt the need to take action and began a series of rate cuts that brought the federal funds target rate down by a full percentage point before the end of the year, with more cuts looming on the horizon. Investors grew increasingly wary of risk, which led them to favor higher-quality bonds over lower-rated ones.

With respect to municipals, the biggest story of 2007 was the deterioration among bond “monoline” insurers. These companies, whose insurance underlines the grand majority of municipals issued in the U.S., were devastated by their exposure to Collateralized Debt Obligations and to deteriorating residential Mortgage-Backed securities. In some cases, the monolines’ AAA rating—essential to their operations—was in jeopardy.

Q:	How did the Fund perform against its benchmark? What were the major factors in its performance?

A:	For the twelve-month period ended December 31, 2007, the Fund returned -4.92%. Over the same period, the Lehman Brothers® Municipal Broad Market Index posted a return of 3.36%.

An overweighting in BBB-rated bonds relative to the benchmark hurt our performance, as these issues struggled in the challenging investment environment. Currently the Fund has approximately 70% of assets in BBB rated names, and 7% in securities that are rated below investment-grade or non-rated. The difference in yield, or spread, paid by these securities over their higher-quality counterparts widened significantly over the year. This compensated investors for the additional risk lower-rated bonds represent but had negative impact on the bonds’ prices. In addition, our overweighting in bonds with maturities longer than the Index hurt returns; as the yield curve steepened (in part the result of the Federal Reserve’s easing) these bonds underperformed shorter-maturity issues.

20

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	The Fund had a few positions that were pre-refunded during the year. Pre-refunding shortened these bonds’ effective maturities and upgraded their ratings to AAA, resulting in strong performance for each of these issues.

Bonds in many traditional High-Yield sectors saw their credit spreads widen—and their prices decline—as a result of the housing recession and full-blown credit crunch that began in mid-2007. Among the affected areas were Land-Secured bonds, Nursing Home-related securities, and Industrial Revenue bonds.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:	The Fund reduced its exposure to the Health Care sector during the year in order to improve its diversification. In its place, we invested assets in bonds from the Prepay Gas, Gaming, and Charter School sectors, as well as AAA-insured bonds whose prices were depressed because of problems with the monoline insurers. In addition, the Fund reduced its holdings in the Land-Secured sector in response to steep declines in the housing market and negative news from home builders.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:	Although the recent period has been challenging, as we look forward we believe that wider credit spreads and a steeper yield curve have both improved the relative attractiveness of the Fund. As we select bonds for the portfolio, we will follow a strategy of seeking to exploit the higher yields longer-term bonds in the upper end of the municipal high-yield market now offer. Given the uncertain economic environment, we will seek to remain highly selective in our purchases of securities rated BBB and below.

21

	INSTITUTIONAL SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	-4.92%	-4.92%
Since Inception (12/30/05)	2.08%	1.04%

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the Municipal Enhanced Yield Fund (Institutional Shares) from 12/30/05 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com. Total return figures include changes in share prices and reinvestment of dividends and capital gains. The Advisor has voluntarily agreed to limit the expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.79% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, average annual total return would have been lower. Inception date for this Fund is December 30, 2005.

Lehman Brothers® Municipal Broad Index is an unmanaged broad market performance benchmark for the tax- exempt bond market. Investors cannot invest directly in any index.

22

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Investment Considerations—Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The performance of the Fund is expected to be lower than that of the Lehman Brothers® Aggregate Bond Index because of Fund fees and expenses.

AN INTERVIEW WITH NANCY ROGERS, VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER

Q:	What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?

A:	The trends affecting the fixed-income markets in the first and second halves of the year differed significantly. At the beginning of the year, low interest rates prevailed among mixed to positive economic data. Private equity firms were still active, presenting the risk of leveraged buyouts (LBOs) of investment-grade companies. This LBO risk is viewed as problematic because the buying company often helps to pay for the deal by increasing the debt level of their new holding. This in turn can lead to credit-rating downgrades for the acquired company, with negative impact on its bonds’ prices. Such downgrades also had the potential to affect investors’ confidence in Corporate bonds overall.

In the second half of the year, the economic outlook became more uncertain, as a persistently weak U.S. housing market and high energy prices appeared likely to hurt consumer spending. Problems among subprime lenders contributed to a widespread credit crunch, which greatly curtailed corporate acquisition activity. This eased LBO risk, but the weaker economic outlook drove a flight to quality as risk-averse investors turned away from more volatile investments in favor of Treasury securities. As a result, Treasurys outperformed other taxable bond sectors for the year.

Q:	How did the Fund perform against its benchmark? What were the major factors accounting for its performance?

A:

The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers® Aggregate Bond Index. The Fund returned 6.81% for Institutional Shares for the twelve months ended December 31, 2007. For the same period, the Lehman Brothers® Aggregate Bond Index returned 6.97%.

Because the Fund follows an index approach and does not make active investment moves, the Fund’s performance relative to its benchmark largely reflects the costs of managing and operating the Fund—costs that a hypothetical index does not incur. The flight to quality in the second half of 2007 was the greatest factor driving performance for the year.

Q:	Could you describe some of the sectors and individual securities that performed well, and those that didn’t, during the period?

A:	Treasury securities offered the strongest performance for the year. Outside of Treasurys, higher-quality issues outperformed lower-rated bonds as investors grew increasingly risk-averse. Bonds from issuers tied to the Financial sector, particularly those related to home and consumer lending, did poorly. Among the weaker issuers were mortgage lender Countrywide, commercial lender CIT, and credit card issuer Capital One.

23

One benefit of our index approach is that such issues make up a very small part of the benchmark, and thus had limited impact on returns. In many cases, active managers pursuing higher yields had significantly larger positions in such securities.

Q:	Given market conditions, how did you apply the Fund’s management strategy?

A:

The Fund’s composition will vary according to any changes that may take place in the Lehman Brothers® Aggregate Bond Index it seeks to track. Because this Fund is designed to replicate the risk and return characteristics of a broad market index, we do not apply an active investment strategy. We are, however, implementing improved tools to help us match the index a little more closely, which should help to mitigate excess risk and increase the Fund’s diversification.

Portfolio composition and ratings are subject to change.

Q:	What areas of opportunity and uncertainty do you see in the investment landscape? How can you—and individual investors—prepare for them?

A:

As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or in response to economic and market conditions. We will continue in our efforts to closely match the performance of the Lehman Brothers® Aggregate Bond Index by holding fixed-income securities in proportions required to reproduce as closely as possible the sector, yield-curve, and credit-quality characteristics of that index.

We anticipate that economic uncertainty will remain a predominant theme in the bond markets. In this environment, we believe that an index approach to the fixed-income investing can be beneficial, as it offers controlled risk and a high level of diversification, and its success does not depend on an accurate prediction of the economy’s direction.

24

	INSTITUTIONAL SHARES		INVESTOR SHARES
PERIOD	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN	CUMULATIVE TOTAL RETURN	AVERAGE ANNUAL TOTAL RETURN
1 Year	6.81%	6.81%	6.65%	6.65%
3 Years	13.44%	4.29%	12.72%	4.07%
5 Years	22.62%	4.16%	21.28%	3.93%
Since Inception	59.32%	6.26%	57.35%	6.08%
4/28/00—Institutional Shares
9/27/02—Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

This chart represents historical performance of a hypothetical investment of $10,000 in the U.S. Bond Market Index Fund (Institutional Shares) from 4/28/00 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was September 27, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund’s Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The Lehman Brothers® Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in any index.

25

BNY HAMILTON FUNDS

FEES AND EXPENSES (UNAUDITED)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2007.

Actual Expenses

The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Core Bond Fund—Class A Shares
Actual	$1,000.00	$1,046.20	0.94%	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	0.94%	$4.79
Core Bond Fund—Institutional Shares
Actual	$1,000.00	$1,047.50	0.69%	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	0.69%	$3.52
High Yield—Class A Shares
Actual	$1,000.00	$1,004.70	1.06%	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	1.06%	$5.40

26

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
High Yield—Institutional Shares
Actual	$1,000.00	$1,005.90	0.81%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	0.81%	$4.11
Intermediate Government Fund—Class A Shares
Actual	$1,000.00	$1,055.30	0.90%	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
Intermediate Government Fund—Institutional Shares
Actual	$1,000.00	$1,056.60	0.65%	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Intermediate New YorkTax-Exempt Fund—Class A Shares
Actual	$1,000.00	$1,039.10	0.84%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	0.84%	$4.28
Intermediate New YorkTax-Exempt Fund—Institutional Shares
Actual	$1,000.00	$1,040.40	0.59%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01
Intermediate Tax-Exempt Fund—Class A Shares
Actual	$1,000.00	$1,037.40	0.94%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.94%	$4.76
Intermediate Tax-Exempt Fund—Institutional Shares
Actual	$1,000.00	$1,039.80	0.69%	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.69%	$3.49
Municipal Enhanced Yield—Institutional Shares
Actual	$1,000.00	$954.20	0.79%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.79%	$4.02
U.S. Bond Market Index—Institutional Shares
Actual	$1,000.00	$1,059.40	0.35%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.45	0.35%	$1.77
U.S. Bond Market Index—Investor Shares
Actual	$1,000.00	$1,059.20	0.60%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.60%	$3.05

*	Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund’s current fiscal year (to reflect the six-month period).

27

BNY HAMILTON FUNDS

Portfolio Summaries

Asset Group Diversification

As of December 31, 2007

Core Bond Fund

% OF NET ASSETS
Mortgage-Backed Securities	47.3%
Corporate Bonds	19.2
United States Government Agencies & Obligations	17.8
Money Market Funds (including securities lending collateral)	16.2
Collateralized Mortgage Obligations	12.1
Asset-Backed Securities	1.5
Trust Preferred Bond	0.6
Foreign Government Agencies & Obligations	0.4
Liabilities in excess of other assets	(15.1)

Total	100.0%

High Yield Fund

% OF NET ASSETS
Corporate Bonds	93.6%
Money Market Funds (including securities lending collateral)	13.9
Trust Preferred Bond	0.4
Liabilities in excess of other assets	(7.9)

Total	100.0%

Intermediate Government Fund

% OF NET ASSETS
United States Government Agencies & Obligations	53.5%
Mortgage-Backed Securities	37.8
Collateralized Mortgage Obligations	6.8
Money Market Fund	1.1
Other assets less liabilities	0.8

Total	100.0%

Portfolio composition is subject to change.

28

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

Industry Diversification

As of December 31, 2007

Intermediate New York Tax-Exempt Fund

% OF NET ASSETS
General Obligations	15.9%
Special Tax	14.7
State Appropriation	13.4
Utilities	13.4
Transportation	12.8
Education	6.6
Healthcare	6.4
Pre-Refunded/Escrowed Securities	6.3
Housing	4.5
Money Market Fund	4.0
Other	1.7
Other assets less liabilities	0.3

Total	100.0%

Intermediate Tax-Exempt Fund

% OF NET ASSETS
General Obligations	31.9%
Education	15.0
Housing	11.3
Pre-Refunded/Escrowed Securities	11.1
Utilities	9.2
Other	8.7
Transportation	5.7
State Appropriation	3.3
Special Tax	1.4
Money Market Fund	1.2
Other assets less liabilities.	1.2

Total	100.0%

Portfolio composition is subject to change.

29

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

State Diversification

As of December 31, 2007

Municipal Enhanced Yield Fund

% OF NET ASSETS
Texas	9.5%
Massachusetts	9.1
Mississippi	6.8
Pennsylvania	6.5
California	6.1
Tennessee	5.9
Alabama	4.6
Illinois	4.6
Louisiana	3.7
Arizona	3.5
Vermont	3.3
Florida	3.0
North Dakota	3.0
Kansas	2.8
New York	2.8
Ohio	2.6
Iowa	2.4
Wisconsin	2.4
New Hampshire	2.3
Puerto Rico	2.3
South Carolina	2.1
Nevada	2.0
Missouri	1.8
Washington	1.0
Connecticut	0.8
Nebraska	0.8
Oklahoma	0.8
Georgia	0.5
New Mexico	0.3
Oregon	0.3
Alaska	0.2
New Jersey	0.2
North Carolina	0.2
Rhode Island	0.2
Utah	0.2
Virginia	0.2
Idaho	0.1
Money Market Fund	0.1
Other assets less liabilities	1.0

Total	100.0%

Portfolio composition is subject to change.

30

BNY HAMILTON FUNDS

Portfolio Summaries (Continued)

Asset Group Diversification

As of December 31, 2007

U.S. Bond Market Index Fund

% OF NET ASSETS
Mortgage-Backed Securities	42.9%
United States Government Agencies & Obligations	30.0
Money Market Funds (including securities lending collateral)	29.8
Corporate Bonds	18.7
Foreign Government Agencies & Obligations	1.7
Asset-Backed Securities	1.0
Municipal Bond	0.2
Trust Preferred Bond	0.1
Liabilities in excess of other assets	(24.4)

Total	100.0%

Portfolio composition is subject to change.

31

BNY HAMILTON CORE BOND FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES—40.5%
	Federal Home Loan Mortgage Corp.—34.7%
$2,678	Pool #160074 10.00%, 4/01/09	$2,796
34,869	Pool #180006 9.25%, 8/01/11	36,856
678	Gold Pool #E20261 7.50%, 9/01/11	696
165,159	Gold Pool #E00678 6.50%, 6/01/14	171,215
7,384,905	Gold Pool #E01386 5.00%, 6/01/18	7,403,100
1,751,689	Gold Pool #E01425 4.50%, 8/01/18	1,722,478
2,715,889	Gold Pool #E99778 4.50%, 9/01/18	2,670,599
3,089,771	Gold Pool #B14178 4.00%, 5/01/19	2,966,285
3,023,817	Gold Pool #G18044 4.50%, 3/01/20	2,971,493
1,785,143	Gold Pool #J02698 5.50%, 11/01/20	1,807,184
832,829	Gold Pool #J00740 5.50%, 12/01/20	843,112
2,549,184	Gold Pool #G18114 5.50%, 5/01/21	2,580,390
3,746	Gold Pool #G00800 7.00%, 11/01/26	3,939
43,550	Gold Pool #C29166 7.00%, 7/01/29	45,782
165,494	Gold Pool #C00896 7.50%, 12/01/29	177,042
107,589	Gold Pool #C01095 7.00%, 11/01/30	113,064

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$26,895	Gold Pool #C46812 7.50%, 1/01/31	$28,725
2,032	Gold Pool #C55047 7.50%, 7/01/31	2,169
76,195	Gold Pool #C60567 7.00%, 11/01/31	79,943
891,487	Gold Pool #C01329 7.00%, 3/01/32	935,346
459,448	Gold Pool #C01345 7.00%, 4/01/32	481,320
423,931	Gold Pool #C01351 6.50%, 5/01/32	438,273
324,636	Gold Pool #C75331 6.50%, 8/01/32	335,618
2,027,267	Gold Pool #G01443 6.50%, 8/01/32	2,095,851
2,780,156	Gold Pool #C01385 6.50%, 8/01/32	2,874,211
1,077,222	Gold Pool #C01403 6.00%, 9/01/32	1,096,961
199,048	Gold Pool #C01396 6.50%, 9/01/32	205,782
1,130,831	Gold Pool #C01404 6.50%, 10/01/32	1,169,088
2,114	Gold Pool #C72811 6.00%, 11/01/32	2,153
6,624	Gold Pool #C01435 6.00%, 12/01/32	6,746
516,442	Gold Pool #C75536 6.00%, 1/01/33	525,905
311,990	Gold Pool #C01500 6.50%, 1/01/33	322,545

See notes to financial statements.

32

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$207	Gold Pool #C75905 6.50%, 1/01/33	$214
4,152,037	Gold Pool #G01513 6.00%, 3/01/33	4,228,119
2,193,345	Gold Pool #C01511 6.00%, 3/01/33	2,233,536
745,637	Gold Pool #C77416 6.00%, 3/01/33	759,300
620,454	Gold Pool #C01647 4.50%, 10/01/33	587,092
1,868,792	Gold Pool #A13973 5.50%, 10/01/33	1,868,257
89,967	Gold Pool #A15024 6.00%, 10/01/33	91,500
4,459,770	Gold Pool #A15479 5.50%, 11/01/33	4,458,494
903,073	Gold Pool #A15851 5.50%, 12/01/33	902,815
2,670,293	Gold Pool #A17572 4.50%, 1/01/34	2,525,255
6,312	Gold Pool #A23982 5.50%, 6/01/34	6,306
11,418,170	Gold Pool #C01847 5.50%, 6/01/34	11,407,997
3,596,001	Gold Pool #A24720 5.50%, 7/01/34	3,592,798
3,371,933	Gold Pool #A25473 6.00%, 8/01/34	3,427,447
18,800	Gold Pool #A26522 5.50%, 9/01/34	18,783
2,011,842	Gold Pool #A31234 5.50%, 1/01/35	2,010,050

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$2,545,464	Gold Pool #A45093 5.50%, 5/01/35	$2,541,196
5,491,850	Gold Pool #A46630 5.00%, 8/01/35	5,361,874
3,103,494	Gold Pool #A37876 5.00%, 9/01/35	3,030,044
1,711,674	Gold Pool #A52726 5.50%, 8/01/36	1,708,356
3,396,781	Pool #1K1255 5.82%, 11/01/36 FRN	3,437,608
3,123,708	Pool #782760 5.96%, 11/01/36 FRN	3,212,602
7,398	Gold Pool #A55611 6.00%, 12/01/36	7,509
3,069,184	Pool #1G1477 5.81%, 1/01/37 FRN	3,123,464
3,070,078	Gold Pool #A56599 6.00%, 1/01/37	3,116,239
882,907	Gold Pool #A61466 6.00%, 3/01/37	896,092
1,301,369	Pool #1G3588 5.93%, 4/01/37	1,324,006
3,482,066	Gold Pool #A60379 5.50%, 5/01/37	3,474,877
1,914,952	Gold Pool #G03077 5.00%, 7/01/37	1,868,511
2,579,322	Gold Pool #A68027 6.00%, 7/01/37	2,617,841
30,636	Gold Pool #A64471 5.00%, 8/01/37	29,893
75,125	Gold Pool #A68271 6.00%, 11/01/37	76,247

See notes to financial statements.

33

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$8,404,000	Gold Pool #A69852 5.50%, 12/01/37	$8,386,651
2,579,878	Gold Pool #A69290 6.00%, 12/01/37	2,618,406

		119,066,046

	Federal National Mortgage Association—4.4%
2,246	Pool #219238 8.50%, 2/01/09	2,266
42,555	Pool #190770 7.00%, 4/01/09	42,606
436,433	Pool #253942 6.00%, 9/01/16	447,316
743,148	Pool #647532 5.50%, 5/01/17	754,384
1,070,009	Pool #555384 5.50%, 4/01/18	1,085,910
722,642	Pool #694970 5.50%, 4/01/18	733,381
1,777	Pool #535497 6.50%, 8/01/30	1,842
791	Pool #549914 8.50%, 9/01/30	851
529,657	Pool #545994 7.00%, 10/01/32	557,621
4,715,645	Pool #938578 6.00%, 9/01/36	4,795,139
3,392,257	Pool #831812 6.00%, 9/01/36	3,445,494
3,173,558	Pool #937594 5.73%, 5/01/37 FRN	3,221,503

		15,088,313

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association—1.4%
$2,450	Pool #27246 9.00%, 12/15/08	$2,482
707	Pool #34366 9.50%, 9/15/09	731
3,333	Pool #34704 9.50%, 10/15/09	3,443
2,212	Pool #33765 9.50%, 10/15/09	2,285
49,571	Pool #171774 9.00%, 9/15/16	53,359
2,430	Pool #290313 9.50%, 5/15/20	2,668
1,759	Pool #336019 7.50%, 9/15/22	1,875
68,338	Pool #319650 7.00%, 11/15/22 FRN	72,481
46,480	Pool #349306 8.00%, 2/15/23	50,182
30,514	Pool #376445 6.50%, 4/15/24	31,697
85,488	Pool #362262 7.50%, 4/15/24	91,226
18,388	Pool #384069 7.50%, 4/15/24	19,622
8,131	Pool #780689 6.50%, 12/15/27	8,446
443,506	Pool #464686 6.50%, 7/15/28	460,318
15,761	Pool #511772 8.00%, 11/15/30	17,062

See notes to financial statements.

34

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$25,571	Pool #485393 7.00%, 4/15/31	$27,106
71,575	Pool #550475 7.00%, 5/15/31	75,872
721,442	Pool #781336 6.00%, 10/15/31	740,366
274,648	Pool #605619 6.00%, 7/15/34	281,470
2,879,321	Pool #781830 5.00%, 11/15/34	2,838,132

		4,780,823

	Total Mortgage-Backed Securities (Cost $138,775,310)	138,935,182

	CORPORATE BONDS—19.2%
	Banks—0.9%
500,000	Bank of America Corp.* 5.42%, 3/15/17	483,150
845,000	Capital One Financial Corp. 6.15%, 9/01/16	749,811
1,800,000	HSBC Holdings, PLC 6.50%, 9/15/37	1,744,612

		2,977,573

	Beverages—0.6%
1,960,000	Diageo Finance BV 5.50%, 4/01/13	1,990,758

	Chemicals—0.4%
1,248,000	EI Du Pont de Nemours & Co. 5.25%, 12/15/16	1,227,870

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Computers—0.4%
$1,272,000	IBM Corp. 7.00%, 10/30/25	$1,424,872

	Diversified Financial Services—5.1%
1,223,000	American General Finance Corp., Series H 5.38%, 10/01/12	1,208,219
596,000	Caterpillar Financial Services Corp. 4.30%, 6/01/10	593,848
838,000	CIT Group, Inc. 5.40%, 2/13/12	790,256
1,653,000	Citigroup, Inc. 5.10%, 9/29/11	1,662,204
846,000	Citigroup, Inc. 6.00%, 10/31/33	783,377
3,311,000	General Electric Capital Corp. 6.00%, 6/15/12	3,471,047
1,381,000	Goldman Sachs Group, Inc. (The) 5.63%, 1/15/17	1,348,651
1,152,000	Goldman Sachs Group, Inc. (The) 6.35%, 2/15/34	1,040,394
1,046,000	JPMorgan Chase & Co. 5.38%, 10/01/12	1,064,608
1,895,000	John Deere Capital Corp. 7.00%, 3/15/12	2,063,437
1,130,000	Merrill Lynch & Co., Inc. 3.92%, 3/02/09 FRN	1,092,202
2,183,000	Morgan Stanley 6.60%, 4/01/12	2,293,726

		17,411,969

See notes to financial statements.

35

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Electric—0.9%
$2,053,000	Carolina Power & Light Co. 5.13%, 9/15/13	$2,056,960
992,000	Exelon Corp. 4.90%, 6/15/15	933,787

		2,990,747

	Food—0.2%
682,000	General Mills, Inc. 5.70%, 2/15/17	673,384

	Insurance—1.3%
1,492,000	American International Group, Inc. 5.60%, 10/18/16	1,482,469
1,301,000	Hartford Financial Services Group, Inc. 5.38%, 3/15/17	1,257,155
690,000	Prudential Financial, Inc. 5.50%, 3/15/16	684,546
1,340,000	Prudential Financial, Inc. 5.70%, 12/14/36	1,188,242

		4,612,412

	Lodging—1.0%
3,221,000	Seminole Indian Tribe of Florida* 5.80%, 10/01/13	3,290,928

	Media—1.7%
1,690,000	British Sky Broadcasting Group PLC 6.88%, 2/23/09	1,722,843
1,325,000	Comcast Corp. 5.90%, 3/15/16	1,333,071

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$904,000	News America Holdings, Inc. 9.25%, 2/01/13	$1,056,685
1,905,000	Time Warner, Inc. 5.50%, 11/15/11	1,912,808

		6,025,407

	Mining—0.2%
753,000	Alcoa, Inc. 5.55%, 2/01/17	730,535

	Oil & Gas—0.5%
1,750,000	Devon Financing Corp. ULC 6.88%, 9/30/11	1,874,059

	Pharmaceuticals—1.5%
2,282,000	Abbott Laboratories 5.60%, 5/15/11	2,363,340
2,746,000	Eli Lilly & Co. 5.20%, 3/15/17	2,743,795

		5,107,135

	Real Estate Investment Trusts—0.2%
477,000	Simon Property Group LP 5.60%, 9/01/11	478,558
292,000	Simon Property Group LP 5.25%, 12/01/16	271,698

		750,256

	Retail—0.8%
1,629,000	Home Depot, Inc. 5.40%, 3/01/16	1,543,395
1,386,000	Wal-Mart Stores, Inc. 5.25%, 9/01/35	1,229,401

		2,772,796

See notes to financial statements.

36

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Software—0.9%
$1,770,000	Intuit, Inc. 5.40%, 3/15/12	$1,797,706
1,200,000	Oracle Corp. and Ozark Holding, Inc. 5.00%, 1/15/11	1,215,869

		3,013,575

	Telecommunications—2.2%
1,650,000	AT&T, Inc. 6.80%, 5/15/36	1,785,445
1,401,000	Global Crossing Ltd. 8.70%, 11/15/08(a)	—
608,000	Verizon Global Funding Corp. 7.25%, 12/01/10	651,734
936,000	Verizon Global Funding Corp. 7.75%, 12/01/30	1,097,799
2,110,000	Verizon Virginia, Inc., Series A 4.63%, 3/15/13	2,038,076
1,963,000	Vodafone Group PLC 5.63%, 2/27/17	1,954,665
1,406,000	Williams Communication Group, Inc. 10.88%, 10/01/09(a)	—

		7,527,719

	Transportation—0.4%
1,326,000	Union Pacific Corp. 4.88%, 1/15/15	1,263,849

	Total Corporate Bonds (Cost $68,955,715)	65,665,844

PRINCIPAL AMOUNT		VALUE
	UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS—17.8%
	Federal National Mortgage Association—1.8%
$213,000	6.00%, 5/15/08	$214,079
492,000	6.13%, 3/15/12	534,528
2,681,000	5.13%, 1/02/14	2,776,682
2,674,000	4.88%, 12/15/16(b)	2,748,821

		6,274,110

	United States Treasury Bonds—2.8%
3,084,000	7.13%, 2/15/23	3,979,806
2,210,000	5.38%, 2/15/31(b)	2,489,877
3,128,000	4.50%, 2/15/36(b)	3,143,884

		9,613,567

	United States Treasury Notes—13.2%
5,500,000	4.25%, 1/15/11(b)	5,685,625
1,650,000	4.63%, 8/31/11(b)	1,727,344
55,000	4.63%, 2/29/12(b)	57,716
6,969,000	4.00%, 11/15/12(b)	7,156,835
2,710,000	4.00%, 2/15/14(b)	2,768,647
8,271,000	4.63%, 11/15/16(b)	8,661,937
3,930,000	4.75%, 8/15/17(b)	4,150,756
14,700,000	4.25%, 11/15/17(b)	14,956,103

		45,164,963

	Total United States Government Agencies & Obligations (Cost $59,587,402)	61,052,640

	COLLATERALIZED MORTGAGE OBLIGATIONS—12.1%
	Federal Home Loan Mortgage Corp.—1.2%
139,396	Series 1678, Class CA 6.00%, 2/15/09	139,159

See notes to financial statements.

37

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$84,387	Series 2726, Class AG 4.50%, 9/15/22	$84,252
1,423,891	Series 2985, Class JP 4.50%, 10/15/15	1,421,975
1,828,135	Series R002, Class AH 4.75%, 7/15/15	1,817,653
833,071	Series R004, Class AL 5.13%, 12/15/13	837,058

		4,300,097

	Whole Loan Collateral CMOs—10.9%
676,045	American Home Mortgage Investment Trust, Series 2004-1, Class 1A 5.22%, 4/25/44 FRN	676,167
494,575	Banc of America Mortgage Securities, Inc., Series 2004-I, Class 2A2 4.68%, 10/25/34 FRN	482,968
629,043	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1 4.63%, 10/25/35 FRN	619,785
6,658,377	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1 5.14%, 8/25/35 FRN	6,533,597
313,148	Bear Stearns ALT-A Trust, Series 2006-1, Class 21A1 5.36%, 2/25/36	309,002
883,035	Bear Stearns ALT-A Trust, Series 2006-5, Class 1A1 5.04%, 8/25/36 FRN	806,491

PRINCIPAL AMOUNT		VALUE
	COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$3,450,000	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5 6.00%, 6/25/37	$3,126,314
2,508,709	Countrywide Alternative Loan Trust, Series 2007-15CB, Class A19 5.75%, 7/25/37	2,377,042
2,291,364	GMAC Mortgage Corp. Loan Trust, Series 2004-J2, Class A2 5.37%, 6/25/34 FRN	2,269,100
207,139	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1 5.00%, 1/25/33	203,031
415,035	Residential Accredit Loans, Inc., Series 2004-QA5, Class A1 4.28%, 12/25/34 FRN	415,035
175,283	Residential Accredit Loans, Inc., Series 2004-QA6, Class NB1 4.93%, 12/26/34 FRN	174,946
429,905	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A 5.05%, 10/25/34 FRN	432,208
1,571,540	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2 5.25%, 12/25/35	1,567,974

See notes to financial statements.

38

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$2,353,221	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A1 5.45%, 1/25/36	$2,349,494
898,261	Structured Asset Securities Corp., Series 2003-8, Class 2A6 5.00%, 4/25/33	885,831
1,378,579	Structured Asset Securities Corp., Series 2005-10, Class 5A8 5.25%, 12/25/34	1,322,620
1,538,248	WaMu Mortgage Pass- Through Certificates Series 2003-AR9, Class 1A4 3.70%, 9/25/33	1,527,271
3,081,234	WaMu Mortgage Pass- Through Certificates Series 2004-AR7, Class B2 3.94%, 7/25/34 FRN	3,089,593
2,984,617	WaMu Mortgage Pass- Through Certificates Series 2004-AR9, Class B3 4.28%, 8/25/34	2,959,436
1,482,012	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-R, Class B3 4.44%, 9/25/34 FRN	1,464,728
1,970,805	Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR3, Class 1A2 4.18%, 3/25/35 FRN	1,962,000

PRINCIPAL AMOUNT		VALUE
	COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$1,803,710	Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR8, Class 2A1 4.49%, 6/25/35 FRN	$1,785,846

		37,340,479

	Total Collateralized Mortgage Obligations (Cost $41,989,311)	41,640,576

	COMMERCIAL MORTGAGE BACKED SECURITIES—6.8%
2,779,000	Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3 4.13%, 7/10/42	2,756,562
2,495,000	Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2 5.31%, 10/10/45	2,504,824
3,463,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-TOP6, Class A2 6.46%, 10/15/36	3,662,575
2,659,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T10, Class A2 4.74%, 3/13/40	2,634,895
1,384,374	Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A1 4.94%, 10/12/42	1,381,243

See notes to financial statements.

39

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	COMMERCIAL MORTGAGE BACKED SECURITIES (CONTINUED)
$1,626,575	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1 5.05%, 7/15/44	$1,624,347
1,347,407	FHLMC Multi-family Structured Pass-Through Certificates, Series K001, Class A3 8.31%, 1/25/12	1,368,280
2,338,000	GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A2 4.09%, 1/10/38	2,319,510
2,541,000	LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A2 5.10%, 11/15/30	2,545,245
2,670,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2 5.26%, 9/15/39	2,680,003

	Total Commercial Mortgage-Backed Securities (Cost $23,404,402)	23,477,484

	ASSET-BACKED SECURITIES—1.5%
	Automobile Asset-Backed Securities—1.5%
1,495,000	Daimler Chrysler Auto Trust, Series 2006-C, Class A4 4.98%, 11/08/11	1,507,766

PRINCIPAL AMOUNT		VALUE
	ASSET-BACKED SECURITIES (CONTINUED)
$755,000	Ford Credit Auto Owner Trust, Series 2007-A, Class A4A 5.47%, 6/15/12	$769,568
2,809,000	USAA Auto Owner Trust, Series 2006-4, Class A4 4.98%, 10/15/12	2,832,768

	Total Asset-Backed Securities (Cost $5,057,878)	5,110,102

	TRUST PREFERRED BONDS—0.6%
	Banks—0.4%
1,374,000	Bank of America Corp. Capital Trust XI 6.625%, 5/23/36	1,336,743

	Diversified Financial Services—0.2%
806,000	JPMorgan Chase Capital XXII 6.45%, 2/02/37	717,492

	Total Trust Preferred Bonds (Cost $2,175,005)	2,054,235

	FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS—0.4%
1,270,000	Mexico Government International Bond (Mexico) 5.63%, 1/15/17 (Cost $1,261,759)	1,287,145

NUMBER OF SHARES
	COMMON STOCKS—0.0%(C)
	Internet—0.0%(c)
214	Abovenet, Inc.	16,692

See notes to financial statements.

40

BNY HAMILTON CORE BOND FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		VALUE
	COMMON STOCKS (CONTINUED)
	Telecommunications—0.0%(c)
635	XO Holdings, Inc.	$1,314

	Total Common Stocks (Cost $0)	18,006

	WARRANTS—0.0%(C)
	Telecommunications—0.0%(c)
729	Abovenet, Inc.,** expiring 09/08/08	—
858	Abovenet, Inc.,** expiring 09/08/10	—
1,270	XO Holdings, Inc., A-CW10,** expiring 1/16/10(b)	266
953	XO Holdings, Inc., B-CW10,** expiring 1/16/10(b)	124
953	XO Holdings, Inc,. C-CW10,** expiring 1/16/10(b)	48

	Total Warrants (Cost $0)	438

	MONEY MARKET FUND—0.4%
1,481,835	BNY Hamilton Money Fund (Institutional Shares), 4.95%(d) (Cost $1,481,835)	1,481,835

NUMBER OF SHARES		VALUE
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—15.8%
	MONEY MARKET FUND—15.8%
54,333,907	BNY Institutional Cash Reserve Fund, 5.02%(e) (Cost $54,333,907)(f)	$54,333,907

	Total Investments (Cost $397,022,524)(g)—115.1%	395,057,394
	Liabilities in excess of other assets—(15.1%)	(51,947,764)

	Net Assets—100.0%	$343,109,630

FRN	Floating Rate Note. Coupon shown was in effect at December 31, 2007. Date represents ultimate maturity date.
*	Security exempt from registration under Rule 144A of the Securities Act of 1933.
**	Non-income producing security.
(a)	Issue is currently in default.
(b)	Security, or a portion thereof, was on loan at December 31, 2007.
(c)	Less than one tenth of a percent.
(d)	Represents annualized 7 day yield at December 31, 2007.
(e)	Interest Rate shown reflects the yield as of December 31, 2007.
(f)	At December 31, 2007, the total market value of the Fund’s securities on loan was $53,525,862 and the total value of the collateral held by the Fund was $54,333,907.
(g)	The cost for Federal income tax purposes is $397,753,144. At December 31, 2007, net unrealized depreciation was $2,695,750 based on cost for Federal income tax purposes. This consists of aggregate gross unrealized appreciation of $3,164,641 and aggregate gross unrealized depreciation of $5,860,391.

See notes to financial statements.

41

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS—93.6%
	Advertising—0.7%
$595,000	Affinion Group, Inc. 10.13%, 10/15/13(a)	$604,669
250,000	R.H. Donnelley Corp. 6.88%, 1/15/13(a)	225,000
395,000	R.H. Donnelley Corp. Series A-2 6.88%, 1/15/13(a)	355,500
125,000	R.H. Donnelley Corp.* 8.88%, 10/15/17	116,250

		1,301,419

	Aerospace/Defense—0.7%
965,000	L-3 Communications Corp. 7.63%, 6/15/12	992,744
390,000	Transdigm, Inc. 7.75%, 7/15/14	397,800

		1,390,544

	Apparel—0.9%
725,000	Hanesbrands, Inc. Series A-2 8.20%, 12/15/14 FRN	721,375
650,000	Levi Strauss & Co. 9.75%, 1/15/15	651,625
380,000	Levi Strauss & Co. 8.89%, 4/01/16	369,550

		1,742,550

	Auto Manufacturers—1.3%
3,120,000	General Motors Corp. 8.38%, 7/15/33(a)	2,527,200

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Auto Parts & Equipment—1.2%
$365,000	Goodyear Tire & Rubber Co. (The)* 8.66%, 12/01/09 FRN	$369,563
827,000	Goodyear Tire & Rubber Co. (The)* 8.63%, 12/01/11	866,282
623,000	Goodyear Tire & Rubber Co. (The) 9.00%, 7/01/15(a)	663,495
345,000	Tenneco, Inc. 8.13%, 11/15/15	343,275

		2,242,615

	Beverages—0.6%
1,035,000	Constellation Brands, Inc. 8.38%, 12/15/14	1,042,763

	Chemicals—2.4%
105,000	Arco Chemical Co. 10.25%, 11/01/10	109,725
652,000	Huntsman LLC 11.63%, 10/15/10	692,750
2,535,000	Ineos Group Holdings PLC (Great Britain)* 8.50%, 2/15/16(a)	2,268,825
475,000	Mosaic Co. (The)* 7.63%, 12/01/14	510,625
150,000	Mosaic Co. (The)* 7.88%, 12/01/16	162,750
825,000	Reichmold Industries, Inc.* 9.00%, 8/15/14	825,000

		4,569,675

See notes to financial statements.

42

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Commercial Services—4.7%
$225,000	Aramark Corp. 8.41%, 2/01/15 FRN	$220,500
1,100,000	Aramark Corp. 8.50%, 2/01/15	1,119,250
1,515,000	Corrections Corp. of America 7.50%, 5/01/11	1,541,512
315,000	Deluxe Corp. 7.38%, 6/01/15	315,000
70,000	Hertz Corp. 8.88%, 1/01/14	71,313
1,175,000	Hertz Corp. 10.50%, 1/01/16(a)	1,222,000
555,000	Service Corp. International 6.75%, 4/01/15	550,838
915,000	United Rentals NA, Inc. 6.50%, 2/15/12	834,938
2,266,000	United Rentals NA, Inc. 7.75%, 11/15/13	1,971,419
1,140,000	Valassis Communication, Inc. 8.25%, 3/01/15(a)	1,021,725

		8,868,495

	Diversified Financial Services—5.7%
740,000	Buffalo Thunder Development Authority* 9.38%, 12/15/14	662,300
445,000	Ford Motor Credit Co. 6.63%, 6/16/08	438,564
845,000	Ford Motor Credit Co. 5.80%, 1/12/09	802,261
985,000	Ford Motor Credit Co. 7.25%, 10/25/11	853,844
600,000	Ford Motor Credit Co. 7.99%, 1/13/12 FRN	504,400

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$470,000	Ford Motor Credit Co. 7.00%, 10/01/13	$393,073
680,000	GMAC LLC 6.88%, 9/15/11	582,189
850,000	GMAC LLC 6.63%, 5/15/12	707,254
585,000	GMAC LLC 6.75%, 12/01/14	472,443
595,000	GMAC LLC 8.00%, 11/01/31	500,318
410,000	Hawker Beechcraft Acquistion Co.* 8.50%, 4/01/15(a)	411,025
315,000	Hawker Beechcraft Acquisition Co.* 8.88%, 4/01/15	312,638
1,475,000	Hexion US Finance Corp. 9.75%, 11/15/14	1,600,374
235,000	Hexion US Finance Corp. 9.37%, 11/15/14 FRN	240,875
1,000,000	NSG Holdings LLC* 7.75%, 12/15/25	1,007,500
105,000	SLM Corp. 5.45%, 4/25/11	96,697
620,000	SLM Corp. 5.40%, 10/25/11	565,538
660,000	SLM Corp. 5.13%, 8/27/12	590,920

		10,742,213

	Electric—13.7%
2,660,000	AES Corp. (The) 8.00%, 10/15/17	2,733,149
730,000	AES Corp. (The)* 8.75%, 5/15/13	765,588

See notes to financial statements.

43

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$525,000	Aquila, Inc. 9.95%, 2/01/11	$567,525
1,250,000	Aquila, Inc. 14.88%, 7/01/12	1,575,000
810,000	Edison Mission Energy 7.00%, 5/15/17	799,875
852,346	Elwood Energy LLC 8.16%, 7/05/26	856,323
1,945,000	Energy Future Holdings Corp.* 10.88%, 11/01/17	1,964,450
335,576	FPL Energy National Wind* 6.13%, 3/25/19	342,206
142,400	FPL Energy Wind Funding LLC* 6.88%, 6/27/17	146,494
950,000	Intergen NV* 9.00%, 6/30/17	1,004,625
340,000	Ipalco Enterprises, Inc. 8.38%, 11/14/08	347,650
137,529	Midwest Generation LLC Series A 8.30%, 7/02/09	139,592
1,152,024	Midwest Generation LLC Series B 8.56%, 1/02/16	1,229,786
715,622	Mirant Mid-Atlantic LLC Series B 9.13%, 6/30/17	792,552
2,005,000	Mirant North America LLC 7.38%, 12/31/13	2,020,037
2,585,000	NRG Energy, Inc. 7.38%, 2/01/16	2,526,837
2,130,000	NRG Energy, Inc. 7.38%, 1/15/17	2,082,075

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$441,000	PSEG Energy Holdings LLC 8.63%, 2/15/08	$444,027
1,250,000	Reliant Energy, Inc. 6.75%, 12/15/14	1,259,375
475,000	Sithe/Independence Funding Corp. Series A 9.00%, 12/30/13	513,662
3,850,000	Texas Competitive Electric Holdings Co., LLC* 10.25%, 11/01/15	3,830,750

		25,941,578

	Electrical Components & Equipment—0.4%
705,000	General Cable Corp. 7.61%, 4/01/15 FRN	673,275
125,000	General Cable Corp. 7.13%, 4/01/17	123,125

		796,400

	Electronics—0.6%
1,080,000	Flextronics International Ltd. (Singapore) 6.50%, 5/15/13	1,053,000

	Entertainment—0.3%
345,000	Warner Music Group 7.38%, 4/15/14	267,375
265,000	WMG Holdings Corp. 9.50%, 12/15/14(b)	170,925

		438,300

	Food—2.0%
1,400,000	Del Monte Corp. 8.63%, 12/15/12	1,417,500
606,000	Delhaize America, Inc. 9.00%, 4/15/31	703,673

See notes to financial statements.

44

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$675,000	Smithfield Foods, Inc. Series B 8.00%, 10/15/09	$685,125
400,000	Stater Brothers Holdings 8.13%, 6/15/12	397,000
505,000	Stater Brothers Holdings 7.75%, 4/15/15	489,850

		3,693,148

	Forest Products & Paper—1.4%
1,085,000	Abitibi-Consolidated, Inc. (Canada) 6.95%, 4/01/08(a)	1,070,081
445,000	Abitibi-Consolidated, Inc. (Canada) 8.55%, 8/01/10	391,600
325,000	Boise Cascade LLC 7.13%, 10/15/14	316,063
190,000	NewPage Corp.* 10.00%, 5/01/12	191,900
755,000	Verso Paper Holdings LLC Series B 8.66%, 8/01/14 FRN	739,900

		2,709,544

	Gaming—4.9%
55,000	Boyd Gaming Corp. 7.75%, 12/15/12	55,963
805,000	Caesars Entertainment, Inc. 8.88%, 9/15/08	836,460
230,000	Caesars Entertainment, Inc. 7.88%, 3/15/10	217,350

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$840,000	Galaxy Entertainment Finance Co., Ltd. (British Virgin Island)* 9.88%, 12/15/12(a)	$890,400
525,000	Harrah’s Operating Co., Inc. 5.38%, 12/15/13	399,476
135,000	Mandalay Resort Group 9.50%, 8/01/08	138,375
1,540,000	Mashantucket Western Pequot Tribe* 8.50%, 11/15/15	1,555,400
1,405,000	MGM Mirage 8.50%, 9/15/10	1,464,712
680,000	MGM Mirage* 6.63%, 7/15/15	640,900
155,000	MGM Mirage 7.50%, 6/01/16	154,225
390,000	Pokagon Gaming Authority* 10.38%, 6/15/14	421,200
375,000	San Pasqual Casino* 8.00%, 9/15/13	371,250
400,000	Seminole Hard Rock Entertainment Inc.* 7.49%, 3/15/14 FRN	384,000
195,000	Seneca Gaming Corp. Series B 7.25%, 5/01/12	197,438
815,000	Shingle Springs Tribal Gaming Authority* 9.38%, 6/15/15	794,625
310,000	Snoqualmie Entertainment Authority* 9.06%, 2/01/14 FRN	294,500

See notes to financial statements.

45

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$160,000	Snoqualmie Entertainment Authority* 9.13%, 2/01/15	$155,200
395,000	Wynn Las Vegas LLC 6.63%, 12/01/14	390,063

		9,361,537

	Healthcare—Products—0.5%
185,000	Universal Hospital Services, Inc. 8.29%, 6/01/15 FRN	185,925
835,000	Universal Hospital Services, Inc. 8.50%, 6/01/15	847,525

		1,033,450

	Healthcare—Services—5.4%
2,480,000	Community Health Systems, Inc. 8.88%, 7/15/15	2,538,899
1,605,000	HCA, Inc. 9.13%, 11/15/14	1,673,213
1,915,000	HCA, Inc. 9.25%, 11/15/16	2,015,538
1,750,000	HCA, Inc. 9.63%, 11/15/16	1,855,000
800,000	Health Management Associates, Inc. 6.13%, 4/15/16	697,517
765,000	Omega Healthcare Investors Inc. 7.00%, 1/15/16	757,350

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$710,000	Omega Healthcare Investors, Inc. 7.00%, 4/01/14	$706,450

		10,243,967

	Holding Companies-Diversified—0.7%
540,000	Leucadia National Corp. 7.00%, 8/15/13	519,750
935,000	Leucadia National Corp. 7.13%, 3/15/17	869,550

		1,389,300

	Insurance—0.8%
890,000	Crum & Forster Holdings Corp. 7.75%, 5/01/17	877,763
620,000	Fairfax Financial Holdings Ltd. (Canada) 7.75%, 6/15/17(a)	610,700
43,000	Unum Group 7.63%, 3/01/11	45,901

		1,534,364

	Iron/Steel—0.1%
150,000	Ryerson, Inc.* 12.57%, 11/01/14 FRN	144,750
120,000	Ryerson, Inc.* 12.00%, 11/01/15	119,100

		263,850

	Machinery—Diversified—0.2%
390,000	Chart Industries, Inc. 9.13%, 10/15/15	401,700

See notes to financial statements.

46

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Media—11.5%
$465,000	Block Communications, Inc.* 8.25%, 12/15/15	$467,906
205,000	Charter Communications Operating LLC* 8.00%, 4/30/12	198,850
1,490,000	Charter Communications Operating LLC* 8.38%, 4/30/14	1,449,025
460,000	Clear Channel Communications, Inc. 7.65%, 9/15/10	472,795
350,000	Clear Channel Communication, Inc. 4.40%, 5/15/11	301,799
580,000	Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	442,676
50,000	Dex Media, Inc. 8.00%, 11/15/13	47,250
630,000	Dex Media, Inc. 9.00%, 11/15/13(b)	576,450
160,000	Dex Media West LLC Series B 9.88%, 8/15/13	166,800
4,230,000	Echostar DBS Corp. 7.13%, 2/01/16	4,335,750
4,340,000	Idearc, Inc. 8.00%, 11/15/16	4,003,650
1,675,000	Kabel Deutschland GmbH (Germany) 10.63%, 7/01/14	1,767,125
800,000	LIN Television Corp. 6.50%, 5/15/13(a)	757,000

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$325,000	LIN Television Corp. Sereis B 6.50%, 5/15/13	$307,531
2,025,000	Mediacom Broadband LLC 8.50%, 10/15/15	1,804,781
680,000	Mediacom LLC 9.50%, 1/15/13 (a)	634,950
1,200,000	Quebecor Media, Inc. (Canada) 7.75%, 3/15/16	1,158,000
960,000	Quebecor Media, Inc. (Canada)* 7.75%, 3/15/16	926,400
395,000	R.H. Donnelley Corp. Series A-3 8.88%, 1/15/16	371,300
725,000	Rogers Cable, Inc. (Canada) 8.75%, 5/01/32	913,744
750,000	Univision Communications, Inc. 7.85%, 7/15/11	750,938

		21,854,720

	Mining—3.8%
650,000	CII Carbon LLC* 11.13%, 11/15/15	643,500
465,000	FMG Finance Property Ltd. (Australia)* 9.12%, 9/01/11 FRN	478,950
1,495,000	FMG Finance Property Ltd. (Australia)* 10.00%, 9/01/13	1,644,500
1,265,000	FMG Finance Property Ltd. (Australia)* 10.63%, 9/01/16	1,454,750

See notes to financial statements.

47

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$795,000	Freeport-McMoRan Cooper & Gold, Inc. 8.25%, 4/01/15	$844,688
2,015,000	Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/01/17	2,166,125

		7,232,513

	Miscellaneous Manufacturing—1.5%
195,000	American Railcar Industries, Inc. 7.50%, 3/01/14	185,250
250,000	Bombardier, Inc. (Canada)* 6.30%, 5/01/14	245,625
950,000	Bombardier, Inc. (Canada)* 8.00%, 11/15/14	997,500
320,000	Koppers, Inc. 9.88%, 10/15/13	338,400
1,065,000	SPX Corp.* 7.63%, 12/15/14	1,087,631

		2,854,406

	Oil & Gas—8.2%
350,000	Cimarex Energy Co. 7.13%, 5/01/17	345,625
830,000	Compton Petroleum Finance Corp. (Canada) 7.63%, 12/01/13	776,050
3,260,000	Connacher Oil & Gas Ltd. (Canada)* 10.25%, 12/15/15	3,272,224
745,000	Enterprise Products Operating LP 7.03%, 1/15/68	676,470

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$320,000	Forrest Oil Corp.* 7.25%, 6/15/19	$323,200
710,000	Mariner Energy, Inc. 8.00%, 5/15/17	678,938
2,160,000	OPTI Canada, Inc. (Canada)* 7.88%, 12/15/14	2,122,199
2,070,000	OPTI Canada, Inc. (Canada)* 8.25%, 12/15/14(a)	2,059,650
1,255,000	PetroHawk Energy Corp. 9.13%, 7/15/13	1,327,163
350,000	Pioneer Natural Resource Co. 6.875%, 5/01/18	340,209
530,000	Sabine Pass LNG LP 7.25%, 11/30/13	508,800
1,680,000	Sabine Pass LNG LP 7.50%, 11/30/16	1,612,800
445,000	Swift Energy Co. 7.13%, 6/01/17	424,975
535,000	United Refining Co. 10.50%, 8/15/12	543,025
460,000	Western Oil Sands, Inc. (Canada) 8.38%, 5/01/12	513,510

		15,524,838

	Oil & Gas Services—1.2%
1,190,000	Compagnie Generale de Geophysique-Veritas (France) 7.50%, 5/15/15	1,210,825
250,000	Compagnie Generale de Geophysique-Veritas (France) 7.75%, 5/15/17	253,750

See notes to financial statements.

48

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$325,000	Key Energy Services, Inc.* 8.38%, 12/01/14	$333,938
620,000	Seitel, Inc. 9.75%, 2/15/14	531,650

		2,330,163

	Packaging & Containers—0.8%
965,000	Graphic Packaging International Corp. 9.50%, 8/15/13	957,763
530,000	Silgan Holdings, Inc. 6.75%, 11/15/13	516,750

		1,474,513

	Pipelines—1.8%
525,000	Copano Energy LLC 8.13%, 3/01/16	531,563
665,000	Dynegy Holdings, Inc. 7.50%, 6/01/15	625,100
795,000	El Paso Natural Gas Co. 8.38%, 6/15/32	935,237
480,000	MarkWest Energy Partners LP, Series B 8.50%, 7/15/16	484,800
195,000	Targa Resources, Inc.* 8.50%, 11/01/13	189,150
610,000	Williams Cos., Inc. 7.13%, 9/01/11(a)	647,363

		3,413,213

	Real Estate—0.8%
405,000	American Real Estate Partners LP 8.13%, 6/01/12	394,369

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$465,000	American Real Estate Partners LP 7.16%, 2/15/13	$439,425
605,000	American Real Estate Partners LP* 7.16%, 2/15/13	571,725

		1,405,519

	Real Estate Investment Trust—0.3%
625,000	Host Marriott LP Series Q 6.75%, 6/01/16	618,750

	Retail—0.5%
235,000	Asbury Automotive Group, Inc. 7.63%, 3/15/17	209,150
275,000	GSC Holdings Corp. 8.00%, 10/01/12 FRN	287,719
195,000	Inergy LP/Inergy Finance Corp. 8.25%, 3/01/16	202,800
200,000	Rite Aid Corp. 8.13%, 5/01/10	197,000

		896,669

	Semiconductors—2.0%
795,000	Amkor Technology, Inc. 7.13%, 3/15/11	760,219
1,305,000	Amkor Technology, Inc. 9.25%, 6/01/16	1,314,788
530,000	Freescale Semiconductor, Inc. 8.88%, 12/15/14(a)	475,675
1,585,000	Freescale Semiconductor, Inc. 10.13%, 12/15/16(a)	1,315,549

		3,866,231

See notes to financial statements.

49

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Software—0.2%
$455,000	First Data Corp.* 9.88%, 9/24/15(a)	$423,719

	Telecommunications—11.2%
1,850,000	Alltell Communications, Inc.* 10.38%, 12/01/17	1,711,250
1,305,000	Citizens Communications Co. 9.25%, 5/15/11	1,419,188
605,000	Citizens Communications Co. 9.00%, 8/15/31	606,513
670,000	GCI, Inc. 7.25%, 2/15/14	610,538
622,000	Inmarsat Finance PLC (Great Britain) 7.63%, 6/30/12	643,770
835,000	Inmarsat Finance PLC (Great Britain) 10.38%, 11/15/12	815,169
960,000	Intelsat Corp. 9.00%, 6/15/16	972,000
1,870,000	Intelsat Subsidiary Holding Co. Ltd. 8.25%, 1/15/13	1,888,699
645,000	Nordic Telephone Co. Holdings ApS (Denmark)* 8.88%, 5/01/16	664,350
1,680,000	NTL Cable PLC (Great Britain) 8.75%, 4/15/14	1,675,800

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$457,000	PanAmSat Corp. 9.00%, 8/15/14	$461,570
192,000	Qwest Communications International, Inc. 8.37%, 2/15/09 FRN	192,960
1,775,000	Qwest Communications International, Inc. 7.25%, 2/15/11	1,783,875
500,000	Qwest Corp. 8.24%, 6/15/13 FRN	512,500
1,145,000	Rogers Wireless, Inc. (Canada) 9.63%, 5/01/11	1,304,329
3,260,000	Telecordia Technologies, Inc.* 8.99%, 7/15/12 FRN	2,925,849
345,000	Valor Telecommunication Enterprises LLC 7.75%, 2/15/15	364,637
600,000	Wind Acquisition Finance SA (Luxembourg)* 10.75%, 12/01/15	657,000
1,540,000	Windstream Corp. 8.63%, 8/01/16	1,624,700
505,000	Windstream Regatta Holdings, Inc.* 11.00%, 12/01/17	502,475

		21,337,172

	Transportation—0.6%
165,000	Bristow Group, Inc.* 7.50%, 9/15/17	166,650

See notes to financial statements.

50

BNY HAMILTON HIGH YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$1,070,000	CHC Helicopter Corp. (Canada) 7.38%, 5/01/14	$1,016,500

		1,183,150

	Total Corporate Bonds (Cost $181,633,692)	177,703,188

	TRUST PREFERRED BOND—0.4%
	Insurance—0.4%
840,000	AFC Capital Trust I Series B 8.207%, 2/03/27 (Cost $845,898)	804,976

NUMBER OF SHARES
	MONEY MARKET FUND—4.7%
8,980,690	BNY Hamilton Money Fund (Institutional Shares), 4.95%(c) (Cost $8,980,690)	8,980,690

	INVESTMENT OF CASH COLLATERAL ON SECURITIES LOANED—9.2%
	MONEY MARKET FUND—9.2%
17,474,266	BNY Institutional Cash Reserve Fund, 5.33%(d) (Cost $17,474,266)(e)	17,474,266

	Total Investments (Cost $208,934,546)(f)—107.9%	204,963,120
	Liabilities in excess of other assets—(7.9%)	(15,101,450)

	Net Assets—100.0%	$189,861,670

*	Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRN	Floating Rate Note. Coupon shown was in effect at December 31, 2007.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined Date at which time the stated coupon becomes effective.
(c)	Represents annualized 7 day at December 31, 2007.
(d)	Interest rate reflects the yield at December 31, 2007.
(e)	At December 31, 2007, the total market value of the Fund’s securities on loan was $17,023,431 and the total value of the collateral held by the Fund was $17,474,266.
(f)	The cost for Federal income tax purposes is $209,833,336. At December 31, 2007, net unrealized depreciation was $4,870,216 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,605,778 and aggregate gross unrealized depreciation of $6,475,994.

See notes to financial statements.

51

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS—53.5%
	Federal Farm Credit Bank—1.1%
$1,195,000	4.63%, 11/19/10	$1,200,682

	Federal Home Loan Bank—0.9%
1,040,000	3.63%, 12/17/10	1,040,136

	Federal National Mortgage Association—11.6%
2,735,000	3.88%, 12/10/09	2,750,609
3,150,000	6.00%, 5/15/11	3,380,284
6,050,000	4.38%, 3/15/13	6,158,016
725,000	5.13%, 1/02/14	750,875

		13,039,784

	Tennessee Valley Authority—0.7%
650,000	6.15%, 1/15/38	773,347

	United States Treasury Bonds—1.0%
900,000	6.13%, 11/15/27	1,089,914

	United States Treasury Notes—38.2%
3,250,000	5.75%, 8/15/10	3,467,851
13,500,000	4.25%, 1/15/11	13,955,624
5,575,000	5.00%, 8/15/11	5,906,016
5,000,000	4.00%, 11/15/12	5,134,765
550,000	3.88%, 2/15/13	561,000
6,090,000	4.00%, 2/15/14	6,221,793
4,275,000	4.25%, 8/15/15	4,387,886
2,800,000	7.25%, 5/15/16	3,443,127

		43,078,062

	Total United States Government Agencies & Obligations (Cost $58,908,913)	60,221,925

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES—37.8%
	Federal Home Loan Mortgage Corp.—14.7%
$5,866	Gold Pool #M70034 7.50%, 6/01/08	$5,932
3,811	Gold Pool #E00227 6.00%, 7/01/08	3,827
11,016	Gold Pool #E49415 6.50%, 7/01/08	11,092
76,313	Gold Pool #M80707 5.50%, 10/01/08	76,628
195	Pool #160062 9.50%, 10/01/08	198
272	Pool #160065 9.50%, 11/01/08	276
287	Pool #160066 9.75%, 11/01/08	292
703	Pool #251974 8.50%, 4/01/09	704
10,341	Pool #185964 8.50%, 2/01/10	10,521
11,153	Gold Pool #E20201 7.50%, 10/01/10	11,452
46,476	Gold Pool #G10439 6.50%, 1/01/11	47,547
8,355	Gold Pool #E00417 7.00%, 2/01/11	8,639
32,845	Gold Pool #G90011 8.50%, 8/17/11	32,846
25,059	Gold Pool #E00461 7.50%, 12/01/11	25,901
203,991	Gold Pool #G10644 8.00%, 12/01/11	212,877
83,850	Gold Pool #C90017 6.50%, 4/01/13	87,134

See notes to financial statements.

52

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$14,185	Gold Pool #D90113 6.50%, 6/01/13	$14,740
26,510	Gold Pool #G11072 7.50%, 12/01/15	27,745
29,966	Gold Pool #G30052 7.50%, 6/01/16	32,147
524,529	Pool #420008 5.63%, 1/01/17 FRN	529,860
175,089	Gold Pool #50377 6.50%, 1/01/17	181,259
532,756	Gold Pool #11733 6.50%, 7/01/17	551,316
73,689	Gold Pool #G30080 7.50%, 8/01/17	79,040
200,097	Gold Pool #C90185 7.50%, 9/01/17	214,629
137,877	Gold Pool #D92715 6.00%, 11/01/18	141,238
628,772	Gold Pool #C90241 6.50%, 12/01/18	652,119
246,078	Gold Pool #D94488 6.50%, 2/01/19	255,215
1,076	Pool #555045 8.00%, 5/01/19	1,115
1,086,094	Gold Pool #C90290 7.00%, 8/01/19	1,141,833
27,194	Gold Pool #A01217 8.50%, 4/01/20	28,822
152,852	Pool #390297 5.63%, 1/01/21 FRN	155,347
143,537	Gold Pool #C90438 6.50%, 4/01/21	148,523

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$613,316	Gold Pool #C90484 6.00%, 10/01/21	$626,808
1,188,508	Gold Pool #C90492 6.00%, 11/01/21	1,214,655
378,406	Gold Pool #C90503 6.00%, 12/01/21	386,730
39,773	Gold Pool #C00098 8.00%, 2/01/22	42,400
79,794	Gold Pool #G80140 7.00%, 12/17/22	84,134
38,108	Gold Pool #G00356 7.00%, 6/01/25	40,055
6,624	Gold Pool #D67014 7.50%, 1/01/26	7,095
98,164	Gold Pool #G01480 7.50%, 12/01/26	104,919
135,740	Gold Pool #C00490 8.00%, 1/01/27	145,206
75,456	Gold Pool #C20273 6.00%, 6/01/28	77,159
9,888	Gold Pool #C00664 7.50%, 9/01/28	10,584
4,560	Pool #420171 5.75%, 2/01/30 FRN	4,613
166,706	Gold Pool #G01130 8.00%, 2/01/30	178,460
48,961	Pool #789483 7.24%, 6/01/32 FRN	49,076
444,620	Gold Pool #C69955 6.50%, 8/01/32	459,662
373,341	Pool #1B1150 3.34%, 9/01/33 FRN	371,932

See notes to financial statements.

53

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$118,201	Gold Pool #G01601 4.00%, 9/01/33	$108,972
3,968,850	Gold Pool #A15088 5.50%, 10/01/33	3,967,715
432,078	Gold Pool #A17868 3.50%, 11/01/33	386,885
383,924	Pool #781140 4.28%, 1/01/34 FRN	391,445
694,298	Pool #781681 4.71%, 6/01/34 FRN	689,544
876,062	Gold Pool #G08006 6.00%, 8/01/34	890,485
1,672,733	Gold Pool #A47056 5.00%, 9/01/35	1,633,145

		16,562,493

	Federal National Mortgage Association—17.9%
259	Pool #195152 7.00%, 1/01/08	260
3,539	Pool #81860 8.00%, 4/01/09	3,573
19,888	Pool #278437 7.50%, 5/01/09	20,293
24,442	Pool #535630 6.00%, 12/01/10	24,835
138,292	Pool #406590 6.25%, 11/01/12	142,552
70,719	Pool #482513 5.50%, 1/01/14	71,699
148,417	Pool #535633 5.50%, 12/01/14	150,474
69,698	Pool #323956 7.50%, 12/01/14	74,644

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$586,069	Pool #535377 8.00%, 6/01/15	$616,886
141,183	Pool #535634 5.50%, 8/01/15	143,140
169,465	Pool #6222 9.00%, 4/01/16	174,870
557,785	Pool #733886 5.50%, 12/01/17	566,591
684,952	Pool #711995 4.00%, 9/01/18	659,199
844,340	Pool #252210 6.50%, 2/01/19	875,633
101,269	Pool #252711 7.00%, 9/01/19	106,807
210,376	Pool #86688 5.41%, 10/01/19 FRN	214,129
78,913	Pool #535760 6.50%, 3/01/21	81,791
254,981	Pool #254044 6.50%, 10/01/21	263,831
329,311	Pool #254232 6.50%, 3/01/22	340,655
16,585	Pool #124118 9.00%, 3/01/22	17,944
343,532	Pool #254354 7.00%, 5/01/22	361,684
18,426	Pool #159860 7.50%, 6/01/22	19,685
138,985	Pool #164906 6.87%, 7/01/22	146,005
31,063	Pool #50748 7.50%, 6/01/23	33,211

See notes to financial statements.

54

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$146,329	Pool #255052 4.00%, 11/01/23	$139,562
97,862	Pool #334595 7.50%, 11/01/23	104,570
66,379	Pool #326382 7.00%, 3/01/24	69,925
174,777	Pool #255232 4.50%, 5/01/24	168,945
143,756	Pool #300404 7.00%, 5/01/24	151,515
5,974	Pool #64195 8.35%, 11/01/24 FRN	6,135
50,577	Pool #70319 7.85%, 12/01/24 FRN	53,992
116,846	Pool #308497 8.00%, 5/01/25	125,202
21,389	Pool #320514 6.50%, 9/01/25	22,221
563,360	Pool #335054 6.00%, 1/01/26	578,810
106,730	Pool #446431 8.50%, 10/01/26	114,560
117,792	Pool #415330 8.00%, 12/01/26	126,041
469,171	Pool #504474 5.55%, 1/01/27 FRN	479,362
65,405	Pool #496045 8.00%, 1/01/28	69,937
35,785	Pool #251498 6.50%, 2/01/28	37,156
22,056	Pool #403470 6.00%, 5/01/28	22,748

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$486,463	Pool #251991 7.00%, 8/01/28	$515,612
24,562	Pool #441759 6.00%, 9/01/28	25,118
923,227	Pool #252034 7.00%, 9/01/28	981,013
539,505	Pool #755598 5.00%, 11/01/28	530,557
41,152	Pool #449154 6.00%, 12/01/28	42,085
76,412	Pool #457916 7.50%, 12/01/28	81,752
337,157	Pool #70849 5.57%, 1/01/29 FRN	343,418
228,597	Pool #252334 6.50%, 2/01/29	237,263
54,180	Pool #252518 7.00%, 5/01/29	57,560
31,499	Pool #252570 6.50%, 7/01/29	32,640
11,937	Pool #535182 8.00%, 10/01/29	12,946
84,384	Pool #569042 7.50%, 11/01/29	90,282
57,465	Pool #530528 7.26%, 4/01/30 FRN	57,803
192,210	Pool #601649 6.00%, 9/01/31	197,251
598,299	Pool #606866 5.97%, 10/01/31 FRN	607,546
210,873	Pool #587839 6.00%, 10/01/31	215,088

See notes to financial statements.

55

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$88,021	Pool #615519 6.00%, 11/01/31	$89,780
327,768	Pool #254484 6.50%, 12/01/31	339,730
23,180	Pool #645256 6.50%, 7/01/32	23,964
100,577	Pool #671175 5.10%, 2/01/33 FRN	101,440
385,699	Pool #701043 3.97%, 4/01/33 FRN	385,949
262,664	Pool #693021 4.11%, 6/01/33 FRN	263,784
747,520	Pool #734329 4.20%, 6/01/33 FRN	748,953
305,603	Pool #555522 5.00%, 6/01/33	298,637
965,005	Pool #924012 6.50%, 7/01/33	1,002,552
438,430	Pool #738085 3.45%, 8/01/33 FRN	438,482
109,528	Pool #731501 3.78%, 8/01/33 FRN	110,416
192,088	Pool #739499 3.79%, 9/01/33 FRN	193,283
393,637	Pool #746349 3.33%, 9/01/33 FRN	392,058
390,184	Pool #743490 4.00%, 10/01/33	360,378
154,409	Pool #753801 4.24%, 10/01/33 FRN	157,581
247,898	Pool #776565 4.00%, 4/01/34	228,821

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$349,582	Pool #775104 3.54%, 5/01/34 FRN	$345,111
301,674	Pool #552466 6.32%, 6/01/34 FRN	306,930
843,288	Pool #790003 6.00%, 8/01/34	857,503
191,639	Pool #794797 4.73%, 10/01/34 FRN	192,013
573,391	Pool #841068 4.19%, 11/01/34 FRN	578,764
411,815	Pool #827804 6.00%, 3/01/35	420,047
181,965	Pool #866920 5.36%, 2/01/36 FRN	186,376
204,030	Pool #881670 5.80%, 3/01/36 FRN	208,560
460,685	Pool #555255 6.18%, 4/01/40 FRN	476,074

		20,116,192

	Government National Mortgage Association—5.2%
12,270	Pool #367439 5.50%, 12/15/08	12,303
23,730	Pool #360837 6.50%, 3/15/09	24,090
150,878	Pool #456880 6.50%, 5/15/13	156,338
44,226	Pool #476328 7.00%, 6/15/13	46,100
58,981	Pool #483935 5.50%, 12/15/13	59,772
47,791	Pool #2815 6.00%, 9/20/14	48,925

See notes to financial statements.

56

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$34,905	Pool #3005 7.50%, 11/20/15	$36,464
54,080	Pool #3018 7.50%, 12/20/15	56,495
350,669	Pool #569502 5.00%, 1/15/17	351,568
80,508	Pool #583202 5.50%, 3/15/17	81,703
2,967	Pool #204365 9.00%, 3/15/17	3,201
817,706	Pool #781586 4.50%, 4/15/18	804,912
53,196	Pool #247223 9.00%, 4/15/18	57,447
1,168	Pool #177793 9.50%, 5/15/19	1,280
47,600	Pool #512821 6.50%, 6/15/19	49,130
2,304	Pool #284645 8.50%, 2/15/20	2,503
178,621	Pool #3706 4.50%, 5/20/20	175,370
217,806	Pool #304288 7.68%, 1/15/22	232,710
22,434	Pool #8061 6.13%, 10/20/22 FRN	22,683
1,569	Pool #319650 7.00%, 11/15/22	1,664
39,951	Pool #356770 7.50%, 4/15/23	42,610
6,099	Pool #350532 6.50%, 6/15/23	6,335

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$82,930	Pool #351405 6.50%, 1/15/24	$86,145
6,925	Pool #359470 7.00%, 1/15/24	7,351
167,013	Pool #8383 6.38%, 2/20/24 FRN	169,361
17,849	Pool #376445 6.50%, 4/15/24	18,541
7,051	Pool #386348 7.50%, 6/15/24	7,524
110,056	Pool #780035 6.50%, 7/15/24	114,324
87,032	Pool #2080 7.50%, 9/20/25	92,600
310,555	Pool #437233 6.38%, 8/15/26	321,046
42,902	Pool #780459 7.00%, 11/15/26	45,566
37,894	Pool #2345 8.50%, 12/20/26	41,069
12,964	Pool #464704 8.00%, 7/15/28	14,024
204,771	Pool #604899 4.00%, 9/15/28	191,036
320,360	Pool #80440 5.63%, 8/20/30 FRN	321,998
41,342	Pool #564751 6.00%, 8/15/31	42,427
567,246	Pool #3330 4.50%, 12/20/32	538,462
334,604	Pool #3461 6.50%, 10/20/33	346,601

See notes to financial statements.

57

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$603,822	Pool #623373 4.50%, 1/20/34	$571,271
635,098	Pool #616896 6.00%, 11/15/35	650,669

		5,853,618

	Total Mortgage-Backed Securities (Cost $42,157,861)	42,532,303

	COLLATERALIZED MORTGAGE OBLIGATIONS—6.8%
	Federal Home Loan Mortgage Corp.—2.6%
557,938	Series 1602-H 6.50%, 10/15/23	565,725
867,978	Series 1627-PJ 6.00%, 3/15/23	873,200
90,483	Series 2123-PE 6.00%, 12/15/27	90,832
1,372,430	Series 2695-UA 5.50%, 9/15/14	1,393,305

		2,923,062

	Federal National Mortgage Association—4.2%
225,689	Series 1988-15A 9.00%, 6/25/18	244,960
175,925	Series 1992-136PK 6.00%, 8/25/22	180,477
36,859	Series 1992-172M 7.00%, 9/25/22	38,345
615,783	Series 1993-149M 7.00%, 8/25/23	653,202

PRINCIPAL AMOUNT		VALUE
	COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$2,215,868	Series 1993-178PK 6.50%, 9/25/23	$2,327,039
31,155	Series 1993-253H PO 0.00%, 11/25/23	26,743
1,192,392	Series 1993-255E 7.10%, 12/25/23	1,284,735

		4,755,501

	Total Collateralized Mortgage Obligations (Cost $7,519,911)	7,678,563

NUMBER OF SHARES
	MONEY MARKET FUND—1.1%
1,284,022	BNY Hamilton Treasury Money Fund (Institutional Shares) 3.37%(a) (Cost $1,284,022)	1,284,022

	Total Investments (Cost $109,870,707)(b)—99.2%	111,716,813
	Other assets less liabilities—0.8%	947,720

	Net Assets—100.0%	$112,664,533

FRN	Floating rate note. Coupon shown was in effect at December 31, 2007. Maturity date represents ultimate maturity.
PO	Principal Only.
(a)	Represents annualized 7-day yield at December 31, 2007.
(b)	The cost for Federal income tax purposes is $110,371,228. At December 31, 2007, net unrealized appreciation was $1,345,585 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $1,726,823 and aggregate gross unrealized depreciation of $381,238.

See notes to financial statements.

58

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS—95.7%
	Education—6.6%
$1,500,000	New York State Dormitory Authority Revenue	Aaa/AAA	5.00%	7/01/18	$1,640,536
675,000	New York State Dormitory Authority Revenue, Vassar College	Aa2/AA	5.00	7/01/15	739,415
1,000,000	New York State Dormitory Authority Revenue, Columbia University	Aaa/AAA	5.00	7/01/12	1,077,930
1,500,000	New York State Dormitory Authority Revenue, New York University, FGIC Insured†	Aaa/AAA	5.00	7/01/21	1,589,310
405,000	New York State Dormitory Authority Revenue, Fordham University, FGIC Insured†	NR/AAA	5.00	7/01/18	426,813
1,500,000	New York State Dormitory Authority Revenue, New York University, Series A, AMBAC Insured†	Aaa/AAA	5.50	7/01/09	1,555,050
500,000	New York State Dormitory Authority Revenue, Rochester Institute of Technology, AMBAC Insured†	Aaa/AAA	5.00	7/01/13	518,070

					7,547,124

	General Obligations—14.1%
1,000,000	New York, New York, Series A	A1/AA-	5.00	8/01/18	1,066,030
995,000	New York, New York, Series G	NR/NR	5.00	8/01/14	1,006,363
1,000,000	New York, New York, Series M, FSA Insured†	Aaa/AAA	5.00	4/01/18	1,072,910
1,000,000	New York State, Series C	Aa3/AA	5.00	4/15/14	1,075,250
1,000,000	New York, New York, Series D1	Aa3/AA	5.13	12/01/22	1,058,540
1,000,000	Katonah-Lewisboro, New York, Union Free School District, Series B, FGIC Insured†	Aaa/NR	5.00	9/15/15	1,109,470
1,000,000	New York State, Series A	Aa3/AA	5.00	3/01/19	1,084,690
2,750,000	New York State, Series A	A2/AA	5.25	3/15/15	2,935,597
1,500,000	Onondaga County, New York, Series A	Aa2/AA+	5.00	5/01/17	1,585,335
1,000,000	Orange County, New York, Series A	Aa1/NR	5.00	7/15/19	1,072,550

See notes to financial statements.

59

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,000,000	Orange County, New York, Series A	Aa1/NR	5.00%	7/15/20	$1,067,280
500,000	Rockland County, New York, Series A	A1/AA	5.00	10/01/15	529,185
500,000	Salt Verde Financial Corp.	Aa2/AA	5.00	12/01/32	472,760
1,000,000	Westchester County, New York, Series C	Aaa/AAA	4.00	11/15/15	1,037,890

					16,173,850

	Healthcare—6.4%
1,000,000	New York State Dormitory Authority Revenue, Bronx Lebannon Hospital Center	NR/AA-	4.00	8/15/14	1,014,390
1,000,000	New York State Dormitory Authority Revenue, Memorial Sloan-Kettering Center, Series 1	Aa2/AA	5.00	7/01/11	1,055,420
3,250,000	New York State Dormitory Authority Revenue, Memorial Sloan-Kettering Center, Series 1, MBIA Insured†	Aaa/AAA	5.00	7/01/20	3,440,287
680,000	New York State Medical Care Facilities Finance Agency Revenue, Series A, SONYMA Insured†	Aa1/NR	6.38	11/15/20	681,435
1,100,000	Westchester County, New York, Healthcare Corp., Series B	Aaa/AAA	5.13	11/01/15	1,150,182

					7,341,714

	Housing—4.5%
1,000,000	New York State Mortgage Revenue-Homeowner Mortgage, Series 70	Aa1/NR	5.38	10/01/17	1,037,200
1,000,000	New York State Mortgage Revenue-Homeowner Mortgage, Series 80	Aa1/NR	5.10	10/01/17	1,021,390
1,000,000	New York State Mortgage Revenue-Homeowner Mortgage, Series 95	Aa1/NR	5.50	10/01/17	1,030,920
1,000,000	Puerto Rico Housing Finance Authority, Capital Fund Program	Aa3/AA	5.00	12/01/18	1,050,090

See notes to financial statements.

60

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE		MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,000,000	Puerto Rico Housing Finance Authority, Capital Fund Program	Aa3/AA	5.00%		12/01/19	$1,046,290

						5,185,890

	Industrial Development—1.8%
2,000,000	Troy Industrial Development Authority, New York, Series A	A2/A	5.00		9/01/37	2,069,980

	Other—1.7%
1,850,000	New York Liberty Development Corp. Revenue, (Goldman Sachs Headquarters)	Aa3/A+	5.00		10/01/15	1,994,504

	Pre-Refunded/Escrowed Securities—6.3%
5,000	New York, New York, Series G	NR/NR	5.00		8/01/14	5,059
1,000,000	New York State Dormitory Authority Lease Revenue, Series A	A2/A+	5.38		5/15/21	1,103,570
600,000	New York State Dormitory Authority Revenue, New York Public Library, Series A, MBIA Insured†, ETM	Aaa/AAA	3.34	(a)	7/01/10	554,220
390,000	New York State Environmental Facilities Corp., Series C, ETM	Aaa/AAA	5.25		6/15/12	397,601
1,000,000	New York State Thruway Authority Service Contract Revenue, Highway & Bridge Trust Fund, Series B, MBIA Insured†	Aaa/AAA	5.25		4/01/16	1,075,880
990,000	New York State Urban Development Corp., Personal Income Tax Facility, Series A	A1/AA	5.38		3/15/17	1,074,051
750,000	Suffolk County, New York, Series B, FGIC Insured†	Aaa/AAA	5.00		10/01/13	788,063
1,000,000	Triborough Bridge & Tunnel Authority, General Purpose, Series Y, ETM	Aa3/AAA	6.00		1/01/12	1,067,520
1,000,000	Triborough Bridge & Tunnel Authority, NY	Aa2/AAA	5.25		1/01/28	1,136,469

						7,202,433

See notes to financial statements.

61

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE		MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
	Special Tax—14.7%
$2,000,000	Metropolitan Transportation Authority Dedicated Tax Fund, Series A, FGIC Insured†	Aaa/AAA	5.25%		11/15/15	$2,139,840
1,000,000	Nassau County, New York Interim Finance Authority, MBIA Insured†	Aaa/AAA	5.00		11/15/16	1,093,970
1,500,000	Nassau County, New York Interim Finance Authority Sales Tax, Series A, AMBAC Insured†	Aaa/AAA	5.00		11/15/17	1,615,140
1,500,000	Nassau County, New York Interim Finance Authority, Series B, AMBAC Insured†	Aaa/AAA	5.00		11/15/16	1,615,140
1,755,000	New York City Transitional Finance Authority, Series A	Aaa/AA1	5.50		11/15/17	1,912,546
500,000	New York City Transitional Finance Authority, Series B, MBIA-IBC Insured†	Aaa/AAA	4.75		11/15/15	507,660
1,000,000	New York City Transitional Finance Authority, Series C	Aa2/AA+	5.38		2/01/13	1,068,700
1,000,000	New York City Transitional Finance Authority, Series C	Aa2/AA+	5.38		2/15/14	1,074,130
1,000,000	New York State Dormitory Authority Revenue, State Personal Income Tax, Series A	NR/AA	5.00		3/15/16	1,068,350
2,500,000	New York State Local Government Assistance Corp Series A	Aa3/AAA	5.00		4/01/18	2,729,550
2,000,000	New York State Local Government Assistance Corp., Series A-1, FSA Insured†	Aaa/AAA	5.00		4/01/13	2,162,060

						16,987,086

	State Appropriation—13.4%
1,000,000	New York Metropolitan Transporation Authority, Series N, FGIC Insured†	Aaa/AAA	3.37	(a)	7/01/11	892,680
1,000,000	New York State Dormitory Authority Revenue	NR/AA-	5.00		7/01/18	1,065,910

See notes to financial statements.

62

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,000,000	New York State Dormitory Authority Revenue	NR/AA-	5.00%	7/01/19	$1,068,120
2,370,000	New York State Dormitory Authority Revenue, City University Construction, Series A, FGIC-TCRS Insured†	Aaa/AAA	5.75	7/01/18	2,666,273
1,500,000	New York State Dormitory Authority Revenue, Series B	A1/AA-	5.25	11/15/23	1,604,430
500,000	New York State Dormitory Authority Revenue, State University Educational Facilities, Series A, CAPMAC-ITC Insured†	Aaa/AAA	5.25	5/15/15	544,530
1,500,000	New York State Dormitory Authority Revenue, State University Educational Facilities, Series A, MBIA-IBC Insured†	Aaa/AAA	5.88	5/15/11	1,627,890
800,000	New York State Dormitory Authority Revenue, State University, MBIA-IBC Insured†	Aaa/AAA	5.00	5/15/15	813,440
1,105,000	New York State Dormitory Authority Revenue, Upstate Community College, AMBAC Insured†	Aaa/AAA	5.00	7/01/14	1,144,935
1,000,000	New York State Thruway Authority, Local Highway and Bridges	A1/AA-	5.50	4/01/14	1,077,470
1,000,000	New York State Thruway Authority, Highway and Bridges, General Purpose, Series B, FSA Insured†	Aaa/AAA	4.75	4/01/19	1,042,460
1,855,000	New York State Urban Development Corp.	Aaa/AAA	5.50	7/01/16	1,877,019

					15,425,157

	Transportation—12.8%
1,000,000	Metropolitan Transportation Authority, Series A, FGIC Insured†	Aaa/AAA	4.50	4/01/18	1,070,120
1,000,000	New York Metropolitan Transportation Authority, Series A	A2/A	5.00	11/15/17	1,077,200

See notes to financial statements.

63

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,000,000	New York State Thruway Authority General Revenue, Series F, AMBAC Insured†	Aaa/AAA	5.00%	1/01/19	$1,069,900
2,000,000	Port Authority of New York & New Jersey, Series 125, FSA Insured†	Aaa/AAA	5.00	10/15/19	2,123,320
1,000,000	Port Authority of New York & New Jersey, Series 128, FSA Insured†	Aaa/AAA	5.00	11/01/18	1,067,670
1,000,000	Port Authority of New York & New Jersey, Series 140, FSA Insured†	Aaa/AAA	5.00	12/01/19	1,074,370
1,000,000	Port Authority of New York & New Jersey, Series 142	A1/AA-	5.00	7/15/21	1,056,880
1,000,000	Puerto Rico Highway & Transportation Authority, Series Y, MBIA Insured†	Aaa/AAA	6.00	7/01/11	1,064,730
1,000,000	Triborough Bridge & Tunnel Authority	Aa2/AA-	5.25	11/15/15	1,116,770
1,000,000	Triborough Bridge & Tunnel Authority, General Purpose, Series A	Aa3/AA-	5.25	1/01/16	1,065,560
2,000,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B	Aa2/AA-	5.25	11/15/16	2,157,300
775,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B	Aa3/AA-	5.25	11/15/17	834,156

					14,777,976

	Utilities—13.4%
2,000,000	Long Island Power Authority, New York Electric System Revenue, Series B	Baa1/A-	5.25	6/01/14	2,184,280
1,000,000	Long Island Power Authority, New York Electric System Revenue, Series E, MBIA Insured†	Aaa/AAA	5.00	12/01/18	1,083,790
850,000	Long Island Power Authority, New York Electric System Revenue, Series F, MBIA Insured†	Aaa/AAA	4.00	5/01/12	874,055
1,500,000	New York State Environmental Facilities Corp., Clean Water Revolving Funds, New York City Municipal Water Project, Series D	Aaa/AAA	5.25	6/15/14	1,658,880

See notes to financial statements.

64

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE		MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,000,000	New York State Environmental Facilities Corp., Sub-Series E	Aa1/AA-	5.38%		6/15/15	$1,080,570
150,000	New York State Environmental Facilities Corp., Pollution Control Revenue, Series A	Aaa/AAA	7.00		6/15/12	150,474
5,000	New York State Environmental Facilities Corp., Pollution Control Revenue, Series C	Aa2/A+	7.20		3/15/11	5,051
1,000,000	New York State Environmental Facilities Corp., Series B	Aaa/AAA	5.25		6/15/17	1,075,020
775,000	New York State Environmental Facilities Corp., Series B	Aaa/AAA	5.25		6/15/19	828,181
110,000	New York State Environmental Facilities Corp., Unrefunded Balance, Series C	Aaa/AAA	5.25		6/15/12	112,144
2,500,000	New York State Power Authority, Series A	Aa2/AA-	5.00		11/15/17	2,701,424
1,450,000	New York State Power Authority, Series A	Aa2/AA-	5.25		11/15/16	1,583,067
1,000,000	New York State Power Authority, Series A, FGIC Insured†	Aaa/AAA	5.00		11/15/20	1,064,520
1,000,000	Suffolk County, New York, Water Authority, Waterworks Revenue, MBIA Insured†	Aaa/AAA	4.00		6/01/14	1,032,150

						15,433,606

	Total Municipal Bonds (Cost $107,494,321)					110,139,320

NUMBER OF SHARES
	MONEY MARKET FUND—4.0%
4,638,937	BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares) (Cost $4,638,937)		2.90	(b)		4,638,937

	Total Investments (Cost $112,133,258)(c)—99.7%					114,778,257
	Other assets less liabilities—0.3%					309,556

	Net Assets—100.0%					$115,087,813

See notes to financial statements.

65

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

AMBAC	American Municipal Bond Assurance Corp.
CAPMAC-ITC	Capital Markets Assurance Corp.—Insured Trust Certificate.
ETM	Escrowed to maturity.
FGIC	Financial Guaranty Insurance Company.
FSA	Federal Security Association.
MBIA	Municipal Bond Investor Assurance.
MBIA-IBC	Insured Bond Certificate
NR	Not Rated.
SONYMA	State of New York Mortgage Authority
†	Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)	Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007.
(c)	The cost for Federal income tax purposes is $112,133,195. At December 31, 2007, net unrealized appreciation was $2,645,062 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,665,208 and aggregate gross unrealized depreciation of $20,146.

See notes to financial statements.

66

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS—97.6%
	Education—15.0%
$2,000,000	Colorado University Enterprise System Revenue, Series A, FGIC Insured†	Aaa/AAA	4.75%	6/01/16	$2,073,400
1,260,000	Connecticut State Health & Educational Facility Authority Revenue, Series H, FSA Insured†	Aaa/AAA	5.00	11/01/14	1,383,808
1,000,000	Indiana State Finance Authority Revenue (Collegiate Project)	Aa2/AA	5.00	5/01/15	1,083,910
1,425,000	Indiana University Student Fee, Series N, MBIA Insured†	Aaa/AAA	5.00	8/01/11	1,510,500
2,825,000	Metropolitan Govt. Nashville and Davidson County, Tennessee, H & E Facility (Vanderbilt University)	Aa2/AA	5.00	10/01/19	2,944,243
1,410,000	Minnesota State Higher Educational Facilities Authority Revenue (Macalester College), Series 6B	Aa3/NR	5.00	3/01/14	1,529,836
100,000	New Jersey State Educational Facilities Authority Revenue (Rowan University), Series C, FGIC Insured†	Aaa/AAA	5.25	7/01/13	107,839
2,000,000	New York State Dormitory Authority Revenue (Columbia University), Series A	Aaa/AAA	5.25	7/01/21	2,161,620
2,000,000	Private Colleges & Universities Authority, Georgia Revenues, Emory University, Series A	Aa2/AA	5.00	9/01/18	2,150,580
90,000	Socorro, Texas, Independent School District, PSF-GTD Insured†	NR/AAA	5.38	8/15/19	95,502
1,000,000	Southwest Higher Education Authority Revenue, (Southern Methodist University Project), AMBAC Insured†	Aaa/AAA	5.50	10/01/14	1,098,240
1,000,000	Swarthmore Borough Authority, Pennsylvania (Swarthmore College)	Aaa/AA+	5.00	9/15/08	1,014,170
1,000,000	Swarthmore Borough Authority, Pennsylvania (Swarthmore College)	Aaa/AA+	5.25	9/15/09	1,036,580

See notes to financial statements.

67

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$280,000	Texas A & M University Revenue	Aa1/AA+	5.00%	5/15/08	$280,434
1,450,000	Texas A & M University Revenue, Series A	Aa1/AA+	5.38	5/15/15	1,552,399
810,000	Texas A & M University Revenue, Series A	Aa1/AA+	5.38	5/15/15	862,391
2,000,000	Texas Technical University Revenue, Series 9, AMBAC Insured†	Aaa/AAA	5.00	2/15/12	2,128,219
2,405,000	University of Maryland, Auxiliary Facilities & Tuition Revenue, Series A	Aa2/AA	5.00	4/01/17	2,564,620
2,000,000	University of Missouri, Series A	Aa2/AA	5.00	11/01/12	2,154,640
2,000,000	University of Nebraska, Lincoln Student Fees & Facilities, Series B	Aa2/AA-	5.00	7/01/28	2,059,580
1,665,000	University of Virginia, Series B	Aaa/AAA	5.00	6/01/18	1,756,092

					31,548,603

	General Obligations—31.9%
1,800,000	Anchorage, Alaska, Series A, MBIA Insured†	Aaa/AAA	5.50	6/01/20	1,965,330
3,000,000	Austin, Texas	Aa1/AAA	5.00	9/01/17	3,178,800
1,000,000	Bushland, Texas, Independent School District, PSF-GTD Insured†	NR/AAA	5.00	2/15/28	1,027,200
5,000,000	California State Economic Recovery, Series A	Aa3/AA+	5.00	7/01/15	5,425,100
2,800,000	Charlotte, North Carolina, Series C	Aaa/AAA	5.00	4/01/13	3,033,912
5,000,000	Chicago, Illinois, Series A, FSA Insured†	Aaa/AAA	5.00	1/01/14	5,425,250
1,110,000	Chicago, Illinois, Series I, AMBAC Insured†	Aaa/AAA	5.00	12/01/17	1,210,966
7,400,000	City of New York, XLCA Insured†	Aaa/AAA	5.00	9/01/22	7,799,082
2,000,000	City of New York, Series D1	Aa3/AA	5.13	12/01/22	2,117,080
2,000,000	Connecticut State, Series E, FSA Insured†	Aaa/AAA	5.50	11/15/13	2,188,920
2,000,000	Durham County, North Carolina, Series B	Aaa/AAA	5.00	4/01/15	2,120,660
1,000,000	Garden State Preservation Trust, Series C, FSA Insured†	Aaa/AAA	5.13	11/01/16	1,114,630
3,000,000	Houston, Texas, Independent School District, Series A, PSF-GTD Insured†	Aaa/AAA	5.00	2/15/19	3,189,420

See notes to financial statements.

68

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE		MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$3,000,000	Illinois FIRST Series	Aa3/AA	5.25%		10/01/15	$3,235,920
1,505,000	Katy, Texas, Independent School District, Series B, PSF-GTD Insured†	Aaa/AAA	4.08	(a)	2/15/16	1,083,570
1,575,000	Klein, Texas, Independent School District, PSF-GTD Insured†	Aaa/AAA	5.00		8/01/19	1,660,538
3,785,000	Massachusetts State, Series D, MBIA Insured†	Aaa/AAA	5.50		10/01/20	4,359,790
1,300,000	Ohio State Revenue, AMBAC Insured†	Aaa/AAA	5.00		10/01/11	1,381,068
3,000,000	Plano, Texas, Independent School District, PSF-GTD Insured†	Aaa/AAA	5.00		2/15/18	3,200,911
3,260,000	Royse City Independent School District, Texas, PSF-GTD Insured†	NR/AAA	3.89	(a)	8/15/14	2,532,466
5,000,000	Washington State, Arizona, Series C, AMBAC Insured†	Aaa/AAA	5.00		1/01/17	5,469,700
4,355,000	Will County Community School District No 161, Summit Hill, Illinois, FGIC Insured†	Aaa/NR	5.00		1/01/23	4,548,318

						67,268,631

	Housing—11.3%
1,740,000	California Statewide Community Development Authority Revenue	Aaa/AAA	5.25		7/01/15	1,895,695
1,210,000	Colorado Housing & Finance Authority Single Family Mortgage, Class I-A-4	Aaa/AAA	4.90		11/01/11	1,256,307
1,115,000	Illinois Housing Development Authority, GNMA Insured†	NR/AAA	4.13		10/20/16	1,122,593
3,000,000	Kentucky Housing Revenue Corp., Series B	Aaa/AAA	4.80		7/01/20	2,995,800
715,000	Maine State Housing Authority, Housing Mortgage Finance Program, Series C	Aa1/AA+	5.30		11/15/23	733,697
3,000,000	Maine State Housing Authority, Series D-2	Aa1/AA+	4.75		11/15/21	2,963,850
2,945,000	Mississippi Home Corp., Single Family Mortgage Revenue, Series B-2	Aaa/NR	4.38		12/01/18	2,892,255

See notes to financial statements.

69

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$890,000	Missouri State Housing Development, Single Family Mortgage Revenue (Homeown Loan Program), Series A, GNMA/FNMA Insured†	NR/AAA	5.05%	9/01/24	$891,584
1,165,000	Nebraska Housing Finance Authority, Single Family Mortgage, Series D, GNMA/FNMA/FHLMC Insured†	NR/AAA	5.25	9/01/22	1,178,363
1,720,000	Nebraska Investment Finance Authority, Single Family Mortgage, Series A, GNMA/FNMA/FHLMC Insured†	NR/AAA	4.70	9/01/21	1,690,966
1,500,000	New York State Mortgage Agency, Series 101	Aa1/NR	5.00	10/01/18	1,519,830
1,000,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 73B	Aa2/AA+	5.00	4/01/16	1,033,210
1,000,000	Puerto Rico Housing Finance Authority	Aa3/AA	5.00	12/01/11	1,057,810
1,925,000	Texas State Department of Housing and Community Affairs, Series A, GNMA/FNMA/MBIA Insured†	Aaa/AAA	5.45	9/01/23	1,956,147
705,000	Vermont Housing Finance Agency, Series 16A, FSA Insured†	Aaa/AAA	4.85	5/01/11	707,298

					23,895,405

	Other—8.7%
2,500,000	Dutchess County Industrial Development Agency, IBM Project, New York	A1/A+	5.45	12/01/29	2,594,475
5,000,000	Florida Hurricane Catastrophe Fund	Aa3/AA	5.00	7/01/11	5,265,250
2,010,000	Fulton County Georgia Development Authority Revenue, Spelman College	Aa3/NR	5.00	6/01/24	2,087,948
2,000,000	Golden State Tobacco Securitization Corp. Settlement Revenue, California, Series A-1	Baa3/BBB	4.50	6/01/27	1,798,380
1,000,000	Liberty, New York, Development Corp. Revenue, (Goldman Sachs Headquarters)	Aa3/A+	5.00	10/01/15	1,078,110

See notes to financial statements.

70

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,000,000	New York State Dormitory Authority Lease Revenue Court Facilities, Westchester County, AMBAC Insured†	Aa1/AA+	5.25%	8/01/13	$1,034,120
1,000,000	North Carolina Infrastructure Finance Corp., Series A	Aa2/AA+	5.00	2/01/22	1,049,790
1,000,000	North Carolina Infrastructure Finance Corp., Series A	Aa2/AA+	5.00	2/01/23	1,046,050
1,000,000	Saint John Baptist Parish Revenue, Louisiana, Marathon Oil Corp., Series A	Baa1/BBB+	5.13	6/01/37	957,520
1,500,000	Seminole Tribe Special Obligation Revenue, Florida, Series A-144A	Ba1/BBB	5.25	10/01/27	1,381,590

					18,293,233

	Pre-Refunded/Escrowed Securities—11.1%
1,135,000	Lower Colorado River Authority, Texas Revenue, FSA Insured†, ETM	Aaa/AAA	5.00	1/01/15	1,239,897
115,000	Monroe County, New York, AMBAC Insured†	Aaa/AAA	6.00	6/01/11	116,359
900,000	New Jersey State Educational Facilities Authority Revenue (Rowan University), Series C, FGIC Insured†	Aaa/AAA	5.25	7/01/13	964,665
10,000	New Jersey State Turnpike Authority Revenue, ETM	Aaa/AAA	5.88	1/01/08	10,000
1,050,000	New York, New York City Transitional Finance Authority Revenue	Aa1/AAA	5.38	11/15/21	1,125,285
2,950,000	New York, New York City Transitional Finance Authority Revenue (Future Tax), Series A	Aa1/AAA	5.38	11/15/21	3,237,212
8,550,000	North Carolina Eastern Municipal Power Agency System Revenue, Series A, ETM	Aaa/BBB	5.00	1/01/17	9,307,701
4,055,000	North Carolina Municipal Power Agency No. 1, Catawaba Electric Revenue, ETM	Baa1/A-	5.50	1/01/13	4,373,358
1,000,000	Omaha, Nebraska, Series A, ETM	Aaa/AAA	6.50	12/01/16	1,221,180

See notes to financial statements.

71

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE		MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$1,560,000	Socorro, Texas, Independent School District, PSF-GTD Insured†	NR/AAA	5.38%		8/15/19	$1,677,889

						23,273,546

	Special Tax—1.4%
100,000	New York State Local Government Assistance Corp., Series A, VRDN	Aa1/AA-	3.40		4/01/22	100,000
2,595,000	New York State Local Government Assistance Corp., Series C	Aa3/AAA	6.00		4/01/12	2,767,178

						2,867,178

	State Appropriation—3.3%
2,000,000	Metropolitan Transportation Authority, Series A, FGIC Insured†	Aaa/AAA	5.25		4/01/13	2,030,320
1,000,000	Metropolitan Transportation Authority, Series N, FGIC Insured†	Aaa/AAA	3.30	(a)	7/01/11	892,680
3,800,000	New York State Dormitory Authority Revenue, Series B, VRDN	A1/AA-	5.25		11/15/23	4,064,556

						6,987,556

	Transportation—5.7%
2,270,000	Metropolitan Washington Airports Authority, Series A, FDIC Insured†	Aaa/AAA	5.75		10/01/14	2,446,765
2,470,000	Metropolitan Washington Airports Authority, General Airport Revenue, Series B, MBIA Insured†	Aaa/AAA	5.25		10/01/12	2,526,958
2,100,000	New Hampshire State Turnpike System Revenue, FSA Insured†	Aaa/AAA	5.25		10/01/17	2,257,647
3,340,000	New Jersey State Transportation Trust Fund Authority Revenue	Aaa/AAA	5.50		6/15/22	3,704,227
1,000,000	New Jersey State Turnpike Authority Revenue, Series A, FGIC Insured†	Aaa/AAA	5.00		1/01/19	1,060,580

						11,996,177

See notes to financial statements.

72

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
	Utilities—9.2%
$1,000,000	Energy Northwest Washington Electrical Revenue, Project No. 1, Series A, FSA Insured†	Aaa/AAA	5.50%	7/01/13	$1,081,310
4,000,000	Long Island Power Authority, New York, Electric System Revenue, Series B	A3/A-	5.25	12/01/12	4,322,920
2,000,000	Michigan Municipal Bond Authority Revenue, Clean Water Revolving Fund	Aaa/AAA	5.25	10/01/18	2,119,720
140,000	Nebraska Public Power District Revenue, Series A, MBIA Insured†	Aaa/AAA	5.25	1/01/14	141,400
2,000,000	New York State Environmental Facilities Corp., Clean Water Revolving Funds, New York City Municipal Water Project, Series D	Aaa/AAA	5.00	6/15/21	2,100,840
2,000,000	New York State Power Authority, Series A	Aa2/AA-	5.00	11/15/19	2,161,140
2,070,000	Omaha, Nebraska, Public Power District, Series A	NR/AA	7.63	2/01/12	2,248,869
1,320,000	Rhode Island Clean Water Protection Finance Agency, Series A	Aaa/AAA	5.00	10/01/11	1,384,495
2,500,000	Salt Verde Financial Corp. Gas Revenue	Aa3/AA-	5.00	12/01/32	2,363,800
1,500,000	Southern Public Power Authority Natural Gas Project Revenue, California, Series A	Aa3/AA-	5.00	11/01/33	1,461,675

					19,386,169

	Total Municipal Bonds (Cost $201,898,138)				205,516,498

See notes to financial statements.

73

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		INTEREST RATE		VALUE
	MONEY MARKET FUND—1.2%
2,467,426	BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares) (Cost $2,467,426)	2.90	%(b)	$2,467,426

	Total Investments (Cost $204,365,564)(c)—98.8%			207,983,924
	Other assets less liabilities—1.2%			2,562,052

	Net Assets—100.0%			$210,545,976

AMBAC	American Municipal Bond Assurance Corp.
ETM	Escrowed to maturity.
FGIC	Financial Guaranty Insurance Company.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FSA	Financial Security Assurance.
GNMA	Government National Mortgage Association.
MBIA	Municipal Bond Investors Assurance.
NR	Not Rated.
PSF-GRD	Permanent School Fund Guarantee.
VRDN	Variable Rate Demand Note, rate shown is in effect at December 31, 2007. Date represents ultimate maturity date.
*	Unaudited.
†	Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)	Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2007.
(b)	Represents annualized 7 day yield at December 31, 2007.
(c)	The cost for Federal income tax purposes is $204,364,954. At December 31, 2007, net unrealized appreciation was $3,618,970 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,960,384 and aggregate gross unrealized depreciation of $341,414.

See notes to financial statements.

74

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Schedule of Investments (Continued)

Diversification by State

December 31, 2007

	VALUE	% OF TOTAL NET ASSETS
Alaska	$1,965,330	0.9%
Arizona	2,363,800	1.1
California	10,580,850	5.0
Colorado	3,329,707	1.6
Connecticut	3,572,728	1.7
District of Columbia	4,973,723	2.4
Florida	6,646,840	3.2
Georgia	4,238,528	2.0
Illinois	15,543,047	7.4
Indiana	2,594,410	1.2
Kentucky	2,995,800	1.4
Louisiana	957,520	0.5
Maine	3,697,547	1.8
Maryland	2,564,620	1.2
Massachusetts	4,359,790	2.1
Michigan	2,119,720	1.0
Minnesota	1,529,836	0.7
Mississippi	2,892,255	1.4
Missouri	3,046,224	1.4
Nebraska	8,540,358	4.1
New Hampshire	2,257,647	1.1
New Jersey	6,961,941	3.3
New York	41,222,807	19.6
North Carolina	20,931,471	9.9
Ohio	3,848,494	1.8
Pennsylvania	3,083,960	1.5
Puerto Rico	1,057,810	0.5
Rhode Island	1,384,495	0.7
Tennessee	2,944,243	1.4
Texas	26,764,023	12.7
Vermont	707,298	0.3
Virginia	1,756,092	0.8
Washington	6,551,010	3.1

Total investments	207,983,924	98.8
Other assets less liabilities	2,562,052	1.2

Net Assets	$210,545,976	100.0%

See notes to financial statements.

75

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS—98.9%
	Alabama—4.6%
$400,000	Montgomery Medical Clinic Board	Baa2/BBB-	5.25%	3/01/36	$365,488

	Alaska—0.2%
15,000	Alaska Housing Finance Corp., Series A-2	Aaa/AAA	5.75	6/01/24	15,277

	Arizona—3.5%
300,000	Salt Verde Financial Corp.	Aa3/AA	5.00	12/01/37	280,593

	California—6.1%
300,000	Golden State Tobacco Securitization Corp., FGIC Insured†	Aaa/AAA	5.00	6/01/38	301,649
200,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1	Baa3/BBB	5.75	6/01/47	187,614

					489,263

	Connecticut—0.8%
65,000	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue (Waste Management), Series A	NR/BBB	5.50	1/01/20	64,103

	Florida—3.0%
100,000	Seminole Indian Tribe of Florida, Series A	Ba1/BBB	5.25	10/01/27	92,106
150,000	Seminole Indian Tribe of Florida, Series A	Ba1/BBB	5.50	10/01/24	143,964

					236,070

	Georgia—0.5%
25,000	Georgia State Housing & Finance Revenue Authority, (Single Family), Series D-2	Aa2/AAA	5.10	12/01/20	25,832
10,000	Richmond County, Georgia, Development Authority, (International Paper Co. Project)	Baa3/BBB	5.80	12/01/20	10,052

					35,884

	Idaho—0.1%
10,000	Idaho Housing & Financing Association, Series G-2	Aaa/NR	5.35	7/01/18	10,162

See notes to financial statements.

76

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
	Illinois—4.6%
$300,000	Illinois Finance Authority, (Chicago Charter School Project)	NR/BBB	5.00%	12/01/36	$261,618
100,000	Illinois Housing Development Authority, Series E2	Aa2/AA	5.60	8/01/32	101,079

					362,697

	Iowa—2.4%
200,000	Iowa Higher Education Loan Authority (Wartburg College)	NR/NR	5.25	10/01/30	192,034

	Kansas—2.8%
125,000	Sedgwick & Shawnee Counties, Kansas, Single Family Revenue, Series A-1, GNMA/FNMA Insured†	Aaa/NR	5.75	12/01/37	130,614
90,000	Sedgwick & Shawnee Counties, Kansas, Single Family Revenue, Series A-2, GNMA/FNMA Insured†	Aaa/NR	5.75	12/01/37	94,057

					224,671

	Louisiana—3.7%
10,000	East Baton Rouge Mortgage Finance Authority, Series A, GNMA/FNMA Insured†	Aaa/NR	5.70	10/01/33	10,095
300,000	Saint John Baptist Parish, Louisiana Revenue, Marathon Oil Corp., Series A	Baa1/BBB+	5.13	6/01/37	287,255

					297,350

	Massachusetts—9.1%
250,000	Massachusetts Health & Educational Facilities Authority (UMass Memorial), Series D	Baa2/BBB	5.00	7/01/33	226,932
300,000	Massachusetts Health & Educational Facilities Authority, (Milford Medical), Series E	Baa3/BBB-	5.00	7/15/32	263,106

See notes to financial statements.

77

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$250,000	Massachusetts State Development Finance Agency (Wheelock College), Series C	NR/BBB	5.25%	10/01/37	$233,610

					723,648

	Mississippi—6.8%
250,000	Lowndes County-Solid Waste Disposal, (Weyerhaueser)	Baa2/BBB	6.80	4/01/22	275,140
300,000	Mississippi Business Finance Commission, (Northrop Grumman)	Baa1/BBB+	4.55	12/01/28	263,673

					538,813

	Missouri—1.8%
130,000	Missouri Higher Education Loan Authority, Series B	Aaa/AAA	5.10	1/15/22	130,625
15,000	Missouri State Housing Development Commission, (Homeowner Loan Project), Series C-1, GNMA/FNMA Insured†	NR/AAA	5.15	9/01/21	15,035

					145,660

	Nebraska—0.8%
25,000	Nebraska Investment Finance Authority, Series A, GNMA/FNMA/FHLMC Insured†	NR/AAA	5.15	3/01/29	24,903
20,000	Nebraska Investment Finance Authority, (Single Family Housing), Series A, GNMA Insured†	NR/AAA	5.65	9/01/29	20,089
20,000	Nebraska Investment Finance Authority, (Single Family Housing ), Series D	NR/AAA	5.25	9/01/21	20,055

					65,047

	Nevada—2.0%
200,000	Henderson Local Improvement District No. T-18	NR/NR	5.30	9/01/35	160,288

	New Hampshire—2.3%
200,000	New Hampshire Health & Education Facilities Authority, (Catholic Medical Center)	Baa1/BBB+	5.00	7/01/36	181,170

See notes to financial statements.

78

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
	New Jersey—0.2%
$15,000	New Jersey State Housing & Mortgage Finance Authority, MBIA Insured†	Aaa/AAA	5.85%	4/01/29	$15,177

	New Mexico—0.3%
25,000	New Mexico Mortgage Finance Authority, (Single Family Mortgage), Series B-3, GNMA/FNMA/FHLMC Insured†	NR/AAA	5.15	9/01/28	25,877

	New York—2.8%
250,000	Seneca Nation Indians Capital Improvements Authority, Series A	NR/BB	5.00	12/01/23	222,698

	North Carolina—0.2%
15,000	North Carolina Housing Finance Agency, Series VV	Aa2/AA	5.25	3/01/17	15,614

	North Dakota—3.0%
250,000	Ward County, North Dakota	NR/BBB+	5.13	7/01/29	238,870

	Ohio—2.6%
200,000	Buckeye Tobacco Settlement Financing Authority, Series A-2	Baa3/BBB	6.50	6/01/47	205,366

	Oklahoma—0.8%
25,000	Oklahoma Housing Finance Agency, Series A-2, GNMA Insured†	Aaa/NR	5.35	3/01/27	25,761
35,000	Oklahoma State Student Loan Authority, Series A1, MBIA Insured†	Aaa/AAA	5.30	12/01/32	35,406

					61,167

	Oregon—0.3%
25,000	Oregon State Housing & Community Services Department, (Single Family Mortgage), Series H	Aa2/NR	5.65	7/01/28	25,165

See notes to financial statements.

79

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
	Pennsylvania—6.5%
$150,000	Monroe County, Pennsylvania, Hospital Authority, (Pocono Medical Center)	NR/BBB+	5.13%	1/01/37	$137,635
400,000	Pennsylvania Higher Educational Facilities Authority, (Philadelphia University)	Baa2/BBB	5.00	6/01/30	377,344

					514,979

	Puerto Rico—2.3%
200,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (Ana Mendez University)	NR/BBB-	5.00	3/01/36	181,504

	Rhode Island—0.2%
15,000	Rhode Island Housing & Mortgage Finance Corp., Series B-1B, FSA Insured†	Aaa/AAA	5.15	10/01/22	15,091

	South Carolina—2.1%
170,000	Tobacco Settlement Revenue Management Authority, Series B	Baa3/BBB	6.38	5/15/30	170,286

	Tennessee—5.9%
200,000	Johnson City Health & Educational Facilities Board, (Mountain States)	Baa1/BBB+	5.50	7/01/36	195,776
250,000	Sullivan County Health Educational & Housing Facilities Board	NR/BBB+	5.25	9/01/36	235,865
35,000	Tennessee Housing Development Agency	Aa2/AA	5.00	7/01/17	35,228

					466,869

	Texas—9.5%
225,000	Gulf Coast Waste Disposal Authority (International Paper), Series A	Baa3/BBB	6.10	8/01/24	228,753
200,000	Gulf Coast Waste Disposal Authority (Waste Management), Series A	NR/BBB	5.20	5/01/28	182,866

See notes to financial statements.

80

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		MOODY’S /S&P RATINGS*	INTEREST RATE	MATURITY DATE	VALUE
	MUNICIPAL BONDS (CONTINUED)
$350,000	Texas Municipal Gas Acquisition & Supply Corp., Series A	A1/A+	5.25%	12/15/23	$344,057

					755,676

	Utah—0.2%
15,000	Utah Housing Corp., (Single Family Mortgage), Series C-2, Class II, FHA Insured†	Aa2/AA	5.25	7/01/23	15,500

	Vermont—3.3%
300,000	Vermont Educational & Health Buildings Financing Agency, (Fletcher Allen Hospital), Series A	Baa1/BBB	4.75	12/01/36	266,409

	Virginia—0.2%
20,000	Virginia Housing Development Authority, Series B, MBIA Insured†	Aaa/AAA	5.60	3/01/25	20,299

	Washington—1.0%
40,000	Tobacco Settlement Authority of Washington	Baa3/BBB	6.63	6/01/32	40,806
35,000	Washington State Housing Finance Commission, Series 1A, GNMA/FNMA Insured†	Aaa/NR	5.25	12/01/18	35,514

					76,320

	Wisconsin—2.4%
200,000	Wisconsin Health & Educational Facilities Authority, Series A	NR/BBB+	5.38	2/15/34	191,470

	Total Municipal Bonds (Cost $8,466,758)				7,872,555

See notes to financial statements.

81

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Schedule of Investments (Continued)

December 31, 2007

NUMBER OF SHARES		INTEREST RATE		VALUE
	MONEY MARKET FUND—0.1%
7,722	BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares) (Cost $7,722)	2.90	%(a)	$7,722

	Total Investments (Cost $8,474,480)(b)—99.0%			7,880,277
	Other assets less liabilities—1.0%			78,452

	Net Assets—100.0%			$7,958,729

FGIC	Financial Guaranty Insurance Company.
FHA	Federal Housing Administration.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FSA	Financial Security Assurance.
GNMA	Government National Mortgage Association.
MBIA	Municipal Bond Investor Assurance.
NR	Not Rated.
*	Unaudited.
†	Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)	Represents annualized 7 day yield at December 31, 2007.
(b)	The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2007, net unrealized depreciation was $594,203 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $4,455 and aggregate gross unrealized depreciation of $598,658.

See notes to financial statements.

82

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES—36.9%
	Federal Home Loan Mortgage Corp.—21.4%
$1,552	Gold Pool #E20195 7.50%, 9/01/10	$1,594
190	Gold Pool #G10573 7.50%, 9/01/11	197
4,237	Gold Pool #E65603 7.00%, 10/01/11	4,381
7,739	Gold Pool #G10764 6.50%, 12/01/12	8,011
18,731	Gold Pool #E68391 7.00%, 12/01/12	19,488
12,851	Gold Pool #C90017 6.50%, 4/01/13	13,355
66,359	Gold Pool #E00635 6.50%, 3/01/14	68,748
32,742	Gold Pool #E00720 6.00%, 7/01/14	33,491
3,540	Pool #275438 7.50%, 8/01/16	3,743
18,194	Pool #170215 8.00%, 2/01/17	19,256
14,218	Gold Pool #C90188 7.00%, 10/01/17	14,947
2,253	Pool #555217 8.50%, 10/01/18	2,398
1	Gold Pool #B11591 5.00%, 1/01/19	1
54,210	Gold Pool #D93193 6.50%, 3/01/19	56,209
1,010,210	Gold Pool #G12088 4.50%, 5/01/19	993,364
54,262	Gold Pool #B15080 3.50%, 6/01/19	51,007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$1,157,687	Gold Pool #G12089 5.00%, 11/01/19	$1,160,540
448,801	Gold Pool #B19238 4.50%, 5/01/20	441,035
7,367	Gold Pool #C90349 8.00%, 7/01/20	7,891
198,212	Gold Pool #G12091 5.50%, 10/01/20	200,660
585,257	Gold Pool #G12394 5.00%, 5/01/21	585,832
1,197,978	Gold Pool #G18171 5.00%, 3/01/22	1,199,295
364,205	Gold Pool #C90562 6.00%, 7/01/22	371,814
41,484	Gold Pool #D51845 5.50%, 4/01/24	41,859
3,339	Gold Pool #C80166 7.50%, 4/01/24	3,574
33,369	Gold Pool #D54110 7.50%, 6/01/24	35,717
19,955	Gold Pool #G00331 7.00%, 12/01/24	20,974
11,459	Gold Pool #C00453 6.50%, 4/01/26	11,906
5,783	Gold Pool #D76456 7.50%, 12/01/26	6,193
3,789	Gold Pool #G00752 7.50%, 8/01/27	4,058
73,805	Gold Pool #C20273 6.00%, 6/01/28	75,471
4,148	Gold Pool #C00664 7.50%, 9/01/28	4,440

See notes to financial statements.

83

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$11,179	Gold Pool #C00658 6.50%, 10/01/28	$11,588
27,146	Gold Pool #C19286 6.00%, 12/01/28	27,742
6,171	Gold Pool #C20338 6.00%, 1/01/29	6,307
150,194	Gold Pool #G01169 5.50%, 1/01/30	150,673
13,068	Gold Pool #C01024 7.50%, 7/01/30	13,957
41,925	Gold Pool #C61574 5.50%, 12/01/31	41,954
80,439	Gold Pool #C62800 6.00%, 1/01/32	82,006
759,153	Gold Pool #C69955 6.50%, 8/01/32	784,836
292,915	Gold Pool #C70842 6.00%, 9/01/32	298,283
112,196	Pool # 789922 5.48%, 10/01/32	115,668
279,733	Gold Pool #C76042 6.00%, 1/01/33	284,859
51,792	Pool #1B0809 4.75%, 4/01/33	51,910
216,738	Gold Pool #G01564 6.00%, 4/01/33	220,958
266,609	Pool #847154 4.79%, 5/01/33 FRN	270,207
3,803,933	Gold Pool #A15088 5.50%, 10/01/33	3,802,844
53,438	Pool #781071 5.19%, 11/01/33 FRN	53,536

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$69,430	Pool #781681 4.71%, 6/01/34 FRN	$68,954
50,003	Gold Pool #781884 5.15%, 8/01/34 FRN	50,077
107,823	Gold Pool #G08006 6.00%, 8/01/34	109,598
71,691	Pool #1B2692 4.48%, 12/01/34 FRN	71,226
193,502	Pool #1L0125 5.02%, 12/01/34 FRN	193,078
290,955	Gold Pool #G01740 5.50%, 12/01/34	290,696
29,504	Pool #782548 4.98%, 6/01/35 FRN	29,667
2,288,052	Gold Pool #G08061 5.50%, 6/01/35	2,284,215
66,391	Gold Pool# G01919 4.00%, 9/01/35	61,252
41,687	Gold Pool #A47056 5.00%, 9/01/35	40,700
5,640,422	Gold Pool #A47040 5.00%, 9/01/35	5,506,930
192,843	Gold Pool #A37615 5.50%, 9/01/35	192,520
74,013	Gold Pool #G08088 6.50%, 10/01/35	76,172
57,888	Pool #972200 5.48%, 3/01/36 FRN	58,435
550,360	Gold Pool #G02109 6.00%, 3/01/36	558,990
67,591	Pool #1L1415 5.99%, 6/01/36 FRN	68,183

See notes to financial statements.

84

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$399,464	Pool #1B7484 5.69%, 8/01/37 FRN	$405,947

		21,745,417

	Federal National Mortgage Association—12.0%
8,504	Pool #303851 7.00%, 4/01/11	8,728
3,172	Pool #313895 6.50%, 12/01/12	3,284
4,386	Pool #50820 8.00%, 2/01/13	4,614
57,481	Pool #449294 5.50%, 2/01/14	58,305
63,254	Pool #190663 7.00%, 3/01/14	66,674
34,857	Pool #598032 6.00%, 8/01/14	35,418
182	Pool #527268 7.00%, 11/01/14	190
62,933	Pool #535633 5.50%, 12/01/14	63,806
39,691	Pool #535377 8.00%, 6/01/15	41,778
34,624	Pool #553721 8.50%, 9/01/15	38,332
500	Pool #350055 8.00%, 4/01/16	505
17,933	Pool #6222 9.00%, 4/01/16	18,505
7,021	Pool #408241 6.00%, 2/01/18	7,196

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$86,376	Pool #713562 5.00%, 4/01/18	$85,817
123,229	Pool #254802 4.50%, 7/01/18	121,248
242,232	Pool #254044 6.50%, 10/01/21	250,640
112,515	Pool #254232 6.50%, 3/01/22	116,391
20,146	Pool #50544 8.00%, 3/01/22	21,542
7,231	Pool #50774 7.00%, 8/01/23	7,622
10,853	Pool #406605 6.00%, 5/01/24	11,092
14,643	Pool #326556 6.50%, 10/01/25	15,212
54,302	Pool #335054 6.00%, 1/01/26	55,791
4,411	Pool #313275 7.50%, 4/01/26	4,721
29,311	Pool #545646 7.00%, 9/01/26	30,900
2,498	Pool #421027 7.50%, 11/01/26	2,670
16,270	Pool #251498 6.50%, 2/01/28	16,894
38,421	Pool #494507 5.00%, 11/01/28	37,784
16,218	Pool #252211 6.00%, 1/01/29	16,585
11,861	Pool #252333 6.00%, 1/01/29	12,188

See notes to financial statements.

85

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$8,393	Pool #323824 8.00%, 5/01/29	$9,001
1,693	Pool #253395 8.50%, 7/01/30	1,821
2,121	Pool #190312 6.50%, 4/01/31	2,193
3,162	Pool #589646 6.50%, 6/01/31	3,269
234,962	Pool #618250 6.00%, 1/01/32	239,658
106,344	Pool #661452 6.50%, 7/01/32	110,357
50,163	Pool #654260 4.92%, 11/01/32 FRN	50,732
117,124	Pool #703726 5.00%, 2/01/33	115,181
468,695	Pool #789291 4.50%, 5/01/33	447,954
54,287	Pool #705118 4.92%, 5/01/33 FRN	54,343
144,824	Pool #695403 5.00%, 6/01/33	142,221
179,240	Pool #720021 5.50%, 8/01/33	179,373
39,687	Pool #722777 4.00%, 9/01/33 FRN	39,353
99,271	Pool #746299 4.11%, 9/01/33 FRN	97,424
153,556	Pool #741897 5.00%, 10/01/33	150,056
67,821	Pool #756744 5.00%, 12/01/33	66,275

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$89,063	Pool #757503 5.50%, 2/01/34	$89,067
415,506	Pool #769807 5.50%, 3/01/34	415,814
588,066	Pool #725314 5.00%, 4/01/34	574,661
47,654	Pool #767342 5.10%, 8/01/34 FRN	48,112
411,709	Pool #725762 6.00%, 8/01/34	418,910
77,052	Pool #725866 4.50%, 9/01/34	72,960
254,459	Pool #725773 5.50%, 9/01/34	254,473
49,002	Pool #803594 4.80%, 10/01/34 FRN	48,979
304,550	Pool #255412 6.00%, 10/01/34	309,684
53,831	Pool #735171 5.07%, 1/01/35 FRN	53,096
1,442,820	Pool #735224 5.50%, 2/01/35	1,443,889
196,862	Pool #798084 6.00%, 2/01/35	200,180
174,351	Pool #827804 6.00%, 3/01/35	177,836
1,323,911	Pool #735503 6.00%, 4/01/35	1,347,067
162,700	Pool #828451 5.23%, 6/01/35 FRN	161,532
215,294	Pool #837926 4.86%, 8/01/35 FRN	214,830

See notes to financial statements.

86

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$32,491	Pool #841031 5.27%, 11/01/35 FRN	$32,277
80,695	Pool #848368 5.11%, 12/01/35 FRN	81,848
215,328	Pool #745275 5.00%, 2/01/36	210,219
142,289	Pool #903165 5.90%, 11/01/36 FRN	146,317
160,746	Pool #907896 5.85%, 12/01/36 FRN	165,906
28,730	Pool #922886 5.93%, 2/01/37 FRN	29,211
300,432	Pool #910181 5.70%, 3/01/37 FRN	306,440
1,000,000	Pool #937346 6.50%, 6/01/37	1,027,935
350,000	Pool #923384 7.00%, 6/01/37	364,086
1,224,010	Pool #940624 6.00%, 8/01/37	1,243,054

		12,302,026

	Government National Mortgage Association—3.5%
1,428	Pool #359959 6.50%, 12/15/08	1,438
53,892	Pool #421769 7.50%, 9/15/11	55,788
22,286	Pool #490725 6.00%, 10/15/13	22,842
11,574	Pool #469940 6.00%, 1/15/14	11,843

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$2,195	Pool #434573 7.50%, 10/15/14	$2,299
58,553	Pool #569502 5.00%, 1/15/17	58,703
24,497	Pool #569626 6.00%, 2/15/17	25,096
12,091	Pool #203737 8.00%, 2/15/17	12,973
220,479	Pool #591765 5.00%, 10/15/17	221,044
352,579	Pool #596648 5.00%, 10/15/17	353,483
72,218	Pool #604957 4.50%, 1/15/19	71,091
82,035	Pool #582985 4.50%, 6/15/19	80,755
396,903	Pool #649466 5.50%, 9/15/20	402,612
36,472	Pool #780021 7.50%, 12/15/23	38,899
2,033	Pool #2038 8.50%, 7/20/25	2,212
5,565	Pool #430097 8.25%, 10/15/26	6,009
6,155	Pool #780585 8.25%, 6/15/27	6,643
2,494	Pool #412334 7.00%, 10/15/27	2,648
3,414	Pool #2547 6.50%, 2/20/28	3,542
3,178	Pool #482878 7.00%, 12/15/28	3,372
77,063	Pool #780958 6.00%, 1/15/29	79,156

See notes to financial statements.

87

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	MORTGAGE-BACKED SECURITIES (CONTINUED)
$40,443	Pool #487634 6.50%, 8/15/29	$41,971
1,424	Pool #516531 8.00%, 5/15/30	1,542
9,742	Pool #471763 6.50%, 5/15/31	10,100
7,226	Pool #551101 6.00%, 11/15/31	7,415
303,239	Pool #622630 5.50%, 11/15/33	305,608
199,985	Pool #628058 5.50%, 12/15/33	201,547
59,583	Pool #3662 3.50%, 5/20/34	52,704
76,173	Pool #781830 5.00%, 11/15/34	75,083
337,491	Pool #640904 5.00%, 4/15/35	332,656
1,000,000	Pool #617858 6.00%, 12/15/37	1,023,942

		3,515,016

	Total Mortgage-Backed Securities (Cost $37,335,384)	37,562,459

	UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS—30.0%
	Federal Home Loan Mortgage Corp.—1.9%
625,000	5.13%, 7/15/12(a)	656,946
825,000	5.00%, 2/16/17	854,345
350,000	6.25%, 7/15/32	417,019

		1,928,310

PRINCIPAL AMOUNT		VALUE
	UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
	Federal National Mortgage Association—6.3%
$2,375,000	3.25%, 2/15/09	$2,357,732
100,000	7.25%, 1/15/10	107,175
1,025,000	3.88%, 2/15/10(a)	1,031,863
450,000	6.00%, 5/15/11	482,898
1,525,000	4.38%, 3/15/13	1,552,228
365,000	5.13%, 1/02/14	378,026
200,000	5.00%, 4/15/15(a)	209,828
300,000	6.25%, 5/15/29	352,096

		6,471,846

	Tennessee Valley Authority—0.2%
165,000	6.15%, 1/15/38	196,311

	United States Treasury Bonds—4.7%
1,975,000	4.63%, 2/15/17(a)	2,064,801
275,000	7.88%, 2/15/21(a)	369,875
660,000	7.63%, 2/15/25(a)	904,922
875,000	5.38%, 2/15/31(a)	985,811
425,000	4.50%, 2/15/36(a)	427,158

		4,752,567

	United States Treasury Notes—16.9%
3,325,000	4.75%, 11/15/08(a)	3,362,406
375,000	6.00%, 8/15/09(a)	392,139
5,325,000	5.75%, 8/15/10(a)	5,681,940
1,875,000	5.00%, 8/15/11(a)	1,986,328
300,000	3.63%, 5/15/13(a)	302,063
1,200,000	4.25%, 8/15/13	1,243,781
640,000	4.25%, 11/15/13(a)	663,550
300,000	4.00%, 2/15/15(a)	304,242
1,425,000	4.25%, 8/15/15(a)	1,462,629

See notes to financial statements.

88

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
$425,000	4.50%, 2/15/16(a)	$442,365
650,000	5.13%, 5/15/16(a)	703,524
600,000	4.75%, 8/15/17(a)	633,703

		17,178,670

	Total United States Government Agencies & Obligations (Cost $29,432,298)	30,527,704

	CORPORATE BONDS—18.7%
	Aerospace/Defense—0.4%
125,000	General Dynamics Corp. 4.25%, 5/15/13	122,603
75,000	Lockheed Martin Corp. Series B 6.15%, 9/01/36	77,570
125,000	Raytheon Co. 4.85%, 1/15/11	125,321
50,000	United Technologies Corp. 6.70%, 8/01/28	54,288

		379,782

	Auto Manufacturers—0.2%
225,000	Daimler Finance NA LLC 6.50%, 11/15/13	235,126

	Banks—2.0%
275,000	Bank of America Corp. 5.38%, 6/15/14	277,854
150,000	BB&T Corp. 4.90%, 6/30/17	138,501
75,000	Deutsche Bank AG London 6.00%, 9/01/17	77,773

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$250,000	European Investment Bank 5.13%, 5/30/17(a)	$260,812
200,000	Fifth Third Bank 4.20%, 2/23/10	198,252
125,000	HSBC Holdings, PLC (Great Britain) 6.50%, 9/15/37	121,154
200,000	Mercantile Bankshares Corp. Series B 4.65%, 4/15/13	197,565
175,000	Royal Bank of Scotland Group PLC (Great Britain) 5.00%, 10/01/14	171,261
75,000	UBS AG/ Stamford 5.88%, 7/15/16	76,550
225,000	U.S. Bank NA 4.95%, 10/30/14	219,403
200,000	Wachovia Corp. 5.25%, 8/01/14	195,547
125,000	Wells Fargo Bank NA 5.75%, 5/16/16	126,823

		2,061,495

	Beverages—0.3%
175,000	Coco-Cola Enterprises, Inc. 6.95%, 11/15/26	195,087
125,000	Diageo Finance BV (Netherlands) 5.30%, 10/28/15	123,548

		318,635

	Building Materials—0.1%
75,000	Masco Corp. 4.80%, 6/15/15	68,254

See notes to financial statements.

89

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Chemicals—0.2%
$100,000	EI Du Pont de Nemours & Co. 5.25%, 12/15/16	$98,387
100,000	Praxair, Inc. 6.38%, 4/01/12	107,099

		205,486

	Computers—0.3%
100,000	IBM Corp. 4.38%, 6/01/09(a)	100,915
225,000	IBM Corp. 7.00%, 10/30/25	252,041

		352,956

	Cosmetics/Personal Care—0.1%
125,000	Procter & Gamble Co. 4.95%, 8/15/14	126,669

	Diversified Financial Services—4.2%
45,000	AEP Texas Central Transition Funding LLC 5.31%, 7/01/21	43,053
100,000	Bear Stearns Cos., Inc. (The) 5.30%, 10/30/15	91,615
200,000	Capital One Bank 5.13%, 2/15/14	186,262
275,000	CIT Group Holdings, Inc. 5.40%, 1/30/16	242,056
325,000	Citigroup, Inc. 6.00%, 2/21/12	336,291
200,000	Citigroup, Inc. 6.13%, 11/21/17	205,439
75,000	Citigroup, Inc. 6.13%, 8/25/36	70,987

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$200,000	Countrywide Home Loans, Inc. 4.13%, 9/15/09	$146,704
200,000	Credit Suisse USA, Inc. 5.38%, 3/02/16	199,633
275,000	General Electric Capital Corp. 6.75%, 3/15/32	312,230
225,000	Goldman Sachs Group, Inc. 6.60%, 1/15/12	238,050
125,000	Goldman Sachs Group, Inc. 6.13%, 2/15/33	122,847
325,000	HSBC Finance Corp. 5.50%, 1/19/16	317,179
250,000	International Lease Finance Corp. 4.75%, 1/13/12	246,626
35,000	Jefferies Group, Inc. 6.45%, 6/08/27	32,515
250,000	JPMorgan Chase & Co. 5.15%, 10/01/15	241,123
250,000	Lehman Brothers Holdings, Inc. 6.63%, 1/18/12	259,650
165,000	Merrill Lynch & Co., Inc. Series B 3.70%, 4/21/08	163,808
275,000	Merrill Lynch & Co., Inc 6.05%, 8/15/12	280,279
65,000	Merrill Lynch & Co., Inc. 6.40%, 8/28/17	66,037
175,000	Morgan Stanley 5.75%, 10/18/16	172,684
100,000	SLM Corp. 5.00%, 10/01/13	87,651

See notes to financial statements.

90

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$225,000	Toyota Motor Credit Corp. 5.50%, 12/15/08	$224,470

		4,287,189

	Electric—1.6%
175,000	ConEdison Co., Inc. 5.30%, 3/01/35	157,333
225,000	Constellation Energy Group, Inc. 7.00%, 4/01/12	240,665
175,000	Dominion Resources, Inc. 5.15%, 7/15/15	169,336
75,000	Duke Energy Carolinas LLC 6.25%, 1/15/12	79,084
100,000	Exelon Corp. 4.90%, 6/15/15	94,132
135,000	FirstEnergy Corp. Series B 6.45%, 11/15/11	139,403
150,000	Florida Power & Light Co. 5.65%, 2/01/35	145,702
100,000	NiSource Finance Corp. 7.88%, 11/15/10	106,082
275,000	Ontario Electricity Financial Corp. (Canada) 6.10%, 1/30/08	275,521
100,000	Pacific Gas & Electric Co. 4.80%, 3/01/14	97,221
100,000	PacifiCorp 5.75%, 4/01/37	96,402

		1,600,881

	Food—0.5%
225,000	Kraft Foods, Inc. 6.25%, 6/01/12	233,740

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$100,000	Kroger Co. 7.50%, 4/01/31	$111,503
125,000	Safeway, Inc. 4.95%, 8/16/10	125,656

		470,899

	Healthcare—Services—0.1%
65,000	WellPoint, Inc. 5.88%, 6/15/17	65,442

	Insurance—1.3%
375,000	Aegon NV (Netherlands) 4.75%, 6/01/13	367,125
125,000	Allstate Corp. 5.00%, 8/15/14	122,213
85,000	American International Group, Inc. 6.25%, 3/15/37	76,026
75,000	Marsh & McLennan Cos., Inc. 5.88%, 8/01/33	65,335
225,000	MetLife, Inc. 5.00%, 11/24/13	224,840
250,000	Prudential Financial, Inc. Series B 5.10%, 9/20/14	246,775
250,000	Travelers Property Casualty Corp. 5.00%, 3/15/13	249,842

		1,352,156

	Machinery—Construction & Mining—0.1%
125,000	Caterpillar, Inc. 7.30%, 5/01/31	146,827

See notes to financial statements.

91

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Machinery—Diversified—0.2%
$150,000	Deere & Co. 6.95%, 4/25/14	$165,186

	Media—1.1%
300,000	Comcast Cable Communications LLC 7.13%, 6/15/13	320,719
275,000	Cox Communications, Inc. 7.13%, 10/01/12	293,280
100,000	News America Holdings, Inc. 7.75%, 12/01/45	108,456
250,000	Time Warner, Inc. 6.88%, 5/01/12	263,252
100,000	Walt Disney Co. (The) 6.38%, 3/01/12	106,175

		1,091,882

	Mining—0.4%
250,000	Alcoa, Inc. 6.00%, 1/15/12	259,481
175,000	BHP Billiton Finance USA Ltd. (Australia) 4.80%, 4/15/13	170,551

		430,032

	Miscellaneous Manufacturing—0.2%
175,000	Honeywell International, Inc. 6.125%, 11/01/11	183,221

	Oil & Gas—1.3%
125,000	Conoco, Inc. 6.95%, 4/15/29	142,762
125,000	Devon Financing Corp. 7.88%, 9/30/31	151,182

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$50,000	Hess Corp. 7.88%, 10/01/29	$59,181
175,000	Mobil Corp. 8.63%, 8/15/21	239,698
125,000	Nexen, Inc. (Canada) 5.88%, 3/10/35	117,776
95,000	Noble Energy, Inc. 8.00%, 4/01/27	110,390
150,000	Norsk Hydro ASA (Norway) 7.75%, 6/15/23	177,666
244,000	Pemex Project Funding Master Trust 7.88%, 2/01/09	250,813
100,000	Valero Energy Corp. 7.50%, 4/15/32	109,899

		1,359,367

	Pharmaceuticals—0.2%
80,000	Schering-Plough Corp. 6.75%, 12/01/33	86,809
150,000	Wyeth 5.50%, 2/01/14	152,350

		239,159

	Pipelines—0.4%
75,000	Kinder Morgan Energy Partners LP 6.95%, 1/15/38	78,712
60,000	ONEOK Partners LP 6.85%, 10/15/37	62,240
140,000	Texas Eastern Transmission LP 7.30%, 12/01/10	150,075
75,000	TransCanada Pipelines Ltd. 6.20%, 10/15/37	74,467

		365,494

See notes to financial statements.

92

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Real Estate—0.1%
$95,000	ERP Operating LP 5.38%, 8/01/16	$89,606

	Real Estate Investment Trust—0.2%
100,000	Realty Income Corp. 5.95%, 9/15/16	98,131
150,000	Simon Property Group LP 5.25%, 12/01/16	139,571

		237,702

	Retail—0.7%
100,000	CVS Caremark Corp. 5.75%, 6/01/17	100,644
100,000	Home Depot, Inc. 5.40%, 3/01/16	94,745
200,000	Macys Retail Holdings, Inc. 7.00%, 2/15/28	187,514
100,000	Target Corp. 5.88%, 3/01/12	103,525
75,000	Wal-Mart Stores, Inc. 4.13%, 2/15/11	74,487
200,000	Wal-Mart Stores, Inc. 5.25%, 9/01/35	177,403

		738,318

	Savings & Loans—0.1%
75,000	Washington Mutual Bank 5.13%, 1/15/15	63,526

	Telecommunications—2.0%
250,000	AT&T, Inc. 5.10%, 9/15/14	247,414
100,000	AT&T Wireless Services, Inc. 7.88%, 3/01/11	108,297

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
$100,000	BellSouth Corp. 6.55%, 6/15/34	$103,430
175,000	British Telecom PLC (Great Britain) 9.13%, 12/15/30(b)	231,634
215,000	Deutsche Telekom International Finance BV (Netherlands) 8.00%, 6/15/10(c)	229,532
100,000	GTE Corp. 6.94%, 4/15/28	107,115
250,000	Koninklijke KPN NV (Netherlands) 8.00%, 10/01/10	268,117
175,000	Sprint Capital Corp. 6.13%, 11/15/08	175,217
125,000	Sprint Capital Corp. 8.75%, 3/15/32	140,900
100,000	Telecom Italia Capital SA (Luxembourg) 5.25%, 10/01/15	97,425
75,000	Telefonica Emisiones SAU (Spain) 7.05%, 6/20/36	83,834
55,000	Vodafone Group PLC (Great Britain) 5.63%, 2/27/17	54,766
125,000	Vodafone Group PLC (Great Britain) 7.88%, 2/15/30	147,272

		1,994,953

See notes to financial statements.

93

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	CORPORATE BONDS (CONTINUED)
	Transportation—0.4%
$100,000	Burlington Northern Santa Fe Corp. 7.95%, 8/15/30	$118,381
150,000	Norfolk Southern Corp. 7.05%, 5/01/37	162,561
125,000	Union Pacific Corp. 6.63%, 2/01/29	127,387

		408,329

	Total Corporate Bonds (Cost $19,119,236)	19,038,572

	COMMERCIAL MORTGAGE-BACKED SECURITIES—6.0%
29,991	Asset Securitization Corp., Series 1995-D1, Class A2 7.59%, 7/11/27	31,125
230,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, Class A2 6.48%, 2/15/35	241,051
175,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-TOP6, Class A2 6.46%, 10/15/36	185,085
400,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T10, Class A2 4.74%, 3/13/40	396,374
350,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4 4.68%, 8/13/39(a)	345,553

PRINCIPAL AMOUNT		VALUE
	COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
$225,000	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3 5.72%, 3/15/49	$232,306
750,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4 5.23%, 7/15/44	747,812
85,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4 5.36%, 1/15/46	85,390
350,000	CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2 7.55%, 4/15/62	365,803
375,000	CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A4 6.53%, 6/15/34	394,191
449,292	DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B 7.18%, 11/10/33	473,314
400,000	GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3 6.27%, 12/10/35	421,180
150,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A2 5.12%, 7/15/41	150,687

See notes to financial statements.

94

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
$225,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B 5.45%, 5/15/45	$225,519
475,000	LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4 4.17%, 5/15/32	458,947
700,000	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6 4.79%, 10/15/29	692,187
375,000	Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.24%, 11/12/37	373,788
120,000	Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4 6.66%, 2/15/33	125,576
150,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3 5.68%, 10/15/48	153,352

	Total Commercial Mortgage-Backed Securities (Cost $6,130,451)	6,099,240

	FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS—1.7%
100,000	British Columbia Province of Canada (Canada) 5.38%, 10/29/08	101,322

PRINCIPAL AMOUNT		VALUE
	FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
$625,000	Mexico Government International Bond (Mexico) 5.63%, 1/15/17	$633,437
175,000	Province of Quebec (Canada) 5.75%, 2/15/09	178,171
125,000	Province of Quebec (Canada) 5.13%, 11/14/16(a)	129,228
275,000	Republic of Chile (Chile) 5.50%, 1/15/13	286,858
125,000	Republic of Hungary (Hungary) 4.75%, 2/03/15	125,264
50,000	Republic of Italy (Italy) 4.50%, 1/21/15(a)	49,897
200,000	Republic of Korea (South Korea) 4.88%, 9/22/14	200,850

	Total Foreign Government Agencies & Obligations (Cost $1,676,889)	1,705,027

	ASSET-BACKED SECURITIES—1.0%
	Automotive—0.1%
90,000	Chase Manhattan Auto Owner Trust, Series 2006-A, Class A4 5.36%, 1/15/13	91,071

See notes to financial statements.

95

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Schedule of Investments (Continued)

December 31, 2007

PRINCIPAL AMOUNT		VALUE
	ASSET-BACKED SECURITIES (CONTINUED)
	Diversified Financial Services—0.9%
$875,000	MBNA Master Credit Card Trust, Series 1999-J, Class A 7.00%, 2/15/12	$916,220

	Total Asset-Backed Securities (Cost $1,030,117)	1,007,291

	MUNICIPAL BOND—0.2%
	General Obligations—0.2%
205,000	Illinois State 5.10%, 6/01/33 (Cost $198,130)	199,114

	TRUST PREFERRED BONDS—0.1%
	Banks—0.1%
125,000	Bank of America Corp. Capital Trust XI 6.63%, 5/23/36	121,611

	Diversified Financial Services—0.0%(d)
50,000	JPMorgan Chase Capital XX Series T 6.55%, 9/29/36	45,114

	Total Trust Preferred Bonds (Cost $174,207)	166,725

NUMBER OF SHARES
	MONEY MARKET FUND—5.1%
5,153,534	BNY Hamilton Money Fund (Institutional Shares), 4.95%(e) (Cost $5,153,534)	5,153,534

NUMBER OF SHARES		VALUE
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED—24.7%
	MONEY MARKET FUND—24.7%
25,089,663	BNY Institutional Cash Reserve Fund, 5.02%(f) (Cost $25,089,663)(g)	$25,089,663

	Total Investments (Cost $125,339,910)(h)— 124.4%	126,549,329
	Liabilities in excess of other assets—(24.4%)	(24,840,009)

	Net Assets—100.0%	$101,709,320

FRN	Floating Rate Note. Coupon shown was in effect at December 31, 2007. Date represents ultimate maturity date.
(a)	Security, or a portion thereof, was on loan at December 31, 2007.
(b)	The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody’s or Standard & Poor’s, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/A-.
(c)	The coupon on this security along with its rating. If its rating falls below single A by either Moody’s Standard & Poor’s, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(d)	Less than one tenth of a percent.
(e)	Represents annualized 7 day yield at December 31, 2007.
(f)	Interest rate shown reflects the yield as of December 31, 2007.
(g)	At December 31, 2007, the total market value of the Fund’s securities on loan was $24,701,404 and the total value of the collateral held by the Fund was $25,089,663.
(h)	The cost for Federal income tax purposes is $125,974,582. At December 31, 2007, net unrealized appreciation was $574,747 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,557,343 and aggregate gross unrealized depreciation of $982,596.

See notes to financial statements.

96

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BNY HAMILTON FUNDS

Statements of Assets and Liabilities

December 31, 2007

	CORE BOND FUND	HIGH YIELD FUND	INTERMEDIATE GOVERNMENT FUND
ASSETS:

Non-affiliated investments at cost	$341,206,782	$182,479,590	$108,586,685
Affiliated investments at cost	55,815,742	26,454,956	1,284,022

Non-affiliated investments at market value	339,241,652	178,508,164	110,432,791
Affiliated investments at market value, (including securities on loan) (Note 4)	55,815,742	26,454,956	1,284,022
Cash	—	68,275	—
Foreign Cash	11,634	—	—
Receivables:
Interest	2,636,643	3,434,539	1,081,874
Capital stock sold	255,048	4,571	44,953
Investments sold	141,129	—	23,998
Interest on securities lending	33,747	18,402	—
Other assets	13,122	10,240	10,969

Total Assets	398,148,717	208,499,147	112,878,607

LIABILITIES:
Payables:
Collateral for securities on loan (Note 4)	54,333,907	17,474,266	—
Dividends	358,521	314,968	104,689
Services provided by The Bank of New York	174,394	49,878	48,423
Capital stock repurchased	89,198	658,612	8,509
Accrued expenses and other liabilities	83,067	139,753	52,453

Total Liabilities	55,039,087	18,637,477	214,074

NET ASSETS:	$343,109,630	$189,861,670	$112,664,533

SOURCES OF NET ASSETS:
Capital stock @ par	$34,405	$20,247	$11,273
Paid-in capital	356,322,994	205,259,030	113,598,738
Undistributed net investment loss	(669,779)	(762,413)	(549,901)
Accumulated net realized loss on investments	(10,612,549)	(10,683,768)	(2,241,683)
Net unrealized appreciation/depreciation on investments	(1,965,441)	(3,971,426)	1,846,106

Net Assets:	$343,109,630	$189,861,670	$112,664,533

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities (Continued)

December 31, 2007

	CORE BOND FUND	HIGH YIELD FUND	INTERMEDIATE GOVERNMENT FUND
CLASS A SHARES:
Net assets	$1,503,907	$790,702	$6,014,367

Shares outstanding	150,717	84,383	602,348

Net asset value, offering price and repurchase price per share	$9.98	$9.37	$9.98
Maximum sales charge—4.25% of public offering price	0.44	0.42	0.44

Maximum offering price	$10.42	$9.79	$10.42

INSTITUTIONAL SHARES:
Net assets	$341,605,723	$189,070,968	$106,650,166

Shares outstanding	34,254,476	20,162,404	10,671,082

Net asset value, offering price and repurchase price per share	$9.97	$9.38	$9.99

Class A Shares authorized @ $0.001 par value	200,000,000	200,000,000	200,000,000
Institutional Shares authorized @ $0.001 par value	200,000,000	200,000,000	200,000,000

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities (Continued)

December 31, 2007

	INTERMEDIATE NEW YORK TAX-EXEMPT FUND	INTERMEDIATE TAX-EXEMPT FUND	MUNICIPAL ENHANCED YIELD FUND	U.S. BOND MARKET INDEX FUND
ASSETS:

Non-affiliated investments at cost	$107,494,321	$201,898,138	$8,466,758	$95,096,713
Affiliated investments at cost	4,638,937	2,467,426	7,722	30,243,197

Non-affiliated investments at market value	110,139,320	205,516,498	7,872,555	96,306,132
Affiliated investments at market value, (including securities on loan) (Note 4)	4,638,937	2,467,426	7,722	30,243,197
Cash	—	—	4,708	—
Receivables:
Interest	1,402,053	2,879,590	108,461	1,014,104
Capital stock sold	26,500	—	—	250,711
Interest on securities lending	—	—	—	19,280
Investments sold	—	—	—	876,126
Due from Advisor	—	—	8,927	—
Other assets	10,615	17,460	4,802	10,176

Total Assets	116,217,425	210,880,974	8,007,175	128,719,726

LIABILITIES:
Payables:
Capital stock repurchased	948,239	5,909	—	7
Dividends	87,268	163,461	8,086	113,370
Services provided by The Bank of New York	42,424	111,011	1,874	12,963
Collateral for securities on loan (Note 4)	—	—	—	25,089,663
Investments purchased	—	—	—	1,739,261
Accrued expenses and other liabilities	51,681	54,617	38,486	55,142

Total Liabilities	1,129,612	334,998	48,446	27,010,406

NET ASSETS:	$115,087,813	$210,545,976	$7,958,729	$101,709,320

SOURCES OF NET ASSETS:
Capital stock @ par	$10,646	$21,310	$849	$9,776
Paid-in capital	112,369,809	206,991,979	8,584,965	103,466,760
Undistributed net investment income (loss)	63	610	—	(487,615)
Accumulated net realized gain (loss) on investments	62,296	(86,283)	(32,882)	(2,489,020)
Net unrealized appreciation/depreciation on investments	2,644,999	3,618,360	(594,203)	1,209,419

Net Assets:	$115,087,813	$210,545,976	$7,958,729	$101,709,320

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Assets and Liabilities (Continued)

December 31, 2007

	INTERMEDIATE NEW YORK TAX-EXEMPT FUND	INTERMEDIATE TAX-EXEMPT FUND	MUNICIPAL ENHANCED YIELD FUND	U.S. BOND MARKET INDEX FUND
CLASS A & INVESTOR SHARES:
Net assets	$17,152,454	$592,687	$—	$122,525

Shares outstanding	1,585,699	59,914	—	11,782

Net asset value, offering price and repurchase price per share	$10.82	$9.89	$—	$10.40
Maximum sales charge—4.25% of public offering price	0.48	0.44	—	—

Maximum offering price	$11.30	$10.33	$—	$—

INSTITUTIONAL SHARES:
Net assets	$97,935,359	$209,953,289	$7,958,729	$101,586,795

Shares outstanding	9,060,706	21,250,478	849,096	9,764,557

Net asset value, offering price and repurchase price per share	$10.81	$9.88	$9.37	$10.40

Class A & Investor Shares authorized @ $0.001 par value	200,000,000	200,000,000	—	200,000,000
Institutional Shares authorized @ $0.001 par value	200,000,000	200,000,000	200,000,000	200,000,000

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Operations

For the year ended December 31, 2007

	CORE BOND FUND	HIGH YIELD FUND
INVESTMENT INCOME:
Interest	$18,496,855	$15,572,515
Interest from affiliated fund	330,142	306,123
Securities lending income (Note 4)	168,278	125,668

Total Income	18,995,275	16,004,306

EXPENSES:
Advisory	1,771,314	1,140,781
Administration	354,263	208,156
Custodian	113,873	32,235
Transfer agent	90,941	105,729
Pricing	37,526	32,920
Reports to shareholders	34,968	26,729
Securities lending	33,048	18,616
Registration and filings	27,926	26,479
Legal	22,805	17,012
Directors	22,795	22,685
Audit	14,947	14,682
Insurance	9,574	5,105
12b-1 fee—Class A Shares	4,158	1,739
Cash management	2,677	2,283
Other	12,284	17,577

Total Expenses	2,553,099	1,672,728
Fees waived by The Bank of New York (Note 3)	(106,356)	—
Earnings credit adjustment (Note 3)	—	(10,649)

Net Expenses	2,446,743	1,662,079

Net Investment Income	16,548,532	14,342,227

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investment	(2,080,620)	(1,985,548)
Foreign currency transactions	247,327	—
Swaps	(6,484)	—
Futures	(24,987)	—

Net decrease in realized loss on investments, foreign currency transactions, swaps, and futures	(1,864,764)	(1,985,548)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	4,476,872	(7,195,056)
Foreign currency transactions	(148,021)	—
Futures	(3,087)	—

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency transactions and futures	4,325,764	(7,195,056)

Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures	2,461,000	(9,180,604)

Net increase in net assets resulting from operations	$19,009,532	$5,161,623

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Operations (Continued)

For the year ended December 31, 2007

	INTERMEDIATE GOVERNMENT FUND	INTERMEDIATE NEW YORK TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest	$5,172,927	$4,699,432
Interest from affiliated fund	356,839	34,033

Total Income	5,529,766	4,733,465

EXPENSES:
Advisory	557,650	569,695
Administration	111,531	113,940
Transfer agent	43,057	41,993
Registration and filings	28,610	28,662
Custodian	27,759	13,450
Pricing	25,688	15,165
Directors	22,788	22,601
12b-1 fee—Class A Shares	15,007	43,685
Audit	13,453	13,445
Reports to shareholders	10,797	10,693
Legal	6,583	7,645
Insurance	2,957	2,894
Cash management	1,268	1,218
Securities lending	—	—
Other	11,982	12,685

Total Expenses	879,130	897,771
Fees waived by The Bank of New York (Note 3)	(139,025)	(181,838)
Earnings credit adjustment (Note 3)	(146)	—

Net Expenses	739,959	715,933

Net Investment Income	4,789,807	4,017,532

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	875,278	203,025

Net increase in unrealized appreciation/depreciation on investments	1,780,688	514,471

Net realized and unrealized gain on investments	2,655,966	717,496

Net increase in net assets resulting from operations	$7,445,773	$4,735,028

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Operations (Continued)

For the year ended December 31, 2007

	INTERMEDIATE TAX-EXEMPT FUND	MUNICIPAL ENHANCED YIELD FUND	U.S. BOND MARKET INDEX FUND
INVESTMENT INCOME:
Interest	$8,663,921	$386,273	$4,690,999
Interest from affiliated fund	53,018	10,056	116,246
Securities lending income (Note 4)	—	—	117,115

Total Income	8,716,939	396,329	4,924,360

EXPENSES:
Advisory	1,061,703	39,844	187,232
Administration	212,342	7,969	93,616
Transfer agent	43,563	11,221	34,883
Registration and filings	27,982	25,374	23,916
Directors	22,918	22,745	22,877
Custodian	20,909	4,538	24,929
Reports to shareholders	16,750	2,141	8,968
Legal	14,344	2,007	6,644
Pricing	14,310	8,276	35,653
Audit	13,633	12,353	14,413
Insurance	5,781	141	2,126
12b-1 fee—Class A and Investor Shares	2,110	—	655
Cash management	1,350	—	737
Securities lending	—	—	21,610
Other	7,950	3,493	10,972

Total Expenses	1,465,645	140,102	489,231
Fees waived by The Bank of New York (Note 3)	—	(77,102)	(161,720)
Earnings credit adjustment (Note 3)	(16)	—	—

Net Expenses	1,465,629	63,000	327,511

Net Investment Income	7,251,310	333,329	4,596,849

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(86,283)	15,342	39,922

Net increase (decrease) in unrealized appreciation/depreciation on investments	891,838	(761,694)	1,748,380

Net realized and unrealized gain (loss) on investments	805,555	(746,352)	1,788,302

Net increase (decrease) in net assets resulting from operations	$8,056,865	$(413,023)	$6,385,151

See notes to financial statements.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BNY HAMILTON FUNDS

Statements of Changes in Net Assets

	CORE BOND FUND		HIGH YIELD FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$16,548,532	$16,529,366	$14,342,227	$12,019,900
Net realized loss on investments, foreign currency transactions, swaps and futures	(1,864,764)	(2,801,938)	(1,985,548)	(2,470,783)
Increase (decease) in unrealized appreciation/depreciation on investments, foreign currency transactions and futures	4,325,764	310,248	(7,195,056)	3,259,094

Net increase in net assets resulting from operations	19,009,532	14,037,676	5,161,623	12,808,211

DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income: Class A Shares	(75,362)	(134,631)	(48,823)	(62,159)
Institutional Shares	(16,908,215)	(17,125,532)	(15,032,816)	(13,366,006)

	(16,983,577)	(17,260,163)	(15,081,639)	(13,428,165)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	90,267	437,650	314,080	106,546
Institutional Shares	29,008,080	39,909,100	38,591,757	69,998,291
Proceeds from shares issued on reinvestment of dividends: Class A Shares	70,651	108,759	20,738	22,619
Institutional Shares	3,133,767	3,200,939	1,880,635	1,748,469
Value of capital stock repurchased: Class A Shares	(1,137,991)	(1,493,048)	(167,086)	(789,986)
Institutional Shares	(52,783,221)	(84,173,221)	(42,412,459)	(53,450,463)

Net increase (decrease) in net assets resulting from capital stock transactions	(21,618,447)	(42,009,821)	(1,772,335)	17,635,476

Increase (decrease) in Net Assets	(19,592,492)	(45,232,308)	(11,692,351)	17,015,522
NET ASSETS:
Beginning of year	362,702,122	407,934,430	201,554,021	184,538,499

End of year	$343,109,630	$362,702,122	$189,861,670	$201,554,021

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	9,199	44,307	33,226	11,166
Institutional Shares	2,934,340	4,062,816	3,933,354	7,201,524
Shares issued on reinvestment of dividends: Class A Shares	7,147	11,041	2,138	2,332
Institutional Shares	317,550	324,937	194,302	180,150
Shares repurchased: Class A Shares	(114,631)	(151,797)	(17,108)	(82,499)
Institutional Shares	(5,352,418)	(8,550,548)	(4,432,782)	(5,498,239)

Net increase (decrease)	(2,198,813)	(4,259,244)	(286,870)	1,814,434
Shares outstanding, beginning of year	36,604,006	40,863,250	20,533,657	18,719,223

Shares outstanding, end of year	34,405,193	36,604,006	20,246,787	20,533,657

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	INTERMEDIATE GOVERNMENT FUND		INTERMEDIATE NEW YORK TAX-EXEMPT FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$4,789,807	$4,967,099	$4,017,532	$3,870,866
Net realized gain (loss) on investments	875,278	153,893	203,025	(2,812)
Increase (decease) in unrealized appreciation/depreciation on investments	1,780,688	(1,092,807)	514,471	73,663

Net increase in net assets resulting from operations	7,445,773	4,028,185	4,735,028	3,941,717

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income: Class A Shares	(271,390)	(320,336)	(578,931)	(604,473)
Class C Shares	—	—	—	(252)
Institutional Shares	(5,036,821)	(5,310,448)	(3,438,535)	(3,266,122)
Distributions from capital gains: Class A Shares	—	—	(20,561)	(5,201)
Class C Shares	—	—	—	(3)
Institutional Shares	—	—	(117,454)	(26,636)

	(5,308,211)	(5,630,784)	(4,155,481)	(3,902,687)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	97,266	429,405	383,375	567,371
Class C Shares	—	—	—	52
Institutional Shares	20,252,610	18,186,487	16,821,126	10,849,490
Proceeds from shares issued on reinvestment of dividends and distributions: Class A Shares	243,918	288,069	463,142	464,715
Class C Shares	—	—	8	255
Institutional Shares	2,409,418	2,640,749	563,588	406,237
Value of capital stock repurchased: Class A Shares	(760,998)	(1,471,932)	(1,912,848)	(3,062,141)
Class C Shares	—	—	(10,447)	(43)
Institutional Shares	(21,719,917)	(29,835,643)	(14,729,741)	(11,669,321)

Net increase (decrease) in net assets resulting from capital stock transactions	522,297	(9,762,865)	1,578,203	(2,443,385)

Increase (decrease) in Net Assets	2,659,859	(11,365,464)	2,157,750	(2,404,355)
NET ASSETS:
Beginning of year	110,004,674	121,370,138	112,930,063	115,334,418

End of year(a)	$112,664,533	$110,004,674	$115,087,813	$112,930,063

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	9,889	43,719	35,671	53,096
Class C Shares	—	—	—	10
Institutional Shares	2,064,135	1,855,641	1,569,026	1,015,058
Shares issued on reinvestment of dividends and distributions: Class A Shares	24,871	29,448	43,233	43,406
Class C Shares	—	—	1	23
Institutional Shares	245,431	269,765	52,613	37,992
Shares repurchased: Class A Shares	(77,375)	(149,595)	(178,919)	(286,563)
Class C Shares	—	—	(970)	(10)
Institutional Shares	(2,212,165)	(3,045,601)	(1,380,442)	(1,092,327)

Net increase (decrease)	54,786	(996,623)	140,213	(229,315)
Shares outstanding, beginning of year	11,218,644	12,215,267	10,506,192	10,735,507

Shares outstanding, end of year	11,273,430	11,218,644	10,646,405	10,506,192

(a) Includes undistributed net investment income as of year end	$—	$—	$63	$96

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	INTERMEDIATE TAX-EXEMPT FUND		MUNICIPAL ENHANCED YIELD FUND
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006
OPERATIONS:
Net investment income	$7,251,310	$7,691,779	$333,329	$198,754
Net realized gain (loss) on investments	(86,283)	439,766	15,342	(3,991)
Increase (decease) in unrealized appreciation/depreciation on investments	891,838	(356,383)	(761,694)	167,491

Net increase (decrease) in net assets resulting from operations	8,056,865	7,775,162	(413,023)	362,254

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income: Class A Shares	(26,544)	(48,720)	—	—
Institutional Shares	(7,224,779)	(7,640,353)	(333,329)	(198,754)
Distributions from capital gains: Class A Shares	(750)	(2,433)	—	—
Institutional Shares	(271,269)	(371,063)	(44,235)	—

	(7,523,342)	(8,062,569)	(377,564)	(198,754)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Class A Shares	76,402	440,521	—	—
Institutional Shares	13,422,416	12,395,839	4,778,840	7,088,247
Proceeds from shares issued on reinvestment of dividends and distributions: Class A Shares	10,009	12,065	—	—
Institutional Shares	466,760	626,964	264,855	135,562
Value of capital stock repurchased: Class A Shares	(897,410)	(711,422)	—	—
Institutional Shares	(20,663,642)	(43,798,126)	(3,651,131)	(30,557)

Net increase (decrease) in net assets resulting from capital stock transactions	(7,585,465)	(31,034,159)	1,392,564	7,193,252

Increase (decrease) in Net Assets	(7,051,942)	(31,321,566)	601,977	7,356,752
NET ASSETS:
Beginning of year	217,597,918	248,919,484	7,356,752	—

End of year(a)	$210,545,976	$217,597,918	$7,958,729	$7,356,752

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Class A Shares	7,771	44,524	—	—
Institutional Shares	1,367,872	1,260,988	469,648	701,827
Shares issued on reinvestment of dividends and distributions: Class A Shares	1,022	1,225	—	—
Institutional Shares	47,912	63,921	26,924	13,359
Shares repurchased: Class A Shares	(91,115)	(72,266)	—	—
Institutional Shares	(2,108,877)	(4,461,848)	(359,715)	(2,947)

Net increase (decrease)	(775,415)	(3,163,456)	136,857	712,239
Shares outstanding, beginning of year	22,085,807	25,249,263	712,239	—

Shares outstanding, end of year	21,310,392	22,085,807	849,096	712,239

(a) Includes undistributed net investment income as of year end	$610	$624	$—	$—

See notes to financial statements.

BNY HAMILTON FUNDS

Statements of Changes in Net Assets (Continued)

	U.S. BOND MARKET INDEX FUND
	YEAR ENDED DECEMBER 31,
	2007	2006
OPERATIONS:
Net investment income	$4,596,849	$3,994,462
Net realized gain (loss) on investments	39,922	(677,172)
Increase (decease) in unrealized appreciation/depreciation on investments	1,748,380	(71,733)

Net increase in net assets resulting from operations	6,385,151	3,245,557

DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income: Investor Shares	(13,087)	(10,554)
Institutional Shares	(4,903,827)	(4,370,736)

	(4,916,914)	(4,381,290)

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold: Investor Shares	132,836	41,464
Institutional Shares	32,065,974	18,763,358
Proceeds from shares issued on reinvestment of dividends: Investor Shares	13,257	10,517
Institutional Shares	2,401,819	2,283,894
Value of capital stock repurchased: Investor Shares	(255,446)	(22,032)
Institutional Shares	(20,218,489)	(24,445,002)

Net increase (decrease) in net assets resulting from capital stock transactions	14,139,951	(3,367,801)

Increase (decrease) in Net Assets	15,608,188	(4,503,534)
NET ASSETS:
Beginning of year	86,101,132	90,604,666

End of year	$101,709,320	$86,101,132

CHANGES IN CAPITAL STOCK OUTSTANDING:
Shares sold: Investor Shares	12,911	4,032
Institutional Shares	3,133,592	1,836,480
Shares issued on reinvestment of dividends: Investor Shares	1,298	1,031
Institutional Shares	234,508	223,650
Shares repurchased: Investor Shares	(24,853)	(2,192)
Institutional Shares	(1,971,493)	(2,401,594)

Net increase (decrease)	1,385,963	(338,593)
Shares outstanding, beginning of year	8,390,376	8,728,969

Shares outstanding, end of year	9,776,339	8,390,376

See notes to financial statements.

BNY HAMILTON CORE BOND FUND

Financial Highlights

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF PERIOD
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$9.91	$0.44	$0.08	$(0.45)	$—	$9.98
For the year ended December 31, 2006	9.99	0.41	(0.06)	(0.43)	—	9.91
For the year ended December 31, 2005	10.26	0.36	(0.23)	(0.40)	—	9.99
For the year ended December 31, 2004	10.30	0.34	0.03	(0.39)	(0.02)	10.26
For the year ended December 31, 2003	10.51	0.35	(0.01)	(0.43)	(0.12)	10.30

Class C Shares
For the period ended January 23, 2005*** (Unaudited)	10.26	0.01	0.04	(0.03)	—	10.28
For the period October 13, 2004* through December 31, 2004	10.29	0.05	(0.02)	(0.06)	—	10.26

Institutional Shares
For the year ended December 31, 2007	9.91	0.46	0.08	(0.48)	—	9.97
For the year ended December 31, 2006	9.98	0.43	(0.05)	(0.45)	—	9.91
For the year ended December 31, 2005	10.25	0.39	(0.23)	(0.43)	—	9.98
For the year ended December 31, 2004	10.29	0.37	0.03	(0.42)	(0.02)	10.25
For the year ended December 31, 2003	10.51	0.37	(0.02)	(0.45)	(0.12)	10.29

*	Commencement of investment operations.
**	Annualized.
***	On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

BNY HAMILTON CORE BOND FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF PERIOD (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME NET OF WAIVER FROM THE BANK OF NEW YORK	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	5.38%	$1,504	0.94%	0.97%	4.42%	119%
For the year ended December 31, 2006	3.57%	2,469	0.94%	0.94%	4.12%	108%
For the year ended December 31, 2005	1.32%	3,451	0.93%	0.93%	3.59%	94%
For the year ended December 31, 2004	3.65%	4,696	0.99%	0.99%	3.32%	72%
For the year ended December 31, 2003	3.29%	7,733	1.04%	1.04%	3.32%	110%

Class C Shares
For the period ended January 23, 2005*** (Unaudited)	0.36%	29	1.69%**	1.69%**	2.11%**	31%
For the period October 13, 2004* through December 31, 2004	0.31%	109	1.69%**	1.70%**	2.69%**	72%

Institutional Shares
For the year ended December 31, 2007	5.54%	341,606	0.69%	0.72%	4.67%	119%
For the year ended December 31, 2006	3.93%	360,233	0.69%	0.69%	4.37%	108%
For the year ended December 31, 2005	1.57%	404,483	0.68%	0.68%	3.85%	94%
For the year ended December 31, 2004	3.91%	460,684	0.73%	0.73%	3.58%	72%
For the year ended December 31, 2003	3.43%	462,005	0.79%	0.79%	3.57%	110%

See notes to financial statements.

BNY HAMILTON HIGH YIELD FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS		NET ASSET VALUE, END OF PERIOD
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$9.81	$0.63	$(0.39)	$(0.68)	$—		$9.37
For the year ended December 31, 2006	9.86	0.57	0.02	(0.64)	—		9.81
For the year ended December 31, 2005	10.35	0.54	(0.36)	(0.64)	(0.03)		9.86
For the year ended December 31, 2004	10.23	0.56	0.21	(0.65)	—	(1)	10.35
For the period May 1, 2003* through December 31, 2003	10.00	0.33	0.27	(0.37)	—		10.23

Class C Shares
For the period ended June 14, 2005*** (Unaudited)	10.36	0.22	(0.27)	(0.27)	—		10.04
For the period July 27, 2004* through December 31, 2004	10.08	0.21	0.30	(0.23)	—	(1)	10.36

Institutional Shares
For the year ended December 31, 2007	9.82	0.67	(0.41)	(0.70)	—		9.38
For the year ended December 31, 2006	9.86	0.60	0.03	(0.67)	—		9.82
For the year ended December 31, 2005	10.35	0.57	(0.37)	(0.66)	(0.03)		9.86
For the year ended December 31, 2004	10.23	0.59	0.20	(0.67)	—	(1)	10.35
For the period May 1, 2003* through December 31, 2003	10.00	0.36	0.25	(0.38)	—		10.23

*	Commencement of investment operations.
**	Annualized.
***	On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

BNY HAMILTON HIGH YIELD FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF PERIOD (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME NET OF WAIVER FROM THE BANK OF NEW YORK	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	2.44%	$791	1.05%	1.05%	6.66%	99%
For the year ended December 31, 2006	6.29%	649	1.04%	1.04%	5.83%	101%
For the year ended December 31, 2005	1.82%	1,332	1.06%	1.06%	5.45%	88%
For the year ended December 31, 2004	7.80%	1,115	1.14%	1.23%	5.49%	72%
For the period May 1, 2003* through December 31, 2003	6.30%	1,465	1.14%**	1.49%**	5.60%**	42%

Class C Shares
For the period ended June 14, 2005*** (Unaudited)	(0.58)%	38	1.82%**	1.82%**	4.68%**	37%
For the period July 27, 2004* through December 31, 2004	5.48%	38	1.89%**	1.90%**	4.72%**	72%

Institutional Shares
For the year ended December 31, 2007	2.70%	189,071	0.80%	0.80%	6.89%	99%
For the year ended December 31, 2006	6.67%	200,905	0.80%	0.80%	6.17%	101%
For the year ended December 31, 2005	2.08%	183,206	0.81%	0.81%	5.70%	88%
For the year ended December 31, 2004	8.08%	166,587	0.89%	0.96%	5.75%	72%
For the period May 1, 2003* through December 31, 2003	6.47%	102,701	0.89%**	1.22%**	5.69%**	42%

See notes to financial statements.

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$9.80	$0.40	$0.23	$(0.45)	$9.98
For the year ended December 31, 2006	9.93	0.39	(0.07)	(0.45)	9.80
For the year ended December 31, 2005	10.14	0.36	(0.14)	(0.43)	9.93
For the year ended December 31, 2004	10.27	0.35	(0.06)	(0.42)	10.14
For the year ended December 31, 2003	10.51	0.33	(0.17)	(0.40)	10.27

Institutional Shares
For the year ended December 31, 2007	9.81	0.42	0.23	(0.47)	9.99
For the year ended December 31, 2006	9.94	0.42	(0.08)	(0.47)	9.81
For the year ended December 31, 2005	10.15	0.39	(0.14)	(0.46)	9.94
For the year ended December 31, 2004	10.28	0.37	(0.05)	(0.45)	10.15
For the year ended December 31, 2003	10.51	0.35	(0.16)	(0.42)	10.28

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	6.53%	$6,015	0.90%	1.02%	4.06%	57%
For the year ended December 31, 2006	3.32%	6,319	0.90%	1.03%	4.02%	21%
For the year ended December 31, 2005	2.25%	7,161	0.90%	1.03%	3.62%	29%
For the year ended December 31, 2004	2.92%	10,505	0.98%	1.11%	3.39%	8%
For the year ended December 31, 2003	1.50%	14,896	1.04%	1.14%	3.13%	87%

Institutional Shares
For the year ended December 31, 2007	6.80%	106,650	0.65%	0.77%	4.31%	57%
For the year ended December 31, 2006	3.58%	103,686	0.65%	0.78%	4.27%	21%
For the year ended December 31, 2005	2.51%	114,209	0.65%	0.78%	3.88%	29%
For the year ended December 31, 2004	3.18%	111,963	0.72%	0.86%	3.65%	8%
For the year ended December 31, 2003	1.86%	112,584	0.79%	0.89%	3.39%	87%

See notes to financial statements.

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF PERIOD
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$10.76	$0.35	$0.08	$(0.36)	$(0.01)	$10.82
For the year ended December 31, 2006	10.75	0.34	0.01	(0.34)	— (1)	10.76
For the year ended December 31, 2005	10.90	0.33	(0.14)	(0.33)	(0.01)	10.75
For the year ended December 31, 2004	11.01	0.32	(0.08)	(0.32)	(0.03)	10.90
For the year ended December 31, 2003	11.02	0.35	0.04	(0.35)	(0.05)	11.01

Class C Shares
For the period ended January 2, 2007***†	10.77	—	—	—	—	10.77
For the year ended December 31, 2006	10.75	0.26	0.02	(0.26)	— (1)	10.77
For the year ended December 31, 2005	10.90	0.24	(0.14)	(0.24)	(0.01)	10.75
For the period August 24, 2004* through December 31, 2004	10.91	0.09	—	(0.08)	(0.02)	10.90

Institutional Shares
For the year ended December 31, 2007	10.75	0.38	0.07	(0.38)	(0.01)	10.81
For the year ended December 31, 2006	10.74	0.37	0.01	(0.37)	— (1)	10.75
For the year ended December 31, 2005	10.89	0.35	(0.14)	(0.35)	(0.01)	10.74
For the year ended December 31, 2004	11.00	0.35	(0.08)	(0.35)	(0.03)	10.89
For the year ended December 31, 2003	11.02	0.37	0.03	(0.37)	(0.05)	11.00

*	Commencement of investment operations.
**	Annualized.
***	Effective December 29, 2006, Class C Share accounts had been closed. On January 3, 2007, residual Class C Shares remaining were redeemed.
†	Unaudited.
(1)	Less than $0.01 per share.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF PERIOD (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME NET OF WAIVER FROM THE BANK OF NEW YORK	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	4.07%	$17,153	0.84%	1.00%	3.31%	17%
For the year ended December 31, 2006	3.38%	18,131	0.84%	1.01%	3.21%	13%
For the year ended December 31, 2005	1.76%	20,164	0.84%	1.02%	3.00%	16%
For the year ended December 31, 2004	2.19%	22,844	0.94%	1.11%	2.93%	11%
For the year ended December 31, 2003	3.57%	26,354	1.04%	1.17%	3.15%	10%

Class C Shares
For the period ended January 2, 2007***†	—	10	1.53%**	1.53%**	1.21 **	—
For the year ended December 31, 2006	2.71%	10	1.59%	1.77%	2.46%	13%
For the year ended December 31, 2005	0.99%	10	1.59%	1.78%	2.25%	16%
For the period August 24, 2004* through December 31, 2004	1.00%	10	1.59%**	1.79%**	2.24%**	11%

Institutional Shares
For the year ended December 31, 2007	4.33%	97,935	0.59%	0.75%	3.56%	17%
For the year ended December 31, 2006	3.64%	94,789	0.59%	0.76%	3.46%	13%
For the year ended December 31, 2005	2.01%	95,160	0.59%	0.77%	3.26%	16%
For the year ended December 31, 2004	2.45%	88,706	0.68%	0.85%	3.19%	11%
For the year ended December 31, 2003	3.71%	72,127	0.79%	0.93%	3.39%	10%

See notes to financial statements.

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	$9.87	$0.31	$0.03	$(0.31)	$(0.01)	$9.89
For the year ended December 31, 2006	9.88	0.30	0.01	(0.30)	(0.02)	9.87
For the year ended December 31, 2005	10.12	0.29	(0.18)	(0.29)	(0.06)	9.88
For the year ended December 31, 2004	10.30	0.29	(0.09)	(0.29)	(0.09)	10.12
For the year ended December 31, 2003	10.49	0.31	0.02	(0.32)	(0.20)	10.30

Institutional Shares
For the year ended December 31, 2007	9.85	0.34	0.04	(0.34)	(0.01)	9.88
For the year ended December 31, 2006	9.86	0.33	0.01	(0.33)	(0.02)	9.85
For the year ended December 31, 2005	10.10	0.32	(0.18)	(0.32)	(0.06)	9.86
For the year ended December 31, 2004	10.28	0.32	(0.09)	(0.32)	(0.09)	10.10
For the year ended December 31, 2003	10.45	0.34	0.04	(0.35)	(0.20)	10.28

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007	3.56%	$593	0.94%	0.94%	3.14%	14%
For the year ended December 31, 2006	3.18%	1,404	0.94%	0.94%	3.06%	26%
For the year ended December 31, 2005	1.17%	1,667	0.94%	0.94%	2.95%	41%
For the year ended December 31, 2004	1.98%	2,380	1.01%	1.02%	2.87%	31%
For the year ended December 31, 2003	3.19%	2,847	1.04%	1.04%	2.97%	36%

Institutional Shares
For the year ended December 31, 2007	3.92%	209,953	0.69%	0.69%	3.42%	14%
For the year ended December 31, 2006	3.44%	216,194	0.69%	0.69%	3.32%	26%
For the year ended December 31, 2005	1.42%	247,252	0.69%	0.69%	3.21%	41%
For the year ended December 31, 2004	2.23%	267,177	0.76%	0.77%	3.12%	31%
For the year ended December 31, 2003	3.65%	277,390	0.79%	0.79%	3.22%	36%

See notes to financial statements.

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS	NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2007	$10.33	$0.42	$(0.91)	$(0.42)	$(0.05)	$9.37
For the year ended December 31, 2006	10.00	0.38	0.33	(0.38)	—	10.33
For the period December 30, 2005* through December 31, 2005	10.00	—	—	—	—	10.00

*	Commencement of investment operations.
**	Annualized.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK		EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK		NET INVESTMENT INCOME		PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2007	(4.92)%	$7,959	0.79%		1.76%		4.18%		61%
For the year ended December 31, 2006	7.37%	7,357	0.79	%**	2.34	%**	3.96	%**	68%
For the period December 30, 2005* through December 31, 2005	—	—	—		—		—		—

See notes to financial statements.

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Financial Highlights (Continued)

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME(A)	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL GAINS		NET ASSET VALUE, END OF YEAR
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007	$10.25	$0.48	$0.18	$(0.51)	$—		$10.40
For the year ended December 31, 2006	10.37	0.45	(0.07)	(0.50)	—		10.25
For the year ended December 31, 2005	10.65	0.41	(0.22)	(0.47)	—		10.37
For the year ended December 31, 2004	10.73	0.41	0.01	(0.50)	—	(1)	10.65
For the year ended December 31, 2003	10.86	0.36	0.01	(0.49)	(0.01)		10.73

Institutional Shares
For the year ended December 31, 2007	10.26	0.50	0.18	(0.54)	—		10.40
For the year ended December 31, 2006	10.38	0.47	(0.07)	(0.52)	—		10.26
For the year ended December 31, 2005	10.66	0.43	(0.21)	(0.50)	—		10.38
For the year ended December 31, 2004	10.74	0.42	0.02	(0.52)	—	(1)	10.66
For the year ended December 31, 2003	10.87	0.38	0.01	(0.51)	(0.01)		10.74

(1)	Less than $0.01 per share.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

BNY HAMILTON U.S. BOND MARKET INDEX FUND

Financial Highlights (Continued)

			RATIO TO AVERAGE NET ASSETS OF
	TOTAL INVESTMENT RETURN(B)	NET ASSETS, END OF YEAR (000’S OMITTED)	EXPENSES, NET OF WAIVER FROM THE BANK OF NEW YORK	EXPENSES, PRIOR TO WAIVER FROM THE BANK OF NEW YORK	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007	6.65%	$122	0.60%	0.77%	4.65%	32%
For the year ended December 31, 2006	3.77%	230	0.60%	0.78%	4.42%	30%
For the year ended December 31, 2005	1.85%	203	0.60%	0.79%	3.88%	114%
For the year ended December 31, 2004	4.00%	92	0.60%	0.86%	3.77%	73%
For the year ended December 31, 2003	3.46%	108	0.60%	0.89%	3.38%	131%

Institutional Shares
For the year ended December 31, 2007	6.81%	101,587	0.35%	0.52%	4.91%	32%
For the year ended December 31, 2006	4.03%	85,871	0.35%	0.53%	4.67%	30%
For the year ended December 31, 2005	2.10%	90,402	0.35%	0.54%	4.09%	114%
For the year ended December 31, 2004	4.25%	93,791	0.35%	0.61%	4.00%	73%
For the year ended December 31, 2003	3.69%	149,107	0.35%	0.62%	3.53%	131%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS

BNY Hamilton Funds, Inc. (the “Company”) was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Company currently consists of twenty-two separate series. The seven series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, (the “Core Bond Fund”), BNY Hamilton High Yield Fund (the “High Yield Fund”), BNY Hamilton Intermediate Government Fund (the “Intermediate Government Fund”), BNY Hamilton Intermediate New York Tax-Exempt Fund (the “Intermediate New York Tax-Exempt Fund”), BNY Hamilton Intermediate Tax-Exempt Fund (the “Intermediate Tax-Exempt Fund”), BNY Hamilton Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”), and BNY Hamilton U.S. Bond Market Index Fund (the “U.S. Bond Market Index Fund”), (individually, a “Fund” and collectively, the “Funds”). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

Each of the Funds, except the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares), and Institutional Shares. The Municipal Enhanced Yield Fund offers one class of shares: Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

The following are the investment objectives of each of the Funds:

•	Core Bond Fund—To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

•	High Yield Fund—To provide investors with a high level of current income and, secondarily, capital appreciation;

•	Intermediate Government Fund—To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

•	Intermediate New York Tax-Exempt Fund—To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

•	Intermediate Tax-Exempt Fund—To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

•	Municipal Enhanced Yield Fund—To provide a high level of current income that is exempt from federal income tax and, secondarily, capital appreciation;

•	U.S. Bond Market Index Fund—To track the total rate of return of the Lehman Brothers Aggregate Bond Index (the “Lehman Bond Index”).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A)  Security Valuations

The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds’ prospectus.

The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor’s Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B)  Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

(ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C)  Risk Involved in Investing in the Funds

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D)  Repurchase Agreements

A Fund’s custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E)  Written Options and Purchased Options

All Funds may enter into option contracts for the purpose of either hedging exposure to the market fluctuations of its portfolio, or an individual security position.

When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option’s underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F)  Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Core Bond Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(G)  Tax Information

Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds’ policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax position for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

(H)  Dividends and Distributions to Shareholders

The Funds declare dividends daily and pay dividends monthly.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(I)  Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(J)  Financial Statements Preparation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds’ Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3.  ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York, (the “Advisor”) manages the investments of the Funds and is responsible for all purchases and sales of the Funds’ portfolio securities. The Advisor’s fee accrues daily and is payable monthly at the following annual rates:

	% OF AVERAGE DAILY NET ASSETS
Core Bond Fund	0.50%
High Yield Fund	0.60%	*
Intermediate Government Fund	0.50%
Intermediate New York Tax-Exempt Fund .	0.50%
Intermediate Tax-Exempt Fund .	0.50%
Municipal Enhanced Yield Fund	0.50%
U.S. Bond Market Index Fund	0.20%

*	The Advisory fee is payable at a rate of 0.60% on the first $100 million of daily net assets and at a rate of 0.50% on the average daily net assets in excess of $100 million.

Except for the High Yield Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

The High Yield Fund is sub-advised by Seix Investment Advisors (the “Sub-Advisor”), which is not affiliated with The Bank of New York.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Sub-Advisor’s fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

The Municipal Enhanced Yield Fund is sub-advised by Gannett Welsh & Kotler, LLC (“GW&K”). The Advisor, not the Fund pays GW&K a sub-advisory fee for its services rendered to the Fund.

The Bank of New York serves as the Fund’s administrator (the “Administrator”). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

The Administrator’s fee is payable monthly at a rate of 0.10% on each Fund’s average daily net assets.

The Administrator has voluntarily agreed to waive 0.05% of its fee for the U.S. Bond Market Index Fund.

During the year ended December 31, 2007, the Administrator paid the following amounts to The Bank of New York under the administration agreement:

AMOUNT
Core Bond Fund	$308,442
High Yield Fund	181,229
Intermediate Government Fund	97,106
Intermediate New York Tax-Exempt Fund	99,203
Intermediate Tax-Exempt Fund	184,878
Municipal Enhanced Yield Fund	6,938
U.S. Bond Market Index Fund	81,509

BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

The Bank of New York serves as the Funds’ custodian (“Custodian”). Each Fund maintains a compensating balance arrangement with the Custodian whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2007 is shown on its respective Statement of Operations under the caption “Earnings Credit Adjustment.” For the year ended December 31, 2007, the Core Bond Fund, the Intermediate New York Tax-Exempt Fund, the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund did not earn any such income.

The Bank of New York provides cash management and related services to the Funds. Fees

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for these services are included under the caption “Cash management” in the Statement of Operations.

The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund’s expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

	CLASS A SHARES	INSTITUTIONAL SHARES
Core Bond Fund	0.94%	0.69%
High Yield Fund	1.14%	0.89%
Intermediate Government Fund	0.90%	0.65%
Intermediate New York Tax-Exempt Fund	0.84%	0.59%
Intermediate Tax-Exempt Fund	1.04%	0.79%
Municipal Enhanced Yield Fund	N/A	0.79%

	INSTITUTIONAL SHARES	INVESTOR SHARES
U.S. Bond Market Index Fund	0.35%	0.60%

The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the average annual daily net assets of the Investor Shares and Class A Shares, respectively.

The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 2007:

CLASS A
FRONT-END SALES CHARGES
Core Bond Fund	$36
High Yield Fund	13
Intermediate Government Fund.	755
Intermediate New York Tax-Exempt Fund	5,493

4.  SECURITIES LENDING

The Core Bond, High-Yield and U.S. Bond Market Index Funds may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PORTFOLIO SECURITIES

For the year ended December 31, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

	CORE BOND FUND
	PURCHASES	SALES
US Gov’t Securities	$368,808,690	$363,849,239
All Others	64,740,648	110,664,009

	HIGH YIELD FUND
	PURCHASES	SALES
US Gov’t Securities	$—	$—
All Others	197,166,716	205,313,099

	INTERMEDIATE GOVERNMENT FUND
	PURCHASES	SALES
US Gov’t Securities	$65,747,981	$58,618,076
All Others	—	—

	INTERMEDIATE NEW YORK TAX-EXEMPT FUND
	PURCHASES	SALES
US Gov’t Securities	$—	$—
All Others	18,887,157	20,190,252

	INTERMEDIATE TAX-EXEMPT FUND
	PURCHASES	SALES
US Gov’t Securities	$—	$—
All Others	28,827,224	36,836,326

	MUNICIPAL ENHANCED YIELD FUND
	PURCHASES	SALES
US Gov’t Securities	$—	$—
All Others	6,053,254	4,682,298

	U.S. BOND MARKET INDEX FUND
	PURCHASES	SALES
US Gov’t Securities	$31,980,712	$23,226,431
All Others	9,985,164	5,893,146

6.  FEDERAL INCOME TAXES

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

	CAPITAL LOSS CARRYFORWARD	EXPIRATION
Core Bond Fund	$809,099 1,993,728 4,948,217	2012 2013 2014
	2,095,332	2015
High Yield Fund	1,917,623 4,914,943	2013 2014
	2,406,483	2015
Intermediate Government Fund	261,062	2008
	257,446	2012
	27,790	2013
	912,023	2014
	774,102	2015
Intermediate Tax-Exempt Fund	78,759	2015
U.S. Bond Market Index Fund	289,752	2012
	334,547	2013
	1,274,187	2014
	180,131	2015

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Core Bond Fund, High Yield Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $651,732, $1,311,866, $7,524, $32,882 and $263,379, respectively, during 2007.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Currency losses incurred after October 31 (“post-October” currency losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Core Bond Fund deferred post-October currency losses in the amount of $3,236 during 2007.

During the year ended December 31, 2007, the Intermediate New York Tax-Exempt Fund and Municipal Enhanced Yield Fund utilized capital loss carryforwards of $2,813 and $3,991, respectively, to offset realized gains.

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	*DISTRIBUTIONS PAID FROM:
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS PAID
Core Bond Fund	$16,983,577	—	16,983,577
High Yield Fund	15,081,639	—	15,081,639
Intermediate Government Fund	5,308,211	—	5,308,211
Intermediate New York Tax-Exempt Fund	—	138,015	138,015
Intermediate Tax-Exempt Fund	—	272,019	272,019
Municipal Enhanced Yield Fund	44,235	—	44,235
U.S. Bond Market Index Fund	4,916,914	—	4,916,914

*	The following tax-exempt income distributions were paid by the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund in the amounts of $4,017,466, $7,251,323 and $333,329, respectively.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	*DISTRIBUTIONS PAID FROM:
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS PAID
Core Bond Fund	$17,260,163	—	$17,260,163
High Yield Fund	13,428,165	—	13,428,165
Intermediate Government Fund	5,630,784	—	5,630,784
Intermediate New York Tax-Exempt Fund	—	$31.840	31.840
Intermediate Tax-Exempt Fund	33,289	332,297	365,586
U.S. Bond Market Index Fund	4,381,290	—	4.381,290

*	The following tax-exempt income distributions were paid by the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund in the amounts of $3,870,847, $7,696,983 and $198,754, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION/ (DEPRECIATION)		TOTAL ACCUMULATED EARNINGS/(DEFICIT)
Core Bond Fund	$119,816	—	$119,816	$(10,671,524)	$(2,696,061)[1,2]		$(13,247,769)
High Yield Fund	3,524	—	3,524	(10,550,915)	(4,870,216)[1,2]		(15,417,607)
Intermediate Government Fund	—	—	—	(2,291,063)	1,345,585	[1,2]	(945,478)
Intermediate New York Tax-Exempt Fund .	—	—	—	62,296	2,645,062	[2]	2,707,358
Intermediate Tax-Exempt Fund	—	—	—	(86,283)	3,618,970	[2]	3,532,687
Municipal Enhanced Yield Fund	—	—	—	(32,882)	(594,203)		(627,085)
U.S. Bond Market Index Fund	33	—	33	(2,341,996)	574,747	[1,2]	(1,767,216)

[1]	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
[2]	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

7.  WRITTEN OPTION ACTIVITY

During the year ended December 31, 2007, there were no transactions in written options.

8.  FUTURE CONTRACTS

The Core Bond Fund enters into futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  RECLASSIFICATION OF CAPITAL ACCOUNTS

At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

	UNDISTRIBUTED NET INVESTMENT INCOME	UNDISTRIBUTED CAPITAL GAINS/ (ACCUMULATED LOSSES)	PAID IN CAPITAL
Core Bond Fund	$633,238	$(633,238)	—
High Yield Fund	1,392,928	(1,392,928)	—
Intermediate Government Fund	1,570,491	(1,570,491)	—
Intermediate New York Tax-Exempt Fund .	(99)	99	—
Intermediate Tax-Exempt Fund .	(1)	97	$(96)
Municipal Enhanced Yield Fund	—	2	(2)
U.S. Bond Market Index Fund	519,954	(519,954)	—

10.  CONCENTRATION OF RISK

The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 20% of its assets in debt obligations of the State of New York. The issuers’ ability to meet their obligations may be affected by New York’s political, social, economic, and/or regional developments.

11.  ACCOUNTING PRONOUNCEMENT

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

BNY Hamilton Funds, Inc.

We have audited the accompanying statements of assets and liabilities of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Municipal Enhanced Yield Fund and BNY Hamilton U.S. Bond Market Index Fund, each a series of BNY Hamilton Funds, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended (with respect to the BNY Hamilton Municipal Enhanced Yield Fund, for each of the two years in the period then ended and the period December 30, 2005 (commencement of operations) to December 31, 2005). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the two year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of their internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Municipal Enhanced Yield Fund and BNY Hamilton U.S. Bond Market Index Fund as of

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2008

DIRECTORS AND OFFICERS* (UNAUDITED)

The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

DIRECTORS	POSITION	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Edward L. Gardner 1934	Director and Chairman of the Board	Chairman of the Board, President and Chief Executive Officer, Industrial Solvents Corporation, 1981 to Present; Chairman of the Board, President and Chief Executive Officer, Industrial Petro-Chemicals, Inc., 1981 to Present.

James E. Quinn 1952	Director	President, Tiffany & Co., 2003 to Present; Member, Board of Directors, Tiffany & Co., 1995 to Present; Vice Chairman, Tiffany & Co., 1999 to 2003.

Karen Osar 1949	Director	Retired; formerly Executive Vice President and Chief Financial Officer, Chemtura, Inc., 2004 to 2007; Senior Vice President and Chief Financial Officer, Mead Westvaco Corp., 2002 to 2003; Senior Vice President and Chief Financial Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly 1956	Director	Consultant, 2005 to Present; Chief Executive Officer, Arroyo Video, 2004 to 2005; President, Chief Financial Officer and Chief Operating Officer, Insight Communications, 2000 to 2003.

John R. Alchin 1948	Director	Retired; Executive Vice President, Co-Chief Financial Officer, Comcast Corporation, 1990 to 2007.

Newton P.S. Merrill 1939	Director	Retired; Senior Executive Vice President, The Bank of New York, 1994 to 2003.

OFFICERS	POSITION	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Joseph F. Murphy 1963	President and Chief Executive Officer	Managing Director, The Bank of New York, since April 2001.

Guy Nordahl 1965	Treasurer and Principal Financial Officer	Vice President, The Bank of New York, 1999 to Present.

Ellen Kaltman 1948	Chief Compliance Officer	Managing Director, Compliance, The Bank of New York, 1999 to Present.

Jennifer English** 1972	Secretary	Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc., 2005 to Present; Assistant Vice President and Assistant Counsel, PFPC Inc., 2002 to 2005.

Molly Martin Alvarado** 1967	Assistant Secretary	Assistant Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc., 2005 to Present; Blue Sky Corporate Legal Assistant, Palmer & Dodge LLP, 1999 to 2005; Business Law Legal Assistant Coordinator, Palmer & Dodge LLP, 2002 to 2005.

*	Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
**	The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds’ Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

INVESTMENT ADVISOR

The Bank of New York

DISTRIBUTOR

BNY Hamilton Distributors, Inc.

ADMINISTRATOR

The Bank of New York

TRANSFER AGENT AND SUB-ADMINISTRATOR

Citi Fund Services Ohio, Inc.

CUSTODIAN

The Bank of New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

LEGAL COUNSEL

Ropes & Gray LLP

BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

BNY HAMILTON FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY-AR-FI 12/07

ABOUT THE FUNDS

6	BNY Hamilton Core Bond Fund

14	BNY Hamilton Enhanced Income Fund

22	BNY Hamilton Global Real Estate Securities Fund

30	BNY Hamilton High Yield Fund

38	BNY Hamilton Intermediate Government Fund

45	BNY Hamilton Intermediate New York Tax-Exempt Fund

52	BNY Hamilton Intermediate Tax-Exempt Fund

59	BNY Hamilton International Equity Fund

66	BNY Hamilton Large Cap Equity Fund

73	BNY Hamilton Large Cap Growth Fund

80	BNY Hamilton Large Cap Value Fund

87	BNY Hamilton Multi-Cap Equity Fund

92	BNY Hamilton Municipal Enhanced Yield Fund

98	BNY Hamilton S&P 500 Index Fund

104	BNY Hamilton Small Cap Core Equity Fund

111	BNY Hamilton Small Cap Growth Fund

118	BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

124	Daily NAV Calculation

126	Opening an Account/Purchasing Shares

127	Making Exchanges/Redeeming Shares

129	Distributions and Tax Considerations

131	Abusive Trading

133	Investment Advisor

135	Portfolio Managers

FOR MORE INFORMATION

Back Cover

FUND CUSIP NUMBERS

CORE BOND FUND

CUSIP Number: 05561M796

ENHANCED INCOME FUND

CUSIP Number: 05561M598

GLOBAL REAL ESTATE SECURITIES FUND

CUSIP Number: 05568J101

HIGH YIELD FUND

CUSIP Number: 05561M556

INTERMEDIATE GOVERNMENT FUND

CUSIP Number: 05561M762

INTERMEDIATE NEW YORK TAX-EXEMPT FUND

CUSIP Number: 05561M754

INTERMEDIATE TAX-EXEMPT FUND

CUSIP Number: 05561M820

INTERNATIONAL EQUITY FUND

CUSIP Number: 05561M846

LARGE CAP EQUITY FUND

CUSIP Number: 05561M770

LARGE CAP GROWTH FUND

CUSIP Number: 05561M887

LARGE CAP VALUE FUND

CUSIP Number: 05561M689

FUND CUSIP NUMBERS (Continued)

MULTI-CAP EQUITY FUND

CUSIP Number: 05561M572

MUNICIPAL ENHANCED YIELD FUND

CUSIP Number: 05561M366

S&P 500 INDEX FUND

CUSIP Number: 05561M648

SMALL CAP CORE EQUITY FUND

CUSIP Number: 05561M374

SMALL CAP GROWTH FUND

CUSIP Number: 05561M861

U.S. BOND MARKET INDEX FUND

CUSIP Number: 05561M663

BNY HAMILTON

CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in U.S. and foreign investment-grade debt obligations (i.e., securities rated Baa3/BBB- or higher by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s (S&P), or another nationally recognized statistical rating organization, or unrated securities determined by the portfolio manager to be of comparable credit quality). The Fund may invest in securities issued or guaranteed by various types of entities, including:

•	U.S. and foreign corporations, partnerships, trusts or similar entities;

•	the U.S. government and its agencies and instrumentalities (including securities neither guaranteed nor insured by the U.S. government); and

•	foreign governments and their subdivisions, agencies, and government sponsored enterprises.

In selecting securities for the Fund’s portfolio, the Advisor (as defined in “Investment Advisor”) has tended to emphasize corporate bonds and securities backed by mortgages and other types of assets, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities, and their income streams.

The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. Under normal circumstances, the Fund invests at least 80% of its Assets in investment-grade debt obligations, as well as unrated securities considered by the portfolio manager to be of comparable quality. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 20% of its Assets in below investment grade debt obligations. In addition, the Fund may invest without limitation in foreign securities, which may include emerging market securities. Other than investments in foreign government obligations, the Fund’s investments in foreign securities will consist of U.S. dollar-denominated securities only.

In investing the Fund’s assets, an analysis of economic trends—including rate projections, inflation trends, and corporate profit outlook—is used to determine how the Fund should allocate its investments among the different types of debt securities described above.

In the corporate bond portion of the portfolio, the Fund is typically diversified across market sectors (e.g., financial services, media, retail, and telecommunications), but may emphasize different sectors at different times depending on, among other things, market conditions. In selecting individual corporate bonds, the portfolio manager considers the bond’s structure, maturity and yield in light of the company’s current financial health, competitive position and future prospects.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issues based on an evaluation of relative yields.

BNY Hamilton Core Bond Fund

6

The Fund allocates investments among mortgage-backed securities and asset-backed securities based on relative yield and prepayment risks. The Fund selects investments in foreign government obligations based on relative yields, assessments of credit quality and expectations with respect to exchange rate movements.

Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. In addition, the Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a “barbell” strategy and invest in short-term and longer-term bonds. In addition, the Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, but the Advisor considers it to be a more accurate gauge of a bond’s sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities, indices or reference rates. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such secu-

BNY Hamilton Core Bond Fund

7

rities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade securities (i.e., high yield bonds or “junk bonds”). High yield bonds or “junk bonds” are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

BNY Hamilton Core Bond Fund

8

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund’s securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include high yield securities, derivatives (in particular over-the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages on securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

BNY Hamilton Core Bond Fund

9

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON CORE BOND FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Core Bond Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Bond Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, BNY Mellon Bond Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton Core Bond Fund

10

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q3 ’98 +4.43% Worst Quarter: Q2 ’04 - 2.32%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	5.54	3.67	4.96
Institutional Shares Return After Taxes on Distributions	3.79	2.05	2.93
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	3.56	2.20	3.00
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	6.97	4.43	5.97

*	Assumptions: All dividends and distributions reinvested.

[1]	The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

BNY Hamilton Core Bond Fund

11

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1) fees	None
Other expenses	0.22

Total annual operating expenses(a)(b)	0.72

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.69% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	74	230	401	894

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Core Bond Fund

12

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	9.91	9.98	10.25	10.29	10.51

Gain (loss) from investment operations:
Net investment income(a)	0.46	0.43	0.39	0.37	0.37
Net realized and unrealized gain (loss) on investments	0.08	(0.05)	(0.23)	0.03	(0.02)

Total gain (loss) from investment operations	0.54	0.38	0.16	0.40	0.35
Dividends and distributions:
Dividends from net investment income	(0.48)	(0.45)	(0.43)	(0.42)	(0.45)
Distributions from capital gains	—	—	—	(0.02)	(0.12)

Total dividends and distributions	(0.48)	(0.45)	(0.43)	(0.44)	(0.57)

Net asset value at end of year	9.97	9.91	9.98	10.25	10.29

Total investment return based on net asset value (%)(b)	5.54	3.93	1.57	3.91	3.43

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	341,606	360,233	404,483	460,684	462,005
Ratio of expenses (after reduction) to average net assets	0.69	0.69	0.68	0.73	0.79
Ratio of expenses (before reduction) to average net assets	0.72	0.69	0.68	0.73	0.79
Ratio of net investment income (after reduction) to average net assets	4.67	4.37	3.85	3.58	3.57
Portfolio turnover rate	119	108	94	72	110

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Core Bond Fund

13

BNY HAMILTON

ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (i.e., rated Baa3/BBB- and above) fixed-income securities. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Investment-grade fixed income securities include both securities rated Baa3/BBB- and above by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“rating agency”), as well as unrated securities determined by the Advisor (as defined in “Investment Advisor”) to be of comparable credit quality.

In pursuing the Fund’s investment objective, the Advisor will seek to enhance returns by investing, in addition to the above, in various other instruments, which may include below investment grade bonds and foreign securities, as described below.

The Fund’s investments may include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (including securities neither guaranteed nor insured by the U.S. government) and debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) foreign governments and their subdivisions, agencies, and government sponsored enterprises, and (iii) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund typically invests a significant portion of its assets in (i) mortgage-backed securities, including collateralized mortgage obligations (CMOs), (ii) asset-backed securities and (iii) commercial paper issued by banks or bank holding companies, finance companies, and corporations. CMOs (which may include real estate mortgage investment conduits (REMICS)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available. The Fund will not invest more than 25% of its Assets in foreign securities. Other than investments in foreign government obligations, the Fund’s investments in foreign securities will consist of U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis.

The Fund may invest up to 20% of its assets in below investment grade bonds (i.e., high yield bonds or “junk bonds”). These are securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody’s, S&P, or another rating agency, or unrated, but determined by the Advisor to be of comparable credit quality).

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields

BNY Hamilton Enhanced Income Fund

14

on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities; and in order to maintain the Fund’s ultra short duration (as defined below).

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund pursues its objective while attempting to minimize the Fund’s share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (which measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an “ultra short duration”). The Advisor may shorten the Fund’s duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund’s duration). Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund’s share price would rise by about 5%.

The maturity limit on any individual security in the Fund’s portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, weighted average life is used to determine the security’s maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk than shorter duration bonds. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

BNY Hamilton Enhanced Income Fund

15

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade bonds (i.e., high yield bonds or “junk bonds”). High yield bonds or “junk bonds” are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Because the Fund may invest to a significant extent in commercial paper issued by banks or bank holding companies and finance companies, the Fund may be vulnerable to setbacks in the financial services sector. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in governmental regulations affecting banks and other financial services companies.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs,

BNY Hamilton Enhanced Income Fund

16

delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

To the extent the Fund invests in municipal securities, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Certain of the Fund’s securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over-the-counter derivatives, such as swaps), GICs, foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton Enhanced Income Fund

17

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON ENHANCED INCOME FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Enhanced Income Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Enhanced Income Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Enhanced Income Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Enhanced Income Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Enhanced Income Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Enhanced Income Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Enhanced Income Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security’s weighted-average life as a substitute for its maturity. A security’s weighted-average life is the average amount of time that will elapse from the date of the security’s issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

18

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of two broad-based securities indexes. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q2 ’07 +1.31% Worst Quarter: Q4 ’07 -2.28%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	Since Inception (5/1/02)[3]
Institutional Shares Return Before Taxes	1.09	2.26	2.28
Institutional Shares Return After Taxes on Distributions	-0.73	1.10	1.15
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	0.72	1.26	1.29
Lehman Brothers 9-12 Month Treasury Note Index (reflects no deduction for fees, expenses or taxes)[1]	5.88	3.01	3.04
Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)[2]	5.63	3.28	3.13

*	Assumptions: All dividends and distributions reinvested.

[1]

The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.

[2]

The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.

[3]	The Fund commenced operations on 5/1/02. Index comparisons begin on 5/1/02.

BNY Hamilton Enhanced Income Fund

19

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.10
Distribution (12b-1 fees)	None
Other expenses	0.23
Acquired Fund fees and expenses(a)	0.01

Total annual operating expenses(b)	0.34

(a)	“Acquired Fund fees and expenses” reflect the Acquired Funds’ total annual operating fees and expenses and set forth the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund’s most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)	Effective March 1, 2008, the Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.37% of the Fund’s average daily net assets allocable to Institutional Shares. Prior to March 1, 2008, the Advisor had voluntarily agreed to waive its fees and/or reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.25% of the Fund’s average daily net assets. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	35	109	191	431

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Enhanced Income Fund

20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Institutional Shares’ operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	1.98	1.98	1.98	2.00	2.00

Gain from investment operations:
Net investment income(a)	0.10	0.09	0.05	0.03	0.03
Net realized and unrealized gain on investments	(0.08)	—	0.01	(0.02)	0.01

Total gain from investment operations	0.02	0.09	0.06	0.01	0.04
Dividends:
Dividends from net investment income	(0.10)	(0.09)	(0.06)	(0.03)	(0.04)

Net asset value at end of year	1.90	1.98	1.98	1.98	2.00

Total investment return based on net asset value (%)(b)	1.09	4.77	2.88	0.76	1.86

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	37,092	65,511	87,151	324,670	426,475
Ratio of expenses (after reduction) to average net assets	0.25	0.25	0.25	0.25	0.25
Ratio of expenses (before reduction) to average net assets	0.33	0.34	0.29	0.27	0.29
Ratio of net investment income (after reduction) to average net assets	5.24	4.67	2.90	1.51	1.56
Portfolio turnover rate	104	126	51	105	87

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Enhanced Income Fund

21

BNY HAMILTON

GLOBAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”), with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund expects to invest at least 40% of its total assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund’s benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days’ prior notice of any change in this non- fundamental policy.) A company is “principally engaged” in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. (“Urdang” or the “Sub-Advisor”), the Fund’s sub-advisor. “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts, and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITs. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

BNY Hamilton Global Real Estate Securities Fund

22

In selecting investments for the Fund’s portfolio, the Sub-Advisor uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor’s Relative Value Model (“RVM”) securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security’s trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund’s investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

•	leverage;

•	growth rate;

•	market capitalization; and

•	property type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock’s premium or discount to net asset value—relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global™ (“NAI”) to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world’s largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI’s entire global database of fundamental real estate information. The Sub-Advisor believes that access to this database, as well as to NAI’s network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor’s coverage of the global real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI’s network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor’s investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund’s portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include changes in real estate values and property taxes,

BNY Hamilton Global Real Estate Securities Fund

23

overbuilding, fluctuations in rental income, changes in interest rates, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund’s portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

The Sub-Advisor makes extensive use of NAI’s global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI’s global database and resources, which could have a negative impact on the Sub-Advisor’s ability to manage the Fund’s investments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities, or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

BNY Hamilton Global Real Estate Securities Fund

24

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Global Real Estate Securities Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Global Real Estate Securities Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Global Real Estate Securities Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Global Real Estate Securities Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Global Real Estate Securities Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to

BNY Hamilton Global Real Estate Securities Fund

25

a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Global Real Estate Securities Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Global Real Estate Securities Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton Global Real Estate Securities Fund

26

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing the performance of the Fund for the fiscal year ending December 31, 2007 and by showing how the Fund’s average annual total returns over the periods shown compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q1 ’07 +6.43% Worst Quarter: Q4 ‘07 -12.15%

Average annual total returns (%) as of 12/31/07*

	1 Year	Since Inception (12/29/06)[2]
Institutional Shares Return Before Taxes	-7.83	-7.79
Institutional Shares Return After Taxes on Distributions	-8.45	-8.41
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	-5.07	-6.96
FTSE ESPA/NAREIT Global Real Estate Index (reflects deduction for fees, expenses or taxes)[1]	-6.96	-6.96

*	Assumptions: All dividends and distributions reinvested.

[1]	The FTSE ESPA/NAREIT Global Real Estate Index is an unmanaged index generally representative of the broad U.S. market of large-capitalization stocks. Investors cannot invest directly in any Index.
[2]	The Shares of the Fund were first offered on 12/29/06. Index comparisons begin on 12/31/06.

BNY Hamilton Global Real Estate Securities Fund

27

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

	Institutional Shares
Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares held 30 days or fewer (as a % of amount redeemed or exchanged)	2.00	*

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.85
Distribution (12b-1) fees	None
Other expenses	0.49

Total annual operating expenses(a)(b)	1.34

*	The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See “Making Exchanges/Redeeming Shares—Redemption Fees.”
(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 1.25% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	136	425	734	1,613

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Global Real Estate Securities Fund

28

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual report, which is incorporated by reference in the Statement of Additional Information and available upon request.

Institutional Shares	For the Year Ended December 31, 2007	For the Period December 29, 2006* Through December 31, 2006

Per-Share Data ($)
Net asset value at beginning of period	10.00	10.00

Gain from investment operations:
Net investment income(a)	0.20	—
Net realized and unrealized gain on investments	(0.98)	—

Total gain from investment operations	(0.78)	—
Dividends:
Dividends from net investment income	(0.18)	—

Net asset value at end of year	9.04	10.00

Total investment return based on net asset value (%)(b)	(7.83)	N/A

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	51,140	—	[1]
Ratio of expenses (after reduction) to average net assets	1.25	—
Ratio of expenses (before reduction) to average net assets	1.34	—
Ratio of net investment income (after reduction) to average net assets	1.97	—
Portfolio turnover rate	73	N/A

*	Commencement of offering of shares.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
1	Less than $1,000.

BNY Hamilton Global Real Estate Securities Fund

29

BNY HAMILTON

HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. High yield fixed-income securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or another nationally recognized statistical rating organization (“rating agency”), or unrated, but determined by the Advisor (as defined in “Investment Advisor”) to be of comparable credit quality). The Fund primarily invests in high yield fixed-income securities issued by U.S. companies.

In selecting portfolio securities for the Fund, the Advisor uses internally developed financial investment techniques to attempt to identify value and adequately control risk for the Fund.

The Fund’s construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C (or in unrated securities determined by the Advisor to be of comparable credit quality), in deciding which bonds to buy and sell, the portfolio manager emphasizes securities that are within the core segment of the high yield market, which are securities rated in the Ba/BB and B rating categories (or are unrated but determined by the Advisor to be of comparable credit quality). The Fund generally focuses on investments in securities issued by U.S. and foreign companies that have the following characteristics:

•	companies operating in industries that have strong fundamentals;

•	companies that have good business prospects and increasing credit strength; and

•	companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration.

The Fund may invest up to 20% of its Assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs) (including securities neither guaranteed nor insured by the U.S. government).

The Fund’s investments may include U.S. dollar denominated debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) the U.S. government and its agencies, instrumentalities, and GSEs, (iii) foreign governments and their subdivisions, agencies, and GSEs, and (iv) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government

BNY Hamilton High Yield Fund

30

agencies). The Fund will not invest more than 25% of its Assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also may invest in asset-backed securities and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash and cash equivalents. Under such circumstances, it may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

High yield bonds or “junk bonds” in which the Fund invests are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor and subject the Fund to higher management risk, than is generally the case

BNY Hamilton High Yield Fund

31

with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The U.S. government securities in which the Fund may invest are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. In addition, exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

The Fund may invest in municipal securities and, accordingly, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and

BNY Hamilton High Yield Fund

32

utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors’ incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund’s securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON HIGH YIELD FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton High Yield Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Limited Term High Yield Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as

BNY Hamilton High Yield Fund

33

necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Limited Term High Yield Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Limited Term High Yield Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Limited Term High Yield Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Limited Term High Yield Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton High Yield Fund

34

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q3 ’04 +4.63% Worst Quarter: Q1 ’05 - 1.80%

Average annual total returns as of 12/31/07*

	1 Year	Since Inception (5/1/03)[2]
Institutional Shares Return Before Taxes	2.70	5.55
Institutional Shares Return After Taxes on Distributions	0.13	3.09
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	1.75	3.30
Merrill Lynch BB-B Non-Distressed Index (reflects no deduction for fees, expenses or taxes)[1]	3.19	6.10

*	Assumptions: All dividends and distributions reinvested.

[1]	The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and B rated corporate bonds.
[2]	The Fund commenced operations on 5/1/03. Index comparisons begin on 5/1/03.

BNY Hamilton High Yield Fund

35

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1 fees)	None
Other expenses	0.20
Acquired fund fees and expenses(a)	0.01

Total annual operating expenses(b)	0.81

(a)	“Acquired Fund fees and expenses” reflect the Acquired Funds’ total annual operating fees and expenses and set forth the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Acquired Funds for each of the Fund’s most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.89% of the Fund’s average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	83	259	450	1,002

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton High Yield Fund

36

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund’s inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003[1]

Per-Share Data ($)
Net asset value at beginning of period	9.82	9.86	10.35	10.23	10.00

Gain from investment operations:
Net investment income(a)	0.67	0.60	0.57	0.59	0.36
Net realized and unrealized gain on investments	(0.41)	0.03	(0.37)	0.20	0.25

Total gain from investment operations	0.26	0.63	0.20	0.79	0.61

Dividends and distributions:
Dividends from net investment income	(0.70)	(0.67)	(0.66)	(0.67)	(0.38)
Distributions from capital gains	—	—	(0.03)	— [3]	—

Total dividends and distributions	(0.70)	(0.67)	(0.69)	(0.67)	(0.38)

Net asset value at end of year	9.38	9.82	9.86	10.35	10.23

Total investment return based on net asset value (%)(b)	2.70	6.67	2.08	8.08	6.47

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	189,071	200,905	183,206	166,587	102,701
Ratio of expenses (after reduction) to average net assets	0.80	0.80	0.81	0.89	0.89	[2]
Ratio of expenses (before reduction) to average net assets	0.80	0.80	0.81	0.96	1.22	[2]
Ratio of net investment income (after reduction) to average net assets	6.89	6.17	5.70	5.75	5.69	[2]
Portfolio turnover rate	99	101	88	72	42

1	Institutional Shares commenced operations on 5/1/03.
2	Annualized.
3	Less than $0.01 per share.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton High Yield Fund

37

BNY HAMILTON

INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages, or portfolios of mortgage pass-through securities that typically are guaranteed by U.S. government agencies, and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes.

In investing the Fund’s assets, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk. In selecting other types of securities for the Fund’s portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund’s share price would rise by about 5%.

Duration is measured in years, like maturity, but the Advisor (as defined in “Investment Advisor”) considers it to be a more accurate gauge of a bond’s sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

BNY Hamilton Intermediate Government Fund

38

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities may vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed securities. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying mortgages backing the securities. The amount of market risk associated with mortgage-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-backed securities involve risk of loss of principal if obligors of the underlying mortgages default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgages, including as a

BNY Hamilton Intermediate Government Fund

39

result of refinancings. When mortgages are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgages. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio’s securities could be difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate Government Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Intermediate U.S. Government Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Intermediate U.S. Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Intermediate U.S. Government Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Intermediate U.S. Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to

BNY Hamilton Intermediate Government Fund

40

a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon Intermediate U.S. Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Intermediate U.S. Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

BNY Hamilton Intermediate Government Fund

41

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q3 ’01 +5.21% Worst Quarter: Q2 ’04 -2.20%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	6.80	3.57	5.25
Institutional Shares Return After Taxes on Distributions	5.04	1.95	3.30
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	4.38	2.08	3.29
Lehman Intermediate Government Index (reflects no deduction for fees, expenses or taxes)[1]	8.47	3.69	5.55

*	Assumptions: All dividends and distributions reinvested.

[1]	The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.

BNY Hamilton Intermediate Government Fund

42

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1) fees	None
Other expenses	0.27
Acquired Fund fees and expenses(a)	0.01

Total annual operating expenses(b)	0.78

(a)	“Acquired Fund fees and expenses” reflect the Acquired Funds’ total annual operating fees and expenses and set forth the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund’s most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.65% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	80	249	433	966

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Intermediate Government Fund

43

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	9.81	9.94	10.15	10.28	10.51

Gain (loss) from investment operations:
Net investment income(a)	0.42	0.42	0.39	0.37	0.35
Net realized and unrealized gain (loss) on investments	0.23	(0.08)	(0.14)	(0.05)	(0.16)

Total gain from investment operations	0.65	0.34	0.25	0.32	0.19
Dividends:
Dividends from net investment income	(0.47)	(0.47)	(0.46)	(0.45)	(0.42)

Net asset value at end of year	9.99	9.81	9.94	10.15	10.28

Total investment return based on net asset value (%)(b)	6.80	3.58	2.51	3.18	1.86

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	106,650	103,686	114,209	111,963	112,584
Ratio of expenses (after reduction) to average net assets	0.65	0.65	0.65	0.72	0.79
Ratio of expenses (before reduction) to average net assets	0.77	0.78	0.78	0.86	0.89
Ratio of net investment income (after reduction) to average net assets	4.31	4.27	3.88	3.65	3.39
Portfolio turnover rate	57	21	29	8	87

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Government Fund

44

BNY HAMILTON

INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. These bonds and notes are also exempt from the federal alternative minimum tax. Market conditions, however, may from time to time limit the availability of these obligations. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in “Investment Advisor”) to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations whose interest is exempt from federal and New York State and City personal income taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or City personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers’ ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features.

Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor’s views on the direction of interest rates.
The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its

BNY Hamilton Intermediate New York Tax-Exempt Fund

45

Assets in fixed-income securities, the interest on which is subject to federal income tax, the federal alternative minimum tax, and/or New York State and/or City personal income taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Because the Fund is considered to be non-diversified, the Fund may invest a significant percentage of its Assets in a single issuer.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security’s credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund’s performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund’s securities in a similar manner. For example, New York’s economy could be hurt be natural disaster or terrorist attack. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State’s economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities

BNY Hamilton Intermediate New York Tax-Exempt Fund

46

to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City, along with other New York localities, receives financial aid from New York State. To the extent that New York City and other New York localities require the State’s assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under “Special Considerations Relating to Investments in New York Municipal Obligations.”

Political or legal actions could change the tax-exempt status of the Fund’s dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security’s value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund is non-diversified and may invest more than 5% of its Assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

In periods of market uncertainty, some of the portfolio’s securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate New York Tax-

BNY Hamilton Intermediate New York Tax-Exempt Fund

47

Exempt Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon New York Intermediate Tax-Exempt Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

About New York Municipal Obligations

The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2007, they collectively have outstanding approximately $210 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects.

BNY Hamilton Intermediate New York Tax-Exempt Fund

48

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q3 ’02 +3.94% Worst Quarter: Q2 ’99 -1.87%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	4.33	3.22	4.19
Institutional Shares Return After Taxes on Distributions	4.31	3.19	4.15
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	4.10	3.24	4.11
Lehman 5 Year G.O. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.12	3.34	4.57

*	Assumptions: All dividends and distributions reinvested.

[1]	The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate New York Tax-Exempt Fund

49

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1) fees	None
Other expenses	0.25

Total annual operating expenses(a)(b)	0.75

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.59% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	77	240	417	930

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Intermediate New York Tax-Exempt Fund

50

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	10.75	10.74	10.89	11.00	11.02

Gain (loss) from investment operations:
Net investment income(a)	0.38	0.37	0.35	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.01	(0.14)	(0.08)	0.03

Total gain from investment operations	0.45	0.38	0.21	0.27	0.40
Dividends and distributions:
Dividends from net investment income	(0.38)	(0.37)	(0.35)	(0.35)	(0.37)
Distributions from capital gains	(0.01)	— [1]	(0.01)	(0.03)	(0.05)

Total dividends and distributions	(0.39)	(0.37)	(0.36)	(0.38)	(0.42)

Net asset value at end of year	10.81	10.75	10.74	10.89	11.00

Total investment return based on net asset value (%)(b)	4.33	3.64	2.01	2.45	3.71

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	97,935	94,789	95,160	88,706	72,127
Ratio of expenses (after reduction) to average net assets	0.59	0.59	0.59	0.68	0.79
Ratio of expenses (before reduction) to average net assets	0.75	0.76	0.77	0.85	0.93
Ratio of net investment income (after reduction) to average net assets	3.56	3.46	3.26	3.19	3.39
Portfolio turnover rate	17	13	16	11	10

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
1	Less than $0.01 per share.

BNY Hamilton Intermediate New York Tax-Exempt Fund

51

BNY HAMILTON

INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. These obligations are also exempt from the federal alternative minimum tax. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in “Investment Advisor”) to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers’ ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features.

Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor’s views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax and/or the federal alternative minimum tax. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices, or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

BNY Hamilton Intermediate Tax-Exempt Fund

52

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security’s credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund’s performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Political or legal actions could change the tax-exempt status of the Fund’s dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security’s value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio’s securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific

BNY Hamilton Intermediate Tax-Exempt Fund

53

securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate Tax-Exempt Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon National Intermediate Municipal Bond Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon National Intermediate Municipal Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon National Intermediate Municipal Bond Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon National Intermediate Municipal Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon National Intermediate Municipal Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton Intermediate Tax-Exempt Fund

54

About Municipal Obligations

The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.

BNY Hamilton Intermediate Tax-Exempt Fund

55

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q2 ‘02 +4.06% Worst Quarter: Q2 ‘99 -2.31%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	3.92	2.93	4.06
Institutional Shares Return After Taxes on Distributions	3.90	2.81	3.91
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	3.78	2.96	3.96
Lehman 5 Year G.O. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.12	3.34	4.57

*	Assumptions: All dividends and distributions reinvested.

[1]	The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

56

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1) fees	None
Other expenses	0.19

Total annual operating expenses(a)(b)	0.69

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.79% of the Fund’s average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	70	221	384	859

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Intermediate Tax-Exempt Fund

57

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	9.85	9.86	10.10	10.28	10.45

Gain (loss) from investment operations:
Net investment income(a)	0.34	0.33	0.32	0.32	0.34
Net realized and unrealized gain (loss) on investments	0.04	0.01	(0.18)	(0.09)	0.04

Total gain from investment operations	0.38	0.34	0.14	0.23	0.38
Dividends and distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.32)	(0.32)	(0.35)
Distributions from capital gains	(0.01)	(0.02)	(0.06)	(0.09)	(0.20)

Total dividends and distributions	(0.35)	(0.35)	(0.38)	(0.41)	(0.55)

Net asset value at end of year	9.88	9.85	9.86	10.10	10.28

Total investment return based on net asset value (%)(b)	3.92	3.44	1.42	2.23	3.65

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	209,953	216,194	247,252	267,177	277,390
Ratio of expenses (after reduction) to average net assets	0.69	0.69	0.69	0.76	0.79
Ratio of expenses (before reduction) to average net assets	0.69	0.69	0.69	0.77	0.79
Ratio of net investment income (after reduction) to average net assets	3.42	3.32	3.21	3.12	3.22
Portfolio turnover rate	14	26	41	31	36

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Tax-Exempt Fund

58

BNY HAMILTON

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

The Advisor (as defined in “Investment Advisor”) will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor’s proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold ADRs representing 150-250 foreign issuers. The Fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Fund will invest in at least 10 different countries. As of February 29, 2008, the MSCI EAFE Index included companies with market capitalizations of approximately $126.0 million to $207.0 billion. The Fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities include DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The Fund may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in U.S. cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the

BNY Hamilton International Equity Fund

59

main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund’s portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political ,economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S.

The Fund may invest in DRs issued as part of an unsponsored program where a depositary issues the DRs without a formal agreement with the company that issues the underlying securities. Unsponsored ADRs may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored DRs.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have sponsored or unsponsored DR programs but that might otherwise be attractive investments for the Fund.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral

BNY Hamilton International Equity Fund

60

is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERNATIONAL EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton International Equity Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon International Appreciation Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon International Appreciation Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon International Appreciation Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon International Appreciation Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon International Appreciation Fund. If the Agreement is approved by Fund shareholders and certain other

BNY Hamilton International Equity Fund

61

conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon International Appreciation Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Globalization and International Investing

With more than half of the world’s market opportunities outside the U.S., adding international funds to a shareholder’s portfolio may offer investors greater diversification than if they invested in a purely domestic portfolio. International markets have been experiencing many of the same dynamics that drove U.S. stock growth in the 1990s, which may include the following:

•	corporate restructurings

•	increased emphasis on shareholder value

•	growing pool of investors through retirement and other savings plans

Meanwhile, global competition has spurred many companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

62

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +29.58% Worst Quarter: Q3 ‘02 - 18.94%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	9.79	19.38	6.55
Institutional Shares Return After Taxes on Distributions	8.90	18.75	6.01
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	6.36	16.77	5.48
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[1]	11.62	22.09	9.04

*	Assumptions: All dividends and distributions reinvested.

[1]	The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity Fund

63

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

	Institutional Shares

Shareholder Fees (fees paid directly from your investment)
Redemption Fee on shares held 30 days or fewer (as a % of amount redeemed or exchanged)	2.00	*

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1) fees	None
Other expenses	0.19

Total annual operating expenses(a)	0.69

*	The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See “Making Exchanges/Redeeming Shares—Redemption Fees.”
(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various period, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	70	221	384	859

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton International Equity Fund

64

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	15.46	12.62	11.32	9.89	7.38

Gain (loss) from investment operations:
Net investment income(a)	0.41	0.30	0.20	0.14	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.10	2.81	1.29	1.42	2.49

Total gain (loss) from investment operations	1.51	3.11	1.49	1.56	2.59
Dividends:
Dividends from net investment income	(0.39)	(0.27)	(0.19)	(0.13)	(0.08)

Net asset value at end of year	16.58	15.46	12.62	11.32	9.89

Total investment return based on net asset value (%)(b)	9.79	24.68	13.14	15.85	35.13

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	545,392	456,316	308,769	219,404	144,908
Ratio of expenses to average net assets	0.69	0.68	0.84	1.08	1.31
Ratio of net investment income to average net assets	2.45	2.14	1.71	1.37	1.24
Portfolio turnover rate	11	15	11	31	101

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton International Equity Fund

65

BNY HAMILTON

LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in large, established companies that the Advisor (as defined in “Investment Advisor”) believes have proven track records and the potential for superior relative earnings growth.

The Fund’s investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

•	potential for above average earnings and revenue growth;

•	sustainable competitive advantage;

•	strong or improving financial condition; and

•	earnings power that is either unrecognized or underestimated.

The Fund’s portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted- average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The

BNY Hamilton Large Cap Equity Fund

66

Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indice or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is

BNY Hamilton Large Cap Equity Fund

67

important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Equity Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Equity Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Equity Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Equity Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Equity Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Equity Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Equity Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton Large Cap Equity Fund

68

Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Equity Fund

69

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +13.74% Worst Quarter: Q3 ‘02 -12.87%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 years
Institutional Shares Return Before Taxes	11.27	12.99	5.91
Institutional Shares Return After Taxes on Distributions	9.26	11.70	4.34
Institutional Shares Return After Taxes on Distributions and Sales of Fund Shares	8.83	10.86	4.41
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	5.49	12.83	5.91

*	Assumptions: All dividends and distributions reinvested.

[1]	The S&P 500® Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Equity Fund

70

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1) fees	None
Other expenses	0.19

Total annual operating expenses(a)	0.79

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	81	252	439	978

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Large Cap Equity Fund

71

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	14.46	13.38	13.26	12.37	10.34

Gain (loss) from investment operations:
Net investment income)(a)	0.14	0.13	0.13	0.28	0.26
Net realized and unrealized gain (loss) on investments	1.49	2.05	0.72	0.86	2.00

Total gain (loss) from investment operations	1.63	2.18	0.85	1.14	2.26
Dividends and distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.18)	(0.25)	(0.23)
Distributions from capital gains	(1.29)	(0.98)	(0.55)	—	—

Total dividends and distributions	(1.43)	(1.10)	(0.73)	(0.25)	(0.23)

Net asset value at end of year	14.66	14.46	13.38	13.26	12.37

Total investment return based on net asset value (%)(b)	11.27	16.43	6.42	9.35	22.17

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	401,002	385,132	360,168	343,346	347,684
Ratio of expenses to average net assets	0.79	0.78	0.79	0.85	0.91
Ratio of net investment income to average net assets	0.94	0.93	0.99	2.24	2.36
Portfolio turnover rate	66	53	52	40	24

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Equity Fund

72

BNY HAMILTON

LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual stock selection, rather than industry allocation, is the Advisor’s (as defined in “Investment Advisor”) primary focus in investing the Fund’s assets. Fundamental financial analysis is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

•	potential for above-average, accelerating earnings or revenue growth;

•	favorable market positions;

•	improving operating efficiencies; and

•	increasing earnings per share (EPS).

The Fund’s portfolio generally includes large-capitalization stocks of 40 to 80 companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in large-capitalization stocks. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

Since the emphasis of the Fund is on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other

BNY Hamilton Large Cap Growth Fund

73

types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio

BNY Hamilton Large Cap Growth Fund

74

manager’s investment strategies or choice or specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Growth Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Growth Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Growth Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Growth Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Growth Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Growth Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Growth Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton Large Cap Growth Fund

75

Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Growth Fund

76

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +24.40% Worst Quarter: Q1 ‘01 -19.83%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	18.18	9.89	4.44
Institutional Shares Return After Taxes on Distributions	16.15	8.35	3.00
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	14.03	8.22	3.43
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	11.82	12.11	3.83

*	Assumptions: All dividends and distributions reinvested.

[1]	The Russell 1000® Growth Index is an unmanaged index which consists of those securities found in the Russell 1000® Index with a greater than average growth orientation.

BNY Hamilton Large Cap Growth Fund

77

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1) fees	None
Other expenses	0.25

Total annual operating expenses(a)	0.85

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	87	271	471	1,049

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Large Cap Growth Fund

78

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	7.72	7.73	9.60	9.50	7.78

Gain (loss) from investment operations:
Net investment income(a)	0.03	0.02	0.02	0.09	0.07
Net realized and unrealized gain (loss) on investments	1.37	0.45	(0.02)	0.25	1.71

Total gain (loss) from investment operations	1.40	0.47	0.00	0.34	1.78
Dividends and distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.09)	(0.06)
Distributions from capital gains	(0.89)	(0.45)	(1.85)	(0.15)	—

Total dividends and distributions	(0.92)	(0.48)	(1.87)	(0.24)	(0.06)

Net asset value at end of year	8.20	7.72	7.73	9.60	9.50

Total investment return based on net asset value (%)(b)	18.18	6.29	0.07	3.63	22.99

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	138,729	143,479	205,786	336,716	348,188
Ratio of expenses to average net assets	0.85	0.84	0.82	0.85	0.90
Ratio of net investment income to average net assets	0.34	0.30	0.19	0.91	0.77
Portfolio turnover rate	52	51	101	90	20

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Growth Fund

79

BNY HAMILTON

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In choosing stocks, The Fund’s portfolio managers focus on individual stock selection (a “bottom-up” approach) rather than forecasting stock market trends (a “top-down” approach), and look for value companies. A three-step value screening process is used to select stocks:

•	Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales ratios; these ratios are analyzed and compared against the market

•	Sound business fundamentals: a company’s balance sheet and income statement data are examined to determine the company’s financial history and outlook

•	Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers’ expectations.

The Fund’s portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest up to 20% of its Assets in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended

BNY Hamilton Large Cap Value Fund

80

to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

Since the emphasis of the Fund is on value stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

If issuers of stocks in the Fund’s portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

BNY Hamilton Large Cap Value Fund

81

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP VALUE FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Value Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Value Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Value Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Value Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Value Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Value Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier

BNY Hamilton Large Cap Value Fund

82

Large Cap Value Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Value Fund

83

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘01 +14.11% Worst Quarter: Q3 ‘01 -16.54%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	Since Inception (4/28/00)[2]
Institutional Shares Return Before Taxes	7.07	13.65	5.76
Institutional Shares Return After Taxes on Distributions	4.95	12.32	4.79
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	5.88	11.43	4.56
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	5.49	12.83	1.83

*	Assumptions: All dividends and distributions reinvested.

[1]	The S&P 500® Index is an unmanaged index of 500 large U.S. companies.
[2]	The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

BNY Hamilton Large Cap Value Fund

84

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1) fees	None
Other expenses	0.19

Total annual operating expenses(a)(b)	0.79

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.80% of the Fund’s average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	81	252	439	978

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Large Cap Value Fund

85

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	11.81	11.19	10.76	10.01	7.86

Gain (loss) from investment operations:
Net investment income(a)	0.28	0.21	0.18	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.56	1.54	0.76	0.73	2.14

Total gain (loss) from investment operations	0.84	1.75	0.94	0.91	2.25
Dividends and distributions:
Dividends from investment income	(0.29)	(0.21)	(0.17)	(0.16)	(0.10)
Distributions from capital gains	(0.85)	(0.92)	(0.34)	—	—

Total dividends and distributions	(1.14)	(1.13)	(0.51)	(0.16)	(0.10)

Net asset value at end of year	11.51	11.81	11.19	10.76	10.01

Total investment return based on net asset value (%)(b)	7.07	15.84	8.74	9.21	28.72

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	329,281	361,395	310,927	236,631	129,318
Ratio of expenses (after reduction) to average net assets	0.79	0.78	0.80	0.80	0.80
Ratio of expenses (before reduction) to average net assets	0.79	0.78	0.81	0.91	1.10
Ratio of net investment income (after reduction) to average net assets	2.31	1.76	1.59	1.73	1.22
Portfolio turnover rate	34	59	43	37	12

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Value Fund

86

BNY HAMILTON

MULTI-CAP EQUITY FUND

Institutional Shares of this Fund are not open to investment at the present time. This Prospectus will be revised or supplemented at such time as the Institutional Shares are offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies Gannett Welsh & Kotler, LLC (“GW&K” or the “Sub-Advisor”), the Fund’s sub-advisor, believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. The Sub-Advisor selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The Sub-Advisor uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies that the Sub-Advisor believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund may also purchase securities that the Sub-Advisor believes are undervalued or attractively valued. The Sub-Advisor assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000® Index.

In addition to seeking capital appreciation, the Fund seeks to achieve current income by investing in securities with a history of paying dividends. The Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon the Sub-Advisor’s analysis of overall market conditions and the individual companies’ potential for growth or payment of dividends.

The Sub-Advisor intends to assemble a portfolio of securities diversified as to companies and industries. The Sub-Advisor expects that each economic sector within the Russell 3000® Index will be represented in the Fund’s portfolio. The Sub-Advisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

BNY Hamilton Multi-Cap Equity Fund

87

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the Sub-Advisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, or if the Sub-Advisor believes the security has become overvalued.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Since the emphasis of the Fund is on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

While the emphasis of the Fund is on growth stocks, many Fund holdings represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

If issuers of stocks in the Fund’s portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

BNY Hamilton Multi-Cap Equity Fund

88

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton Multi-Cap Equity Fund

89

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Because the Institutional Shares of the Fund have not been offered as of the date of this Prospectus, performance figures provided in the bar chart and table below are based on the performance of the Fund’s Class A Shares (formerly Investor Shares), which are offered through a different prospectus. The bar chart shows performance of the Fund’s Class A Shares, but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares of the Fund. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. Institutional Shares of the Fund will be invested in the same portfolio of securities as Class A Shares and will have substantially similar annual returns as those set forth in the bar chart and table. Performance of Institutional Shares, however, will differ from the performance of Class A Shares due to differences in expenses between those classes.

The Fund is the successor to the GW&K Equity Fund, which was a series of the registered investment company, the Gannet Welsh & Kotler Funds, that had an investment objective and policies, guidelines, and restrictions substantially similar to those of the Fund. The Fund commenced operations on 10/7/02 in connection with the consummation of the reorganization of the GW&K Equity Fund into the Fund. Performance information shown in the bar chart and table for Class A Shares for periods prior to 10/7/02 is based on the performance of the GW&K Equity Fund and reflects the GW&K Equity Fund’s total net annual operating expenses, which, due to similar investment adviser expense limitation arrangements in place for the GW&K Equity Fund and the Fund, have historically been the same as those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +24.53% Worst Quarter: Q3 ‘02 -21.54%

BNY Hamilton Multi-Cap Equity Fund

90

Average annual total returns (%) as of 12/31/07*
	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	-3.74	11.20	5.61
Class A Shares Return After Taxes on Distributions	-5.80	10.56	4.97
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	-0.10	9.65	4.74
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[1]	5.13	13.63	6.22

*	Assumptions: All dividends and distributions are reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.75
Distribution (12b-1 fees)	None
Other expenses	0.27

Total annual operating expenses(a)(b)	1.02

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 1.00% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years
Institutional Shares	104	325

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because Institutional Shares of the Fund had not yet been offered as of the fiscal year ended December 31, 2007, there are no financial highlights for the Institutional Shares of the Fund.

[1]	The Russell 3000® Index is an unmanaged index which represents the 3,000 largest U.S. companies.

BNY Hamilton Multi-Cap Equity Fund

91

BNY HAMILTON

MUNICIPAL ENHANCED YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. “Assets” means net assets plus the amount of borrowings for investment purposes. Up to 50% of the Fund’s Assets may be invested in securities that are subject to the federal alternative minimum tax.

The Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be subject to the investment limits described elsewhere in this section for obligations subject to federal income tax (20% of the Fund’s Assets) and obligations subject to the federal alternative minimum tax (50% of the Fund’s Assets).

The Fund may invest up to 35% of its Assets in unrated securities. The Fund may invest up to 50% of its assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated but determined by Gannett Welsh & Kotler, LLC (“GW&K” or the “Sub-Advisor”) to be of comparable credit quality). However, the Sub-Advisor normally expects that the average credit rating of the Fund’s portfolio will be Baa/BBB.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor’s views on the direction of interest rates.

The Sub-Advisor uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although the Fund seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. In particular, presently, a

BNY Hamilton Municipal Enhanced Yield Fund

92

significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently comprise a significant portion of the Fund’s portfolio.

The Fund normally expects to be fully invested in securities, the interest on which is exempt from federal income tax, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax.

Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security’s credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund’s performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market.

To the extent the Fund invests a significant portion of its assets in a particular sector or state or region, it may be particularly vulnerable to economic, political and other events affecting that sector, state, or region. In particular, because a significant portion of the Fund’s portfolio currently consists of hospital bonds, the Fund is subject to certain unique risks of the hospital sector. The hospital sector is subject to extensive government regulation, and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services. In addition, changes in the financial condition of an

BNY Hamilton Municipal Enhanced Yield Fund

93

individual municipal issuer can affect the overall municipal market.

High yield bonds or “junk bonds” in which the Fund may invest are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor or Sub-Advisor and subject the Fund to higher management risk than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Political or legal actions could change the tax-exempt status of the Fund’s dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security’s value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio’s securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

About Municipal Obligations

The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.

BNY Hamilton Municipal Enhanced Yield Fund

94

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q3 ‘06 +4.60% Worst Quarter: Q4 ‘07 -2.91%

Average annual total returns (%) as of 12/31/07*

	1 Year	Since Inception (12/30/05)[2]
Institutional Shares Return Before Taxes	-4.92	1.04
Institutional Shares Return After Taxes on Distributions	-6.47	-0.46
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	-3.17	0.05
Lehman Brothers U.S. Municipal Index (reflects no deduction for fees, expenses or taxes)[1]	3.36	4.10

*	Assumptions: All dividends and distributions reinvested.

[1]	The Lehman Brothers U.S. Municipal Index is an unmanaged index of U.S. municipal fixed income securities.
[2]	The Fund commenced operations on 12/30/05. Index comparisons begin on 12/30/05.

BNY Hamilton Municipal Enhanced Yield Fund

95

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares

Shareholder Fees (fees paid directly from your investment)	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1 fees)	None
Other expenses	1.26
Acquired Fund fees and expenses(a)	0.01

Total annual operating expenses(b)	1.77

(a)	“Acquired Fund fees and expenses” reflect the Acquired Funds’ total annual operating fees and expenses and set forth the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund’s most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)	The Advisor (as defined in “Investment Advisor”) has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.79% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	180	557	959	2,084

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Municipal Enhanced Yield Fund

96

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statement, is included in the annual report, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,		For the Period December 30, 2005* Through December 31, 2005
Institutional Shares	2007	2006

Per-Share Data ($)
Net asset value at beginning of period	10.33	10.00	10.00

Gain (Loss) from investment operations:
Net investment income(a)	0.42	0.38	—
Net realized and unrealized gain (loss) on investments	(0.91)	0.33	—

Total gain (loss) from investment operations	(0.49)	0.71	—
Dividends and distributions:
Dividends from net investment income	(0.42)	(0.38)	—
Distributions from capital gains	(0.05)	—	—

Total dividends and distributions	(0.47)	(0.38)	—

Net asset value at end of year	9.37	10.33	10.00

Total investment return based on net asset value (%)(b)	(4.92)	7.37	—

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	7,959	7,357	—	(1)
Ratio of expenses (after reduction) to average net assets	0.79	0.79	—
Ratio of expenses (before reduction) to average net assets	1.76	2.34	—
Ratio of net investment income (after reduction) to average net assets	4.18	3.96	—
Portfolio turnover rate	61	68	—

*	Commencement of offering of shares.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(1)	Less than $1,000.

BNY Hamilton Municipal Enhanced Yield Fund

97

BNY HAMILTON

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor’s 500® Composite Stock Index (the “S&P 500®”). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500®. The Fund invests substantially all of its Assets (as defined below) in stocks that comprise the S&P 500®. As of February 29, 2008, the S&P 500® included companies with market capitalizations of approximately $721.0 million to $482.6 billion. The Advisor (as defined in “Investment Advisor”) uses a full replication approach, in which all stocks in the S&P 500® generally are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the S&P 500®, its performance cannot exactly match the index because the Fund incurs operating expenses. The S&P 500® is an unmanaged group of common stocks, and therefore does not have these expenses.

The S&P 500® is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor’s based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The S&P 500® is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the index.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

BNY Hamilton S&P 500 Index Fund

98

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or the S&P 500® and/or could lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON S&P 500 INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton S&P 500 Index Fund (the “Fund”) unanimously approved an Agreement and

BNY Hamilton S&P 500 Index Fund

99

Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus BASIC S&P 500 Stock Index Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus BASIC S&P 500 Stock Index Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus BASIC S&P 500 Stock Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus BASIC S&P 500 Stock Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus BASIC S&P 500 Stock Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

   BNY Hamilton S&P 500 Index Fund

100

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q2 ‘03 +15.30% Worst Quarter: Q3 ‘02 -17.35%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	Since Inception (4/28/00)[2]
Institutional Shares Return Before Taxes	5.05	12.42	1.41
Institutional Shares Return After Taxes on Distributions	3.74	11.36	0.62
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	4.14	10.45	0.85
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	5.49	12.83	1.83

*	Assumptions: All dividends and distributions reinvested.

[1]	The S&P 500® Index is an unmanaged index of 500 large U.S. companies.
[2]	The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

BNY Hamilton S&P 500 Index Fund

101

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return. Since the Fund is “no-load,” shareholders pay no sales charges or out-of-pocket expenses upon purchasing or redeeming shares of the Fund.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.20
Distribution (12b-1) fees	None
Other expenses	0.26

Total annual operating expenses(a)(b)	0.46

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.35% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 Investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	47	148	258	579

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

   BNY Hamilton S&P 500 Index Fund

102

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	8.81	7.97	8.25	7.59	6.00

Gain (loss) from investment operations:
Net investment income(a)	0.16	0.14	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.29	1.07	0.25	0.66	1.58

Total gain (loss) from investment operations	0.45	1.21	0.38	0.79	1.68
Dividends and distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.12)	(0.13)	(0.09)
Distributions from capital gains	(0.38)	(0.24)	(0.54)	—	—

Total dividends and distributions	(0.54)	(0.37)	(0.66)	(0.13)	(0.09)

Net asset value at end of year	8.72	8.81	7.97	8.25	7.59

Total investment return based on net asset value (%)(b)	5.05	15.45	4.57	10.46	28.17

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	128,666	141,179	131,541	119,104	92,237
Ratio of expenses (after reduction) to average net assets	0.35	0.35	0.35	0.35	0.35
Ratio of expenses (before reduction) to average net assets	0.45	0.46	0.50	0.65	0.82
Ratio of net investment income (after reduction) to average net assets	1.77	1.64	1.54	1.70	1.44
Portfolio turnover rate	5	11	49	17	40

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton S&P 500 Index Fund

103

BNY HAMILTON

SMALL CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual security selection is the primary investment focus of Gannett Welsh & Kotler LLC (“GW&K” or the “Sub-Advisor”), the Fund’s sub-advisor, rather than industry allocation. The Sub-Advisor considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range of the Russell 2000® Index immediately following the Index’s most recent rebalancing. As of its most recent rebalancing, February 29, 2008, the Russell 2000® Index included companies with market capitalizations of approximately $24.6 million to $6.9 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used in an attempt to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used in an attempt to learn about a company’s operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Sub-Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund’s limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper or lower range used by the Russell 2000® Index. The Fund’s investment allocations to value and growth stocks may vary over time.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy). “Assets” means net assets plus the amount of borrowing for investment purposes.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of

   BNY Hamilton Small Cap Core Equity Fund

104

investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other. The Fund invests in both growth and value stocks. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

BNY Hamilton Small Cap Core Equity Fund

105

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP CORE EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Core Equity Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small

   BNY Hamilton Small Cap Core Equity Fund

106

Cap Stock Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They potentially can grow to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company’s ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Core Equity Fund

107

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q1 ‘06 +11.93% Worst Quarter: Q2 ‘06 -5.77%

Average annual total returns (%) as of 12/31/07*

	1 Year	Since Inception (3/2/05)[2]
Institutional Shares Return Before Taxes	4.90	9.66
Institutional Shares Return After Taxes on Distributions	3.27	8.98
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	4.73	8.18
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)[1]	-1.55	8.19

*	Assumptions: All dividends and distributions reinvested.

[1]	The Russell 2000® Index is an unmanaged index of small U.S. companies.
[2]	The Fund commenced operations on 3/2/05. Index comparisons begin on 3/2/05.

   BNY Hamilton Small Cap Core Equity Fund

108

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.75
Distribution (12b-1 fees)	None
Other expenses	0.25
Acquired Fund fees and expenses(a)	0.04

Total annual operating expenses(b)	1.04

(a)	“Acquired Fund fees and expenses” reflect the Acquired Funds’ total annual operating fees and expenses and set forth the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds’ assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund’s most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 1.00% of the Fund’s average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	106	331	574	1,271

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton Small Cap Core Equity Fund

109

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the period March 2, 2005 through December 31, 2005, and the years ended December 31, 2006 and 2007, has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statement, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,		For the period March 2, 2005* Through December 31, 2005
Institutional Shares	2007	2006

Per-Share Data ($)
Net asset value at beginning of period	12.26	11.15	10.00

Gain from investment operations:
Net investment income(a)	0.06	0.04	0.01
Net realized and unrealized gain on investments	0.57	1.19	1.15

Total gain from investment operations	0.63	1.23	1.16
Dividends and distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.01)
Distributions from capital gains	(1.07)	(0.08)	—

Total dividends and distributions	(1.11)	(0.12)	(0.01)

Net asset value at end of year	11.78	12.26	11.15

Total investment return based on net asset value (%)(b)	4.90	11.01	11.55

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	191,255	193,983	108,758
Ratio of expenses (after reduction) to average net assets	1.00	1.00	1.00	**
Ratio of expenses (before reduction) to average net assets	1.00	1.00	1.21	**
Ratio of net investment income (after reduction) to average net assets	0.46	0.32	0.11	**
Portfolio turnover rate	36	26	12

*	Commencement of offering of shares.
**	Annualized.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

   BNY Hamilton Small Cap Core Equity Fund

110

BNY HAMILTON

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual security selection is the Advisor’s (as defined in “Investment Advisor”) primary investment focus, rather than industry allocation. The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $3 billion, and companies that are represented in the S&P SmallCap 600 Index (without regard to their market capitalization). Within the universe of small-capitalization companies, the Fund targets those that the Advisor believes have had above-average earnings growth and that have exceeded market expectations. As of February 29, 2008, the S&P SmallCap 600 Index included companies with market capitalizations of approximately $64.0 million to $5.2 billion. The Fund emphasizes companies in this group that the Advisor believes are strong in niche markets, and thus exert more control over the pricing and supply in their markets. The Advisor seeks companies that it believes will achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that the Advisor believes may suggest growth include, among others:

•	expanded operations;

•	new products or technologies;

•	new distribution channels;

•	generally favorable industry conditions; and

•	revitalized company management.

The Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund’s limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $3 billion.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the

BNY Hamilton Small Cap Growth Fund

111

main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

Since the emphasis of the Fund is on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

   BNY Hamilton Small Cap Growth Fund

112

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Growth Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small Cap Stock Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration

BNY Hamilton Small Cap Growth Fund

113

statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow potentially to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company’s ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

   BNY Hamilton Small Cap Growth Fund

114

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of two broad-based securities indexes. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +54.82% Worst Quarter: Q3 ‘01 -20.79%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Institutional Shares Return Before Taxes	13.36	11.74	9.66
Institutional Shares Return After Taxes on Distributions	11.49	10.59	8.15
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	10.02	10.05	8.00
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	7.03	16.49	4.31
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)[2]	-0.30	16.04	9.03

*	Assumptions: All dividends and distributions reinvested.

[1]	The Russell 2000® Growth Index is an unmanaged index which consists of those securities found in the Russell 2000® Index with a greater than average growth orientation.
[2]	The S&P SmallCap 600 Index is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

BNY Hamilton Small Cap Growth Fund

115

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.75
Distribution (12b-1) fees	None
Other expenses	0.30

Total annual operating expenses(a)	1.05

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	107	334	579	1,283

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

   BNY Hamilton Small Cap Growth Fund

116

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	14.36	14.79	15.54	15.63	11.89

Gain (loss) from investment operations:
Net investment loss(a)	(0.06)	(0.10)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	2.00	1.32	(0.30)	0.93	4.53

Total gain (loss) from investment operations	1.94	1.22	(0.40)	0.83	4.46
Distributions:
Distributions from capital gains	(1.31)	(1.65)	(0.35)	(0.92)	(0.72)

Net asset value at end of year	14.99	14.36	14.79	15.54	15.63

Total investment return based on net asset value (%)(b)	13.36	8.53	(2.62)	5.59	37.73

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	101,686	133,040	555,298	731,151	456,239
Ratio of expenses to average net assets	1.05	0.95	0.91	0.98	1.06
Ratio of net investment loss to average net assets	(0.37)	(0.65)	(0.65)	(0.63)	(0.55)
Portfolio turnover rate	89	127	77	67	42

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

117

BNY HAMILTON

U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the “Lehman Bond Index”). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the Lehman Bond Index as closely as possible. Through the use of portfolio sampling, the Fund is substantially invested in bonds that comprise the Lehman Bond Index and invests at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the Lehman Bond Index, its performance cannot exactly match the index because the Fund incurs operating expenses. The Lehman Bond Index is an unmanaged index of bonds, and therefore does not have these expenses.

The Lehman Bond Index is a broad-based index that covers the U.S. investment-grade fixed-rate bond market and is comprised of investment-grade U.S. government and government agency bonds, corporate bonds, mortgage-backed bonds (including mortgage-backed securities issued or guaranteed by U.S. government agencies and mortgage-backed securities issued by private issuers) and asset-backed bonds. These bonds are denominated in U.S. dollars, and, in general, have remaining maturities (an average life calculation is used in the case of certain mortgage-backed and asset-backed securities) of at least one year. Investment-grade securities included in the Lehman Bond Index are securities rated Baa3/BBB- or above using the middle rating of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch, Inc. (“Fitch”), respectively. As of February 29, 2008, the average maturity of securities in the Lehman Bond Index was 6.97 years, and the credit quality of securities in the Index ranged from AAA+ to BBB- (by S&P) and from Aaa+ to Baa- (by Moody’s). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

   BNY Hamilton U.S. Bond Market Index Fund

118

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton U.S. Bond Market Index Fund

119

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. BOND MARKET INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Bond Market Index Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Bond Market Index Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Bond Market Index Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Bond Market Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Bond Market Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Bond Market Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

   BNY Hamilton U.S. Bond Market Index Fund

120

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns (%) as of 12/31/07

Best Quarter: Q3 ‘02 +4.73% Worst Quarter: Q2 ‘04 -2.49%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	Since Inception (4/28/00)[2]
Institutional Shares Return Before Taxes	6.81	4.16	6.26
Institutional Shares Return After Taxes on Distributions	4.87	2.38	4.14
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	4.38	2.50	4.08
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	6.97	4.43	6.55

*	Assumptions: All dividends and distributions reinvested.

[1]	The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.
[2]	The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

BNY Hamilton U.S. Bond Market Index Fund

121

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets and are reflected in the total return. Since the Fund is “no-load,” shareholders pay no sales charges or other out-of-pocket expenses upon purchasing or redeeming shares of the Fund.

Fee table

Institutional Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.20
Distribution (12b-1) fees	None
Other expenses	0.32

Total annual operating expenses(a)(b)	0.52

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares’ “Total annual operating expenses” to 0.35% of the Fund’s average daily net assets allocable to Institutional Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 Investment* ($)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	53	167	291	653

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

    BNY Hamilton U.S. Bond Market Index Fund

122

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Institutional Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	10.26	10.38	10.66	10.74	10.87

Gain (loss) from investment operations:
Net investment income(a)	0.50	0.47	0.43	0.42	0.38
Net realized and unrealized gain (loss) on investments	0.18	(0.07)	(0.21)	0.02	0.01

Total gain from investment operations	0.68	0.40	0.22	0.44	0.39
Dividends and distributions:
Dividends from net investment income	(0.54)	(0.52)	(0.50)	(0.52)	(0.51)
Distributions from capital gains	—	—	—	— [1]	(0.01)

Total dividends and distributions	(0.54)	(0.52)	(0.50)	(0.52)	(0.52)

Net asset value at end of year	10.40	10.26	10.38	10.66	10.74

Total investment return based on net asset value (%)(b)	6.81	4.03	2.10	4.25	3.69

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	101,587	85,871	90,402	93,791	149,107
Ratio of expenses (after reduction) to average net assets	0.35	0.35	0.35	0.35	0.35
Ratio of expenses (before reduction) to average net assets	0.52	0.53	0.54	0.61	0.62
Ratio of net investment income (after reduction) to average net assets	4.91	4.67	4.09	4.00	3.53
Portfolio turnover rate	32	30	114	73	131

1	Less than $0.01 per share.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton U.S. Bond Market Index Fund

123

ACCOUNT POLICIES

This Prospectus describes the Institutional Shares for each Fund. Institutional Shares do not have sales charges or 12b-1 fees and have generally lower operating expenses than other share classes of the Funds, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client (including any individual who is a client) of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., and who invests $1,000,000 or more in the aggregate in Institutional Shares is also eligible to invest in Institutional Shares through that registered investment advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of any BNY Hamilton Fund will be grandfathered for so long as they continue to hold Institutional Shares of a BNY Hamilton Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any BNY Hamilton Fund (including the Funds).

Once an investor makes an initial investment in the Institutional Shares of a Fund pursuant to the requirements described above, no minimum additional investment is required to purchase additional Institutional Shares of that Fund.

Other investors may purchase Investor Shares of the Index Funds, or Class A Shares of the other Funds. Please see the Investor Shares and Class A Shares Prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

Equity Funds. The Global Real Estate Securities Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, S&P 500 Index Fund, Small Cap Core Equity Fund and Small Cap Growth Fund (collectively, the “Equity Funds”) each calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). In the case of all such Funds, Shares are available on any business day that the NYSE is open, except the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund Shares are received by the Fund.

Fixed Income Funds. The Core Bond Fund, Enhanced Income Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund, and U.S. Bond Market Index Fund (collectively, the “Fixed Income Funds”) each calculates its net asset value per share (NAV) at the close of regular trading on the NYSE on each business day. Shares are available on any business day that both the NYSE and Federal Reserve Bank of New York are open, except the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. Each Fixed Income Fund will not calculate its NAV on any day that either the NYSE or Federal Reserve Bank of New York is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund.

    Account Policies

124

Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as “a Fund (or its designee)”) before the regular close of the NYSE will be executed at the NAV calculated at that day’s close.

Each Fund’s securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor’s Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund’s NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer’s financial developments, regulatory news or natural disasters affecting the issuer’s operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of Global Real Estate Securities Fund’s foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Core Bond Fund, Enhanced Income Fund, Global Real Estate Securities Fund, High Yield Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund, and Small Cap Growth Fund invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, with respect to the Global Real Estate Securities Fund, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ materially from recent market prices for the investment.

Account Policies

125

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account	Add to your investment

Mail

Send completed new account application and a check payable directly to each Fund you want to invest in to:

BNY Hamilton Funds, Inc.

P.O. Box 182785

Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Send a check payable directly to the applicable Fund to: BNY Hamilton Funds, Inc. P.O. Box 182785 Columbus, OH 43218-2785

Wire
The Funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to the Ohio address above. Call the transfer agent at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account at:	Instruct your bank to wire funds to:
The Bank of New York Mellon New York, NY 10286 ABA: 021000018 BNY Hamilton Funds DDA 8900275847 Attn: [your Fund] Ref: [your name, account number and taxpayer ID]	The Bank of New York Mellon New York, NY 10286 ABA: 021000018 BNY Hamilton Funds DDA 8900275847 Attn: [your Fund] Ref: [your name, account number and taxpayer ID]
Dealer
Note: a broker-dealer may charge a fee. Contact your broker-dealer.	Note: a broker-dealer may charge a fee. Contact your broker-dealer.

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund’s average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers’ checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

    Account Policies

126

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds	To redeem shares

Phone
Call 1-800-426-9363.	Call 1-800-426-9363.
The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
Your instructions should include: • your account number • names of the Funds and number of shares or dollar amount you want to exchange

Your instructions should include:

• your account number

• names of the Funds and number of shares or dollar amount you want to redeem

A signature guarantee is required whenever:

• you redeem more than $50,000

• you want to send the proceeds to a different address or to different banking institutions than what is on file

• you have changed your account address within the last 10 days

Dealer
Note: a broker-dealer may charge a fee.	Note: a broker-dealer may charge a fee.
Contact your broker-dealer.	Contact your broker-dealer.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day’s close minus the amount of any applicable redemption fee.

Minimum account balances. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds. You must exchange enough shares of a Fund to meet the minimum initial investment requirements of the class of shares of the Fund for which you are exchanging your existing shares.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

•	To suspend sale of shares to the public

•	To reject any purchase order

•	To reject any exchange request and to modify or terminate exchange privileges

Account Policies

127

•	To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

•

To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons’) identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). Securities used to redeem Fund shares will be valued as set forth under “Daily NAV Calculation.” A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fee. The Global Real Estate Securities Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. The day after your purchase order is accepted (i.e., trade day plus 1) is considered the first day for purposes of calculating the 30-day holding period. The fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading in the Funds and to ensure that short-term investors pay their share of a Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders. See “Abusive Trading” below. Shares of the Global Real Estate Securities Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to: redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of the shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. Notwithstanding the foregoing, a redemption fee may be charged in the event that the relevant Fund or the Advisor determines that any redemptions potentially falling into one of the catego-

    Account Policies

128

ries listed above are being used as part of an abusive trading strategy. In addition, the redemption fee may not be charged in certain other instances not listed above, provided that the Funds’ Board of Directors is informed of any such waiver. Your financial intermediary may not recognize the same exceptions to the imposition of a redemption fee as the Funds. Check with your financial intermediary for more details. For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds or any entity acting on behalf of the Funds (e.g., the Funds’ distributor and its affiliates).

In addition, the Global Real Estate Securities Fund and the International Equity Fund often do not have direct access to shareholder information and are dependent upon financial intermediaries to apply redemption fees to accounts held by such financial intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds may request information concerning individual shareholders, the Funds generally must rely on the financial intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such financial intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such financial intermediaries will assess, collect or remit such redemption fees. In addition, a redemption fee may not apply to certain other accounts to which application of a redemption fee is not technologically feasible.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund intends to distribute substantially all of its net investment income and net capital gain (that is, the excess of long-term capital gain over short-term capital gain), if any, each taxable year to the extent required to qualify as a regulated investment company under the Internal Revenue Code and generally to avoid federal income or excise tax.

We will send you a statement each year showing the tax status of all your distributions that you receive from us. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual-fund investing in our Statement of Additional Information.

The S&P 500 Index Fund declares and pays dividends quarterly, provided there is net investment income at the end of the fiscal quarter. The Global Real Estate Securities Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund and Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Each of the Fixed Income Funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The Enhanced Income Fund, High Yield Fund, Intermediate New York Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund and U.S. Bond Market Index Fund declare dividends of net investment income daily. The Core Bond Fund and Intermediate Government Fund declare dividends of net investment income monthly.

Distributions are automatically paid in the form of additional Fund shares. You may notify the transfer agent in writing to:

•	choose to receive dividends or distributions (or both) in cash; or

Account Policies

129

•	change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. You may owe taxes on Fund distributions even if they represent income or capital gain that the Fund earned before you invested in it (and thus were included in the price you paid for your shares).

Type of Distribution	Applicable Federal Tax Rates
“Qualified dividend income” from net investment income	Capital gains rates
Other dividends from net investment income	Ordinary income rates
Short-term capital gains	Ordinary income rates
Long-term capital gains	Capital gains rates
Dividends from net tax-exempt income	Tax-free

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, which are discussed below) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from “qualified dividend income” (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year.

With respect to each of the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, and the Municipal Enhanced Yield Fund (collectively, the “Tax-Exempt Funds”), if, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax- exempt interest obligations as “exempt-interest dividends.” As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as “exempt-interest dividends” generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the Assets of each of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, and not more than 50% of the Assets of the Municipal Enhanced Yield Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). The Supreme Court recently heard (but has not yet ruled on) an appeal of a state-court decision that might significantly affect the taxation of municipal bonds. You should consult your tax advisor for additional information on the consequences of your investment in the Funds, particularly in the Intermediate New York Tax-Exempt Fund.

Shareholders that receive social security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

   Account Policies

130

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund).

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund’s investments in certain debt securities, mortgage-backed securities and asset-backed securities, REIT and REMIC securities, and its derivatives activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

A Fund’s investment in foreign securities might generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global Real Estate Securities Fund and the International Equity Fund may be able to claim a credit or deduction with respect to foreign taxes, but it is unlikely that such credits will be available to shareholders of other Funds. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares and assuming the shares were held as capital assets. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as “market timing,” and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, in-

Account Policies

131

cluding by diluting the value of long-term Fund shareholders’ shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds’ transfer agent and the transfer agent forwards a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See “Making Exchanges/Redeeming Shares—Redemption fee” above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and

   Account Policies

132

procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds’ policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See “Making Exchanges/Redeeming Shares—Redemption fee” above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in “Daily NAV Calculation” above. These policies are reasonably designed to protect the Fund from “time zone arbitrage” with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds’ policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity Fund employ similar exceptions, which are described above in “Making Exchanges/Redeeming Shares—Redemption Fee”.

The Funds’ policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York (the “Advisor”), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would con-

Account Policies

133

tinue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund’s disclosure above for a more in-depth discussion of the Proposed Transactions.

The Advisor has appointed Gannett Welsh & Kotler, LLC (“GW&K” or a “Sub-Advisor”), located at 222 Berkeley St., Boston, MA 02116, as the sub-advisor for the Multi-Cap Equity Fund, Municipal Enhanced Yield Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $8 billion, as of December 31, 2007.

The Advisor has appointed Urdang Securities Management, Inc. (“Urdang” or a “Sub-Advisor”), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the sub-advisor for the Global Real Estate Securities Fund. Urdang, a wholly-owned subsidiary of The Bank of New York Company, Inc. since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2 billion as of December 31, 2007.

Subject to the general oversight of the Advisor, the Sub-Advisors provide continuing investment programs for the Funds they sub-advise and make investment decisions on their behalf.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund’s average daily net assets.

Fund	Fee
as a % of average daily net assets (net of any waivers or reimbursements)
BNY Hamilton Core Bond Fund	0.47
BNY Hamilton Enhanced Income Fund	0.02
BNY Hamilton Global Real Estate Securities Fund	0.76
BNY Hamilton High Yield Fund	0.55
BNY Hamilton Intermediate Government Fund	0.38
BNY Hamilton Intermediate New York Tax-Exempt Fund	0.34
BNY Hamilton Intermediate Tax-Exempt Fund	0.50
BNY Hamilton International Equity Fund	0.50
BNY Hamilton Large Cap Equity Fund	0.60
BNY Hamilton Large Cap Growth Fund	0.60
BNY Hamilton Large Cap Value Fund	0.60
BNY Hamilton Multi-Cap Equity Fund	0.73
BNY Hamilton Municipal Enhanced Yield Fund	0.00
BNY Hamilton S&P 500 Index Fund	0.10
BNY Hamilton Small Cap Core Equity Fund	0.75
BNY Hamilton Small Cap Growth Fund	0.75
BNY Hamilton U.S. Bond Market Index Fund	0.03

The Advisor, not the sub-advised Funds, pays the Sub-Advisors fees for their services rendered to those Funds.

A discussion of the basis for the Directors’ approval of each Fund’s investment advisory contract(s) is included in each Fund’s shareholder report for the period during which the Directors approved such

   Account Policies

134

contract(s), except that, in the case of a new Fund, a discussion of the basis for the Directors’ approval of the Fund’s initial investment advisory contract(s) will be included in the Fund’s initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton Core Bond Fund is managed by John Flahive, CFA, who is the director of fixed income in the Private Wealth Management Group of Mellon Asset Management (“Mellon”), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since November 1, 2007 and is responsible for all fixed income management within the Private Wealth Management Group. He has over 20 years of investment experience and has been a senior portfolio manager with Mellon since 1994. Prior to joining Mellon, he was a senior portfolio manager and vice president with Neuberger Berman Asset Management Inc., and a vice president and associate portfolio manager with T. Rowe Price Associates Inc.

BNY Hamilton Enhanced Income Fund is managed by Laurie Carroll and Ted Bair, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 3, 2008. Mr. Bair reports to Ms. Carroll, although both share equal portfolio management responsibilities in respect of the Fund. Ms. Carroll is also the Managing Director of Short Duration, Beta and Stable Value Strategies at Standish Mellon Asset Management (“Standish”), an affiliate of the Advisor. She joined Standish in 1986 as a portfolio manager for active core and short duration strategies. Ms. Carroll has been a participant in the fixed income market since 1981, when she was an assistant vice president for money market instruments at AIM Advisors, Inc. Mr. Bair is also a Senior Portfolio Manager for Short Duration Strategies at Standish, responsible for portfolio management in short duration, enhanced short duration, and futures overlay strategies. He joined Standish in 1995.

BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2006. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang’s real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm’s REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.

BNY Hamilton High Yield Fund is managed by Karen Bater, CFA, who has been a portfolio manager for the Advisor since 2007. She has managed the Fund since January 2, 2008. Ms. Bater is also Director of High Yield Strategies at Standish Mellon Asset Management (“Standish”), an affiliate of the Advisor. Ms. Bater is responsible for managing Standish’s High Yield portfolios. She joined Standish in 2007 from NWD (formerly Gartmore Global Investments). She joined NWD in 2000 and served as a senior portfolio manager. Prior to NWD, Ms. Bater was a portfolio manager at CoreStates Investment Advisors, which she joined in 1986.

BNY Hamilton Intermediate Government Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

Account Policies

135

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

BNY Hamilton International Equity Fund is managed by Denise Krisko and Lloyd Buchanan. Ms. Krisko is a Senior Portfolio Manager in the Advisor’s Index Fund Management Division and a Managing Director since 2005. She has been a manager of the Fund since that time. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. Buchanan has been a Portfolio Manager in the Advisor’s Index Fund Management Division and a Vice President since January 2002. He has been a manager of the Fund of the Fund since April 2003.

BNY Hamilton Large Cap Equity Fund is managed by Irene D. O’Neill, CFA, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O’Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning in 1981, where she served as a securities analyst and portfolio manager.

BNY Hamilton Large Cap Growth Fund is managed by Ms. O’Neill. She has managed the Fund since October 2005. Biographical information for Ms. O’Neill is set forth above under BNY Hamilton Large Cap Equity Fund.

BNY Hamilton Large Cap Value Fund is managed by Brian C. Ferguson and Julianne D. McHugh, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 25, 2008. Ms. McHugh reports to Mr. Ferguson, although both share equal portfolio management responsibilities with respect to the Fund. Mr. Ferguson is also the Director of US Large Capitalization Equities and a Portfolio Manager for US Large Capitalization Value and Dynamic Equity strategies at The Boston Company Asset Management (“TBCAM”), an affiliate of the Advisor. He joined TBCAM as an Equity Research Analyst on the US Small and Mid Capitalization Opportunistic Value Team, focusing on financial services and consumer related stocks. Mr. Ferguson launched TBCAM’s Mid-Capitalization Value Strategy and became co-Portfolio Manager of the Dreyfus Mid-Capitalization Value Fund. Prior to joining TBCAM in 1997, he was an Analyst on the Vanguard Windsor Fund at Wellington Management. Ms. McHugh is also a Portfolio Manager on TBCAM’s Large Capitalization Value Strategy. She is also an Equity Research Analyst on TBCAM’s Large Capitalization Value Investment Team, focusing on the financial and retail industries. Prior to joining TBCAM in 2004, Ms. McHugh was an Equity Analyst at State Street Research & Management, where she focused on the non-bank financial and retail sectors.

BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm’s Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996.

BNY Hamilton Municipal Enhanced Yield Fund is jointly managed by Nancy Angell, John Fox, Martin Tourigny and Brian Moreland. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Agnell joined GW&K in 1984, and she has been a Senior Vice President for more than five years. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President for more than five years. Ms. Agnell and Mr. Fox serve as Co-Heads of the firm’s Fixed Income department. Mr. Tourigny joined GW&K in 1994, and he has been a Vice

   Account Policies

136

President for more than five years. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund’s portfolio transactions. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and he is responsible for analyzing municipal credits. He has been a Vice President for more than five years.

BNY Hamilton S&P 500 Index Fund is managed by Ms. Krisko. She has managed the Fund since 2005. Biographical information for Ms. Krisko is set forth above under BNY Hamilton International Equity Fund.

BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005. Biographical information for Mr. White is set forth above under BNY Hamilton Multi-Cap Equity Fund.

BNY Hamilton Small Cap Growth Fund is managed by Dwight E. Cowden, CFA, who is a portfolio manager of the Mellon Small Cap Stock Fund and a portfolio manager at The Dreyfus Corporation (“Dreyfus”), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since December 3, 2007. Mr. Cowden has been a portfolio manager of the Mellon Small Cap Stock Fund and at Dreyfus since April 2002. He is also a vice president of Mellon Bank, N.A., which he joined in June 1996.

BNY Hamilton U.S. Bond Market Index Fund is managed by Nancy Rogers, who is a Senior Portfolio Manager for Index Strategies at Standish. She also has been an employee of the Advisor and has managed the Fund since November 1, 2007. She is responsible for managing and trading several large bond index portfolios, including separate, commingled, and mutual fund accounts. She joined Standish in 1987 and has over 20 years experience in bond indexing and has managed aggregate, government, credit, and custom indices.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

Account Policies

137

NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	account applications and other forms, which may include a customer’s name, address, Social Security number and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s accounts; and

•	correspondence (written, telephonic or electronic) between a customer or a customer’s representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

•

as permitted by law—for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder’s broker or agent, to resolve or to protect against customer fraud; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton Funds:

•

to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

•	to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

THIS PAGE IS NOT A PART OF THIS PROSPECTUS.

BNY Hamilton Funds Prospectus

April 25, 2008

Equity

Funds

Prospectus

Class A Shares

Global Real Estate Securities Fund

International Equity Fund

Large Cap Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Multi-Cap Equity Fund

Small Cap Core Equity Fund

Small Cap Growth Fund

Investor Shares

S&P 500 Index Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

5	BNY Hamilton Global Real Estate Securities Fund

12	BNY Hamilton International Equity Fund

19	BNY Hamilton Large Cap Equity Fund

26	BNY Hamilton Large Cap Growth Fund

33	BNY Hamilton Large Cap Value Fund

40	BNY Hamilton Multi-Cap Equity Fund

46	BNY Hamilton S&P 500 Index Fund

52	BNY Hamilton Small Cap Core Equity Fund

59	BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

66	Daily NAV Calculation

67	Distribution Arrangements/Sales Charges

69	Opening an Account/Purchasing Shares

71	Making Exchanges/Redeeming Shares

73	Distributions and Tax Considerations

75	Abusive Trading

77	Investment Advisor

78	Portfolio Managers

FOR MORE INFORMATION

Back Cover

FUND CUSIP NUMBERS

GLOBAL REAL ESTATE SECURITIES FUND

CUSIP Number: Class A Shares 05568J200

INTERNATIONAL EQUITY FUND

CUSIP Number: Class A Shares 05561M838

LARGE CAP EQUITY FUND

CUSIP Number: Class A Shares 05561M408

LARGE CAP GROWTH FUND

CUSIP Number: Class A Shares 05561M879

LARGE CAP VALUE FUND

CUSIP Number: Class A Shares 05561M697

MULTI-CAP EQUITY FUND

CUSIP Number: Class A Shares 05561M564

S&P 500 INDEX FUND

CUSIP Number: Investor Shares 05561M655

SMALL CAP CORE EQUITY FUND

CUSIP Number: Class A Shares 05561M390

SMALL CAP GROWTH FUND

CUSIP Number: Class A Shares 05561M853

BNY HAMILTON

GLOBAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”), with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund expects to invest at least 40% of its total assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund’s benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days’ prior notice of any change in this non- fundamental policy.) A company is “principally engaged” in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. (“Urdang” or the “Sub-Advisor”), the Fund’s sub-advisor. “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts, and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITS. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

In selecting investments for the Fund’s portfolio, the Sub-Advisor uses a proprietary approach to quantify

BNY Hamilton Global Real Estate Securities Fund

5

investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor’s Relative Value Model (“RVM”) securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security’s trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund’s investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

•	leverage;

•	growth rate;

•	market capitalization; and

•	property type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock’s premium or discount to net asset value—relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global™ (“NAI”) to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world’s largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI’s entire global database of fundamental real estate information. The Sub-Advisor believes that access to this database, as well as to NAI’s network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor’s coverage of the global real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI’s network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor’s investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund’s portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: changes in real estate values and property taxes, overbuilding, fluctuations in rental income, changes in interest rates,

BNY Hamilton Global Real Estate Securities Fund

6

changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund’s portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

The Sub-Advisor makes extensive use of NAI’s global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI’s global database and resources, which could have a negative impact on the Sub-Advisor’s ability to manage the Fund’s investments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

BNY Hamilton Global Real Estate Securities Fund

7

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Global Real Estate Securities Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Global Real Estate Securities Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Global Real Estate Securities Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Global Real Estate Securities Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Global Real Estate Securities Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to

BNY Hamilton Global Real Estate Securities Fund

8

be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Global Real Estate Securities Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Global Real Estate Securities Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares, but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q1 ’07 +6.11% Worst Quarter: Q4 ’07 -12.21%

BNY Hamilton Global Real Estate Securities Fund

9

Average annual total returns (%) as of 12/31/07*

	1 Year	Since Inception (12/29/2006)[2]
Class A Shares Return Before Taxes	-12.83	-12.76
Class A Shares Return After Taxes on Distributions	-13.36	-13.29
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	-8.32	-11.14
FTSE EPRA/NAREIT Global Real Estate Index[1] (reflects no deduction for fees, expenses or taxes)	-6.96	-6.96

*	Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table
	Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption Fee on shares held 30 days or fewer (as a % of amount redeemed or exchanged)	2.00	*
Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.85
Distribution (12b-1) fees	0.25
Other expenses	0.48

Total annual operating expenses(a)(b)	1.58

*	The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See “Making Exchanges/Redeeming Shares—Redemption Fees.”
(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include the Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares’ “Total annual operating expenses” to 1.50% of the Fund’s average daily net assets allocable to Class A Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	677	998	1,340	2,305

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

[1]	The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged index, generally representative of the broad US market of large-capitalization stocks. Investors cannot invest directly in any Index
[2]	The shares of the Fund were first offered on 12/29/06. Index comparisons begin on 12/31/06.

BNY Hamilton Global Real Estate Securities Fund

10

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual report, which is incorporated by reference in the Statement of Additional Information and available upon request.

Class A Shares	For the Year Ended December 31, 2007	For the Period December 29, 2006* Through December 31, 2006

Per-Share Data ($)
Net asset value at beginning of period	10.00	10.00

Gain (loss) from investment operations:
Net investment income (loss)(a)	0.18	—
Net realized and unrealized gain (loss) on investments	(0.97)	—

Total gain (loss) from investment operations	(0.79)	—

Dividends and distributions:
Dividends from net investment income	(0.17)	—

Net asset value at end of year	9.04	10.00

Total investment return based on net asset value (%)(b)	(8.00)	N/A

Ratios/Supplemental Data (%)
Net assets at end of year ($ x 1,000)	52	—	[1]
Ratio of net expenses to average net assets	1.50	—
Ratio of expenses (before reduction) to average net assets	1.58	—
Ratio of net investment income (loss) to average net assets	1.87	—
Portfolio turnover rate	73	N/A

*	Commencement of offering of shares.
1	Less than $1,000.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

BNY Hamilton Global Real Estate Securities Fund

11

BNY HAMILTON

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

The Advisor (as defined in “Investment Advisor”) will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor’s proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold ADRs representing 150-250 foreign issuers. The Fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Fund will invest in at least 10 different countries. As of February 29, 2008, the MSCI EAFE Index included companies with market capitalizations of approximately $126.0 million to $207.0 billion. The Fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities include DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The Fund may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in U.S. cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the

BNY Hamilton International Equity Fund

12

main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund’s portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S.

The Fund may invest in DRs issued as part of an unsponsored program where a depositary issues the DRs without a formal agreement with the company that issues the underlying securities. Unsponsored ADRs may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored DRs.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have sponsored or unsponsored DR programs but that might otherwise be attractive investments for the Fund.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

BNY Hamilton International Equity Fund

13

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERNATIONAL EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton International Equity Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon International Appreciation Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon International Appreciation Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon International Appreciation Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon International Appreciation Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to

BNY Hamilton International Equity Fund

14

be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon International Appreciation Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon International Appreciation Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Globalization and International Investing

With more than half of the world’s market opportunities outside the U.S., adding international funds to a shareholder’s portfolio may offer investors greater diversification than if they invested in a purely domestic portfolio. International markets have been experiencing many of the same dynamics that drove U.S. stock growth in the 1990s, which may include the following:

•	corporate restructurings

•	increased emphasis on shareholder value

•	growing pool of investors through retirement and other savings plans

Meanwhile, global competition has spurred many companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

15

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ’99 +29.49% Worst Quarter: Q3 ’02 -18.91%

Average annual total returns (%) as of 12/31/07*
	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	3.76	17.81	5.74
Class A Shares Return After Taxes on Distributions	2.99	17.28	5.25
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	2.43	15.41	4.78
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[1]	11.62	22.09	9.04

*	Assumptions: All dividends and distributions reinvested.

[1]	The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity Fund

16

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

	Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption Fee on shares held 30 days or fewer (as a % of amount redeemed or exchanged)	2.00	*

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.50
Distribution (12b-1) fees	0.25
Other expenses	0.19

Total annual operating expenses(a)	0.94

*	The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See “Making Exchanges/Redeeming Shares—Redemption Fees.”
(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	616	809	1,018	1,619

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

BNY Hamilton International Equity Fund

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Class A Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	15.27	12.47	11.19	9.77	7.29

Gain (loss) from investment operations:
Net investment income(a)	0.36	0.27	0.17	0.13	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.09	2.77	1.26	1.39	2.46

Total gain (loss) from investment operations	1.45	3.04	1.43	1.52	2.54
Dividends:
Dividends from net investment income	(0.35)	(0.24)	(0.15)	(0.10)	(0.06)

Net asset value at end of year	16.37	15.27	12.47	11.19	9.77

Total investment return based on net asset value (%)(b)	9.50	24.38	12.81	15.61	34.85

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	5,623	5,366	4,431	4,384	6,260
Ratio of expenses to average net assets	0.94	0.93	1.10	1.35	1.56
Ratio of net investment income to average net assets	2.20	1.92	1.49	1.25	1.01
Portfolio turnover rate	11	15	11	31	101

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton International Equity Fund

18

BNY HAMILTON

LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in large, established companies that the Advisor (as defined in “Investment Advisor”) believes have proven track records and the potential for superior relative earnings growth.

The Fund’s investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

•	potential for above average earnings and revenue growth;

•	sustainable competitive advantage;

•	strong or improving financial condition; and

•	earnings power that is either unrecognized or underestimated.

The Fund’s portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large- capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of

BNY Hamilton Large Cap Equity Fund

19

investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio

BNY Hamilton Large Cap Equity Fund

20

manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Equity Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Equity Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Equity Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Equity Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Equity Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Equity Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

BNY Hamilton Large Cap Equity Fund

21

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Equity Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Equity Fund

22

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ’99 +13.70% Worst Quarter: Q3 ’02 -13.05%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	5.12	11.50	5.07
Class A Shares Return After Taxes on Distributions	3.31	10.32	3.60
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	4.77	9.59	3.73
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	5.49	12.83	5.91

*	Assumptions: All dividends and distributions reinvested.

[1]	The S&P 500® Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Equity Fund

23

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1) fees	0.25
Other expenses	0.19

Total annual operating expenses(a)	1.04

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	625	839	1,069	1,729

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A shares.

BNY Hamilton Large Cap Equity Fund

24

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Class A Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	14.42	13.35	13.22	12.33	10.31

Gain (loss) from investment operations:
Net investment income(a)	0.10	0.10	0.10	0.25	0.23
Net realized and unrealized gain (loss) on investments and written options	1.48	2.03	0.73	0.86	1.99

Total gain (loss) from investment operations	1.58	2.13	0.83	1.11	2.22
Dividends and distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.15)	(0.22)	(0.20)
Distributions from capital gains	(1.29)	(0.98)	(0.55)	—	—

Total dividends and distributions	(1.39)	(1.06)	(0.70)	(0.22)	(0.20)

Net asset value at end of year	14.61	14.42	13.35	13.22	12.33

Total investment return based on net asset value (%)(b)	10.94	16.11	6.25	9.11	21.82

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	27,391	28,389	28,980	33,720	33,501
Ratio of expenses to average net assets	1.04	1.03	1.04	1.10	1.16
Ratio of net investment income to average net assets	0.69	0.69	0.75	1.99	2.12
Portfolio turnover rate	66	53	52	40	24

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Equity Fund

25

BNY HAMILTON

LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual stock selection, rather than industry allocation, is the Advisor’s (as defined in “Investment Advisor”) primary focus in investing the Fund’s assets. Fundamental financial analysis is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

•	potential for above-average, accelerating earnings or revenue growth;

•	favorable market positions;

•	improving operating efficiencies; and

•	increasing earnings per share (EPS).

The Fund’s portfolio generally includes large-capitalization stocks of 40 to 80 companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in large-capitalization stocks. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

Since the emphasis of the Fund is on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other

BNY Hamilton Large Cap Growth Fund

26

types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

BNY Hamilton Large Cap Growth Fund

27

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information pro vided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Growth Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Growth Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Growth Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Growth Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Growth Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Growth Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Growth Fund, nor is it a solicitation of any

BNY Hamilton Large Cap Growth Fund

28

proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Growth Fund

29

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +24.37% Worst Quarter: Q1 ‘01 -19.89%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	11.61	8.43	3.63
Class A Shares Return After Taxes on Distributions	9.77	6.99	2.27
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	9.67	7.00	2.77
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	11.82	12.11	3.83

*	Assumptions: All dividends and distributions reinvested.

[1]	The Russell 1000® Growth Index is an unmanaged index which consists of those securities found in the Russell 1000® Index with a greater than average growth orientation.

BNY Hamilton Large Cap Growth Fund

30

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1) fees	0.25
Other expenses	0.25

Total annual operating expenses(a)	1.10

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	631	856	1,099	1,795

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

BNY Hamilton Large Cap Growth Fund

31

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Class A Shares	2007	2006		2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	7.64	7.65		9.52	9.43	7.72

Gain (loss) from investment operations:
Net investment income (loss)(a)	0.01	—	(1)	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.35	0.44		(0.01)	0.24	1.71

Total gain (loss) from investment operations	1.36	0.44		(0.02)	0.30	1.75
Dividends and distributions:
Dividends from net investment income	(0.01)	—	(1)	—	(0.06)	(0.04)
Distributions from capital gains	(0.89)	(0.45)		(1.85)	(0.15)	—

Total dividends and distributions	(0.90)	(0.45)		(1.85)	(0.21)	(0.04)

Net asset value at end of year	8.10	7.64		7.65	9.52	9.43

Total investment return based on net asset value (%)(b)	17.79	6.04		(0.13)	3.31	22.72

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	4,127	5,487		8,126	10,758	17,988
Ratio of expenses to average net assets	1.10	1.09		1.08	1.11	1.15
Ratio of net investment income (loss) to average net assets	0.10	0.06		(0.06)	0.60	0.51
Portfolio turnover rate	52	51		101	90	20

(1)	Less than $0.01 per share.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Growth Fund

32

BNY HAMILTON

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In choosing stocks, The Fund’s portfolio managers focus on individual stock selection (a “bottom-up” approach) rather than forecasting stock market trends (a “top-down” approach), and look for value companies. A three-step value screening process is used to select stocks:

•	Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales ratios; these ratios are analyzed and compared against the market

•	Sound business fundamentals: a company’s balance sheet and income statement data are examined to determine the company’s financial history and outlook

•	Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers’ expectations.

The Fund’s portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest up to 20% of its Assets in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

BNY Hamilton Large Cap Value Fund

33

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

Since the emphasis of the Fund is on value stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

If issuers of stocks in the Fund’s portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral

BNY Hamilton Large Cap Value Fund

34

is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP VALUE FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly- owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Value Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Value Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Value Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Value Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Value Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Value Fund. If the Agreement is approved by Fund shareholders and certain other

BNY Hamilton Large Cap Value Fund

35

conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Value Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Value Fund

36

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. For periods prior to the commencement of operations of Class A Shares (5/21/02), performance information shown in the table for Class A Shares is based on the performance of the Fund’s Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares, but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘03 +13.37% Worst Quarter: Q4 ‘07 -3.45%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	Since Inception (4/28/00)[2]
Class A Shares Return Before Taxes	1.17	12.18	4.85
Class A Shares Return After Taxes on Distributions	-0.74	10.95	3.96
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	1.97	10.18	3.81
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	5.49	12.83	1.83

*	Assumptions: All dividends and distributions reinvested.

[1]	The S&P 500® Index is an unmanaged index of 500 large U.S. companies.
[2]	The Fund’s Institutional Shares commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

BNY Hamilton Large Cap Value Fund

37

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets and are reflected in the total return.

Fee table

Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.60
Distribution (12b-1) fees	0.25
Other expenses	0.19

Total annual operating expenses(a)(b)	1.04

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares’ “Total annual operating expenses” to 1.05% of the Fund’s average daily net assets allocable to Class A Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	625	839	1,069	1,729

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

BNY Hamilton Large Cap Value Fund

38

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Class A Shares’ operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($)
Net asset value at beginning of year	11.85	11.24	10.81	10.03	7.88

Gain (loss) from investment operations:
Net investment income(a)	0.25	0.18	0.15	0.15	0.09
Net realized and unrealized gain (loss) on investments	0.56	1.53	0.76	0.77	2.14

Total gain (loss) from investment operations	0.81	1.71	0.91	0.92	2.23
Dividends and distributions:
Dividends from net investment income	(0.26)	(0.18)	(0.14)	(0.14)	(0.08)
Distributions from capital gains	(0.85)	(0.92)	(0.34)	—	—

Total dividends and distributions	(1.11)	(1.10)	(0.48)	(0.14)	(0.08)

Net asset value at end of year	11.55	11.85	11.24	10.81	10.03

Total investment return based on net asset value (%)(b)	6.78	15.41	8.45	9.22	28.43

Ratios/Supplemental Data (%)
Net asset, end of year ($ x 1,000)	1,214	1,371	1,015	860	667
Ratio of expenses (after reduction) to average net assets	1.04	1.03	1.05	1.05	1.05
Ratio of expenses (before reduction) to average net assets	1.04	1.03	1.06	1.17	1.34
Ratio of net investment income (after reduction) to average net assets	2.04	1.50	1.33	1.42	0.99
Portfolio turnover rate	34	59	43	37	12

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Value Fund

39

BNY HAMILTON

MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies Gannett Welsh & Kotler, LLC (“GW&K” or the “Sub-Advisor”), the Fund’s Sub-Advisor, believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. The Sub-Advisor selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The Sub-Advisor uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies that the Sub-Advisor believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund may also purchase securities that the Sub-Advisor believes are undervalued or attractively valued. The Sub-Advisor assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000® Index.

In addition to seeking capital appreciation, the Fund seeks to achieve current income by investing in securities with a history of paying dividends. The Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon the Sub-Advisor’s analysis of overall market conditions and the individual companies’ potential for growth or payment of dividends.

The Sub-Advisor intends to assemble a portfolio of securities diversified as to companies and industries. The Sub-Advisor expects that each economic sector within the Russell 3000® Index will be represented in the Fund’s portfolio. The Sub-Advisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash

BNY Hamilton Multi-Cap Equity Fund

40

equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the Sub-Advisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, or if the Sub-Advisor believes the security has become overvalued.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Since the emphasis of the Fund is on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

While the emphasis of the Fund is on growth stocks, many Fund holdings represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

If issuers of stocks in the Fund’s portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign coun-

BNY Hamilton Multi-Cap Equity Fund

41

tries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton Multi-Cap Equity Fund

42

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

The Fund is the successor to the GW&K Equity Fund, which was a series of the registered investment company, the Gannet Welsh & Kotler Funds, that had an investment objective and policies, guidelines, and restrictions substantially similar to those of the Fund. The Fund commenced operations on 10/7/02 in connection with the consummation of the reorganization of the GW&K Equity Fund into the Fund. Performance information shown in the bar chart and table for Class A Shares for periods prior to 10/7/02 is based on the performance of the GW&K Equity Fund and reflects the GW&K Equity Fund’s total net annual operating expenses, which, due to similar investment adviser expense limitation arrangements in place for the GW&K Equity Fund and the Fund, have historically been the same as those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +24.53% Worst Quarter: Q3 ‘02 -21.54%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	-3.74	11.20	5.61
Class A Shares Return After Taxes on Distributions	-5.80	10.56	4.97
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	-0.10	9.65	4.74
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[1]	5.13	13.63	6.22

*	Assumptions: All dividends and distributions are reinvested.

[1]	The Russell 3000® Index is an unmanaged index which represents the 3,000 largest U.S. companies.

BNY Hamilton Multi-Cap Equity Fund

43

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.75
Distribution (12b-1 fees)	0.25
Other expenses	0.27

Total annual operating expenses(a)(b)	1.27

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares’ “Total annual operating expenses” to 1.25% of the Fund’s average daily net assets allocable to Class A Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	648	907	1,185	1,978

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A shares.

BNY Hamilton Multi-Cap Equity Fund

44

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Class A Shares[1]	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	16.90	15.22	14.24	12.81	9.77

Gain (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.09	0.10	0.07	0.04
Net realized and unrealized gain on investments	0.19	1.70	0.98	1.43	3.04

Total gain (loss) from investment operations	0.33	1.79	1.08	1.50	3.08
Dividends and distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.10)	(0.07)	(0.04)
Distributions from net realized gains	(2.08)	(0.01)	—	—	—

Total dividends and distributions	(2.22)	(0.11)	(0.10)	(0.07)	(0.04)

Net asset value at end of year	15.01	16.90	15.22	14.24	12.81

Total investment return based on net asset value (%)(b)	1.59	11.76	7.59	11.72	31.50

Ratios/Supplemental Data (%)
Net assets at end of year ($ x 1,000)	58,835	64,299	67,283	60,274	54,933
Ratio of net expenses to average net assets	1.25	1.25	1.25	1.25	1.25
Ratio of expenses (before reduction) to average net assets	1.27	1.26	1.28	1.45	1.55
Ratio of net investment income to average net assets	0.80	0.57	0.70	0.50	0.32
Portfolio turnover rate	25	7	10	22	24

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Multi-Cap Equity Fund

45

BNY HAMILTON

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor’s 500® Composite Stock Index (the “S&P 500®”). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500®. The Fund invests substantially all of its Assets (as defined below) in stocks that comprise the S&P 500®. As of February 29, 2008, the S&P 500® included companies with market capitalizations of approximately $721.0 million to $482.6 billion. The Advisor (as defined in “Investment Advisor”) uses a full replication approach, in which all stocks in the S&P 500® generally are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the S&P 500®, its performance cannot exactly match the index because the Fund incurs operating expenses. The S&P 500® is an unmanaged group of common stocks, and therefore does not have these expenses.

The S&P 500® is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor’s based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The S&P 500® is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the index.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund’s investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

BNY Hamilton S&P 500 Index Fund

46

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or the S&P 500® and/or could lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON S&P 500 INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton S&P 500 Index Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to

BNY Hamilton S&P 500 Index Fund

47

which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus BASIC S&P 500 Stock Index Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus BASIC S&P 500 Stock Index Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus BASIC S&P 500 Stock Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus BASIC S&P 500 Stock Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus BASIC S&P 500 Stock Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

BNY Hamilton S&P 500 Index Fund

48

PAST PERFORMANCE

The bar chart and the table below show summary performance information for Investor Shares of the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. For periods prior to the commencement of operations of Investor Shares (7/25/02), performance information shown in the table for Investor Shares is based on the performance of the Fund’s Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investor Shares annual total returns (%) as of 12/31/07

Best Quarter: Q2 ‘03 +15.07% Worst Quarter: Q4 ‘07 -3.49%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	Since Inception (4/28/00)[2]
Investor Shares Return Before Taxes	4.90	12.14	1.23
Investor Shares Return After Taxes on Distributions	3.68	11.19	0.51
Investor Shares Return After Taxes on Distributions and Sale of Fund Shares	4.04	10.28	0.74
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	5.49	12.83	1.83

*	Assumptions: All dividends and distributions reinvested.

[1]	The S&P 500® Index is an unmanaged index of 500 large U.S. companies.
[2]	The Fund’s Institutional Shares commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

BNY Hamilton S&P 500 Index Fund

49

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return. Since the Fund is “no-load,” shareholders pay no sales charges or out-of-pocket expenses upon purchasing or redeeming shares of the Fund.

Fee table

Investor Shares
Shareholder Fees	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.20
Distribution (12b-1) fees	0.25
Other expenses	0.26

Total annual operating expenses(a)(b)	0.71

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Investor Shares’ “Total annual operating expenses” to 0.60% of the Fund’s average daily net assets allocable to Investor Shares. The “Total annual operating expenses” listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Investor Shares	73	227	395	883

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

BNY Hamilton S&P 500 Index Fund

50

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Investor Shares’ operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Investor Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	8.81	7.98	8.26	7.60	6.00

Gain from investment operations:
Net investment income(a)	0.14	0.11	0.10	0.12	0.08
Net realized and unrealized gain on investments and futures	0.30	1.08	0.26	0.65	1.59

Total gain from investment operations	0.44	1.19	0.36	0.77	1.67
Dividends and distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.10)	(0.11)	(0.07)
Distributions from capital gains	(0.38)	(0.24)	(0.54)	—	—

Total dividends and distributions	(0.52)	(0.36)	(0.64)	(0.11)	(0.07)

Net asset value at end of year	8.73	8.81	7.98	8.26	7.60

Total investment return based on net asset value (%)(b)	4.90	15.04	4.29	10.20	27.90

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	1,191	1,445	871	1,265	692
Ratio of expenses (after reduction) to average net assets	0.60	0.60	0.60	0.60	0.60
Ratio of expenses (before reduction) to average net assets	0.71	0.71	0.76	0.89	1.06
Ratio of net investment income (after reduction) to average net assets	1.51	1.40	1.26	1.49	1.17
Portfolio turnover rate	5	11	49	17	40

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton S&P 500 Index Fund

51

BNY HAMILTON

SMALL CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual security selection is the primary investment focus of Gannett Welsh & Kotler LLC (“GW&K” or the “Sub-Advisor”), the Fund’s Sub-Advisor, rather than industry allocation. The Sub-Advisor considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range of the Russell 2000® Index immediately following the Index’s most recent rebalancing. As of its most recent rebalancing, February 29, 2008, the Russell 2000® Index included companies with market capitalizations of approximately $24.6 million to $6.9 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used in an attempt to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used in an attempt to learn about a company’s operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Sub-Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund’s limitations on investing in securities other than small- capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper or lower range used by the Russell 2000® Index. The Fund’s investment allocations to value and growth stocks may vary over time.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy). “Assets” means net assets plus the amount of borrowing for investment purposes.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

BNY Hamilton Small Cap Core Equity Fund

52

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or ex-tended periods can result in unpredictable declines in the value of the Fund’s investments.

Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other. The Fund invests in both growth and value stocks. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the

BNY Hamilton Small Cap Core Equity Fund

53

borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor (as defined in “Investment Advisor”) maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP CORE EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly- owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Core Equity Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are

BNY Hamilton Small Cap Core Equity Fund

54

satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small Cap Stock Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They potentially can grow to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company’s ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Core Equity Fund

55

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q1 ‘06 +11.86% Worst Quarter: Q2 ‘06 -5.86%

Average annual total returns (%) as of 12/31/07*

	1 Year	Since Inception (3/2/05)[2]
Class A Shares Return Before Taxes	-0.99	7.29
Class A Shares Return After Taxes on Distributions	-2.46	6.68
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	0.82	6.16
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)[1]	-1.55	8.19

*	Assumptions: All dividends and distributions reinvested.

[1]	The Russell 2000® Index is an unmanaged index of small U.S. companies.
[2]	The shares of the Fund were first offered on 3/2/05. Index comparisons begin on 3/2/05.

BNY Hamilton Small Cap Core Equity Fund

56

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None

Annual Operating Expenses (expenses that are deducted from Fund assets, as a % of average daily net assets)
Management fee	0.75
Distribution (12b-1 fees)	0.25
Other expenses	0.25
Acquired Fund fees and expenses(a)	0.04

Total annual operating expenses(b)	1.29

(a)	“Acquired Fund fees and expenses” reflect the Acquired Funds’ total annual operating fees and expenses and set forth the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund’s most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)	The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares’ “Total annual operating expenses” to 1.25% of the Fund’s average daily net assets allocable to Class A Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	649	913	1,195	2,000

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

BNY Hamilton Small Cap Core Equity Fund

57

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statement, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	For the Year Ended December 31,		For the period March 2, 2005[1] Through December 31, 2005
Class A Shares[1]	2007	2006

Per Share Data ($)
Net asset value at beginning of period	12.24	11.13	10.00

Gain (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.01	(0.01)
Net realized and unrealized gain on investments	0.55	1.19	1.14

Total gain from investment operations	0.58	1.20	1.13

Dividends and distributions:
Dividends from net investment income	(0.01)	(0.01)	—
Distributions from capital gains	(1.07)	(0.08)	—

Total dividends and distributions	(1.08)	(0.09)	—

Net asset value at end of year	11.74	12.24	11.13

Total investment return based on net asset value (%)(b)	4.49	10.78	11.30

Ratios/Supplemental Data (%)
Net asset, end of year ($ x 1,000)	1,854	1,852	1,400
Ratio of expenses (after reduction) to average net assets	1.25	1.25	1.25	[2]
Ratio of expenses (before reduction) to average net assets	1.25	1.25	1.47	[2]
Ratio of net investment income (loss) (after reduction) to average net assets	0.21	0.05	(0.14)[2]
Portfolio turnover rate	36	26	12

1	Commencement of offering of shares.
2	Annualized.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Small Cap Core Equity Fund

58

BNY HAMILTON

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual security selection is the Advisor’s (as defined in “Investment Advisor”) primary investment focus, rather than industry allocation. The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $3 billion, and companies that are represented in the S&P SmallCap 600 Index (without regard to their market capitalization). Within the universe of small-capitalization companies, the Fund targets those that the Advisor believes have had above-average earnings growth and that have exceeded market expectations. As of February 29, 2008, the S&P SmallCap 600 Index included companies with market capitalizations of approximately $64.0 million to $5.2 billion. The Fund emphasizes companies in this group that the Advisor believes are strong in niche markets, and thus exert more control over the pricing and supply in their markets. The Advisor seeks companies that it believes will achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that the Advisor believes may suggest growth include, among others:

•	expanded operations;

•	new products or technologies;

•	new distribution channels;

•	generally favorable industry conditions; and

•	revitalized company management.

The Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund’s limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $3 billion.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental “80%” policy.) “Assets” means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund’s performance. The following is a description of the

BNY Hamilton Small Cap Growth Fund

59

main risks of the Fund’s portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or ex-tended periods can result in unpredictable declines in the value of the Fund’s investments.

Since the emphasis of the Fund is on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund’s foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

BNY Hamilton Small Cap Growth Fund

60

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

•	The lending agent indemnifies the Fund against borrower default;

•	The Advisor’s collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager’s investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the “Advisor”), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the “BNY Hamilton Funds”), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation (“BNY Mellon”). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the “Board”) that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Growth Fund (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the “Proposed Transaction”). The Proposed Transaction is expected to be tax-free to you. The Fund’s expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small Cap Stock Fund, nor is it a solicitation of any proxy.

BNY Hamilton Small Cap Growth Fund

61

Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow potentially to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company’s ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth Fund

62

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund’s Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund’s single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%) as of 12/31/07

Best Quarter: Q4 ‘99 +54.71% Worst Quarter: Q3 ‘01 -20.81%

Average annual total returns (%) as of 12/31/07*

	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	7.17	10.36	8.90
Class A Shares Return After Taxes on Distributions	5.36	9.20	7.38
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	5.95	8.82	7.30
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	7.03	16.49	4.31
S&P SmallCap 600 (reflects no deduction for fees, expenses or taxes)[2]	-0.30	16.04	9.03

*	Assumptions: All dividends and distributions reinvested.

[1]	The Russell 2000® Growth Index is an unmanaged index which consists of those securities found in the Russell 2000® Index with a greater than average growth orientation.
[2]	The S&P SmallCap 600 Index is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

BNY Hamilton Small Cap Growth Fund

63

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. “Shareholder Fees” are charged directly to your account. “Annual Operating Expenses” are paid from Fund assets, and are reflected in the total return.

Fee table

Class A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of the offering price)	5.25
Maximum deferred sales charge (load) (as a percentage of the lower of the purchase price or current market value)	None
Maximum sales charge (load) imposed on reinvested dividends	None

Annual Operating Expenses (expenses that are deducted from fund assets, as a % of average daily net assets)
Management fee	0.75
Distribution (12b-1) fees	0.25
Other expenses	0.30

Total annual operating expenses(a)	1.30

(a)	The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds’ expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	650	915	1,200	2,010

*	Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

BNY Hamilton Small Cap Growth Fund

64

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund’s financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

	Year Ended December 31,
Class A Shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value at beginning of year	14.10	14.57	15.35	15.46	11.79

Gain (loss) from investment operations:
Net investment loss(a)	(0.10)	(0.13)	(0.13)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	1.97	1.31	(0.30)	0.95	4.51

Total gain (loss) from investment operations	1.87	1.18	(0.43)	0.81	4.39
Distributions:
Distributions from capital gains	(1.31)	(1.65)	(0.35)	(0.92)	(0.72)

Net asset value at end of year	14.66	14.10	14.57	15.35	15.46

Total investment return based on net asset value (%)(b)	13.10	8.39	(2.91)	5.59	37.46

Ratios/Supplemental Data (%)
Net assets, end of year ($ x 1,000)	3,790	6,581	74,414	95,024	54,456
Ratio of expenses to average net assets	1.30	1.18	1.16	1.23	1.31
Ratio of net investment loss to average net assets	(0.65)	(0.91)	(0.90)	(0.89)	(0.82)
Portfolio turnover rate	89	127	77	67	42

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

65

ACCOUNT POLICIES

Each Fund in this Prospectus, except for the S&P 500 Index Fund, is offered in Class A and Institutional share classes. The S&P 500 Index Fund is offered in Investor and Institutional share classes. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds’ Institutional Shares Prospectus.

The information below applies to each share class offered in this Prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). Shares are available on any business day that the NYSE is open, except the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund.

Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as “a Fund (or its designee)”) before the regular close of the NYSE will be executed at the NAV calculated at that day’s close, plus any applicable sales charges.

Each Fund’s securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor’s Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund’s NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer’s financial developments, regulatory news or natural disasters affecting the issuer’s operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of Global Real Estate Securities Fund’s foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Funds, except the S&P 500 Index Fund, invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, with respect to the Global Real Estate Securities Fund, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Al-

Account Policies

66

though the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ materially from recent market prices for the investment.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, International Equity Fund and Global Real Estate Securities Fund

Class A Shares
Sales Charge (Load)	A front-end sales charge will be imposed on shares purchased, declining from 5.25% as indicated below.
Distribution (12b-1)	Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Class A Shares.

Class A’s Front-End Sales Charge:
Amount of Purchase	Front-End Sales Charge as % of Offering Price[1,2]	Front-End Sales Charge as % of Net Amount Invested[2]
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or more	None	None

1	The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2	Because of rounding in the calculation of the offering price, the actual front-end sale charge paid by an investor may be higher or lower than the percentage noted above.

S&P 500 Index Fund

Investor Shares
Sales Charge (Load)	No front-end sales charge.
Distribution (12b-1)	Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the S&P 500 Index Fund allocable to Investor Shares.

Sales charges (load). Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percentage of the offering price of the shares as described in the tables above. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge.

Sales charge waivers. Shareholders who held, as of January 26, 2004, Investor Shares of a BNY Hamilton Fund whose Investor Shares have been re-

Account Policies

67

designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund.

In addition, Class A’s sales charges may be waived for employees of the Advisor or its affiliates; investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor; Directors of the Funds; legal counsel to the Funds or the Directors; certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information.

The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days’ prior notice to shareholders.

Sales charge reductions. Reduced sales charges are available to shareholders making larger purchases. (See “Distribution Arrangements/Sales Charges” above). In addition, you may qualify for reduced sales charges under the following circumstances:

•

Letter of Intent. You inform the Funds in writing that you intend to purchase enough Class A Shares of the Funds and of any other BNY Hamilton Funds over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

•

Right of Accumulation. When the value of Class A Shares of the Funds and of any other BNY Hamilton Funds you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

•

Combination Privilege. You may combine accounts of multiple BNY Hamilton Funds (excluding any BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

•	Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)	combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge (“Eligible Shares”); or

(b)	combining concurrent purchase of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge (“Other Shares”) with concurrent purchases of Eligible Shares.

Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s combined existing holdings of Eligible Shares.

•

Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the Global Real Estate Securities Fund or the International Equity Fund within a 30 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee.

Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Funds’ website, www.bnyhamilton.com. This information is free of

Account Policies

68

charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive a reduction in your Class A sales charge, you must let your financial advisor or the Funds’ transfer agent or distributor know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Funds’ transfer agent or distributor to provide certain information or records, such as account statements, in order to verify your eligibility for a reduced sales charge.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Class A Shares or Investor Shares, as applicable, of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares or Investor Shares, as applicable, of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

Minimum investment requirements

Account Type	Minimum initial investment		Minimum continuing investments		Minimum balance
IRA	$250		$25		N/A
Regular Account	$2,000	*	$100	*	$500
Automatic Investment Program	$500		$50		N/A

*	Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

Account Policies

69

OPENING AN ACCOUNT/PURCHASING SHARES, CONTINUED

Open an account	Add to your investment

Mail
Send completed new account application and a check payable directly to each Fund you want to invest in to:	Send a check payable directly to the applicable Fund to:

BNY Hamilton Funds, Inc. P.O. Box 182785 Columbus, OH 43218-2785	BNY Hamilton Funds, Inc. P.O. Box 182785 Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363	If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
The Funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to the Ohio address above. Call the transfer agent at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account at:	Instruct your bank to wire funds to:
The Bank of New York New York, NY 10286 ABA: 021000018 BNY Hamilton Funds DDA 8900275847 Attn: [your Fund] Ref: [your name, account number and taxpayer ID]	The Bank of New York New York, NY 10286 ABA: 021000018 BNY Hamilton Funds DDA 8900275847 Attn: [your Fund] Ref: [your name, account number and taxpayer ID]

Dealer
Note: a broker-dealer may charge a fee.	Note: a broker-dealer may charge a fee.
Contact your broker-dealer.	Contact your broker-dealer.

Automatic Investment Program
Automatic investments are withdrawn from your bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by whatever method you choose. Be sure to fill in the information required in section 3e of your new account application.	Once you specify a dollar amount (minimum $50), investments are automatic.
Your bank must be a member of the ACH (Automated Clearing House) system.	You can modify or terminate this service at any time by mailing a notice to:
BNY Hamilton Funds P.O. Box 182785 Columbus, OH 43218-2785

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund’s average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers’ checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

70

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum $500)	To redeem shares

Phone
Call 1-800-426-9363.	Call 1-800-426-9363.
The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
Your instructions should include:	Your instructions should include:
• your account number • names of the Funds and number of shares or dollar amount you want to exchange	• your account number • names of the Funds and number of shares or dollar amount you want to redeem

A signature guarantee is required whenever:

• you redeem more than $50,000

• you want to send the proceeds to a different address or to different banking institutions than what is on file

• you have changed your account address within the last 10 days

Dealer
Note: a broker-dealer may charge a fee.	Note: a broker-dealer may charge a fee.
Contact your broker-dealer.	Contact your broker-dealer.

Systematic Withdrawal
Requires $10,000 minimum fund balance	You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals: • declining balance • fixed dollar amount • fixed share quantity • fixed percentage of your account
Call 1-800-426-9363 for details.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day’s close, minus the amount of any applicable redemption fee.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds, usually without paying additional sales charges or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other BNY Hamilton Funds (See “Notes on Exchanges” below). Shares to be exchanged must have a value of at least $500. You must also exchange enough Class A or Investor Shares of a Fund

Account Policies

71

to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares.

Notes on exchanges. When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

•	To suspend sale of shares to the public

•	To reject any purchase order

•	To reject any exchange request and to modify or terminate exchange privileges

•	To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

•

To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemption In-Kind. The Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). Securities used to redeem Fund shares will be valued as set forth under “Daily NAV Calculation.” A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption fee. The Global Real Estate Securities Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. The day after your purchase order is accepted (i.e., trade day plus 1) is considered the first day for purposes of calculating the 30-day holding period. In each case, the fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading in the Funds and to ensure that short-term

Account Policies

72

investors pay their share of a Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders. See “Abusive Trading” below. Shares of the Global Real Estate Securities Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to: redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of the shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. Notwithstanding the foregoing, a redemption fee may be charged in the event that the relevant Fund or the Advisor determines that any redemptions potentially falling into one of the categories listed above are being used as part of an abusive trading strategy. In addition, the redemption fee may not be charged in certain other instances not listed above, provided that the Funds’ Board of Directors is informed of any such waiver. Your financial intermediary may not recognize the same exceptions to the imposition of a redemption fee as the Funds. Check with your financial intermediary for more details. For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds or any entity acting on behalf of the Funds (e.g., the Funds’ distributor and its affiliates).

In addition, the Global Real Estate Securities Fund and the International Equity Fund often do not have direct access to shareholder information and are dependent upon financial intermediaries to apply redemption fees to accounts held by such financial intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds may request information concerning individual shareholders, the Funds generally must rely on the financial intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such financial intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such financial intermediaries will assess, collect or remit such redemption fees. In addition, a redemption fee may not apply to certain other accounts to which application of a redemption fee is not technologically feasible.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund intends to distribute substantially all of its net investment income and net capital gain (that is, the excess of long-term capital gain over short-term capital gain), if any, each taxable year to the extent required to qualify as a regulated investment company under the Internal Revenue Code and generally to avoid federal income or excise tax.

We will send you a statement each year showing the tax status of all your distributions that you receive from us. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual-fund investing in our Statement of Additional Information.

The S&P 500 Index Fund declares and pays dividends quarterly, provided there is net investment income at the end of the fiscal quarter. The Global

Account Policies

73

Real Estate Securities Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund and Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Distributions are automatically paid in the form of additional Fund shares. You may notify the transfer agent in writing to:

•	choose to receive dividends or distributions (or both) in cash; or

•	change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. You may owe taxes on Fund distributions even if they represent income or capital gain that the Fund earned before you invested in it (and thus were included in the price you paid for your shares).

Type of Distribution	Applicable Federal Tax Rates
“Qualified dividend income” from net investment income	Capital gains rates
Other dividends from net investment income	Ordinary income rates
Short-term capital gains	Ordinary income rates
Long-term capital gains	Capital gains rates

For federal income tax purposes, distributions of net investment income that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from “qualified dividend income” (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). Distributions from the Funds are expected to be primarily capital gains.

A Fund’s investments in REIT securities and its derivatives activities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

A Fund’s investment in foreign securities might generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global Real Estate Securities Fund and the International Equity Fund may be able to claim a credit or deduction with respect to foreign taxes, but it is unlikely that such credits will be available to shareholders of other Funds. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor

Account Policies

74

who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares and assuming the shares are held as capital assets. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as “market timing,” and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including by diluting the value of long-term Fund shareholders’ shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds’ transfer agent and the transfer agent forwards a report

Account Policies

75

containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See “Making Exchanges/Redeeming Shares—Redemption fee” above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds’ policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See “Making Exchanges/ Redeeming Shares—Redemption fee” above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in “Daily NAV Calculation” above. These policies are reasonably designed to protect the Fund from “time zone arbitrage” with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds’ policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional

Account Policies

76

account information to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity Fund employ similar exceptions, which are described above in “Making Exchanges/Redeeming Shares—Redemption Fee”.

The Funds’ policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR

The investment advisor of the Funds is The Bank of New York (the “Advisor”), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of the Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund’s disclosure above for a more in-depth discussion of the Proposed Transactions.

The Advisor has appointed Gannett Welsh & Kotler, LLC (“GW&K” or a “Sub-Advisor”), located at 222 Berkeley St., Boston, MA 02116, as the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $8 billion, as of December 31, 2007.

The Advisor has appointed Urdang Securities Management, Inc. (“Urdang” or a ”Sub-Advisor”), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the sub-advisor for the Global Real Estate Securities Fund. Urdang, a wholly-owned subsidiary of The Bank of New York Company, Inc. since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2 billion as of December 31, 2007.

Subject to the general oversight of the Advisor, the Sub-Advisors provide continuing investment programs for the Funds they sub-advise and make investment decisions on their behalf.

Account Policies

77

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund’s average daily net assets.

Fund	Fee
as a % of average daily net assets (net of any waivers or reimbursements)
BNY Hamilton Global Real Estate Securities Fund	0.76
BNY Hamilton International Equity Fund	0.50
BNY Hamilton Large Cap Equity Fund	0.60
BNY Hamilton Large Cap Growth Fund	0.60
BNY Hamilton Large Cap Value Fund	0.60
BNY Hamilton Multi-Cap Equity Fund	0.73
BNY Hamilton S&P 500 Index Fund	0.10
BNY Hamilton Small Cap Core Equity Fund	0.75
BNY Hamilton Small Cap Growth Fund	0.75

The Advisor, not the sub-advised Funds, pays the Sub-Advisors fees for their services rendered to those Funds.

A discussion of the basis for the Directors’ approval of each Fund’s investment advisory contract(s) is included in the Fund’s shareholder report for the period during which the Directors approved such contract(s), except that, in the case of a new Fund, a discussion of the basis for the Director’s approval of the Fund’s initial investment advisory contract(s) will be included in the Fund’s initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2006. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang’s real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm’s REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.

BNY Hamilton International Equity Fund is managed by Denise Krisko and Lloyd Buchanan. Ms. Krisko is a Senior Portfolio Manager in the Advisor’s Index Fund Management Division and a Managing Director since 2005. She has been a manager of the Fund since that time. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. Buchanan has been a Portfolio Manager in the Advisor’s Index Fund Management Division and a Vice President since January 2002. He has been a manager of the Fund of the Fund since April 2003.

Account Policies

78

BNY Hamilton Large Cap Equity Fund is managed by Irene D. O’Neill, CFA, who has been a Managing Director of the Advisor since 2006, and prior thereto had been a Vice President for more than five years. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O’Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.

BNY Hamilton Large Cap Growth Fund is managed by Ms. O’Neil. She has managed the Fund since October 2005. Biographical information for Ms. O’Neil is set forth above under BNY Hamilton Large Cap Equity Fund.

BNY Hamilton Large Cap Value Fund is managed by Brian C. Ferguson and Julianne D. McHugh, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 25, 2008. Ms. McHugh reports to Mr. Ferguson, although both share equal portfolio management responsibilities with respect to the Fund. Mr. Ferguson is also the Director of US Large Capitalization Equities and a Portfolio Manager for US Large Capitalization Value and Dynamic Equity strategies at The Boston Company Asset Management (“TBCAM”), an affiliate of the Advisor. He joined TBCAM as an Equity Research Analyst on the US Small and Mid Capitalization Opportunistic Value Team, focusing on financial services and consumer related stocks. Mr. Ferguson launched TBCAM’s Mid-Capitalization Value Strategy and became co-Portfolio Manager of the Dreyfus Mid-Capitalization Value Fund. Prior to joining TBCAM in 1997, he was an Analyst on the Vanguard Windsor Fund at Wellington Management. Ms. McHugh is also a Portfolio Manager on TBCAM’s Large Capitalization Value Strategy. She is also an Equity Research Analyst on TBCAM’s Large Capitalization Value Investment Team, focusing on the financial and retail industries. Prior to joining TBCAM in 2004, Ms. McHugh was an Equity Analyst at State Street Research & Management, where she focused on the non-bank financial and retail sectors.

BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm’s Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996.

BNY Hamilton S&P 500 Index Fund is managed by Ms. Krisko. She has managed the Fund since 2005. Biographical information for Ms. Krisko is set forth above under BNY Hamilton International Equity Fund.

BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005. Biographical information for Mr. White is set forth above under BNY Hamilton Multi-Cap Equity Fund.

BNY Hamilton Small Cap Growth Fund is managed by Dwight E. Cowden, CFA, who is a portfolio manager of the Mellon Small Cap Stock Fund and a portfolio manager at The Dreyfus Corporation (“Dreyfus”), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since December 3, 2007. Mr. Cowden has been a portfolio manager of the Mellon Small Cap Stock Fund and at Dreyfus since April 2002. He is also a vice president of Mellon Bank, N.A., which he joined in June 1996.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

Account Policies

79

NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	account applications and other forms, which may include a customer’s name, address, Social Security number and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s accounts; and

•	correspondence (written, telephonic or electronic) between a customer or a customer’s representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

•

as permitted by law—for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder’s broker or agent, to resolve or to protect against customer fraud; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton Funds:

•

to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

•	to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

THIS PAGE IS NOT PART OF THIS PROSPECTUS

For More Information

Annual and Semi-Annual Reports

These include commentary from each Fund’s portfolio manager(s) on the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year, detailed performance data, a complete inventory of the Fund’s securities and a report from the Fund’s auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds’ policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds

PO Box 182785

Columbus, OH 43218-2785

1-800-426-9363

These documents are also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information also may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

For information on the operation of the SEC’s public reference room where these documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654

BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219

PU-AC-EQ-04/08

BNY HAMILTON FUNDS, INC.

Statement of Additional Information

BNY Hamilton Core Bond Fund

BNY Hamilton Enhanced Income Fund

BNY Hamilton Global Real Estate Securities Fund

BNY Hamilton High Yield Fund

BNY Hamilton Intermediate Government Fund

BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY Hamilton Intermediate Tax-Exempt Fund

BNY Hamilton International Equity Fund

BNY Hamilton Large Cap Equity Fund

BNY Hamilton Large Cap Growth Fund

BNY Hamilton Large Cap Value Fund

BNY Hamilton Multi-Cap Equity Fund

BNY Hamilton Municipal Enhanced Yield Fund

BNY Hamilton S&P 500 Index Fund

BNY Hamilton Small Cap Core Equity Fund

BNY Hamilton Small Cap Growth Fund

BNY Hamilton U.S. Bond Market Index Fund

April 25, 2008

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE, AND SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT PROSPECTUSES, EACH DATED APRIL 25, 2008 , AS SUPPLEMENTED OR AMENDED FROM TIME TO TIME THEREAFTER. INFORMATION FROM THE PROSPECTUSES AND THE ANNUAL REPORT TO SHAREHOLDERS OF EACH FUND LISTED ABOVE (IF AVAILABLE) IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. THE PROSPECTUSES AND ANNUAL REPORT MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON DISTRIBUTORS, LLC, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363, OR BY VISITING THE FUNDS’ WEBSITE AT WWW BNYHAMILTON.COM.

2

GENERAL

BNY Hamilton Funds, Inc. (“BNY Hamilton”), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund (the “Large Cap Equity Fund”), BNY Hamilton Large Cap Value Fund (the “Large Cap Value Fund”), BNY Hamilton Large Cap Growth Fund (the “Large Cap Growth Fund”), BNY Hamilton Small Cap Growth Fund (the “Small Cap Growth Fund”), BNY Hamilton Small Cap Core Equity Fund (the “Small Cap Core Equity Fund”), BNY Hamilton Multi-Cap Equity Fund (the “Multi-Cap Equity Fund”), BNY Hamilton International Equity Fund (the “International Equity Fund”), BNY Hamilton Intermediate Government Fund (the “Intermediate Government Fund”), BNY Hamilton Core Bond Fund (the “Core Bond Fund”), BNY Hamilton Enhanced Income Fund (the “Enhanced Income Fund”), BNY Hamilton Intermediate New York Tax-Exempt Fund (the “New York Tax-Exempt Fund”), BNY Hamilton Intermediate Tax-Exempt Fund (the “Intermediate Tax-Exempt Fund”), BNY Hamilton S&P 500 Index Fund (the “S&P 500 Index Fund”), BNY Hamilton U.S. Bond Market Index Fund (the “U.S. Bond Market Index Fund”), BNY Hamilton High Yield Fund (the “High Yield Fund”), BNY Hamilton Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”), BNY U.S. Government Money Fund, BNY 100% U.S. Treasury Securities Money Fund, BNY Global Real Estate Securities Fund (the “Global Real Estate Fund”) and BNY Tax-Exempt Money Fund. Each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY U.S. Government Money Fund, BNY 100% U.S. Treasury Securities Fund, and BNY Tax-Exempt Money Fund is referred to as a “Money Market Fund” and each of the other series of BNY Hamilton is referred to as a “Fund” or collectively, the “Funds.” Disclosure with respect to the Money Market Funds is contained in a separate Statement of Additional Information, dated April 15, 2008.

The Bank of New York (the “Advisor”) serves as investment advisor to each of the Funds. Prior to March 31, 2008, Estabrook Capital Management, LLC, a wholly-owned subsidiary of The Bank of New York, served as the sub-advisor to the Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly-owned subsidiary of The Bank of New York, serves as the sub-advisor to the Multi-Cap Equity Fund, Small Cap Core Equity Fund and Municipal Enhanced Yield Fund. Prior to January 2, 2008, Seix Investment Advisors Inc. served as the sub-advisor to the High Yield Fund. Urdang Securities Management, Inc., a wholly-owned subsidiary of The Bank of New York Company, Inc., serves as the sub-advisor to the Global Real Estate Fund. This Statement of Additional Information provides additional information with respect to all the Funds other than the Money Market Funds and should be read in conjunction with the current Prospectuses relating to each such Fund.

Throughout this Statement of Additional Information, the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund and the Global Real Estate Fund are collectively referred to as the “Equity Funds”; the Intermediate Government Fund, the Core Bond Fund, the Enhanced Income Fund, the High Yield Fund and the U.S. Bond Market Index Fund are collectively referred to as the “Taxable Fixed Income Funds”; and the Intermediate New York Tax-Exempt Fund, the Municipal Enhanced Yield Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the “Tax-Exempt Fixed Income Funds.” The S&P 500 Index Fund and the U.S. Bond Market Index Fund are together referred to as the “Index Funds.” The Taxable Fixed Income Funds and Taxable Fixed Income Funds are together referred to as the “Fixed Income Funds.”

INVESTMENT OBJECTIVES AND POLICIES

The following discussion supplements the information regarding the investment objectives and policies of the respective Funds as set forth in their respective Prospectuses. The following describes the types of investments and investment practices that the Funds are generally permitted (but not required) to make or engage in, subject to each Fund’s investment objectives, policies and restrictions. The table indicates which Funds may

3

engage in each of these practices. Each Fund may, however, make other types of investments or engage in other types of investment practices provided they are consistent with the Fund’s investment objectives, policies and restrictions.

Investment Practices	Funds

Equity Investments

Common Stock	Equity Funds

Preferred Stock	Equity Funds

Convertible Securities	All Funds other than Tax-Exempt Funds

Depositary Receipts	Equity Funds

Government and Money Market Instruments

United States Government Obligations	All Funds

Foreign Government Obligations	All Funds other than Tax-Exempt Funds, Intermediate Government Fund and U.S. Bond Market Index Fund

Bank Obligations	All Funds

Commercial Paper	All Funds

Repurchase Agreements	All Funds

Real Estate Securities	All Funds other than Tax-Exempt Funds

Asset-Backed Securities	All Funds

Collateralized Debt Obligations	All Funds other than Tax-Exempt Funds and Intermediate Government Fund

Corporate and Other Debt Securities	All Funds other than Tax-Exempt Funds and Intermediate Government Fund

Zero Coupon Securities	All Funds

Mortgage-Backed Securities	All Funds other than Tax-Exempt Funds

Warrants and Rights	Equity Funds

Foreign Investments	All Funds other than Tax-Exempt Funds and Intermediate Government Fund

Municipal Obligations	All Funds other than Equity Funds

Below Investment Grade Securities	Equity Funds, High Yield Fund, Core Bond Fund, Enhanced Income Fund and Municipal Enhanced Yield Fund

When-Issued and Delayed Delivery Securities	All Funds

Forward Commitments	All Funds

Other Investment Company Securities	All Funds

Reverse Repurchase Agreements	All Funds

Loans of Portfolio Securities	All Funds other than Tax-Exempt Funds and Intermediate Government Fund

4

Investment Practices	Funds

Illiquid Investments; Privately Placed and Certain Unregistered Securities	All Funds other than S&P 500 Index Fund

Guaranteed Investment Contracts	All Funds other than Tax-Exempt Fund, Intermediate Government Fund and U.S. Bond Market Index Fund

Floating Rate and Variable Rate Demand Notes	All Funds

Participations	All Funds

Derivative Instruments	All Funds

Certain Foreign Currency Transactions	All Funds other than Tax-Exempt Funds and Intermediate Government Fund

Structured Notes and Other Hybrid Instruments	All Funds

Equity Investments

The Funds listed above may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter market. More information on the various types of equity investments in which the Funds listed above may invest appears in the Prospectuses for the Funds and below.

Common Stock. Such equity investments may include common stocks, including the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of

5

issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Convertible Securities. The Funds listed above may invest in convertible securities, including debt securities and preferred stock that (i) may be converted into common stock or (ii) carry the right to purchase common stock. A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. The holder of a convertible security generally may exchange the convertible security for a specified number of shares of common stock, usually of the same company, at specified prices, within a certain period of time. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit

6

quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Depositary Receipts. The Funds listed above may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), as well as in New York Shares (“NYSs”) (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York by brokers executing the purchases or sales.

An NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, and the mechanics of NYSs and the associated risks are very similar to those of ADRs. NYSs are used primarily by Dutch companies.

Government and Money Market Instruments

As discussed in the Prospectuses, the Funds listed above may invest in cash equivalents to the extent that such investments are consistent with its investment objectives, policies and restrictions. A description of the various types of cash equivalents that may be purchased by a Fund appears below. See “Quality and Diversification Requirements.”

United States Government Obligations. The Funds listed above may invest in obligations issued or guaranteed by the United States Government or by its agencies, instrumentalities, or government-sponsored enterprises. Obligations issued or guaranteed by federal agencies, instrumentalities, or government-sponsored enterprises may or may not be backed by the “full faith and credit” of the United States Government. Securities that are backed by the full faith and credit of the United States Government include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency, instrumentality or other governmental unit issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency, instrumentality, or other unit does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the

7

Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds listed above may invest in obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities will be denominated in United States dollars, except that the Equity Funds, the Enhanced Income Fund and the Core Bond Fund may invest in securities that are denominated in other currencies (including the local currency of the governmental issuer). Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments. See “Foreign Investments” below.

Bank Obligations. The Funds listed above may invest in negotiable certificates of deposit, bank notes, time deposits and bankers’ acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as “Euros”) and (iii) United States branches of foreign banks of equivalent size (known as “Yankees”). Yankees are denominated in U.S. dollars, whereas Euros may be denominated in U.S. dollars or foreign currencies. A Fund will not invest in obligations for which the Advisor, any applicable sub-advisor or any of their affiliated persons is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments.

Commercial Paper. The Funds listed above may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each as defined below). Commercial paper is a money market instrument issued by banks, corporations, or other borrowers to raise money for short-term purposes. Commercial paper is typically unsecured, and generally has a maturity ranging from 1 to 270 days.

Master notes (“Master Notes”) are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor or applicable sub-advisor acting as agent, for no additional fee, in its capacity as investment advisor or sub-advisor, as applicable, to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or the applicable sub-advisor (if any) or their affiliates pursuant to arrangements permitting the Advisor or sub-advisor, as applicable, to loan monies from those accounts on the Funds’ or other clients’ behalf. Interest and principal payments made by the borrower are credited to such accounts. Generally, on a daily basis, the Advisor or the applicable sub-advisor has the right to increase or decrease the amount provided to the borrower under such Master Notes, and the borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

The interest rate on Master Notes is tied to a specified reference rate and, therefore, it will fluctuate along with such reference rate. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor or the applicable sub-advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined

8

by the Advisor or the applicable sub-advisor to have a credit quality that satisfies the Funds’ credit quality restrictions, as described below in “Quality and Diversification Requirements.” Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand.

Repurchase Agreements. The Funds listed above may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the “Directors”). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.

A Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and each Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds’ custodian (the “Custodian”). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, a Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by a Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See “Investment Restrictions.”

Real Estate Securities

Global Real Estate Fund invests primarily in equity securities of companies principally engaged in the real estate sector, including real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers principally engaged in the real estate sector. The other Funds listed above also may invest in such investments. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a discussion of special tax considerations relating to the Funds’ investments in REITs. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

9

REITs and other companies which invest in real estate or interests therein are subject to risks associated with the real estate sector, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities. Investing in REITs involves certain additional unique risks. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. REITs are also subject to self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the Investment Company Act of 1940, as amended (the “1940 Act”).

A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

In addition, the Taxable Fixed Income Funds may invest in debt securities issued by REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs described above.

Asset-Backed Securities

The Funds listed above may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as automobile loans or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities in general, however, are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, as well as risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

10

Collateralized Debt Obligations. The Funds listed above may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The Funds will only invest in tranches of a CBO or CLO that comply with the Funds’ credit quality requirements. See “Quality and Diversification Requirements” below.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate and Other Debt Securities

The Funds listed above, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Each Fund listed above also may invest in certain other types of debt securities issued by domestic and foreign sovereign and private issuers.

Zero Coupon Securities

The Funds listed above may invest in zero coupon securities, including STRIPS (as defined below). Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic

11

payments of interest (referred to as coupon payments). Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities are usually traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. This risk is greater when the period to maturity is longer. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and lock in a rate of return to maturity. In addition, investing in zero coupon securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, mortgage-backed securities owned by a Fund that were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon securities, the value of which would be expected to increase when interest rates decline.

Even though zero coupon securities do not pay current interest in cash, current federal tax law requires the Funds to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Funds could be required to liquidate other investments at times in order to satisfy their distribution requirements.

The principal and interest components of U.S. Treasury notes and bonds are eligible to be traded independently under the Separate Trading of Registered Interest and Principal or Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury obligations with comparable maturities. As with other zero coupon securities, the only time an investor receives a payment from STRIPS is at maturity and a STRIPS’ value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

Mortgage-Backed Securities

Each of the Funds listed above may invest in mortgage-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. This risk is described more fully in “Mortgage Pass-Through Securities” below. Certain debt securities are also secured with collateral consisting of mortgage-backed securities. See “Collateralized Mortgage Obligations” below.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

12

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the volatility of such security can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (‘‘FNMA’’) or the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’). The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

The FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

13

The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of Mortgage Pass-Through Securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-backed security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-backed securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a Mortgage Pass-Through Security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of Mortgage Pass-Through Securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are typically issued by U.S. Government agencies such as GNMA, FHLMC, or FNMA, though they may also be issued by private firms.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Backed Securities. Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-backed securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

14

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See “Other Mortgage-backed Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest

15

and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Warrants and Rights

The Funds listed above may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. A Fund may use warrants in a manner similar to its use of options on securities, as described below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Foreign Investments

The Funds listed above may invest in foreign issuers or in securities principally traded outside the United States.

General. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, or legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities, and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See “Taxes.” In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in emerging countries often are less stringent than those in the United States. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced periods of substantial, and at times extremely high, rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of emerging countries.

16

Furthermore, economies of emerging countries generally are heavily dependent on international trade and, accordingly, the economies of emerging countries have been (and may continue to be) affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Often custodial services are more expensive and other investment-related costs are higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries also are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets from the emerging country, and diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Municipal Obligations

The Funds listed above may invest in municipal obligations, which are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). In particular, the Intermediate Tax-Exempt Fund invests primarily in municipal obligations the interest on which is exempt from federal income tax and the federal alternative minimum tax. The Intermediate New York Tax-Exempt Fund invests primarily in municipal obligations the interest on which is exempt from federal, New York State and City personal income taxes, as well as the federal alternative minimum tax. See “Risk Factors Relating to Investments in New York Municipal Obligations” below for more information on the special risks related to investing in New York municipal obligations. In addition, the Municipal Enhanced Yield Fund invests primarily in municipal obligations that are exempt from federal income tax.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, such as Municipal Puts (described below), which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

An issuer’s obligations for its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or

17

interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its obligations may be materially adversely affected by litigation or other conditions. More information on the various types of municipal obligations follows below.

Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year and are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections (“tax anticipation notes”), revenue receipts (“revenue anticipation notes”), grant moneys (“grant anticipation notes”), or bond sales to finance such public purposes (“bond anticipation notes”). Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: municipal variable rate demand notes and municipal Master Notes.

Municipal Variable Rate Demand Notes. Municipal variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. For a description of the attributes of variable rate demand notes, see “Floating Rate and Variable Rate Demand Notes” below. The municipal variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

18

Municipal Master Notes. Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see “Government and Money Market Instruments — Commercial Paper” above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable within seven days of demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Lease Obligations. The Funds listed above may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which a Fund may invest contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

Municipal Puts. The Funds listed above may purchase municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a “put” and is referred to herein as a “Municipal Put.” Municipal Puts are purchased as a feature of the underlying municipal obligation. The aggregate price which a Fund pays for municipal obligations with Municipal Puts may be higher than the price which it otherwise would pay for the municipal obligations absent such Municipal Puts. Municipal Puts may not be available on a particular municipal obligation or may not be available on satisfactory terms.

A Fund may exercise its Municipal Put right prior to the maturity date of the underlying securities in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, Municipal Puts may be exercised prior to the underlying obligation’s maturity date in order to take advantage of alternative investment opportunities or in the event the Advisor or applicable sub-advisor revises its evaluation of the creditworthiness of the issuer of the underlying obligation. In determining whether to exercise Municipal Puts prior to their maturity date and in selecting which Municipal Puts to exercise, the Advisor or applicable sub-advisor will consider the amount of cash available to a Fund, the maturity dates of the available Municipal Puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund’s portfolio and the yield, quality and maturity dates of the underlying obligations.

Since the value of a Municipal Put is partly dependent on the ability of the Municipal Put writer to meet its obligation to purchase the underlying securities upon exercise, the policy of the Funds is to enter into Municipal Put transactions only with banks, brokers, securities dealers or other financial institutions who are approved by the Directors. Each Municipal Put writer will be approved on its own merits. In connection with such determination, the Directors consider a number of factors concerning the writers, including, among others, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the Municipal Puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other Municipal Put writers will have outstanding debt rated in the highest rating categories as determined by a nationally recognized statistical rating organization (“NRSRO”). Currently, there are three primary NRSROs: Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch, Inc. (“Fitch”). If a Municipal Put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor’s or applicable sub-advisor’s opinion or such Municipal Put writers’ obligations will be collateralized and of comparable quality in the Advisor’s or applicable sub-advisor’s opinion. In the event that a writer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such writer.

19

Municipal Puts held by a Fund may not be marketable by the Fund. The Funds believe that, given the terms of the Municipal Puts and the attendant circumstances, the Funds should be considered the owner of the securities subject to the Municipal Puts so that the interest on the securities is tax-exempt income to the Funds.

Municipal Trust Receipts. The Funds listed above may invest in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Investments in MTRs are subject to similar risks as other investments in municipal obligations. In addition MTRs could give rise to certain tax risks that are not present in investments in municipal bonds.

Taxable Municipal Obligations. The Funds listed above may invest in taxable municipal obligations, subject in the case of New York Intermediate Tax-Exempt Fund, Intermediate Tax-Exempt Fund, and Municipal Enhanced Yield Fund to the limits described in their Prospectuses. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, healthcare facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors, such as corporate or agency bonds, than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

Below Investment Grade Securities

The Funds listed above may invest in securities that are below investment grade (i.e., rated below Baa3/BBB- by Moody’s, S&P, or another NRSRO, or unrated, but determined by the Advisor or applicable sub-advisor to be of comparable credit quality), which may include convertible securities. While generally providing higher coupons or interest rates than investment-grade securities, below investment grade securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. Below investment grade securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such below investment grade securities, the achievement of its investment objective may be more dependent on the Advisor’s or the applicable sub-advisor’s own credit analysis.

Below investment grade securities are also affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these below investment grade securities is generally less liquid than the market for investment-grade securities. It may be more difficult for a Fund to sell below investment grade securities at a time and/or price that is advantageous to the Fund, or to value accurately a Fund’s portfolio securities for purposes of determining the Fund’s net asset value. See Appendix A for more detailed information on the various ratings categories.

Additional Investments

When-Issued and Delayed Delivery Securities. The Funds listed above may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a

20

month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Forward Commitments. Each Fund listed above may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Other Investment Company Securities. The Funds listed above may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”)) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Reverse Repurchase Agreements. The Funds listed above may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by the Fund. A Fund will invest the proceeds of any borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse

21

repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Funds listed above may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted. Loans may be terminated by the lending Fund or the borrower and shall be effected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. The Funds may incur custodial fees and other costs in connection with loans. In addition, the Funds have retained The Bank of New York as their lending agent. As lending agent, The Bank of New York receives a fixed fee from the Funds, representing a percentage of the securities loaned. See “Fund, Shareholder and Other Services—Securities Lending Agent” below for more information on those fees. The Funds may, in the future, appoint and pay compensation to additional securities lending agents.

In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or any other affiliated person (as defined in the 1940 Act) of BNY Hamilton, the Advisor, any sub-advisor, the Administrator (as defined below) or the Distributor (as defined below), unless permitted by applicable law.

Illiquid Investments; Privately Placed and Certain Unregistered Securities. The Funds listed above may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to a Fund’s fundamental restriction limiting its investments in illiquid securities to no more than 15% of its net assets. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Fund could have difficulty selling them when the Advisor or applicable sub-advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor or applicable sub-advisor normally plays a greater role in valuing these securities for purposes of computing the Fund’s net asset value than in valuing publicly traded securities.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or

22

contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

Restricted securities in which the Funds listed above may invest include Rule 144A securities and Section 4(2) paper (defined below). The Funds may purchase Rule 144A securities sold to certain institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor or applicable sub-advisor and approved by the Board of Directors. The Board of Directors will monitor the Advisor’s and/or applicable sub-advisor’s implementation of these guidelines on a periodic basis.

Certain Funds also may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3) of the 1933 Act and commercial paper issued in reliance on the so-called “private placement” exemption in Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity. (See “Government and Money Market Instruments—Commercial Paper” above.)

Guaranteed Investment Contracts. The Funds listed above may invest in guaranteed investment contracts (“GICs”). Pursuant to GICs, which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. GICs are considered illiquid securities and will be subject to any limitations on such investments described below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Floating Rate and Variable Rate Demand Notes. The Funds listed above may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

Participations. The Funds listed above may invest in participations issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. Participations are pro rata interests in securities held by others. A participation gives a Fund an undivided interest in a security (which can include a municipal security) in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation) or insurance policy of an insurance company.

23

A Fund may have the right to sell the participation back to the institution and draw on the letter of credit or insurance, on demand, after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The institutions issuing the participations would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally would range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation bear the cost of any such insurance, although the Funds may retain the option to purchase insurance if deemed appropriate.

Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. (See “Foreign Investments” above.) A Fund’s ability to receive payment in such circumstances, under the demand feature, from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Derivative Instruments

Each Fund listed above may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies. Each Fund listed above also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Advisor’s or applicable sub-advisor’s ability to forecast interest rates and other economic factors correctly. If the Advisor or applicable sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Advisor or applicable sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes. Each Fund listed above may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or

24

other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund listed above will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

25

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund listed above may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Each Fund listed above may use interest rate, foreign currency, index and other futures contracts. Each Fund listed above also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which

26

the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund listed above may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund listed above expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund listed above may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

27

When selling a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

28

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. Each Fund listed above may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap

29

agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and therefore are not regulated as futures or commodity option transactions under the CEA.

Commodity Pool Operator Status. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Credit Default Swaps. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

A Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Certain Interest Rate Transactions. As described above, each Fund listed above may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund listed above may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Certain Foreign Currency Transactions

Each Fund listed above may invest in or utilize foreign currencies, as well as, for hedging purposes (and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the

30

International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies), other foreign currency derivatives, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and currency swap transactions.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock In. When the Advisor or applicable sub-advisor desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Advisor or applicable sub-advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor or applicable sub-advisor believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Advisor or applicable sub-advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

31

Structured Notes and Other Hybrid Instruments

Each Fund listed above may invest in structured notes for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund listed above may invest for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies, in other types of “hybrid” instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Quality and Diversification Requirements

Diversification.

Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a “diversified” series of a registered investment company under Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of each Fund’s total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (2) the Funds may not own more than 10% of the outstanding voting securities of any one issuer, except in each case, with respect to obligations of the U.S. government, cash and cash items, and securities of other investment companies. The remaining 25% of each Fund’s total assets are not subject to these limitations. Investments not subject to these limitations could involve increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. The Funds,

32

however, are also subject to certain additional fundamental investment restrictions (see “Investment Restrictions” below) limiting their investments in a particular issuer, as well as by the Code for qualification as a regulated investment company (see “Taxes” below).

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund is also subject to an additional fundamental investment restriction (see “Investment Restrictions” below) limiting its investments in a particular issuer, as well as the Code for qualification as a regulated investment company (see “Taxes” below). As a non-diversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

Ratings.

Determinations of comparable quality for unrated securities are made by the Advisor or applicable sub-advisor based on its own credit research. Any credit quality restrictions or standards for a Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Advisor or applicable sub-advisor determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund’s rated securities, a Fund may continue to hold the applicable investment.

Equity Funds. The Equity Funds may invest in convertible debt securities, for which there are no specific credit quality requirements. In addition, at the time an Equity Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor’s or applicable sub-advisor’s opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor’s or applicable sub-advisor’s opinion. See Appendix A for more detailed information on the various ratings categories.

Fixed Income Funds. The Fixed Income Funds are subject to certain quality restrictions. Please see the Funds’ Prospectuses for more information about these restrictions. In addition, the Funds have the following restrictions for counter parties. At the time a Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s or S&P, the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor’s or applicable sub-advisor’s opinion.

INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objective, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The investment restrictions of each Fund follow.

The Equity Funds may not:

Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments that are illiquid;

33

Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund’s total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund’s net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund’s total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund’s hedging activities are not deemed to be a pledge of assets;

Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund’s total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund’s total assets;

Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund’s total assets, except that the Global Real Estate Fund will invest more than 25% of its total assets in any industry or group of industries within the real estate sector. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund’s investment objectives and policies (see “Investment Objectives and Policies”);

Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund’s interests in derivative instruments as described under “Investment Objectives and Policies”; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts. The Global Real Estate Fund may purchase securities or commercial paper issued by companies which deal or invest in real estate or interests therein, including real estate investment trusts, and may purchase securities which are secured by interests in real estate. In addition, the Global Real Estate Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments;

Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund’s hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund’s total assets would be invested in such deposits;

Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

Act as an underwriter of securities; or

Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter

34

into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund’s arrangements in connection with its hedging activities as described in “Investment Objectives and Policies” shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund’s net assets would be in investments that are illiquid;

Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund’s total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund’s net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund’s hedging activities are not deemed to be a pledge of assets;

Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund’s total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund’s total assets;

Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund’s total assets;

Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund’s total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund’s investment objective and policies;

Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund’s interest in derivative instruments as described under “Investment Objectives and Policies”; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund’s hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund’s purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

35

Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of a Fund’s total assets would be invested in such deposits;

Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund’s total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund’s arrangements in connection with its hedging activities as described in “Investment Objectives and Policies” shall not be considered senior securities for purposes hereof;

Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund’s net assets would be in investments that are illiquid;

Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund’s total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund’s net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund’s total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund’s hedging activities are not deemed to be a pledge of assets;

Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund’s total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund’s total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund’s total assets or up to 25% of the Municipal Enhanced Yield Fund’s total assets;

Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund’s investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund’s total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

36

Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund’s investment objective and policies (see “Investment Objectives and Policies”);

Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see “Investment Objectives and Policies”); real estate; commodities; commodity contracts, except for a Fund’s interest in derivatives instruments as described under “Investment Objectives and Policies”; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund’s hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 5% of the relevant Fund’s total assets would be invested in such deposits;

Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund’s total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund’s arrangements in connection with its hedging activities as described in “Investment Objectives and Policies” shall not be considered senior securities for purposes hereof;

Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

Act as an underwriter of securities.

In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from federal, New York State and New York City income taxes.

In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from federal income tax.

In addition to the restrictions listed above, as a fundamental policy, the Municipal Enhanced Yield Fund may not invest less than 80% of its Assets (as defined in the Funds’ Prospectus) in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.

37

DIRECTORS AND OFFICERS

The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years, are shown below. The “Fund Complex” consists of one investment company, BNY Hamilton, including 23 series thereunder, and one registered hedge fund called BNY/Ivy Multi-Strategy Hedge Fund LLC.

Name, Address and Year of Birth	Position(s) Held with BNY Hamilton	Term of Office and Length of Time Served#	Principal Occupation(s) During Last 5 Years	Number of Portfolios and other funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Edward L. Gardner One Wall Street New York, NY 10286 Year of Birth: 1934	Director and Chairman	Since May 12, 1995	Chairman of the Board, President and Chief Executive Officer, Industrial Solvents Corporation, 1981 to Present (Petro-Chemical Sales).	23	Vice Chair, New York Public Library Conservator’s Council; Chairman Emeritus, Big Brothers/Big Sisters of New York City; Member, Rockefeller University Council

James E. Quinn One Wall Street New York, NY 10286 Year of Birth: 1952	Director	Since November 15, 1996	President, Tiffany & Co. (jewelry retail), January 2003 to Present; Member, Board of Directors, Tiffany & Co., 1995 to Present; Vice Chairman, Tiffany & Co., 1999 to 2003.	23	Director, Mutual of America Capital Management Corp. (investment advisor); Director, Museum of the City of New York

Karen R. Osar One Wall Street New York, NY 10286 Year of Birth: 1949	Director	Since May 13, 1998	Retired, formerly, Executive Vice President and Chief Financial Officer, Chemtura, Inc. (formerly known as Crompton Corporation) (chemical manufacturing), 2004 to 2007; Senior Vice President and Chief Financial Officer, MeadWestvaco Corp. (paper packaging), 2002 to 2003; Senior Vice President and Chief Financial Officer, Westvaco Corp., 1999 to 2002.	23	Director, Sappi Ltd. (paper products); Director, Innophos Holdings, Inc. and Innophos Holdings Investments, Inc. (specialty chemicals); Director, Webster Financial Corporation and Webster Bank (banking)

38

Name, Address and Year of Birth	Position(s) Held with BNY Hamilton	Term of Office and Length of Time Served#	Principal Occupation(s) During Last 5 Years	Number of Portfolios and other funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Kim D. Kelly One Wall Street New York, NY 10286 Year of Birth: 1956	Director	Since August 11, 1999	Consultant; Director and Chief Executive Officer, Arroyo Video (developmental software), 2004 to 2005; President, Chief Operating Officer and Chief Financial Officer, Insight Communications (cable television, 2000 to 2003.	23	Trustee of Saint David’s School; Director, MCG Capital Corp.***

John Alchin One Wall Street New York, NY 10286 Year of Birth: 1948	Director	Since August 8, 2001	Retired; Executive Vice President, Co-Chief Financial Officer, Comcast Corporation, 1990 to 2007.	23	Director, Big Brothers/Big Sisters of Southeastern Pennsylvania; Director, Polo Ralph Lauren Corporation (retail); Member, Corporate Executive Board of Directors of the Philadelphia Museum of Art; Advisory Board member, Metro AIDS Neighborhood Nutrition Alliance.
Interested Director

Newton P.S. Merrill* One Wall Street New York, NY 10286 Year of Birth: 1939	Director	Since February 12, 2003	Retired, 2003 to Present; Senior Executive Vice President, The Bank of New York, 1994 to 2003; Chairman and Director, Ivy Asset Management, 2000 to 2003.	24	Director, York Enhanced Strategies Fund; Director, BNY/Ivy Multi-Strategy Hedge Fund, LLC; Director, National Integrity Life Insurance; Trustee, Museum of the City of New York; Director, Woods Hole Oceanographic Institute; Honorary Trustee, Edwin Gould Foundation for Children (non-profit); Trustee, Connecticut River Museum.

39

Name, Address and Year of Birth	Position(s) Held with BNY Hamilton	Term of Office and Length of Time Served#	Principal Occupation(s) During Last 5 Years	Number of Portfolios and other funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers

Joseph Murphy One Wall Street New York, NY 10286 Year of Birth: 1963	Chief Executive Officer, President	Since May 15, 2007	Managing Director of The Bank of New York**, 1993 to Present.	—	—

Ellen Kaltman One Wall Street New York, NY 10286 Year of Birth: 1948	Chief Compliance Officer	Since August 30, 2004	Managing Director, Compliance, The Bank of New York**, 1999 to Present.	—	—

Guy Nordahl One Wall Street New York, NY 10286 Year of Birth: 1965	Treasurer, Chief Financial Officer and Principal Accounting Officer	Since February 15, 2005	Vice President, The Bank of New York**, 1999 to Present.	—	—

Jennifer English 100 Summer Street, 15th Floor Boston, MA 02110 Year of Birth: 1972	Secretary	Since May 15, 2007	Counsel, Legal Services, Citi Fund Services Ohio, Inc., 2005 to Present; Assistant Vice President and Assistant Counsel, PFPC, Inc., 2002-2005.	—	—

Molly Martin Alvarado 100 Summer Street, 15th Floor Boston, MA 02110 Year of Birth: 1965	Assistant Secretary	Since September 20, 2006	Paralegal, Citi Fund Services Ohio, Inc., 2005 to Present; Blue Sky Corporate Legal Assistant, Palmer & Dodge LLP, 1999 to 2005; Business Law Legal Assistant Coordinator, Palmer & Dodge LLP, 2002 to 2005.	—	—

40

Name, Address and Year of Birth	Position(s) Held with BNY Hamilton	Term of Office and Length of Time Served#	Principal Occupation(s) During Last 5 Years	Number of Portfolios and other funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Wayne Rose 100 Summer Street, 15th Floor Boston, MA 02110 Year of Birth: 1969	AML Compliance Officer	Since September 20, 2006	Broker Dealer Compliance Officer, Foreside Financial Group LLC, August 2007 to Present**; Broker Dealer Compliance Officer, BISYS Fund Services Ohio, Inc., August 2003 to August 2007; Compliance Officer, JPMorgan Invest, LLC, January 2003 to August 2003.	—	—

#	Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

*	Mr. Merrill is an “interested” Director by reason of his ownership of securities of the parent company of The Bank of New York, the Funds’ Advisor.

**	This position is held with an affiliated person (as defined in the 1940 Act) of BNY Hamilton or an affiliated person of the principal underwriter of BNY Hamilton.

***	Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the 1940 Act.

Responsibilities of the Board of Directors

The business and affairs of BNY Hamilton are managed with the direction of the Board of Directors. Accordingly, the Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner, and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met four times during the fiscal year ended December 31, 2007. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton’s financial operations.

The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner, and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2007. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn at the address listed for him in the “Directors and Officers” table above.

41

The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner, and Quinn and Mmes. Osar and Kelly. The Compensation Committee did not meet during the fiscal year ended December 31, 2007.

Ownership of Shares of BNY Hamilton

The following tables set forth the ranges of current Directors’ beneficial share ownership in the Funds and the aggregate dollar range of their beneficial ownership in all BNY Hamilton series (including series not offered through the Funds’ Prospectuses, as well as any other funds in the Fund Complex) as of December 31, 2007.

Name of Independent Director	Dollar Range of Equity Securities in the Funds as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Series of BNY Hamilton Overseen by Director as of December 31, 2007
Edward L. Gardner

Small Cap Growth Fund International Equity Fund Large Cap Equity Fund	$1 – $10,000 $10,001 – $50,000 $10,001 – $50,000	Over $100,000

James E. Quinn

Large Cap Growth Fund Small Cap Growth Fund Multi-Cap Equity Fund	$10,001 – $50,000 $1 – $10,000 $10,001 – $50,000	Over $100,000

Karen R. Osar

None	None	$1 – $10,000

Kim D. Kelly

Large Cap Growth Fund Large Cap Value Fund International Equity Fund S&P 500 Index Fund Enhanced Income Fund	$50,000 – $100,000 $50,001 – $100,000 $50,001 – $100,000 $10,001 – $50,000 $1 – $10,000	Over $100,000

John R. Alchin

None	None	None

Newton P.S. Merrill

Small Cap Growth Fund	$1 – $10,000	$1 – $10,000

As of March 31, 2008, as a group, the Directors and officers of the Funds owned less than 1% of each class of the outstanding shares of each Fund.

Ownership in BNY Hamilton’s Advisor or Distributor or Related Companies

As of December 31, 2007, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities issued by the Funds’ Advisor or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Funds’ Advisor or Distributor.

42

Compensation of Directors and Officers

During the fiscal year ended December 31, 2007, BNY Hamilton’s Directors and officers received a total of $653,000, plus out-of-pocket expenses, from the BNY Hamilton Funds, including the Funds, as compensation for their services as Directors and officers of the BNY Hamilton Funds. More information concerning compensation paid to Directors and officers for the fiscal year ended December 31, 2007 is set forth in the table below. The compensation is allocated to all series of BNY Hamilton and is based on the net assets of each series relative to the aggregate net assets of BNY Hamilton. During the Funds’ fiscal year ending December 31, 2007, BNY Hamilton paid each Director annual compensation of $40,000 and per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. In addition, the Funds’ Chief Compliance Officer is expected to receive total compensation of $150,000 from the Funds. The Directors and officers do not receive pension or retirement benefits from the BNY Hamilton Funds.

Other than as described above or set forth below, no Director or officer of BNY Hamilton received any direct compensation from BNY Hamilton or the Funds during the fiscal year ended December 31, 2007. The compensation paid by each Fund and all series of BNY Hamilton, and any other funds in the Fund Complex, in the aggregate to each Director and officer of BNY Hamilton for the fiscal year ending December 31, 2007 is set forth below. In addition, there were three special meetings which took place in 2007. The per-meeting fees for these three meetings were paid for by either the Advisor or Distributor.

Name and Position	Edward L. Gardner, Director and Chairman	James E. Quinn, Director	Karen R. Osar, Director	Kim D. Kelly, Director	John Alchin, Director	Joseph Mauriello, Director*	Newton P.S. Merrill, Director	Ellen Kaltman, Chief Compliance Officer
BNY Hamilton Core Bond Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$3,218
BNY Hamilton Enhanced Income Fund	$4,418	$3,217	$3,117	$3,728	$3,407	$1,771	$3,498	$732
BNY Hamilton Global Real Estate Securities Fund**	$3,226	$2,455	$2,545	$2,716	$2,545	$818	$2,545	$235
BNY Hamilton High Yield Fund	$4,418	$3,217	$3,117	$3,728	$3,407	$1,771	$3,498	$1,864
BNY Hamilton Intermediate Government Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$990
BNY Hamilton Intermediate New York Tax-Exempt Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$1,014
BNY Hamilton Intermediate Tax-Exempt Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$1,916
BNY Hamilton International Equity Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$4,447
BNY Hamilton Large Cap Equity Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,770	$3,498	$3,735
BNY Hamilton Large Cap Growth Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$1,327
BNY Hamilton Large Cap Value Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,770	$3,498	$3,205

43

Name and Position	Edward L. Gardner, Director and Chairman	James E. Quinn, Director	Karen R. Osar, Director	Kim D. Kelly, Director	John Alchin, Director	Joseph Mauriello, Director*	Newton P.S. Merrill, Director	Ellen Kaltman, Chief Compliance Officer
BNY Hamilton Multi-Cap Equity Fund	$4,418	$3,217	$3,117	$3,728	$3,407	$1,770	$3,498	$572
BNY Hamilton Municipal Enhanced Yield Fund	$4,417	$3,217	$3,117	$3,727	$3,407	$1,770	$3,498	$66
BNY Hamilton S&P 500 Index Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,771	$3,498	$1.245
BNY Hamilton Small Cap Core Equity Fund	$4,417	$3,217	$3,117	$3,727	$3,407	$1,770	$3,497	$1,811
BNY Hamilton Small Cap Growth Fund	$4,418	$3,216	$3,117	$3,728	$3,407	$1,770	$3,498	$1,200
BNY Hamilton U.S. Bond Market Index Fund	$4,418	$3,217	$3,117	$3,728	$3,407	$1,771	$3,498	$795
Total Compensation from BNY Hamilton and Fund complex	$96,000	$70,000	$68,000	$81,000	$74,000	$38,000	$76,000	$150,000
Meeting Fees Paid by Advisor or Distributor	$12,000	$12,000	$12,000	$12,000	$12,000	—	$12,000	—
Total Compensation	$108,000	$82,000	$80,000	$93,000	$86,000	$38,000	$88,000	$150,000

*	Mr. Mauriello left the Board in July 2007.

**	Reflects an estimate of direct compensation to be paid to each Director and the Fund’s Chief Compliance Officer for the Fund’s fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout the fiscal year relative to the net assets of the other series of BNY Hamilton.

***Includes	$18,000 paid by BNY/Ivy Multi-Strategy Hedge Fund LLC to Mr. Merrill for his services as a Manager of such fund.

By virtue of the responsibilities assumed by the Advisor, the Administrator, the Sub-Administrator and the Distributor (see “Investment Advisor”, “Administrators” and “Distributor”), no Fund has any employees. Except as indicated above with respect to the Chief Compliance Officer, BNY Hamilton’s officers are provided for and compensated by The Bank of New York or by Citi Fund Services Ohio, Inc. (“Citi”), and are not compensated by BNY Hamilton or any series thereof, including the Funds, for services provided by the officers to BNY Hamilton and its series. BNY Hamilton’s officers conduct and supervise the business operations of each Fund with the oversight of the Board of Directors.

The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin was an officer until December 31, 2007 in the ordinary course of business. As of December 31, 2007, The Bank of New York had extended lines of credit to Comcast Corporation, representing 3.0%of all the lines of credit of such company. As of December 31, 2007, there were no loans outstanding from The Bank of New York to Comcast.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2007, The Bank of New York had extended lines of credit to Tiffany & Co., representing 17.2% of all the lines of credit of such company. As of December 31, 2007, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 0.4% of Tiffany & Co.’s total outstanding debt.

44

INVESTMENT ADVISORS

Investment Advisor. The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Mellon Corporation is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.

Pursuant to the investment advisory agreement between each Fund and The Bank of New York (each, an “Advisory Agreement”), The Bank of New York has been employed by each Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund’s Prospectuses and this Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested. Pursuant to the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to individual investors, and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See “Portfolio Transactions and Brokerage Commissions.”

As compensation for the services rendered by The Bank of New York under each Fund’s Advisory Agreement, each Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, at the annual percentage rates of the corresponding levels of that Fund’s average daily net asset values shown in the table below, subject to any fee reductions as described below. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Fund	Annual Percentage Rate		Average Daily Net Asset Value Levels
Core Bond Fund	0.50 0.45	% %	First $500 million Over $500 million

Enhanced Income Fund	0.10 0.095 0.09	% % %	First $300 million $300 million – $500 million Over $500 million

Global Real Estate Securities Fund	0.85%		All Assets

High Yield Fund	0.60 0.50	% %	First $100 million Over $100 million

Intermediate Government Fund	0.50 0.45	% %	First $500 million Over $500 million

Intermediate New York Tax-Exempt Fund	0.50 0.45	% %	First $500 million Over $500 million

45

Fund	Annual Percentage Rate		Average Daily Net Asset Value Levels
Intermediate Tax-Exempt Fund	0.50 0.45	% %	First $500 million Over $500 million

International Equity Fund	0.50%		All Assets

Large Cap Equity Fund	0.60 0.55	% %	First $500 million Over $500 million

Large Cap Growth Fund	0.60 0.55	% %	First $500 million Over $500 million

Large Cap Value Fund	0.60 0.55	% %	First $500 million Over $500 million

Multi-Cap Equity Fund	0.75 0.70	% %	First $500 million Over $500 million

Municipal Enhanced Yield Fund	0.50 0.45	% %	First $500 million Over $500 million

S&P 500 Index Fund	0.20 0.15	% %	First $500 million Over $500 million

Small Cap Core Equity Fund	0.75 0.70	% %	First $500 million Over $500 million

Small Cap Growth Fund	0.75 0.70	% %	First $500 million Over $500 million

U.S. Bond Market Index Fund	0.20 0.15	% %	First $500 million Over $500 million

In the case of the Enhanced Income Fund, Global Real Estate Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Municipal Enhanced Yield Fund, S&P 500 Index Fund, Small Cap Core Equity Fund, Small Cap Growth Fund and U.S. Bond Market Index Fund, as disclosed in each such Fund’s Prospectuses, The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expense of each class of shares of the Fund to the amount specified for each class of shares of the Fund in the fee tables in the Fund’s Prospectuses. These limitations will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See “Administrators” and “Fund, Shareholder and Other Services” for a discussion of the administrative, accounting, custodial and certain other services provided by The Bank of New York to the Funds.

Pursuant to the Advisory Agreements, the Funds have paid the following amounts as advisory fees to The Bank of New York during the last three fiscal years:

	2005	2006	2007
BNY Hamilton Core Bond Fund
Gross Advisory Fees	$2,205,014	$1,891,188	$1,771,314
Fee Waivers/Reimbursements	N/A	$7,334	$106,356
Net Advisory Fees	$2,205,014	$1,883,854	$1,664,958

BNY Hamilton Enhanced Income Fund
Gross Advisory Fees	$189,575	$82,700	$78,404
Fee Waivers/Reimbursements	$75,947	$77,046	$61,535
Net Advisory Fees	$113,628	$5,654	$16,869

46

	2005		2006		2007

BNY Hamilton Global Real Estate Securities Fund
Gross Advisory Fees	N/A		$—	[1]	$349,020
Fee Waivers/Reimbursements	N/A		$—		$35,725
Net Advisory Fees	N/A		$—		$313,295

BNY Hamilton High Yield Fund
Gross Advisory Fees	$988,144		$1,074,736		$1,140,781
Fee Waivers/Reimbursements	N/A		N/A		N/A
Net Advisory Fees	$988,144		$1,074,736		$1,140,781

BNY Hamilton Intermediate Government Fund
Gross Advisory Fees	$608,411		$583,180		$557,650
Fee Waivers/Reimbursements	$152,788		$147,346		$139,025
Net Advisory Fees	$455,623		$435,834		$418,625

BNY Hamilton Intermediate New York Tax-Exempt Fund
Gross Advisory Fees	$570,924		$565,922		$569,695
Fee Waivers/Reimbursements	$202,318		$196,188		$181,838
Net Advisory Fees	$368,606		$369,734		$387,857

BNY Hamilton Intermediate Tax-Exempt Fund
Gross Advisory Fees	$1,316,825		$1,160,356		$1,061,703
Fee Waivers/Reimbursements	N/A		N/A		N/A
Net Advisory Fees	N/A		$1,160,356		$1,061,703

BNY Hamilton International Equity Fund
Gross Advisory Fees	$1,602,844		$1,890,406		$2,677,998
Fee Waivers/Reimbursements	N/A		N/A		N/A
Net Advisory Fees	$1,602,844		$1,890,406		$2,677,998

BNY Hamilton Large Cap Equity Fund
Gross Advisory Fees	$2,318,499		$2,366,453		$2,553,617
Fee Waivers/Reimbursements	N/A		N/A		N/A
Net Advisory Fees	$2,318,499		$2,366,453		$2,553,617

BNY Hamilton Large Cap Growth Fund
Gross Advisory Fees	$1,616,744		$1,116,364		$850,824
Fee Waivers/Reimbursements	N/A		N/A		N/A
Net Advisory Fees	$1,616,744		$1,116,364		$850,824

BNY Hamilton Large Cap Value Fund
Gross Advisory Fees	$1,670,708		$2,068,859		$2,131,649
Fee Waivers/Reimbursements	$234,739		N/A		N/A
Net Advisory Fees	$1,435,969		$2,068,859		$2,131,649

BNY Hamilton Multi-Cap Equity Fund
Gross Advisory Fees	$481,050		$501,965		$474,034
Fee Waivers/Reimbursements	$22,142		$5,722		$11,558
Net Advisory Fees	$458,908		$496,243		$462,476

BNY Hamilton Municipal Enhanced Yield Fund
Gross Advisory Fees	$—	[2]	$25,119		$39,844
Fee Waivers/Reimbursements	$—		$77,616		$77,102
Net Advisory Fees	$—		$—		$—

BNY Hamilton S&P 500 Index Fund
Gross Advisory Fees	$382,468		$291,220		$278,163
Fee Waivers/Reimbursements	N/A		$148,068		$145,779

47

	2005		2006	2007
Net Advisory Fees	$382,468		$143,152	$132,384

BNY Hamilton Small Cap Core Equity Fund
Gross Advisory Fees	$365,572	[3]	$1,261,588	$1,536,838
Fee Waivers/Reimbursements	$102,560		$6,297	N/A
Net Advisory Fees	$263,012		$1,255,291	$1,536,838

BNY Hamilton Small Cap Growth Fund
Gross Advisory Fees	$5,296,736		$2,703,943	$878,950
Fee Waivers/Reimbursements	N/A		N/A	N/A
Net Advisory Fees	$5,296,736		$2,703,943	$878,950

BNY Hamilton U.S. Bond Market Index Fund
Gross Advisory Fees	$236,997		$192,943	$187,232
Fee Waivers/Reimbursements	$178,064		$154,490	$157,424
Net Advisory Fees	$58,933		$38,453	$29,808

[1]	Reflects advisory fees paid for the period from December 29, 2006 (the date of the Fund’s commencement of operations) to December 31, 2006.

[2]	Reflects advisory fees paid for the period from December 30, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005.

[3]	Reflects advisory fees paid for the period from March 2, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005.

After the expiration of the initial specified term of each Fund’s Advisory Agreement, the Advisory Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund’s outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund, the Advisor or the sub-advisor, if applicable, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See “Directors and Officers.” Each Fund’s Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund’s outstanding shares on 60 days’ written notice to the Advisor and by the Advisor on 60 days’ written notice to the Fund.

Sub-Advisors. The Large Cap Value Fund was sub-advised by Estabrook Capital Management, LLC (“Estabrook”), a wholly-owned subsidiary of The Bank of New York, until March 31, 2008. The Bank of New York paid Estabrook a fee at the annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

The Multi-Cap Equity Fund and the Municipal Enhanced Yield Fund are sub-advised by Gannett Welsh & Kotler, LLC (“GW&K”), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of each of the Multi-Cap Equity Fund and Small Cap Core Equity Fund and 0.50% of the average daily net assets of the Municipal Enhanced Yield Fund.

The High Yield Fund was sub-advised by Seix Investment Advisors Inc. (“Seix”) until January 2, 2008. The Bank of New York paid Seix a fee at the annual rate of 0.45% on the first $100 million of the average daily net assets of the Fund and 0.35% on the average daily net assets in excess of $100 million.

The Global Real Estate Fund is sub-advised by Urdang Securities Management, Inc. (“Urdang”), a wholly-owned subsidiary of The Bank of New York Company, Inc. The Bank of New York pays Urdang a fee at the annual rate of 0.85% of the average daily net assets of the Fund.

48

Under the terms of the sub-advisory agreements between the sub-advisors and The Bank of New York (the “Sub-Advisory Agreements”), The Bank of New York has employed the sub-advisors to manage the investment and reinvestment of the assets of the respective Funds and to supervise and administer the investment programs of the Funds. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the sub-advisors under the Sub-Advisory Agreements, the Advisor has agreed to pay the sub-advisors sub-advisory fees as set forth above, which fees are computed daily and paid monthly. The Funds do not pay the sub-advisors fees for their sub-advisory services.

Gramm-Leach-Bliley Considerations. The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the federal statute commonly referred to as the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If The Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund’s shareholders that they approve the Fund’s entering into a new investment advisory agreement with another qualified advisor selected by the Directors. In the event The Bank of New York ceases to be the Advisor of the Funds, the right of the Funds to use the identifying name “BNY Hamilton” will be withdrawn and each Fund must change its name within a reasonable period of time after The Bank of New York ceases to be the Advisor.

PORTFOLIO MANAGERS

Other Accounts Managed and Ownership of Fund Securities

The following table sets forth information regarding other accounts managed by the portfolio managers of the Funds as of December 31, 2007.

Name of Fund Manager and Fund(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ted Bair Enhanced Income Fund	Registered investment companies	2	$83 M	0	$0
	Other pooled investment vehicles	2	$72 M	0	$0
	Other accounts	83	$11.6 B	0	$0
Laurie Carroll Enhanced Income Fund	Registered investment companies	5	$4.9 B	0	$0
	Other pooled investment vehicles	5	$27.2 B	0	$0
	Other accounts	62	$28.7 B	0	$0

49

Name of Fund Manager and Fund(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John Flahive Core Bond Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, Intermediate Tax-Exempt	Registered investment companies	12	$5.5 B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	1,801	$16.5 B	0	$0
Nancy Rogers, U.S. Bond Market Index Fund	Registered investment companies	5	$835 M	0	$0
	Other pooled investment vehicles	6	$937 M	0	$0
	Other accounts	20	$6.2 B	0	$0
Karen Bater, High Yield Fund	Registered investment companies	5	$1.4 B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	9	$741 M	0	$0
Lloyd Buchanan*, International Equity Fund	Registered investment companies	87	$7.1 B	0	$0
	Other pooled investment vehicles	16	$6.1 B	0	$0
	Other accounts	42	$10.1 B	0	$0
Denise Krisko*, International Equity Fund, S&P 500 Index Fund	Registered investment companies	87	$7.1 B	0	$0
	Other pooled investment vehicles	16	$6.1 B	0	$0
	Other accounts	42	$10.1 B	0	$0
Irene O’Neill Large Cap Equity Fund, Large Cap Growth Fund	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	47	$691 M	0	$0

50

Name of Fund Manager and Fund(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brian Ferguson* Large Cap Value Fund	Registered investment companies	2	$688 M	0		$0
	Other pooled investment vehicles	6	$93 M	0		$0
	Other accounts	21	$820 M	0		$0
Julianne McHugh *, Large Cap Value Fund	Registered investment companies	2	$688 M	0		$0
	Other pooled investment vehicles	6	$93 M	0		$0
	Other accounts	21	$820 M	0		$0
Edward B. White, Multi-Cap Equity Fund, Small Cap Core Equity Fund	Registered investment companies	0	$0	0		$0
	Other pooled investment vehicles	0	$0	0		$0
	Other accounts	2,125	$1.2 B	0		$0
Dwight Cowden, Small Cap Growth Fund	Registered investment companies	1	$620 M	0		$0
	Other pooled investment vehicles	0	$0	0		$0
	Other accounts	0	$0 M	0		$0
Todd Briddell*[1], CFA Global Real Estate Fund	Registered investment companies	3	$168 M		$
	Other pooled investment vehicles	3	$301 M		$
	Other accounts	46	$1.6 B		$
Peter Zabierek*, CFA Global Real Estate Fund	Registered investment companies	3	$168 M		$
	Other pooled investment vehicles	3	$301 M		$
	Other accounts	46	$1.6 B		$
Dean Frankel*, CFA Global Real Estate Fund	Registered investment companies	3	$168 M		$
	Other pooled investment vehicles	3	$301 M		$
	Other accounts	46	$1.6 B		$

[1]	Urdang REIT accounts are team-managed

51

Name of Fund Manager and Fund(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nancy Angell*[2], Municipal Enhanced Yield Fund	Registered investment companies	0	$0		$
	Other pooled investment vehicles	0	$0		$
	Other accounts	7,137	$6.5 B		$
John Fox*, Municipal Enhanced Yield Fund	Registered investment companies	0	$0		$
	Other pooled investment vehicles	0	$0		$
	Other accounts	7,137	$6.5 B		$
Martin Tourigny*, Municipal Enhanced Yield Fund	Registered investment companies	0	$0		$
	Other pooled investment vehicles	0	$0		$
	Other accounts	7,137	$6.5 B		$

*	The information set forth above reflects information about other accounts managed by a team, committee, or other group that includes the portfolio manager. The portfolio manager does not individually manage any registered investment companies, pooled investment vehicles or other accounts.

The following table sets forth the dollar range of each portfolio manager’s beneficial share ownership in the Funds, as of December 31, 2007:

[2]	GWK tax-exempt accounts are team-managed

52

Name of Portfolio Manager	Name of Fund Owned	Dollar Range of Shares Owned in the Fund
Ted Bair	Enhanced Income Fund	None
Laurie Carroll	Enhanced Income Fund	None
John Flahive	Core Bond Fund Intermediate Government Fund, Intermediate Tax-Exempt Fund Intermediate New York Tax- Exempt Fund	None None None None
Karen Bater	High Yield Fund	None
Nancy Rogers	U.S. Bond Market Index Fund	None
Lloyd Buchanan	International Equity Fund	$100,001 – $500,000
Denise Krisko	International Equity Fund S&P 500 Index Fund	None None
Irene O’Neill	Large Cap Equity Fund Large Cap Growth Fund	$50,001-$100,000 None
Brian Ferguson	Large Cap Value Fund	None
Julianne McHugh	Large Cap Value Fund	None
Edward B. White	Multi-Cap Equity Fund Small Cap Core Equity Fund	$50,001 – $100,000 $50,001 – $100,000
Dwight Cowden	Small Cap Growth Fund	None
Todd Briddell	Global Real Estate Securities Fund	None
Peter Zabierek	Global Real Estate Securities Fund	None
Dean Frankel	Global Real Estate Securities Fund	None
Nancy Angell	Municipal Enhanced Yield Fund	None
John Fox	Municipal Enhanced Yield Fund	None
Martin Tourigny	Municipal Enhanced Yield Fund	None

Description of Material Conflicts of Interest

The portfolio managers listed in each Fund’s prospectus manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund(s) managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio

53

managers (see “Compensation”) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

Compensation

Certain managers of the Funds are dual employees of The Bank of New York and other investment advisory subsidiaries of The Bank of New York Mellon Corporation. The compensation of a portfolio manager will be based on the methodology employed by the adviser with which the portfolio manager is primarily associated. The portfolio managers are associated with the following advisers:

Portfolio Manager	Fund(s)	Adviser
John Flahive	Core Bond Fund; Intermediate Government Fund; Intermediate New York Tax-Exempt Fund; Intermediate Tax-Exempt Fund	BNY Mellon Asset Management—Wealth Management
Ted Bair, Laurie Carroll	Enhanced Income Fund	Standish Mellon Asset Management
Todd Briddell; Peter Zabierek; Dean Frankel	Global Real Estate Securities Fund	Urdang Securities Management
Karen Bater	High Yield Fund	Standish Mellon Asset Management
Lloyd Buchanan	International Equity Fund	Mellon Capital Management
Denise Krisko	International Equity Fund; S&P 500 Index Fund	Mellon Capital Management
Irene O’Neill	Large Cap Equity Fund; Large Cap Growth Fund	The Bank of New York
Brian Ferguson; Julianne McHugh	Large Cap Value Fund	The Boston Company Asset Management
Edward White	Multi-Cap Equity Fund; Small Cap Core Equity Fund	Gannett Welsh & Kotler
Nancy Angell; John Fox; Martin Tourigny	Municipal Enhanced Yield Fund	Gannett Welsh & Kotler
Dwight Cowden	Small Cap Core Equity Fund	BNY Mellon Asset Management—Wealth Management
Nancy Rogers	U.S. Bond Market Index Fund	Standish Mellon Asset Management

The Bank of New York, Gannett Welsh & Kotler and Urdang Securities Management. As of December 31, 2007, for portfolio managers employed by Bank of New York or a Bank of New York affiliate, compensation generally consisted of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers were eligible for the standard retirement benefits and health and welfare benefits available to all Bank employees and those of its affiliated sub-advisors.

In the case of portfolio managers responsible for managing BNY Hamilton Funds and managed accounts, the method used to determine their compensation is the same for all Funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into

54

account The Bank of New York’s analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund(s) managed by the portfolio manager relative to expectations for how the Fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the Fund(s). For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund’s benchmark and the Fund’s peer group, over one-year and three-year time periods. While the performance of other accounts by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the Fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager’s overall performance. Additional factors include the portfolio manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

BNY Mellon Asset Management—Wealth Management Group: Compensation comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon affiliated firms. The portfolio managers are compensated by Mellon Bank or its affiliates and not by the Funds.

The incentive compensation plan is comprised of three components:

(1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of BNY Mellon’s Wealth Management group (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant’s job function. Individual qualitative performance measures contributions the participant makes either to Mellon’s Equity Management or Fixed Income Management group, account manager/client communications and Mellon’s Wealth Management group. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of Mellon’s Wealth Management group. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (3 years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management’s discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon’s Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of Mellon’s Wealth Management group are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in Mellon’s Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

55

Standish Mellon Asset Management (Standish Mellon): For employees of Standish Mellon, portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan. The portfolio managers are compensated by Standish Mellon and not by the Fund. Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager’s one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups. Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

Under the long-term incentive plan, restricted BNY Mellon stock and phantom Standish Mellon stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

The Boston Company Asset Management (TBCAM): The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long-term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM’s financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). Annual awards are determined by applying multiples to this target award and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM’s net income.

Mellon Capital Management (MCM): Mellon Capital Management Corporation’s (“Mellon Capital’s”) portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

56

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

ADMINISTRATORS

Administrator. The Bank of New York also serves as the Funds’ administrator (the “Administrator”) pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series, including the Funds, and The Bank of New York (the “Administration Agreement”), and assists generally in supervising the operations of the Funds. The Administrator’s offices are located at 101 Barclay Street, New York, NY 10286. Pursuant to the Administration Agreement, subject to the general direction and control of the Directors, the Administrator has agreed to provide administrative services necessary for the operation of the Funds, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds’ registration statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds’ shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q, Form N-PX and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work papers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds’ independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds’ Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds’ investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and directors and officers/errors and omissions insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities. Under the Administration Agreement, the Administrator shall not provide any services relating to (i) the investment advisory functions of the Funds, (ii) the distribution of shares of the Funds or (iii) any functions normally performed by counsel or auditors of the Funds unless acting in that capacity pursuant to another contractual relationship with the Funds.

The Bank of New York was appointed as the Administrator to the Funds effective June 30, 2005. Prior to June 30, 2005, the Funds’ administrator was BNY Hamilton Distributors, LLC, an indirect wholly owned

57

subsidiary of The BISYS Group, Inc. (On August 1, 2007, The BISYS Group, Inc. was purchased by Citigroup Inc. On that date, BNY Hamilton Distributors was purchased by Foreside Financial Group LLC.) Through June 30, 2004, the Enhanced Income Fund paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of its average daily net assets. All other Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets. Effective July 1, 2004, these fees for Enhanced Income Fund were reduced to 0.09% of the first $3 billion of the Fund’s respective average daily net assets and 0.075% of the Fund’s respective average daily net assets in excess of $3 billion. Effective July 1, 2004, these fees for all other Funds were reduced to 0.125% of the first $300 million of each Fund’s respective average daily net assets and 0.10% of each Fund’s respective average daily net assets in excess of $300 million.

Effective July 1, 2005, the Enhanced Income Fund has paid the Administrator compensation at the fixed annual rate of 0.07% and the other Funds have paid the Administrator compensation at the fixed annual rate of 0.10% of each Fund’s average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. Such compensation is accrued daily and paid monthly. In addition, each Fund pays on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton.

Pursuant to the Administration Agreement, the Funds have paid the following amounts as administration fees to the Administrator (or former administrator)* during the last three fiscal years:

	2005*	2006		2007
BNY Hamilton Core Bond Fund
Gross Administration Fees	$478,195	$378,238		$354,263
Fee Waivers/Reimbursements	N/A	N/A		N/A
Net Administration Fees	$478,195	$378,238		$354.263

BNY Hamilton Enhanced Income Fund
Gross Administration Fees	$157,277	$57,890		$54,883
Fee Waivers/Reimbursements	N/A	N/A		N/A
Net Administration Fees	$157,277	$57,890		$54,883

BNY Hamilton Global Real Estate Securities Fund
Gross Administration Fees	N/A	$0	[1]	$41,061
Fee Waivers/Reimbursements	N/A	N/A		N/A
Net Administration Fees	N/A	$0		$41,061

BNY Hamilton High Yield Fund
Gross Administration Fees	$199,017	$194,947		$208,156
Fee Waivers/Reimbursements	N/A	N/A		N/A
Net Administration Fees	$199,017	$194,947		$208,156

BNY Hamilton Intermediate Government Fund
Gross Administration Fees	$136,747	$116,636		$111,531
Fee Waivers/Reimbursements	N/A	N/A		N/A
Net Administration Fees	$136,747	$116,636		$111,531

BNY Hamilton Intermediate New York Tax-Exempt Fund
Gross Administration Fees	$128,191	$113,184		$113,940
Fee Waivers/Reimbursements	N/A	N/A		N/A
Net Administration Fees	$128,191	$113,184		$113,940

58

	2005*			2006	2007

BNY Hamilton Intermediate Tax-Exempt Fund
Gross Administration Fees		$296,448		$232,071		$212,342
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$296,448		$232,071		$212,342

BNY Hamilton International Equity Fund
Gross Administration Fees		$290,903		$378,081		$535,600
Fee Waivers/Reimbursements		N/A		N/A	$	N/A
Net Administration Fees		$290,903		$378,081		$535,600

BNY Hamilton Large Cap Equity Fund
Gross Administration Fees		$423,608		$394,409		$425,603
Fee Waivers/Reimbursements		N/A		N/A		N.A
Net Administration Fees		$423,608		$394,409		$425,603

BNY Hamilton Large Cap Growth Fund
Gross Administration Fees		$306,119		$186,061		$141,804
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$306,119		$186,061		$141,804

BNY Hamilton Large Cap Value Fund
Gross Administration Fees		$310,611		$344,810		$355,275
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$310,611		$344,810		$355,275

BNY Hamilton Multi-Cap Equity Fund
Gross Administration Fees		$71,799		$66,929		$63,205
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$71,799		$66,929		$63,205

BNY Hamilton Municipal Enhanced Yield Fund
Gross Administration Fees		$0	[2]	$5,024		$7,969
Fee Waivers/Reimbursements	$			N/A		N/A
Net Administration Fees		$0		$5,024		$7.969

BNY Hamilton S&P 500 Index Fund
Gross Administration Fees		$171,743		$129,737		$139,082
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$171,743		$129,737		$139,082

BNY Hamilton Small Cap Core Equity Fund
Gross Administration Fees		$50,559	[3]	$168,212		$204,885
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$50,559		$168,212		$204,885

BNY Hamilton Small Cap Growth Fund
Gross Administration Fees		$749,662		$362,242		$117,193
Fee Waivers/Reimbursements		N/A		N/A		N/A
Net Administration Fees		$749,662		$362,242		$117,193

BNY Hamilton U.S. Bond Market Index Fund
Gross Administration Fees		$106,622		$85,605		$93,616
Fee Waivers/Reimbursements		N/A		$65		$4,296
Net Administration Fees		$106,622		$85,540		$89,320

*	The amounts set forth in this table reflect fees received by BNY Hamilton Distributors, LLC, the former administrator to the Funds, for periods prior to June 30, 2005.

59

[1]	Reflects administration fees paid for the period from December 29, 2006 (the date of the Fund’s commencement of operations) to December 31, 2006.
[2]	Reflects administration fees paid for the period from December 30, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005.
[3]	Reflects administration fees paid for the period from March 2, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005.

The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote, but only by a written agreement of BNY Hamilton and the Administrator. The Administration Agreement shall continue until terminated by either the Administrator giving to the Fund, or the Fund giving to the Administrator, a notice in writing specifying the date of such termination, which date shall not be less than 90 days after the date that the notice was given.

Sub-Administrator. The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered an agreement appointing Citi (the “Sub-Administration Agreement”) as sub-administrator (the “Sub-Administrator”). Prior to August 1, 2007, Citi was known as BISYS Fund Services Ohio, Inc. and was owned by The BISYS Group, Inc. On August 1, 2007, The BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219. Under the Sub-Administration Agreement, Citi performs the following administrative functions in its role as Sub-Administrator: provides compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton’s transfer agent, oversight of annual anti-money laundering review, and support for legal administration services as requested; reviews daily and monthly Compliance Management Reports; tests conformity of compliance restrictions and limitations within the then-current registration statement, and annually conducts an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds’ registration statement; reviews at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provides ongoing consulting to assist the Administrator with any compliance questions or issues; supports the Administrator’s preparation of (i) the annual update to the Funds’ registration statement, (ii) other amendments to the Funds’ registration statement and supplements to Prospectuses and Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and files any of the foregoing with the SEC upon the request of BNY Hamilton; prepares such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitors the sale of shares for compliance with state securities laws, and files with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinates the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinates the solicitation and tabulation of proxies (including any annual meeting of shareholders); assists with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provides consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtains and maintains fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and files fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintains corporate records on behalf of BNY Hamilton; manages the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board meeting and committee meeting agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by Citi, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters, (v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; reviews proxy statements prepared by counsel; and provides officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002.

60

For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay the Sub-Administrator annual compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it provides sub-administrative services, including the Funds, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A) above. Prior to June 30, 2005, BNY Hamilton Distributors, LLC, a subsidiary of The BISYS Group, Inc., served as administrator to the Funds, as described above. Citi was appointed as Sub-Administrator to the Funds, effective June 30, 2005, in connection with the appointment of The Bank of New York as the Administrator to the Funds. Therefore, for periods prior to June 30, 2005, Citi did not receive sub-administration fees from The Bank of New York, but as described above, BNY Hamilton Distributors, LLC received administration fees from the Funds for its services as administrator to the Funds.

The Sub-Administrator is not an affiliated person of the Administrator (as defined in the 1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Funds. In addition, prior to August 1, 2007, the Sub-Administrator and the Distributor were both indirect wholly-owned subsidiaries of The BISYS Group, Inc.

Cash Management and Related Services. The Bank of New York also provides certain cash management and related services to the Funds pursuant to a Cash Management and Related Services Agreement with BNY Hamilton, on behalf of the Funds. For those services, each Fund pays The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Cash Management and Related Services Agreement.

Pursuant to the Cash Management and Related Services Agreement, the Funds have paid the following amounts to The Bank of New during the last three fiscal years:

	2005		2006		2007
BNY Hamilton Core Bond Fund	$5,774		$4,486		$1,104
BNY Hamilton Enhanced Income Fund	$2,495		$983		$269
BNY Hamilton Global Real Estate Securities Fund	N/A		$0	*	$140
BNY Hamilton High Yield Fund	$2,320		$2,336		$651
BNY Hamilton Intermediate Government Fund	$1,592		$1,387		$343
BNY Hamilton Intermediate New York Tax- Exempt Fund	$1,493		$1,349		$353
BNY Hamilton Intermediate Tax-Exempt Fund	$3,447		$2,750		$655
BNY Hamilton International Equity Fund	$3,406		$4,575		$1,667
BNY Hamilton Large Cap Equity Fund	$5,055		$4,696		$1,313
BNY Hamilton Large Cap Growth Fund	$3,534		$2,179		$437
BNY Hamilton Large Cap Value Fund	$3,634		$4,138		$1,106
BNY Hamilton Multi-Cap Equity Fund	$838		$793		$197
BNY Hamilton Municipal Enhanced Yield Fund	$0	**	$62		$25
BNY Hamilton S&P 500 Index Fund	$2,011		$1,545		$437
BNY Hamilton Small Cap Core Equity Fund	$621	***	$2,056		$642
BNY Hamilton Small Cap Growth Fund	$9,335		$3,874		$357
BNY Hamilton U.S. Bond Market Index Fund	$1,240		$1,015		$290

*	Reflects fees paid for the period from December 29, 2006 (the date of the Fund’s commencement of operations) to December 31, 2006 under the Cash Management and Related Services Agreement.
**	Reflects fees paid for the period from December 30, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005 under the Cash Management and Related Services Agreement.
***	Reflects fees paid for the period from March 2, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005 under the Cash Management and Related Services Agreement.

61

DISTRIBUTOR

BNY Hamilton Distributors, LLC, 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of Foreside Financial Group LLC, acts as each Fund’s exclusive distributor (the “Distributor”) and holds itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the “Distribution Agreement”). Prior to August 1, 2007, the Distributor was a wholly-owned subsidiary of The BISYS Group, Inc. After the expiration of the initial two-year period specified in the Distribution Agreement, the continuation of the Distribution Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of each Fund’s outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Funds who are not “interested persons” of the Funds or the Distributor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See “Directors and Officers.” The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund’s outstanding shares on 60 days’ written notice to the Distributor and by the Distributor on 60 days’ written notice to the Funds.

Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor may enter into dealer agreements and other selling agreements with broker dealers and other intermediaries provided that BNY Hamilton shall approve the forms of such agreements and the Distributor shall have no obligation to make any payments to any third parties, whether as finder’s fees, compensation or otherwise, unless the Distributor has received a corresponding payment from the applicable BNY Hamilton Fund’s 12b-1 Plan (as defined below), the Advisor or another source as may be permitted by applicable law.

Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan, which has been adopted with respect to the Investor Class and Class A Shares, as applicable, of the Funds (as described below). In addition, the Distributor has entered into an agreement with the Advisor pursuant to which the Advisor from its own resources pays certain amounts to the Distributor in consideration of the services performed by the Distributor under the Distribution Agreement and/or such agreement with the Advisor. This includes payments made in consideration of services performed under the Distribution Agreement relating to the share classes of the Funds that have not adopted 12b-1 Plans.

Rule 12b-1 Plan. Pursuant to Rule 12b-1 under the 1940 Act (the “Rule”), the Directors have adopted a distribution plan (“12b-1 Plan”) with respect to Investor Shares of the Index Funds and with respect to Class A Shares of all other Funds. The Rule requires that a registered open-end management company wishing to act as a distributor of securities implement a written plan describing all material aspects of the distribution. The purpose of the 12b-1 Plan is to create incentives for the Distributor and other qualified broker-dealers to provide distribution assistance to their customers who are or may become investors in the Investor Shares or Class A Shares of the applicable Funds, and to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature, advertising, marketing and other promotional and distribution activities. Anticipated benefits to the Funds that may result from the adoption of the 12b-1 Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other BNY Hamilton Funds that may not pay a Rule 12b-1 fee.

The 12b-1 Plan permits the Investor Shares and Class A Shares of the respective Funds to reimburse the Distributor for distribution expenses incurred by the Distributor in respect of such classes at a rate which shall not exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, as applicable. The applicable amounts are calculated and accrued daily and paid monthly or at such other intervals as the Directors and the Distributor may agree. Distribution expenses reimbursable under the 12b-1 Plan include, but are not limited to, fees paid to qualified broker-dealers and financial institutions selected by the Distributor for performance of distribution activities, telemarketing expenses, advertising costs, printing costs, and the costs of

62

distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Investor Shares or Class A Shares, as applicable. The Investor Shares or Class A Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Investor Shares or Class A Shares of the related Fund as the Securities and Exchange Commission construes such term under the Rule. If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Investor Shares or Class A Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursable expenses that are accrued but unpaid under the 12b-1 Plan, nor will any expense be carried forward past the fiscal year in which it is accrued.

Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sales of shares.”

The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither “interested persons” (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the “12b-1 Directors”). In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors. The 12b-1 Plan will continue in full force from year to year, provided that it is approved at least annually by a majority of the Directors and a majority of the Rule 12b-1 Directors. The 12b-1 Plan may be terminated at any time by a vote of the majority of the Rule 12b-1 Directors. In addition, the shareholders of the Investor Shares or Class A Shares of a Fund may terminate the Rule 12b-1 Plan with respect to the applicable class by a vote of a majority of the outstanding voting securities of that class.

The table below sets forth the 12b-1 fees that the Investor Shares and Class A Shares of the Funds paid to the Distributor during the fiscal year ended December 31, 2007. With respect to each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Funds to customers, and (v) such similar or related services as the Distributor may request.

Name of Fund	Applicable Class	Gross Amount Received by Distributor	12b-1 Fees Returned to the Funds by Distributor	Amount Retained by Distributor*
BNY Hamilton Core Bond Fund	Class A	$4,158	$28	$4,130
BNY Hamilton Enhanced Income Fund	Class A	$7,252	$56	$7,196
BNY Hamilton High Yield Fund	Class A	$1,739	$55	$1,684
BNY Hamilton Intermediate Government Fund	Class A	$15,007	$12	$14,995
BNY Hamilton Intermediate New York Tax-Exempt Fund	Class A	$43,685	$93	$43,592

63

Name of Fund	Applicable Class	Gross Amount Received by Distributor	12b-1 Fees Returned to the Funds by Distributor	Amount Retained by Distributor*
BNY Hamilton Intermediate Tax-Exempt Fund	Class A	$2,110	$12	$2,098
BNY Hamilton International Equity Fund	Class A	$14,048	$11	$14,037
BNY Hamilton Large Cap Equity Fund	Class A	$69,617	$680	$68,937
BNY Hamilton Large Cap Growth Fund	Class A	$11,025	$42	$10,983
BNY Hamilton Large Cap Value Fund	Class A	$3,214	$6	$3,208
BNY Hamilton Multi-Cap Equity Fund	Class A	$158,011	$56,454	$101,557
BNY Hamilton S&P 500 Index Fund	Investor Class	$3,321	$8	$3,313
BNY Hamilton Small Cap Growth Fund	Class A	$10,956	$112	$10,844
BNY Hamilton U.S. Bond Market Index Fund	Investor Class	$655	$0	$655
BNY Hamilton Global Real Estate Securities Fund	Class A	$90	$0	$90
BNY Hamilton Small Cap Core Equity Fund	Class A	$4,908	$1,342	$3,566

*	Retained by Distributor and utilized for approved distribution-related expenditures as described above.

In addition, the Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers who are shareholders of the Fund. These administrative services include: maintaining a master account with the Funds’ transfer agent on behalf of client customers and maintaining records with respect to shares purchased and redeemed and share balances; disbursing or crediting redemption and/or dividend proceeds to clients; preparing client account statements; transmitting proxy materials, financial reports and other information required to be sent to shareholders under the federal securities laws deemed by the Funds to be necessary and proper for receipt by all Fund beneficial shareholders; and transmitting purchase and redemption orders on behalf of clients. As of the date of this Statement of Additional Information, the Advisor has in place arrangements to make such additional payments to the following companies or their affiliates: Brown Brothers Harriman & Co., Charles Schwab & Co., Inc., Chicago Mercantile Exchange Holdings, Inc., JPMorgan Chase & Co., Putnam Investments, SunGard Data Systems, Inc., The Vanguard Group and Wachovia Corporation. Additional firms may be added to this list from time to time. The amount paid will be a percentage of the Fund’s average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15% per annum; however, with respect to Wachovia Corporation and its subsidiaries serving as record keeper to the Advisor’s retirement plans, such percentage will not exceed 0.55% per annum. These payments may be material to dealers or other shareholder servicing agents relative to other compensation paid by the Funds and/or the Advisor or the Distributor and their affiliates and may be in addition to any distribution fees and sales charges received with respect to the Funds.

FUND, SHAREHOLDER AND OTHER SERVICES

Transfer Agent and Dividend Disbursing Agent. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Funds. As transfer agent, Citi is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors’ accounts. Citi is also the dividend disbursing agent for the Funds.

Custodian and Fund Accounting Agent. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Custodian and fund accounting agent for each Fund pursuant to a custody agreement and fund accounting agreement, each between BNY Hamilton, on behalf of the Funds, and The Bank of New York (the “Custody Agreement” and “Fund Accounting Agreement,” respectively), and is responsible for, among other things, holding portfolio securities and cash of the Funds, computing the net asset value of the shares of each Fund, and maintaining the books of account and records of portfolio transactions.

64

For custodian services, each Fund pays to The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Custody Agreement. The Bank of New York does not receive any additional fees or other compensation from the Funds for services provided as fund accounting agent to the Funds.

Pursuant to the Custody Agreement, the Funds have paid the following amounts to The Bank of New York during the last three fiscal years:

	2005		2006		2007
BNY Hamilton Core Bond Fund	$60,887		$80,408		$106,049
BNY Hamilton Enhanced Income Fund	$20,494		$10,792		$20,085
BNY Hamilton Global Real Estate Securities Fund	N/A		$0	*	$9,918
BNY Hamilton High Yield Fund	$20,472		$25,750		$19,532
BNY Hamilton Intermediate Government Fund	$28,133		$29,972		$28,923
BNY Hamilton Intermediate New York Tax- Exempt Fund	$14,235		$14,452		$13,557
BNY Hamilton Intermediate Tax-Exempt Fund	$25,539		$28,311		$20,376
BNY Hamilton International Equity Fund	$26,632		$22,565		$36,980
BNY Hamilton Large Cap Equity Fund	$38,912		$46,378		$41,132
BNY Hamilton Large Cap Growth Fund	$47,045		$39,631		$21,516
BNY Hamilton Large Cap Value Fund	$28,484		$36,122		$34,881
BNY Hamilton Multi-Cap Equity Fund	$11,831		$11,489		$11,264
BNY Hamilton Municipal Enhanced Yield Fund	$0	**	$3,438		$4,158
BNY Hamilton S&P 500 Index Fund	$58,215		$38,828		$43,977
BNY Hamilton Small Cap Core Equity Fund	$27,616	***	$25,140		$27,297
BNY Hamilton Small Cap Growth Fund	$76,248		$59,154		$18,825
BNY Hamilton U.S. Bond Market Index Fund	$24,909		$25,071		$25,230

*	Reflects fees for the period from December 29, 2006 (the date of the Fund’s commencement of operations) to December 31, 2006 under the Custody Agreement.
**	Reflects fees paid for the period from December 30, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005 under the Custody Agreement.
***	Reflects fees paid for the period from March 2, 2005 (the date of the Fund’s commencement of operations) to December 31, 2005 under the Custody Agreement.

Securities Lending Agent. The Bank of New York, One Wall Street, New York, New York 10286, acts as securities lending agent for Large Cap Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Global Real Estate Fund, Core Bond Fund, Large Cap Value Fund, S&P 500 Index Fund, U.S. Bond Market Index Fund, Enhanced Income Fund, Multi-Cap Equity Fund, High Yield Fund, and Small Cap Core Equity Fund pursuant to a securities lending agreement and guaranty between BNY Hamilton, on behalf of those Funds, and The Bank of New York (the “Securities Lending Agreement”). For the securities lending services it performs, The Bank of New York is entitled to a fee from the Funds for each month during the term of the Securities Lending Agreement equal to 0.07% of the weighted average daily market value of the Funds’ securities loaned during the preceding calendar month. The Securities Lending Agreement may be terminated at any time by The Bank of New York or the Funds upon at least 45 days’ prior written notice.

Independent Public Accounting Firm. Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2007. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.

65

CODE OF ETHICS

BNY Hamilton, the Advisor, the sub-advisors and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent its personnel from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

PROXY VOTING POLICIES

The Funds have delegated the responsibility to vote proxies related to Fund portfolio securities to the Advisor. The Board of Directors has reviewed and approved the proxy voting policies and procedures that the Advisor follows when voting proxies on behalf of the Funds. The Advisor, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

The Advisor seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Advisor and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the BNY Hamilton Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or the Advisor’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held

66

company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Information on how the Funds have voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC’s website at http://www.sec.gov no later than August 31 of each year.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund views information about portfolio holdings as sensitive and, pursuant to a policy governing the disclosure of the Funds’ portfolio holdings, limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below. The Board of Directors has approved this policy and will be asked to approve any material amendments to this policy.

1. Each Fund will provide a full list of its holdings as of the end of the Fund’s fiscal quarter on BNY Hamilton’s website (http://www.bnyhamilton.com) 60 days after its fiscal quarter-end;

2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton’s website 15 days or more after the calendar quarter-end;

3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton’s website 15 days or more after the calendar quarter-end;

4. Each Fund will provide material non-public holdings information to third parties that (i) calculate information derived from holdings for use either by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for his or her personal benefit, (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton’s website (as described in the Funds’ Prospectuses); and

67

6. Thirty days after the end of each month, the Funds will make publicly available upon request an uncertified, complete schedule of their portfolios. Please contact 1-800-426-9363 to obtain a copy. In order to receive the Funds’ schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Funds’ schedule whether or not a formal request was made).

The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund’s Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

The entities that may receive the information described in (4) above are: (i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end); (iii) S&P (full holdings quarterly, 25 days after quarter-end) and (iv) Thomson Financial (full holdings quarterly, 25 days after quarter-end). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund’s top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

Employees of The Bank of New York (in its capacity as the Funds’ Advisor), of the Sub-Advisors, and of their respective affiliates, who are access persons under the BNY Hamilton Funds’ Code of Ethics, have access to Fund holdings on a regular basis (generally daily, and not subject to any time lag). In addition, The Bank of New York, in its capacity as the Funds’ Custodian, Administrator, and securities lending agent; Citi, in its capacity as the Funds’ Sub-Administrator; BNY Hamilton Distributors, LLC, in its capacity as the Fund’s Distributor; and FT Interactive Data, in its capacity as the foreign security pricing vendor, have access to Fund portfolio holdings on a regular basis (generally daily, and not subject to any time lag). In providing trade execution analysis to the Funds, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Funds’ fiscal year as necessary in connection with its provision of services to the Funds. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. Institutional Shareholder Services, Inc. receives information concerning the Funds’ portfolio holdings if and as necessary, and typically not subject to any time lag, in connection with its provision of proxy voting services to the Funds (see “Proxy Voting Policies” above).

In addition, material non-public holdings information may be provided as part of the normal investment activities of the Funds to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Funds or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed.

The Funds may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Funds, The Bank of New York, and the Sub-Advisors will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds’ Chief Compliance Officer (“CCO”). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders.

The CCO will make an annual report to the Fund’s Board on the operation and effectiveness of the procedures and will report all approvals of disclosure requests to the Board at its next meeting after such approval.

68

To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit, (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.

In the event portfolio holdings disclosure made pursuant to the Funds’ policies and procedures present a conflict of interest between the Funds’ shareholders and The Bank of New York, a Sub-Advisor, the Funds’ Distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

The Bank of New York, the Sub-Advisors, and the Funds will not receive any compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The Bank of New York, the Sub-Advisors, and the Funds will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Funds’ material non-public holdings information. If, in the future, The Bank of New York, a Sub-Advisor, or the Funds desire to make such an arrangement, they would seek prior Board approval and any such arrangements would be disclosed in the Funds’ Statement of Additional Information.

It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates may be similar to the portfolio held by one or more Funds. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Funds.

There is no assurance that the BNY Hamilton Funds’ policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

PURCHASE OF SHARES

General. Investors may open Fund accounts and purchase shares as described in each Prospectus under “Opening an Account/Purchasing Shares” (or the equivalent heading).

Purchases In Kind. Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor or Sub-Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Funds generally will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. See “Net Asset Value.”

Each of the Funds (except for the Index Funds) offers two share classes—Class A Shares and Institutional Shares. The specific sales charges applicable to Class A Shares are described below. The Institutional Shares are not subject to any sales charges. The Index Funds offer two share classes—Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are not subject to any sales charges.

The Distributor acts as agent in selling Class A Shares to dealers and re-allows a portion of the applicable sales charge as a concession. The Distributor generally pays each selling dealer 90% of the sales charge it receives. As a result, a dealer that sells shares of the Funds may receive more revenue from the sale of the Funds

69

than from the sale of other mutual funds offered by such firms. From time to time, dealers who receive concessions from the Distributor may reallow all or a portion of such concession to other dealers or financial intermediaries.

This section describes the sales charges and fees that you will pay as an investor in Class A and Investor Share classes offered by the applicable Funds.

Global Real Estate Fund, Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Growth Fund, Small Cap Core Equity Fund, International Equity Fund

Class A Shares
Sales Charge (Load)	A front-end sales charge will be imposed on shares purchased, declining from 5.25% as indicated below.
Distribution (12b-1)	Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Class A Shares.

Class A’s Initial Sales Charge

Amount of Purchase	Front-End Sales Charge as % of Offering Price[1,2]	Front-End Sales Charge as % of Net Amount Invested[2]	Dealer Reallowance
Less than $25,000	5.25%	5.54%	4.73%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.05%
$100,000 but less than $250,000	3.50%	3.63%	3.15%
$250,000 but less than $500,000	2.75%	2.83%	2.48%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million or more	None	None	None

[1]	The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

Intermediate Government Fund, Core Bond Fund, High Yield Fund, Intermediate Tax- Exempt Fund, Intermediate New York Tax-Exempt Fund

Class A Shares
Sales Charge (Load)	A front-end sales charge will be imposed on shares purchased, declining from 4.25% as indicated below.
Distribution (12b-1)	Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Class A Shares.

70

Class A’s Initial Sales Charge:

Amount of Purchase	Front-End Sales Charge as % of Offering Price[1,2]	Front-End Sales Charge as % of Net Amount Invested[2]	Dealer Reallowance
Less than $50,000	4.25%	4.44%	3.83%
$50,000 but less than $100,000	3.75%	3.90%	3.38%
$100,000 but less than $250,000	3.25%	3.36%	2.93%
$250,000 but less than $500,000	2.25%	2.30%	2.03%
$500,000 but less than $1 million	1.50%	1.52%	1.35%
$1 million or more	None	None	None

[1]	The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

Enhanced Income Fund

Class A Shares
Sales Charge (Load)	A front-end sales charge will be imposed on shares purchased, declining from 1.50% as indicated below.
Distribution (12b-1)	Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the Enhanced Income Fund allocable to Class A Shares.

Class A’s Initial Sales Charge:

Amount of Purchase	Front-End Sales Charge as % of Offering Price[1,2]	Front-End Sales Charge as % of Net Amount Invested[2]	Dealer Reallowance
Less than $500,000	1.50%	1.52%	1.35%
$500,000 but less than $1 million	1.00%	1.01%	0.90%
$1 million or more	None	None	None

[1]	The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

S&P 500 Index and U.S. Bond Market Index Fund

Investor Shares
Sales Charge (Load)	No front-end sales charge.
Distribution (12b-1)	Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Investor Shares.

WAIVING CLASS A SALES CHARGE

Shareholders who held, as of January 26, 2004, Investor Shares of any BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

71

(1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

(2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

(3) each Director of BNY Hamilton;

(4) employees of the Distributor and its affiliates;

(5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

(6) existing shareholders who own shares in any of the BNY Hamilton Funds within their trust accounts and purchase additional shares outside of these trust relationships;

(7) investors within wrap accounts;

(8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, or Investment Retirement Accounts; and

(9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and (9) above must identify himself or herself at the time of purchase. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days’ notice to shareholders. The Funds waive Class A charges with respect to sales of Class A Shares to the types of investors described above because the sales effort involved, if any, in making such sales is negligible and/or in order to promote goodwill with employees and others with whom the Fund, or the Advisor, the Distributor, or any of their affiliates have a business relationship.

In addition, other investors may be eligible to buy Class A Shares at reduced sales charges. The table above and in the relevant Fund’s Prospectuses describe how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions. In addition, information about the availability of reduced sales charges can be found at the Fund’s website. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information.

Letter of Intent. Investors may also qualify for reduced front-end sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the “Letter”). This enables an investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other BNY Hamilton Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the BNY Hamilton Funds currently owned by the investor and purchased within the 90-day period prior to the date the Letter is signed will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. If such shares are included, the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder’s name in

72

order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any BNY Hamilton Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Distributor. A Fund may terminate or amend this Right of Accumulation at any time.

Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship. The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the Funds, sold with a sales charge (“Eligible Shares”); or (b) combining concurrent purchases of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge (“Other Shares”) with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s combined existing holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in a Fund within a 90 day period of that sale. The applicable sales load is based on amounts in excess of the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 60 days of the date the shareholder’s instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the Global Real Estate Fund or International Equity Fund within a 30 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor. In addition, exercise of this privilege does not result in a waiver of any applicable redemption fee (See “Redemption of Shares” below).

73

REDEMPTION OF SHARES

Redemption fee. The Global Real Estate Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. In each case, the fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading to help ensure that short-term investors pay their share of a Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders. See “Abusive Trading” in the Funds’ Prospectuses. Shares of the Global Real Estate Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. See “Redemption Fee” in the Funds’ Prospectuses for information regarding waivers of the Funds’ redemption fees and other relevant information.

Redemptions by Telephone. Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder’s social security or taxpayer’s identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for acting on instructions that prove to be fraudulent or unauthorized.

EXCHANGE OF SHARES

Shareholders purchasing shares from a Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds that have a similar class of shares or between Investor Shares of an Index Fund and Class A Shares of other BNY Hamilton Funds, in accordance with the terms of the current Prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See “Making Exchanges/Redeeming Shares” (or the equivalent heading) in the Funds’ Prospectuses. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available.

When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a BNY Hamilton Fund with a higher sales charge, you will pay the difference.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distributions and Tax Considerations” (or the equivalent heading) in such Fund’s Prospectus.

Determination of the net investment income for each of the Fixed Income Funds is made immediately prior to the time for determination of the Fund’s net asset value on each business day, as specified under “Distributions and Tax Considerations (or the equivalent heading) in the relevant Prospectus. Net investment income for a day other than a business day is determined as of the time for determination of a Fixed Income Fund’s net asset value on the immediately preceding business day. Shares of Fixed Income Funds purchased begin earning dividends on the business day immediately following the business day that the purchase is effective. See “Opening an Account/Purchasing Shares” in each Prospectus. Shares of Fixed Income Funds redeemed earn a dividend up until and including the business day that the redemption becomes effective. See “Making Exchanges/Redeeming Shares” in each Prospectus.

74

NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes as described under “Daily NAV Calculation” (or the equivalent heading) in the relevant Prospectuses, except that net asset value of any class may not be computed by a Fund on a day in which no orders to purchase or redeem shares of such class have been received by the Fund. The net asset value per share of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce that class’s net asset value per share. Under certain circumstances, the net asset value per share of classes of shares of the Funds with higher service and/or distribution fees may be lower than the net asset value per share of the classes of shares of those Funds with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees.

The Board of Directors has delegated to the Advisor the primary responsibility for carrying out certain functions relating to the valuation of portfolio securities and other assets held by the Funds for purposes of determining the net asset value of each Fund, including fair value pricing, pursuant to pricing procedures approved by the Board (the “Pricing Procedures”).

As described in the Prospectuses, for purposes of calculating net asset value, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities listed on a domestic securities exchange are valued at the last sale price as of the close of regular trading hours on the New York Stock Exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price. In the absence of a recorded sales price or official closing price, as applicable, securities are valued at the average of the readily available closing bid and asked prices on the exchange or NASDAQ, as applicable. Equity securities listed on a foreign exchange are valued at the last quoted sale price available before the time when a Fund’s net asset value is determined. Unlisted securities are valued at the average of the most recent quoted bid and asked prices in the over-the-counter market.

Fixed income securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the mean of the most recent bid and ask quotations on such exchange or in the over-the-counter market, if it is determined that such exchange or market constitutes the broadest and most representative market for the security, and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. In the case of the Tax-Exempt Fixed Income Funds, because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer’s books, the Funds do not expect to obtain readily available market quotations for most municipal securities. See the discussion below regarding valuation of securities for which market quotations are not readily available.

Fixed income securities having 60 days or less to maturity are generally priced by the amortized cost method. However, such securities shall be valued by the procedures described above with respect to longer-term fixed income securities when the Advisor believes the amortized cost method is not appropriate.

75

Options traded on national exchanges are valued at the last sale price, or, if there were no trades that day for a particular instrument, at the mean of the most recent bid and asked quotations. Options not listed on a national exchange, not available from a broker or brokers (who may use matrix pricing when consistent with industry practice), or not actively traded are valued at fair value as described below.

Futures contracts generally are valued at the settlement prices quoted by market makers (or exchanges or boards of trade if such contracts are listed thereon).

All portfolio securities and other assets initially valued in foreign currencies are converted into United States dollars at the prevailing market rates available at the time of valuation.

As described in the Prospectuses, securities for which market quotations are not readily available (or are deemed to be unreliable) are valued at fair value as determined by the Advisor’s Pricing Committee, subject to the Funds’ Pricing Procedures. In determining fair value, consideration is given to the most recent closing price and other appropriate factors, including the nature of the portfolio instrument; any recent price or dealer quotation that may be available, the time elapsed since that price or quotation was established, and the circumstances when it was established; the issuer’s financial condition; available analyst, media or other reports or information on the issuer, its industry and markets; recent and pending corporate developments; the nature and duration of any trading restrictions; the cost of the investment; the movement of any surrogate market for the instrument; as well as other relevant factors.

In addition, as described in the Funds’ Prospectuses, if a significant event has occurred which will, with a reasonably high probability, materially affect the value of a security since the closing price was established but before the determination of a Fund’s net asset value, the security may be fair valued by the Advisor’s Pricing Committee subject to the Funds’ Pricing Procedures. In particular, trading in equity securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign equity securities occur between the time when the exchange or market on which they are traded closes and the time when a Fund’s net asset value is calculated, such securities will be valued at fair value in accordance with the Funds’ Pricing Procedures. See “Daily NAV Calculation” (or the equivalent heading) in each Prospectus for more information regarding circumstances under which fair value pricing may be used and related information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Investment Decisions and Portfolio Transactions. On behalf of the Funds, the Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those Funds for which a Sub-Advisor manages the Fund’s investments, references in this section to the “Advisor” should be read to mean the applicable Sub-Advisor unless otherwise noted below.

Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisor. Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients, including other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other customers in order to obtain best execution, including lower transaction costs. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be fair and consistent with the Advisor’s fiduciary and other obligations to the Funds.

76

Brokerage and Research Services. Fixed income securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealers. In underwritten offerings, securities are purchased by a Fund at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain securities may be purchased by a Fund directly from an issuer, in which case no commissions or discounts are paid. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of exchange-traded options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor for other investment advisory clients, including other Funds. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

In effecting portfolio transactions for the Funds, the Advisor seeks the best execution available. In seeking best execution, the Advisor considers all factors it deems relevant, including, without limitation: the price per unit of the security; the size of the transaction; the nature of the market for the security; the amount of the commission; the execution capability, reliability, responsiveness, reputation and financial condition of the broker-dealer involved in the transaction; and volume discounts offered by the broker-dealer. In addition, the Advisor may consider the type and quality of research services provided by the broker-dealer, as discussed below. Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds and the Advisor will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

The Funds paid the following amounts in brokerage commissions during the three most recently completed fiscal years:

Name of Fund	Fiscal Year Ended December 31, 2005		Fiscal Year Ended December 31, 2006		Fiscal Year Ended December 31, 2007
Large Cap Equity Fund	$551,022		$582,774		$566,912
Large Cap Growth Fund	$920,081		$326,835		$176,199
Small Cap Growth Fund	$2,572,586		$2,322,872		$382,333
International Equity Fund	$101,070		$120,891		$91,927
S&P 500 Index Fund	$39,793		$9,129		$5,602
Large Cap Value Fund	$363,491		$395,884		$249,547
Multi-Cap Equity Fund	$35,679		$27,320		$37,650
Small Cap Core Equity Fund	$202,404	*	$208,805		$232,733
Global Real Estate Securities Fund	N/A	**	$0	**	$121,309

*	Reflects brokerage commissions paid by the Fund for the period March 2, 2005 (the Fund’s commencement of operations) through December 31, 2005.

**	Reflects brokerage commissions paid by the Fund for the period December 29, 2006 (the Fund’s commencement of operations) through December 31, 2006.

77

Any materially significant differences between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is generally the result of: (1) active trading strategies employed by the Advisor when responding to changes in market conditions, (2) management of cash flows into and out of the Fund as a result of shareholder purchases and redemptions, (3) volatility of the relevant market for the Fund, and/or (4) changes in the commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Funds do not reflect material changes in the Funds’ investment objectives or strategies.

Under the Advisory and Sub-advisory Agreements and in reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Advisor or the Funds and/or other accounts for which the Advisor exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to accounts over which it exercises investment discretion. The Advisor periodically reports to the Directors regarding commissions paid by the Funds. The advisory fees paid by the Funds are not reduced because the Advisor receives such services even though the receipt of such services relieves the Advisor from expenses it might otherwise bear. Brokerage and research services provided by broker-dealers chosen by the Advisor to place the Funds’ portfolio transactions may be useful to the Advisor in providing services to the Advisor’s other clients, although not all of these services may be necessarily useful or of value to the Advisor in managing the Funds. Conversely, brokerage and research services provided to the Advisor by broker-dealers in connection with trades executed on behalf of other clients of the Advisor may be useful to the Advisor in managing the Funds, although not all of these services may be necessarily useful and of value to the Advisor in managing such other clients.

Brokerage and research services provided by broker-dealers in reliance on the Section 28(e) safe harbor may take various forms, including, among other things, economic statistics and forecasting services, industry and company analyses, portfolio strategy services, and consulting services from economists and political analysts. The Advisor does, from time to time, in reliance on the Section 28(e) safe harbor, obtain research prepared by the executing broker-dealer (i.e., “proprietary research”), and may execute transactions with broker-dealers for the Funds in order to obtain research products and services from such broker-dealers that are prepared by third parties (i.e., “third-party research”). In the case of third-party research, pursuant to recent SEC staff guidance, the Advisor may agree with broker-dealers effecting trades for the Advisor’s accounts, including the Funds’ accounts, that a portion of the commissions paid by the accounts will be accrued for subsequent allocation to certain research providers. The Advisor can thereafter request that the broker-dealers make payments from the accrued funds in exchange for certain third-party research.

Affiliated Brokerage and Other Transactions. Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may place orders for the purchase and sale of exchange-traded portfolio securities with a broker-dealer that is an affiliate of the Advisor (or a Sub-Advisor). Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Advisor (or a Sub-Advisor) may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary brokerage commissions” to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Directors, including a majority of the Directors who are not “interested persons” of the Funds, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliated brokers are consistent with the foregoing standards.

78

The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal year ended December 31, 2006. The Funds did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2005 and 2007.

Name of Fund	Name of Affiliated Broker	Amount of Brokerage Commissions Paid to Affiliated Broker During Fiscal Year Ended December 31, 2006	% of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Broker During Fiscal Year Ended December 31, 2006	% of Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker During Fiscal Year Ended December 31, 2006
Small Cap Growth Fund	BNY ConvergeEx Execution Solutions, LLC	$8,758	0.38%	1.05%

There were no material differences in the percentage of the brokerage commissions paid to, and the percentage of transactions effected through, an affiliated broker disclosed in the table above for the fiscal year ended December 31, 2007.

In addition, the Funds will not purchase securities during the existence of any underwriting or selling syndicate for such securities of which the Advisor, a Sub-Advisor or any of their respective affiliates is a member, except pursuant to procedures adopted by the Directors, including a majority of the Directors who are not “interested persons” of the Funds, that comply with rules adopted by the SEC and/or with applicable interpretations of the SEC staff.

Regular Broker-Dealers. The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2007, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of December 31, 2007:

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of December 31, 2007 (in 000’s)
BNY Hamilton Core Bond Fund	Citigroup, Inc. Goldman Sachs Group, Inc. Merrill Lynch & Co., Inc. Morgan Stanley Bank of America Corp. Bear Stearns & Cos., Inc.	$ $ $ $ $ $	2,446 2,389 1,092 2,294 2,303 15,948
BNY Hamilton Enhanced Income Fund	Credit Suisse (USA), Inc. Morgan Stanley	$ $	1,224 1,792
BNY Hamilton Global Real Estate Securities Fund	None
BNY Hamilton High Yield Fund	None
BNY Hamilton Intermediate Government Fund	None
BNY Hamilton Intermediate New York Tax- Exempt Fund	None
BNY Hamilton Intermediate Tax-Exempt Fund	None

79

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of December 31, 2007 (in 000’s)
BNY Hamilton International Equity Fund	Barclays Capital Credit Suisse Group Deutsche Bank AG	$ $ $	3,566 3,236 3,368
BNY Hamilton Large Cap Equity Fund	Bank of America Corp. Merrill Lynch & Co., Inc. Morgan Stanley	$ $ $	4,456 2,738 3,452
BNY Hamilton Large Cap Growth Fund	None
BNY Hamilton Large Cap Value Fund	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. Morgan Stanley	$ $ $ $	9,597 11,592 5,636 3,187
BNY Hamilton Multi-Cap Equity Fund	Citigroup, Inc.		$1,693
BNY Hamilton Municipal Enhanced Yield Fund	None
BNY Hamilton S&P 500 Index Fund	Bank of America Bear Stearns Cos., Inc. Citigroup, Inc. Goldman Sachs Group, Inc. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc. Morgan Stanley	$ $ $ $ $ $ $	2,297 176 2,685 937 420 770 936
BNY Hamilton Small Cap Core Equity Fund	None
BNY Hamilton Small Cap Growth Fund	None
BNY Hamilton U.S. Bond Market Index Fund	Bank of America Corp. Bear Stearns & Cos., Inc. Citigroup, Inc. Credit Suisse USA, Inc.	$ $ $ $	349 1,199 1,233 945
	Goldman Sachs Group, Inc. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc. Morgan Stanley	$ $ $ $	233 1,380 365 274

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” Unless otherwise noted in this Statement of Additional Information or in a Fund’s Prospectuses, the Advisor manages the Funds without regard generally to restrictions on portfolio turnover or to the after-tax impact of portfolio turnover on the Funds. Higher portfolio turnover involves correspondingly greater expenses borne by a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. In addition, such sales may result in realization of capital gains that are taxable when distributed to shareholders of a Fund (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund’s after-tax returns. See “Taxes.”

Trading in fixed income securities does not generally involve the payment of brokerage commissions, but the price paid by a Fund generally includes a payment of a profit to a dealer or a discount or concession to an

80

underwriter in an underwritten offering, and can cause a Fund to incur other types of transaction costs, such as Custodian fees and wire charges. In addition, the use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds, and the use of futures contracts may involve the payment of commissions to futures commission merchants.

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

The portfolio turnover rates for the Funds for the two most recently completed fiscal years ended December 31, 2006 and 2007 were as follows:

	2006	2007
BNY Hamilton Core Bond Fund	108%	119%
BNY Hamilton Enhanced Income Fund	126%	104%
BNY Hamilton Global Real Estate Securities Fund	— [1]	73%
BNY Hamilton High Yield Fund	101%	99%
BNY Hamilton Intermediate Government Fund	21%	57%
BNY Hamilton Intermediate New York Tax- Exempt Fund	13%	17%
BNY Hamilton Intermediate Tax-Exempt Fund	26%	14%
BNY Hamilton International Equity Fund	15%	11%
BNY Hamilton Large Cap Equity Fund	53%	66%
BNY Hamilton Large Cap Growth Fund	51%	52%
BNY Hamilton Large Cap Value Fund	59%	34%
BNY Hamilton Multi-Cap Equity Fund	7%	25%
BNY Hamilton Municipal Enhanced Yield Fund	68%	61%
BNY Hamilton S&P 500 Index Fund	11%	5%
BNY Hamilton Small Cap Core Equity Fund	26%	36%
BNY Hamilton Small Cap Growth Fund	127%	89%
BNY Hamilton U.S. Bond Market Index Fund	30%	32%

[1]	The Fund commenced operations on December 29, 2006.

There were no significant variations in a Fund’s portfolio turnover during the prior two fiscal years set forth in the table above.

It is anticipated that each of the Funds will have a portfolio turnover rate of less than 100% during the fiscal year ending December 31, 2008.

81

DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized as a corporation under the laws of the State of Maryland on May 1, 1992. The fiscal year-end of the Funds is December 31. BNY Hamilton operates as an investment company that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of common stock. There are twenty three series of BNY Hamilton. The Charter currently permits BNY Hamilton to issue 97,800,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:

Name of Series and Classes Thereof	Number of Shares of Common Allocated
BNY Hamilton Core Bond Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Enhanced Income Fund
Institutional Shares	400,000,000
Class A Shares	800,000,000
BNY Hamilton Global Real Estate Securities Fund
Institutional Shares	200,000,000
Class A Shares	200,000,000
BNY Hamilton High Yield Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Intermediate Government Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton International Equity Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Large Cap Equity Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Large Cap Growth Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Large Cap Value Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Multi-Cap Equity Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Municipal Enhanced Yield Fund
Institutional Shares	200,000,000
BNY Hamilton S&P 500 Index Fund
Institutional Shares	200,000,000
Investor Shares	200,000,000

82

Name of Series and Classes Thereof	Number of Shares of Common Allocated
BNY Hamilton Small Cap Core Equity
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton Small Cap Growth Fund
Institutional Shares	200,000,000
Class A Shares	400,000,000
BNY Hamilton U.S. Bond Market Index Fund
Institutional Shares	200,000,000
Investor Shares	200,000,000

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable. For information relating to redemption and exchange rights of the Funds, including redemption of Fund shares at the option of the Funds, see “Making Exchanges/Redeeming Shares” (or the equivalent heading) in the Funds’ Prospectuses, and “Redemption of Shares” and “Exchange of Shares” in this Statement of Additional Information. Each share of a Fund and class thereof shall have equal rights with respect other shares of that Fund or class with respect to the assets of BNY Hamilton pertaining to that Fund or class. The dividends payable to the holders of any Fund of class thereof (subject to any applicable rule, regulation, or order of the SEC or any other applicable law or regulation) shall be determined by the Board. See “Dividends and Distributions” in this Statement of Additional Information and “Distributions and Tax Considerations” (or the equivalent heading) in the Funds’ Prospectuses for more information on the Funds’ distribution policies. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.

All classes of a Fund shall represent the same interest in BNY Hamilton and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of the Fund shall be borne solely by that class. In addition, in certain cases as described below, a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. On any matter submitted to shareholders, all shares of BNY Hamilton then issued and outstanding and entitled to vote thereon shall be voted in the aggregate and not by Fund or class with certain exceptions. Shareholders of a particular Fund or class of a Fund shall be entitled to vote separately as a Fund or class as to any matter with respect to which a separate vote of any Fund or class of a Fund, as applicable, is required by the 1940 Act or by the Maryland General Corporation Law (e.g., separate voting by a Fund would be required for the approval of an advisory agreement with respect to that Fund and separate voting by a class of a Fund would be required for the approval of a 12b-1 plan with respect to that class). If permitted by the 1940 Act and Maryland General Corporation Law, the classes of more than one Fund shall vote together as a single class on any such matter that shall have the same effect on each such class. In addition, when the matter does not affect any interest of a particular Fund or class of a Fund, then only shareholders of such other Funds or classes whose interests may be affected shall be entitled to vote thereon.

Subject to the 1940 Act and Maryland law, Directors are elected to serve indefinite terms. The Directors may set or change the number of directors pursuant to the Bylaws and may fill vacancies on the Board of Directors; provided, however, that immediately after such appointment at least two-thirds of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

83

BNY Hamilton, if requested to do so by shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting, will call a special meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the Directors to BNY Hamilton or its shareholders for money damage to the maximum extent permitted by law. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the fullest extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, shareholders of BNY Hamilton are generally not liable for the corporation’s debts or obligations.

The Board of Directors may, without shareholder approval, establish one or more additional separate series of shares of BNY Hamilton or classify shares of a Fund into one or more additional classes.

As of February 29, 2007, no one shareholder beneficially owned 25% or more of the outstanding shares of a Fund.

The following table sets forth the name, address and percentage of ownership of each person who is known by BNY Hamilton to own, of record or beneficially, 5% or more of any class of a Fund’s outstanding shares as of February 29, 2007:

Fund/Class	% Ownership	Shareholder Name and Address
CORE BOND FUND INSTL SHR	84.97%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

CORE BOND FUND INSTL SHR	10.00%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

CORE BOND FUND A SHARES	11.96%	ALAN J HEUER IRA 375 MIDDLESEX RD DARIEN, CT 06820

CORE BOND FUND A SHARES	9.10%	MARGARET L GREENE LYFORD K GREENE JTWROS 2700 BEDFORD RD C/O EG PARTNERS LOWELLVILLE, OH 444368738

84

Fund/Class	% Ownership	Shareholder Name and Address
CORE BOND FUND A SHARES	7.56%	HSBC SECURITIES (USA) INC. 452 FIFTH AVENUE NEW YORK, NY 10018

CORE BOND FUND A SHARES	6.75%	CHRISTOPHER GRAY SEP IRA 1105 PARK AVE NEW YORK, NY 10128

CORE BOND FUND A SHARES	6.19%	THE PAGET DISEASE FOUNDATION 120 WALL ST NO 1602 NEW YORK, NY 10005

CORE BOND FUND A SHARES	5.24%	FRANCIS B THURBER 4TH CAROLYN I THURBER 4TH JTWROS 804 EAGLE BAY DR OSSINING, NY 105622300

ENHANCED INCOME FUND INSTITUTIONAL	40.53%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

ENHANCED INCOME FUND INSTITUTIONAL	34.81%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

ENHANCED INCOME FUND INSTITUTIONAL	9.07%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

ENHANCED INCOME FUND A SHARES	9.33%	ALICE M GRAHAM MARJORY TAIT 82 BRUCE PARK AVE GREENWICH, CT 068306314

ENHANCED INCOME FUND A SHARES	7.73%	JACK M DODICK LYNNE B DODICK JTWROS 45 TRAILS END RD WESTON, CT 06883

ENHANCED INCOME FUND A SHARES	6.80%	ROBERT J GELLERT RODOLFO PERSCHEK TRUST TTEE U/I 6/4/75 122 E 42ND ST 34 FLOOR NEW YORK, NY 101680127

85

Fund/Class	% Ownership	Shareholder Name and Address
ENHANCED INCOME FUND A SHARES	6.80%	ROBERT J GELLERT 122 E 42ND ST 34TH FLOOR C/O UNITED CONTINENTAL CORP NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	ROBERT J GELLERT FRANCES PETSCHEK TRUST UI 7-11-75 122 E 42ND ST 34TH FLOOR C/O UNITED CONTINENTAL CORP NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	MICHAEL GELLERT 122 E 42 ST 34 FLOOR NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	MAX E GELLERT 122 E 42ND ST 34TH FLOOR C/O UNITED CONTINENTAL CORP NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	MARTIN F GELLERT 122 E 42ND ST 34 FLOOR NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	BRIDGET G LYONS 122 E 42ND ST 34TH FLOOR C/O UNITED CONTINENTAL CORP NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	CATHERINE G ROSS 122 E 42 ST 34 FLOOR NEW YORK, NY 101680127

ENHANCED INCOME FUND A SHARES	6.80%	INA SCHLESINGER 122 E 42ND ST 34TH FLOOR C/O UNITED CONTINENTAL CORP NEW YORK, NY 101680127

GLOBAL REAL ESTATE SEC FUND A SHARES	72.76%	PERSHING LLC ONE PERSHING PLAZA 14TH FLOOR PRODUCT SUPPORT JERSEY CITY, NJ 07399

GLOBAL REAL ESTATE SEC FUND A SHARES	15.05%	SUZANNE E KLINE 231 E 76TH ST APT 2K NEW YORK, NY 10021

GLOBAL REAL ESTATE SEC FUND A SHARES	8.71%	KARYN MARIE DEMARCO 88 LOCKERBY LN WESTWOOD, NJ 07675

86

Fund/Class	% Ownership	Shareholder Name and Address
GLOBAL REAL ESTATE SEC FUND INSTL	65.15%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

GLOBAL REAL ESTATE SEC FUND INSTL	16.85%	BNY CAPITAL CORPORATION ONE WALL STREET NEW YORK, NY 10286

GLOBAL REAL ESTATE SEC FUND INSTL	15.18%	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK & TRUST ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUND ADMIN OAKS, PA 19456

HIGH YIELD FUND INSTL SHRS	85.77%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

HIGH YIELD FUND INSTL SHRS	7.09%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

HIGH YIELD FD A SHARES	61.72%	THOMAS M HEYMAN UZIELA B HEYMAN JTWROS 14 VITKIN ST 63474 TE AVIV ISRAEL

HIGH YIELD FD A SHARES	6.41%	THE BANK OF NEW YORK NANCY ROSEN 170 JOURNEYS END RD SOUTH SALEM, NY 10590

HIGH YIELD FD A SHARES	5.98%	KIM LIVINGSTON ROLLOVER IRA 16 MILLSTONE CT RIDGEFIELD, CT 06877

HIGH YIELD FD A SHARES	5.23%	RALPH E ROSAMILIA 34 TALL TIMBER DR MORRISTOWN, NJ 07960

INTERMEDIATE GOVERNMENT A SHARES	26.90%	MICHAEL W OCONNELL 23335 CAMINITO ANDRETA LAGUNA HILLS, CA 926531602

87

Fund/Class	% Ownership	Shareholder Name and Address
INTERMEDIATE GOVERNMENT A SHARES	13.28%	ELEANOR M DEL BENE DONNA D RYAN PALMER DAIRY INC

INTERMEDIATE GOVERNMENT A SHARES		EMPLOYEE PENSION PLAN & TRUST 468 PALMER RD YONKERS, NY 10701

INTERMEDIATE GOVERNMENT INSTL SHRS	51.23%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

INTERMEDIATE GOVERNMENT INSTL SHRS	45.78%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

INTERMEDIATE NY TAX EXEMPT A SHARES	12.54%	HSBC SECURITIES (USA) INC. 452 FIFTH AVENUE NEW YORK, NY 10018

INTERMEDIATE NY TAX EXEMPT INSTL SHRS	88.17%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

INTERMEDIATE NY TAX EXEMPT INSTL SHRS	5.07%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

INTERMEDIATE TAX EXEMPT INSTL SHRS	96.52%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

INTERMEDIATE TAX EXEMPT A SHARES	49.38%	SBA I & CO LLC TAG ASSOCIATES LLC AS ADMIN. TTEE - C BEZEM D BEZEM P JOSEPH 75 ROCKEFELLER PLZ STE 900 TTEE - S SCHEUER R SCHEUER NEW YORK, NY 10019

88

Fund/Class	% Ownership	Shareholder Name and Address
INTERMEDIATE TAX EXEMPT A SHARES	16.45%	DONNA B ZORN 28 RIDGEVIEW DR TOD ASHEVILLE, NC 288042754

INTERMEDIATE TAX EXEMPT A SHARES	11.98%	PERSHING LLC ONE PERSHING PLAZA 14TH FLOOR PRODUCT SUPPORT JERSEY CITY, NJ 07399

INTERMEDIATE TAX EXEMPT A SHARES	6.65%	NAOMI SIEGEL 32 FOLKSTONE DR EAST HAMPTON, NY 119371213

INTERNATIONAL EQUITY INSTITUTIONAL	83.37%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

INTERNATIONAL EQUITY INSTITUTIONAL	8.42%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

INTERNATIONAL EQUITY INSTITUTIONAL	5.51%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

INTERNATIONAL EQUITY A SHARES	62.42%	PAULINE C METCALF PAULINE C METCALF TRUST DTD 12/28/88 22 PARSONAGE ST PROVIDENCE, RI 02903

INTERNATIONAL EQUITY A SHARES	7.13%	SUSAN E BANNON 62 CROTON AVE MT KISCO, NY 10549

LARGE CAP EQUITY INSTITUTIONAL SHRS	68.07%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

LARGE CAP EQUITY INSTITUTIONAL SHRS	26.39%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

LARGE CAP EQUITY A SHARES	17.42%	HSBC SECURITIES (USA) INC. 452 FIFTH AVENUE NEW YORK, NY 10018

89

Fund/Class	% Ownership	Shareholder Name and Address
LARGE CAP GROWTHINSTITUTIONAL	77.45%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

LARGE CAP GROWTH INSTITUTIONAL	18.86%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

LARGE CAP VALUE FUND INSTITUTIONAL	81.81%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

LARGE CAP VALUE FUND INSTITUTIONAL	11.57%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

LARGE CAP VALUE FUND INSTITUTIONAL	5.43%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

LARGE CAP VALUE FUND A SHARES	17.31%	PETER ASKIN SAMUEL LUCAS ASKIN UTMA NY 126 WEST 78TH ST NEW YORK, NY 100246716

LARGE CAP VALUE FUND A SHARES	12.26%	JAMES CARRINGTON LEITER PRIVADA ANTONIO MEDIZ BOLIO 35 COL STA MARIN MORELIA MICHOACAN MEXICO 58090

LARGE CAP VALUE FUND A SHARES	9.96%	PETER ASKIN JOHN DAVID ASKIN UTMA NY 126 WEST 78TH ST NEW YORK, NY 100246716

90

Fund/Class	% Ownership	Shareholder Name and Address
LARGE CAP VALUE FUND A SHARES	5.58%	BARBARA TIMON ROLLOVER IRA 1103 BRITTANY LN SAINT HELENA, CA 945749615

LARGE CAP VALUE FUND A SHARES	5.34%	KIM LIVINGSTON ROLLOVER IRA 16 MILLSTONE CT RIDGEFIELD, CT 06877

LARGE CAP VALUE FUND A SHARES	5.10%	SCOTT F ALBARELLA THERESA C ALBARELLA JTWROS 20 SHERWOOD RD ROCKVILLE CENTRE, NY 11570

MULTI-CAP EQUITY A SHARES	34.57%	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK & TRUST ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUND ADMIN OAKS, PA 19456

MULTI-CAP EQUITY A SHARES	20.78%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

MUNICIPAL ENHANCED YIELD INSTL	30.79%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

MUNICIPAL ENHANCED YIELD INSTL	27.33%	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET MS:SF101MONT-22-241 SAN FRANCISCO, CA 94104

MUNICIPAL ENHANCED YIELD INSTL	19.70%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

MUNICIPAL ENHANCED YIELD INSTL	10.33%	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK & TRUST ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUND ADMIN OAKS, PA 19456

91

Fund/Class	% Ownership	Shareholder Name and Address
MUNICIPAL ENHANCED YIELD INSTL	8.36%	ATWELL CO FBO 23312000 P O BOX 2044 PECK SLIP STATION NY, NY 10038

S&P 500 INDEX FUND – INSTL	36.61%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

S&P 500 INDEX FUND – INSTL	33.89%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

S&P 500 INDEX FUND – INSTL	27.44%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

S&P 500 INDEX FUND – INVESTOR	16.04%	WILLIAM B SMITH JR JOHN W COBB TRUST U/W OF FREDERICK H SIDES PO BOX 2508 FOGARTY COHEN SELBY & NEMIROFF GREENWICH, CT 06835

S&P 500 INDEX FUND – INVESTOR	15.71%	MARIO BATALI IRA 11 FIFTH AVE NEW YORK, NY 10003

S&P 500 INDEX FUND – INVESTOR	11.91%	JOANNE WYCKOFF ROLLOVER IRA 710 SMOKE HOLLOW TRL FRANKLIN LAKES, NJ 07417

S&P 500 INDEX FUND – INVESTOR	9.92%	JAMES LARK 108 BROADWAY APT 2D MALVERNE, NY 115651635

SMALL CAP GROWTH INSTITUTIONAL	88.18%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

92

Fund/Class	% Ownership	Shareholder Name and Address
SMALL CAP GROWTH INSTITUTIONAL	6.94%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

SMALL CAP GROWTH A SHARES	6.49%	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281

SMALL CAP GROWTH A SHARES	5.85%	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET MS:SF101MONT-22-241 SAN FRANCISCO, CA 94104

SMALL CAP CORE EQUITY INSTITUTIONAL	92.93%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

SMALL CAP CORE EQUITY INSTITUTIONAL	5.94%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

SMALL CAP CORE EQUITY FUND A SHARES	30.23%	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK & TRUST ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUND ADMIN OAKS, PA 19456

SMALL CAP CORE EQUITY FUND A SHARES	17.18%	FIFTH THIRD BANK TTEE FBO HEMENWAY BARNES P O BOX 3385 CINCINNATI, OH 45263

SMALL CAP CORE EQUITY FUND A SHARES	7.46%	PATRICIA B SPECTER MATTHEW BROWN GST TAX EXEMPT MARITAL TRUST DTD 03-15-1988 1 WEST 67 STREET NEW YORK, NY 10023

SMALL CAP CORE EQUITY FUND A SHARES	6.41%	HAROLD GILBERT KOTLER 49 WARREN ST BROOKLINE, MA 02445

93

Fund/Class	% Ownership	Shareholder Name and Address
US BOND MARKET INDEX FUND – INSTL SHRS	45.75%	POST CO 477850 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

US BOND MARKET INDEX FUND – INSTL SHRS	27.75%	WENDEL CO 196196 C O THE BANK OF NY MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NY, NY 10268

US BOND MARKET INDEX FUND – INSTL SHRS	17.45%	WACHOVIA BANK N.A. 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 282621151

US BOND MARKET INDEX FUND – INSTL SHRS	8.54%	ETHICAL CULTURE FIELDSTON SCHOOL 33 CENTRL PARK WEST NEW YORK, NY 100236001

US BOND MARKET INDEX FUND INVESTOR	19.35%	EDWARD GREBOW SEP IRA 1136 FIFTH AVE #11C NEW YORK, NY 10128

US BOND MARKET INDEX FUND INVESTOR	17.13%	WAYNE T KERNOCHAN JAMES G KERNOCHAN UTMA MA 113 BRISTOL ROAD WELLESLEY, MA 024812732

US BOND MARKET INDEX FUND INVESTOR	15.84%	ELIZABETH ANNE CLARK ROLLOVER IRA 36 WYANDAMERE DR WOODCLIFF LAKE, NJ 07677

US BOND MARKET INDEX FUND INVESTOR	12.36%	ROBERT D WACHS IRA 418 E 59 ST APT 16B NEW YORK, NY 10022

US BOND MARKET INDEX FUND INVESTOR	8.13%	KHELANAND V JAIRAM CONVERSION ROTH IRA 230 MAIN ST EAST ROCKAWAY, NY 11518

US BOND MARKET INDEX FUND INVESTOR	8.04%	STEPHANIE S GAJ THE MINNIE PETISE TRUST FBO JANAS GAJ PO BOX 736 SUFFIELD, CT 060780736

94

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and possible application of foreign, state and local tax laws.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from an interest in a “qualified publicly traded partnership” (as defined below);

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations, the Fund may treat both the financial intermediary and the issuer of the underlying loan as an issuer, and in the case of a Fund’s investment in certain derivatives, the Fund may treat the counterparty or the issuer of the reference security as an issuer; and

distribute with respect to each taxable year at least 90% of (a) the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (b) net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph 1 above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph 1(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph 2 above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test. However, the

95

Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of “qualifying income” a Fund’s foreign currency gains to the extent that such income is not directly related to the trust’s principal business of investing in stock or securities.

Distributions

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis in the form of dividends. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net capital gains. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. If a Fund were to fail to distribute an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year (or later if a Fund is permitted to elect and so elects), the Fund would be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax. A distribution will be treated as paid by a Fund on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund (other than exempt-interest dividends, as discussed below), regardless of whether received in cash or reinvested in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

96

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, except, for example, with respect to “qualified dividend income (described below)”. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot fully be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profit in that taxable year, in which case the excess generally will be treated as a return of capital up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

For taxable years beginning before January 1, 2011, distributions of net investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the ease of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies (collectively, “underlying funds”), and receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of

97

capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities generally is not so exempt.

Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets—for taxable years beginning before January 1, 2011.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares; provided further that any such loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Effects of Certain Investments

Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swap options, foreign securities and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains, to convert short-term capital losses into long-term capital losses or to otherwise affect

98

the character of the Fund’s income. These rules, therefore, could affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and taxable income. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the shareholder’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Options and Futures Contracts. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Covered call writing activities of a Fund may trigger the federal income tax straddle rules of Section 1092, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” generally are exempted from the straddle rules; options that are “in the money” although not “deep in the money” may give rise to qualified covered calls, and the holding period on stock underlying qualified cover calls will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Repurchase Agreements and Securities Lending. The Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

99

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero coupon debt obligations with a fixed maturity of more than one year from the date of issuance) that may be acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be OID.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund might not (and interest paid on debt obligations, if any, that are considered for tax

100

purposes to be payable in the equity of the issuer or a related party will not) be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated by the regulated investment company as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs. To the extent such investments are permissible, a Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a Fund may prevent income that would otherwise be treated as UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. A CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount

101

equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Certain Investments in Partnerships. Special tax considerations apply if a Fund invests in entities taxed as partnerships. In general, the Fund will not recognize income earned by such a partnership until the close of the partnership’s taxable year. However, the Fund will recognize such income as it is earned by the partnership for purposes of determining whether it is subject to the 4% excise tax (described above). Therefore, if the Fund and such a partnership have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such partnership in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from a partnership taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such partnership before the distribution. A Fund that receives a liquidating cash distribution from a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in its interest in the partnership; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the Fund’s share of the partnership’s basis in those unrealized receivables.

Investments in Other Funds. If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”) its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that each Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of having sold or exchanged the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend would be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

102

Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Exempt-Interest Dividends. Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund properly designated as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but might be taxable for federal alternative minimum tax (“AMT”) purposes and might be subject to state and local taxes. If the Fund intends to qualify to pay exempt-interest dividends, the Fund might be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A Fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends might be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. In certain instances associated with investments comprising not more than 20% of the Intermediate Tax-Exempt Fund’s and the Intermediate New York Tax Exempt Fund’s assets and not more than 50% of the Municipal Enhanced Yield Fund’s assets, distributions may result in liability for federal AMT, both for individual and corporate shareholders.

Distributions of a Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. A Fund may invest a portion of its assets in securities that generate income subject to federal and state taxes.

103

Gains realized by a Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Distributions of investment income designated by a Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011.

Shareholders who receive social security or railroad retirement benefits are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in these Funds on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Certain Funds, such as the Intermediate Tax-Exempt Fund, the Intermediate New York Tax Exempt Fund, and the Municipal Enhanced Yield Fund, primarily invest in certain types of tax-exempt interest obligations and therefore will primarily distribute exempt-interest dividends. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but might be subject to state and local taxes. The state or municipality where the shareholder lives might not impose state or local taxes on tax-exempt interest earned on certain bonds.

In particular, the Intermediate New York Tax-Exempt Fund’s distributions are generally derived from New York tax-exempt investments and will generally be exempt from New York State and New York City personal income taxes as well as the New York City Unincorporated Business Tax (but not the New York State corporate franchise or New York City general corporation tax), provided that the interest on such obligations is and continues to be exempt from applicable federal income taxes, New York state personal income taxes and New York City personal income and unincorporated business taxes. Distributions properly designated as derived from interest on U.S. obligations exempt from state taxation are exempt from New York State and New York city taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends paid by the Fund will generally be taxable income for purposes thereof. Distributions from a Fund’s income other than exempt-interest dividends (including capital gains on (i) New York tax-exempt investments or (ii) U.S. obligations exempt from state taxation, are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

The Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, and the Municipal Enhanced Yield Fund may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes, and any capital gains distributed by such Funds will generally be taxable. The foregoing is a general summary of the New York tax consequences of investing in a Fund. The U.S. Supreme Court heard an appeal in the fall of 2007 of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income earned on in-state municipal bonds differently from its treatment of the interest income earned on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The U.S. Supreme Court will likely issue a decision sometime before the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

104

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) potentially could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If an election is made under Section 988(a)(1)(B) of the Code, gains or loss on the foreign currency contract will be treated under the rules for options or futures contracts.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of foreign stock and securities, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is

105

made, the source of the electing Fund’s income will flow through to shareholders of the Fund. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of foreign stock and securities, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Non U.S. Shareholders

For non-U.S. shareholders, Capital Gain Dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. In the past, for taxable years of a Fund beginning before January 1, 2008, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Depending on the circumstances, a Fund could make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. It is unclear at this time whether the legislation will be enacted. In the case of shares of a Fund held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not affect adversely the Fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds,

106

except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder carries on a trade or business within the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents and domestic corporations.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”)—defined broadly to include any interest in U.S. real property and any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.

A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

In both such cases, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of the such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that at the time was a USRPHC and domestically controlled. Pending legislation would extend this exemption (possibly with retroactive effect) from withholding for one year; it is unclear at this time whether the legislation will be enacted.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend (provided that certain other conditions also are met) or (iii) the shares are USRPIs or the Capital Gain Dividends are attributable to the gain recognized on the disposition of a USRPI.

107

Foreign shareholders in the Funds should consult their tax advisors with respect to the potential application of the above rules.

Backup Withholding

Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will revert to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and

108

will indicate to the extent possible from what types of federal obligations such dividends are derived. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors that may affect any Fund invested in New York Municipal Obligations and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York Municipal Obligations.

New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State’s economy is diverse with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State’s economy has equaled or exceeded national trends, certain recent events (such as the events of September 11, 2001 and corporate governance scandals) resulted in a much sharper downturn in New York than in the rest of the nation.

Given New York City’s status as an international financial center, the current credit crisis could have an especially negative impact on the New York State economy. Though the New York State Division of the Budget is not forecasting a recession at this time, they have stated that the risk of a recession is substantial. Factors that have hurt the overall economy include the subprime mortgage crisis, a loss of momentum in the national labor market, and a decrease in both household and business spending, partly as a result of decreased credit market liquidity. Cushioning the current slowdown are solid growth in the global economy and an activist stance on the part of the Federal Reserve. The Federal government has also taken stimulative action. However, the national and State economic slowdown is expected to continue through 2008. Consistent with the slowing of both the national and New York economies, New York State employment growth is expected to decline from 1.1 percent for 2007 to 0.6 percent for 2008. As a result of the mortgage-backed security crisis, New York State projects a 5.5 percent decline in financial services and insurance sector bonuses for the first quarter of 2008, representing a loss of about $2.1 billion in wages relative to the same period in 2007. Wage growth is similarly projected to fall from 7.6 percent in 2007 to 3.3 percent in 2008. Slower growth in both the wage and nonwage components of income is projected to result in total personal income growth of 4.3 percent for 2008, following 7.4 percent growth for 2007. Finally, the State’s housing and commercial real estate markets are in better shape than the nation’s, but significant risks still exist. According to the New York State Division of the Budget, the dollar volume of New York City commercial real estate transactions appears to have peaked in the first quarter of 2007.

The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any decline in stock market performance could adversely affect the State’s income and employment levels. Higher energy prices, a weakening housing market, interest rate increases and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

109

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

On January 22, 2008, the proposed 2008-09 Budget for New York State was presented, with amendments formally submitted on February 12, 2008. The proposed balanced budget fulfilled the goals of responsibly closing the budget gap, protecting core priorities and investing for economic growth.

On April 9, 2008, the governor and the New York State Legislature reached a five-way consensus budget agreement. New York’s Enacted Budget is expected to spend less than was stated in its proposed Budget. Additionally, state agency operations spending growth will be limited to one percent.

Preliminary results indicate that State Operating Funds spending will total $80.5 billion, a 4.5 percent increase from the previous year. All Funds spending, which includes federal funds, will total $121.7 billion, an increase of 4.9 percent from the previous year. The New York State Division of Budget is expected to issue an updated Enacted Financial Plan in late April 2008.

The Budget, as proposed, maintains $2.2 billion in reserves. Debt is projected to grow by $3.7 billion to $53.7 billion.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to its 2008-09 proposed budget, New York State currently projects General Fund budget gaps of $3.6 billion in 2009-10, $6.1 billion in 2010-11, and $7.2 billion in 2011-12, assuming enactment of all proposed Budget recommendations.

The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to

110

localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of November 27, 2007, New York State’s General Obligation bonds are rated AA- by Fitch Ratings with a “positive” outlook, Aa3 with a “stable” outlook by Moody’s Investors Service and AA with a “stable” outlook by Standard and Poor’s Ratings Services. All three agencies base their General Obligation ratings on the State’s strong and diverse economic base, and on the remote nature of default risk as compared to other issuers. This is offset by the State’s high debt levels, persistent out-year gaps and a politically charged budget process. Rating agencies place emphasis on consistently maintaining adequate reserves and overcoming fiscal challenges posed by spending pressures. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2008-09 balanced Budget.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

SPECIMEN PRICE MAKE-UP

The following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that had shares of beneficial interest outstanding as of December 31, 2007, in each case based upon its respective net asset value and shares of beneficial interest outstanding as of the close of business on December 31, 2007.

Core Bond Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$9.98
Maximum Initial Sales Charge (4.25% of offering price)	0.44

Maximum offering price to public*	$10.42

Core Bond Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$9.97

Offering price to public	$9.97

Enhanced Income Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$1.91
Maximum Initial Sales Charge (1.50% of offering price)	0.03

Maximum offering price to public*	$1.94

111

Enhanced Income Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$1.90

Offering price to public	$1.90

Global Real Estate Securities Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$9.04
Maximum Initial Sales Charge (5.25% of offering price)	0.50

Maximum offering price to public*	$9.54

Global Real Estate Securities Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$9.04

Offering price to public	$9.04

High Yield Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$9.37
Maximum Initial Sales Charge (4.25% of offering price)	0.42

Maximum offering price to public*	$9.79

High Yield Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$9.38

Offering price to public	$9.38

Intermediate Government Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$9.98
Maximum Initial Sales Charge (4.25% of offering price)	0.44

Maximum offering price to public*	$10.42

Intermediate Government Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$9.99

Offering price to public	$9.99

Intermediate New York Tax-Exempt Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$10.82
Maximum Initial Sales Charge (4.25% of offering price)	0.48

Maximum offering price to public*	$11.30

Intermediate New York Tax-Exempt Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$10.81

Offering price to public	$10.81

Intermediate Tax-Exempt Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$9.89
Maximum Initial Sales Charge (4.25% of offering price)	0.44

Maximum offering price to public*	$10.33

112

Intermediate Tax-Exempt Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$9.88

Offering price to public	$9.88

International Equity Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$16.37
Maximum Initial Sales Charge (5.25% of offering price)	0.91

Maximum offering price to public*	$17.28

International Equity Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$16.58

Offering price to public	$16.58

Large Cap Equity Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$14.61
Maximum Initial Sales Charge (5.25% of offering price)	0.81

Maximum offering price to public*	$15.42

Large Cap Equity Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$14.66

Offering price to public	$14.66

Large Cap Growth Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$8.10
Maximum Initial Sales Charge (5.25% of offering price)	0.45

Maximum offering price to public*	$8.55

Large Cap Growth Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$8.20

Offering price to public	$8.20

Large Cap Value Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$11.55
Maximum Initial Sales Charge (5.25% of offering price)	0.64

Maximum offering price to public*	$12.19

Large Cap Value Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$11.51

Offering price to public	$11.51

Multi-Cap Equity Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$15.01
Maximum Initial Sales Charge (5.25% of offering price)	0.83

Maximum offering price to public*	$15.84

113

Municipal Enhanced Yield Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$9.37

Offering price to public	$9.37

S&P 500 Index Fund
Investor Shares
Net Asset Value and redemption price of Investor Share	$8.73

Offering price to public	$8.73

S&P 500 Index Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$8.72

Offering price to public	$8.72

Small Cap Core Equity Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$11.74
Maximum Initial Sales Charge (5.25% of offering price)	0.65

Maximum offering price to public*	$12.39

Small Cap Core Equity Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$11.78

Offering price to public	$11.78

Small Cap Growth Fund
Class A Shares
Net Asset Value and redemption price of Class A Share	$14.66
Maximum Initial Sales Charge (5.25% of offering price)	0.81

Maximum offering price to public*	$15.47

Small Cap Growth Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$14.99

Offering price to public	$14.99

U.S. Bond Market Index Fund
Investor Shares
Net Asset Value and redemption price of Investor Share	$10.40

Offering price to public	$10.40

U.S. Bond Market Index Fund
Institutional Shares
Net Asset Value and redemption price of Institutional Share	$10.40

Offering price to public	$10.40

*	Represents maximum offering price charged on purchases based on the Fund’s maximum initial sales charge in effect as of December 31, 2007. See “Purchase of Shares” above.

114

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2007, included in the Funds’ Annual Reports and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended December 31, 2007 were filed electronically with the SEC on Form N-CSR on March 7, 2008 (Accession No.0001193125-08-049802).

115

APPENDIX A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Advisor or Sub-Advisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

B-1

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

B-2

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

B-3

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-4

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

B-5

PART C

To the Registration Statement of

Managers AMG Funds (the “Trust” or the “Registrant”)

OTHER INFORMATION

Item 15.	INDEMNIFICATION

Under Article VI of the Registrant’s Master Trust Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office (“Disabling Conduct”); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the “1940 Act”). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

C-1

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Reference is made to the Distribution Agreement with Managers Distributors, Inc. and any amendments thereto attached as Exhibits e.1, e.2, e.3, e.4, e.5, e.6, e.7 and e.8, which are incorporated herein by reference and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 16.	EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE

Exhibit 1(a)	Master Trust Agreement of the Registrant dated June 18, 1999, is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

Exhibit 1(b)	Amendment No. 1 to the Master Trust Agreement changing the name of the “Essex Growth Fund” to “Essex Aggressive Growth Fund” is incorporated by reference to an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

Exhibit 1(c)	Amendment No. 2 to the Master Trust Agreement changing the name of the Trust to “Managers AMG Funds” is incorporated by reference to an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

Exhibit 1(d)	Amendment No. 3 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the “Frontier Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

Exhibit 1(e)	Amendment No. 4 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as the “First Quadrant Tax-Managed Equity Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

C-2

Exhibit 1(f)	Amendment No. 5 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as the “Frontier Small Company Value Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 20, 2001).

Exhibit 1(g)	Amendment No. 6 to the Master Trust Agreement establishing two new series of shares of beneficial interest of the Registrant designated as the “Rorer Large-Cap Fund” and the “Rorer Mid-Cap Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 5, 2001).

Exhibit 1(h)	Amendment No. 7 to the Master Trust Agreement establishing Investor and Institutional Classes of shares of the Essex Aggressive Growth Fund and Investor and Institutional Classes of shares of the Systematic Value Fund is incorporated by reference to an exhibit to Post Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 17, 2002).

Exhibit 1(i)	Amendment No. 8 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as the “Burridge Small Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 11, 2002).

Exhibit 1(j)	Amendment No. 9 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as “Essex Large Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 31, 2003).

Exhibit 1(k)	Amendment No. 10 to the Master Trust Agreement establishing two (2) new series of shares of beneficial interest of the Registrant designated as “TimesSquare Small Cap Growth Fund” and “TimesSquare Mid Cap Growth Fund,” respectively, is incorporated by reference to an exhibit to Post Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

Exhibit 1(l)	Amendment No. 10 [sic] to the Master Trust Agreement abolishing the series of shares known as the “First Quadrant Tax-Managed Equity Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

C-3

Exhibit 1(m)	Amendment No. 11 [sic] to the Master Trust Agreement redesignating the “Burridge Small Cap Growth Fund” as the “Essex Small Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

Exhibit 1(n)	Amendment No. 13 to the Master Trust Agreement redesignating the “Essex Small Cap Growth Fund” as the “Essex Small/Micro Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(o)	Amendment No. 14 to the Master Trust Agreement abolishing the series of shares known as “Frontier Growth Fund” and “Frontier Small Company Value Fund” and abolishing the Institutional and Investor Classes of shares of the “Systematic Value Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(p)	Amendment No. 15 to the Master Trust Agreement abolishing the series of shares known as “Rorer Mid-Cap Fund”; establishing A and C Classes of shares of the Essex Small/Micro Cap Growth Fund; and establishing A, C, and Institutional Classes of shares of the Systematic Value Fund is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(q)	Amendment No. 16 to the Master Trust Agreement changing the name of the “Essex Aggressive Growth Fund” to the “Essex Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2006).

Exhibit 1(r)	Amendment No. 17 to the Master Trust Agreement abolishing the series of shares known as the “Essex Large Cap Growth Fund” and establishing a new series of shares of beneficial interest of the Registrant designated as the “Systematic Mid Cap Fund” consisting of A, C, and Institutional Classes of shares, is incorporated by reference to an exhibit to Post Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2006).

C-4

Exhibit 1(s)	Amendment No. 18 to the Master Trust Agreement abolishing the series of shares of the Registrant known as the “Rorer Large-Cap Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2007).

Exhibit 1(t)	Amendment No. 19 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as “Skyline Special Equities Portfolio” is incorporated by reference to an exhibit to Post Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 21, 2007).

Exhibit 1(u)	Form of Amendment No. 20 to the Master Trust Agreement establishing two new series of shares of beneficial interest of the Registrant designated as “GW&K Multi-Cap Equity Fund” and “GW&K Municipal Enhanced Yield Fund” (*).

Exhibit 2	By-Laws, as amended, are incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

Exhibit 3	Not applicable.

Exhibit 4	Form of Agreement and Plan of Reorganization – Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

Exhibit 5	Instruments Defining Rights of Security Holders – Incorporated by reference to articles 4 and 5 and sections 6.1, 6.3, 6.5, 6.6, 7.1, 7.2, and 7.3 of the Master Trust Agreement dated June 18, 1999, is incorporated by reference herein as Exhibit 1(a).

Exhibit 6(a)	Investment Management Agreement between the Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC), dated as of October 19, 1999, is incorporated by reference to an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

Exhibit 6(b)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers Investment Group LLC relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (*).

Exhibit 6(c)	Form of Subadvisory Agreement between Managers Investment Group LLC and Gannett Welsh & Kotler, LLC relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (*).

C-5

Exhibit 7(a)	Distribution Agreement between the Registrant and Managers Distributors, Inc. is incorporated by reference to an exhibit to Post Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 31, 2001).

Exhibit 7(b)	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (*).

Exhibit 8	Not applicable.

Exhibit 9	Custodian Agreement between the Registrant and The Bank of New York, dated June 25, 2002 is incorporated by reference to an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

Exhibit 10(a)	Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1, dated as of June 6, 2008 is incorporated by reference to an exhibit to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2008).

Exhibit 10(b)	Addendum to the Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1 with respect to Class A shares of the GW&K Multi-Cap Equity Fund (*).

Exhibit 10(c)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to the GW&K Multi-Cap Equity Fund (*).

Exhibit 11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (*).

Exhibit 12	Opinion of Ropes & Gray LLP with respect to tax matters (**).

Exhibit 13(a)	Form of Expense Limitation Agreement between the Registrant and Managers Investment Group LLC with respect to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (*).

Exhibit 13(b)	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers Investment Group LLC with respect to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (*).

C-6

Exhibit 13(c)	Transfer Agency Services Agreement between the Registrant and PFPC Inc. is incorporated by reference to an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

Exhibit 13(d)	Amendment to Transfer Agency Services Agreement between the Registrant and PFPC Inc. dated, January 1, 2008 is incorporated by reference to an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2008).

Exhibit 14	Consent of Tait, Weller & Baker LLP (*).

Exhibit 15	None.

Exhibit 16	Powers of Attorney (*).

Exhibit 17	Code of Ethics of Gannett Welsh & Kotler, LLC (*).

*	Filed herewith.

**	To be filed by post-effective amendment.

Item 17	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this registration statement no later than a reasonable time after the closing of the transactions.

C-7

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Norwalk and State of Connecticut, on the 1st day of August, 2008.

MANAGERS AMG FUNDS

By:	/s/ Donald S. Rumery
Name:	Donald S. Rumery
Title:	Treasurer

As required by the Securities Act of 1933, this registration statement of Managers AMG Funds has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Jack W. Aber* Jack W. Aber	Trustee	August 1, 2008

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	August 1, 2008

/s/ Nathaniel Dalton* Nathaniel Dalton	Trustee	August 1, 2008

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	August 1, 2008

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	August 1, 2008

/s/ Eric Rakowski* Eric Rakowski	Trustee	August 1, 2008

Thomas R. Schneeweis	Trustee	August 1, 2008

/s/ John H. Streur* John H. Streur	Trustee and President	August 1, 2008

/s/ Donald S. Rumery Donald S. Rumery	Treasurer and Chief Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	August 1, 2008

* By:	/s/ Donald S. Rumery
Name:	Donald S. Rumery
Attorney-In-Fact, pursuant to powers of attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1(u)	Form of Amendment No. 20 to the Master Trust Agreement establishing two new series of shares of beneficial interest of the Registrant designated as “GW&K Multi-Cap Equity Fund” and “GW&K Municipal Enhanced Yield Fund.”

Exhibit 6(b)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers Investment Group LLC relating to GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund.

Exhibit 6(c)	Form of Subadvisory Agreement between Managers Investment Group LLC and Gannett Welsh & Kotler, LLC relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund.

Exhibit 7(b)	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund.

Exhibit 10(b)	Addendum to the Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1 with respect to Class A shares of the GW&K Multi-Cap Equity Fund.

Exhibit 10(c)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to the GW&K Multi-Cap Equity Fund.

Exhibit 11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered relating to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund.

Exhibit 13(a)	Form of Expense Limitation Agreement between the Registrant and Managers Investment Group LLC with respect to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund.

Exhibit 13(b)	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers Investment Group LLC with respect to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund.

Exhibit 14	Consent of Tait, Weller & Baker LLP.

Exhibit 16	Powers of Attorney.

Exhibit 17	Code of Ethics of Gannett Welsh & Kotler, LLC.